                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay
                                                              California Tax Free Fund versus Lehman
                                                              Brothers Municipal Bond Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and
                                                              Analysis                                         5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings                     10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               26
                                                              The MainStay(R) Funds                           27

                       This page intentionally left blank

President's Letter

The year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations of technology stocks had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Throughout 2000, the strength of the U.S. dollar versus other currencies made international investing challenging for U.S. investors. A fourth-quarter rally in the euro could signal a turnaround, but only time will tell.

Despite this volatility, MainStay(R) shareholders enjoyed the confidence of knowing that throughout the year, their Funds were consistently managed with well-defined investment disciplines. Seeking to avoid any hint of style drift, each of our portfolio managers rigorously adhered to an investment process that doesn't change, even when the markets shift. MainStay shareholders knew they could depend on our unwavering commitment to integrity and service--in our Fund management, accounting, reporting, and shareholder communications.

This annual report details the events that affected your MainStay investment during the 12 months ended December 31, 2000. The portfolio manager commentary gives you an inside look at the market forces and management decisions that affected your Fund's strategic direction and investment results. If you have questions, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2001

$10,000 Invested in MainStay California
Tax Free Fund versus Lehman Brothers
Municipal Bond Index and Inflation

CLASS A SHARES Total Returns: 1 Year 7.46%, 5 Years 3.32%, Since Inception 5.21%

[LINE GRAPH]

                                                 MAINSTAY CALIFORNIA TAX         LEHMAN BROTHERS
                                                        FREE FUND             MUNICIPAL BOND INDEX*         INFLATION (CPI)+
                                                 -----------------------      ---------------------         ----------------
10/1/91                                           $        9550                $      10000                  $    10000
12/91                                                      9748                       10335                       10051
12/92                                                     10516                       11247                       10349
12/93                                                     11852                       12628                       10632
12/94                                                     11943                       11975                       10908
12/95                                                     12700                       14066                       11192
12/96                                                     13526                       14689                       11563
12/97                                                     14491                       16038                       11758
12/98                                                     15263                       17077                       11947
12/99                                                     14227                       16513                       12267
12/00                                                     16010                       18441                       12674

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 7.27%, 5 Years 3.68%, Since Inception 5.57% Class C Total Returns: 1 Year 11.27%, 5 Years 4.02%, Since Inception 5.57%

[LINE GRAPH]

                                                 MAINSTAY CALIFORNIA TAX         LEHMAN BROTHERS
                                                        FREE FUND             MUNICIPAL BOND INDEX*         INFLATION (CPI)+
                                                 -----------------------      ---------------------         ----------------
10/1/91                                           $       10000               $       10000                  $    10000
12/91                                                     10207                       10335                       10051
12/92                                                     11011                       11247                       10349
12/93                                                     12410                       12628                       10632
12/94                                                     12497                       11975                       10908
12/95                                                     13259                       14066                       11192
12/96                                                     14079                       14689                       11563
12/97                                                     15050                       16038                       11758
12/98                                                     15813                       17077                       11947
12/99                                                     14716                       16513                       12267
12/00                                                     16521                       18441                       12674

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge. Class B share performance includes the historical performance of the Class A shares for periods from 10/1/91 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from 1/3/95 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Lehman Brothers Municipal Bond Index includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

After 10 years of expansion in the U.S. economy, signs of a long-awaited correction became increasingly evident as the year 2000 drew to a close. The annualized rate of growth in gross domestic product was 2.2% in the third quarter, far slower than the 6.1% average over the prior four quarters. Employment growth averaged 102,000 jobs per month from September to November, less than half the average monthly growth in 1999. Consumer confidence fell to a two-year low. The manufacturing inventory-to-sales ratio reached its highest level since May 1999. Much of the correction can be attributed to tighter credit conditions--a lagged effect of successive rate hikes over an 18-month period that brought the targeted federal funds rate to 6.50% in May 2000. The Federal Reserve used its tightening bias to slow economic growth while keeping inflation in check.

At its December 2000 meeting, the Fed finally signaled its willingness to adopt a less restrictive monetary policy in 2001. This shift from a tightening bias to suggesting an easing bias should gradually restimulate business and consumer spending. Fortunately, inflation remained modest throughout the year, and the innovative spirit of the goods and services sectors did not diminish. Productivity growth clocked in at a healthy 3.3% in the most recent quarterly release.

Municipal bonds provided excellent performance in 2000 on both an absolute and relative basis. In absolute terms, long-term municipal-bond yields fell 0.80% during the 12 months ended December 31, 2000. The 11.68% annual return for the Lehman Brothers Municipal Bond Index(1) was its best annual performance since 1995. On a tax-adjusted basis, municipals outperformed all the taxable-income asset classes in the Lehman Brothers Aggregate Index,(2) including U.S. Treasuries. Perhaps more significantly, the tax-adjusted returns of the Lehman Brothers Municipal Bond Index outperformed most major equity indices for the first time since 1990.

Two major factors contributed to the strong performance of municipal bonds:

- Decrease in supply of new issues. New-issue volume totaled $200 billion in 2000, a 16% decrease from the $237 billion figure in 1999. Also, higher interest rates, particularly in the first six months of the year, reduced the economic incentive for issuers to refund outstanding debt. As a consequence, refunding volume declined 50% in 2000 and new-money issuance (the amount of additional long-term financing over maturing and refunded issues) increased 5% versus the prior year.

- Robust demand on the part of retail and institutional investors. In the first half of 2000, retail investors were attracted by the relatively high yields available in the municipal market. Institutions, such as insurance companies, viewed municipals as attractive on a relative basis as compared to a surging U.S. Treasury market. Mutual-fund cash flows picked up in the second half of

-------
(1) See footnote on page 4 for more information on the Lehman Brothers Municipal Bond Index.
(2) The Lehman Brothers Aggregate Bond Index is an unmanaged Index that represents U.S. domestic taxable investment-grade bonds, including U.S. Treasuries, agencies, corporate, and mortgage-backed securities with an average maturity and duration in the intermediate range. An investment cannot be made directly into an index.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

[BAR GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/91                                                                             2.07
12/92                                                                             7.88
12/93                                                                            12.71
12/94                                                                            -4.88
12/95                                                                            15.18
12/96                                                                             3.44
12/97                                                                             7.90
12/98                                                                             5.33
12/99                                                                            -6.79
12/00                                                                            12.53

Past performance is no guarantee of future results. See footnote * on page 10 for more information on performance.

CLASS B AND CLASS C SHARES

[BAR GRAPH]

                                                                          CLASS B & C SHARES
                                                                          ------------------
12/91                                                                             2.07
12/92                                                                             7.88
12/93                                                                            12.71
12/94                                                                            -4.88
12/95                                                                            14.91
12/96                                                                             3.10
12/97                                                                             7.63
12/98                                                                             5.07
12/99                                                                            -6.94
12/00                                                                            12.27

Past performance is no guarantee of future results. Class B returns reflect the historical performance of the Class A shares through 12/94. Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 10 for more information on performance.

  the year, as investors shifted assets from stocks to bonds and institutional investors saw better relative value in municipals than in the corporate bond market.

The California economy roared ahead during the first six months of 2000. As of June 30, the state's general-fund balance soared well ahead of previous estimates to $7.8 billion. Employment grew in excess of 2.6% on an annualized basis, exceeding the national average, and personal-income growth was healthy. Based on these positive numbers, both Standard & Poor's and Moody's upgraded the state's debt one notch in September. As the year drew to a close,

California's economy was negatively impacted by the fading technology boom, the national economic slowdown, and the liquidity crunch of the state's two largest utilities caused by spiraling wholesale energy costs.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, MainStay California Tax Free Fund returned 12.53% for Class A shares and 12.27% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 12.95% return of the average Lipper(3) California municipal debt fund but outperformed the 11.68% return of the Lehman Brothers Municipal Bond Index for the annual period.

PORTFOLIO MANAGEMENT DECISIONS

The Fund's absolute returns were strong, but an emphasis on the longer end of the municipal yield curve negatively impacted the Fund's performance relative to its peer group. Strong retail-driven demand for short- to intermediate-term bonds fueled by California's continued strong economic growth led those maturities to outperform the longer end of the yield curve during the first six months of the year.

In addition, the portfolio's position in educational-facility bonds detracted from performance. In California, smaller private schools were not meeting their revenue targets due to competition from the state-school system. State-school programs had become more flexible at meeting the demands of part-time students in terms of hours and satellite-campus locations. These discrepancies caused yield spreads to widen and private-school bonds to underperform. We sold the Fund's position in these bonds during the second quarter, which proved beneficial as their performance remained weak after the sale.

During the third quarter, we lengthened the duration of the Fund to a neutral to slightly longer-than-benchmark position, as corporate earnings and economic data weakened. This strategy led the Fund to outperform in the fourth quarter, as municipal yields fell by 0.45%. Zero-coupon holdings, such as those for the Escondido School District due 2012, and deeper-discount bonds, such as Los Angeles Parking Revenue 4.75% bonds due 2024, were particularly strong contributors to the Fund's performance.

The Fund also benefited by remaining underweighted in lower-rated health care issues, as this sector underperformed. The portfolio was invested in essential-service revenue bonds, such as those issued to finance transportation and water and sewer systems. These issues have solid revenue streams supporting them, and we expect them to maintain their value better than lower-rated issues as the economy slows.

-------
(3) See footnote and table on page 10 for more information about Lipper Inc.

LOOKING AHEAD

While the bond markets were digesting the presidential election results, the Federal Reserve threw the market off balance in December by raising concerns about how quickly the economy was slowing. In an abrupt about-face, the Fed signaled its intention to lower the targeted federal funds rate from 6.50%, with most economists expecting the rate to fall to 5.50% by mid-2001.

With the Federal Reserve in an easing mode, we expect yields to fall and municipal bonds to perform well. We also believe that intermediate maturities are likely to continue to outperform as the municipal yield curve steepens. (We anticipate that yields on shorter-maturity bonds will fall more than those on longer-term bonds.) Thus, we intend to continue to overweight the portfolio in the intermediate portion of the municipal yield curve and to maintain a somewhat longer-than-average duration as we head into 2001. We believe that zero-coupon and discount issues should continue to perform well.

We intend to maintain the high quality of the securities in the Fund's portfolio. As the economy slows, lower-rated securities are likely to continue to under-perform. We also plan to maintain the Fund's underweighted position in health care. Signs from Washington that the Bush administration and Congress are serious about restoring profitability to the public health care sector would lead us to revisit our posture toward hospital credits. An increase in issuance of bonds backed by tobacco-related settlements with the states may provide an opportunity to add these credits to the portfolio at attractive spread levels.

In our view, the incoming Bush administration is likely to have a mixed impact on the municipal-bond markets. President Bush is likely to forge ahead with his significant tax-cut proposal, which could weaken incentives to invest in municipal bonds. Bush's proposal to repeal the estate tax, on the other hand, would probably favor additional municipal investments and might even counterbalance any negative impact from the tax-cut proposal.

With the yields of long-term insured municipal bonds at 94% of U.S. Treasury yields as of year-end 2000, municipals continue to appear attractive versus U.S. Treasuries. Whatever the markets may bring, the Fund will continue to seek to provide a high level of current income exempt from regular federal income tax and California personal income tax, consistent with the preservation of capital.

John Fitzgerald
Laurie Walters
Portfolio Managers
MacKay Shields LLC

A portion of income may be subject to state and local taxes or the alternative minimum tax. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

   TARGETED DIVIDEND POLICY

   MainStay California Tax Free Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. Following a dividend adjustment in 1999, the Fund's dividend was increased in January 2000. Since the Fund's managers did not engage in any additional trading to provide the new dividend, the Fund's portfolio turnover rate and transaction costs were not affected. Shareholders should refer to their 2000 Form 1099-DIV for the total amount of their distributions in 2000.

Returns and Lipper Rankings as of 12/31/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                           SINCE INCEPTION
                   1 YEAR       5 YEARS    THROUGH 12/31/00
Class A            12.53%        4.28%       5.74%
Class B            12.27%        4.02%       5.57%
Class C            12.27%        4.02%       5.57%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                           SINCE INCEPTION
                   1 YEAR       5 YEARS    THROUGH 12/31/00
Class A            7.46%         3.32%          5.21%
Class B            7.27%         3.68%          5.57%
Class C            11.27%        4.02%          5.57%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/00

                                          SINCE INCEPTION
                  1 YEAR      5 YEARS     THROUGH 12/31/00
Class A         66 out of    72 out of       37 out of
                107 funds    80 funds        41 funds
Class B         75 out of    78 out of       70 out of
                107 funds    80 funds        71 funds
Class C         75 out of    n/a             90 out of
                107 funds                    99 funds
Average Lipper
CA municipal
debt fund       12.95%       5.03%          6.34%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
12/31/00

                NAV 12/31/00  INCOME    CAPITAL GAINS
Class A            $9.57      $0.4062    $0.0000
Class B            $9.55      $0.3826    $0.0000
Class C            $9.55      $0.3826    $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Performance figures for this class include the historical performance of the Class A shares for periods from inception (10/1/91) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (1/3/95) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/00. Class A shares were first offered to the public on 10/1/91, Class B shares on 1/3/95, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 10/1/91 through 12/31/00.

The preceding pages have not been audited.

MainStay California Tax Free Fund

                                   PRINCIPAL
                                    AMOUNT            VALUE
--------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS (94.4%)+

CALIFORNIA (78.7%)
California Educational
 Facilities
 Authority Revenue
 Dominican University
 5.75%, due 12/1/30.............  $  500,000       $   503,165
 Pooled College & University
 Projects, Series B
 6.30%, due 4/1/21 (b)..........     500,000           525,425
 University of Southern
 California
 Series C
 5.125%, due 10/1/28............   1,000,000         1,002,720
California Infrastructure &
 Economic
 Development Bank Revenue
 5.50%, due 6/1/19..............   1,000,000         1,053,080
 Series A
 5.625%, due 7/1/20.............   1,000,000         1,051,060
California Pollution Control
 Financing Authority Revenue
 San Diego Gas & Electric
 Series A
 5.90%, due 6/1/14..............     400,000           397,416
California State General
 Obligation
 5.75%, due 12/1/29.............   1,000,000         1,068,150
California State Public Works
 Board
 Lease Revenue
 Department of Corrections
 State Prisons
 Series A
 5.00%, due 12/1/19.............   1,000,000         1,035,380
California Statewide Community
 Development Authority
 Certificate Participation
 Catholic HealthCare West
 6.50%, due 7/1/20..............   1,000,000         1,002,260
California Statewide Community
 Development Authority Revenue
 LA Orthopaedic Hospital
 Foundation
 5.375%, due 6/1/16.............     500,000           518,975
Escondido California
 Union High School District
 (zero coupon), due 11/1/12.....   1,350,000           787,496
Los Angeles California
 Department of Water & Power
 Electric Plant Revenue
 6.375%, due 2/1/20.............   2,000,000         2,080,360
Los Angeles California
 Parking Revenue
 Series A
 4.75%, due 5/1/24..............   1,000,000           957,620
--------------------------------------------------------------
+  Percentages indicated are based on Fund net assets.

                                   PRINCIPAL
                                    AMOUNT            VALUE
--------------------------------------------------------------
CALIFORNIA (CONTINUED)
Los Angeles California
 Unified School District
 Series D
 5.625%, due 7/1/17.............  $1,000,000       $ 1,069,860
Mendocino County California
 Certificates Participation
 County Public Facilities Corp.
 5.25%, due 6/1/30..............   1,000,000         1,011,530
Oakland California
 General Obligation, Measure K
 Series C
 5.90%, due 12/15/22 (b)........   1,000,000         1,074,350
Pomona California Public
 Financing
 Authority Revenue
 Water Facilities Project
 Series AC
 5.50%, due 5/1/29..............     500,000           520,570
San Francisco California
 City & County Certificates
 Participation
 San Bruno Jail N03
 5.25%, due 10/1/26.............     750,000           759,360
San Marino California Unified
 School District, Series B
 5.00%, due 6/1/23..............   1,000,000         1,019,640
Santa Clara California
 Unified School District
 5.50%, due 7/1/25..............   1,000,000         1,044,220
Santa Monica-Malibu
 Unified School District
 5.25%, due 8/1/17..............   1,000,000         1,077,830
                                                   -----------
                                                    19,560,467
                                                   -----------

FLORIDA (2.2%)
Tampa Florida Utility Tax &
 Special Revenue
 6.00%, due 10/1/09.............     500,000           549,875
                                                   -----------

PUERTO RICO (9.3%)
Puerto Rico Commonwealth
 Infrastructure Financing
 Authority
 Power Revenue
 Series A
 5.00%, due 7/1/13..............     500,000           520,220
 5.50%, due 10/1/17.............     500,000           535,830
Puerto Rico Electric Power
 Authority
 Power Revenue
 Series HH
 5.25%, due 7/1/29..............     500,000           507,870
 Series U
 6.00%, due 7/1/14..............     705,000           750,176
                                                   -----------
                                                     2,314,096
                                                   -----------

  THE NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF, AND SHOULD BE
              READ IN CONJUNCTION WITH, THE FINANCIAL STATEMENTS.

Portfolio of Investments December 31, 2000

                                   PRINCIPAL
                                    AMOUNT            VALUE
--------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
VIRGIN ISLANDS (4.2%)
Virgin Islands Public Finance
 Authority
 Revenue, Gross Receipts Taxes
 Series A
 6.50%, due 10/1/24.............  $1,000,000       $ 1,054,090
                                                   -----------
Total Long-Term Municipal Bonds
 (Cost $23,401,822).............                    23,478,528
                                                   -----------
CUMULATIVE PREFERRED STOCK
 (4.1%)
Charter Mac Equity Issuer Trust
 Series A-1
 7.10%, due 6/30/09 (a)(b)(c)...   1,000,000         1,016,980
                                                   -----------
Total Cumulative Preferred Stock
 (Cost $1,000,000)..............                     1,016,980
                                                   -----------

SHORT-TERM MUNICIPAL BONDS (4.0%)
California Heatlh Facilities
  Financing Authority
  3.75%, due 7/1/12 (c).........     100,000           100,000
Irvine Ranch California Water
 District
 Various Improvement District
 Series A
 3.75%, due 11/15/13 (c)........     200,000           200,000
 Series A
 3.75%, due 11/15/13 (c)........     400,000           400,000
 Series A
 3.75%, due 11/15/13 (c)........     200,000           200,000
 3.75%, due 8/1/16 (c)..........     100,000           100,000
                                                   -----------
Total Short-Term Municipal Bonds
 (Cost $1,000,000)..............                     1,000,000
                                                   -----------
Total Investments (Cost
 $24,401,822) (d)...............       102.5%       25,495,508(e)
Liabilities in Excess of
 Cash and Other Assets..........        (2.5)         (613,604)
                                       -----       -----------
Net Assets......................       100.0%      $24,881,904
                                       =====       ===========

                       CONTRACTS        UNREALIZED
                         LONG         DEPRECIATION(f)
-----------------------------------------------------
FUTURES CONTRACTS (0.0%)(g)
Municipal Bond
  March 2001.........       5              $(469)
                                           -----
Total Futures
 Contracts
 (Settlement Value
 $517,656)...........                      $(469)
                                           =====

-------
(a) May be sold to institutional investors only.
(b) Segregated as collateral for futures contracts.
(c) Variable rate security that may be tendered back to the issuer at any time prior to maturity at par.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.
(e) At December 31, 2000, net unrealized appreciation was $1,093,686, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,120,557 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $26,871
(f) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 2000.
(g) Less than one tenth of a percent.

  THE NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF, AND SHOULD BE
              READ IN CONJUNCTION WITH, THE FINANCIAL STATEMENTS.

Statement of Assets and Liabilities as of December 31, 2000

ASSETS:
Investment in securities, at value (identified cost
  $24,401,822)..............................................       $25,495,508
Cash........................................................            72,023
Receivables:
  Variation margin on futures contracts.....................               625
  Investment securities sold................................            25,716
  Interest..................................................           375,618
                                                                   -----------
        Total assets........................................        25,969,490
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         1,028,720
  Shareholder communication.................................            13,784
  Transfer agent............................................             8,838
  MainStay Management.......................................             8,143
  Custodian.................................................             7,662
  NYLIFE Distributors.......................................             7,553
  Trustees..................................................               194
Accrued expenses............................................            12,692
                                                                   -----------
        Total liabilities...................................         1,087,586
                                                                   -----------
Net assets..................................................       $24,881,904
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    13,915
  Class B...................................................            10,943
  Class C...................................................             1,163
Additional paid-in capital..................................        25,687,925
Accumulated undistributed net investment income.............               566
Accumulated net realized loss on investments................        (1,925,825)
Net unrealized appreciation on investments and futures
  contracts.................................................         1,093,217
                                                                   -----------
Net assets..................................................       $24,881,904
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $13,322,092
                                                                   ===========
Shares of beneficial interest outstanding...................         1,391,519
                                                                   ===========
Net asset value per share outstanding.......................       $      9.57
Maximum sales charge (4.50% of offering price)..............              0.45
                                                                   -----------
Maximum offering price per share outstanding................       $     10.02
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $10,448,842
                                                                   ===========
Shares of beneficial interest outstanding...................         1,094,296
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.55
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 1,110,970
                                                                   ===========
Shares of beneficial interest outstanding...................           116,352
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.55
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Interest..................................................  $1,347,771
                                                              ----------
Expenses:
  Management................................................     118,663
  Transfer agent............................................      53,569
  Service--Class A..........................................      31,863
  Service--Class B..........................................      25,234
  Service--Class C..........................................       2,235
  Distribution--Class B.....................................      25,237
  Distribution--Class C.....................................       2,235
  Professional..............................................      24,099
  Shareholder communication.................................      17,652
  Custodian.................................................      17,464
  Recordkeeping.............................................      12,000
  Registration..............................................       6,667
  Trustees..................................................         630
  Miscellaneous.............................................      21,147
                                                              ----------
    Total expenses before reimbursement.....................     358,695
Expense reimbursement from Manager..........................     (36,939)
                                                              ----------
    Net expenses............................................     321,756
                                                              ----------
Net investment income.......................................   1,026,015
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions.....................................    (760,868)
  Futures transactions......................................       6,979
                                                              ----------
Net realized loss on investments............................    (753,889)
                                                              ----------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................   2,545,832
  Futures transactions......................................     (19,906)
                                                              ----------
Net unrealized gain on investments..........................   2,525,926
                                                              ----------
Net realized and unrealized gain on investments.............   1,772,037
                                                              ----------
Net increase in net assets resulting from operations........  $2,798,052
                                                              ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2000           1999
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 1,026,015    $ 1,151,090
  Net realized loss on investments..........................     (753,889)    (1,171,936)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    2,525,926     (1,872,932)
                                                              -----------    -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................    2,798,052     (1,893,778)
                                                              -----------    -----------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (565,957)      (669,100)
    Class B.................................................     (422,047)      (466,785)
    Class C.................................................      (37,445)       (17,129)
  From net realized gain on investments:
    Class A.................................................           --        (31,459)
    Class B.................................................           --        (25,724)
    Class C.................................................           --         (2,513)
                                                              -----------    -----------
      Total dividends and distributions to shareholders.....   (1,025,449)    (1,212,710)
                                                              -----------    -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      596,705      2,594,754
    Class B.................................................    1,082,499      2,819,909
    Class C.................................................      280,771      1,230,588
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      251,943        374,661
    Class B.................................................      222,241        282,622
    Class C.................................................       35,709         19,069
                                                              -----------    -----------
                                                                2,469,868      7,321,603
  Cost of shares redeemed:
    Class A.................................................   (1,523,416)    (7,416,573)
    Class B.................................................   (2,183,321)    (2,225,311)
    Class C.................................................     (316,641)      (155,441)
                                                              -----------    -----------
      Decrease in net assets derived from capital share
       transactions.........................................   (1,553,510)    (2,475,722)
                                                              -----------    -----------
      Net increase (decrease) in net assets.................      219,093     (5,582,210)
NET ASSETS:
Beginning of year...........................................   24,662,811     30,245,021
                                                              -----------    -----------
End of year.................................................  $24,881,904    $24,662,811
                                                              ===========    ===========
Accumulated undistributed net investment income at end of
  year......................................................  $       566    $        --
                                                              ===========    ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                       Class A
                                                            --------------------------------------------------------------
                                                                               Year ended December 31,
                                                            --------------------------------------------------------------
                                                               2000          1999         1998         1997         1996
                                                            ----------      -------      -------      -------      -------
Net asset value at beginning of period................       $  8.89        $  9.98      $  9.93      $  9.78      $  9.95
                                                             -------        -------      -------      -------      -------
Net investment income.................................          0.41           0.41         0.44         0.48         0.49
Net realized and unrealized gain (loss) on
  investments.........................................          0.68          (1.07)        0.08         0.27        (0.16)
                                                             -------        -------      -------      -------      -------
Total from investment operations......................          1.09          (0.66)        0.52         0.75         0.33
                                                             -------        -------      -------      -------      -------
Less dividends and distributions:
  From net investment income..........................         (0.41)         (0.41)       (0.46)       (0.48)       (0.50)
  From net realized gain on investments...............            --          (0.02)       (0.01)       (0.12)          --
                                                             -------        -------      -------      -------      -------
Total dividends and distributions.....................         (0.41)         (0.43)       (0.47)       (0.60)       (0.50)
                                                             -------        -------      -------      -------      -------
Net asset value at end of period......................       $  9.57        $  8.89      $  9.98      $  9.93      $  9.78
                                                             =======        =======      =======      =======      =======
Total investment return (a)...........................         12.53%         (6.79%)       5.33%        7.90%        3.44%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.............................          4.44%          4.27%        4.42%        4.88%         5.0%
    Net expenses......................................          1.24%          1.24%        1.24%        1.24%        1.24%
    Expenses (before reimbursement)...................          1.40%          1.31%        1.40%        1.26%         1.3%
Portfolio turnover rate...............................            61%           123%         104%         108%          79%
Net assets at end of period (in 000's)................       $13,322        $13,048      $19,204      $18,199      $18,098

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one thousand.

  THE NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF, AND SHOULD BE
              READ IN CONJUNCTION WITH, THE FINANCIAL STATEMENTS.

                       Class B                                       Class C
    ---------------------------------------------   ------------------------------------------
                                                                                  September 1*
               Year ended December 31,               Year ended     Year ended      through
    ---------------------------------------------   December 31,   December 31,   December 31,
     2000      1999      1998      1997     1996        2000           1999           1998
    -------   -------   -------   ------   ------   ------------   ------------   ------------
    $  8.87   $  9.95   $  9.90   $ 9.75   $ 9.91      $ 8.87         $ 9.95         $ 9.95
    -------   -------   -------   ------   ------      ------         ------         ------
       0.38      0.38      0.42     0.45     0.45        0.38           0.38           0.13
       0.68     (1.05)     0.07     0.27    (0.16)       0.68          (1.05)          0.02
    -------   -------   -------   ------   ------      ------         ------         ------
       1.06     (0.67)     0.49     0.72     0.29        1.06          (0.67)          0.15
    -------   -------   -------   ------   ------      ------         ------         ------
      (0.38)    (0.39)    (0.43)   (0.45)   (0.45)      (0.38)         (0.39)         (0.14)
         --     (0.02)    (0.01)   (0.12)      --          --          (0.02)         (0.01)
    -------   -------   -------   ------   ------      ------         ------         ------
      (0.38)    (0.41)    (0.44)   (0.57)   (0.45)      (0.38)         (0.41)         (0.15)
    -------   -------   -------   ------   ------      ------         ------         ------
    $  9.55   $  8.87   $  9.95   $ 9.90   $ 9.75      $ 9.55         $ 8.87         $ 9.95
    =======   =======   =======   ======   ======      ======         ======         ======
      12.27%    (6.94%)    5.07%    7.63%    3.10%      12.27%         (6.94%)         1.51%
       4.19%     4.02%     4.17%    4.63%     4.7%       4.19%          4.02%          4.17%+
       1.49%     1.49%     1.49%    1.49%    1.49%       1.49%          1.49%          1.49%+
       1.65%     1.56%     1.65%    1.51%     1.6%       1.65%          1.56%          1.65%+
         61%      123%      104%     108%      79%         61%           123%           104%
    $10,449   $10,573   $11,040   $7,288   $5,089      $1,111         $1,042             --(b)

  THE NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF, AND SHOULD BE
              READ IN CONJUNCTION WITH, THE FINANCIAL STATEMENTS.

MainStay California Tax Free Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay California Tax Free Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on October 1, 1991, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on January 3, 1995 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide a high level of current income exempt from regular federal income tax and California personal income tax, consistent with preservation of capital.

The Fund invests substantially all of its assets in debt obligations issued by political subdivisions and authorities in the State of California, the Commonwealth of Puerto Rico, Guam and the Virgin Islands. The issuer's ability to meet its obligations may be affected by economic and political developments in the State of California, the Commonwealth of Puerto Rico, Guam and the Virgin Islands.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Notes to Financial Statements

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options for futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their

MainStay California Tax Free Fund

contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date. Discounts are accreted when required by federal tax regulations.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), served as the Fund's manager pursuant to a management agreement and provided offices and conducted clerical, recordkeeping and bookkeeping services, and kept most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life.

Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.24%, 1.49% and 1.49% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2000 the Manager earned $118,663 and reimbursed the Fund $36,939.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate of MainStay Management LLC and under the common control of New York Life, was substituted in place of MainStay Management LLC as the Fund's investment adviser. Under the Substitution Agreement among MainStay Management LLC, NYLIM and the Fund, NYLIM has assumed all of the interests, rights and responsibilities of MainStay Management LLC under the Management and Sub-Advisory Agreements to which it is a party. The terms and conditions of these agreements, including management fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Fund and the investment process used by NYLIM is identical to that which was used by MainStay Management LLC.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

MainStay California Tax Free Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $770 for the year ended December 31, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemptions of Class B and Class C shares of $15,426 and $1,867, respectively, for the year ended December 31, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2000 amounted to $53,569.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $291 for the year ended December 31, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $12,000 for the year ended December 31, 2000.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2000, for Federal income tax purposes, capital loss carryforwards of $1,926,294, were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through 2008. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000'S)
                     -----------------                        -------
      2007..................................................  $  757
      2008..................................................   1,169
                                                              ------
                                                              $1,926
                                                              ======

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2000, purchases and sales of securities, other than short-term securities, were $14,444 and $15,834, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    YEAR ENDED                              YEAR ENDED
                                                 DECEMBER 31, 2000                      DECEMBER 31, 1999
                                         ---------------------------------      ----------------------------------
                                         CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
                                         -------      -------      -------      -------      -------      --------
Shares sold............................     65          117           30          273          290          132
Shares issued in reinvestment of
  dividends and distributions..........     27           25            4           39           30            2
                                          ----         ----          ---         ----         ----          ---
                                            92          142           34          312          320          134
Shares redeemed........................   (168)        (240)         (35)        (769)        (237)        (17)
                                          ----         ----          ---         ----         ----          ---
Net increase (decrease)................    (76)         (98)          (1)        (457)          83          117
                                          ====         ====          ===         ====         ====          ===

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of The MainStay California Tax Free Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay California Tax Free Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Contact your investment professional for a free prospectus containing more information, including advisory fees, risks, other expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of December 31, 2000.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved.  MSCT11-02/01

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    California Tax Free Fund

    ANNUAL REPORT

    DECEMBER 31, 2000

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Capital
                                                              Appreciation Fund versus S&P 500 Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings                     10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               25
                                                              The MainStay(R) Funds                           26

                       This page intentionally left blank

President's Letter

The year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations of technology stocks had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Throughout 2000, the strength of the U.S. dollar versus other currencies made international investing challenging for U.S. investors. A fourth-quarter rally in the euro could signal a turnaround, but only time will tell.

Despite this volatility, MainStay(R) shareholders enjoyed the confidence of knowing that throughout the year, their Funds were consistently managed with well-defined investment disciplines. Seeking to avoid any hint of style drift, each of our portfolio managers rigorously adhered to an investment process that doesn't change, even when the markets shift. MainStay shareholders knew they could depend on our unwavering commitment to integrity and service--in our Fund management, accounting, reporting, and shareholder communications.

This annual report details the events that affected your MainStay investment during the 12 months ended December 31, 2000. The portfolio manager commentary gives you an inside look at the market forces and management decisions that affected your Fund's strategic direction and investment results. If you have questions, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2001

$10,000 Invested in MainStay
Capital Appreciation Fund
versus S&P 500 Index and Inflation

CLASS A SHARES Total Returns: 1 Year -16.05%, 5 Years 16.64%, 10 Years 19.92%

[LINE GRAPH]

                                                    MAINSTAY CAPITAL
                                                    APPRECIATION FUND            S&P 500 INDEX*             INFLATION (CPI)+
                                                    -----------------            --------------             ----------------
12/90                                                 $    9450                   $   10000                   $   10000
12/91                                                     15910                       13040                       10298
12/92                                                     17661                       14032                       10603
12/93                                                     20135                       15441                       10893
12/94                                                     19829                       15645                       11177
12/95                                                     26924                       21518                       11467
12/96                                                     32083                       26454                       11847
12/97                                                     39815                       35280                       12048
12/98                                                     55440                       45363                       12242
12/99                                                     69243                       54907                       12570
12/00                                                     61510                       49910                       12995

CLASS B SHARES Total Returns: 1 Year -16.25%, 5 Years 16.96%, 10 Years 20.13%

[LINE GRAPH]

                                                    MAINSTAY CAPITAL
                                                    APPRECIATION FUND            S&P 500 INDEX*             INFLATION (CPI)+
                                                    -----------------            --------------             ----------------
12/90                                                 $   10000                   $   10000                   $   10000
12/91                                                     16836                       13040                       10298
12/92                                                     18688                       14032                       10603
12/93                                                     21307                       15441                       10893
12/94                                                     20983                       15645                       11177
12/95                                                     23349                       21518                       11467
12/96                                                     33610                       26454                       11847
12/97                                                     41492                       35280                       12048
12/98                                                     57322                       45363                       12242
12/99                                                     71024                       54907                       12570
12/00                                                     62611                       49910                       12995

CLASS C SHARES Total Returns: 1 Year -12.71%, 5 Years 17.18%, 10 Years 20.14% [LINE GRAPH]

                                                    MAINSTAY CAPITAL
                                                    APPRECIATION FUND            S&P 500 INDEX*             INFLATION (CPI)+
                                                    -----------------            --------------             ----------------
12/90                                                 $   10000                   $   10000                   $   10000
12/91                                                     16836                       13040                       10298
12/92                                                     18688                       14032                       10603
12/93                                                     21307                       15441                       10893
12/94                                                     20983                       15645                       11177
12/95                                                     23349                       21518                       11467
12/96                                                     33610                       26454                       11847
12/97                                                     41492                       35280                       12048
12/98                                                     57322                       45363                       12242
12/99                                                     71024                       54907                       12570
12/00                                                     62626                       49910                       12995

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. You cannot invest directly in an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The year 2000 was one of the most volatile on record, with violent sector swings and dramatic changes in sentiment. The year started with investors moving rapidly into "new economy" technology and Internet stocks. In mid-March, however, the Nasdaq Index(1) shifted into a downward spiral, dropping 55% from its March highs to end the year down 39%. The decline began around the time of the Microsoft antitrust decision and continued amid slumping PC sales, plummeting DRAM prices, and decelerating demand for wireless services.

During the first half of the year, many companies lowered their earnings expectations, as Federal Reserve tightening raised the targeted federal funds rate by 100 basis points from January through May. Energy prices rose as the cost of capital increased, putting a squeeze on corporate profitability. The result was a dramatic slowdown in economic activity, with sluggish retail sales, slower employment growth, lower auto sales, and several layoff announcements in the fourth quarter. By year-end, hints of a possible recession led the Federal Reserve to suggest an easing bias in mid-December. Inflation was subdued throughout the year, but remains an ongoing concern.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, MainStay Capital Appreciation Fund returned -11.17% for Class A shares, -11.85% for Class B shares, and -11.82% for Class C shares, excluding all sales charges. All share classes outperformed the -16.25% return of the average Lipper(2) large-cap growth fund over the same period. All share classes underperformed the -9.10% return of the S&P 500 Index(3) for the year.

The Fund's strong performance relative to its peers resulted largely from lower exposure to technology stocks and better performance among the technology companies the Fund selected. The Fund had higher weightings among financial and utility stocks than many of its peers, which helped boost its relative performance. During the year, the Fund benefited from an overweighted position in health care stocks, which performed well as falling prices among technology and telecommunications issues drove investors to more defensive sectors. Consumer-related issues had mixed performance, with consumer cyclicals declining and many retailers facing sluggish sales. With rising oil and natural-gas prices, energy and utility stocks generally showed strong performance throughout the year. A number of financial issues managed to weather the ups and downs of the economy in 2000, and we added to the Fund's financial holdings by purchasing Household International, MBNA, and Mellon Financial.

-------
(1) The Nasdaq Composite Index is an unmanaged, market-value weighted index that measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. An investment cannot be made directly into an index.
(2) See footnote and table on page 10 for more information about Lipper Inc.
(3) See footnote on page 5 for more information about the S&P 500 Index.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

[LINE GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/91                                                                            68.36%
12/92                                                                            11.00
12/93                                                                            14.01
12/94                                                                            -1.52
12/95                                                                            35.79
12/96                                                                            19.16
12/97                                                                            24.10
12/98                                                                            39.24
12/99                                                                            24.90
12/00                                                                           -11.17

Past performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares through 12/94. See footnote * on page 10 for more information on performance.

CLASS B AND CLASS C SHARES

[LINE GRAPH]

                                                                            CLASS B SHARES
                                                                            --------------
12/91                                                                            68.36%
12/92                                                                            11.00
12/93                                                                            14.01
12/94                                                                            -1.52
12/95                                                                            35.11
12/96                                                                            18.56
12/97                                                                            23.45
12/98                                                                            38.15
12/99                                                                            23.90
12/00                                                                           -11.85
12/00                                                                           -11.82

Past performance is no guarantee of future results. Class C returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 10 for more information on performance.

BEST AND WORST PERFORMERS

Among the Fund's top-performing stocks were Kohl's, a retailer that successfully entered the metro-New York market in the spring of 2000, gaining 70%() for the year.(4) AES is a global power company that benefited from deregulation, consolidation, and privatization in the utility industry and returned 50% for the year. Medtronic, a medical device manufacturer, showed strong earnings growth and gained 65% as investors moved into more defensive sectors. Tyco International is a diversified manufacturing company that recovered from previous setbacks and advanced 43% for the year. Corning, a producer of optical fiber, cable, and photonic components, also had a strong year,

-------
(4) Unless otherwise indicated, returns reflect performance for the 12-month period ended 12/31/00.

advancing 23% as investors reappraised this "old economy" stock as being on the cutting edge of the "new economy."

Unfortunately, in a down year for the market, the Fund was negatively impacted by several of its holdings. Microsoft, which suffered from antitrust action and decelerating trends in its core business, was down 63% for the year, and had the greatest negative impact on the Fund's performance. Motorola, which faced slowing demand for wireless handsets and falling DRAM prices, slipped 59% in 2000. WorldCom dropped significantly after the government refused to approve a merger with Sprint. We sold the stock in the fall at $18--down 71% from the beginning of the year. This sale was a positive decision for the Fund, as the stock slipped to $14 by year-end. Home Depot, which had been a strong performer in 1999, dropped 40% in 2000, reflecting declining lumber prices and slower store traffic. We have reduced the Fund's weighting in this stock, but believe that Home Depot's new CEO may be able to help the company and the stock recover.

SIGNIFICANT PURCHASES AND SALES

As the health care industry outperformed through much of the year, the Fund added Bristol-Meyers, a pharmaceutical company that closed the year up 15% from the Fund's purchase price. The Fund also took a position in Baxter, a medical supplies company that rose 35%, and Allergan, a specialty pharmaceutical manufacturer that gained 42% from the time of purchase through year-end. Other health care additions during the year included Andrx, Celgene, and Protein Design Labs, all of which had a positive impact on Fund performance.

The Fund increased its energy and utility weighting with the addition of two natural-gas producers, Enron (+17%) and El Paso Energy (+8%). The Fund also saw positive results from Calpine, which benefited from higher energy prices and increasing power demand. The stock gained 29% from the time of purchase through the end of the year.

With the telecommunications industry suffering major setbacks, the Fund eliminated its exposure to telecommunication service providers, including Alltel, Global Crossing, Nextel, WorldCom, and Voicestream. Since the sector continued to decline after these stocks were sold, the decision had a positive impact, despite negative returns for the year.

Technology stocks faced some of the worst setbacks in their history in 2000 and fortunately, the Fund carried less exposure to the sector than many of its peers--including very few Internet stocks, which were among the hardest-hit issues. During the year, the Fund eliminated positions in AOL, Compuware, Lucent, Priceline, and Compaq. All of these stocks continued to decline, which underscored the prudence of the sell decisions.

Recognizing the importance of consistent earnings growth in a defensive market environment, the Fund eliminated Circuit City and Cendant, two stocks whose inconsistent performance increased their downside risk. In light of continuing price erosion in these issues, the sales had a positive impact on the Fund's performance in a declining year.

LOOKING AHEAD

We expect investors to continue to be attracted to companies that can consistently deliver above-average revenue and earnings growth, particularly in times of economic weakness. We believe that in 2001, stock picking will be critical in an environment marked by benign inflation, more attractive relative valuations, and falling interest rates. Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital. Dividend income, if any, will remain a secondary objective.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

Returns and Lipper Rankings as of 12/31/00

FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                            SINCE INCEPTION
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 12/31/00
    Class A               -11.17%      17.97%     20.60%         15.47%
    Class B               -11.85%      17.17%     20.13%         15.17%
    Class C               -11.82%      17.18%     20.14%         15.17%

FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                            SINCE INCEPTION
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 12/31/00
    Class A               -16.05%      16.64%     19.92%         15.03%
    Class B               -16.25%      16.96%     20.13%         15.17%
    Class C               -12.71%      17.18%     20.14%         15.17%

FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/00

                                                            SINCE INCEPTION
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 12/31/00
    Class A              139 out of  115 out of     n/a         81 out of
                         549 funds   212 funds                  179 funds
    Class B              162 out of  129 out of  9 out of        14 out of
                         549 funds   212 funds   67 funds        50 funds
    Class C              161 out of     n/a         n/a         249 out of
                         549 funds                              389 funds
    Average Lipper
    large-cap growth
    fund                  -16.25%      18.10%     16.96%       14.02%

FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED 12/31/00

                NAV 12/31/00   INCOME    CAPITAL GAINS
    Class A        $43.46      $0.0000      $7.1735
    Class B        $41.34      $0.0000      $7.1735
    Class C        $41.35      $0.0000      $7.1735

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

 (+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/00. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/00.

The preceding pages have not been audited.

MainStay Capital Appreciation Fund

                                 SHARES             VALUE
                               -------------------------------
COMMON STOCKS (99.0%)+

BANKS (0.6%)
Mellon Financial Corp. ......     422,400       $   20,776,800
                                                --------------
BIOTECHNOLOGY (2.9%)
Genentech, Inc. (a)..........   1,000,000           81,500,000
Protein Design Labs, Inc.
 (a).........................     250,000           21,718,750
                                                --------------
                                                   103,218,750
                                                --------------

BROADCAST/MEDIA (1.3%)
Clear Channel Communications,
 Inc. (a)....................     939,260           45,495,406
                                                --------------
COMMUNICATIONS--EQUIPMENT (8.9%)
Cisco Systems, Inc. (a)......   2,576,600           98,554,950
Corning, Inc. ...............   1,906,200          100,671,188
Nokia Corp. PLC ADR (b)......     757,200           32,938,200
Nortel Networks Corp. .......     624,900           20,035,856
Tellabs, Inc. (a)............   1,096,100           61,929,650
                                                --------------
                                                   314,129,844
                                                --------------
COMPUTER SOFTWARE & SERVICES (4.2%)
Microsoft Corp. (a)..........   1,175,900           51,151,650
Oracle Corp. (a).............   3,372,000           97,998,750
                                                --------------
                                                   149,150,400
                                                --------------
COMPUTER SYSTEMS (6.2%)
EMC Corp. (a)................   2,011,800          133,784,700
Sun Microsystems, Inc. (a)...   3,066,000           85,464,750
                                                --------------
                                                   219,249,450
                                                --------------
ELECTRIC POWER COMPANIES (3.7%)
AES Corp. (The) (a)..........   2,342,300          129,704,863
                                                --------------

ELECTRICAL EQUIPMENT (3.0%)
General Electric Co. ........   2,239,800          107,370,412
                                                --------------

ELECTRONICS--SEMICONDUCTORS (6.2%)
Analog Devices, Inc. (a).....     685,300           35,078,794
Applied Materials, Inc.
 (a).........................     484,400           18,498,025
Cypress Semiconductor Corp.
 (a).........................     610,600           12,021,187
Intel Corp. .................   2,047,800           61,945,950
Motorola, Inc. ..............   2,284,800           46,267,200
Texas Instruments Inc. ......     932,300           44,167,713
                                                --------------
                                                   217,978,869
                                                --------------
ENTERTAINMENT (3.4%)
Time Warner Inc. ............     871,000           45,501,040
Viacom, Inc. Class B (a).....   1,040,622           48,649,078
Walt Disney Co. (The)........     852,100           24,657,644
                                                --------------
                                                   118,807,762
                                                --------------

                                 SHARES             VALUE
                               -------------------------------

FINANCE (4.6%)
Citigroup Inc. ..............   2,245,400       $  114,655,737
MBNA Corp. ..................   1,234,900           45,614,119
                                                --------------
                                                   160,269,856
                                                --------------

HEALTH CARE--DRUGS (6.9%)
Andrx Group (a)..............     223,500           12,935,062
Celgene Corp. (a)............     230,400            7,488,000
IVAX Corp. (a)...............     884,900           33,891,670
Merck & Co., Inc. ...........   1,123,900          105,225,138
Schering-Plough Corp. .......   1,463,700           83,064,975
                                                --------------
                                                   242,604,845
                                                --------------

HEALTH CARE--MEDICAL PRODUCTS (7.6%)
Applera Corp.- Applied
 Biosystems Group............     298,000           28,030,625
Baxter International Inc. ...     782,300           69,086,869
Guidant Corp. (a)............   1,170,000           63,106,875
Medtronic, Inc. .............   1,757,900          106,133,212
                                                --------------
                                                   266,357,581
                                                --------------

HEALTH CARE--MISCELLANEOUS (6.9%)
Allergan, Inc. ..............     516,600           50,013,338
Amgen Inc. (a)...............   1,077,700           68,905,444
Bristol-Myers Squibb Co. ....   1,461,400          108,052,262
MedImmune, Inc. (a)..........     324,900           15,493,669
                                                --------------
                                                   242,464,713
                                                --------------

HOUSEHOLD PRODUCTS (2.9%)
Colgate-Palmolive Co. .......   1,334,900           86,167,795
Kimberly-Clark Corp. ........     254,400           17,983,536
                                                --------------
                                                   104,151,331
                                                --------------

INDEPENDENT POWER PRODUCER (0.4%)
Calpine Corp. (a)............     278,000           12,527,375
                                                --------------

INSURANCE (4.2%)
American International Group,
 Inc. .......................     988,827           97,461,261
Marsh & McLennan Cos.,
 Inc. .......................     431,600           50,497,200
                                                --------------
                                                   147,958,461
                                                --------------

INVESTMENT BANK/BROKERAGE (1.4%)
Goldman Sachs Group, Inc.
 (The).......................     479,400           51,265,838
                                                --------------

LEISURE TIME (3.0%)
Harley-Davidson, Inc. .......   2,693,900          107,082,525
                                                --------------

MANUFACTURING (4.0%)
Tyco International Ltd. .....   2,529,134          140,366,937
                                                --------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2000

                                 SHARES             VALUE
                               -------------------------------
COMMON STOCKS (CONTINUED)
NATURAL GAS DISTRIBUTORS & PIPELINES
(3.5%)
El Paso Energy Corp..........     527,200       $   37,760,700
Enron Corp.  ................   1,021,400           84,903,875
                                                --------------
                                                   122,664,575
                                                --------------
PERSONAL LOANS (3.3%)
Household International,
 Inc. .......................     956,100           52,585,500
Providian Financial Corp. ...   1,109,700           63,807,750
                                                --------------
                                                   116,393,250
                                                --------------

RETAIL (8.6%)
Bed Bath & Beyond Inc. (a)...   2,261,600           50,603,300
CVS Corp. ...................     974,600           58,415,087
Home Depot, Inc. (The).......     787,050           35,958,347
Kohl's Corp. (a).............   1,955,600          119,291,600
Safeway Inc. (a).............     635,700           39,731,250
                                                --------------
                                                   303,999,584
                                                --------------

SPECIALIZED SERVICES (1.3%)
Omnicom Group Inc. ..........     555,500           46,037,062
                                                --------------
Total Common Stocks
 (Cost $2,366,704,595).......                    3,490,026,489
                                                --------------
                                PRINCIPAL
                                 AMOUNT
                               -----------
SHORT-TERM INVESTMENT (1.5%)

COMMERCIAL PAPER (0.6%)
UBS Finance Delaware LLC
 6.50%, due 1/2/01...........  $19,530,000          19,526,472
                                                --------------
Total Commercial Paper
 (Cost $19,526,472)..........                       19,526,472
                                                --------------
                                 SHARES             VALUE
                               -------------------------------
INVESTMENT COMPANY (0.9%)
Merrill Lynch Premier
 Institutional Fund..........  31,928,525       $   31,928,525
                                                --------------
Total Investment Company
 (Cost $31,928,525)..........                       31,928,525
                                                --------------
Total Short-Term Investments
 (Cost $51,454,997)..........                       51,454,997
                                                --------------
Total Investments
 (Cost $2,418,159,592) (c)...       100.5%       3,541,481,486(d)
Liabilities in Excess of
 Cash, and Other Assets......        (0.5)         (18,046,644)
                                    -----       --------------
Net Assets...................       100.0%      $3,523,434,842
                                    =====       ==============

-------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.
(d) At December 31, 2000, net unrealized appreciation was $1,123,321,894, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,330,327,242 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $207,005,348.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2000

ASSETS:
Investment in securities, at value (identified cost
  $2,418,159,592)...........................................       $3,541,481,486
Cash........................................................                  590
Receivables:
  Fund shares sold..........................................            4,041,661
  Dividends.................................................            2,399,366
                                                                   --------------
        Total assets........................................        3,547,923,103
                                                                   --------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................           11,430,540
  Investment securities purchased...........................            7,139,157
  NYLIFE Distributors.......................................            2,645,831
  MainStay Management.......................................            1,618,982
  Transfer agent............................................            1,182,768
  Custodian.................................................               31,361
  Trustees..................................................               29,947
Accrued expenses............................................              409,675
                                                                   --------------
        Total liabilities...................................           24,488,261
                                                                   --------------
Net assets..................................................       $3,523,434,842
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      135,830
  Class B...................................................              702,848
  Class C ..................................................                6,587
Additional paid-in capital..................................        2,380,884,826
Accumulated undistributed net realized gain on
  investments...............................................           18,382,857
Net unrealized appreciation on investments..................        1,123,321,894
                                                                   --------------
Net assets..................................................       $3,523,434,842
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  590,365,666
                                                                   ==============
Shares of beneficial interest outstanding...................           13,582,968
                                                                   ==============
Net asset value and offering price per share outstanding....       $        43.46
Maximum sales charge (5.50% of offering price)..............                 2.53
                                                                   --------------
Maximum offering price per share outstanding................       $        45.99
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $2,905,828,433
                                                                   ==============
Shares of beneficial interest outstanding...................           70,284,814
                                                                   ==============
Net asset value and offering price per share outstanding....       $        41.34
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $   27,240,743
                                                                   ==============
Shares of beneficial interest outstanding...................              658,718
                                                                   ==============
Net asset value and offering price per share outstanding....       $        41.35
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  14,765,223
  Interest..................................................      1,504,748
                                                              -------------
    Total income............................................     16,269,971
                                                              -------------
Expenses:
  Management................................................     28,819,831
  Distribution--Class B.....................................     25,260,782
  Distribution--Class C.....................................        216,598
  Service--Class A..........................................      1,514,426
  Service--Class B..........................................      8,420,261
  Service--Class C..........................................         72,199
  Transfer agent............................................      6,841,038
  Shareholder communication.................................        510,852
  Recordkeeping.............................................        426,941
  Custodian.................................................        364,193
  Professional..............................................        259,912
  Registration..............................................        211,518
  Trustees..................................................        111,199
  Miscellaneous.............................................        140,663
                                                              -------------
    Total expenses before waiver............................     73,170,413
Fees waived by Manager......................................     (7,916,059)
                                                              -------------
    Net expenses............................................     65,254,354
                                                              -------------
Net investment loss.........................................    (48,984,383)
                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................    274,604,293
Net change in unrealized appreciation on investments........   (691,170,914)
                                                              -------------
Net realized and unrealized loss on investments.............   (416,566,621)
                                                              -------------
Net decrease in net assets resulting from operations........  $(465,551,004)
                                                              =============

-------
(a)  Dividends recorded net of foreign withholding taxes of $23,524.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Year ended       Year ended
                                                               December 31,     December 31,
                                                                   2000             1999
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (48,984,383)  $  (38,752,546)
  Net realized gain on investments..........................     274,604,293      502,721,524
  Net change in unrealized appreciation on investments......    (691,170,914)     327,050,222
                                                              --------------   --------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    (465,551,004)     791,019,200
                                                              --------------   --------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................     (83,009,166)     (33,915,675)
    Class B.................................................    (432,611,129)    (215,135,762)
    Class C.................................................      (4,143,624)      (1,404,342)
                                                              --------------   --------------
      Total distributions to shareholders...................    (519,763,919)    (250,455,779)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     569,943,906      899,579,615
    Class B.................................................     532,006,687      712,233,735
    Class C.................................................      15,345,534       20,574,280
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................      79,749,998       30,937,086
    Class B.................................................     418,831,439      209,660,459
    Class C.................................................       3,353,535          983,032
                                                              --------------   --------------
                                                               1,619,231,099    1,873,968,207
  Cost of shares redeemed:
    Class A.................................................    (493,029,672)    (813,609,261)
    Class B.................................................    (708,057,464)    (650,816,257)
    Class C.................................................      (6,751,551)      (2,209,178)
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................     411,392,412      407,333,511
                                                              --------------   --------------
      Net increase (decrease) in net assets.................    (573,922,511)     947,896,932
NET ASSETS:
Beginning of year...........................................   4,097,357,353    3,149,460,421
                                                              --------------   --------------
End of year.................................................  $3,523,434,842   $4,097,357,353
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                               ----------------------------------------------------
                                                                             Year ended December 31,
                                                               ----------------------------------------------------
                                                                 2000       1999       1998       1997       1996
                                                               --------   --------   --------   --------   --------
Net asset value at beginning of period......................   $  57.12   $  48.74   $  36.60   $  30.56   $  25.90
                                                               --------   --------   --------   --------   --------
Net investment loss (a).....................................      (0.33)     (0.24)     (0.14)     (0.16)     (0.08)
Net realized and unrealized gain (loss) on investments......      (6.16)     12.22      14.42       7.48       5.05
                                                               --------   --------   --------   --------   --------
Total from investment operations............................      (6.49)     11.98      14.28       7.32       4.97
                                                               --------   --------   --------   --------   --------
Less distributions:
  From net realized gain on investments.....................      (7.17)     (3.60)     (2.14)     (1.28)     (0.31)
                                                               --------   --------   --------   --------   --------
Net asset value at end of period............................   $  43.46   $  57.12   $  48.74   $  36.60   $  30.56
                                                               ========   ========   ========   ========   ========
Total investment return (b).................................     (11.17%)    24.90%     39.24%     24.10%     19.16%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss.....................................      (0.59%)    (0.47%)    (0.34%)    (0.48%)     (0.3%)
    Expenses................................................       1.19%      1.19%      1.23%      1.09%       1.1%
    Net Expenses (after waiver).............................       0.99%      1.00%      1.04%      1.09%       1.1%
Portfolio turnover rate.....................................         38%        41%        29%        35%        16%
Net assets at end of period (in 000's)......................   $590,366   $587,633   $394,848   $216,292   $126,958

-------
 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                               Class B                                                 Class C
    --------------------------------------------------------------   -------------------------------------------
                                                                                                   September 1*
                       Year ended December 31,                        Year ended     Year ended       through
    --------------------------------------------------------------   December 31,   December 31,   December 31,
       2000         1999         1998         1997         1996          2000           1999           1998
    ----------   ----------   ----------   ----------   ----------   ------------   ------------   -------------
    $    55.15   $    47.54   $    36.02   $    30.25   $    25.77     $ 55.15        $ 47.54         $36.15
    ----------   ----------   ----------   ----------   ----------     -------        -------         ------
         (0.72)       (0.61)       (0.45)       (0.34)       (0.22)      (0.72)         (0.61)         (0.10)
         (5.92)       11.82        14.11         7.39         5.01       (5.91)         11.82          13.63
    ----------   ----------   ----------   ----------   ----------     -------        -------         ------
         (6.64)       11.21        13.66         7.05         4.79       (6.63)         11.21          13.53
    ----------   ----------   ----------   ----------   ----------     -------        -------         ------
         (7.17)       (3.60)       (2.14)       (1.28)       (0.31)      (7.17)         (3.60)         (2.14)
    ----------   ----------   ----------   ----------   ----------     -------        -------         ------
    $    41.34   $    55.15   $    47.54   $    36.02   $    30.25     $ 41.35        $ 55.15         $47.54
    ==========   ==========   ==========   ==========   ==========     =======        =======         ======
        (11.85%)      23.90%       38.15%       23.45%       18.56%     (11.82%)        23.90%         37.66%
         (1.34%)      (1.22%)      (1.09%)      (1.00%)       (0.8%)     (1.34%)        (1.22%)        (1.09%)+
          1.94%        1.94%        1.98%        1.61%         1.6%       1.94%          1.94%          1.98%+
          1.74%        1.75%        1.79%        1.61%         1.6%       1.74%          1.75%          1.79%+
            38%          41%          29%          35%          16%         38%            41%            29%
    $2,905,828   $3,486,486   $2,753,012   $1,869,664   $1,342,578     $27,241        $23,238         $1,600

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Capital Appreciation Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Capital Appreciation Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers

Notes to Financial Statements

NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Permanent book-tax differences of $48,984,383 are decreases of both accumulated net investment loss and additional paid-in capital. Those book-tax differences are due to net investment loss incurred by the Fund in 2000.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the

MainStay Capital Appreciation Fund

distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), served as the Fund's manager pursuant to a management agreement and provided offices and conducted clerical, recordkeeping and bookkeeping services, and kept most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets. The Manager has voluntarily established fee breakpoints, which may be discontinued at any time, of 0.65% on assets in excess of $200 million and 0.50% on assets in excess of $500 million. For the year ended December 31, 2000 the Manager earned $28,819,831 and waived $7,916,059 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager paid the Subadvisor a monthly fee of 0.36% of the average daily net assets of the Fund. To the extent that the Manager has voluntarily established fee breakpoints, the Subadvisor has voluntarily agreed to do so proportionately.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate of MainStay Management LLC and under the common control of New York Life, was substituted in place of MainStay Management LLC as the Fund's investment adviser. Under the Substitution Agreement among MainStay Management LLC, NYLIM and the Fund, NYLIM has assumed all of the interests, rights and responsibilities of MainStay Management LLC under the Management and Sub-Advisory Agreements to which it is a party. The terms and conditions of these agreements, including management fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Fund and the investment process used by NYLIM is identical to that which was used by MainStay Management LLC.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $44,699 for the year ended December 31, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $55,249, $3,420,971 and $18,186, respectively, for the year ended December 31, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2000 amounted to $6,841,038.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $49,627 for the year ended December 31, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $426,941 for the year ended December 31, 2000.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2000, purchases and sales of securities, other than short-term securities, were $1,515,300 and $1,626,369, respectively.

MainStay Capital Appreciation Fund

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2000.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    YEAR ENDED                    YEAR ENDED
                                                 DECEMBER 31, 2000             DECEMBER 31, 1999
                                            ---------------------------   ---------------------------
                                            CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                            -------   -------   -------   -------   -------   -------
Shares sold...............................   10,070     9,825     292      17,460    14,271     412
Shares issued in reinvestment of
  distributions...........................    1,863    10,287      83         564     3,960      18
                                            -------   -------    ----     -------   -------     ---
                                             11,933    20,112     375      18,024    18,231     430
Shares redeemed...........................   (8,638)  (13,048)   (137)    (15,836)  (12,923)    (43)
                                            -------   -------    ----     -------   -------     ---
Net increase..............................    3,295     7,064     238       2,188     5,308     387
                                            =======   =======    ====     =======   =======     ===

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of The MainStay Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Capital Appreciation Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Contact your investment professional for a free prospectus containing more information, including advisory fees, risks, other expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of December 31, 2000.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSCA11-02/01

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Capital Appreciation Fund

    ANNUAL REPORT

    DECEMBER 31, 2000

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Convertible Fund
                                                              versus Credit Suisse First Boston Convertible
                                                              Securities Index and Inflation--Class A,
                                                              Class B, and Class C Shares                      4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            17
                                                              Notes to Financial Statements                   22
                                                              Report of Independent Accountants               29
                                                              The MainStay(R) Funds                           30

                       This page intentionally left blank

President's Letter

The year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations of technology stocks had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Throughout 2000, the strength of the U.S. dollar versus other currencies made international investing challenging for U.S. investors. A fourth-quarter rally in the euro could signal a turnaround, but only time will tell.

Despite this volatility, MainStay(R) shareholders enjoyed the confidence of knowing that throughout the year, their Funds were consistently managed with well-defined investment disciplines. Seeking to avoid any hint of style drift, each of our portfolio managers rigorously adhered to an investment process that doesn't change, even when the markets shift. MainStay shareholders knew they could depend on our unwavering commitment to integrity and service--in our Fund management, accounting, reporting, and shareholder communications.

This annual report details the events that affected your MainStay investment during the 12 months ended December 31, 2000. The portfolio manager commentary gives you an inside look at the market forces and management decisions that affected your Fund's strategic direction and investment results. If you have questions, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2001

$10,000 Invested in MainStay
Convertible Fund versus Credit Suisse
First Boston Convertible Securities
Index and Inflation

CLASS A SHARES Total Returns: 1 Year 1.34%, 5 Years 11.40%, 10 Years 15.91%

                                                                           CREDIT SUISSE FIRST BOSTON
                                                 MAINSTAY CONVERTIBLE        CONVERTIBLE SECURITIES
                                                         FUND                        INDEX*                 INFLATION (CPI)+
                                                 --------------------      --------------------------       ----------------
12/90                                                $    9450                   $   10000                    $   10000
12/91                                                    14030                       12913                        10298
12/92                                                    15869                       15184                        10603
12/93                                                    19752                       18003                        10893
12/94                                                    19488                       17153                        11177
12/95                                                    24109                       21131                        11467
12/96                                                    27033                       23647                        11847
12/97                                                    30106                       27585                        12048
12/98                                                    30476                       30801                        12242
12/99                                                    40809                       41122                        12570
12/00                                                    43765                       38589                        12995

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 1.51%, 5 Years 11.64%, 10 Years 16.10% Class C Total Returns: 1 Year 5.51%, 5 Years 11.90%, 10 Years 16.10%

                                                                           CREDIT SUISSE FIRST BOSTON
                                                 MAINSTAY CONVERTIBLE        CONVERTIBLE SECURITIES
                                                         FUND                        INDEX*                 INFLATION (CPI)+
                                                 --------------------      --------------------------       ----------------
12/90                                                $   10000                   $   10000                    $   10000
12/91                                                    14847                       12913                        10298
12/92                                                    16793                       15184                        10603
12/93                                                    20902                       18003                        10893
12/94                                                    20622                       17153                        11177
12/95                                                    25369                       21131                        11467
12/96                                                    28259                       23647                        11847
12/97                                                    31275                       27585                        12048
12/98                                                    31440                       30801                        12242
12/99                                                    41783                       41122                        12570
12/00                                                    44503                       38589                        12995

-------
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

 * The Credit Suisse First Boston Convertible Securities Index generally includes 250 to 300 issues--convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or higher by S&P and have an issue size of greater than $100 million. Total returns reflect the reinvestment of all income and capital gains. You cannot invest directly in an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The year 2000 was a period of extreme volatility in the equity markets. Going into the year, the Federal Reserve had injected a substantial amount of liquidity into the monetary system as a buffer for any market upsets that Y2K problems might cause. This liquidity found its way into the equity markets and was a contributing factor to the sharp run-up in equity prices and the bubble that developed in some sectors, including Internet stocks. Once the country got through the New Year without incident, the Fed withdrew liquidity from the economy, deflating the Internet bubble and causing a significant equity market correction.

Valuation levels that had formerly seemed "appropriate" to enthusiastic investors suddenly became a matter of concern. The summer months brought a partial rebound for equities, but in the last few months of 2000, prices continued to decline sharply, especially Nasdaq(1) stocks. Increasing concerns were fueled by a variety of uncertainties, including the magnitude of the economic slowdown. Meanwhile, negative earnings reports, signs of inventory buildups, rising fuel prices, slowing consumer spending, and Presidential election delays all added fuel to the fire. Given the uncertainties in the marketplace, the Nasdaq fell 55% off its March highs and closed the year down 39%--the worst annual performance of the Index in its 29-year history.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, MainStay Convertible Fund returned 7.24% for Class A shares and 6.51% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 0.46% return of the average Lipper(2) convertible securities fund over the same period. All share classes also outperformed the Credit Suisse First Boston Convertible Securities Index,(3) which returned -6.16% for the year.

Overweighted positions in energy, health care, and consumer nondurables and corresponding underweighted positions among some highly valued technology sectors were significant contributors to the Fund's strong relative performance in 2000. Deteriorating fundamentals in the general economic outlook--and the technology sector in particular--led the Fund's holdings in defensive sectors to outperform traditional growth stocks.

-------

(1) The Nasdaq Composite Index is an unmanaged, market-value weighted index that measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. An investment cannot be made directly into an index.

(2) See footnote and table on page 9 for more information about Lipper Inc.

(3) See footnote on page 4 for more information about the Credit Suisse First Boston Convertible Securities Index.

[PERFORMANCE BAR GRAPH]
YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

                                                                            CLASS A SHARES
                                                                            --------------
12/91                                                                            48.47%
12/92                                                                            13.11
12/93                                                                            24.47
12/94                                                                            -1.34
12/95                                                                            23.72
12/96                                                                            12.13
12/97                                                                            11.36
12/98                                                                             1.23
12/99                                                                            33.91
12/00                                                                             7.24

Past performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares for periods through 12/94. See footnote * on page 9 for more information on performance.

CLASS B AND CLASS C SHARES

                                                                            CLASS B SHARES
                                                                            --------------
12/91                                                                            48.47%
12/92                                                                            13.11
12/93                                                                            24.47
12/94                                                                            -1.34
12/95                                                                            23.02
12/96                                                                            11.39
12/97                                                                            10.67
12/98                                                                             0.53
12/99                                                                            32.90
12/00                                                                             6.51

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the
Class B shares for periods through 8/98. See footnote * on page 9 for more information on performance.

The energy sector was a particularly strong performer during the year. This group reaped the rewards of rising oil and natural-gas prices and strong earnings momentum. The Fund benefited from its exposure to oil service companies, which we anticipate will continue to show strong earnings and cash-flow growth as exploration and production companies drill more wells to meet expanding demand. Exploration and production companies have recently accelerated their activity, increasing the value of several convertible securities in which the Fund invests. One of the Fund's bigger winners during the year was Weatherford International, which provides equipment and services for the drilling, completion, and production of oil and natural-gas wells. Its stock rose 22% during the year.(4)


-------

(4) Returns reflect performance for the 12-month period ended 12/31/00.

The health care sector made a strong positive contribution to the Fund during 2000. Hospital companies, pharmaceutical companies, and drug distribution companies appreciated strongly, as investors viewed such stocks as "safe havens" likely to benefit from more favorable government reimbursement trends. As technology earnings weakened, the earnings-growth prospects of health-related companies became more appealing. The Fund participated in this sector's strong performance with Universal Health Services, an acute-care hospital company whose stock rose substantially during the period it was owned by the Fund.

Despite generally poor performance by technology stocks, individual companies with strong fundamentals bucked the trend. In fact, three of the Fund's best-performing securities were technology stocks. The first of these was BEA Systems, a software provider that allows companies to integrate their web sites with their legacy applications. Corporations made these projects a priority this year, which led to stronger-than-expected sales for BEA and very strong stock performance--up 92% for the year. Another winner was Amdocs, which supplies billing software to the telecommunications industry. With phone companies offering many new services, they have been forced to upgrade their billing systems. As the leader in terms of market share, Amdocs grew its sales and earnings dramatically, and its stock followed suit, rising 90%. One of the new services phone companies offer is voice mail for cellular phones, and Comverse Technology provided these voice mail systems to wireless companies. Rapid growth in wireless subscribers caused demand for Comverse products to increase, and the company's convertible rose 50% for the year.

Even with these exceptions, technology and telecom were the Fund's worst-performing sectors. Both declined during the year amid mounting concerns over slowing capital spending and negative earnings announcements. Many software companies suffered because they entered the period with relatively high valuations. When the Fund held convertibles rather than common stock, it helped cushion the blow, but overall results were disappointing. VERITAS Software has a dominant position selling software for storage applications. The combination of a high valuation and a weakening outlook for this high-growth market caused the stock to decline sharply during the period the Fund held it. Descartes Systems, a logistics-software company with a strong product offering in a high-growth market, could not overcome concerns about a weakening economy. Both holdings detracted from the Fund's performance.

The telecommunications sector suffered from capital-access concerns. Since many telecom companies are still building their networks, ongoing access to capital is critical to their success. With equities falling and interest rates rising through much of the year, some telecom companies were unable to raise sufficient capital, and a few declared bankruptcy. Even the stronger companies were viewed with skepticism and declined substantially. While the Fund's telecommunications holdings hurt overall performance, we still have confidence that well-run emerging telecom companies have outstanding prospects and will prove to be good investments. We have added to our positions as prices have declined.

In light of recent valuations, we have found convertibles in other sectors at what we believe are very attractive prices. As just one example, in December, the Fund purchased a zero-coupon convertible bond issued by Tyco International, a well-run, diversified manufacturing and service company that has increased its earnings 40% per year over the past five years. With an investment-grade rating, the convertible provides considerable downside protection while allowing the Fund to participate in the potential for appreciation if Tyco can sustain its earnings growth. While this security is especially attractive, we believe the convertible market offers many similar opportunities.

LOOKING AHEAD

Currently, the Fund's portfolio is fully invested, as we do not believe we can add value by seeking to time the market. Given the market's decline, many convertibles are offering attractive yields, good downside protection, and participation in the potential upside of the underlying common stock. In short, we believe the risk/reward profile of the convertible market is as attractive as it has been in some time.

The market seems to anticipate that the Federal Reserve will ease interest rates well into 2001, which may improve the prospects for companies that need access to low-cost capital. Regardless of what the economy or the markets may bring, however, the Fund will continue to focus on the risk/reward characteristics of individual securities as it seeks capital appreciation together with current income.

Edmund C. Spelman
Thomas Wynn
Portfolio Managers
MacKay Shields LLC

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

Returns and Lipper Rankings as of 12/31/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                    SINCE INCEPTION
                 1 YEAR      5 YEARS    10 YEARS    THROUGH 12/31/00
Class A             7.24%      12.66%      16.57%         11.08%
Class B             6.51%      11.90%      16.10%         10.78%
Class C             6.51%      11.90%      16.10%         10.78%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                     SINCE INCEPTION
                 1 YEAR      5 YEARS     10 YEARS    THROUGH 12/31/00
Class A             1.34%      11.40%       15.91%         10.65%
Class B             1.51%      11.64%       16.10%         10.78%
Class C             5.51%      11.90%       16.10%         10.78%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/00

                                                             SINCE INCEPTION
                   1 YEAR        5 YEARS        10 YEARS     THROUGH 12/31/00
Class A         13 out of      18 out of      n/a              14 out of
                64 funds       35 funds                        28 funds
Class B         18 out of      20 out of      5 out of          3 out of
                64 funds       35 funds       16 funds          6 funds
Class C         18 out of      n/a            n/a              26 out of
                64 funds                                       52 funds
Average Lipper
convertible
securities      0.46%          13.10%         14.28%           10.27%
fund

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
12/31/00

         NAV 12/31/00   INCOME    CAPITAL GAINS
Class A     $12.45      $0.5719      $2.5006
Class B     $12.46      $0.4550      $2.5006
Class C     $12.46      $0.4550      $2.5006

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/00. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/00.

    The preceding pages have not been audited.

MainStay Convertible Fund

                                  PRINCIPAL
                                   AMOUNT            VALUE
                              --------------------------------
CONVERTIBLE SECURITIES (71.8%)+
CONVERTIBLE BONDS (42.6%)

ADVERTISING & MARKETING SERVICES (1.2%)
Getty Images, Inc.
 5.00%, due 3/15/07............  $4,000,000       $  3,055,000
Lamar Advertising Co.
 5.25%, due 9/15/06............   5,500,000          5,685,625
                                                  ------------
                                                     8,740,625
                                                  ------------
AUTO PARTS & EQUIPMENT (0.2%)
Tower Automotive, Inc.
 5.00%, due 8/1/04.............   2,000,000          1,385,000
                                                  ------------

BANKS (1.6%)
European Bank for
 Reconstruction &
 Development
 0.75%, due 7/2/01 (d).........   5,590,000          5,436,275
Mitsubishi Bank Limited
 International
 Finance (Bermuda) Trust
 3.00%, due 11/30/02...........   6,850,000          6,635,938
                                                  ------------
                                                    12,072,213
                                                  ------------
BIOTECHNOLOGY (0.9%)
COR Therapeutics, Inc.
 5.00%, due 3/1/07.............   1,250,000          1,537,500
Vertex Pharmaceuticals, Inc.
 5.00%, due 9/19/07 (c)........   5,000,000          4,875,000
                                                  ------------
                                                     6,412,500
                                                  ------------
BROADCAST/MEDIA (1.2%)
Clear Channel Communications,
 Inc.
 (zero coupon), due 2/9/18.....   4,000,000          1,995,000
 1.50%, due 12/1/02............   5,000,000          4,475,000
News America Holdings, Inc.
 (zero coupon), due 3/11/13
   (e).........................   3,900,000          2,610,270
                                                  ------------
                                                     9,080,270
                                                  ------------
BUILDING MATERIALS (0.7%)
Quanta Services, Inc.
 4.00%, due 7/1/07.............   6,000,000          5,085,000
                                                  ------------

CABLE TV (1.3%)
Charter Communications, Inc.
 5.75%, due 10/15/05 (c).......   7,500,000          9,178,125
                                                  ------------
CHEMICALS (0.5%)
Aventis S.A.
 3.25%, due 10/22/03 (d).......  E3,831,300          3,543,742
                                                  ------------

COMMUNICATIONS--EQUIPMENT (3.8%)
American Tower Corp.
 5.00%, due 2/15/10............  $7,150,000          6,524,375
ANTEC Corp.
 4.50%, due 5/15/03............   1,500,000            798,750

------
+  Percentages indicated are based on Fund net assets.

                                  PRINCIPAL
                                   AMOUNT             VALUE
                              --------------------------------
COMMUNICATIONS--EQUIPMENT (CONTINUED)
Aspect Communications Corp.
 (zero coupon), due 8/10/18....  $8,400,000       $  1,837,500
Comverse Technology, Inc.
 1.50%, due 12/1/05 (c)........   2,000,000          2,247,500
 4.50%, due 7/1/05.............     870,000          4,420,688
Corning, Inc.
 (zero coupon), due 11/8/15....   7,325,000          5,228,219
L-3 Communications Holdings,
 Inc.
 5.25%, due 6/1/09 (c).........   5,500,000          6,111,875
Tekelec, Inc.
 3.25%, due 11/2/04............     425,000            750,656
                                                  ------------
                                                    27,919,563
                                                  ------------
COMPUTER SOFTWARE & SERVICES (2.7%)
America Online, Inc.
 (zero coupon), due 12/6/19....   3,700,000          1,762,125
BEA Systems, Inc.
 4.00%, due 12/15/06...........     800,000          1,664,000
i2 Technologies, Inc.
 5.25%, due 12/15/06...........     350,000            574,000
Mercury Interactive Corp.
 4.75%, due 7/1/07.............   3,500,000          3,683,750
RadiSys Corp.
 5.50%, due 8/15/07............   4,250,000          2,842,188
Rational Software Corp.
 5.00%, due 2/1/07.............   4,100,000          5,273,625
Siebel Systems, Inc.
 5.50%, due 9/15/06............     715,000          2,153,044
Veritas Software Corp.
 1.856%, due 8/13/06...........     800,000          2,058,000
                                                  ------------
                                                    20,010,732
                                                  ------------
COMPUTERS--NETWORKING (0.2%)
ONI Systems Corp.
 5.00%, due 10/15/05...........   2,000,000          1,307,500
                                                  ------------

CONSUMER FINANCE (1.3%)
EOP Operating L.P.
 7.25%, due 11/15/08 (c).......   9,000,000          9,405,000
                                                  ------------

ELECTRICAL EQUIPMENT (0.6%)
ASE Test Ltd.
 1.00%, due 7/1/04 (d).........   1,000,000            958,750
Sanmina Corp.
 (zero coupon), due 9/12/20
   (c).........................   3,500,000          1,330,000
 4.25%, due 5/1/04.............   1,100,000          2,015,750
                                                  ------------
                                                     4,304,500
                                                  ------------
ELECTRONICS--COMPONENTS (2.3%)
Cypress Semiconductor Corp.
 4.00%, due 2/1/05.............   3,700,000          2,881,375
Lattice Semiconductor Corp.
 4.75%, due 11/1/06............   4,830,000          5,210,363
SCI Systems, Inc.
 3.00%, due 3/15/07............   5,500,000          4,379,375
TranSwitch Corp.
 4.50%, due 9/12/05 (c)........   2,000,000          1,777,500
TriQuint Semiconductor, Inc.
 4.00%, due 3/1/07.............   3,000,000          2,598,750
                                                  ------------
                                                    16,847,363
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2000




                                  PRINCIPAL
                                   AMOUNT            VALUE
                              --------------------------------
CONVERTIBLE BONDS (CONTINUED)

ELECTRONICS--INSTRUMENTATION (0.8%)
Thermo Instrument Systems, Inc.
 Series RG
 4.00%, due 1/15/05............  $6,750,000       $  6,269,062
                                                  ------------

ELECTRONICS--SEMICONDUCTORS (2.4%)
Adaptec, Inc.
 4.75%, due 2/1/04.............   3,374,000          2,707,635
Advanced Energy Industries,
 Inc.
 5.25%, due 11/15/06...........   4,520,000          3,565,150
Amkor Technology, Inc.
 5.00%, due 3/15/07............   2,250,000          1,499,062
Kulicke & Soffa Industries,
 Inc.
 4.75%, due 12/15/06...........   2,300,000          1,684,750
Photronics, Inc.
 6.00%, due 6/1/04.............   4,350,000          4,447,875
SONICblue, Inc.
 5.75%, due 10/1/03............   5,665,000          3,923,012
                                                  ------------
                                                    17,827,484
                                                  ------------
FINANCE (0.4%)
Belgelec Finance S.A.
 1.50%, due 8/4/04 (d).........  E1,173,480          1,185,646
JMH Finance Ltd.
 4.75%, due 9/6/07 (c).........  $2,000,000          1,982,500
                                                  ------------
                                                     3,168,146
                                                  ------------
FINANCIAL--MISCELLANEOUS (1.4%)
Morgan Stanley Dean Witter &
 Co.
 (zero coupon), due 8/17/05....   7,000,000          7,481,250
Texaco Capital, Inc.
 3.50%, due 8/5/04 (d).........   2,550,000          2,491,783
                                                  ------------
                                                     9,973,033
                                                  ------------
FOOD (1.3%)
Safeway, Inc.
 1.00%, due 11/15/05...........   9,000,000          9,315,000
                                                  ------------

FOOD & HEALTHCARE DISTRIBUTORS (1.0%)
AmeriSource Health Corp.
 5.00%, due 12/1/07 (c)........   6,000,000          7,057,500
                                                  ------------

HEALTH CARE--DRUGS (2.3%)
CV Therapeutics, Inc.
 4.75%, due 3/7/07.............   1,830,000          2,282,925
Inhale Therapeutic Systems,
 Inc.
 3.50%, due 10/17/07 (c).......   1,650,000          1,841,813
Roche Holdings AG
 (zero coupon), due 1/19/15
   (d)(e)......................   4,500,000          4,066,875
Teva Pharmaceutical Finance
 L.L.C.
 1.50%, due 10/15/05 (c).......   7,850,000          8,635,000
                                                  ------------
                                                    16,826,613
                                                  ------------
HEALTH CARE--HOSPITAL MANAGEMENT (0.5%)
Universal Health Services, Inc.
 0.426%, due 6/23/20 (c).......   5,600,000          3,906,000
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
                             ---------------------------------

HEALTH CARE--SERVICES (1.1%)
Health Management Associates,
 Inc.
 0.25%, due 8/16/20 (c)........  $2,850,000       $  2,084,062
Province Healthcare Co.
 4.50%, due 11/20/05 (c).......   5,500,000          6,228,750
                                                  ------------
                                                     8,312,812
                                                  ------------
INTERNET SOFTWARE & SERVICES (0.9%)
At Home Corp.
 4.75%, due 12/15/06...........   7,000,000          3,578,750
Critical Path, Inc.
 5.75%, due 4/1/05.............     300,000            200,625
Internet Capital Group, Inc.
 5.50%, due 12/21/04...........   3,500,000            822,500
Juniper Networks, Inc.
 4.75%, due 3/15/07............   1,900,000          1,940,375
                                                  ------------
                                                     6,542,250
                                                  ------------
INVESTMENT BANK/BROKERAGE (1.2%)
Lehman Brothers Holdings, Inc.
 0.25%, due 7/8/03.............   6,500,000          5,850,000
Merrill Lynch & Co., Inc.
 1.00%, due 7/20/06............   4,000,000          3,070,000
                                                  ------------
                                                     8,920,000
                                                  ------------
MACHINERY--DIVERSIFIED (0.3%)
Thermo Electron Corp.
 4.00%, due 1/15/05............   2,000,000          1,867,500
                                                  ------------

MANUFACTURING--DIVERSIFIED (1.3%)
Tyco International Ltd.
 (zero coupon), due 11/17/20...  12,000,000          9,315,000
                                                  ------------

OIL & GAS--DRILLING (0.7%)
Global Marine, Inc.
 (zero coupon), due 6/23/20....   5,000,000          2,575,000
 (zero coupon), due 6/23/20
   (c).........................   5,000,000          2,575,000
                                                  ------------
                                                     5,150,000
                                                  ------------
OIL & GAS--EXPLORATION & PRODUCTION (0.5%)
Anadarko Petroleum Corp.
 (zero coupon), due 3/7/20.....   4,600,000          4,071,000
                                                  ------------

OIL & GAS--WELL EQUIPMENT & SERVICES (0.5%)
Nabors Industries, Inc.
 (zero coupon), due 6/20/20....   4,500,000          3,425,625
                                                  ------------

OIL--INTEGRATED DOMESTIC (0.5%)
Kerr-McGee Corp.
 7.50%, due 5/15/14............   4,000,000          3,910,000
                                                  ------------

PAPER & FOREST PRODUCTS (0.4%)
Thermo Fibertek, Inc.
 4.50%, due 7/15/04 (c)........   3,000,000          2,647,500
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund




                                  PRINCIPAL
                                   AMOUNT            VALUE
                              --------------------------------
CONVERTIBLE BONDS (CONTINUED)

POLLUTION CONTROL (0.4%)
Waste Management, Inc.
 4.00%, due 2/1/02.............  $3,000,000       $  2,891,250
                                                  ------------

REAL ESTATE--INVESTMENT MANAGEMENT (0.7%)
Macerich Co. (The)
 7.25%, due 12/15/02 (c).......   2,591,000          2,322,184
 Series BREG
 7.25%, due 12/15/02 (d).......   2,340,000          2,097,225
New World Capital Finance
 3.00%, due 6/9/04 (d).........   1,000,000            941,960
                                                  ------------
                                                     5,361,369
                                                  ------------
SPECIALIZED SERVICES (1.3%)
CUC International, Inc.
 3.00%, due 2/15/02............  10,350,000          9,677,250
                                                  ------------

SPECIALTY PRINTING (0.5%)
World Color Press, Inc.
 6.00%, due 10/1/07............   3,550,000          3,758,563
                                                  ------------
TECHNOLOGY (1.8%)
Lehman Brothers Technology
 0.25%, due 1/5/06.............  13,500,000         13,001,445
                                                  ------------

TELECOMMUNICATIONS (0.5%)
Allied Riser Communications
 Corp.
 7.50%, due 6/15/07 (c)........   7,200,000          2,016,000
Efficient Networks, Inc.
 5.00%, due 3/15/05............   2,750,000          1,399,062
ITC/DeltaCom, Inc.
 4.50%, due 5/15/06............     500,000            220,625
                                                  ------------
                                                     3,635,687
                                                  ------------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.3%)
MRV Communications, Inc.
 5.00%, due 6/15/03............   2,350,000          2,426,375
                                                  ------------

TELECOMMUNICATIONS--LONG DISTANCE (0.4%)
Nextel Communications, Inc.
 5.25%, due 1/15/10............   4,200,000          3,055,500
                                                  ------------

TELEPHONE (0.7%)
Corecomm Ltd.
 6.00%, due 10/1/06............   1,500,000            466,875
Verizon Global Funding Corp.
 4.25%, due 9/15/05 (c)........   4,525,000          4,649,437
                                                  ------------
                                                     5,116,312
                                                  ------------
Total Convertible Bonds
 (Cost $339,335,183)...........                    312,720,409
                                                  ------------
                                   SHARES            VALUE
--------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (29.2%)

AEROSPACE/DEFENSE (0.8%)
Titan Capital Trust
 5.75%.........................     209,500       $  6,206,438
                                                  ------------

AUTO PARTS & EQUIPMENT (0.4%)
Tower Automotive Capital Trust
 6.75%.........................     116,000          3,117,500
                                                  ------------

BANKS--REGIONAL (1.0%)
National Australia Bank Ltd.
 7.875% (f)....................     250,000          7,156,250
                                                  ------------

BROADCAST/MEDIA (1.7%)
Cox Communications, Inc.
 7.00%.........................      95,000          5,890,000
 7.25% (g).....................      80,000          3,990,000
Emmis Communications Corp.
 6.25%, Series A...............      10,000            430,000
MediaOne Group, Inc.
 6.25%.........................      25,000          2,031,250
                                                  ------------
                                                    12,341,250
                                                  ------------
CABLE TV (0.3%)
UnitedGlobalCom, Inc.
 7.00%, Series D (h1)..........     129,000          2,444,750
                                                  ------------

ELECTRIC POWER COMPANIES (1.5%)
AES Trust III
 6.75%.........................      68,000          5,848,000
Dominion Resources, Inc.
 9.50%.........................      50,000          5,062,500
                                                  ------------
                                                    10,910,500
                                                  ------------
ENTERTAINMENT (0.4%)
Seagram Co. Ltd.
 7.50%.........................      52,000          2,697,500
                                                  ------------

FINANCIAL--MISCELLANEOUS (0.6%)
Sovereign Capital Trust II
 7.50% (i)(j)..................      85,000          4,196,875
                                                  ------------

FOOD (0.6%)
Suiza Capital Trust II
 5.50%.........................     125,000          4,531,250
                                                  ------------

FOOD & HEALTH CARE DISTRIBUTORS (0.6%)
Owens & Minor Trust I
 5.375%, Series A (k)..........      86,600          4,449,075
                                                  ------------

HEALTH CARE--DRUGS (0.4%)
Pharmacia Corp.
 6.50%.........................      50,000          2,590,625
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES            VALUE
                               -------------------------------
CONVERTIBLE PREFERRED STOCKS (CONTINUED)

HOMEBUILDING (0.1%)
Kaufman & Broad Home Corp.
 8.25%.........................     100,000       $    981,250
                                                  ------------

INDEPENDENT POWER PRODUCERS (1.0%)
Calpine Capital Trust II
 5.50%.........................       8,500            794,750
Calpine Capital Trust III
 5.00%.........................     115,000          6,943,125
                                                  ------------
                                                     7,737,875
                                                  ------------
INSURANCE--LIFE & HEALTH (0.7%)
Lincoln National Corp.
 7.75%.........................      65,000          1,560,000
MetLife, Inc.
 8.00%.........................      35,000          3,832,500
                                                  ------------
                                                     5,392,500
                                                  ------------
INSURANCE--PROPERTY & CASUALTY (1.9%)
ACE Ltd.
 8.25%.........................     160,000         13,760,000
                                                  ------------

MACHINERY--DIVERSIFIED (0.9%)
Ingersoll-Rand Co.
 6.75%.........................     296,100          6,310,631
                                                  ------------

NATURAL GAS DISTRIBUTORS & PIPELINES (2.0%)
Coastal Corp. (The)
 6.625%........................      66,000          3,275,250
El Paso Energy Capital Trust I
 4.75%.........................      59,200          5,268,800
Enron Corp.
 7.00%.........................     130,000          6,264,375
                                                  ------------
                                                    14,808,425
                                                  ------------
OIL & GAS--DRILLING (2.1%)
Newfield Financial Trust I
 6.50%, Series A (l)...........      80,000          5,720,000
Weatherford International, Inc.
 5.00%.........................     196,400          9,648,150
                                                  ------------
                                                    15,368,150
                                                  ------------
OIL & GAS--EXPLORATION & PRODUCTION (2.2%)
Apache Corp.
 6.50% (h2)....................      61,000          3,671,437
Chesapeake Energy Corp.
 7.00%.........................      30,000          2,296,875
Unocal Capital Trust
 6.25%.........................      73,400          3,651,650
Valero Energy Corp.
 7.75% (m).....................     216,000          6,561,000
                                                  ------------
                                                    16,180,962
                                                  ------------
OIL--INTEGRATED DOMESTIC (1.3%)
Kerr-McGee Corp.
 5.50%.........................     170,500          9,398,812
                                                  ------------

                                   SHARES            VALUE
                               -------------------------------

PAPER & FOREST PRODUCTS (1.4%)
Georgia-Pacific Corp.
 7.50%.........................      85,000       $  2,916,562
International Paper Co.
 5.25%.........................     160,700          7,191,325
                                                  ------------
                                                    10,107,887
                                                  ------------
PUBLISHING--NEWSPAPERS (0.3%)
Tribune Co.
 6.25%.........................     125,000          2,132,813
                                                  ------------

RAILROADS (1.6%)
Canadian National Railway Co.
 5.25%.........................     179,400          8,129,063
Union Pacific Capital Trust
 6.25%.........................      79,300          3,707,275
                                                  ------------
                                                    11,836,338
                                                  ------------
REAL ESTATE--INVESTMENT MANAGEMENT (0.6%)
General Growth Properties, Inc.
 7.25% (h3)(i).................      86,100          2,109,450
Simon Property Group, Inc.
 6.50%.........................      31,000          2,139,000
                                                  ------------
                                                     4,248,450
                                                  ------------
SPECIALIZED SERVICES (1.1%)
Cendant Corp.
 7.50%.........................     573,000          7,807,125
                                                  ------------

STEEL (0.0%) (B)
WHX Corp.
 3.75%, Series B...............     123,200            423,500
                                                  ------------

TELECOMMUNICATIONS (2.2%)
Amdocs Automatic Common
 Exchange Security Trust
 6.75%.........................     102,800          5,962,400
DECS Trust V
 7.25%.........................     139,000          3,561,875
DECS Trust VI
 6.25%.........................      75,000          1,715,625
Loral Space & Communications
 Ltd.
 6.00%, Series C...............      15,800            193,550
McLeodUSA, Inc.
 6.75%, Series A...............       2,000            788,937
Qwest Trends Trust
 5.75% (c).....................      63,500          4,349,750
                                                  ------------
                                                    16,572,137
                                                  ------------
TELECOMMUNICATIONS--LONG DISTANCE (1.5%)
Alliant Energy Resources
 7.25% (c)(n)..................      60,500          3,342,625
Global Crossing Ltd.
 7.00%.........................      30,700          3,749,238
Network Plus Corp.
 7.50% (h4)....................     100,000            725,000
Nextel Communications, Inc.
 (zero coupon).................       1,800            929,925

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund




                                   SHARES            VALUE
                               -------------------------------
CONVERTIBLE PREFERRED STOCKS (CONTINUED)

TELECOMMUNICATIONS--LONG DISTANCE
 (CONTINUED)
XO Communications, Inc.
 6.50%.........................      25,400       $  2,124,075
                                                  ------------
                                                    10,870,863
                                                  ------------
Total Convertible Preferred
 Stocks
 (Cost $210,873,099)...........                    214,579,731
                                                  ------------
Total Convertible Securities
 (Cost $550,208,282)...........                    527,300,140
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
CORPORATE BOND (0.2%)

BANKS--SAVINGS & LOANS (0.2%)
Westfed Holdings, Inc.
 15.50%, due 9/15/99 (o).......  $4,500,000          1,530,000
                                                  ------------
Total Corporate Bond
 (Cost $3,660,000).............                      1,530,000
                                                  ------------
                                   SHARES
                                 -----------
COMMON STOCKS (19.7%)

AEROSPACE/DEFENSE (0.3%)
Raytheon Co....................      60,000          1,863,750
                                                  ------------

BANKS--SAVINGS & LOANS (0.3%)
Washington Mutual, Inc.........      45,000          2,387,812
                                                  ------------
BROADCAST/MEDIA (0.2%)
Emmis Communications Corp.
 (a)...........................      60,000          1,721,250
Pegasus Communications Corp....         180              4,635
                                                  ------------
                                                     1,725,885
                                                  ------------
CABLE TV (0.4%)
Adelphia Communications Corp.
 (a)...........................      50,000          2,581,250
                                                  ------------
CHEMICALS (0.2%)
RPM, Inc. of Ohio..............     177,078          1,516,230
                                                  ------------
COMMUNICATIONS--EQUIPMENT (0.1%)
Corning, Inc...................      15,000            792,188
Finisar Corp. (a)..............       5,000            145,000
                                                  ------------
                                                       937,188
                                                  ------------
COMPUTER SOFTWARE & SERVICES (0.7%)
Internet Security Systems, Inc.
 (a)...........................      20,000          1,568,750
Peoplesoft, Inc. (a)...........     100,000          3,718,750

                                   SHARES            VALUE
                                 -----------------------------
COMPUTER SOFTWARE & SERVICES (CONTINUED)
Vitria Technology, Inc. (a)....      25,000       $    193,750
                                                  ------------
                                                     5,481,250
                                                  ------------
COMPUTER SYSTEMS (0.1%)
Compaq Computer Corp...........      30,000            451,500
Unisys Corp. (a)...............      12,713            185,928
                                                  ------------
                                                       637,428
                                                  ------------
COMPUTERS--PERIPHERALS (0.2%)
Certicom Corp. (a).............      40,000            815,000
Read-Rite Corp. (a)............     200,000            806,260
                                                  ------------
                                                     1,621,260
                                                  ------------
ELECTRIC POWER COMPANIES (0.2%)
Edison International (a).......      50,000            781,250
PG&E Corp......................      35,900            718,000
                                                  ------------
                                                     1,499,250
                                                  ------------
ELECTRONICS--COMPONENTS (0.2%)
Microsemi Corp. (a)............      50,000          1,390,625
                                                  ------------

ELECTRONICS--SEMICONDUCTORS (0.5%)
ASE Test Ltd. (a)..............      40,000            340,000
Helix Technology Corp..........      45,000          1,065,235
SONICblue, Inc. (a)............     322,500          1,330,312
Trikon Technologies, Inc.
 (a)...........................      40,000            400,001
Xicor, Inc. (a)................     125,000            421,875
                                                  ------------
                                                     3,557,423
                                                  ------------
FINANCE (0.5%)
AMC Financial, Inc. (a)(o).....      26,157             64,608
Nasdaq--100 Shares (a).........      60,000          3,502,500
                                                  ------------
                                                     3,567,108
                                                  ------------
FINANCIAL--MISCELLANEOUS (1.8%)
American General Corp..........      68,833          5,609,889
Citigroup, Inc.................      36,670          1,872,462
S&P 500 Depository Receipt.....      45,000          5,903,437
                                                  ------------
                                                    13,385,788
                                                  ------------
HEALTH CARE--DRUGS (1.0%)
CV Therapeutics, Inc. (a)......      47,000          3,325,250
Merck & Co., Inc...............      17,000          1,591,625
Pfizer, Inc....................      60,000          2,760,000
                                                  ------------
                                                     7,676,875
                                                  ------------
HEALTH CARE--MEDICAL PRODUCTS (1.1%)
Boston Scientific Corp. (a)....     350,000          4,790,625
Medtronic, Inc.................      50,000          3,018,750
                                                  ------------
                                                     7,809,375
                                                  ------------
HEALTH CARE--MISCELLANEOUS (0.8%)
HEALTHSOUTH Corp. (a)..........     340,000          5,546,250
                                                  ------------

HEALTH CARE--SERVICES (0.6%)
Beverly Enterprises, Inc.
 (a)...........................     500,000          4,093,750
                                                  ------------

HOUSEHOLD PRODUCTS (1.0%)
Proctor & Gamble Company
 (The).........................      92,500          7,255,469
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES            VALUE
                              --------------------------------
COMMON STOCKS (CONTINUED)

INSURANCE--PROPERTY & CASUALTY (0.5%)
St. Paul Companies, Inc.
 (The).........................      70,000       $  3,801,875
                                                  ------------

INTERNET SOFTWARE & SERVICES (0.5%)
chinadotcom Corp. (a)..........      50,000            225,000
Descartes Systems Group, Inc.
 (a)...........................      45,300          1,087,200
Interwoven, Inc. (a)...........      11,000            725,313
VeriSign, Inc. (a).............      23,000          1,706,312
                                                  ------------
                                                     3,743,825
                                                  ------------
OIL & GAS--DRILLING (0.9%)
Grant Prideco, Inc. (a)........     130,000          2,851,875
Smith International, Inc.
 (a)...........................      50,000          3,728,125
                                                  ------------
                                                     6,580,000
                                                  ------------
OIL & GAS--EXPLORATION & PRODUCTION (1.0%)
Anadarko Petroleum Corp. ......      75,302          5,352,466
Devon Energy Corp. ............      33,000          2,012,011
                                                  ------------
                                                     7,364,477
                                                  ------------
OIL & GAS--WELL EQUIPMENT & SERVICES (1.1%)
Baker Hughes, Inc..............      40,000          1,662,500
National-Oilwell, Inc. (a).....      40,000          1,547,500
R&B Falcon Corp. (a)...........     225,000          5,160,938
                                                  ------------
                                                     8,370,938
                                                  ------------
OIL--INTEGRATED DOMESTIC (1.4%)
Amerada Hess Corp. ............      36,800          2,688,700
Sunoco, Inc. ..................     120,000          4,042,500
Tosco Corp.....................     100,000          3,393,750
                                                  ------------
                                                    10,124,950
                                                  ------------
OIL--INTEGRATED INTERNATIONAL (0.4%)
Texaco, Inc....................      50,000          3,106,250
                                                  ------------

REAL ESTATE--INVESTMENT MANAGEMENT (0.3%)
Highwoods Properties, Inc......     101,300          2,519,837
                                                  ------------
RESTAURANTS (0.6%)
Wendy's International, Inc.....     160,000          4,200,000
                                                  ------------
RETAIL STORES--DEPARTMENT (0.7%)
Federated Department Stores,
 Inc. (a)......................     150,000          5,250,000
                                                  ------------
RETAIL STORES--FOOD CHAINS (0.4%)
Kroger Co. (a).................     100,000          2,706,250
                                                  ------------
TELECOMMUNICATIONS (0.4%)
Ditech Communications Corp.
 (a)...........................      35,000            562,187
McLeodUSA, Inc. (a)............         509              7,190
Telefonaktiebolaget LM Ericsson
 AB
 ADR (p).......................     225,000          2,517,188
                                                  ------------
                                                     3,086,565
                                                  ------------

                                   SHARES            VALUE
                               -------------------------------
TELECOMMUNICATIONS--LONG DISTANCE (0.7%)
AT&T Corp. ....................     210,000       $  3,635,625
Citizens Communications Co.
 (a)...........................     100,000          1,312,500
Network Plus Corp..............           1                  2
                                                  ------------
                                                     4,948,127
                                                  ------------
TELEPHONE (0.1%)
Telephonos de Mexico S.A. de
 C.V.
 ADR (p).......................      20,000            902,500
                                                  ------------

TOYS (0.5%)
Mattel, Inc. ..................     250,000          3,610,000
                                                  ------------
Total Common Stocks
 (Cost $142,996,389)...........                    144,849,560
                                                  ------------

PREFERRED STOCK (0.4%)

METALS--MISCELLANEOUS (0.4%)
Freeport McMoRan Copper &
 Gold, Inc.
 7.00%, Series Silver
   (h5)(q).....................     330,000          2,598,750
                                                  ------------
Total Preferred Stock
 (Cost $5,626,500).............                      2,598,750
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
SHORT-TERM INVESTMENTS (7.9%)

COMMERCIAL PAPER (3.8%)
American Express Credit Corp.
 6.56%, due 1/8/01.............  $10,000,000         9,987,184
General Electric Capital Corp.
 6.54%, due 1/12/01............   10,000,000         9,979,940
Goldman Sachs Group LP
 6.55%, due 1/10/01............    8,000,000         7,986,859
                                                  ------------
Total Commercial Paper
 (Cost $27,953,983)............                     27,953,983
                                                  ------------
                                   SHARES
                                 -----------
INVESTMENT COMPANY (4.1%)
Merrill Lynch Premier
 Institutional Fund............  30,095,746         30,095,746
                                                  ------------
Total Investment Company
 (Cost $30,095,746)............                     30,095,746
                                                  ------------
Total Short-Term Investments
 (Cost $58,049,729)............                     58,049,729
                                                  ------------
Total Investments
 (Cost $760,540,900) (r).......       100.0%       734,328,179(s)
Liabilities in Excess of
 Cash and Other Assets.........        (0.0)%(b)      (123,153)
                                 ----------       ------------
Net Assets.....................       100.0%      $734,205,026
                                 ==========       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund




-------

(a)   Non-income producing security.
(b)   Less than one tenth of a percent.
(c)   May be sold to institutional investors only.
(d) Eurobond--bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
(e) LYON--Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(f) Capital Unit--each unit consists of $25 principal amount of 7.875% Perpetual Capital Securities and a purchase contract to make Optional Unit Exchanges.
(g)   PRIZES--Participating Redeemable Indexed Zero-premium
      Exchangeable Security.
(h1) Depositary Shares--each share represents 0.05 shares of 7.00% Series D Senior Cumulative convertible preferred stock.
(h2) Depositary Shares--each share represents 0.02 shares of preferred stock.
(h3) Depositary Shares--each share represents 0.025 shares of 7.25%, Series A Preferred Income Equity Redeemable
      Stock.
(h4) Depositary Shares--each share represents 0.10 shares of Series A cumulative convertible preferred stock.
(h5) Depositary Shares--each share represents 0.025 shares of a share of silver denominated preferred stock.
(i)   PIERS--Preferred Income Equity Redeemable Stock.
(j) 85 Units--each unit reflects 1 Preferred Share plus 1 warrant to acquire 5.3355 shares of common stock at a future date.
(k)   TECONS--Term Convertible Security.
(l)   QUIPS--Quarterly Income Convertible Preferred Security.
(m)   PEPS--Premium Equity Participating Security.
(n)   PHONES--Participation Hybrid Option Note Exchangeable
      Security.
(o)   Issue in default.
(p)   ADR--American Depositary Receipt.
(q) Dividend equals U.S. dollar equivalent of 0.04125 oz. of silver per share.
(r) The cost for federal income tax purposes is $767,857,126.
(s)   At December 31, 2000 net unrealized depreciation was
      $33,528,947, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $67,719,443 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $101,248,390.
(E)   Security denominated in Euro.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2000

ASSETS:
Investment in securities, at value (identified cost
  $760,540,900).............................................       $734,328,179
Cash........................................................              3,718
Receivables:
  Investment securities sold................................         16,860,355
  Dividends and interest....................................          3,555,647
  Fund shares sold..........................................            723,698
Unrealized appreciation on foreign currency forward
  contracts.................................................            431,203
                                                                   ------------
        Total assets........................................        755,902,800
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................         19,120,150
  Fund shares redeemed......................................          1,035,421
  NYLIFE Distributors.......................................            567,170
  MainStay Management.......................................            448,397
  Transfer agent............................................            258,953
  Custodian.................................................             10,498
  Trustees..................................................              5,955
Accrued expenses............................................            251,230
                                                                   ------------
        Total liabilities...................................         21,697,774
                                                                   ------------
Net assets..................................................       $734,205,026
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     56,944
  Class B...................................................            526,028
  Class C...................................................              6,377
Additional paid-in capital..................................        777,692,433
Accumulated distribution in excess of net investment
  income....................................................           (211,839)
Accumulated distribution in excess of net realized gain on
  investments...............................................        (18,086,072)
Net unrealized depreciation on investments..................        (26,212,721)
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................            433,876
                                                                   ------------
Net assets..................................................       $734,205,026
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 70,915,212
                                                                   ============
Shares of beneficial interest outstanding...................          5,694,428
                                                                   ============
Net asset value per share outstanding.......................       $      12.45
Maximum sales charge (5.50% of offering price)..............               0.72
                                                                   ------------
Maximum offering price per share outstanding................       $      13.17
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $655,343,481
                                                                   ============
Shares of beneficial interest outstanding...................         52,602,793
                                                                   ============
Net asset value and offering price per share outstanding....       $      12.46
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  7,946,333
                                                                   ============
Shares of beneficial interest outstanding...................            637,725
                                                                   ============
Net asset value and offering price per share outstanding....       $      12.46
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $ 20,087,100
  Interest..................................................    16,417,212
                                                              ------------
    Total income............................................    36,504,312
                                                              ------------
Expenses:
  Management................................................     5,396,967
  Distribution--Class B.....................................     5,131,585
  Distribution--Class C.....................................        37,530
  Service--Class A..........................................       150,907
  Service--Class B..........................................     1,710,531
  Service--Class C..........................................        12,509
  Transfer agent............................................     1,467,768
  Shareholder communication.................................       146,696
  Custodian.................................................       101,668
  Recordkeeping.............................................       101,624
  Professional..............................................        81,035
  Registration..............................................        60,483
  Trustees..................................................        20,744
  Miscellaneous.............................................        74,080
                                                              ------------
    Total expenses..........................................    14,494,127
                                                              ------------
Net investment income.......................................    22,010,185
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................    61,225,239
  Option transactions.......................................       (90,650)
  Foreign currency transactions.............................       272,401
                                                              ------------
Net realized gain on investments and foreign currency
  transactions..............................................    61,406,990
                                                              ------------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................   (38,761,142)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......       919,940
                                                              ------------
Net unrealized loss on investments and foreign currency
  transactions..............................................   (37,841,202)
                                                              ------------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................    23,565,788
                                                              ------------
Net increase in net assets resulting from operations........  $ 45,575,973
                                                              ============

-------

(a) Dividends recorded net of foreign withholding taxes of $5,019.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended      Year ended
                                                              December 31,    December 31,
                                                                  2000            1999
                                                              -------------   -------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 22,010,185    $  20,513,701
  Net realized gain on investments and foreign currency
    transactions............................................    61,406,990      125,222,461
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........   (37,841,202)      42,693,616
                                                              -------------   -------------
  Net increase in net assets resulting from operations......    45,575,973      188,429,778
                                                              -------------   -------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................    (2,349,195)      (1,474,632)
    Class B.................................................   (19,939,589)     (17,931,053)
    Class C.................................................      (179,818)          (9,726)
  From net realized gain on investments:
    Class A.................................................    (9,977,966)      (4,372,928)
    Class B.................................................   (93,837,619)     (63,118,328)
    Class C.................................................    (1,162,494)        (121,115)
  In excess of net investment income:
    Class A.................................................       (22,149)              --
    Class B.................................................      (187,995)              --
    Class C.................................................        (1,695)              --
  In excess of net realized gain on investments:
    Class A.................................................    (1,719,047)              --
    Class B.................................................   (16,166,746)              --
    Class C.................................................      (200,279)              --
                                                              -------------   -------------
      Total dividends and distributions to shareholders.....  (145,744,592)     (87,027,782)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    45,004,104        8,434,825
    Class B.................................................    81,859,016       30,485,720
    Class C.................................................     9,125,387        1,224,187
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................    13,229,831        5,526,918
    Class B.................................................   118,850,473       73,686,440
    Class C.................................................     1,190,438          117,744
                                                              -------------   -------------
                                                               269,259,249      119,475,834
Cost of shares redeemed:
    Class A.................................................   (22,634,805)     (16,196,518)
    Class B.................................................  (115,863,678)    (198,039,708)
    Class C.................................................    (2,166,393)         (69,526)
                                                              -------------   -------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................   128,594,373      (94,829,918)
                                                              -------------   -------------
      Net increase in net assets............................    28,425,754        6,572,078
NET ASSETS:
Beginning of year...........................................   705,779,272      699,207,194
                                                              -------------   -------------
End of year.................................................  $734,205,026    $ 705,779,272
                                                              =============   =============
Accumulated undistributed net investment income (excess
  distribution) at end of year..............................  $   (211,839)   $     875,955
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                              -----------------------------------------------------------
                                                                                Year ended December 31,
                                                              -----------------------------------------------------------
                                                               2000         1999         1998         1997         1996
                                                              -------      -------      -------      -------      -------
Net asset value at beginning of period..................      $ 14.53      $ 12.49      $ 13.53      $ 13.81      $ 13.45
                                                              -------      -------      -------      -------      -------
Net investment income...................................         0.56         0.55         0.57         0.60         0.57
Net realized and unrealized gain (loss) on
  investments...........................................         0.42         3.55        (0.38)        0.91         1.02
Net realized and unrealized gain (loss) on foreign
  currency transactions.................................         0.01        (0.00)(b)    (0.02)        0.03         0.02
                                                              -------      -------      -------      -------      -------
Total from investment operations........................         0.99         4.10         0.17         1.54         1.61
                                                              -------      -------      -------      -------      -------
Less dividends and distributions:
  From net investment income............................        (0.57)       (0.52)       (0.57)       (0.60)       (0.62)
  From net realized gain on investments.................        (2.13)       (1.54)       (0.64)       (1.22)       (0.63)
  In excess of net investment income....................        (0.00)(b)       --           --           --           --
  In excess of net realized gain on investments.........        (0.37)          --           --           --           --
                                                              -------      -------      -------      -------      -------
Total dividends and distributions.......................        (3.07)       (2.06)       (1.21)       (1.82)       (1.25)
                                                              -------      -------      -------      -------      -------
Net asset value at end of period........................      $ 12.45      $ 14.53      $ 12.49      $ 13.53      $ 13.81
                                                              =======      =======      =======      =======      =======
Total investment return (a).............................         7.24%       33.91%        1.23%       11.36%       12.13%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...............................         3.63%        3.84%        3.74%        4.10%         4.4%
    Expenses............................................         1.24%        1.29%        1.40%        1.45%         1.5%
Portfolio turnover rate.................................          245%         374%         347%         273%         296%
Net assets at end of period (in 000's)..................      $70,915      $46,254      $42,376      $64,246      $56,621

-------

 *   Class C Shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                          Class B                                            Class C
    ----------------------------------------------------   -------------------------------------------
                                                                                         September 1*
                  Year ended December 31,                   Year ended     Year ended       through
    ----------------------------------------------------   December 31,   December 31,   December 31,
      2000       1999       1998       1997       1996         2000           1999           1998
    --------   --------   --------   --------   --------   ------------   ------------   -------------
    $  14.53   $  12.49   $  13.52   $  13.80   $  13.45     $  14.53       $  12.49       $  12.64
    --------   --------   --------   --------   --------     --------       --------       --------
        0.45       0.44       0.46       0.51       0.48         0.45           0.44           0.26
        0.43       3.55      (0.37)      0.91       1.02         0.43           3.55           0.47
        0.01      (0.00)(b)    (0.02)     0.03      0.02         0.01          (0.00)(b)       0.02
    --------   --------   --------   --------   --------     --------       --------       --------
        0.89       3.99       0.07       1.45       1.52         0.89           3.99           0.75
    --------   --------   --------   --------   --------     --------       --------       --------
       (0.46)     (0.41)     (0.46)     (0.51)     (0.54)       (0.46)         (0.41)         (0.26)
       (2.13)     (1.54)     (0.64)     (1.22)     (0.63)       (2.13)         (1.54)         (0.64)
       (0.00)(b)       --       --         --         --        (0.00)(b)         --             --
       (0.37)        --         --         --         --        (0.37)            --             --
    --------   --------   --------   --------   --------     --------       --------       --------
       (2.96)     (1.95)     (1.10)     (1.73)     (1.17)       (2.96)         (1.95)         (0.90)
    --------   --------   --------   --------   --------     --------       --------       --------
    $  12.46   $  14.53   $  12.49   $  13.52   $  13.80     $  12.46       $  14.53       $  12.49
    ========   ========   ========   ========   ========     ========       ========       ========
        6.51%     32.90%      0.53%     10.67%     11.39%        6.51%         32.90%          6.06%
        2.88%      3.09%      2.99%      3.47%       3.8%        2.88%          3.09%          2.99%+
        1.99%      2.04%      2.15%      2.08%       2.1%        1.99%          2.04%          2.15%+
         245%       374%       347%       273%       296%         245%           374%           347%
    $655,343   $658,197   $656,831   $841,540   $797,243     $  7,946       $  1,329       $     --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Convertible Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation together with current income.

The Fund's principal investments include high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if

Notes to Financial Statements




no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

MainStay Convertible Fund




The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contract open at December 31, 2000:

                                                              CONTRACT      CONTRACT
                                                               AMOUNT        AMOUNT      UNREALIZED
                                                                SOLD       PURCHASED    APPRECIATION
                                                            ------------   ----------   ------------
Foreign Currency Sale Contract
------------------------------
Japanese Yen vs. U.S. Dollar, expiring 2/15/01........      Y719,600,000   $6,782,281     $431,203
                                                                                          ========

-------
Y Japanese Yen.

PURCHASED OPTIONS. The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expenses and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the Securities Act if 1933 and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

Permanent book/tax differences of $251,486, $523,887 and $272,401 are decreases to accumulated undistributed net investment income, accumulated net realized loss on investments and accumulated undistributed net realized gain on foreign currency transactions respectively. These book/tax differences are primarily due to the recharacterization of distributions and the tax treatment of real estate investment trusts and foreign currency gains.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts

MainStay Convertible Fund




of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as expenses of the Fund on ex-dividend date.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), served as the Fund's manager pursuant to a management agreement and provided offices and conducted clerical, recordkeeping and bookkeeping services, and kept most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets. For the year ended December 31, 2000 the Manager earned $5,396,967.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee of 0.36% of the average daily net assets of the Fund.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate of MainStay Management LLC and under the common control of New York Life, was substituted in place of MainStay Management LLC as the Fund's investment adviser. Under the Substitution Agreement among MainStay Management LLC, NYLIM and the Fund, NYLIM has assumed all of the interests, rights and responsibilities of MainStay Management LLC under the Management and Sub-Advisory Agreements to which it is a party. The terms and conditions of these agreements, including management fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Fund and the investment process used by NYLIM is identical to that which was used by MainStay Management LLC.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $16,097 for the year ended December 31, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $15,122, $627,009 and $11,253, respectively, for the year ended December 31, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2000 amounted to $1,467,768.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $8,783 for the year ended December 31, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $101,624 for the year ended December 31, 2000.

MainStay Convertible Fund




NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes approximately $10,769,846 of qualifying realized capital gains that arose during the year after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2000, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $1,692,188 and $1,704,491, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                     YEAR ENDED                              YEAR ENDED
                                                  DECEMBER 31, 2000                      DECEMBER 31, 1999
                                          ---------------------------------      ----------------------------------
                                          CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
                                          -------      -------      -------      -------      -------      --------
Shares sold.........................       2,925         5,367        597           598         2,193         88
Shares issued in reinvestment of
  dividends and distributions.......       1,062         9,547         96           396         5,271          8
                                          ------       -------       ----        ------       -------        ---
                                           3,987        14,914        693           994         7,464         96
Shares redeemed.....................      (1,477)       (7,603)      (146)       (1,203)      (14,753)        (5)
                                          ------       -------       ----        ------       -------        ---
Net increase (decrease).............       2,510         7,311        547          (209)       (7,289)        91
                                          ======       =======       ====        ======       =======        ===

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of The MainStay Convertible Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Convertible Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Contact your investment professional for a free prospectus containing more information, including advisory fees, risks, other expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of December 31, 2000.

[MAINSTAY  LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved.                MSC11-02/01

[RECYCLE LOGO]


                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Convertible Fund

    ANNUAL REPORT

    DECEMBER 31, 2000

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay
                                                              Equity Index Fund versus S&P 500 Index and
                                                              Inflation                                        3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year Performance                         5
                                                              Returns and Lipper Rankings                      7
                                                              Portfolio of Investments                         8
                                                              Financial Statements                            16
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               25
                                                              The MainStay(R) Funds                           26

President's Letter

The year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations of technology stocks had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Throughout 2000, the strength of the U.S. dollar versus other currencies made international investing challenging for U.S. investors. A fourth-quarter rally in the euro could signal a turnaround, but only time will tell.

Despite this volatility, MainStay(R) shareholders enjoyed the confidence of knowing that throughout the year, their Funds were consistently managed with well-defined investment disciplines. Seeking to avoid any hint of style drift, each of our portfolio managers rigorously adhered to an investment process that doesn't change, even when the markets shift. MainStay shareholders knew they could depend on our unwavering commitment to integrity and service--in our Fund management, accounting, reporting, and shareholder communications.

This annual report details the events that affected your MainStay investment during the 12 months ended December 31, 2000. The portfolio manager commentary gives you an inside look at the market forces and management decisions that affected your Fund's strategic direction and investment results. If you have questions, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2001

$10,000 Invested in MainStay
Equity Index Fund versus S&P 500 Index
and Inflation

CLASS A SHARES Total Returns: 1 Year -12.42%, 5 Years 16.72%, 10 Years 15.93%

[LINE GRAPH]

                                                  MAINSTAY EQUITY INDEX
 YEAR-END                                                 FUND                   S&P 500 INDEX*             INFLATION (CPI)+
---------------                                   ---------------------          --------------             ----------------
12/90                                                $     9,700                 $    10,000                $     10,000
12/91                                                     12,417                      13,040                      10,298
12/92                                                     13,186                      14,032                      10,603
12/93                                                     14,376                      15,441                      10,893
12/94                                                     14,447                      15,645                      11,177
12/95                                                     19,636                      21,518                      11,467
12/96                                                     23,963                      26,454                      11,847
12/97                                                     31,694                      35,280                      12,048
12/98                                                     40,471                      45,363                      12,242
12/99                                                     48,562                      54,907                      12,570
12/00                                                     43,845                      49,910                      12,995


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower. The graph assumes an initial investment of $10,000 and reflects the effect of the maximum 3.0% initial sales charge.

* "S&P 500(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. S&P does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 is an unmanaged index and is considered generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. You cannot invest directly in an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

-------
(1) See footnote on page 3 for more information on the S&P Index.

(2) The Nasdaq Composite Index is an unmanaged, market-value weighted index that measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. An investment cannot be made directly into an index.

(3) See footnote and table on page 7 for more information about Lipper Inc.

Portfolio Management Discussion and Analysis

For the U.S. equity markets, the year 2000 largely reflected what recent years have not. The S&P 500 Index(1) broke a lengthy string of calendar-year returns above 20% by posting a loss of 9.10%--its steepest decline in 25 years. Technology stocks, long the darlings of the stock market, came crashing back to earth. In fact, the tech-heavy Nasdaq Composite Index(2) climbed almost 86% in 1999 only to fall more than 39% in 2000, providing an unspectacular average annual 6.15% return across both years. Large-capitalization stocks passed the market-leadership baton to smaller companies, and growth stocks gave way to previously downtrodden value stocks. The lesson for investors? Diversification matters.

Diagnosing market performance remains an imprecise science, but we can speculate on the factors that contributed to the dramatic sell-off in U.S. stocks. Valuations certainly played a part. The technology craze of the late 1990s left many stocks trading at extraordinary multiples to even the most optimistic earnings forecasts. The new-economy mania was more severe in many ways than other bubbles of the past half century, including those for conglomerates, electronics, gold, Japanese stocks, and real estate.

Apart from the valuation problem, there were a number of economic factors that adversely impacted stock market behavior. Seeking to curb extraordinary economic growth, the Federal Reserve incrementally increased short-term borrowing rates through 1999 and early 2000. The full effect of these interest-rate hikes was not immediately felt, but began to weigh heavily on the economy by midyear. Rising energy prices also created a drag on corporate profitability, as did declining consumer spending and business investment. By year-end, a distressingly large number of companies were finding it difficult to deliver the earnings Wall Street had come to expect of them. These companies were punished accordingly.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, MainStay Equity Index Fund returned -9.71% for Class A shares, excluding all sales charges. The Fund underperformed the -9.57% return of the average Lipper S&P 500 Index objective fund(3) and the -9.10% return of the S&P 500 Index over the same period. Investors should expect the Fund to lag the Index somewhat, since the Fund incurs real-world expenses that a hypothetical index investment does not.

-------
(4) Returns reflect performance for the 12-month period ended 12/31/00.


YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

[BAR GRAPH]

YEAR END                                                                    CLASS A SHARES
-------------                                                               --------------
12/91                                                                            28.01%
12/92                                                                             6.19
12/93                                                                             9.01
12/94                                                                             0.50
12/95                                                                            35.91
12/96                                                                            22.04
12/97                                                                            32.26
12/98                                                                            27.69
12/99                                                                            19.99
12/00                                                                            -9.71

Past performance is no guarantee of future results. See footnote* on page 7 for more information on performance.


KEY INDUSTRIES AND SECURITIES

The industries that provided the greatest positive contribution to the return of the S&P 500 Index for 2000, taking both total returns and weightings into account, were health care (drugs), financial (miscellaneous), banks (major regional), and electric companies. On the basis of total return alone, the leading industry was electronics (defense), followed by savings & loan companies, health care (HMOs), tobacco, and natural gas. Advances in these industries reflected the move toward more value-oriented defensive sectors as investors closely monitored signals from the Federal Reserve.

Taking both returns and weightings into account, the companies that made the greatest positive contributions to the return of the Index included Merck & Co. (+39.4%),(4) American International Group (+36.7%), Pfizer (+41.8%), Philip Morris Cos. (+91.3%), and Citigroup (+22.3%). On the basis of total return alone, the best-performing companies were Reebok International (+233.9%), Dynegy (+218.2%), EOG Resources (+211.0%), HEALTHSOUTH (+203.5%), and Calpine (+181.6%).

Technology and telecommunications--including computers (software and services), communications equipment, telecommunications (long distance), electronics (semiconductors), and computers (hardware)--were the sectors with the greatest negative impact on the return of the Index, taking both total returns and weightings into account. The five companies with the greatest negative impact on the Index, taking both weightings and total returns into account, were all in the technology and telecommunications sectors.

Microsoft (-62.9%) had the greatest negative impact, followed by Lucent Technologies (-81.0%), WorldCom (-73.5%), AT&T (-66.1%), and Cisco Systems (-28.6%). Measured by total return alone, the worst performers in the S&P 500 over the reporting period were Novell (-86.9%), Yahoo! (-86.1%), Compuware (-83.2%), Sapient (-83.1%), and BMC Software. (-82.5%).

Standard & Poor's adjusts the constituents of the Index periodically, usually as a result of corporate actions, such as mergers, acquisitions, spin-offs, and similar events. Some of the more significant additions to the Index during the annual period were JDS Uniphase, Qwest Communications, VERITAS Software, Broadcom, and Agilent Technologies. Deletions from the Index over the year included Seagrams, Times Mirror, 3Com, Nabisco Group, and Atlantic Richfield. As a result of market activity, health care, financials, and energy stocks had a materially larger weighting in the S&P 500 Index at the end of 2000 than they did at the end of 1999. Given reverses in technology and telecommunications companies, these sectors comprised a smaller percentage of the Index at the end of 2000 than when the year began.

LOOKING AHEAD

It is difficult to know what to expect from the U.S. equity markets going forward. At the end of 2000, valuations were certainly more in line with historic norms than at the end of 1999--yet they remained relatively high. The effects of a modest energy shock are still being felt, corporate earnings preannounce-ments have been disappointing, and consumer confidence appears to be on the decline. In our opinion, to maximize potential benefits, investors should commit to a sensible asset-allocation policy, not for a month, a quarter, or a year, but for the long term.

As index investors, we do not evaluate or respond to changing economic and market conditions or concern ourselves with market psychology. Whatever the markets or the economy may bring, the Fund will continue to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks as represented by the S&P 500 Index.

Jefferson C. Boyce
Stephen B. Killian
Portfolio Managers
New York Life Investment Management LLC

The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

Returns and Lipper Rankings as of 12/31/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                            SINCE INCEPTION
                           1 YEAR      5 YEARS   10 YEARS   THROUGH 12/31/00
    Class A                -9.71%      17.43%     16.28%         16.23%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                            SINCE INCEPTION
                           1 YEAR      5 YEARS   10 YEARS   THROUGH 12/31/00
    Class A               -12.42%      16.72%     15.93%         15.88

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/00

                                                            SINCE INCEPTION
                           1 YEAR      5 YEARS   10 YEARS   THROUGH 12/31/00
    Equity Index Fund    97 out of    45 out of  14 out of     13 out of
                         136 funds    49 funds   14 funds      13 funds
    Average Lipper S&P
    500 Index
    objective fund         -9.57%      17.82%     16.99%         16.96%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
12/31/00

                        NAV 12/31/00         INCOME          CAPITAL GAINS
    Class A                $42.76           $0.1151             $1.4432

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower.

  MainStay Equity Index Fund is offered as Class A shares only. Class A shares are sold with a maximum initial sales charge of 3.0%.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Since-inception Fund ranking and since-inception return for the average Lipper peer fund are for the period from 12/20/90 through 12/31/00.

The preceding pages have not been audited.


                                                                               7
                                                                               -

MainStay Equity Index Fund


                                     SHARES           VALUE
                                   ----------------------------
COMMON STOCKS (98.0%)+

AEROSPACE/DEFENSE (1.3%)
Boeing Co. (The).................    84,267      $    5,561,622
General Dynamics Corp. ..........    19,006           1,482,468
Goodrich (B.F.) Co. (The)........     9,727             353,820
Lockheed Martin Corp. ...........    40,745           1,383,293
Northrop Grumman Corp. ..........     6,702             556,266
Raytheon Co. Class B.............    32,456           1,008,164
Rockwell International Corp. ....    17,636             839,914
United Technologies Corp. .......    44,657           3,511,157
                                                 --------------
                                                     14,696,704
                                                 --------------
AIRLINES (0.3%)
AMR Corp. (a)....................    14,316             561,008
Delta Air Lines, Inc. ...........    11,750             589,703
Southwest Airlines Co. ..........    47,323           1,586,740
US Airways Group, Inc. (a).......     6,430             260,817
                                                 --------------
                                                      2,998,268
                                                 --------------
ALUMINUM (0.3%)
Alcan Aluminum Ltd. .............    30,628           1,047,095
Alcoa Inc. ......................    82,048           2,748,608
                                                 --------------
                                                      3,795,703
                                                 --------------
AUTO PARTS & EQUIPMENT (0.1%)
Cooper Tire & Rubber Co. ........     7,067              75,087
Delphi Automotive Systems
 Corp. ..........................    54,274             610,583
Genuine Parts Co. ...............    17,005             445,318
Goodyear Tire & Rubber Co.
 (The)...........................    15,080             346,689
Visteon Corp. ...................    12,585             144,728
                                                 --------------
                                                      1,622,405
                                                 --------------
AUTOMOBILES (0.6%)
Ford Motor Co. ..................   177,784           4,166,813
General Motors Corp. ............    53,595           2,729,995
                                                 --------------
                                                      6,896,808
                                                 --------------
BANKS--MAJOR REGIONAL (4.2%)
AmSouth Bancorp..................    35,991             548,863
Bank of New York Co., Inc.
 (The)...........................    70,395           3,884,924
Bank One Corp. ..................   109,552           4,012,342
BB&T Corp. ......................    37,557           1,401,346
Comerica Inc. ...................    15,142             899,056
Fifth Third Bancorp..............    43,840           2,619,440
Firstar Corp. ...................    90,128           2,095,476
FleetBoston Financial Corp. .....    86,057           3,232,516
Huntington Bancshares Inc. ......    23,605             382,106
KeyCorp..........................    40,408           1,131,424
Mellon Financial Corp. ..........    46,586           2,291,449
National City Corp. .............    57,899           1,664,596
Northern Trust Corp. ............    21,031           1,715,341
------------
 +  Percentages indicated are based on Fund net assets.


                                     SHARES           VALUE
                                   ----------------------------
BANKS--MAJOR REGIONAL (CONTINUED)
Old Kent Financial Corp. ........    12,510      $      547,312
PNC Financial Services Group,
 Inc. (The)......................    27,590           2,015,794
Regions Financial Corp. .........    20,823             568,728
SouthTrust Corp. ................    16,090             654,662
State Street Corp. ..............    15,390           1,911,592
Summit Bancorp...................    16,607             634,180
SunTrust Banks, Inc. ............    28,473           1,793,799
Synovus Financial Corp. .........    26,242             706,894
Union Planters Corp. ............    13,055             466,716
U.S. Bancorp.....................    70,522           2,058,361
Wachovia Corp. ..................    19,376           1,126,230
Wells Fargo Co. .................   162,072           9,025,385
                                                 --------------
                                                     47,388,532
                                                 --------------
BANKS--MONEY CENTER (1.6%)
Bank of America Corp. ...........   154,401           7,083,146
Chase Manhattan Corp. (The)......   124,220           5,644,246
First Union Corp. ...............    92,920           2,584,338
Morgan (J.P.) & Co., Inc. .......    15,206           2,516,593
                                                 --------------
                                                     17,828,323
                                                 --------------
BANKS--SAVINGS & LOANS (0.4%)
Charter One Financial, Inc. .....    20,087             580,012
Golden West Financial Corp. .....    15,255           1,029,713
Washington Mutual, Inc. .........    51,492           2,732,294
                                                 --------------
                                                      4,342,019
                                                 --------------
BEVERAGES--ALCOHOLIC (0.4%)
Anheuser-Busch Cos., Inc. .......    85,532           3,891,706
Brown-Forman Corp.
 Class B.........................     6,510             432,915
Coors (Adolph) Co.
 Class B.........................     3,448             276,917
                                                 --------------
                                                      4,601,538
                                                 --------------
BEVERAGES--SOFT DRINKS (1.9%)
Coca-Cola Co. (The) (c)..........   235,030          14,322,141
Coca-Cola Enterprises Inc. ......    40,562             770,678
PepsiCo, Inc. ...................   136,893           6,784,759
                                                 --------------
                                                     21,877,578
                                                 --------------
BROADCAST/MEDIA (0.5%)
Clear Channel Communications,
 Inc. (a)........................    55,457           2,686,198
Comcast Corp. Special Class A
 (a).............................    85,581           3,573,007
                                                 --------------
                                                      6,259,205
                                                 --------------
BUILDING MATERIALS (0.2%)
Masco Corp. .....................    42,307           1,086,761
Sherwin-Williams Co. (The).......    15,823             416,343
Vulcan Materials Co. ............     9,746             466,590
                                                 --------------
                                                      1,969,694
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2000


                                     SHARES           VALUE
                                   ----------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS (0.9%)
Air Products & Chemicals,
 Inc. ...........................    22,077      $      905,157
Dow Chemical Co. (The)...........    64,317           2,355,610
Du Pont (E.I.) De Nemours &
 Co. ............................    98,897           4,777,961
Eastman Chemical Co. ............     7,379             359,726
Hercules Inc. ...................     9,783             186,489
Praxair, Inc. ...................    15,222             675,476
Rohm & Haas Co. .................    20,799             755,264
Union Carbide Corp. .............    12,941             696,388
                                                 --------------
                                                     10,712,071
                                                 --------------
CHEMICALS--DIVERSIFIED (0.2%)
Avery Dennison Corp. ............    10,677             585,900
Engelhard Corp. .................    12,087             246,273
FMC Corp. (a)....................     2,866             205,456
PPG Industries, Inc. ............    15,968             739,518
                                                 --------------
                                                      1,777,147
                                                 --------------
CHEMICALS--SPECIALTY (0.0%) (b)
Great Lakes Chemical Corp. ......     5,278             196,276
Sigma-Aldrich Corp. .............     7,310             287,374
                                                 --------------
                                                        483,650
                                                 --------------
COMMUNICATIONS--EQUIPMENT MANUFACTURERS (5.5%)
ADC Telecommunications, Inc.
 (a).............................    73,666           1,335,196
Andrew Corp. (a).................     7,776             169,128
Avaya Inc.(a)....................    26,555             273,849
Cabletron Systems, Inc. (a)......    17,556             264,437
Cisco Systems, Inc. (a)..........   682,637          26,110,865
Comverse Technology, Inc. (a)....    15,666           1,701,719
Corning Inc. ....................    87,179           4,604,141
JDS Uniphase Corp. (a)...........    91,193           3,801,608
Lucent Technologies Inc. ........   316,869           4,277,732
Network Appliance, Inc. (a)......    29,933           1,922,728
Nortel Networks Corp. ...........   293,758           9,418,616
QUALCOMM, Inc. (a)...............    70,665           5,807,780
Scientific-Atlanta, Inc. ........    15,254             496,708
Tellabs, Inc. (a)................    38,941           2,200,167
                                                 --------------
                                                     62,384,674
                                                 --------------
COMPUTER SOFTWARE & SERVICES (6.3%)
Adobe Systems Inc. ..............    22,754           1,323,998
America Online Inc. (a)..........   221,543           7,709,696
Autodesk, Inc. ..................     5,731             154,379
Automatic Data Processing,
 Inc. ...........................    59,869           3,790,456
BMC Software, Inc. (a)...........    22,926             320,964
BroadVision, Inc (a).............    25,500             301,219
Ceridian Corp. (a)...............    14,033             279,783
Citrix Systems, Inc. (a).........    17,116             385,110
Computer Associates
 International, Inc. ............    55,079           1,074,041
Computer Sciences Corp. (a)......    16,038             964,285
Compuware Corp. (a)..............    34,755             217,219
Electronic Data Systems Corp. ...    44,430           2,565,832
Equifax Inc. ....................    13,599             390,121


                                     SHARES           VALUE
                                   ----------------------------
COMPUTER SOFTWARE & SERVICES (CONTINUED)
First Data Corp. ................    37,464      $    1,973,885
Intuit Inc. (a)..................    19,300             761,144
Mercury Interactive Corp. (a)....     7,578             683,914
Microsoft Corp. (a)(c)...........   505,767          22,000,864
Novell, Inc. (a).................    31,809             166,005
Oracle Corp. (a).................   530,872          15,428,468
Parametric Technology Corp.
 (a).............................    26,606             357,518
Paychex, Inc. ...................    35,471           1,724,777
PeopleSoft, Inc. (a).............    26,410             982,122
Sabre Holdings Corp. (a).........    12,435             536,259
Sapient Corp. (a)................    11,220             133,939
Siebel Systems, Inc. (a).........    40,788           2,763,387
VERITAS Software Corp. (a).......    36,987           3,236,363
Yahoo! Inc. (a)..................    52,368           1,580,042
                                                 --------------
                                                     71,805,790
                                                 --------------
COMPUTER SYSTEMS (4.7%)
Apple Computer, Inc. (a).........    31,075             462,241
Compaq Computer Corp. ...........   161,004           2,423,110
Dell Computer Corp. (a)..........   245,455           4,280,122
EMC Corp. (a)....................   207,484          13,797,686
Gateway Inc. (a).................    30,675             551,843
Hewlett-Packard Co. .............   187,540           5,919,231
International Business Machines
 Corp. ..........................   166,378          14,142,130
Lexmark International Group, Inc.
 (a).............................    12,102             536,270
NCR Corp. (a)....................     9,154             449,690
Palm, Inc.(a)....................    53,638           1,518,626
Sun Microsystems, Inc. (a).......   305,404           8,513,136
Unisys Corp. (a).................    29,582             432,637
                                                 --------------
                                                     53,026,722
                                                 --------------
CONGLOMERATES (0.1%)
Textron Inc. ....................    13,797             641,560
                                                 --------------
CONTAINERS--METAL & GLASS (0.0%) (b)
Ball Corp. ......................     2,804             129,159
                                                 --------------
CONTAINERS--PAPER (0.1%)
Bemis Co., Inc. .................     5,192             174,257
Pactiv Corp. (a).................    16,225             200,784
Temple-Inland Inc. ..............     4,903             262,923
                                                 --------------
                                                        637,964
                                                 --------------
COSMETICS/PERSONAL CARE (0.5%)
Alberto-Culver Co. Class B.......     5,318             227,677
Avon Products, Inc. .............    22,690           1,086,284
Gillette Co. (The)...............    99,723           3,602,493
International Flavors &
 Fragrances Inc. ................     9,893             200,952
                                                 --------------
                                                      5,117,406
                                                 --------------
ELECTRIC POWER COMPANIES (2.2%)
Allegheny Energy, Inc. ..........    10,500             505,969
Ameren Corp. ....................    13,096             606,509
American Electric Power Co.,
 Inc. ...........................    30,705           1,427,782

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund


                                     SHARES           VALUE
                                   ----------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC POWER COMPANIES (CONTINUED)
Cinergy Corp. ...................    15,318      $      538,045
CMS Energy Corp. ................    11,432             362,251
Consolidated Edison, Inc. .......    20,249             779,587
Constellation Energy Group,
 Inc. ...........................    14,429             650,207
Dominion Resources, Inc. ........    22,917           1,535,487
DTE Energy Co. ..................    13,609             529,900
Duke Energy Corp. ...............    34,874           2,973,009
Edison International.............    31,727             495,734
Entergy Corp. ...................    21,265             899,775
Exelon Corp. ....................    30,226           2,122,167
FirstEnergy Corp. ...............    21,846             689,514
FPL Group, Inc. .................    16,743           1,201,310
GPU, Inc. .......................    11,672             429,676
Niagara Mohawk Holdings Inc.
 (a).............................    15,313             255,536
PG&E Corp. ......................    37,218             744,360
Pinnacle West Capital Corp. .....     8,070             384,334
PPL Corp. .......................    13,773             622,367
Progress Energy Inc. ............    19,549             961,566
Public Service Enterprise Group
 Inc. ...........................    20,396             991,756
Reliant Energy, Inc. ............    28,517           1,235,143
Southern Co. (The)...............    64,103           2,131,425
TXU Corp. .......................    24,461           1,083,928
Xcel Energy Inc. ................    32,366             940,637
                                                 --------------
                                                     25,097,974
                                                 --------------
ELECTRICAL EQUIPMENT (4.7%)
American Power Conversion Corp.
 (a).............................    18,503             228,975
Cooper Industries, Inc. .........     9,017             414,218
Emerson Electric Co. ............    40,802           3,215,708
General Electric Co. (c).........   939,784          45,050,896
Grainger (W.W.), Inc. ...........     8,935             326,127
Molex Inc. ......................    18,600             660,300
Power-One, Inc. (a)..............     7,000             275,188
Sanmina Corp. (a)................    14,373           1,101,331
Solectron Corp. (a)..............    60,809           2,061,425
Symbol Technologies, Inc. .......    13,900             500,400
Thomas & Betts Corp. ............     5,569              90,148
                                                 --------------
                                                     53,924,716
                                                 --------------
ELECTRONICS--DEFENSE (0.0%) (b)
PerkinElmer, Inc. ...............     4,677             491,085
                                                 --------------
ELECTRONICS--INSTRUMENTATION
 (0.2%)
Agilent Technologies, Inc. (a)...    43,153           2,362,627
Tektronix, Inc. .................     9,084             306,017
                                                 --------------
                                                      2,668,644
                                                 --------------
ELECTRONICS--SEMICONDUCTORS
 (4.5%)
Adaptec, Inc. (a)................     9,941             101,895
Advanced Micro Devices, Inc.
 (a).............................    29,717             410,466
Altera Corp. (a).................    37,990             999,612
Analog Devices, Inc. (a).........    33,758           1,727,988
Applied Materials, Inc. (a)......    77,171           2,946,968


                                     SHARES           VALUE
                                   ----------------------------
ELECTRONICS--SEMICONDUCTORS (CONTINUED)
Applied Micro Circuits Corp.
 (a).............................    20,600      $    1,545,966
Broadcom Corp. (a)...............    22,284           1,882,998
Conexant Systems, Inc. (a).......    20,767             319,293
Intel Corp. .....................   638,320          19,309,180
KLA-Tencor Corp. (a).............    17,839             600,951
Linear Technology Corp. .........    29,623           1,370,064
LSI Logic Corp. (a)..............    30,326             518,271
Maxim Integrated Products, Inc.
 (a).............................    26,867           1,284,578
Micron Technology, Inc. (a)......    53,132           1,886,186
Motorola, Inc. ..................   206,864           4,188,996
National Semiconductor Corp.
 (a).............................    16,281             327,655
Novellus Systems, Inc. (a).......    12,500             449,219
QLogic Corp. (a).................     8,700             669,900
Teradyne, Inc. (a)...............    16,535             615,929
Texas Instruments Inc. ..........   164,049           7,771,821
Vitesse Semiconductor Corp.
 (a).............................    17,000             940,313
Xilinx, Inc. (a).................    31,408           1,448,694
                                                 --------------
                                                     51,316,943
                                                 --------------
ENGINEERING & CONSTRUCTION (0.0%) (b)
Fluor Corp. (a)..................     7,300             241,356
Massey Energy Co. ...............     7,300              93,075
                                                 --------------
                                                        334,431
                                                 --------------
ENTERTAINMENT (1.7%)
Time Warner Inc. ................   125,920           6,578,061
Viacom Inc. Class B (a)..........   143,476           6,707,503
Walt Disney Co. (The)............   197,824           5,724,532
                                                 --------------
                                                     19,010,096
                                                 --------------
FINANCIAL--MISCELLANEOUS (5.7%)
AFLAC Inc. ......................    25,293           1,825,838
Ambac Financial Group, Inc.......    10,000             583,125
American Express Co. ............   126,357           6,941,738
American General Corp. ..........    23,706           1,932,039
CIT Group, Inc.(The).............    25,197             507,090
Citigroup Inc. ..................   476,835          24,348,387
Fannie Mae.......................    95,567           8,290,437
Franklin Resources Inc. .........    23,489             894,931
Freddie Mac......................    66,325           4,568,134
MBIA Inc. .......................     9,406             697,220
MBNA Corp. ......................    80,860           2,986,766
Moody's Corp. ...................    15,547             399,364
Morgan Stanley Dean Witter &
 Co. ............................   106,336           8,427,128
Price (T. Rowe) Associates,
 Inc. ...........................    11,515             486,688
Stilwell Financial, Inc. ........    21,359             842,346
USA Education Inc. ..............    15,511           1,054,748
                                                 --------------
                                                     64,785,979
                                                 --------------
FOOD (1.4%)
Campbell Soup Co. ...............    40,183           1,391,337
ConAgra Foods, Inc. .............    50,957           1,324,882
General Mills, Inc. .............    27,256           1,214,596

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES           VALUE
                                   ----------------------------
COMMON STOCKS (CONTINUED)
FOOD (CONTINUED)
Heinz (H.J.) Co. ................    33,259      $    1,577,724
Hershey Foods Corp. .............    13,230             851,681
Kellogg Co. .....................    39,037           1,024,721
Quaker Oats Co. (The)............    12,416           1,209,008
Ralston-Ralston Purina Group.....    29,570             772,516
Sara Lee Corp. ..................    79,074           1,942,255
Unilever N.V. ...................    54,176           3,409,702
Wrigley (Wm.) Jr. Co. ...........    10,693           1,024,523
                                                 --------------
                                                     15,742,945
                                                 --------------
FOOD & HEALTH CARE DISTRIBUTORS (0.5%)
Cardinal Health, Inc. ...........    26,426           2,632,690
McKesson HBOC, Inc. .............    27,161             974,808
SUPERVALU Inc. ..................    11,562             160,423
SYSCO Corp. .....................    63,650           1,909,500
                                                 --------------
                                                      5,677,421
                                                 --------------
GOLD & PRECIOUS METALS MINING (0.1%)
Barrick Gold Corp. ..............    38,009             622,588
Homestake Mining Co. ............    25,255             105,755
Newmont Mining Corp. ............    16,130             275,218
Placer Dome Inc. ................    31,698             305,093
                                                 --------------
                                                      1,308,654
                                                 --------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp. (The).......     8,186             321,301
Snap-on Inc. ....................     5,672             158,107
Stanley Works (The)..............     8,416             262,474
                                                 --------------
                                                        741,882
                                                 --------------
HEALTH CARE--DIVERSIFIED (3.9%)
Abbott Laboratories..............   146,738           7,107,622
Allergan, Inc. ..................    12,350           1,195,634
American Home Products Corp. ....   124,256           7,896,469
Bristol-Myers Squibb Co. ........   185,451          13,711,783
Johnson & Johnson................   131,913          13,859,110
                                                 --------------
                                                     43,770,618
                                                 --------------
HEALTH CARE--DRUGS (6.7%)
Forest Laboratories, Inc. (a)....     8,300           1,102,863
King Pharmaceuticals, Inc. (a)...    15,824             817,903
Lilly (Eli) & Co. ...............   106,872           9,945,776
Merck & Co., Inc. ...............   218,740          20,479,532
Pfizer Inc. .....................   598,435          27,528,010
Pharmacia Corp. .................   122,289           7,459,629
Schering-Plough Corp. ...........   139,016           7,889,158
Watson Pharmaceuticals, Inc.
 (a).............................     9,352             478,705
                                                 --------------
                                                     75,701,576
                                                 --------------
HEALTH CARE--HMOS (0.3%)
Aetna Inc. ......................    13,617             559,148
Humana Inc. (a)..................    16,121             245,845


                                     SHARES           VALUE
                                   ----------------------------
HEALTH CARE--HMOS (CONTINUED)
UnitedHealth Group Inc. (a)......    30,740      $    1,886,668
Wellpoint Health Networks Inc.
 (a).............................     6,005             692,076
                                                 --------------
                                                      3,383,737
                                                 --------------
HEALTH CARE--HOSPITAL MANAGEMENT (0.3%)
HCA-The Healthcare Co. ..........    52,427           2,307,312
Tenet Healthcare Corp. (a).......    30,111           1,338,058
                                                 --------------
                                                      3,645,370
                                                 --------------
HEALTH CARE--MEDICAL PRODUCTS (1.5%)
Applera Corp.--Applied Biosystems
 Group...........................    19,981           1,879,463
Bard (C.R.), Inc. ...............     4,822             224,524
Bausch & Lomb Inc. ..............     5,108             206,555
Baxter International Inc. .......    27,770           2,452,438
Becton, Dickinson & Co. .........    24,343             842,876
Biomet, Inc. ....................    16,360             649,288
Boston Scientific Corp. (a)......    38,423             525,915
Guidant Corp. (a)................    29,296           1,580,153
Medtronic, Inc. .................   113,655           6,861,921
St. Jude Medical, Inc. (a).......     8,001             491,561
Stryker Corp. ...................    18,500             935,915
                                                 --------------
                                                     16,650,609
                                                 --------------
HEALTH CARE--MISCELLANEOUS (1.0%)
ALZA Corp. (a)...................    22,096             939,080
Amgen Inc. (a)...................    97,939           6,261,975
Biogen, Inc. (a).................    14,173             851,266
Chiron Corp. (a).................    18,200             809,900
HEALTHSOUTH Corp. (a)............    37,213             607,037
Manor Care, Inc. (a).............     9,885             203,878
MedImmune, Inc. (a)..............    20,080             957,565
Quintiles Transnational Corp.
 (a).............................    11,224             235,002
                                                 --------------
                                                     10,865,703
                                                 --------------
HEAVY DUTY TRUCKS & PARTS (0.1%)
Cummins Engine Co., Inc. ........     4,125             156,492
Dana Corp. ......................    14,556             222,889
Eaton Corp. .....................     6,921             520,373
Navistar International Corp.
 (a).............................     5,963             156,156
PACCAR Inc. .....................     7,292             359,131
                                                 --------------
                                                      1,415,041
                                                 --------------
HOMEBUILDING (0.0%) (b)
Centex Corp. ....................     5,772             216,811
Kaufman & Broad Home Corp. ......     3,949             133,032
Pulte Corp. .....................     3,989             168,286
                                                 --------------
                                                        518,129
                                                 --------------
HOTEL/MOTEL (0.4%)
Carnival Corp. ..................    56,328           1,735,606
Harrah's Entertainment, Inc.
 (a).............................    11,226             296,086
Hilton Hotels Corp. .............    35,098             368,535

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund


                                     SHARES           VALUE
                                   ----------------------------
COMMON STOCKS (CONTINUED)
HOTEL/MOTEL (CONTINUED)
Marriott International, Inc.
 Class A.........................    22,884      $      966,849
Starwood Hotels & Resorts
 Worldwide, Inc. ................    18,500             652,125
                                                 --------------
                                                      4,019,201
                                                 --------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.1%)
Leggett & Platt, Inc. ...........    18,999             359,794
Maytag Corp. ....................     7,454             240,857
Whirlpool Corp. .................     6,339             302,291
                                                 --------------
                                                        902,942
                                                 --------------
HOUSEHOLD PRODUCTS (1.5%)
Clorox Co. (The).................    22,420             795,910
Colgate-Palmolive Co. ...........    54,309           3,505,646
Kimberly-Clark Corp. ............    50,650           3,580,448
Procter & Gamble Co. (The).......   123,624           9,696,758
                                                 --------------
                                                     17,578,762
                                                 --------------
HOUSEWARES (0.1%)
Fortune Brands, Inc. ............    15,328             459,840
Newell Rubbermaid Inc. ..........    25,384             577,486
Tupperware Corp. ................     5,617             114,797
                                                 --------------
                                                      1,152,123
                                                 --------------
INSURANCE BROKERS (0.3%)
Aon Corp. .......................    24,734             847,139
Marsh & McLennan Cos., Inc. .....    26,072           3,050,424
                                                 --------------
                                                      3,897,563
                                                 --------------
INSURANCE--LIFE (0.5%)
Conseco, Inc. ...................    31,441             414,628
Jefferson-Pilot Corp. ...........     9,909             740,698
Lincoln National Corp. ..........    18,332             867,333
MetLife, Inc. ...................    72,500           2,537,500
Torchmark Corp. .................    12,168             467,708
UNUMProvident Corp. .............    23,180             622,962
                                                 --------------
                                                      5,650,829
                                                 --------------
INSURANCE--MULTI-LINE (2.2%)
American International Group,
 Inc. ...........................   220,780          21,760,629
CIGNA Corp. .....................    14,598           1,931,315
Hartford Financial Services
 Group, Inc. (The)...............    21,355           1,508,197
                                                 --------------
                                                     25,200,141
                                                 --------------
INSURANCE--PROPERTY & CASUALTY (0.8%)
Allstate Corp. (The).............    69,705           3,036,524
Chubb Corp. (The)................    16,546           1,431,229
Cincinnati Financial Corp. ......    15,544             614,960
Loews Corp. .....................     9,542             988,193
MGIC Investment Corp. ...........    10,210             688,537


                                     SHARES           VALUE
                                   ----------------------------
INSURANCE--PROPERTY & CASUALTY (CONTINUED)
Progressive Corp. (The)..........     6,910      $      716,049
SAFECO Corp. ....................    12,278             403,639
St. Paul Cos., Inc. (The)........    20,325           1,103,902
                                                 --------------
                                                      8,983,033
                                                 --------------
INVESTMENT BANK/BROKERAGE (1.0%)
Bear Stearns Cos., Inc. (The)....    10,595             537,034
Lehman Brothers Holdings Inc. ...    22,648           1,531,571
Merrill Lynch & Co., Inc. .......    76,800           5,236,800
Schwab (Charles) Corp. (The).....   130,988           3,716,785
                                                 --------------
                                                     11,022,190
                                                 --------------
LEISURE TIME (0.1%)
Brunswick Corp. .................     8,456             138,996
Harley-Davidson, Inc. ...........    28,735           1,142,216
                                                 --------------
                                                      1,281,212
                                                 --------------
MACHINERY--DIVERSIFIED (0.3%)
Briggs & Stratton Corp. .........     2,143              95,096
Caterpillar Inc. ................    32,574           1,541,157
Deere & Co. .....................    22,253           1,019,466
Ingersoll-Rand Co. ..............    15,396             644,707
Thermo Electron Corp. (a)........    17,045             507,089
Timken Co. (The).................     5,928              89,661
                                                 --------------
                                                      3,897,176
                                                 --------------
MANUFACTURING--DIVERSIFIED (1.6%)
Crane Co. .......................     5,822             165,563
Danaher Corp. ...................    13,496             922,789
Dover Corp. .....................    19,473             789,874
Honeywell International Inc. ....    75,986           3,595,088
Illinois Tool Works Inc. ........    28,834           1,717,425
ITT Industries, Inc. ............     8,454             327,592
Johnson Controls, Inc. ..........     8,209             426,868
Millipore Corp. .................     4,337             273,231
Pall Corp. ......................    11,880             253,193
Parker-Hannifin Corp. ...........    10,613             468,299
Sealed Air Corp. (a).............     8,082             246,501
Tyco International Ltd. .........   165,903           9,207,616
                                                 --------------
                                                     18,394,039
                                                 --------------
METALS--MINING (0.1%)
Freeport-McMoRan Copper & Gold
 Inc. Class B (a)................    15,477             132,522
Inco Ltd. (a)....................    17,489             293,116
Phelps Dodge Corp. ..............     7,562             422,054
                                                 --------------
                                                        847,692
                                                 --------------
MISCELLANEOUS (0.8%)
AES Corp. (The) (a)..............    43,605           2,414,627
American Greetings Corp. Class
 A...............................     6,231              58,805
Archer-Daniels-Midland Co. ......    60,977             914,655
Calpine Corp. (a)................    26,300           1,185,144

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES           VALUE
                                   ----------------------------
COMMON STOCKS (CONTINUED)
MISCELLANEOUS (CONTINUED)
Minnesota Mining & Manufacturing
 Co. ............................    37,401      $    4,506,820
TRW, Inc. .......................    11,605             449,694
                                                 --------------
                                                      9,529,745
                                                 --------------
NATURAL GAS DISTRIBUTORS & PIPELINES (1.3%)
Coastal Corp. (The)..............    20,425           1,803,783
Dynegy Inc. .....................    30,700           1,721,119
El Paso Energy Corp. ............    22,310           1,597,954
Enron Corp. .....................    70,477           5,858,401
KeySpan Corp. ...................    12,795             542,188
Kinder Morgan, Inc. .............    10,800             563,625
NICOR Inc. ......................     4,448             192,098
NiSource Inc. ...................    19,470             598,702
ONEOK, Inc. .....................     2,874             138,491
Peoples Energy Corp. ............     3,420             153,045
Sempra Energy....................    19,678             457,513
Williams Cos., Inc. (The)........    41,758           1,667,710
                                                 --------------
                                                     15,294,629
                                                 --------------
OFFICE EQUIPMENT & SUPPLIES
 (0.1%)
Pitney Bowes Inc. ...............    24,456             810,105
Xerox Corp. .....................    64,226             297,045
                                                 --------------
                                                      1,107,150
                                                 --------------
OIL & GAS DRILLING (0.0%) (b)
Rowan Cos., Inc. (a).............     8,122             219,294
                                                 --------------
OIL & GAS--EXPLORATION & PRODUCTION (0.5%)
Anadarko Petroleum Corp. ........    23,552           1,674,076
Apache Corp. ....................    11,655             816,579
Burlington Resources Inc. .......    20,517           1,036,109
Devon Energy Corp. ..............    12,100             737,737
EOG Resources, Inc. .............    11,100             607,031
Unocal Corp. ....................    23,439             906,796
                                                 --------------
                                                      5,778,328
                                                 --------------
OIL & WELL--EQUIPMENT & SERVICES (0.8%)
Baker Hughes Inc. ...............    31,549           1,311,255
Halliburton Co. .................    42,558           1,542,728
McDermott International, Inc. ...     5,754              61,855
Nabors Industries, Inc. (a)......    13,900             822,185
Schlumberger Ltd. ...............    54,320           4,342,205
Transocean Sedco Forex Inc. .....    20,143             926,578
                                                 --------------
                                                      9,006,806
                                                 --------------
OIL--INTEGRATED DOMESTIC (0.6%)
Amerada Hess Corp. ..............     8,571             626,219
Ashland Inc. ....................     6,829             245,093
Conoco Inc. Class B..............    59,489           1,721,463
Kerr-McGee Corp. ................     9,028             604,312
Occidental Petroleum Corp. ......    34,995             848,629
Phillips Petroleum Co. ..........    24,350           1,384,906


                                     SHARES           VALUE
                                   ----------------------------
OIL--INTEGRATED DOMESTIC (CONTINUED)
Sunoco Inc. .....................     8,488      $      285,939
Tosco Corp. .....................    13,879             471,019
USX-Marathon Group...............    29,807             827,144
                                                 --------------
                                                      7,014,724
                                                 --------------
OIL--INTEGRATED INTERNATIONAL
 (4.3%)
Chevron Corp. ...................    60,836           5,136,840
Exxon Mobil Corp. ...............   329,731          28,665,989
Royal Dutch Petroleum Co. ADR
 (d).............................   203,448          12,321,319
Texaco Inc. .....................    52,350           3,252,244
                                                 --------------
                                                     49,376,392
                                                 --------------
PAPER & FOREST PRODUCTS (0.4%)
Boise Cascade Corp. .............     5,376             180,768
Georgia-Pacific Group............    21,444             667,445
International Paper Co. .........    46,175           1,884,517
Louisiana-Pacific Corp. .........    10,031             101,564
Mead Corp. (The).................     9,930             311,554
Potlatch Corp. ..................     2,715              91,122
Westvaco Corp. ..................     9,744             284,403
Weyerhaeuser Co. ................    20,327           1,031,595
Willamette Industries, Inc. .....    10,457             490,825
                                                 --------------
                                                      5,043,793
                                                 --------------
PERSONAL LOANS (0.5%)
Capital One Financial Corp. .....    18,738           1,233,194
Countrywide Credit Industries,
 Inc. ...........................    10,955             550,489
Household International, Inc. ...    44,689           2,457,895
Providian Financial Corp. .......    27,300           1,569,750
                                                 --------------
                                                      5,811,328
                                                 --------------
PHOTOGRAPHY/IMAGING (0.1%)
Eastman Kodak Co. ...............    28,512           1,122,660
                                                 --------------
POLLUTION CONTROL (0.2%)
Allied Waste Industries, Inc.
 (a).............................    18,211             265,198
Waste Management, Inc. ..........    59,201           1,642,828
                                                 --------------
                                                      1,908,026
                                                 --------------
PUBLISHING (0.1%)
Harcourt General Inc. ...........     7,044             402,917
McGraw-Hill Cos., Inc. (The).....    18,573           1,088,842
Meredith Corp. ..................     4,918             158,298
                                                 --------------
                                                      1,650,057
                                                 --------------
PUBLISHING--NEWSPAPER (0.4%)
Dow Jones & Co., Inc. ...........     8,553             484,314
Gannett Co., Inc. ...............    25,155           1,586,337
Knight-Ridder, Inc. .............     7,197             409,329
New York Times Co. (The) Class
 A...............................    15,831             634,230
Tribune Co. .....................    28,664           1,211,054
                                                 --------------
                                                      4,325,264
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund


                                     SHARES           VALUE
                                   ----------------------------
COMMON STOCKS (CONTINUED)
RAILROADS (0.3%)
Burlington Northern Santa Fe
 Corp. ..........................    37,475      $    1,061,011
CSX Corp. .......................    21,039             545,699
Norfolk Southern Corp. ..........    36,880             490,965
Union Pacific Corp. .............    23,660           1,200,745
                                                 --------------
                                                      3,298,420
                                                 --------------
RESTAURANTS (0.5%)
Darden Restaurants, Inc. ........    11,875             271,641
McDonald's Corp. ................   124,410           4,229,940
Starbucks Corp. (a)..............    17,619             779,641
Tricon Global Restaurants, Inc.
 (a).............................    13,977             461,241
Wendy's International, Inc. .....    11,048             290,010
                                                 --------------
                                                      6,032,473
                                                 --------------
RETAIL STORES--APPAREL (0.3%)
Gap, Inc. (The)..................    80,932           2,063,766
Limited, Inc. (The)..............    40,376             688,916
TJX Cos., Inc. (The).............    26,660             739,815
                                                 --------------
                                                      3,492,497
                                                 --------------
RETAIL STORES--DEPARTMENT (0.4%)
Dillard's, Inc. Class A..........     9,050             106,903
Federated Department Stores, Inc.
 (a).............................    19,187             671,545
Kohl's Corp. (a).................    31,502           1,921,622
May Department Stores Co.
 (The)...........................    28,451             931,771
Nordstrom, Inc. .................    12,956             235,637
Penney (J.C.) Co., Inc. .........    25,095             272,908
                                                 --------------
                                                      4,140,386
                                                 --------------
RETAIL STORES--DRUGS (0.4%)
Longs Drug Stores Corp. .........     3,709              89,480
Walgreen Co. ....................    96,277           4,025,582
                                                 --------------
                                                      4,115,062
                                                 --------------
RETAIL STORES--FOOD (0.6%)
Albertson's, Inc. ...............    40,835           1,082,127
Kroger Co. (The) (a).............    78,093           2,113,392
Safeway Inc. (a).................    47,494           2,968,375
Winn-Dixie Stores, Inc. .........    13,938             270,049
                                                 --------------
                                                      6,433,943
                                                 --------------
RETAIL STORES--GENERAL MERCHANDISE (2.3%)
Kmart Corp. (a)..................    46,410             246,553
Sears, Roebuck & Co. ............    31,700           1,101,575
Target Corp. ....................    84,927           2,738,896
Wal-Mart Stores, Inc. ...........   423,785          22,513,578
                                                 --------------
                                                     26,600,602
                                                 --------------
RETAIL STORES--SPECIALTY (1.8%)
AutoZone, Inc. (a)...............    12,185             347,273
Bed Bath & Beyond Inc. (a).......    25,970             581,079


                                     SHARES           VALUE
                                   ----------------------------
RETAIL STORES--SPECIALTY (CONTINUED)
Best Buy Co., Inc. (a)...........    19,787      $      584,953
Circuit City Stores-Circuit City
 Group...........................    19,625             225,688
Consolidated Stores Corp. (a)....    10,678             113,454
Costco Wholesale Corp. (a).......    42,580           1,700,539
CVS Corp. .......................    37,327           2,237,287
Dollar General Corp. ............    31,781             599,866
Home Depot, Inc. (The)...........   219,750          10,039,828
Lowe's Cos., Inc. ...............    36,876           1,640,982
Office Depot, Inc. (a)...........    30,516             217,426
RadioShack Corp. ................    17,856             764,460
Staples Inc. (a).................    43,321             511,729
Tiffany & Co. ...................    14,078             445,217
Toys "R" Us, Inc. (a)............    19,522             325,773
                                                 --------------
                                                     20,335,554
                                                 --------------
SHOES (0.1%)
NIKE, Inc. Class B...............    25,722           1,435,609
Reebok International Ltd. (a)....     5,416             148,074
                                                 --------------
                                                      1,583,683
                                                 --------------
SPECIALIZED SERVICES (0.5%)
Block (H&R), Inc. ...............     8,703             360,087
Cendant Corp. (a)................    69,107             665,155
Convergys Corp. (a)..............    14,765             669,039
Ecolab Inc. .....................    12,526             540,967
IMS Health Inc. .................    27,865             752,355
Interpublic Group of Cos., Inc.
 (The)...........................    28,810           1,226,226
National Service Industries,
 Inc. ...........................     3,951             101,491
Omnicom Group Inc. ..............    16,964           1,405,891
Robert Half International Inc.
 (a).............................    16,900             447,850
                                                 --------------
                                                      6,169,061
                                                 --------------
SPECIALTY PRINTING (0.0%) (b)
Deluxe Corp. ....................     6,922             174,919
Donnelley (R.R.) & Sons Co. .....    11,756             317,412
                                                 --------------
                                                        492,331
                                                 --------------
STEEL (0.1%)
Allegheny Technologies Inc. .....     7,961             126,381
Nucor Corp. .....................     7,343             291,425
USX-U.S. Steel Group.............     8,489             152,802
Worthington Industries, Inc. ....     8,270              66,677
                                                 --------------
                                                        637,285
                                                 --------------
TELECOMMUNICATIONS--LONG DISTANCE (1.5%)
AT&T Corp. ......................   356,395           6,170,088
Global Crossing Ltd. (a).........    84,082           1,203,424
Nextel Communications, Inc. Class
 A (a)...........................    72,192           1,786,752
Sprint Corp. (FON Group).........    83,689           1,699,933
Sprint Corp. (PCS Group) (a).....    88,452           1,807,738
WorldCom, Inc. (a)...............   272,556           3,815,784
                                                 --------------
                                                     16,483,719
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES           VALUE
                                   ----------------------------
COMMON STOCKS (CONTINUED)
TELEPHONE (3.9%)
ALLTEL Corp. ....................    29,689      $    1,853,707
BellSouth Corp. .................   177,141           7,251,710
CenturyTel, Inc. ................    13,385             478,514
Qwest Communications
 International Inc. (a)..........   157,605           6,461,805
SBC Communications Inc. .........   321,098          15,332,429
Verizon Communications Inc. .....   256,008          12,832,401
                                                 --------------
                                                     44,210,566
                                                 --------------
TEXTILES--APPAREL MANUFACTURERS (0.1%)
Liz Claiborne, Inc. .............     5,203             216,575
V.F. Corp. ......................    11,100             402,264
                                                 --------------
                                                        618,839
                                                 --------------
TOBACCO (0.9%)
Philip Morris Cos. Inc. .........   210,884           9,278,896
UST Inc. ........................    15,672             439,795
                                                 --------------
                                                      9,718,691
                                                 --------------
TOYS (0.1%)
Hasbro, Inc. ....................    16,397             174,218
Mattel, Inc. ....................    40,510             584,964
                                                 --------------
                                                        759,182
                                                 --------------
TRANSPORTATION--MISCELLANEOUS (0.1%)
FedEx Corp. (a)..................    27,176           1,085,953
Ryder System, Inc. ..............     5,773              95,976
                                                 --------------
                                                      1,181,929
                                                 --------------
Total Common Stocks
 (Cost $865,199,771).............                 1,114,363,795(e)
                                                 --------------

                                 PRINCIPAL
                                  AMOUNT
                                -----------
SHORT-TERM INVESTMENTS (1.7%)

COMMERCIAL PAPER (0.8%)
Cleco Utility Group, Inc.
 7.30%, due 1/16/01 (c).......  $   500,000             498,478
Riverside Funding Inc.
 7.35%, due 1/5/01 (c)........    8,228,000           8,221,274
                                                 --------------
Total Commercial Paper
 (Cost $8,719,752)............                        8,719,752
                                                 --------------
                                   PRINCIPAL
                                    AMOUNT           VALUE
                                -------------------------------
U.S. GOVERNMENT (0.9%)
United States Treasury Bills
 5.43%, due 4/12/01-4/19/01
 (c)..........................  $10,900,000      $   10,734,719
                                                 --------------
Total U.S. Government
 (Cost $10,734,719)...........                       10,734,719
                                                 --------------
Total Short-Term Investments
 (Cost $19,454,471)...........                       19,454,471
                                                 --------------
Total Investments
 (Cost $884,654,242) (f)......         99.7%      1,133,818,266(g)
Cash and Other Assets,
 Less Liabilities.............          0.3           2,809,266
                                       ----         -----------
Net Assets....................        100.0%     $1,136,627,532
                                       ====         ===========

                             CONTRACTS   UNREALIZED
                              LONG   DEPRECIATION(h)
                           ---------------------------

FUTURES CONTRACTS (-0.0%) (b)

Standard & Poor's 500 Index
 March 2001...................           57           $(306,599)
 Mini March 2001..............            3              (2,696)
                                                        -------
Total Futures Contracts
 (Settlement Value
 $19,224,000) (e).............                        $(309,295)
                                                        =======

-------
 (a) Non-income producing security.
 (b) Less than one tenth of a percent.
 (c) Segregated as collateral for futures contracts.
 (d) ADR--American Depository Receipt.
 (e) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 99.7% of net assets.
 (f) The cost for federal income tax purposes is $885,339,338.
 (g) At December 31, 2000 net unrealized appreciation was $248,478,928, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $342,915,037 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $94,436,109.
 (h) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 2000.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2000

ASSETS:
Investment in securities, at value (identified cost
  $884,654,242).............................................       $1,133,818,266
Cash........................................................               51,246
Receivables:
  Fund shares sold..........................................            4,756,749
  Dividends and interest....................................              950,024
                                                                   --------------
        Total assets........................................        1,139,576,285
                                                                   --------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................            1,459,420
  MainStay Management.......................................              495,375
  Variation margin on futures contracts.....................              263,850
  Transfer agent............................................              244,021
  NYLIFE Distributors.......................................              241,724
  Custodian.................................................               73,911
  Trustees..................................................                9,558
Accrued expenses............................................              160,894
                                                                   --------------
        Total liabilities...................................            2,948,753
                                                                   --------------
Net assets..................................................       $1,136,627,532
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01
  per share) unlimited number of shares authorized..........       $      265,806
Additional paid-in capital..................................          868,514,344
Accumulated undistributed net investment income.............              244,234
Accumulated undistributed net realized gain on
  investments...............................................           18,748,419
Net unrealized appreciation on investments and futures
  transactions..............................................          248,854,729
                                                                   --------------
Net assets applicable to outstanding shares.................       $1,136,627,532
                                                                   ==============
Shares of beneficial interest outstanding...................           26,580,625
                                                                   ==============
Net asset value per share outstanding.......................       $        42.76
Maximum sales charge (3.00% of offering price)..............                 1.32
                                                                   --------------
Maximum offering price per share outstanding................       $        44.08
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  13,968,697
  Interest..................................................        576,642
                                                              -------------
    Total income............................................     14,545,339
                                                              -------------
Expenses:
  Management................................................      6,152,401
  Distribution..............................................      3,076,200
  Transfer agent............................................      1,422,154
  Shareholder communication.................................        208,371
  Recordkeeping.............................................        149,714
  Custodian.................................................        122,017
  Professional..............................................        100,435
  Registration..............................................         40,283
  Trustees..................................................         33,979
  Miscellaneous.............................................         85,372
                                                              -------------
    Total expenses..........................................     11,390,926
                                                              -------------
Net investment income.......................................      3,154,413
                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions.....................................     58,270,727
  Futures transactions......................................     (2,938,491)
                                                              -------------
Net realized gain on investments............................     55,332,236
                                                              -------------
Net change in unrealized appreciation on investments:
  Security transactions.....................................   (181,206,141)
  Futures transactions......................................       (373,080)
                                                              -------------
Net unrealized loss on investments..........................   (181,579,221)
                                                              -------------
Net realized and unrealized loss on investments.............   (126,246,985)
                                                              -------------
Net decrease in net assets resulting from operations........  $(123,092,572)
                                                              =============

-------
(a) Dividends recorded net of foreign withholding taxes of $64,998.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Year ended       Year ended
                                                               December 31,     December 31,
                                                                   2000             1999
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $    3,154,413   $    5,292,924
  Net realized gain on investments..........................      55,332,236       21,903,883
  Net change in unrealized appreciation on investments and
    futures transactions....................................    (181,579,221)     168,170,091
                                                              --------------   --------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    (123,092,572)     195,366,898
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income................................      (3,044,747)      (5,158,287)
  From net realized gain on investments.....................     (38,279,137)     (26,146,715)
                                                              --------------   --------------
    Total dividends and distributions to shareholders.......     (41,323,884)     (31,305,002)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares..........................     307,578,444      739,024,365
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............      40,231,817       31,295,583
                                                              --------------   --------------
                                                                 347,810,261      770,319,948
  Cost of shares redeemed...................................    (300,784,410)    (477,483,720)
                                                              --------------   --------------
    Increase in net assets derived from capital share
     transactions...........................................      47,025,851      292,836,228
                                                              --------------   --------------
    Net increase (decrease) in net assets...................    (117,390,605)     456,898,124
NET ASSETS:
Beginning of year...........................................   1,254,018,137      797,120,013
                                                              --------------   --------------
End of year.................................................  $1,136,627,532   $1,254,018,137
                                                              ==============   ==============
Accumulated undistributed net investment income at end of
  year......................................................  $      244,234   $      134,637
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                         Year ended December 31,
                                                        ---------------------------------------------------------
                                                           2000          1999        1998       1997       1996
                                                        ----------    ----------   --------   --------   --------
Net asset value at beginning of year..................  $    47.36    $    39.47   $  30.91   $  23.37   $  19.15
                                                        ----------    ----------   --------   --------   --------
Net investment income.................................        0.12          0.20       0.21       0.30       0.30
Net realized and unrealized gain (loss) on
  investments.........................................      (4.72)          7.69       8.35       7.24       3.92
                                                        ----------    ----------   --------   --------   --------
Total from investment operations......................      (4.60)          7.89       8.56       7.54       4.22
                                                        ----------    ----------   --------   --------   --------
Less dividends and distributions:
From net investment income............................      (0.12)         (0.20)     (0.21)     (0.30)     (0.54)
From net realized gain on investments.................      (1.44)         (0.99)     (0.43)     (0.41)     (0.82)
                                                        ----------    ----------   --------   --------   --------
Total dividends and distributions.....................      (1.56)         (1.19)     (0.64)     (0.71)     (1.36)
                                                        ----------    ----------   --------   --------   --------
Reverse share split...................................        1.56          1.19       0.64       0.71       1.36
                                                        ----------    ----------   --------   --------   --------
Net asset value at end of year........................  $    42.76    $    47.36   $  39.47   $  30.91   $  23.37
                                                        ==========    ==========   ========   ========   ========
Total investment return (a)...........................       (9.71%)       19.99%     27.69%     32.26%     22.04%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.............................        0.26%         0.50%      0.68%      1.25%       1.8%
    Net expenses......................................        0.92%         0.94%      0.96%      0.80%       0.8%
    Expenses (before reimbursement)...................        0.92%         0.94%      0.99%      0.99%       1.0%
Portfolio turnover rate...............................           9%            3%         4%         3%         3%
Net assets at end of year (in 000's)..................  $1,136,628    $1,254,018   $797,120   $435,689   $225,750

-------

(a) Total return is calculated exclusive of sales charge and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Index Fund (the "Fund").

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is determined by taking the assets attributable to the shares, subtracting the liabilities attributable to the shares, and dividing the result by the outstanding shares.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's manager, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the

Notes to Financial Statements

Fund's manager believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. This "book/tax" difference is either considered temporary or permanent in nature. To the extent this difference is permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. A permanent book-tax difference of $69 is a decrease to undistributed net investment income. In addition, an increase of $69 has been made to accumulated net realized gain on investments. This book-tax differences is due to a recharacterization of distributions.

MainStay Equity Index Fund

The Fund went ex-dividend on December 19, 2000, and also underwent a reverse share split on that day. The reverse share split rate was 0.9631 per share outstanding calculated on fund shares outstanding immediately after reinvestment of dividends.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life, served as the Fund's manager pursuant to a management agreement and provided offices and conducted clerical, recordkeeping and bookkeeping services, and kept most of the financial and accounting records required for the Fund. The Manager had delegated its portfolio management responsibilities to Monitor Capital Advisors LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor was responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the Fund's average daily net assets. For the year ended December 31, 2000, the Manager earned $6,152,401.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and Monitor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.10% of the Fund's average daily net assets.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate of MainStay Management LLC and under the common control of New York Life, was substituted in place of MainStay Management LLC as the Fund's investment adviser. Under the Substitution Agreement among MainStay Management LLC, NYLIM and the Fund, NYLIM has assumed all of the interests, rights and responsibilities of MainStay Management LLC under the Management and Sub-Advisory Agreements to which it is a party. The terms and conditions of these agreements, including management fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Fund and the investment process used by NYLIM is identical to that which was used by MainStay Management LLC. Also effective January 2, 2001, Monitor Capital Advisors LLC merged with NYLIM, with a termination of the Sub-Advisory Agreement between MainStay Management LLC and Monitor Capital Advisors LLC.

DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the Fund's average daily net assets, which is an expense of the Fund for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGE. The Fund was advised that the amount of sales charge retained by the Distributor was $206,146 for the year ended December 31, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2000 amounted to $1,422,154.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $15,156 for the year ended December 31, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $149,714 for the year ended December 31, 2000.

MainStay Equity Index Fund

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2000, purchases and sales of securities, other than short-term securities, were $111,208 and $113,675, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2000.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                           YEAR ENDED              YEAR ENDED
                                                        DECEMBER 31, 2000       DECEMBER 31, 1999
                                                        -----------------       -----------------
Shares sold...........................................        6,677                   17,456
Shares issued in reinvestment of dividends and
  distributions.......................................          989                      695
                                                             ------                  -------
                                                              7,666                   18,151
Shares redeemed.......................................       (6,548)                 (11,173)
Reduction of shares due to reverse share split........       (1,016)                    (695)
                                                             ------                  -------
Net increase..........................................          102                    6,283
                                                             ======                  =======

NOTE 7--GUARANTEE:

NYLIFE LLC ("NYLIFE"), a wholly owned subsidiary of New York Life, will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, on the day exactly 10 years from the date of purchase (the "Guarantee Date"), the net asset value of a unit, equal to the net asset value of a Fund share when purchased plus the value of all dividends and distributions paid during that 10-year period (including cumulative reinvested dividends and distributions attributable to such share) ("Guarantee Share"), is less than the public offering price initially paid for the share including any sales charge paid ("Guaranteed Amount"), NYLIFE will pay for disbursement to shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. There is no charge to the Fund or its shareholders for the Guarantee.

Report of Independent Accountants

To the Board of Trustees of the MainStay Funds and Shareholders of The MainStay Equity Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Equity Index Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Contact your investment professional for a free prospectus containing more information, including advisory fees, risks, other expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

* As of December 31, 2000.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSEI11-02/01

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Equity Index Fund

    ANNUAL REPORT
    DECEMBER 31, 2000

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Government Fund
                                                              versus Lehman Brothers Government Bond Index
                                                              and Inflation--Class A, Class B, and Class C
                                                              Shares                                           3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year Performance                         5
                                                              Returns and Lipper Rankings                      8
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               27
                                                              The MainStay(R) Funds                           28

President's Letter

The year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations of technology stocks had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Throughout 2000, the strength of the U.S. dollar versus other currencies made international investing challenging for U.S. investors. A fourth-quarter rally in the euro could signal a turnaround, but only time will tell.

Despite this volatility, MainStay(R) shareholders enjoyed the confidence of knowing that throughout the year, their Funds were consistently managed with well-defined investment disciplines. Seeking to avoid any hint of style drift, each of our portfolio managers rigorously adhered to an investment process that doesn't change, even when the markets shift. MainStay shareholders knew they could depend on our unwavering commitment to integrity and service--in our Fund management, accounting, reporting, and shareholder communications.

This annual report details the events that affected your MainStay investment during the 12 months ended December 31, 2000. The portfolio manager commentary gives you an inside look at the market forces and management decisions that affected your Fund's strategic direction and investment results. If you have questions, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2001

$10,000 Invested in MainStay
Government Fund versus Lehman Brothers
Government Bond Index and Inflation

CLASS A SHARES Total Returns: 1 Year 7.15%, 5 Years 4.65%, 10 Years 5.87%

[LINE GRAPH]

                                                   MAINSTAY GOVERNMENT           LEHMAN BROTHERS
                                                          FUND               GOVERNMENT BOND INDEX*            INFLATION+
                                                   -------------------       ----------------------            ----------
12/90                                                      9550                       10000                       10000
12/91                                                     10830                       11532                       10298
12/92                                                     11243                       12366                       10603
12/93                                                     11904                       13684                       10843
12/94                                                     11565                       13221                       11177
12/95                                                     13459                       15646                       11467
12/96                                                     13724                       16080                       11847
12/97                                                     14977                       17622                       12048
12/98                                                     16222                       19357                       12242
12/99                                                     15766                       18926                       12570
12/00                                                     17689                       21432                       12995

CLASS B AND CLASS C SHARES

Class B Total Returns: 1 Year 6.49%, 5 Years 4.56%, 10 Years 5.93% Class C Total Returns: 1 Year 10.49%, 5 Years 4.90%, 10 Years 5.93%

[LINE GRAPH]

                                                   MAINSTAY GOVERNMENT           LEHMAN BROTHERS
                                                          FUND               GOVERNMENT BOND INDEX*            INFLATION+
                                                   -------------------       ----------------------            ----------
12/90                                                     10000                       10000                       10000
12/91                                                     11340                       11532                       10298
12/92                                                     11773                       12366                       10603
12/93                                                     12465                       13684                       10843
12/94                                                     12110                       13221                       11177
12/95                                                     14011                       15646                       11467
12/96                                                     14186                       16080                       11847
12/97                                                     15397                       17622                       12048
12/98                                                     16555                       19357                       12242
12/99                                                     15959                       18926                       12570
12/00                                                     17794                       21432                       12995

-------
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Lehman Brothers Government Bond Index includes issues of the U.S. government and its agencies, as well as fixed-rate debt issues that are rated investment grade by Moody's, Standard & Poor's, or Fitch, in that order, with at least one year to maturity. The Index is unmanaged and total returns reflect the reinvestment of all income and capital gains. You cannot invest directly in an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis
In 2000, the government bond market was influenced by a number of fundamental and technical factors. The U.S. economy entered the year on a very strong note, causing the Federal Reserve to raise the targeted federal funds rate in February, March, and May--for a total of 100 basis points. By the middle of the third quarter, however, it became apparent that the U.S. economy was decelerating rapidly and the Fed started to take a more accommodative approach. The meltdown among technology stocks had a positive impact on the government bond sector, as it reminded investors of the diversification benefits of owning government-guaranteed paper.

From a technical perspective, the government's decision to repurchase over $200 billion of long-term Treasury debt in 2000 had a positive impact on the Treasury market. Since the buyback program is expected to continue, the positive effects may also be sustained for the foreseeable future.

During the year, questions arose about government support for bonds issued by Fannie Mae and Freddie Mac. When these agencies volunteered to make their disclosure more transparent, however, the market responded favorably, and their bonds performed well in the fourth quarter of 2000.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, MainStay Government Fund returned 12.20% for Class A shares and 11.49% for Class B and Class C shares, excluding all sales charges. Class A shares outperformed and Class B and C shares underperformed the 11.77% return of the average Lipper(1) general U.S. government fund over the same period. All share classes underperformed the 13.24% return of the Lehman Brothers Government Bond Index(2) for the year 2000.

In early spring 2000, we shortened the duration of the Fund's portfolio, anticipating a Treasury sell-off in reaction to the Federal Reserve's monetary tightening. With inflationary expectations rising due to the tight labor market and the novelty of the Treasury buyback program waning, our expectations were rewarded as Treasuries sold off. Following the Fed's last rate hike in May, we positioned the Fund with a neutral duration, believing that the Federal Reserve would take a wait-and-see attitude. During the summer, we returned the Fund's focus to the Treasury buyback program and bought long zero-coupon Treasury bonds and callable Treasury bonds. The callable Treasuries had a positive impact on Fund performance, while the zero-coupon bonds underperformed bonds that paid interest in cash.

Believing that the Federal Reserve's rate hikes through May were likely to slow economic growth, we elected to increase the Fund's duration and position the


-------

(1) See footnote and table on page 8 for more information about Lipper Inc.
(2) See footnote on page 3 for more information about the Lehman Brothers Government Bond Index.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

[BAR GRAPH]

12/91                                                                            13.4
-----                                                                            ----
12/92                                                                             3.81
12/93                                                                             5.88
12/94                                                                            -2.85
12/95                                                                            16.38
12/96                                                                             1.97
12/97                                                                             9.12
12/98                                                                             8.32
12/99                                                                            -2.81
12/00                                                                            12.20

CLASS B AND CLASS C SHARES

[BAR GRAPH]

12/91                                                                            13.4
-----                                                                            ----
12/92                                                                             3.81
12/93                                                                             5.88
12/94                                                                            -2.85
12/95                                                                            15.69
12/96                                                                             1.25
12/97                                                                             8.54
12/98                                                                             7.52
12/99                                                                            -3.60
12/00                                                                            11.49

portfolio for a steeper yield curve in which short-term rates would move lower than long-term rates. Both moves had a positive impact on the Fund's performance.

For most of the year, we positioned the Fund with a defensive posture vis-a-vis federal agency debt. Housing-related government sponsored enterprises (GSEs) Fannie Mae and Freddie Mac had increased issuance hoping to fill the void created by a shrinking supply of Treasury securities. The market had difficulty absorbing this new supply and the yield spread between GSE debt and comparable U.S. government bonds widened. Around the same period, Congress began to question the wisdom of allowing GSEs a quasi-government status, which had a negative impact on the market for agency securities. As the political waters calmed in September, we gradually moved back into this sector, and the Fund benefited as agency paper posted strong returns in the fourth quarter.

The risk of the U.S. altering its support for GSEs spilled over into the mortgage market and adversely affected mortgage-backed bonds issued by Fannie Mae and Freddie Mac. For most of the year, the Fund was overweighted in Ginnie Mae securities, which outperformed for much of the year, largely because the bonds carry an explicit U.S. government guarantee. When the risks associated with conventional mortgages abated in the fourth quarter of 2000, however, mortgage-backed bonds from Fannie Mae and Freddie Mac were viewed as offering better value.

LOOKING FORWARD

In 2001, the financial markets are likely to face a number of important questions. Will the U.S. economic slowdown lead to a recession? Will tax-cut fervor spread from the oval office to the capitol building? Will wage pressures and energy prices trigger higher inflation? How the market reacts to these questions may present a number of opportunities, which the Fund will seek to exploit. We believe that equity market volatility, continued budget surpluses, and an accommodative Federal Reserve will help support the bond markets for the first half of 2001. Performance in the second half is likely to depend on how quickly the economy slows and how investors, Congress, and the economy respond to tax-cut proposals.

Whatever the markets or the economy may bring, the Fund will continue to seek a high level of current income, consistent with safety of principal.

Gary Goodenough
Joseph Portera
Portfolio Managers
MacKay Shields LLC

Investments in the Fund are not guaranteed, even though some of the Fund's investments are guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

   NONTAXABLE DISTRIBUTION

   As far as possible, the MainStay Government Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During 2000, it was hoped that rising interest rates would allow the Fund to earn sufficient net income to cover its regular dividend payments. Unfortunately, however, for the year ended December 31, 2000, dividends paid by the MainStay Government Fund exceeded net income earned. As a result, a portion of the dividends paid in 2000 have been reclassified as a return of capital as shown in the table below. The return of capital to shareholders had no material impact on the Fund's performance or net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected.

                              RETURN OF CAPITAL AS PERCENT OF
     SHARE CLASS               TOTAL DIVIDENDS PAID IN 2000
    --------------            -------------------------------
    Class A shares                         1.08%
    Class B shares                         1.08%
    Class C shares                         1.08%

   Whenever a Fund returns capital to you, the cost basis of your Fund holdings is reduced by the amount of the nontaxable distribution. Accurate cost-basis accounting is important in determining any capital gains or losses when shares are eventually sold. You should consult with your tax advisor for additional information on determining the cost basis of your mutual fund shares. This material is provided for informational purposes only. Shareholders should refer to their 2000 Form 1099-DIV for the total amount of their distributions that are taxable and nontaxable.

Returns and Lipper Rankings as of 12/31/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                               SINCE INCEPTION
                 1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/00
Class A          12.20%    5.62%     6.36%          6.70%
Class B          11.49%    4.90%     5.93%          6.41%
Class C          11.49%    4.90%     5.93%          6.41%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                               SINCE INCEPTION
                 1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/00
Class A           7.15%    4.65%     5.87%          6.37%
Class B           6.49%    4.56%     5.93%          6.41%
Class C          10.49%    4.90%     5.93%          6.41%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/00

                                                       SINCE INCEPTION
                   1 YEAR      5 YEARS     10 YEARS    THROUGH 12/31/00
Class A          37 out of    49 out of       n/a           56 out of
                 181 funds    128 funds                    112 funds
Class B          84 out of    90 out of    44 out of        24 out of
                 181 funds    128 funds    47 funds         30 funds
Class C          84 out of       n/a          n/a          125 out of
                 181 funds                                 166 funds
Average Lipper
general U.S.
government fund    11.77%       5.40%        6.99%         7.10%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
12/31/00

             NAV 12/31/00   INCOME    CAPITAL GAINS
    Class A     $8.19       $0.4729      $0.0000
    Class B     $8.18       $0.4119      $0.0000
    Class C     $8.18       $0.4119      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/00. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/00.

    The preceding pages have not been audited.

MainStay Government Fund

                                 PRINCIPAL
                                   AMOUNT             VALUE
---------------------------------------------------------------
LONG-TERM INVESTMENTS (97.2%)+
ASSET-BACKED SECURITIES (3.1%)

AIRPLANE LEASES (0.4%)
AerCo Ltd.
 Series 2A Class A3
 7.17%, due 7/15/25 (c)(e)....  $  1,900,000      $   1,900,380
                                                  -------------

AUTO LEASES (1.9%)
AmSouth Auto Trust
 Series 2000-1 Class A3
 6.67%, due 7/15/04...........     4,340,000          4,390,561
Premier Auto Trust
 Series 1999-1 Class A3
 5.69%, due 11/8/02...........     4,433,913          4,423,139
                                                  -------------
                                                      8,813,700
                                                  -------------
EQUIPMENT LOANS (0.1%)
Newcourt Equipment Trust
 Securities
 Series 1998-1 Class A3
 5.24%, due 12/20/02 (c)......       754,552            751,180
                                                  -------------
HOME EQUITY LOANS (0.5%)
Southern Pacific Secured
 Assets Corp.
 Series 1997-1 Class A1
 6.8175%, due 4/25/27 (c).....     2,132,901          2,125,009
                                                  -------------

STUDENT LOANS (0.2%)
Nellie Mae, Inc.
 Series 1996-1 Class A1
 6.88%, due 12/15/04 (c)......       867,274            867,101
                                                  -------------
Total Asset-Backed Securities
 (Cost $14,429,557)...........                       14,457,370
                                                  -------------
MORTGAGE-BACKED SECURITIES (1.0%)

COMMERCIAL MORTGAGE LOANS (COLLATERIZED
 MORTGAGE OBLIGATIONS) (1.0%)
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1998-C2 Class A2
 6.42%, due 5/15/35...........     4,475,000          4,472,270
                                                  -------------
Total Mortgage-Backed
 Securities (Cost
 $4,310,318)..................                        4,472,270
                                                  -------------

---------
+ Percentages indicated are based on Fund net assets.

                                 PRINCIPAL
                                   AMOUNT             VALUE
---------------------------------------------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (93.1%)

FEDERAL HOME LOAN MORTGAGE (9.7%)
 6.625%, due 8/15/02..........  $ 11,595,000      $  11,761,504
 7.00%, due 3/15/10...........    31,265,000         33,419,158
                                                  -------------
                                                     45,180,662
                                                  -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (15.6%)
 5.125%, due 2/13/04..........    23,380,000         23,022,754
 5.75%, due 2/15/08...........    16,590,000         16,415,639
 7.125%, due
 2/15/05-6/15/10..............    31,650,000         33,482,169
                                                  -------------
                                                     72,920,562
                                                  -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (15.5%)
 6.50%, due 11/1/15 (b).......    27,736,679         27,728,081
 6.50%, due 1/24/16 TBA (a)...    16,120,000         16,110,006
 7.00%, due 12/1/29-4/1/30
 (b)..........................    28,568,430         28,604,140
                                                  -------------
                                                     72,442,227
                                                  -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (16.6%)
 6.50%, due 8/15/28-5/15/29...    49,072,515         48,511,590
 6.50%, due 1/23/31 TBA (a)...    11,855,000         11,717,956
 7.50%, due 12/15/28 (d)......    17,221,625         17,520,248
                                                  -------------
                                                     77,749,794
                                                  -------------
UNITED STATES TREASURY BONDS (27.7%)
 6.25%, due 8/15/23-5/15/30
 (d)..........................    26,355,000         29,079,437
 8.75%, due 8/15/20 (d).......    27,070,000         37,179,021
 11.25%, due 2/15/15 (d)......    26,590,000         41,552,991
 11.625%, due 11/15/02 (d)....    11,715,000         13,016,419
 12.00%, due 8/15/13..........     6,025,000          8,512,180
                                                  -------------
                                                    129,340,048
                                                  -------------
UNITED STATES TREASURY NOTES (8.0%)
 5.25%, due 8/15/03...........     7,494,000          7,517,381
 5.75%, due 8/15/10 (d).......    20,850,000         21,850,174
 5.875%, due 11/15/05.........     4,235,000          4,380,557
 6.50%, due 2/15/10...........     3,345,000          3,659,631
                                                  -------------
                                                     37,407,743
                                                  -------------
Total U.S. Government &
 Federal Agencies
 (Cost $418,145,291)..........                      435,041,036
                                                  -------------
Total Long-Term Investments
 (Cost $436,885,166)..........                      453,970,676
                                                  -------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2000


                                 PRINCIPAL
                                   AMOUNT             VALUE
---------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.3%)

COMMERCIAL PAPER (2.0%)
American Express Credit Corp.
 6.48%, due 1/2/01............  $  9,320,000      $   9,318,321
                                                  -------------
Total Commercial Paper
 (Cost $9,318,321)............                        9,318,321
                                                  -------------
                                   SHARES
---------------------------------------------------------------
INVESTMENT COMPANY (2.3%)
Merrill Lynch Premier
 Institutional Fund...........    10,953,816         10,953,816
                                                  -------------
Total Investment Company
 (Cost $10,953,816)...........                       10,953,816
                                                  -------------
Total Short-Term Investments
 (Cost $20,272,137)...........                       20,272,137
                                                  -------------
Total Investments
 (Cost $457,157,303)(f).......         101.5%       474,242,813(g)
Liabilities in Excess of Cash
 and Other Assets.............          (1.5)        (7,136,347)
                                        ----         ----------
Net Assets....................         100.0%     $ 467,106,466
                                        ====         ==========

-------
 (a) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity will be determined upon settlement.
 (b) Segregated or partially segregated as collateral for TBA.
 (c) Floating rate. Rate shown is the rate in effect at December 31, 2000.
 (d) Represents securities out on loan or a portion of which is out on loan. (See Note 2)
 (e) May be sold to institutional investors only.
 (f) The cost for federal income tax purposes is $457,259,417.
 (g) At December 31, 2000 net unrealized appreciation was $16,983,396, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $17,127,835 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $144,439.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2000

ASSETS:
Investment in securities, at value (identified cost
  $457,157,303).............................................       $ 474,242,813
Collateral held for securities loaned, at value (Note 2)....         153,293,332
Cash........................................................               1,367
Receivables:
  Investment securities sold................................          14,555,715
  Interest..................................................           6,797,996
  Fund shares sold..........................................           6,059,677
                                                                   -------------
        Total assets........................................         654,950,900
                                                                   -------------
LIABILITIES:
Securities lending collateral (Note 2)......................         153,293,332
Payables:
  Investment securities purchased...........................          31,863,905
  Fund shares redeemed......................................           1,828,797
  NYLIFE Distributors.......................................             354,853
  MainStay Management.......................................             239,850
  Transfer agent............................................             173,771
  Custodian.................................................               4,139
  Trustees..................................................               3,677
Accrued expenses............................................              82,110
                                                                   -------------
        Total liabilities...................................         187,844,434
                                                                   -------------
Net assets..................................................       $ 467,106,466
                                                                   =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      71,628
  Class B...................................................             493,169
  Class C...................................................               6,185
Additional paid-in capital..................................         592,983,240
Accumulated net realized loss on investments................        (143,533,266)
Net unrealized appreciation on investments..................          17,085,510
                                                                   -------------
Net assets..................................................       $ 467,106,466
                                                                   =============
CLASS A
Net assets applicable to outstanding shares.................       $  58,673,960
                                                                   =============
Shares of beneficial interest outstanding...................           7,162,749
                                                                   =============
Net asset value per share outstanding.......................       $        8.19
Maximum sales charge (4.50% of offering price)..............                0.39
                                                                   -------------
Maximum offering price per share outstanding................       $        8.58
                                                                   =============
CLASS B
Net assets applicable to outstanding shares.................       $ 403,373,767
                                                                   =============
Shares of beneficial interest outstanding...................          49,316,929
                                                                   =============
Net asset value and offering price per share outstanding....       $        8.18
                                                                   =============
CLASS C
Net assets applicable to outstanding shares.................       $   5,058,739
                                                                   =============
Shares of beneficial interest outstanding...................             618,535
                                                                   =============
Net asset value and offering price per share outstanding....       $        8.18
                                                                   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Interest..................................................  $31,926,595
                                                              -----------
Expenses:
  Distribution--Class B.....................................    3,129,664
  Distribution--Class C.....................................        7,187
  Management................................................    2,721,466
  Transfer agent............................................    1,079,106
  Service--Class A..........................................       88,522
  Service--Class B..........................................    1,042,974
  Service--Class C..........................................        2,448
  Shareholder communication.................................       96,395
  Recordkeeping.............................................       72,032
  Professional..............................................       60,981
  Registration..............................................       37,234
  Trustees..................................................       11,910
  Custodian.................................................        6,007
  Miscellaneous.............................................       21,009
                                                              -----------
    Total expenses..........................................    8,376,935
                                                              -----------
Net investment income.......................................   23,549,660
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................   (6,584,353)
Net change in unrealized depreciation on investments........   31,771,480
                                                              -----------
Net realized and unrealized gain on investments.............   25,187,127
                                                              -----------
Net increase in net assets resulting from operations........  $48,736,787
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended      Year ended
                                                              December 31,    December 31,
                                                                  2000            1999
                                                              -------------   -------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 23,549,660    $  25,461,280
  Net realized loss on investments..........................    (6,584,353)     (29,290,292)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    31,771,480      (16,969,853)
                                                              -------------   -------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    48,736,787      (20,798,865)
                                                              -------------   -------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................    (2,137,813)      (1,500,555)
    Class B.................................................   (21,371,126)     (24,305,589)
    Class C.................................................       (59,353)         (14,601)
  Return of capital:
    Class A.................................................       (22,657)        (200,587)
    Class B.................................................      (226,522)      (3,249,055)
    Class C.................................................          (625)          (1,952)
                                                              -------------   -------------
      Total dividends and distributions to shareholders.....   (23,818,096)     (29,272,339)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    90,226,767       44,753,027
    Class B.................................................    45,443,891       68,966,524
    Class C.................................................     4,592,034          672,418
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................     1,940,671        1,429,048
    Class B.................................................    16,937,221       21,630,528
    Class C.................................................        49,174           10,429
                                                              -------------   -------------
                                                               159,189,758      137,461,974
Cost of shares redeemed:
    Class A.................................................   (69,947,530)     (31,746,715)
    Class B.................................................  (164,977,885)    (150,154,715)
    Class C.................................................      (219,616)        (222,503)
                                                              -------------   -------------
      Decrease in net assets derived from capital share
       transactions.........................................   (75,955,273)     (44,661,959)
                                                              -------------   -------------
      Net decrease in net assets............................   (51,036,582)     (94,733,163)
NET ASSETS:
Beginning of year...........................................   518,143,048      612,876,211
                                                              -------------   -------------
End of year.................................................  $467,106,466    $ 518,143,048
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                      Class A
                                                                ----------------------------------------------------
                                                                              Year ended December 31,
                                                                ----------------------------------------------------
                                                                  2000       1999       1998       1997       1996
                                                                --------   --------   --------   --------   --------
Net asset value at beginning of period....................      $   7.75   $   8.46   $   8.27   $   8.06   $   8.41
                                                                --------   --------   --------   --------   --------
Net investment income.....................................          0.46(a)     0.42      0.43       0.50       0.50
Net realized and unrealized gain (loss) on investments....          0.45      (0.65)      0.24       0.21      (0.35)
                                                                --------   --------   --------   --------   --------
Total from investment operations..........................          0.91      (0.23)      0.67       0.71       0.15
                                                                --------   --------   --------   --------   --------
Less dividends and distributions:
  From net investment income..............................         (0.46)     (0.42)     (0.43)     (0.50)     (0.50)
  Return of capital.......................................         (0.01)     (0.06)     (0.05)        --         --
                                                                --------   --------   --------   --------   --------
Total dividends and distributions.........................         (0.47)     (0.48)     (0.48)     (0.50)     (0.50)
                                                                --------   --------   --------   --------   --------
Net asset value at end of period..........................      $   8.19   $   7.75   $   8.46   $   8.27   $   8.06
                                                                ========   ========   ========   ========   ========
Total investment return (b)...............................         12.20%     (2.81%)     8.32%      9.12%      1.97%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.................................          5.89%      5.17%      5.20%      6.23%       6.3%
    Expenses..............................................          1.16%      1.13%      1.12%      1.09%       1.0%
Portfolio turnover rate...................................           324%       255%       371%       338%       307%
Net assets at end of period (in 000's)....................      $ 58,674   $ 34,116   $ 22,189   $ 17,114   $ 16,413

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.
(c)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                Class B                                                        Class C
    ----------------------------------------------------------------      -------------------------------------------------
                                                                                                              September 1,*
                        Year ended December 31,                            Year ended        Year ended          through
    ----------------------------------------------------------------      December 31,      December 31,      December 31,
      2000          1999          1998          1997          1996            2000              1999              1998
    --------      --------      --------      --------      --------      ------------      ------------      -------------
    $   7.73      $   8.44      $   8.25      $   8.04      $   8.41        $   7.73          $   8.44          $   8.43
    --------      --------      --------      --------      --------        --------          --------          --------
        0.40(a)       0.36          0.37          0.45          0.46            0.40(a)           0.36              0.12
        0.46         (0.66)         0.24          0.21         (0.37)           0.46             (0.66)             0.03
    --------      --------      --------      --------      --------        --------          --------          --------
        0.86         (0.30)         0.61          0.66          0.09            0.86             (0.30)             0.15
    --------      --------      --------      --------      --------        --------          --------          --------
       (0.41)        (0.36)        (0.37)        (0.45)        (0.46)          (0.41)            (0.36)            (0.12)
       (0.00)(c)     (0.05)        (0.05)           --            --           (0.00)(c)         (0.05)            (0.02)
    --------      --------      --------      --------      --------        --------          --------          --------
       (0.41)        (0.41)        (0.42)        (0.45)        (0.46)          (0.41)            (0.41)            (0.14)
    --------      --------      --------      --------      --------        --------          --------          --------
    $   8.18      $   7.73      $   8.44      $   8.25      $   8.04        $   8.18          $   7.73          $   8.44
    ========      ========      ========      ========      ========        ========          ========          ========
       11.49%       (3.60%)         7.52%         8.54%         1.25%          11.49%           (3.60%)             1.75%
        5.14%         4.42%         4.45%         5.67%          5.7%           5.14%             4.42%             4.45%+
        1.91%         1.88%         1.87%         1.65%          1.6%           1.91%             1.88%             1.87%+
         324%          255%          371%          338%          307%            324%              255%              371%
    $403,374      $483,495      $590,592      $636,491      $782,970        $  5,059          $    532          $     94

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Government Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Government Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures

Notes to Financial Statements


approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

At December 31, 2000, the Fund had portfolio securities on loan with a market value of $145,197,411 to broker-dealers and government securities dealers.

Cash collateral received by the Fund is invested in investment grade commercial paper, or other securities in accordance with the Fund's Securities Lending Procedures. Such investments are included as an asset, and the obligation to return the cash collateral is recorded as a liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

MainStay Government Fund



Net income earned by the Fund for securities lending transactions amounted to $419,108, net of broker fees and rebates, for the year ended December 31, 2000, which is included as interest income on the Statement of Operations.

Investments made with cash collateral at December 31, 2000:

                                                                SHARES         VALUE
                                                              -----------   ------------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group...............................    2,406,033   $  2,406,033
Cash with Security Lending Agent............................                         369
                                                                            ------------
                                                                               2,406,402
                                                                            ------------
                                                               PRINCIPAL
                                                                AMOUNT
                                                              -----------
SHORT-TERM COMMERCIAL PAPER
Asset One Securitization, LLC
  6.76%, due 1/5/01.........................................  $ 9,180,000      9,173,146
Autobahn Funding Corp.
  6.76%, due 1/16/01........................................   19,305,000     19,250,946
Conduit Asset Backed Securities Company Ltd.
  6.82%, due 1/16/01........................................    7,016,000      6,996,121
Fountain Square Commercial Funding Inc.
  6.50%, due 1/2/01.........................................   16,000,000     15,997,111
Vodafone Airtouch PLC
  6.60%, due 1/2/01.........................................    7,503,000      7,501,625
                                                                            ------------
                                                                              58,918,949
                                                                            ------------
MASTER NOTE
Bank of America Securities
  6.88%, due 1/2/01.........................................   20,000,000     20,000,000
                                                                            ------------
REPURCHASE AGREEMENTS
Bear Stearns & Co., Inc.
  6.23%, due 1/2/01
  (Collateralized by
  $6,575,000 Bayview Financial Acquisition Trust
    7.01%, due 5/25/29 Market Value $3,699,311
  $12,410,873 GMAC Commercial Mortgage Corp.
    7.01%, due 9/20/05 Market Value $12,410,969
  $4,125,000 PNC Mortgage Acceptance Corp.
    7.33%, due 10/10/09 Market Value $4,353,624)............   19,395,350     19,395,350

                                                               PRINCIPAL
                                                                AMOUNT         VALUE
                                                              -----------   ------------
REPURCHASE AGREEMENTS (continued)
Credit Suisse First Boston Corp.
  6.79%, due 1/2/01
  (Collateralized by
  $780,746 CE Generation LLC
    7.42%, due 12/15/18 Market Value $780,746
  $9,537,912 Indiana Michigan Power Co.
    9.82%, due 12/7/22 Market Value $9,537,912
  $285,000 YPF Sociedad Anonima
    7.50%, due 10/26/02 Market Value $285,000)..............  $10,000,000   $ 10,000,000
Deutsche Bank Alex Brown Inc.
  6.82%, due 1/2/01
  (Collateralized by
  $103,307 Daimler Chrysler Auto Trust
    7.09%, due 12/6/03 Market Value $103,307
  $8,401,288 GMAC Commercial Mortgage Securities, Inc.
    7.79%, due 8/15/09 Market Value $8,401,288
  $4,753,850 Global Franchise Trust
    6.35%, due 4/10/04 Market Value $4,753,850
  $32,216 Household Finance Corp.
    6.375%, due 8/1/10 Market Value $32,216
  $6,092,340 Salomon Brothers Mortgage Securities VII
    9.90%, due 5/25/29 Market Value $6,092,340).............   19,000,000     19,000,000
JP Morgan Securities Inc.
  6.60%, due 1/2/01
  (Collateralized by
  $8,494,800 Ace Capital Trust II
    9.70%, due 4/1/30 Market Value $8,494,800
  $6,921,520 UST Inc.
    7.25%, due 6/1/09 Market Value $6,921,520
  $4,945,011 Worldcom Inc.
    7.55%, due 4/1/04 Market Value $5,035,449)..............   19,477,875     19,477,875
                                                                            ------------
                                                                              67,873,225
                                                                            ------------
Total Investment made with cash collateral..................                $149,198,576
                                                                            ============

MainStay Government Fund



Non-cash collateral received and held by the Fund at December 31, 2000:

                                                               PRINCIPAL
                                                                AMOUNT         VALUE
                                                              -----------   ------------
United States Treasury Bonds
  3.625%, due 4/15/28.......................................  $   395,000   $    420,428
  5.25%, due 11/15/28.......................................       97,000         93,666
  5.50%, due 5/31/03........................................       40,000         40,550
  6.00%, due 2/15/26........................................    1,010,000      1,085,750
  6.25%, due 8/15/22........................................      515,000        570,201
  7.25%, due 8/15/22........................................      135,000        166,472
  7.875%, due 2/15/21.......................................      105,000        136,894
  8.125%, due 8/15/19-5/15/21...............................      385,000        508,733
  8.75%, due 8/15/20........................................      105,000        147,886
  8.875%, due 8/15/17-2/15/19...............................      320,000        448,331
  11.875%, due 11/15/03.....................................      135,000        160,945
  12.75%, due 11/15/10......................................      235,000        314,900
                                                                            ------------
Total non-cash collateral...................................                $  4,094,756
                                                                            ============
Total collateral............................................                $153,293,332
                                                                            ============

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. A permanent book/tax of $18,632 is an increase to accumulated net realized loss on investments. In addition, decreases of $268,436 and $249,804 have been made to accumulated distribution in excess of net investment income and additional paid-in-capital, respectively. These book/tax differences are due to the tax treatment of gains (losses) on paydowns and a return of capital distribution.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities. Premiums on securities purchased are not amortized for this Fund.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund estimates that the initial adjustment required upon adoption of premium amortization will decrease the recorded cost of its investments (but not their market value) by approximately $1,006,650. Additionally, had this principle been in effect during the fiscal year ended December 31, 2000, the Fund estimates that net investment income would have decreased by approximately $0.02 per share (0.22% of net assets) and realized and unrealized gain per share would have increased by the same amount.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), served as the Fund's manager pursuant to a management agreement and provided offices and conducted clerical, recordkeeping and bookkeeping services, and kept most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. The Manager has voluntarily established a fee breakpoint, which may be discontinued at any time, of 0.55% on assets in

MainStay Government Fund



excess of $1 billion. For the year ended December 31, 2000 the Manager earned $2,721,466. It was not necessary for the Manager to waive part of its fee during the period.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager paid the Subadvisor a monthly fee of 0.30% of the Fund's average daily net assets. To the extent that the Manager has voluntarily established a fee breakpoint, the Subadvisor has voluntarily agreed to do so proportionately.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate of MainStay Management LLC and under the common control of New York Life, was substituted in place of MainStay Management LLC as the Fund's investment adviser. Under the Substitution Agreement among MainStay Management LLC, NYLIM and the Fund, NYLIM has assumed all of the interests, rights and responsibilities of MainStay Management LLC under the Management and Sub-Advisory Agreements to which it is a party. The terms and conditions of these agreements, including management fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Fund and the investment process used by NYLIM is identical to that which was used by MainStay Management LLC.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $594 for the year ended December 31, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $2,136, $296,197 and $333, respectively, for the year ended December 31, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2000 amounted to $1,079,106.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $5,844 for the year ended December 31, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $72,032 for the year ended December 31, 2000.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2000, for federal income tax purposes, capital loss carryforwards of $143,430,529 were available, as shown in the table below, to the extent provided by regulations, to offset future realized gains of the Fund through 2008. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

  CAPITAL LOSS                                                      AMOUNT
AVAILABLE THROUGH                                                  (000'S)
-----------------                                                  --------
2002........................................................       $ 91,253
2004........................................................         13,291
2005........................................................          1,897
2007........................................................         30,060
2008........................................................          6,930
                                                                   --------
                                                                   $143,431
                                                                   ========

In addition, the Fund intends to elect to treat for federal income tax purposes $623 of qualifying capital losses that arose during the year after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2000, purchases and sales of U.S. Government securities were $1,396,474 and $1,345,611, respectively. Purchases and sales of securities other than U.S. Government securities and short-term securities, were $75,348 and $162,425, respectively.

MainStay Government Fund



NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                     YEAR ENDED                       YEAR ENDED
                                                  DECEMBER 31, 2000                DECEMBER 31, 1999
                                             ---------------------------      ---------------------------
                                             CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C
                                             -------   -------   -------      -------   -------   -------
Shares sold................................  11,327      5,714     572         5,540      8,457      85
Shares issued in reinvestment of dividends
  and distributions........................     245      2,154       6           178      2,696       1
                                             ------    -------     ---        ------    -------     ---
                                             11,572      7,868     578         5,718     11,153      86
Shares redeemed............................  (8,813)   (21,061)    (28)       (3,938)   (18,629)    (28)
                                             ------    -------     ---        ------    -------     ---
Net increase (decrease)....................   2,759    (13,193)    550         1,780     (7,476)     58
                                             ======    =======     ===        ======    =======     ===

Report of Independent Accountants

To the Board of Trustees of the MainStay Funds and Shareholders of The MainStay Government Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Government Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Contact your investment professional for a free prospectus containing more information, including advisory fees, risks, other expenses, and share classes. Please read the prospectus carefully before you invest or send money.

                       This page intentionally left blank

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of December 31, 2000.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSG11-02/01

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MAINSTAY(R)
    GOVERNMENT FUND

    ANNUAL REPORT

    DECEMBER 31, 2000

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay High Yield
                                                              Corporate Bond Fund versus Credit Suisse
                                                              First Boston High Yield Index and
                                                              Inflation--Class A, Class B,
                                                              and Class C Shares                               4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings                     10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            22
                                                              Notes to Financial Statements                   28
                                                              Report of Independent Accountants               38
                                                              The MainStay(R) Funds                           39

                       This page intentionally left blank

President's Letter

The year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations of technology stocks had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Throughout 2000, the strength of the U.S. dollar versus other currencies made international investing challenging for U.S. investors. A fourth-quarter rally in the euro could signal a turnaround, but only time will tell.

Despite this volatility, MainStay(R) shareholders enjoyed the confidence of knowing that throughout the year, their Funds were consistently managed with well-defined investment disciplines. Seeking to avoid any hint of style drift, each of our portfolio managers rigorously adhered to an investment process that doesn't change, even when the markets shift. MainStay shareholders knew they could depend on our unwavering commitment to integrity and service--in our Fund management, accounting, reporting, and shareholder communications.

This annual report details the events that affected your MainStay investment during the 12 months ended December 31, 2000. The portfolio manager commentary gives you an inside look at the market forces and management decisions that affected your Fund's strategic direction and investment results. If you have questions, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2001

$10,000 Invested in MainStay High Yield
Corporate Bond Fund versus Credit Suisse
First Boston High Yield Index and
Inflation

CLASS A SHARES Total Returns: 1 Year -10.69%, 5 Years 5.59%, 10 Years 12.11% [LINE GRAPH]

                                                  MAINSTAY HIGH YIELD      CREDIT SUISSE FIRST BOSTON
YEAR-END                                          CORPORATE BOND FUND          HIGH YIELD INDEX*            INFLATION (CPI)+
--------                                          -------------------      --------------------------       ----------------
12/90                                                     9550                       10000                        10000
12/91                                                    12632                       14375                        10298
12/92                                                    15366                       16771                        10603
12/93                                                    18694                       19941                        10893
12/94                                                    18973                       19750                        11177
12/95                                                    22821                       23186                        11467
12/96                                                    26548                       26063                        11847
12/97                                                    29778                       29355                        12048
12/98                                                    30405                       29526                        12242
12/99                                                    33546                       30494                        12570
12/00                                                    31370                       29009                        12995

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -11.84%, 5 Years 5.51%, 10 Years 12.18% Class C Total Returns: 1 Year -8.12%, 5 Years 5.83%, 10 Years 12.18% [LINE GRAPH]

                                                  MAINSTAY HIGH YIELD      CREDIT SUISSE FIRST BOSTON
YEAR-END                                          CORPORATE BOND FUND          HIGH YIELD INDEX*            INFLATION (CPI)+
--------                                          -------------------      --------------------------       ----------------
12/90                                                    10000                       10000                        10000
12/91                                                    13227                       14375                        10298
12/92                                                    16090                       16771                        10603
12/93                                                    19574                       19941                        10893
12/94                                                    19867                       19750                        11177
12/95                                                    23784                       23186                        11467
12/96                                                    27488                       26063                        11847
12/97                                                    30663                       29355                        12048
12/98                                                    31064                       29526                        12242
12/99                                                    34020                       30494                        12570
12/00                                                    31572                       29009                        12995

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Credit Suisse First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's. Total returns reflect reinvestment of all income and capital gains. You cannot invest directly in an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the year 2000, the "new economy" faced new challenges as the Federal Reserve's tightening campaign began to show results. In its efforts to slow economic growth and keep inflation in check, the Fed raised the targeted federal funds rate 1.75% from May 1999 through June 2000. As capital costs were rising, so were energy prices, causing many companies to experience earnings disappointments. Telecommunications companies suffered from reduced capital access, the metals and mining sector was hurt by low steel and commodity prices, and chemical producers saw earnings plummet when rising costs for energy and raw materials could not be passed along to consumers.

During the year, default rates in the high-yield market reached 6%, up from 5% in 1999. With extreme volatility in stocks and bonds and an inverted yield curve, many investors took refuge in the money markets. With fewer dealers, reduced new issuance, and lower trading volume, bids dried up and liquidity in the high-yield market reached all-time lows. Allocations by pension funds and the leveraged CBO (collateralized bond obligation) community weren't enough to offset large-scale redemptions at many retail mutual funds.

Despite these setbacks, we remain optimistic. The Federal Reserve closed the year suggesting its bias was toward easing, which could bode well for the high-yield market if the yield curve steepens. All-time low valuations may provide attractive opportunities in the months ahead and we believe the key ingredients are in place for high-yield bonds to post strong returns if the economy experiences a soft landing in 2001.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, MainStay High Yield Corporate Bond Fund returned -6.48% for Class A shares and -7.20% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the -8.38% return of the average Lipper(1) high current yield fund over the same period. All share classes underperformed the -4.87% return of the Credit Suisse First Boston High Yield Index(2) for the year.

The Fund's ability to outperform its peers was due to what it didn't own as well as what it did. The Fund's underweighted positions in telecommunications and metals and mining helped results, since these sectors were the year's worst performers. The Fund's positions in health care and gaming made a positive contribution, as these sectors were top performers. Having an overweighted position in lower-quality, single-B credits had a negative impact on the Fund's return relative to its benchmark, when a flight-to-quality movement caused BB credits to sharply outperform B-rated bonds.(3)

-------

(1) See footnote and table on page 10 for more information about Lipper Inc.
(2) See footnote on page 4 for more information about the Credit Suisse First Boston High Yield Index.
(3) According to Standard & Poor's, debt currently rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligations. When applied to Fund investments, these ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

YEAR-BY-YEAR PERFORMANCE
CLASS A SHARES
[BAR GRAPH]

YEAR-END                                                                      TOTAL RETURN
--------                                                                      -------------
12/91                                                                            32.27%
12/92                                                                            21.65%
12/93                                                                            21.65%
12/94                                                                             1.50%
12/95                                                                            20.28%
12/96                                                                            16.33%
12/97                                                                            12.20%
12/98                                                                             2.07%
12/99                                                                            10.33%
12/00                                                                            -6.48%

Past performance is no guarantee of future results. Returns relect the historical performance of the Class B shares through 12/94. See footnote * on page 10 for more information on performance.


CLASS B AND CLASS C SHARES
[BAR GRAPH]

YEAR-END                                                                      TOTAL RETURN
--------                                                                      ------------
12/91                                                                            32.27%
12/92                                                                            21.65%
12/93                                                                            21.65%
12/94                                                                             1.50%
12/95                                                                            19.71%
12/96                                                                            15.58%
12/97                                                                            11.55%
12/98                                                                             1.31%
12/99                                                                             9.51%
12/00                                                                            -7.20%

Past performance is no guarantee of future results. Class C share Returns relect the historical performance of the Class B shares through 8/98. See footnote * on page 10 for more information on performance.

BEST AND WORST PERFORMERS

IPC Magazines, Britain's largest magazine publisher, was one of the Fund's best-performing positions based on improving results. R&B Falcon, a leading oil-services provider, also showed strong performance following its acquisition by investment-grade Transocean Sedco Forex. HCA, a large operator of hospitals and related heath care facilities, moved higher on new health care legislation and progress in settling government claims. Crescent Real Estate Equities, a real estate investment trust focusing primarily on office property, became a strong performer when regional economic improvements allowed rents to rise in Texas.

Finally, the Fund's long-standing position in Cirrus Logic, a specialty chip maker, paid off when the Fund's convertible bonds traded up sharply following a company turnaround.

Unfortunately, the Fund suffered from a severe credit setback at ICG Communications, a local-exchange carrier. After the Fund purchased the company's bonds, ICG received $750 million in cash equity from Liberty Media and Hicks Muse. Shortly thereafter, however, poor follow-through led the company into Chapter 11. Although the Fund had purchased the securities at discounted prices, we sold the bonds at a substantial loss, with a negative impact on performance. The Fund's international cable holdings also had poor results, as these credits traded lower on capital concerns similar to those in the telecommunications sector.

SIGNIFICANT PURCHASES AND SALES

Throughout the year, the Fund continued to increase its weighting in the utility sector, based on attractive relative yields and strong asset protection. We purchased or added to Fund positions in CMS Energy, Western Resources, and PSEG Energy Holdings. The Fund also increased its overweighted position in health care, adding to holdings of Magellan Health, Unilab, and Apria Healthcare. We increased the Fund's cable holdings, purchasing Charter Communications and Cablevision SA and adding to an existing position in NTL Communications. While we did reduce the Fund's exposure to telecom, we increased its weighting in Nextel Communications and Nextel International. Gaming exposure climbed during the year through purchases of Venetian Casinos and Mandalay Bay.

More recently, the Fund's focus has included distressed debt and "fallen angels," including companies with strong franchises or assets trading at steeply discounted prices. We initiated positions in Conseco, an insurer, and Crown Cork & Seal, a packaging company, during the second half of the year. We also picked up higher-rated Royal Caribbean Cruise Lines and British Sky Broadcasting following ratings downgrades.

As asset values for telecom and technology companies began to collapse, we reduced the Fund's exposure to these sectors by selling its positions in Metromedia Fiber, Versatel, Tele-One, and ICG Communications. We also sold the Fund's technology positions in ASAT and Cirrus Logic. We reduced the Fund's exposure to Advantica Restaurants--which owns, operates, and franchises Denny's casual-dining chain--as earnings fell, costs rose, and traffic declined.

LOOKING AHEAD

As we enter 2001, we believe the Federal Reserve may cut rates throughout the year in its effort to engineer a soft landing. While past performance is no guarantee of future results, history suggests that such a scenario typically results in a steepening yield curve, making short-term bonds less attractive and sending yield-oriented investors into higher-yielding instruments. We believe these factors might prompt a strong technical rally in the high-yield market, with lower-rated credits (single-B bonds) outperforming higher-rated ones, and deferred-interest securities outperforming those that pay cash. As a result, the Fund is overweighted in single-B credits and slightly overweighted in zero-coupon bonds.

The economy and the stock market remain key concerns. Defaults rose in 2000, and Moody's is forecasting yet another increase in 2001. We believe that much of this risk may already be priced into the market. If the Fed can engineer a soft landing, we believe that high-yield spreads may tighten substantially as the risk of recession subsides.

Although the Fund is focused on lower-rated credits, it remains underweighted in cyclical sectors--including auto parts manufacturers, building products and homebuilders, steel companies, paper companies, and retailers--which are the most likely to be hurt in a recession. The Fund's investment strategy seeks to help it participate in an up market, yet minimize the impact of an economic slowdown. Despite the potential for a telecom rally in 2001, most names do not fit the Fund's investment process and ongoing capital needs could put pressure on bond prices. The Fund will stick to its disciplines and continue to focus on companies with strong asset coverage and/or free cash flow.

Several forces could impact the market in 2001, including slowing global economies, rising loan defaults at major financial institutions, sharply higher energy and electricity costs, the California utility crisis, rising unemployment, and the Fed's response to any or all of these factors. Whatever the markets or the economy may bring, the Fund will continue to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Donald Morgan
Portfolio Manager
MacKay Shields LLC

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets.

   TARGETED DIVIDEND POLICY

   MainStay High Yield Corporate Bond Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During 2000, positive developments in the markets in which the Fund invests allowed for a dividend increase. Since the Fund's managers did not engage in any additional trading to provide the higher dividend, the Fund's portfolio turnover rate and transaction costs were not affected. Shareholders should refer to their 2000 Form 1099-DIV for the total amount of their distributions in 2000.

Returns and Lipper Rankings as of 12/31/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                   SINCE INCEPTION
                     1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/00
Class A              -6.48%    6.57%     12.63%         8.98%
Class B              -7.20%    5.83%     12.18%         8.69%
Class C              -7.20%    5.83%     12.18%         8.69%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                    SINCE INCEPTION
                     1 YEAR    5 YEARS   10 YEARS   THROUGH 12/31/00
Class A              -10.69%    5.59%     12.11%         8.64%
Class B              -11.84%    5.51%     12.18%         8.69%
Class C               -8.12%    5.83%     12.18%         8.69%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/00

                                                           SINCE INCEPTION
                       1 YEAR      5 YEARS     10 YEARS    THROUGH 12/31/00
Class A              131 out of   9 out of        n/a            4 out of
                     360 funds    131 funds                    107 funds
Class B              158 out of   17 out of    4 out of         3 out of
                     360 funds    131 funds    53 funds         33 funds
Class C              158 out of      n/a          n/a           41 out of
                     360 funds                                 277 funds
Average Lipper high
current yield fund     -8.38%       3.36%        9.99%         7.20%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
12/31/00

             NAV 12/31/00   INCOME    CAPITAL GAINS
    Class A     $6.10       $0.8256      $0.0467
    Class B     $6.09       $0.7722      $0.0467
    Class C     $6.09       $0.7722      $0.0467

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/00. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/00.

     The preceding pages have not been audited.

MainStay High Yield Corporate Bond Fund

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                ---------------------------------
LONG-TERM BONDS (85.3%)+
ASSET-BACKED SECURITIES (2.8%)

ELECTRIC POWER COMPANIES (1.5%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17............  $  19,080,000      $   19,407,031
 Series 1999-B
 9.67%, due 1/2/29............     20,000,000          19,894,000
Midland Funding Corp. I
 Series C-91
 10.33%, due 7/23/02..........      8,166,281           8,365,538
 Series C-94
 10.33%, due 7/23/02..........      1,693,963           1,735,296
                                                   --------------
                                                       49,401,865
                                                   --------------
ENTERTAINMENT (0.2%)
United Artists Theatre Co.
 Pass-Through Certificates
 Series 95-A
 9.30%, due 7/1/15............      8,135,243           5,948,652
                                                   --------------

EQUIPMENT LOANS (0.2%)
S-C Aircraft
 Series 1997-C
 11.00%, due 7/1/04 (c)(d)....      6,088,016           5,947,444
                                                   --------------

INDEPENDENT POWER PRODUCERS (0.9%)
Tiverton Power Associates Ltd.
 & Rumford Power Associates
 Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c).......     28,910,000          29,085,195
                                                   --------------
Total Asset-Backed Securities
 (Cost $90,367,436)...........                         90,383,156
                                                   --------------

CONVERTIBLE BONDS (3.1%)

CABLE TV (0.4%)
Telewest Finance (Jersey) Ltd.
 6.00%, due 7/7/05 (c)........     18,650,000          12,353,462
                                                   --------------

GOLD & PRECIOUS METALS MINING (0.1%)
Battle Mountain Gold Co.
 6.00%, due 1/4/05 (e)........      2,270,000           1,872,750
TVX Gold, Inc.
 5.00%, due 3/28/02...........      3,750,000           2,906,250
                                                   --------------
                                                        4,779,000
                                                   --------------
HOTEL/MOTEL (0.1%)
MeriStar Hospitality Corp.
 4.75%, due 10/15/04..........      3,663,000           2,829,667
                                                   --------------
--------------
+  Percentages indicated are based on Fund net assets.

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                ---------------------------------

INTERNET SOFTWARE & SERVICES (0.8%)
At Home Corp.
 4.75%, due 12/15/06..........  $  30,584,000      $   15,636,070
Digital Island, Inc.
 6.00%, due 2/15/05...........     18,960,000           4,218,600
Internet Capital Group, Inc.
 5.50%, due 12/21/04..........     23,080,000           5,423,800
                                                   --------------
                                                       25,278,470
                                                   --------------
PAPER & FOREST PRODUCTS (0.3%)
Sappi BVI Finance Ltd.
 7.50%, due 8/1/02 (e)........      9,880,000           9,388,509
                                                   --------------

TELECOMMUNICATIONS (0.7%)
Efficient Networks, Inc.
 5.00%, due 3/15/05...........     24,230,000          12,327,013
Premiere Technologies, Inc.
 5.75%, due 7/1/04............     19,850,000          10,098,688
                                                   --------------
                                                       22,425,701
                                                   --------------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.7%)
Metro Pacific Capital Ltd.
 2.50%, due 4/11/03 (e).......     18,744,000          21,907,912
                                                   --------------
Total Convertible Bonds
 (Cost $122,680,203)..........                         98,962,721
                                                   --------------

CORPORATE BONDS (59.0%)

AEROSPACE/DEFENSE (0.1%)
Pacific Aerospace &
 Electronics, Inc.
 11.25%, due 8/1/05...........     10,120,000           4,250,400
                                                   --------------

AIRLINES (0.5%)
Valujet, Inc.
 10.25%, due 4/15/01..........     18,090,000          17,728,200
                                                   --------------

ALUMINUM (0.3%)
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06..........        750,000             682,500
Ormet Corp.
 11.00%, due 8/15/08 (c)......     12,885,000           9,921,450
                                                   --------------
                                                       10,603,950
                                                   --------------
AUTO PARTS & EQUIPMENT (0.6%)
Genetek, Inc.
 11.00%, due 8/1/09...........     18,510,000          18,510,000
                                                   --------------

BANKS (1.0%)
B.F. Saul Real Estate
 Investment Trust Series B
 9.75%, due 4/1/08............     37,695,000          31,852,275
RB Asset, Inc.
 Series A
 8.00%, due 1/15/06
 8.50%, beginning 1/15/02
 (f)..........................        778,200             202,332
                                                   --------------
                                                       32,054,607
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2000




                                  PRINCIPAL
                                   AMOUNT              VALUE
                                ---------------------------------
CORPORATE BONDS (CONTINUED)

BROADCAST/MEDIA (2.2%)
Big City Radio, Inc.
 (zero coupon), due 3/15/05
 11.25%, beginning 3/15/01....  $  11,480,000      $    4,018,000
CD Radio, Inc.
 (zero coupon), due 12/1/07
 15.00%, beginning 12/1/02....     33,395,000          14,944,262
 14.50%, due 5/15/09..........     46,715,000          31,766,200
Maxwell Communications Corp.,
 PLC
 Facility A (d)(g)(h).........      9,973,584             199,472
Pratama Datakom Asia B.V.
 12.75%, due 7/15/05 (c)......     22,550,000           2,987,875
Radio Unica Corp.
 (zero coupon), due 8/1/06
 11.75%, beginning 8/1/02.....     18,605,000          11,721,150
Young America Corp.
 Series B
 11.625%, due 2/15/06.........     12,965,000           4,553,956
                                                   --------------
                                                       70,190,915
                                                   --------------
CABLE TV (6.1%)
@Entertainment, Inc.
 Series B
 (zero coupon), due 7/15/08
 14.50%, beginning 7/15/03....     43,290,000          16,450,200
Adelphia Communications Corp.
 Series B
 8.375%, due 2/1/08...........      4,095,000           3,521,700
 9.375%, due 11/15/09.........     12,790,000          11,255,200
 Series B
 9.875%, due 3/1/07...........     13,965,000          13,022,362
Charter Communications
 Holdings, L.L.C.
 (zero coupon), due 1/15/10
 11.75%, beginning 1/15/05....     46,070,000          26,720,600
 8.625%, due 4/1/09...........      1,645,000           1,492,837
 10.00%, due 4/1/09...........      5,990,000           5,810,300
Diamond Cable Communications
 PLC
 13.25%, due 9/30/04..........     11,200,000          10,416,000
Supercanal Holdings S.A.
 11.50%, due 5/15/05 (c)(g)...      3,845,000           1,345,750
UIH Australia/Pacific, Inc.
 Series B
 (zero coupon), due 5/15/06
 14.00%, beginning 5/15/01....    135,325,000          92,021,000
 Series D
 (zero coupon), due 5/15/06
 14.00%, beginning 5/15/01....     16,330,000          11,104,400
                                                   --------------
                                                      193,160,349
                                                   --------------
CHEMICALS (0.5%)
Agriculture Minerals &
 Chemicals, Inc.
 10.75%, due 9/30/03..........     23,690,000          14,924,700
                                                   --------------

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                ---------------------------------

CHEMICALS--SPECIALTY (0.4%)
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09..........  $   6,160,000      $    2,032,800
Sovereign Specialty Chemicals,
 Inc.
 11.875%, due 3/15/10.........     11,130,000          10,684,800
                                                   --------------
                                                       12,717,600
                                                   --------------
COMMERCIAL & CONSUMER SERVICES (0.1%)
APCOA, Inc.
 9.25%, due 3/15/08...........     11,050,000           3,646,500
                                                   --------------

COMMUNICATIONS--EQUIPMENT (0.0%) (b)
CellNet Data Systems, Inc.
 (zero coupon), due 10/1/07
 14.00%, beginning 10/1/02
 (g)(h).......................      8,390,000              20,975
                                                   --------------

COMPUTER SYSTEMS (0.3%)
Unisys Corp.
 7.875%, due 4/1/08...........      3,130,000           2,903,075
 11.75%, due 10/15/04.........      5,500,000           5,802,500
                                                   --------------
                                                        8,705,575
                                                   --------------
CONSUMER PRODUCTS (0.8%)
Selmer Co., Inc.
 11.00%, due 5/15/05..........     22,680,000          22,906,800
 11.00%, due 5/15/05 (c)......      1,500,000           1,515,000
                                                   --------------
                                                       24,421,800
                                                   --------------
CONTAINERS--METAL & GLASS (0.3%)
Crown Cork & Seal Co., Inc.
 7.375%, due 12/15/26.........     20,700,000           8,694,000
                                                   --------------

COSMETICS/PERSONAL CARE (1.3%)
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08...........     26,275,000          24,961,250
Revlon Consumer Products Corp.
 8.125%, due 2/1/06...........     14,790,000          10,722,750
 9.00%, due 11/1/06...........      8,670,000           6,372,450
                                                   --------------
                                                       42,056,450
                                                   --------------
ELECTRIC POWER COMPANIES (6.1%)
AES Corp. (The)
 8.75%, due 12/15/02..........      5,700,000           5,721,375
 9.375%, due 9/15/10..........      7,165,000           7,326,212
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09..........     11,390,000          11,162,200
CMS Energy Corp.
 8.00%, due 7/1/01............     27,780,000          27,692,132
 8.375%, due 7/1/03...........     17,000,000          16,847,136
 9.875%, due 10/15/07.........     21,690,000          22,595,189
Edison International
 6.875%, due 9/15/04..........      9,340,000           7,766,612
ESI Tractebel Acquisition
 Corp.
 Series B
 7.99%, due 12/30/11..........     15,800,000          14,857,846
PSEG Energy Holdings, Inc.
 10.00%, due 10/1/09..........     31,355,000          33,278,566

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund




                                  PRINCIPAL
                                   AMOUNT              VALUE
                                ---------------------------------
CORPORATE BONDS (CONTINUED)

ELECTRIC POWER COMPANIES (CONTINUED)
Western Resources, Inc.
 6.25%, due 8/15/03...........  $  33,360,000      $   31,345,723
 6.875%, due 8/1/04...........     14,700,000          13,997,428
                                                   --------------
                                                      192,590,419
                                                   --------------
ELECTRONICS--COMPONENTS (0.8%)
Knowles Electronics Holdings,
 Inc.
 13.125%, due 10/15/09........     25,175,000          23,916,250
                                                   --------------
ENGINEERING & CONSTRUCTION (0.4%)
Cathay International Ltd.
 13.50%, due 4/15/08 (c)......     30,000,000          10,800,000
Traffic Stream (BVI)
 Infrastructure Ltd.
 14.25%, due 5/1/06 (c)(g)....     13,438,000             806,280
                                                   --------------
                                                       11,606,280
                                                   --------------
ENTERTAINMENT (1.2%)
Alliance Entertainment Corp.
 Series B
 11.25%, due 7/15/05 (g)(h)...     42,087,000               4,209
Hollywood Entertainment Corp.
 Series B
 10.625%, due 8/15/04.........     41,250,000          16,500,000
Marvel Enterprises, Inc.
 12.00%, due 6/15/09..........     37,427,000          15,719,340
Town Sports International,
 Inc.
 Series B
 9.75%, due 10/15/04..........      7,870,000           7,250,237
                                                   --------------
                                                       39,473,786
                                                   --------------
FINANCE (0.0%) (b)
ContiFinancial Corp.
 7.50%, due 3/15/02 (g)(h)....        800,000             120,000
 8.375%, due 8/15/03 (g)(h)...      6,000,000             900,000
                                                   --------------
                                                        1,020,000
                                                   --------------
FINANCIAL--MISCELLANEOUS (0.3%)
Pacific & Atlantic (Holdings)
 Inc.
 10.50%, due 12/31/07
 (c)(f).......................     20,159,262           9,071,668
                                                   --------------

HEALTH CARE--DRUGS (0.8%)
MedPartners, Inc.
 7.375%, due 10/1/06..........     26,586,000          24,193,260
                                                   --------------
HEALTH CARE--HMOS (1.4%)
Apria Healthcare Group, Inc.
 9.50%, due 11/1/02...........     24,245,000          24,184,387
Team Health, Inc.
 Series B
 12.00%, due 3/15/09..........     22,010,000          20,799,450
                                                   --------------
                                                       44,983,837
                                                   --------------
HEALTH CARE--HOSPITAL MANAGEMENT (2.2%)
HCA--The Healthcare Co.
 7.50%, due 11/15/95..........     54,125,000          44,872,981

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                ---------------------------------
HEALTH CARE--HOSPITAL MANAGEMENT (CONTINUED)
Magellan Health Services, Inc.
 9.00%, due 2/15/08...........  $  33,860,000      $   23,702,000
                                                   --------------
                                                       68,574,981
                                                   --------------
HEALTH CARE--MEDICAL PRODUCTS (0.9%)
Alaris Medical, Inc.
 (zero coupon), due 8/1/08
 11.125%, beginning 8/1/03....     32,790,000           2,664,188
Alaris Medical Systems, Inc.
 9.75%, due 12/1/06...........     13,300,000           5,320,000
DJ Orthopedics L.L.C.
 12.625%, due 6/15/09.........     20,910,000          19,446,300
                                                   --------------
                                                       27,430,488
                                                   --------------
HEALTH CARE--SERVICES (3.1%)
Medaphis Corp.
 Series B
 9.50%, due 2/15/05...........     66,929,000          50,196,750
Quest Diagnostics, Inc.
 10.75%, due 12/15/06.........     46,174,000          48,598,135
                                                   --------------
                                                       98,794,885
                                                   --------------
HOMEBUILDING (0.2%)
Amatek Industries Pty Ltd.
 14.50%, due 2/15/09 (e)(f)...      9,371,014           6,653,420
 14.50%, due 2/15/09
 (c)(e)(f)....................            353                 255
                                                   --------------
                                                        6,653,675
                                                   --------------
HOSPITALS/NURSING HOMES/HEALTH CARE (0.9%)
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08..........     23,920,000           9,568,000
Harborside Healthcare Corp.
 (zero coupon), due 8/1/08
 11.00%, beginning 8/1/03.....     88,175,000          17,194,125
Multicare Companies, Inc.
 (The) 9.00%, due 8/1/07
 (g)(h).......................     35,130,000           1,580,850
Unilab Corp.
 12.75%, due 10/1/09..........        770,000             835,450
                                                   --------------
                                                       29,178,425
                                                   --------------
HOTEL/MOTEL (1.2%)
Florida Panthers Holdings,
 Inc.
 9.875%, due 4/15/09..........     24,830,000          22,843,600
MeriStar Hospitality Corp.
 8.75%, due 8/15/07...........      1,460,000           1,354,150
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15.........     15,400,000          14,269,902
                                                   --------------
                                                       38,467,652
                                                   --------------
INDUSTRIAL COMPONENTS (0.0%) (b)
Morris Materials Handling,
 Inc.
 9.50%, due 4/1/08 (g)(h).....     18,470,000             554,100
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03.....      2,585,000              25,850
 9.875%, due 6/1/08...........        650,000             409,500
                                                   --------------
                                                          989,450
                                                   --------------
INSURANCE--LIFE & HEALTH (0.5%)
Conseco, Inc.
 8.75%, due 2/9/04............     21,035,000          15,355,550
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                ---------------------------------
CORPORATE BONDS (CONTINUED)

INSURANCE--MULTI-LINE (0.3%)
Willis Corroon Group PLC
 9.00%, due 2/1/09............  $  11,955,000      $   10,639,950
                                                   --------------
INTERNET SOFTWARE & SERVICES (0.5%)
Exodus Communications, Inc.
 11.25%, due 7/1/08...........     12,025,000          10,702,250
PSINet, Inc.
 11.00%, due 8/1/09...........      2,790,000             725,400
 11.50%, due 11/1/08..........     15,305,000           4,132,350
                                                   --------------
                                                       15,560,000
                                                   --------------
LEISURE TIME (3.8%)
Bally Total Fitness Holding
 Corp.
 Series D
 9.875%, due 10/15/07.........     34,672,000          32,158,280
El Comandante Capital Corp.
 11.75%, due 12/15/03.........     17,186,051           7,733,723
Hollywood Park, Inc.
 Series B
 9.25%, due 2/15/07...........     10,030,000          10,130,300
Las Vegas Sands, Inc. &
 Venetian Casino Resorts,
 L.L.C.
 12.25%, due 11/15/04.........     19,961,000          19,561,780
Louisiana Casino Cruises, Inc.
 Series B
 11.00%, due 12/1/05..........      5,365,000           5,579,600
Mandalay Resort Group
 7.00%, due 11/15/36..........        575,000             522,319
 9.50%, due 8/1/08............      7,878,000           7,799,220
President Casinos, Inc.
 12.00%, due 9/15/01
 (c)(d)(g)....................     10,097,000           8,077,600
 13.00%, due 9/15/01 (g)......     21,698,000          10,849,000
Station Casinos, Inc.
 9.875%, due 7/1/10...........     10,360,000          10,631,950
Treasure Bay Gaming & Resorts
 10.00%, due 11/1/03 (d)(g)...      1,565,195             313,039
Windsor Woodmont Black Hawk
 Resort Corp.
 Series B
 13.00%, due 3/15/05..........      8,500,000           8,330,000
                                                   --------------
                                                      121,686,811
                                                   --------------
MACHINERY--DIVERSIFIED (0.2%)
Generac Portable Products
 L.L.C.
 11.25%, due 7/1/06...........      2,105,000             526,250
Harnischfeger Industries, Inc.
 7.25%, due 12/15/25 (g)(h)...      8,790,000           2,109,600
 8.70%, due 6/15/22 (g)(h)....     10,000,000           2,200,000
                                                   --------------
                                                        4,835,850
                                                   --------------
MANUFACTURING--DIVERSIFIED (0.4%)
Colorado Prime Corp.
 12.50%, due 5/1/04 (g).......     33,325,000           2,166,125
Mark IV Industries, Inc.
 7.50%, due 9/1/07............     11,565,000           9,104,188
                                                   --------------
                                                       11,270,313
                                                   --------------

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                ---------------------------------
MANUFACTURING--SPECIALIZED (0.4%)
Anvil Knitwear, Inc.
 Series B
 10.875%, due 3/15/07.........  $   9,320,000      $    7,922,000
Desa International, Inc.
 9.875%, due 12/15/07.........     10,505,000           5,567,650
                                                   --------------
                                                       13,489,650
                                                   --------------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.2%)
Navigator Gas Transport PLC
 10.50%, due 6/30/07 (c)......     10,425,000           5,108,250
                                                   --------------

OIL--INTEGRATED DOMESTIC (0.2%)
Devx Energy, Inc.
 12.50%, due 7/1/08...........     10,718,000           7,623,178
                                                   --------------

OIL & GAS DRILLING (0.1%)
Grant Prideco, Inc.
 9.625%, due 12/1/07 (c)......      4,340,000           4,481,050
                                                   --------------

OIL & GAS--EXPLORATION & PRODUCTION (0.5%)
Energy Corp. Of America
 Series A
 9.50%, due 5/15/07...........      6,395,000           5,068,038
Petro Stopping Centers
 Holdings L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04.....     24,460,000           9,784,000
                                                   --------------
                                                       14,852,038
                                                   --------------
OIL & GAS--WELL EQUIPMENT & SERVICES (0.5%)
R&B Falcon Corp.
 9.50%, due 12/15/08..........      3,685,000           4,016,650
RBF Finance Co.
 11.375%, due 3/15/09.........     10,300,000          11,896,500
                                                   --------------
                                                       15,913,150
                                                   --------------
PAPER & FOREST PRODUCTS (0.1%)
Pope & Talbot, Inc.
 8.375%, due 6/1/13...........      3,850,000           3,657,500
                                                   --------------

PUBLISHING (1.3%)
General Media, Inc.
 10.625%, due 12/31/99........     27,091,000          20,318,250
Ziff Davis Media, Inc.
 12.00%, due 7/15/10 (c)......     25,625,000          20,115,625
                                                   --------------
                                                       40,433,875
                                                   --------------
REAL ESTATE (1.7%)
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07...........     61,475,000          53,867,776
                                                   --------------

REAL ESTATE--INVESTMENT/MANAGEMENT (2.3%)
CB Richard Ellis Services,
 Inc.
 8.875%, due 6/1/06...........     16,875,000          15,018,750
Felcor Lodging L.P.
 9.50%, due 9/15/08...........     20,745,000          20,537,550
Golden State Holdings, Inc.
 7.125%, due 8/1/05...........      8,830,000           8,297,127

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund




                                  PRINCIPAL
                                   AMOUNT              VALUE
                                ---------------------------------
CORPORATE BONDS (CONTINUED)

REAL ESTATE--INVESTMENT/MANAGEMENT
 (CONTINUED)
LNR Property Corp.
 Series B
 9.375%, due 3/15/08..........  $  19,830,000      $   17,847,000
 10.50%, due 1/15/09..........      7,335,000           6,968,250
Meditrust Corp.
 7.82%, due 9/10/26...........      5,865,000           4,926,600
                                                   --------------
                                                       73,595,277
                                                   --------------
RESTAURANTS (2.7%)
Advantica Restaurant Group,
 Inc.
 11.25%, due 1/15/08..........     39,824,582          18,319,308
Avado Brands, Inc.
 11.75%, due 6/15/09..........     12,130,000           1,061,375
FRI-MRD Corp.
 14.00%, due 1/24/02 (c)(d)...     19,000,000          18,715,000
 15.00%, due 1/24/02 (c)(d)...     55,050,000          46,792,500
                                                   --------------
                                                       84,888,183
                                                   --------------
SHIPPING (0.7%)
Newport News Shipbuilding,
 Inc.
 8.625%, due 12/1/06..........     17,175,000          17,260,875
 9.25%, due 12/1/06...........      4,300,000           4,364,500
                                                   --------------
                                                       21,625,375
                                                   --------------
SPECIALTY PRINTING (0.4%)
American Color Graphics, Inc.
 12.75%, due 8/1/05...........     14,260,000          13,119,200
                                                   --------------

TECHNOLOGY (0.0%) (b)
Electronic Retailing Systems
 International, Inc.
 8.00%, due 8/1/04
 (d)(i)(j)....................      1,172,520              87,939
 10.00%, due 8/1/01
 (d)(i)(j)....................      1,178,004             450,587
                                                   --------------
                                                          538,526
                                                   --------------
TELECOMMUNICATIONS (3.0%)
Colo.com
 13.875%, due 3/15/10
 (c)(k).......................         15,895          10,013,850
HighwayMaster Communications,
 Inc.
 Series B
 13.75%, due 9/15/05..........     35,835,000          13,617,300
IMPSAT Fiber Networks, Inc.
 13.75%, due 2/15/05..........     16,915,000          11,163,900
Level 3 Communications, Inc.
 9.125%, due 5/1/08...........      5,220,000           4,215,150
Orion Network Systems, Inc.
 (zero coupon), due 1/15/07
 12.50%, beginning 1/15/02....     60,830,000          15,815,800
PageMart Nationwide, Inc.
 15.00%, due 2/1/05...........     19,425,000          13,597,500
RCN Corp.
 Series B
 (zero coupon), due 2/15/08
 9.80%, beginning 2/15/03.....      5,185,000           1,659,200
 (zero coupon), due 7/1/08
 11.00%, beginning 7/1/03.....      3,420,000           1,094,400
 (zero coupon), due 10/15/07
 11.125%, beginning
 10/15/02.....................     17,660,000           6,181,000
 10.125%, due 1/15/10.........     13,405,000           6,836,550

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                ---------------------------------
TELECOMMUNICATIONS (CONTINUED)
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07.........  $  12,955,000      $   10,752,650
                                                   --------------
                                                       94,947,300
                                                   --------------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (2.0%)
Celcaribe S.A.
 14.50%, due 3/15/04..........      2,340,000           1,287,000
Nextel International, Inc.
 (zero coupon), due 4/15/08
 12.125%, beginning 4/15/03...     20,410,000          10,817,300
 12.75%, due 8/1/10 (c).......     52,590,000          42,072,000
PageMart Wireless, Inc.
 (zero coupon), due 2/1/08
 11.25%, beginning 2/1/03.....     30,445,000           6,850,125
VoiceStream Wireless Corp.
 10.375%, due 11/15/09........      3,215,000           3,444,069
                                                   --------------
                                                       64,470,494
                                                   --------------
TELECOMMUNICATIONS--LONG DISTANCE (2.5%)
NATG Holdings L.L.C./Orius
 Corp.
 Series B
 12.75%, due 2/1/10...........      8,710,000           7,229,300
Nextel Communications, Inc.
 9.375%, due 11/15/09.........     10,875,000          10,140,938
Nextlink Communications, Inc.
 10.75%, due 6/1/09...........      1,275,000           1,045,500
NTL Communications, Inc.
 Series B
 (zero coupon), due 10/1/08
 12.375%, beginning 10/1/03...     13,500,000           7,290,000
 11.875%, due 10/1/10 (c).....     22,890,000          20,372,100
NTL, Inc.
 Series B
 (zero coupon), due 4/1/08
 9.75%, beginning 4/1/03......     21,080,000          11,594,000
 (zero coupon), due 2/1/06
 11.50%, beginning 2/1/01.....      3,209,000           2,791,830
 Series A
 12.75%, due 4/15/05..........     18,600,000          17,484,000
Telehub Communications Corp.
 (zero coupon), due 7/31/05
 13.875%, beginning 7/31/01...     33,715,000           2,697,200
                                                   --------------
                                                       80,644,868
                                                   --------------
TEXTILES--APPAREL MANUFACTURERS (0.1%)
TPE International Finance Co.
 B.V.
 9.71%, due 5/15/02
 (e)(g)(h)(l).................      4,800,000           2,055,662
                                                   --------------

TOBACCO (0.5%)
Standard Commercial Corp.
 8.875%, due 8/1/05...........     21,995,000          17,623,494
                                                   --------------

TOYS (0.1%)
Hasbro, Inc.
 7.95%, due 3/15/03...........      2,480,000           2,233,495
                                                   --------------
Total Corporate Bonds
 (Cost $2,389,475,965)........                      1,873,147,892
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                ---------------------------------
FOREIGN BONDS (4.9%)

BROADCAST/MEDIA (0.5%)
Central European Media
 Enterprises Ltd.
 Series BR
 8.125%, due 8/15/04 (g)......  DM 25,792,000      $    3,485,691
Diamond Holdings PLC
 10.00%, due 2/1/08...........  L  10,000,000          11,950,464
Maxwell Communications Corp.,
 PLC
 Facility B (d)(g)(h).........      1,131,066              33,792
                                                   --------------
                                                       15,469,947
                                                   --------------
CABLE TV (0.3%)
United Pan-Europe
 Communications N.V.
 Series B
 10.875%, due 11/1/07.........  $   7,345,000           4,482,529
 11.25%, due 2/1/10...........      7,180,000           4,358,231
                                                   --------------
                                                        8,840,760
                                                   --------------
GOLD & PRECIOUS METALS MINING (0.0%) (b)
Greenstone Resources Ltd.
 9.00%, due 2/28/02 (g).......  C$  6,000,000              29,960
                                                   --------------
PUBLISHING (3.3%)
IPC Magazines Group PLC
 (zero coupon), due 3/15/08
 10.75%, beginning 3/15/03
 (m1).........................  L  42,825,000          39,023,120
 9.625%, due 3/15/08..........     10,350,000          12,523,339
Regional Independent Media
 Group (zero coupon), due
 7/1/08
 12.875%, beginning 7/1/03....     30,010,000          34,966,759
TDL Infomedia Group Ltd.
 12.125%, due 10/15/09........  E  12,250,000          19,633,009
                                                   --------------
                                                      106,146,227
                                                   --------------
TELECOMMUNICATIONS (0.4%)
Global TeleSystems Group, Inc.
 11.00%, due 12/1/09..........  E  27,710,000          11,057,155
                                                   --------------
TELECOMMUNICATIONS--LONG DISTANCE (0.4%)
NTL Communications Corp.
 9.875%, due 11/15/09 (m).....  E  16,670,000          13,147,187
                                                   --------------
Total Foreign Bonds
 (Cost $217,677,180)..........                        154,691,236
                                                   --------------

LOAN ASSIGNMENTS & PARTICIPATIONS (1.1%)

AUTO PARTS & EQUIPMENT (0.2%)
Global Motorsport Group, Inc.
 Bank debt, Tranche B
 10.375%, due 10/31/05
 (d)(l).......................  $   4,900,000           4,875,500
                                                   --------------

CABLE TV (0.0%) (b)
Supercanal Holdings, S.A.
 Bank debt
 6.50%, due 11/12/02
 (d)(g)(h)(l).................      1,433,218      $      680,779
                                                   --------------

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                ---------------------------------

HOSPITALS/NURSING HOMES/HEALTH CARE (0.5%)
Genesis Health Ventures, Inc.
 Bank debt, Term Loan B
 9.66%, due 9/30/04
 (d)(g)(h)(l).................  $   6,243,845      $    3,746,307
 Bank debt, Term Loan C
 9.91%, due 6/1/05
 (d)(g)(h)(l).................      6,212,997           3,727,798
 Bank debt, Revolver
 10.25%, due 9/30/03
 (d)(g)(h)(l).................      2,984,541           1,820,570
Multicare Companies, Inc.
 (The)
 Bank debt, Term Loan B
 9.51%, due 9/30/04
 (d)(g)(h)(l).................      5,738,421           3,293,854
 Bank debt, Term Loan C
 10.35%, due 6/1/05
 (d)(g)(h)(l).................      1,902,987           1,092,314
 Bank debt, Revolver
 10.75%, due 9/30/03
 (d)(g)(h)(l).................      1,622,679             931,418
                                                   --------------
                                                       14,612,261
                                                   --------------
MACHINERY--DIVERSIFIED (0.0%) (b)
Harnischfeger Industries, Inc.
 Bank debt, Revolver
 11.00%, due 10/15/02
 (d)(g)(h)(l).................      5,000,000           1,287,500
                                                   --------------

MANUFACTURING--SPECIALIZED (0.3%)
Foamex L.P.
 Bank debt, Revolver
 10.3098%, due 12/30/06
 (d)(l)(n)....................      9,516,419           8,881,987
                                                   --------------

PAPER & FOREST PRODUCTS (0.1%)
Stone Container Corp.
 Bank debt, Term Loan E
 10.375%, due 10/1/03
 (d)(l).......................      3,890,693           3,896,775
                                                   --------------
Total Loan Assignments &
 Participations
 (Cost $39,005,487)...........                         34,234,802
                                                   --------------

U.S. GOVERNMENT (0.4%)

UNITED STATES TREASURY BOND (0.4%)
 5.25%, due 2/15/29 (m2)......     13,170,000          12,616,465
                                                   --------------
Total U.S. Government
 (Cost $11,575,591)...........                         12,616,465
                                                   --------------

YANKEE BONDS (14.0%)

AIR FREIGHT (0.3%)
Pegasus Shipping (Hellas) Ltd.
 Series A
 11.875%, due 11/15/04 (g)....     31,410,000          10,993,500
                                                   --------------

BROADCAST/MEDIA (0.1%)
Central European Media
 Enterprises Ltd.
 9.375%, due 8/15/04 (g)......      7,285,000           1,821,250
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund




                                  PRINCIPAL
                                   AMOUNT              VALUE
                                ---------------------------------
YANKEE BONDS (CONTINUED)

CABLE TV (3.7%)
Australis Holdings Pty Ltd.
 15.00%, due 11/1/02..........  $  10,074,000      $        1,007
British Sky Broadcasting Group
 PLC
 6.875%, due 2/23/09..........     11,680,000          10,261,125
Cablevision S.A.
 13.75%, due 4/30/07..........     31,830,000          23,713,350
Rogers Cablesystems Ltd.
 10.00%, due 12/1/07..........        285,000             299,250
 10.125%, due 9/1/12..........     18,560,000          19,511,200
 11.00%, due 12/1/15..........      7,185,000           7,939,425
United Pan-Europe
 Communications N.V.
 Series B
 (zero coupon), due 8/1/09
 12.50%, beginning 8/1/04.....     46,170,000          14,081,850
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04...     47,265,000          14,415,825
 (zero coupon), due 2/1/10
 13.75%, beginning 2/1/05.....      2,400,000             684,000
 10.875%, due
 11/1/07-8/1/09...............     17,080,000          10,991,200
 11.25%, due 2/1/10...........     15,480,000           9,984,600
 11.50%, due 2/1/10...........      7,625,000           4,975,313
                                                   --------------
                                                      116,858,145
                                                   --------------
CHEMICALS (1.1%)
Marsulex, Inc.
 9.625%, due 7/1/08...........      6,355,000           5,910,150
Octel Development PLC
 10.00%, due 5/1/06...........     30,425,000          28,599,500
                                                   --------------
                                                       34,509,650
                                                   --------------
CONSUMER PRODUCTS (0.0%) (b)
Semi-Tech Corp.
 11.50%, due 8/15/03 (g)(h)...      4,175,000              31,313
                                                   --------------
FINANCE (0.0%) (b)
Intertek Finance PLC
 Series B
 10.25%, due 11/1/06..........      1,000,000             520,000
                                                   --------------

FINANCIAL--MISCELLANEOUS (0.4%)
Tembec Finance Corp.
 9.875%, due 9/30/05..........     12,165,000          12,408,300
                                                   --------------
GOLD & PRECIOUS METALS MINING (0.9%)
Echo Bay Mines Ltd.
 11.00%, due 4/1/27 (i).......     15,020,000           3,755,000
Normandy Yandal Operations
 Ltd.
 8.875%, due 4/1/08...........     30,897,000          24,408,630
                                                   --------------
                                                       28,163,630
                                                   --------------
HOMEBUILDING (0.4%)
Amatek Industries Pty Ltd.
 12.00%, due 2/15/08..........     20,000,000          13,450,000
                                                   --------------

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                ---------------------------------

LEISURE TIME (0.6%)
Royal Caribbean Cruises Ltd.
 7.50%, due 10/15/27..........  $  22,840,000      $   18,329,876
                                                   --------------

OIL--INTEGRATED DOMESTIC (0.2%)
Husky Oil Ltd.
 8.90%, due 8/15/28...........      5,940,000           5,967,876
                                                   --------------

OIL & GAS--EXPLORATION & PRODUCTION (0.3%)
Triton Energy Ltd.
 8.875%, due 10/1/07..........      8,810,000           8,909,113
                                                   --------------

SPECIALIZED SERVICES (0.0%) (b)
Intertek Testing Services Ltd.
 12.00%, due 11/1/07
 (c)(d)(i)....................      6,447,950           1,289,590
                                                   --------------

STEEL (0.3%)
Algoma Steel, Inc.
 12.375%, due 7/15/05.........     24,567,000           8,659,868
                                                   --------------

TELECOMMUNICATIONS (0.3%)
Flag Telecom Holdings Ltd.
 11.625%, due 3/30/10.........      5,870,000           4,578,600
Hermes Europe Railtel B.V.
 11.50%, due 8/15/07..........      9,145,000           3,749,450
                                                   --------------
                                                        8,328,050
                                                   --------------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (3.2%)
360Networks, Inc.
 13.00%, due 5/1/08...........     19,340,000          15,472,000
Millicom International
 Cellular, S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01.....     97,458,000          76,504,530
Rogers Cantel, Inc.
 9.375%, due 6/1/08...........     10,000,000          10,300,000
                                                   --------------
                                                      102,276,530
                                                   --------------
TELECOMMUNICATIONS--LONG DISTANCE (1.1%)
Call-Net Enterprises, Inc.
 (zero coupon), due 8/15/07
 9.27%, beginning 8/15/02.....      6,050,000           1,648,625
 (zero coupon), due 5/15/09
 10.80%, beginning 5/15/04....     23,255,000           4,651,000
 9.375%, due 5/15/09..........     25,165,000          10,820,950
NTL, Inc.
 11.20%, due 11/15/07.........     23,220,000          19,737,000
                                                   --------------
                                                       36,857,575
                                                   --------------
TRANSPORTATION--SHIPPING (1.1%)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/06 (g)......     68,158,200          19,765,878

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                ---------------------------------
YANKEE BONDS (CONTINUED)

TRANSPORTATION--SHIPPING (CONTINUED)
Sea Containers Ltd.
 Series B
 7.875%, due 2/15/08..........  $   9,395,000      $    6,153,725
 10.50%, due 7/1/03...........      2,735,000           2,078,600
 10.75%, due 10/15/06.........      7,820,000           5,649,950
                                                   --------------
                                                       33,648,153
                                                   --------------
Total Yankee Bonds
 (Cost $617,399,106)..........                        443,022,419
                                                   --------------
Total Long-Term Bonds
 (Cost $3,488,180,968)........                      2,707,058,691
                                                   --------------
                                   SHARES
                                -------------
COMMON STOCKS (4.3%)

BEVERAGES--SOFT DRINKS (0.2%)
Dr. Pepper Bottling Holdings,
 Inc.
 Class A (a)..................        200,000           5,000,000
                                                   --------------

CABLE TV (0.1%)
Charter Communication, Inc.
 (a)..........................        216,920           4,921,372
                                                   --------------

CHEMICALS (0.3%)
Millennium Chemicals, Inc.....        510,620           9,254,988
                                                   --------------

DISTRIBUTORS (0.0%) (b)
TLC Beatrice International
 Holdings, Inc. (a)...........         25,000              25,000
                                                   --------------

ELECTRIC POWER COMPANIES (0.2%)
PG&E Corp.....................        246,080           4,921,600
                                                   --------------

ENTERTAINMENT (0.1%)
Alliance Entertainment Corp.
 (a)..........................      1,095,385           2,848,000
                                                   --------------

FINANCE (0.1%)
AMC Financial, Inc. (a).......      1,412,162           3,488,040
                                                   --------------

FINANCIAL--MISCELLANEOUS (0.0%) (b)
Loehmann's Holdings, Inc.
 Series B (a).................         43,750              43,750
                                                   --------------

GOLD & PRECIOUS METALS MINING (0.3%)
Placer Dome, Inc..............        902,915           8,690,557
                                                   --------------
HEALTH CARE--SERVICES (0.9%)
Apria Healthcare Group, Inc.
 (a)..........................        965,340          28,718,865
                                                   --------------

                                   SHARES              VALUE
                                ---------------------------------

LEISURE TIME (0.5%)
Argosy Gaming Co. (a).........        418,885      $    8,037,356
Capital Gaming International,
 Inc. (a).....................         66,333                 663
Equus Gaming Co., L.P.
 Class A (a)..................        114,319             114,319
Pinnacle Entertainment, Inc.
 (a)..........................        662,600           8,945,100
                                                   --------------
                                                       17,097,438
                                                   --------------
PAPER & FOREST PRODUCTS (0.3%)
Abitibi-Consolidated, Inc.
 (o)..........................      1,011,265           9,290,997
                                                   --------------

PUBLISHING (0.1%)
Medianews Group, Inc. (a).....         28,000           2,240,000
                                                   --------------

REAL ESTATE (0.1%)
Metropolis Realty Trust,
 Inc..........................        365,575           4,021,325
                                                   --------------

STEEL (0.3%)
USX-U.S. Steel Group..........        510,250           9,184,500
                                                   --------------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.0%)
 (b)
Celcaribe, S.A. (a)(c)........        751,212           1,126,818
International Wireless
 Communications Holdings, Inc.
 (a)..........................        483,446              77,351
                                                   --------------
                                                        1,204,169
                                                   --------------
TELECOMMUNICATIONS--LONG DISTANCE (0.8%)
Call-Net Enterprises, Inc.
 Series B (a)(o)..............      2,356,995           1,537,853
ICO Global Communications
 Holdings Ltd. (a)............      2,339,777          11,698,885
 Class A (a)(d)(h)............      1,578,948           6,315,792
Sprint Corp. (a)..............        317,800           6,495,038
                                                   --------------
                                                       26,047,568
                                                   --------------

TEXTILES--APPAREL MANUFACTURERS (0.0%) (b)
Hosiery Corp. of America, Inc.
 (a)..........................         17,400             696,000
                                                   --------------
Total Common Stocks
 (Cost $197,776,025)..........                        137,694,169
                                                   --------------

PREFERRED STOCKS (4.1%)

BROADCAST/MEDIA (1.6%)
Paxson Communications Corp.
 12.50% (i)...................         53,868          51,713,107
                                                   --------------

ENTERTAINMENT (0.0%) (b)
Alliance Entertainment Corp.
 Series A1 (a)................            447             447,000
 Series A2 (a)................            503             503,000
                                                   --------------
                                                          950,000
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund




                                   SHARES              VALUE
                                ----------------------------------
PREFERRED STOCKS (CONTINUED)

FINANCIAL--MISCELLANEOUS (0.2%)
North Atlantic Trading Co.
 12.00% (i)...................        136,427      $    1,500,697
Loehmann's Holdings, Inc.
 $0.056, Series A (i).........          2,297               1,149
Pacific & Atlantic (Holdings)
 Inc.
 7.50%, Class A (d)(i)(p).....      1,160,157           5,800,785
                                                   --------------
                                                        7,302,631
                                                   --------------
HOSPITALS/NURSING HOMES/HEALTH CARE (0.1%)
Harborside Healthcare Corp.
 13.50% (i)...................         41,631           2,914,170
                                                   --------------

PAPER & FOREST PRODUCTS (0.1%)
Paperboard Industries
 International, Inc.
 5.00%, Class A (c)(d)(o).....        219,308           3,362,815
                                                   --------------

REAL ESTATE--INVESTMENT/MANAGEMENT (0.8%)
Sovereign Real Estate
 Investment Corp.
 12.00%, Class A (c)..........         28,883          23,106,400
                                                   --------------

TECHNOLOGY (0.0%) (b)
Electronic Retailing Systems
 International, Inc.
 Series A-1 (d)(i)(j)(p)......          9,204                  92
                                                   --------------

TELECOMMUNICATIONS (0.0%) (b)
ICG Holdings, Inc.
 14.25% (h)(i)................         33,954                 340
                                                   --------------

TELECOMMUNICATIONS--LONG DISTANCE (1.3%)
Nextel Communications, Inc.
 13.00%, Series D (i).........         41,574          40,119,431
                                                   --------------
Total Preferred Stocks
 (Cost $178,453,148)..........                        129,468,986
                                                   --------------

WARRANTS (0.1%)

CABLE TV (0.0%) (b)
UIH Australia/Pacific, Inc.
 expire 5/15/06 (a)...........         24,315             607,875
                                                   --------------

FINANCE (0.0%) (b)
ASAT Finance L.L.C.
 expire 11/1/06 (a)(c)........          8,680             260,400
                                                   --------------

                                   SHARES              VALUE
                                ----------------------------------
FINANCIAL SERVICES (0.0%) (b)
North Atlantic Trading Co.
 expire 6/15/07 (a)(c)........             66      $            1
                                                   --------------

HOMEBUILDING (0.0%) (b)
Amatek Industries Pty Ltd.
 Common Rights (a)............          6,000                 300
 Preferred Rights (a).........      1,422,154             711,077
                                                   --------------
                                                          711,377
                                                   --------------
LEISURE TIME (0.0%) (b)
HF Holdings, Inc.
 expire 7/15/02 (a)...........         68,380                 684
Isle of Capri Casinos, Inc.
 expire 5/3/01 (a)............         36,808                 368
Windsor Woodmont Black Hawk
 Resort Corp.
 expire 3/15/10 (a)(c)........          8,500              44,625
                                                   --------------
                                                           45,677
                                                   --------------
OIL & GAS--EXPLORATION AND PRODUCTION (0.1%)
Petro Stopping Centers
 Holdings L.P. (a)(c).........         24,460             868,330
                                                   --------------

PUBLISHING (0.0%) (b)
General Media, Inc.
 expire 12/21/03 (a)(c).......         34,486                 345
                                                   --------------

SPECIALIZED SERVICES (0.0%) (b)
Intertek Testing Services Ltd.
 (a)(d).......................            691             221,120
                                                   --------------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.0%)
 (b)
Occidente y Caribe Celular,
 S.A.
expire 3/15/04 (a)(c).........         28,380             425,700
Ubiquitel Operating Co.
 expire 4/15/10 (a)(c)........         14,230             426,900
                                                   --------------
                                                          852,600
                                                   --------------
TELECOMMUNICATIONS--LONG DISTANCE (0.0%) (b)
ICO Global Communications
 Holdings Ltd.
 expire 5/16/06 (a)...........        587,902               5,879
Telehub Communications Corp.
 expire 7/31/05 (a)(c)........         34,895                 349
                                                   --------------
                                                            6,228
                                                   --------------
Total Warrants
 (Cost $17,853,936)...........                          3,573,953
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    PRINCIPAL
                                     AMOUNT              VALUE
                                ---------------------------------
SHORT-TERM INVESTMENTS (4.0%)

COMMERCIAL PAPER (3.5%)
Ford Motor Credit Co.
 6.55%, due 1/10/01...........  $  30,000,000      $   29,950,687
General Electric Capital Corp.
 6.54%, due 1/12/01...........     30,000,000          29,939,820
Goldman Sachs Group, Inc.
 (The)
 6.55%, due 1/10/01...........     25,000,000          24,958,936
Halifax PLC
 6.55%, due 1/12/01...........     13,125,000          13,098,650
Salomon Smith Barney Holdings,
 Inc.
 6.62%, due 1/8/01............     12,845,000          12,828,426
                                                   --------------
Total Commercial Paper
 (Cost $110,776,519)..........                        110,776,519
                                                   --------------
                                   SHARES
                                -------------
INVESTMENT COMPANY (0.3%)
Merrill Lynch Premier
 Institutional Fund...........      9,095,000           9,095,000
                                                   --------------
Total Investment Company
 (Cost $9,095,000)............                          9,095,000
                                                   --------------
                                  PRINCIPAL
                                   AMOUNT
                                -------------

SHORT-TERM BONDS (0.2%)
AIRLINES (0.2%)
Airtran Airlines, Inc.
 Series B
 10.50%, due 4/15/01..........  $   6,265,000           6,171,025
                                                   --------------
TEXTILE & APPAREL (0.0%) (b)
Alpargatas S.A.I.C.
 11.75%, due 8/18/98
 (c)(g)(q)....................        800,000              40,000
                                                   --------------
Total Short-Term Bonds
 (Cost $6,910,418)............                          6,211,025
                                                   --------------
Total Short-Term Investments
 (Cost $126,781,937)..........                        126,082,544
                                                   --------------
Total Investments
 (Cost $4,009,046,014) (r)....           97.8%      3,103,878,343(s)
Cash and Other Assets,
 Less Liabilities.............            2.2          68,919,503
                                        -----      --------------
Net Assets....................          100.0%     $3,172,797,846
                                        =====      ==============


-------

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Restricted security. (See Note 2)
(e) Eurobond--bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
(f) CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
(g)  Issue in default.
(h)  Issuer in bankruptcy.
(i) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(j)  Illiquid security.
(k) 15,895 Units--each unit reflects $1,000 principal amount of 13.875% Senior Notes plus 1 warrant to acquire 19.9718 shares of common stock at $0.01 per share at a future date.
(l) Floating rate. Rate shown is the rate in effect at December 31, 2000.
(m1) Partially segregated for forward contracts.
(m2) Partially segregated for unfunded loan commitment.
(n)  Multiple tranche facilities.
(o)  Canadian security.
(p)  Convertible security.
(q) The company defaulted on the payment of principal to its creditors on maturity date.
(r) The cost for federal income tax purposes is $4,025,598,945.
(s) At December 31, 2000, net unrealized depreciation was $921,720,602, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $971,596,706 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $49,876,104.
(+) The following abbreviations are used in the above portfolio:

      C$  -- Canadian Dollar

      DM  -- Deutsche Mark

       E  -- Euro

       L  -- Pound Sterling


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2000

ASSETS:
Investment in securities, at value (identified cost
  $4,009,046,014)...........................................       $3,103,878,343
Cash........................................................                4,595
Receivables:
  Dividends and interest....................................           84,569,647
  Fund shares sold..........................................           10,777,117
Unrealized appreciation on foreign currency forward
  contracts.................................................              356,233
                                                                   --------------
        Total assets........................................        3,199,585,935
                                                                   --------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................           12,873,318
  NYLIFE Distributors.......................................            2,412,820
  MainStay Management.......................................            1,532,081
  Transfer agent............................................              844,253
  Investment securities purchased...........................              488,367
  Custodian.................................................               43,593
  Trustees..................................................               26,772
Accrued expenses............................................              626,308
Unrealized depreciation on foreign currency forward
  contracts.................................................            7,940,577
                                                                   --------------
        Total liabilities...................................           26,788,089
                                                                   --------------
Net assets..................................................       $3,172,797,846
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      749,055
  Class B...................................................            4,286,396
  Class C...................................................              175,358
Additional paid-in capital..................................        4,163,656,941
Accumulated distribution in excess of net investment
  income....................................................          (12,730,065)
Accumulated net realized loss on investments................          (70,702,837)
Net unrealized depreciation on investments..................         (905,167,671)
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................           (7,469,331)
                                                                   --------------
Net assets..................................................       $3,172,797,846
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  456,769,570
                                                                   ==============
Shares of beneficial interest outstanding...................           74,905,499
                                                                   ==============
Net asset value per share outstanding.......................       $         6.10
Maximum sales charge (4.50% of offering price)..............                 0.29
                                                                   --------------
Maximum offering price per share outstanding................       $         6.39
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $2,609,319,599
                                                                   ==============
Shares of beneficial interest outstanding...................          428,639,574
                                                                   ==============
Net asset value and offering price per share outstanding....       $         6.09
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $  106,708,677
                                                                   ==============
Shares of beneficial interest outstanding...................           17,535,761
                                                                   ==============
Net asset value and offering price per share outstanding....       $         6.09
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  22,325,605
  Interest..................................................    422,383,358
                                                              -------------
    Total income............................................    444,708,963
                                                              -------------
Expenses:
  Distribution--Class B.....................................     22,903,738
  Distribution--Class C.....................................        730,958
  Management................................................     21,596,824
  Service--Class A..........................................      1,120,730
  Service--Class B..........................................      7,634,293
  Service--Class C..........................................        243,654
  Transfer agent............................................      4,893,701
  Professional..............................................        856,717
  Custodian.................................................        538,461
  Shareholder communication.................................        484,013
  Recordkeeping.............................................        386,613
  Registration..............................................        150,989
  Trustees..................................................         95,875
  Miscellaneous.............................................        376,740
                                                              -------------
    Total expenses before waiver............................     62,013,306
Fees waived by Manager......................................     (1,549,735)
                                                              -------------
    Net expenses............................................     60,463,571
                                                              -------------
Net investment income.......................................    384,245,392
                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................    (76,985,994)
  Securities sold short.....................................     10,192,037
  Foreign currency transactions.............................     20,072,744
                                                              -------------
Net realized loss on investments and foreign currency
  transactions..............................................    (46,721,213)
                                                              -------------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................   (576,362,633)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......    (12,150,501)
                                                              -------------
Net unrealized loss on investments and foreign currency
  transactions..............................................   (588,513,134)
                                                              -------------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (635,234,347)
                                                              -------------
Net decrease in net assets resulting from operations........  $(250,988,955)
                                                              =============

-------
(a) Dividends recorded net of foreign withholding taxes of $123,598.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Year ended       Year ended
                                                               December 31,     December 31,
                                                                   2000             1999
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  384,245,392   $  359,772,792
  Net realized gain (loss) on investments and foreign
    currency transactions...................................     (46,721,213)      78,482,350
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........    (588,513,134)     (99,218,365)
                                                              --------------   --------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    (250,988,955)     339,036,777
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (52,208,902)     (34,495,477)
    Class B.................................................    (320,551,315)    (328,351,161)
    Class C.................................................     (10,903,447)      (4,257,732)
  From net realized gain on investments and foreign currency transactions:
    Class A.................................................              --       (1,561,674)
    Class B.................................................              --      (14,116,121)
    Class C.................................................              --         (277,698)
  In excess of net investment income:
    Class A.................................................      (1,732,306)      (1,965,382)
    Class B.................................................     (10,635,980)     (18,707,825)
    Class C.................................................        (361,779)        (242,584)
  In excess of net realized gain on investments and foreign
    currency transactions:
    Class A.................................................      (3,395,928)              --
    Class B.................................................     (19,692,948)              --
    Class C.................................................        (793,420)              --
                                                              --------------   --------------
      Total dividends and distributions to shareholders.....    (420,276,025)    (403,975,654)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     476,173,677      274,231,217
    Class B.................................................     424,564,744      568,260,794
    Class C.................................................      89,533,009       70,334,833
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      34,900,061       26,644,022
    Class B.................................................     224,409,082      235,753,550
    Class C.................................................       6,001,215        2,452,343
                                                              --------------   --------------
                                                               1,255,581,788    1,177,676,759
  Cost of shares redeemed:
    Class A.................................................    (335,283,516)    (203,043,969)
    Class B.................................................    (772,400,692)    (762,717,121)
    Class C.................................................     (34,717,533)     (13,688,417)
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................     113,180,047      198,227,252
                                                              --------------   --------------
      Net increase (decrease) in net assets.................    (558,084,933)     133,288,375
NET ASSETS:
Beginning of year...........................................   3,730,882,779    3,597,594,404
                                                              --------------   --------------
End of year.................................................  $3,172,797,846   $3,730,882,779
                                                              ==============   ==============
Accumulated distribution in excess of net investment income
  at end of year............................................  $  (12,730,065)  $  (20,915,791)
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                    Class A
                                                        ----------------------------------------------------------------
                                                                            Year ended December 31,
                                                        ----------------------------------------------------------------
                                                          2000          1999          1998          1997          1996
                                                        --------      --------      --------      --------      --------
Net asset value at beginning of period............      $   7.41      $   7.54      $   8.16      $   8.27      $   7.92
                                                        --------      --------      --------      --------      --------
Net investment income.............................          0.80          0.79          0.75          0.74          0.72
Net realized and unrealized gain (loss) on
  investments.....................................         (1.25)        (0.06)        (0.57)         0.23          0.52
Net realized and unrealized gain (loss) on foreign
  currency transactions...........................          0.02          0.02         (0.01)        (0.00)(b)     (0.00)(b)
                                                        --------      --------      --------      --------      --------
Total from investment operations..................         (0.43)         0.75          0.17          0.97          1.24
                                                        --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income......................         (0.80)        (0.80)        (0.74)        (0.74)        (0.71)
  From net realized gain on investments...........            --         (0.03)        (0.03)        (0.34)        (0.18)
  In excess of net investment income..............         (0.03)        (0.05)        (0.01)           --            --
  In excess of net realized gain on investments...         (0.05)           --         (0.01)           --            --
                                                        --------      --------      --------      --------      --------
Total dividends and distributions.................         (0.88)        (0.88)        (0.79)        (1.08)        (0.89)
                                                        --------      --------      --------      --------      --------
Net asset value at end of period..................      $   6.10      $   7.41      $   7.54      $   8.16      $   8.27
                                                        ========      ========      ========      ========      ========
Total investment return (a).......................         (6.48%)       10.33%         2.07%        12.20%        16.33%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.........................         11.35%        10.36%         9.40%         8.79%          9.0%
    Net expenses..................................          1.03%         1.00%         1.00%         1.01%          1.0%
    Expenses (before waiver)......................          1.07%         1.04%         1.04%         1.01%          1.0%
Portfolio turnover rate...........................            54%           83%          128%          128%          118%
Net assets at end of period (in 000's)............      $456,770      $369,275      $278,181      $238,841      $116,805

-------

  *  Class C shares were first offered on September 1, 1998.
  +  Annualized.
     Total return is calculated exclusive of sales charges and is
 (a) not annualized.
 (b) Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                Class B                                                 Class C
    ---------------------------------------------------------------   -------------------------------------------
                                                                                                    September 1*
                        Year ended December 31,                        Year ended     Year ended       through
    ---------------------------------------------------------------   December 31,   December 31,    December 31
       2000          1999         1998         1997         1996          2000           1999           1998
    ----------    ----------   ----------   ----------   ----------   ------------   ------------   -------------
    $     7.40    $     7.53   $     8.15   $     8.26   $     7.92     $   7.40       $  7.53         $  7.43
    ----------    ----------   ----------   ----------   ----------     --------       -------         -------
          0.74          0.73         0.69         0.69         0.67         0.74          0.73            0.27
         (1.25)        (0.06)       (0.57)        0.23         0.52        (1.25)        (0.06)           0.15
          0.02          0.02        (0.01)       (0.00)(b)    (0.00)(b)     0.02          0.02           (0.01)
    ----------    ----------   ----------   ----------   ----------     --------       -------         -------
         (0.49)         0.69         0.11         0.92         1.19        (0.49)         0.69            0.41
    ----------    ----------   ----------   ----------   ----------     --------       -------         -------
         (0.74)        (0.75)       (0.68)       (0.69)       (0.67)       (0.74)        (0.75)          (0.27)
            --         (0.03)       (0.03)       (0.34)       (0.18)          --         (0.03)          (0.03)
         (0.03)        (0.04)       (0.01)          --           --        (0,03)        (0.04)             --
         (0.05)           --        (0.01)          --           --        (0.05)           --           (0.01)
    ----------    ----------   ----------   ----------   ----------     --------       -------         -------
         (0.82)        (0.82)       (0.73)       (1.03)       (0.85)       (0.82)        (0.82)          (0.31)
    ----------    ----------   ----------   ----------   ----------     --------       -------         -------
    $     6.09    $     7.40   $     7.53   $     8.15   $     8.26         6.09       $  7.40         $  7.53
    ==========    ==========   ==========   ==========   ==========     ========       =======         =======
         (7.20%)        9.51%        1.31%       11.55%       15.58%       (7.20%)        9.51%           5.58%
         10.60%         9.61%        8.65%        8.18%         8.4%       10.60%         9.61%           8.65%+
          1.78%         1.75%        1.75%        1.62%         1.6%        1.78%         1.75%           1.75%+
          1.82%         1.79%        1.79%        1.62%         1.6%        1.82%         1.79%           1.79%+
            54%           83%         128%         128%         118%          54%           83%            128%
    $2,609,320    $3,294,427   $3,309,389   $3,380,439   $2,441,180      106,709       $67,181         $10,025

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay High Yield Corporate Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular

Notes to Financial Statements




trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's Subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

REPURCHASE AGREEMENTS. The Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued

MainStay High Yield Corporate Bond Fund




interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at December 31, 2000:

                                                               Contract        Contract        Unrealized
                                                                Amount          Amount       Appreciation/
                                                                 Sold         Purchased      (Depreciation)
                                                              -----------    ------------    --------------
Foreign Currency Sale Contracts
-------------------------------
Euro vs. U.S. Dollar, expiring 3/1/01.......................  E43,965,694    $ 39,322,790     $(2,067,594)
Pound Sterling vs. U.S. Dollar, expiring 3/1/01.............  L74,300,000    $105,234,805      (5,872,983)

                                                               Contract       Contract
                                                                Amount         Amount
                                                               Purchased        Sold
                                                              -----------    -----------
Foreign Currency Buy Contracts
------------------------------
Euro vs. U.S. Dollar, expiring 3/1/01.......................   E6,410,000     $5,678,299         356,233
                                                                                             -----------
Net unrealized depreciation on foreign currency forward
  contracts.................................................                                 $(7,584,344)
                                                                                             ===========

SECURITIES SOLD SHORT. The Fund may engage in short sales as a method of hedging declines in the value of securities owned. When the Fund enters into a short sale, it must segregate the security sold short, or securities equivalent in kind and amount to the securities sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

At December 31, 2000 there were no open short sales.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at December 31, 2000:

                                                              Principal                                      Percent
                                           Date(s) of          Amount/                         12/31/00         of
Security                                   Acquisition          Shares            Cost          Value       Net Assets
--------------------------------------  -----------------  ----------------   ------------   ------------   ----------
Electronic Retailing Systems
  International, Inc.
  8.00%, due 8/1/04 (a)...............   7/6/00-10/1/00      $    1,172,520   $     87,939   $     87,939      0.0%(b)
  10.00%, due 8/1/01 (a)..............   7/6/00-10/1/00           1,178,004        450,587        450,587      0.0(b)
  Preferred Stock
  Series A-1 (a)......................   6/18/98-2/24/00              9,204             92             92      0.0(b)
Foamex L.P.
  Bank debt, Revolver
  10.3098%, due 12/30/06..............   1/6/00-12/29/00          9,516,419      9,310,188      8,881,987      0.3
FRI-MRD Corp.
  14.00%, due 1/24/02.................      10/30/98             19,000,000     19,267,745     18,715,000      0.6
  15.00%, due 1/24/02.................  8/12/97-12/22/99         55,050,000     54,922,148     46,792,500      1.5
Genesis Health Ventures, Inc.
  Bank debt, Term Loan B
  9.66%, due 9/30/04..................  12/20/99-5/24/00          6,243,845      4,269,128      3,746,307      0.1
  Bank debt, Term Loan C
  9.91%, due 6/1/05...................  12/20/99-5/24/00          6,212,997      4,225,311      3,727,798      0.1
  Bank debt, Revolver
  10.25%, due 9/30/03.................   2/15/00-7/14/00          2,984,541      1,742,258      1,820,570      0.1
Global Motorsport Group, Inc.
  Bank debt, Tranche B
  10.375%, due 10/31/05...............      12/15/98              4,900,000      4,900,000      4,875,500      0.2
Harnischfeger Industries, Inc.
  Bank debt, Revolver
  11.00%, due 10/15/02................       5/9/00               5,000,000      2,328,464      1,287,500      0.0(b)
ICO Global Communications
  Holdings Ltd.
  Common Stock
  Class A.............................       5/15/00              1,578,948     16,500,007      6,315,792      0.2

MainStay High Yield Corporate Bond Fund




                                                              Principal                                      Percent
                                           Date(s) of          Amount/                         12/31/00         of
Security                                   Acquisition          Shares            Cost          Value       Net Assets
--------------------------------------  -----------------  ----------------   ------------   ------------   ----------
Intertek Testing Services Ltd.
  12.00%, due 11/1/07 (a).............   11/8/96-11/1/00       $  6,447,950   $  6,275,567   $  1,289,590      0.0%(b)
  Warrants............................       11/8/96                    691        223,440        221,120      0.0(b)
Maxwell Communications Corp., PLC
  Facility A..........................  4/29/94-11/22/94          9,973,584              0(c)     199,472      0.0(b)
  Facility B..........................  4/29/94-11/22/94          1,131,066              0(c)      33,792      0.0(b)
Multicare Companies, Inc. (The)
  Bank debt, Term Loan B
  9.51%, due 9/30/04..................  12/20/99-5/24/00          5,738,421      3,899,996      3,293,854      0.1
  Bank debt, Term Loan C
  10.35%, due 6/1/05..................  12/20/99-5/24/00          1,902,987      1,281,401      1,092,314      0.1
  Bank debt, Revolver
  10.75%, due 9/30/03.................       2/15/00              1,622,679        940,513        931,418      0.0(b)
Pacific & Atlantic (Holdings) Inc.
  Preferred Stock
  7.50%, Class A......................    2/4/00-5/5/00           1,160,157     10,326,121      5,800,785      0.2
Paperboard Industries
  International, Inc.
  Preferred Stock
  5.00%, Class A......................       5/5/98                 219,308      3,643,057      3,362,815      0.1
President Casinos, Inc.
  12.00%, due 9/15/01.................       12/3/98             10,097,000     10,097,000      8,077,600      0.2
S-C Aircraft
  Series 1997-C
  11.00%, due 7/1/04..................       3/20/97              6,088,016      6,088,016      5,947,444      0.2
Stone Container Corp.
  Bank debt, Term Loan E
  10.2812%, due 10/1/03...............       7/16/97              3,890,693      3,833,003      3,896,775      0.1
Supercanal Holdings, S.A.
  Bank debt
  6.50%, due 11/12/02.................       5/26/00              1,433,218      1,139,864        680,779      0.0(b)
Treasure Bay Gaming & Resorts
  10.00%, due 11/1/03.................       5/1/96               1,565,195      1,565,195        313,039      0.0(b)
                                                                              ------------   ------------      ---
                                                                              $167,317,040   $131,842,369      4.1%
                                                                              ============   ============      ===

---------------
(a) PIK ("Payment In Kind")--Interest payment is made with additional shares.
(b) Less than one tenth of a percent.
(c) Less than one dollar.

COMMITMENTS AND CONTINGENCIES. As of December 31, 2000, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                               Unfunded
Borrower                                                      Commitment
--------                                                      ----------
Foamex L.P. ................................................  $2,827,342
                                                              ==========

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income for financial reporting purposes but not for federal tax purposes are reported as dividends in excess of net investment income. Permanent book/tax differences of $19,881,287, $191,457 and $20,072,744 are decreases to accumulated distribution in excess of net investment income, accumulated net realized loss on investments and accumulated undistributed net realized gain on foreign currency, respectively. These book/tax differences are primarily due to the tax treatment of real estate investment trusts and foreign currency gains.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will

MainStay High Yield Corporate Bond Fund




require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund estimates that the initial adjustment required upon adoption of premium amortization will decrease the recorded cost of its investments (but not their market value) by approximately $4,270,190. Additionally, had this principle been in effect during the fiscal year ended December 31, 2000, the Fund estimates that net investment income would have decreased by approximately $0.01 per share (0.13% of net assets) and realized and unrealized loss per share would have decreased by the same amount.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as an expense of the Fund on ex-dividend date.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

      (i) market value of investment securities, other assets and liabilities--at the valuation date,

     (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), served as the Fund's manager pursuant to a management agreement and provided offices and conducted clerical, recordkeeping and bookkeeping services, and kept most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. The Manager has voluntarily established a fee breakpoint, which may be discontinued at any time, of 0.55% on assets in excess of $500 million. For the year ended December 31, 2000 the Manager earned $21,596,824 and waived $1,549,735 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager paid the Subadvisor a monthly fee of 0.30% of the average daily net assets of the Fund. To the extent that the Manager has voluntarily established a fee breakpoint, the Subadvisor has voluntarily agreed to do so proportionately.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate of MainStay Management LLC and under the common control of New York Life, was substituted in place of MainStay Management LLC as the Fund's investment adviser. Under the Substitution Agreement among MainStay Management LLC, NYLIM and the Fund, NYLIM has assumed all of the interests, rights and responsibilities of MainStay Management LLC under the Management and Sub-Advisory Agreements to which it is a party. The terms and conditions of these agreements, including management fees paid,

MainStay High Yield Corporate Bond Fund




have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Fund and the investment process used by NYLIM is identical to that which was used by MainStay Management LLC.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $173,761 for the year ended December 31, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $14,016, $4,705,199 and $64,481, respectively, for the year ended December 31, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2000 amounted to $4,893,701.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $44,523 for the year ended December 31, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $386,613 for the year ended December 31, 2000.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2000, for federal income tax purposes, capital loss carryforwards of $16,525,356 were available to the extent provided by regulations, to offset future realized gains of the Fund through 2008. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. In addition, the Fund has elected to treat for federal income tax purposes approximately $45,168,874 of qualifying realized capital gains and foreign exchange gains that arose during the year after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2000, purchases and sales of securities, other than short-term securities, were $1,882,315 and $1,790,534, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                  YEAR ENDED                     YEAR ENDED
                                              DECEMBER 31, 2000              DECEMBER 31, 1999
                                         ----------------------------   ----------------------------
                                         CLASS A   CLASS B    CLASS C   CLASS A   CLASS B   CLASS C
                                         -------   --------   -------   -------   -------   --------
Shares sold............................   67,130     59,778   12,639     35,865    74,195     9,209
Shares issued in reinvestment of
  dividends and distributions..........    5,161     33,184      897      3,528    31,228       327
                                         -------   --------   ------    -------   -------    ------
                                          72,291     92,962   13,536     39,393   105,423     9,536
Shares redeemed........................  (47,196)  (109,391)  (5,076)   (26,457)  (99,743)   (1,791)
                                         -------   --------   ------    -------   -------    ------
Net increase (decrease)................   25,095    (16,429)   8,460     12,936     5,680     7,745
                                         =======   ========   ======    =======   =======    ======

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of The MainStay High Yield Corporate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay High Yield Corporate Bond Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Contact your investment professional for a free prospectus containing more information, including advisory fees, risks, other expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of December 31, 2000.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSHY11-02/01

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) High Yield
    Corporate Bond Fund

    ANNUAL REPORT

    DECEMBER 31, 2000

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay International
                                                              Bond Fund versus Salomon Smith Barney
                                                              Non-U.S. Dollar World Government Bond
                                                              Index--Class A, Class B, and Class C Shares      4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               28
                                                              The MainStay(R) Funds                           29

                       This page intentionally left blank

President's Letter

The year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations of technology stocks had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Throughout 2000, the strength of the U.S. dollar versus other currencies made international investing challenging for U.S. investors. A fourth-quarter rally in the euro could signal a turnaround, but only time will tell.

Despite this volatility, MainStay(R) shareholders enjoyed the confidence of knowing that throughout the year, their Funds were consistently managed with well-defined investment disciplines. Seeking to avoid any hint of style drift, each of our portfolio managers rigorously adhered to an investment process that doesn't change, even when the markets shift. MainStay shareholders knew they could depend on our unwavering commitment to integrity and service--in our Fund management, accounting, reporting, and shareholder communications.

This annual report details the events that affected your MainStay investment during the 12 months ended December 31, 2000. The portfolio manager commentary gives you an inside look at the market forces and management decisions that affected your Fund's strategic direction and investment results. If you have questions, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2001

$10,000 Invested in MainStay International
Bond Fund versus Salomon Smith Barney
Non-U.S. Dollar World Government Bond Index

CLASS A SHARES Total Returns: 1 Year -9.76%, 5 Years 1.40%, Since Inception
3.93%
[CLASS A SHARES LINE GRAPH]

                                                                                                  SALOMON SMITH BARNEY NON-U.S.
                                                                MAINSTAY INTERNATIONAL BOND        DOLLAR WORLD GOVERNMENT BOND
                                                                            FUND                              INDEX*
                                                                ---------------------------       -----------------------------
9/13/94                                                                    9550.00                           10000.00
12/94                                                                      9569.00                           10256.00
12/95                                                                     11356.00                           12261.00
12/96                                                                     12935.00                           12761.00
12/97                                                                     13171.00                           12218.00
12/98                                                                     14700.00                           14392.00
12/99                                                                     13492.00                           13661.00
12/00                                                                     12749.00                           13302.00

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -10.91%, 5 Years 1.22%, Since Inception 3.99% Class C Total Returns: 1 Year -7.16%, 5 Years 1.60%, Since Inception 3.99% [CLASS B AND C SHARES LINE GRAPH]

                                                                                                  SALOMON SMITH BARNEY NON-U.S.
                                                                MAINSTAY INTERNATIONAL BOND        DOLLAR WORLD GOVERNMENT BOND
                                                                            FUND                              INDEX*
                                                                ---------------------------       -----------------------------
9/13/94                                                                   10000.00                           10000.00
12/94                                                                     10020.00                           10256.00
12/95                                                                     11819.00                           12261.00
12/96                                                                     13371.00                           12761.00
12/97                                                                     13525.00                           12218.00
12/98                                                                     14985.00                           14392.00
12/99                                                                     13645.00                           13661.00
12/00                                                                     12796.00                           13302.00

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from 9/13/94 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from 9/13/94 through 8/31/98, Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Salomon Smith Barney Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market. Total returns reflect reinvestment of all income and capital gains. You cannot invest directly in an index.

Portfolio Management Discussion and Analysis
The global economy entered the year 2000 with all cylinders firing. Even Japan appeared to finally be coming out of its extended recession. In the U.S., policymakers were concerned about the economy overheating and how higher energy prices and a tight labor market might impact inflation. In the U.K., Australia, and Canada, investors had similar reasons for caution. In Europe, growth was strong but not overheating. The primary concern for policymakers was the euro, which had steadily declined versus the yen and the U.S. dollar since its inception the previous year. The newly formed European Central Bank faced a difficult situation, since raising interest rates might threaten economic expansion, which had been lackluster in Europe for several years.

As the year progressed, market sentiment turned dramatically. The demise of the dot.coms and higher interest rates in the U.S. helped dampen global growth, moving monetary policy away from tightening and toward easing. The result was a dramatic rally in income-securities markets outside of Japan. By the end of the year, the euro had recovered half of its losses versus the U.S. dollar.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, MainStay International Bond Fund returned -5.50% for Class A shares and -6.22% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 1.46% return of the average Lipper(1) international income fund and the -2.63% return of the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index(2) for the same period.

The Fund's relative underperformance versus its peers was almost entirely due to the adverse effects of currency. Clearly, competing Funds had much less currency exposure. In addition, Japanese government bonds underperformed other major bond markets. While the Fund was less than market weighted in Japanese government bonds, we believe it had greater exposure to these securities than competing funds.

SHIFTING CURRENCIES, CHANGING STRATEGIES

For the first three quarters of 2000, currency exposure negatively impacted the Fund's total return. Our fundamental valuation of the euro has shown it to be extremely undervalued versus the U.S. dollar, so for nearly all of 2000, we have had at least 50% of the Fund exposed to the euro. The Japanese yen fared worse versus the U.S. dollar, and at least 26% of the Fund carried yen exposure for much of the year. While this is below the market weight implied by the Salomon Smith Barney Non-U.S. World Government Bond Index, it still contributed significantly to the Fund's negative performance.

-------

(1) See footnote and table on page 9 for more information about Lipper Inc.

(2) See footnote on page 4 for more information about the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[CLASS A BAR GRAPH]

12/94                                                                             0.20
12/95                                                                            18.68
12/96                                                                            13.90
12/97                                                                             1.83
12/98                                                                            11.61
12/99                                                                            -8.22
12/00                                                                            -5.50

CLASS B AND CLASS C SHARES
[CLASS B AND CLASS C SHARES BAR GRAPH]

12/94                                                                             0.20
12/95                                                                            17.96
12/96                                                                            13.13
12/97                                                                             1.15
12/98                                                                            10.79
12/99                                                                            -8.94
12/00                                                                            -6.22

As the end of the year approached, we began seeking ways to reduce the Fund's currency risk and improve its ability to generate current income. This strategy seeks to manage the risks inherent in international bond markets that have volatile currencies whose movements are often difficult to predict.

LOOKING AHEAD

The overall market climate continues to favor income securities and we believe the fourth-quarter recovery of the euro is likely to continue. Although we have reduced the Fund's currency exposure, we have not eliminated it and the Fund will participate in any further upward movement of the euro. Total currency exposure is not likely to exceed 40% of the Fund's value and may be managed more aggressively going forward. We are also increasing emerging-market U.S. dollar debt exposure and reducing low-yielding government debt such as Japanese government bonds. We believe this may benefit shareholders by increasing the Fund's current income generation and hence its long-term total return potential.

Whatever the markets or the global economy may bring, the Fund will continue to seek to provide competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

Joseph Portera
Maureen McFarland
Portfolio Managers
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

   FOREIGN-CURRENCY FORWARD TRANSACTIONS AND NONTAXABLE DISTRIBUTION

   As far as possible, the MainStay International Bond Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. It also seeks to protect its investments from adverse changes in foreign currencies by entering into foreign-currency forward transactions, which may produce gains or losses for the Fund. During the year ended December 31, 2000, a net loss on these transactions caused most of the dividends paid throughout the year to be reclassified as a return of capital. The return of capital to shareholders had no material impact on the Funds's performance or net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected.

     SHARE CLASS    RETURN OF CAPITAL AMOUNT  PERCENT OF TOTAL INCOME DIVIDENDS PAID IN 2000
    --------------  ------------------------  ----------------------------------------------
    Class A shares     $0.5443 per share                           100%
    Class B shares     $0.5003 per share                           100%
    Class C shares     $0.5003 per share                           100%

   Whenever a Fund returns capital to you, the cost basis of your Fund holdings is reduced by the amount of the nontaxable distribution. Accurate cost basis accounting is important in determining any capital gains or losses when shares are eventually sold. You should consult with your tax advisor for additional information on determining the cost basis of your mutual fund shares. This material is provided for informational purposes only. Shareholders should refer to their 2000 Form 1099-DIV for the total amount of their distributions that are taxable and nontaxable.

Returns and Lipper Rankings as of 12/31/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                       SINCE INCEPTION
                    1 YEAR   5 YEARS   THROUGH 12/31/00
    Class A         -5.50%   2.34%          4.69%
    Class B         -6.22%   1.60%          3.99%
    Class C         -6.22%   1.60%          3.99%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                       SINCE INCEPTION
                    1 YEAR   5 YEARS   THROUGH 12/31/00
    Class A         - 9.76%  1.40%          3.93%
    Class B         -10.91%  1.22%          3.99%
    Class C         - 7.16%  1.60%          3.99%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/00

                                            SINCE INCEPTION
                     1 YEAR      5 YEARS    THROUGH 12/31/00
    Class A         53 out of   15 out of       12 out of
                    55 funds    30 funds        27 funds
    Class B         54 out of   21 out of       17 out of
                    55 funds    30 funds        22 funds
    Class C         54 out of   n/a             46 out of
                    55 funds                    49 funds
    Average Lipper
    international
    income fund     1.46%       3.33%           5.25%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
   12/31/00

             NAV 12/31/00   INCOME    CAPITAL GAINS
    Class A     $8.02       $0.5443      $0.0000
    Class B     $8.01       $0.5003      $0.0000
    Class C     $8.01       $0.5003      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/00. Class A shares were first offered to the public on 1/3/95, Class B shares on 9/13/94, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 9/13/94 through 12/31/00.

The preceding pages have not been audited.

MainStay International Bond Fund

                                 PRINCIPAL
                                  AMOUNT              VALUE
--------------------------------------------------------------
LONG-TERM BONDS (87.7%)+
CORPORATE BONDS (12.4%)

ARGENTINA (0.3%)
Supermercados Norte
 Series REGS
 10.875%, due 2/9/04........   $      100,000      $    96,334
                                                   -----------

AUSTRIA (1.5%)
Oesterreichische
 Kontrollbank AG
 1.80%, due 3/22/10.........  Y    43,000,000          383,943
                                                   -----------

FRANCE (3.9%)
Axa S.A.
 7.125%, due 12/15/20.......   L      220,000          332,080
Societe Nationale des
 Chemins
 de Fer
 10.40%, due 12/10/01.......  FF    4,510,000          674,067
                                                   -----------
                                                     1,006,147
                                                   -----------
GERMANY (1.8%)
DePfa Deutsche
 Pfandbriefbank AG
 Series G3
 5.00%, due 2/3/05..........   E      490,000          461,539
                                                   -----------

JAPAN (2.8%)
Inter-American Development
 Bank
 1.90%, due 7/8/09..........  Y    79,000,000          718,939
                                                   -----------

UNITED STATES (2.1%)
Bayerische VBK New York
 4.50%, due 6/24/02.........   E      267,000          249,684
Wal-Mart Stores, Inc.
 5.75%, due 12/19/30........   L      192,000          285,658
                                                   -----------
                                                       535,342
                                                   -----------

Total Corporate Bonds (Cost
 $3,368,496)................                         3,202,244
                                                   -----------

GOVERNMENTS & FEDERAL
 AGENCIES (75.3%)
AUSTRIA (2.8%)
Republic of Austria
 Series 98 2
 4.30%, due 7/15/03.........   E      778,000          723,522
                                                   -----------
BELGIUM (3.9%)
Kingdom of Belgium
 Series 10
 8.75%, due 6/25/02 (c).....  E     1,017,000        1,008,903
                                                   -----------
--------------------------------------------------------------
+ Percentages indicated are based on Fund net assets.

--------------------------------------------------------------
                                 PRINCIPAL
                                  AMOUNT              VALUE

CANADA (7.1%)
Canadian Government 5.50%,
 due 6/1/10.................   C$     584,000      $   392,625
 6.00%, due 9/1/05..........          359,000          246,185
 Series WH31
 6.00%, due 6/1/08..........          914,000          632,157
 Series VR22
 7.50%, due 3/1/01..........          449,000          300,561
 Series VW17
 8.00%, due 6/1/27..........          283,000          248,667
                                                   -----------
                                                     1,820,195
                                                   -----------
DENMARK (2.1%)
Kingdom of Denmark 6.00%,
 due 11/15/09...............   DK   1,939,000          258,391
 7.00%, due 12/15/04........        2,144,000          289,620
                                                   -----------
                                                       548,011
                                                   -----------
FINLAND (2.2%)
Finnish Government 5.75%,
 due 2/23/11................   E      586,000          579,299
                                                   -----------

FRANCE (2.4%)
France Obligations
 Assimilables du Tresor
 4.00%, due 4/25/09.........   E      693,000          609,664
                                                   -----------

GERMANY (11.0%)
Bundesobligation
 Series 127
 4.50%, due 5/19/03 (c).....   E      829,000          778,385
 Series 125
 5.00%, due 11/12/02........          400,000          378,939
Republic of Deutschland
 Series 98
 5.25%, due 1/4/08..........          990,000          955,720
 5.625%, due 1/4/28.........          736,000          710,722
                                                   -----------
                                                     2,823,766
                                                   -----------

IRELAND (2.8%)
Irish Government 4.00%, due
 4/18/10....................   E      825,000          713,660
                                                   -----------

ITALY (6.1%)
Buoni Poliennali del Tesoro
 5.25%, due 12/15/05........   E      386,000          369,844
 6.00%, due 5/1/31..........          991,000          964,129
 6.50%, due 11/1/27.........          232,999          239,763
                                                   -----------
                                                     1,573,736
                                                   -----------
JAPAN (18.3%)
 Series 215
 1.90%, due 9/21/09.........  Y   113,700,000        1,031,099
 Series 47
 2.20%, due 9/21/20.........       24,700,000          215,299
 Series 182
 3.00%, due 9/20/05.........      360,400,000        3,456,981
                                                   -----------
                                                     4,703,379
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2000

                                 PRINCIPAL
                                  AMOUNT              VALUE
--------------------------------------------------------------
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
NETHERLANDS (3.2%)
Netherlands Government
 3.75%, due 7/15/09.........   E      941,000      $   811,055
                                                   -----------

POLAND (1.0%)
Republic of Poland
 Series RSTA
 4.25%, due 10/27/24........   $      330,000          248,325
                                                   -----------

SPAIN (4.3%)
Bonos Y Obligacion del
 Estado 4.50%, due
 7/30/04....................   E      555,000          518,971
 5.15%, due 7/30/09.........          612,000          575,803
                                                   -----------
                                                     1,094,774
                                                   -----------
UNITED KINGDOM (8.1%)
United Kingdom Treasury
 Bonds 5.75%, due 12/7/09...   L      562,000          891,570
 6.00%, due 12/7/28.........          134,000          253,616
 6.75%, due 11/26/04........          235,000          370,177
 7.50%, due 12/7/06.........          143,000          238,854
 9.00%, due 10/13/08........          172,000          322,068
                                                   -----------
                                                     2,076,285
                                                   -----------
Total Governments & Federal
 Agencies (Cost
 $20,412,963)...............                        19,334,574
                                                   -----------
Total Long-Term Bonds (Cost
 $23,781,459)...............                        22,536,818
                                                   -----------

                                 NOTIONAL
                                  AMOUNT
                              -------------
PURCHASED OPTION (0.6%)

UNITED STATES (0.6%)
U.S. Dollar Call/Japanese
 Yen Put Strike price Y 107
 Expire 1/18/01 (a)(d)......        2,435,000          145,533
                                                   -----------

Total Purchased Option (Cost
 $59,901)...................                           145,533
                                                   -----------

                                 PRINCIPAL
                                  AMOUNT              VALUE
--------------------------------------------------------------
SHORT-TERM INVESTMENT (4.2%)

COMMERCIAL PAPER (4.2%)
UBS Finance Delaware L.L.C.
 6.50%, due 1/2/01..........   $    1,075,000      $ 1,074,806
                                                   -----------

Total Short-Term Investment
 (Cost $1,074,806)..........                         1,074,806
                                                   -----------

Total Investments (Cost
 $24,916,166) (e)...........             92.5%      23,757,157(f)
Cash and Other Assets,
 Less Liabilities...........              7.5        1,926,419
                                        -----      -----------
Net Assets..................            100.0%     $25,683,576
                                        =====      ===========

                                 NOTIONAL
                                  AMOUNT
                              -------------
WRITTEN CALL OPTION (-0.0%) (B)

UNITED STATES (-0.0%) (B)
U.S. Dollar Call/Japanese
 Yen Put Strike price Y 115
 Expire 1/18/01 (a)(d)......      (2,435,000)      $   (13,608)
                                                   -----------

Total Written Call Option
 (Premium $15,584)..........                       $   (13,608)
                                                   ===========

-------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) Segregated for foreign currency forward contracts.
(d) Fair valued security.
(e) The cost for federal income tax purposes is $24,957,573.
(f) At December 31, 2000 net unrealized depreciation for securities was $1,200,416, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $394,196, and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,594,612.
(g) The following abbreviations are used in the above portfolio:

     A$-- Australian Dollar
     C$-- Canadian Dollar
     DK-- Danish Krone
      E-- Euro
     FF-- French Franc
      Y-- Japanese Yen
      L-- Pound Sterling
      $-- U.S. Dollar


                                                                              11
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2000

ASSETS:
Investment in securities, at value (identified cost
  $24,916,166)..............................................       $23,757,157
Cash denominated in foreign currencies (identified cost
  $628,063).................................................           666,986
Cash........................................................           103,688
Receivables:
  Investment securities sold................................         1,275,742
  Interest..................................................           401,320
  Fund shares sold..........................................            85,479
Unrealized appreciation on foreign currency forward
  contracts.................................................           304,774
                                                                   -----------
        Total assets........................................        26,595,146
                                                                   -----------
LIABILITIES:
Written call option, at value (premium received $15,584)
  (Note 2)..................................................            13,608
Payables:
  Investment securities purchased...........................           309,129
  Fund shares redeemed......................................           159,511
  Transfer agent............................................            21,809
  Custodian.................................................            12,781
  NYLIFE Distributors.......................................            11,362
  MainStay Management.......................................             9,449
  Trustees..................................................               196
Accrued expenses............................................            54,798
Unrealized depreciation on foreign currency forward
  contracts.................................................           318,927
                                                                   -----------
        Total liabilities...................................           911,570
                                                                   -----------
Net assets..................................................       $25,683,576
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    19,825
  Class B...................................................            11,910
  Class C...................................................               288
Additional paid-in capital..................................        28,273,427
Accumulated distribution in excess of net investment
  income....................................................          (173,104)
Accumulated net realized loss on investments................        (1,310,277)
Net unrealized depreciation on investments..................        (1,157,033)
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................            18,540
                                                                   -----------
Net assets..................................................       $25,683,576
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $15,907,181
                                                                   ===========
Shares of beneficial interest outstanding...................         1,982,505
                                                                   ===========
Net asset value per share outstanding.......................       $      8.02
Maximum sales charge (4.50% of offering price)..............              0.38
                                                                   -----------
Maximum offering price per share outstanding................       $      8.40
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 9,545,545
                                                                   ===========
Shares of beneficial interest outstanding...................         1,190,965
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.01
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   230,850
                                                                   ===========
Shares of beneficial interest outstanding...................            28,802
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.01
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Interest (a)..............................................  $ 1,233,643
                                                              -----------
Expenses:
  Management................................................      171,859
  Transfer agent............................................      125,638
  Distribution--Class B.....................................       82,042
  Distribution--Class C.....................................          951
  Service--Class A..........................................       33,714
  Service--Class B..........................................       27,347
  Service--Class C..........................................          317
  Professional..............................................       39,592
  Registration..............................................       38,351
  Shareholder communication.................................       29,620
  Custodian.................................................       23,729
  Recordkeeping.............................................       12,023
  Trustees..................................................          653
  Miscellaneous.............................................       26,793
                                                              -----------
    Total expenses before waiver............................      612,629
Fees waived by Manager......................................      (73,654)
                                                              -----------
    Net expenses............................................      538,975
                                                              -----------
Net investment income.......................................      694,668
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................     (751,692)
  Option transactions.......................................       47,509
  Foreign currency transactions.............................   (2,132,555)
                                                              -----------
Net realized loss on investments and foreign currency
  transactions..............................................   (2,836,738)
                                                              -----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................      560,299
  Written call option transactions..........................          896
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......       84,613
                                                              -----------
Net unrealized gain on investments and foreign currency
  transactions..............................................      645,808
                                                              -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (2,190,930)
                                                              -----------
Net decrease in net assets resulting from operations........  $(1,496,262)
                                                              ===========

---------
(a) Interest recorded net of foreign withholding taxes of $717.


                                                                              13
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2000           1999
                                                              ------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   694,668    $ 1,015,767
  Net realized loss on investments and foreign currency
    transactions............................................   (2,836,738)    (1,414,883)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........      645,808     (2,397,019)
                                                              -----------    -----------
  Net decrease in net assets resulting from operations......   (1,496,262)    (2,796,135)
                                                              -----------    -----------
Dividends and distributions to shareholders:
  From net investment income and net realized gain on
    foreign currency transactions:
    Class A.................................................           --        (54,546)
    Class B.................................................           --        (57,078)
    Class C.................................................           --           (163)
  In excess of net realized gain on investments:
    Class A.................................................           --       (126,027)
    Class B.................................................           --       (142,146)
    Class C.................................................           --           (480)
  Return of capital
    Class A.................................................     (899,903)      (712,492)
    Class B.................................................     (647,462)      (745,579)
    Class C.................................................       (8,416)        (2,130)
                                                              -----------    -----------
      Total dividends and distributions to shareholders.....   (1,555,781)    (1,840,641)
                                                              -----------    -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    6,999,476      1,907,757
    Class B.................................................    1,183,793      2,438,569
    Class C.................................................      186,196        128,002
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      429,612        385,784
    Class B.................................................      565,507        815,129
    Class C.................................................        7,363          1,984
                                                              -----------    -----------
                                                                9,371,947      5,677,225
  Cost of shares redeemed:
    Class A.................................................   (2,301,270)    (3,405,421)
    Class B.................................................   (4,662,105)    (5,571,177)
    Class C.................................................       (1,809)       (74,513)
                                                              -----------    -----------
      Net increase (decrease) in net assets derived from
       capital share transactions...........................    2,406,763     (3,373,886)
                                                              -----------    -----------
      Net decrease in net assets............................     (645,280)    (8,010,662)
NET ASSETS:
Beginning of year...........................................   26,328,856     34,339,518
                                                              -----------    -----------
End of Year.................................................  $25,683,576    $26,328,856
                                                              ===========    ===========
Accumulated distribution in excess of net investment income
  at end of year............................................  $  (173,104)   $   (42,122)
                                                              ===========    ===========


14
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                         Class A
                                                               -----------------------------------------------------------
                                                                                 Year ended December 31,
                                                               -----------------------------------------------------------
                                                                2000         1999         1998         1997         1996
                                                               -------      -------      -------      -------      -------
Net asset value at beginning of period...................      $  9.07      $ 10.57      $ 10.10      $ 10.95      $ 10.43
                                                               -------      -------      -------      -------      -------
Net investment income....................................         0.25(a)      0.36         0.54         0.80         0.72
Net realized and unrealized gain (loss) on investments...        (0.05)       (0.89)        0.58        (0.94)        0.27
Net realized and unrealized gain (loss) on foreign
  currency transactions..................................        (0.71)       (0.33)        0.02         0.33         0.41
                                                               -------      -------      -------      -------      -------
Total from investment operations.........................        (0.51)       (0.86)        1.14         0.19         1.40
                                                               -------      -------      -------      -------      -------
Less dividends and distributions:
  From net investment income and net realized gain on
    foreign currency transactions........................           --        (0.04)       (0.58)       (0.76)       (0.73)
  From net realized gain on investments..................           --           --        (0.09)       (0.28)       (0.15)
  In excess of net realized gain on investments and
    foreign currency transactions........................           --        (0.09)          --           --           --
  Return of capital......................................        (0.54)       (0.51)          --           --           --
                                                               -------      -------      -------      -------      -------
Total dividends and distributions........................        (0.54)       (0.64)       (0.67)       (1.04)       (0.88)
                                                               -------      -------      -------      -------      -------
Net asset value at end of period.........................      $  8.02      $  9.07      $ 10.57      $ 10.10      $ 10.95
                                                               =======      =======      =======      =======      =======
Total investment return (b)..............................        (5.50%)      (8.22%)      11.61%        1.83%       13.90%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income................................         3.17%        3.80%        5.17%        5.35%         5.4%
    Net expenses.........................................         1.86%        1.61%        1.59%        1.56%         1.5%
    Expenses (before waiver).............................         2.16%        1.91%        1.89%        1.86%         1.8%
Portfolio turnover rate..................................          197%         281%         287%         179%          59%
Net assets at end of period (in 000's)...................      $15,907      $12,326      $15,542      $12,263      $11,965

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Per share data based on average shares outstanding during
(a)  the year.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.
(c)  Less than one thousand.

                       Class B                                        Class C
    ----------------------------------------------   ------------------------------------------
                                                                                   September 1*
               Year ended December 31,                Year ended     Year ended      through
    ----------------------------------------------   December 31,   December 31,   December 31,
     2000     1999      1998      1997      1996         2000           1999           1998
    ------   -------   -------   -------   -------   ------------   ------------   ------------
    $ 9.08   $ 10.59   $ 10.12   $ 10.98   $ 10.45      $9.08          $10.59         $10.13
    ------   -------   -------   -------   -------      -----          ------         ------
      0.21(a)    0.29     0.46      0.74      0.64       0.21(a)         0.29           0.16
     (0.05)    (0.90)     0.58     (0.96)     0.27      (0.05)          (0.90)          0.53
     (0.73)    (0.33)     0.02      0.34      0.42      (0.73)          (0.33)          0.02
    ------   -------   -------   -------   -------      -----          ------         ------
     (0.57)    (0.94)     1.06      0.12      1.33      (0.57)          (0.94)          0.71
    ------   -------   -------   -------   -------      -----          ------         ------
        --     (0.03)    (0.50)    (0.70)    (0.65)        --           (0.03)         (0.16)
        --        --     (0.09)    (0.28)    (0.15)        --              --          (0.09)
        --     (0.09)       --        --        --         --           (0.09)            --
     (0.50)    (0.45)       --        --        --      (0.50)          (0.45)            --
    ------   -------   -------   -------   -------      -----          ------         ------
     (0.50)    (0.57)    (0.59)    (0.98)    (0.80)     (0.50)          (0.57)         (0.25)
    ------   -------   -------   -------   -------      -----          ------         ------
    $ 8.01   $  9.08   $ 10.59   $ 10.12   $ 10.98      $8.01          $ 9.08         $10.59
    ======   =======   =======   =======   =======      =====          ======         ======
     (6.22%)   (8.94%)   10.79%     1.15%    13.13%     (6.22%)         (8.94%)         7.05%
      2.42%     3.05%     4.42%     4.69%      4.8%      2.42%           3.05%          4.42%+
      2.61%     2.36%     2.34%     2.22%      2.1%      2.61%           2.36%          2.34%+
      2.91%     2.66%     2.64%     2.52%      2.4%      2.91%           2.66%          2.64%+
       197%      281%      287%      179%       59%       197%            281%           287%
    $9,546   $13,955   $18,797   $20,870   $19,020      $ 231          $   48         $   --(c)

MainStay International Bond Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economical instability, less publicly available information, and changes in tax or currency laws or monetary policy.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

Notes to Financial Statements

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

MainStay International Bond Fund

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at December 31, 2000:

                                                       CONTRACT         CONTRACT        UNREALIZED
                                                        AMOUNT           AMOUNT       APPRECIATION/
                                                         SOLD           PURCHASED     (DEPRECIATION)
                                                    ---------------   -------------   --------------
Foreign Currency Sale Contracts
-------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  1/25/01.........................................  A$      740,000   $     386,998     $ (24,340)
Australian Dollar vs. U.S. Dollar, expiring
  1/25/01.........................................  A$      196,801   $     110,000           606
Australian Dollar vs. U.S. Dollar, expiring
  1/25/01.........................................  A$    1,175,000   $     641,069       (12,068)
Canadian Dollar vs. U.S. Dollar, expiring
  2/27/01.........................................  C$    2,162,296   $   1,414,791       (26,499)
Danish Krone vs. U.S. Dollar, expiring 2/22/01....  DK    3,467,933   $     417,671       (19,330)
Euro vs. U.S. Dollar, expiring 2/6/01.............  E    10,473,245   $   9,710,000      (141,330)
Japanese Yen vs. U.S. Dollar, expiring 2/28/01....  Y   611,766,800   $   5,392,500       (17,456)
Pound Sterling vs. U.S. Dollar, expiring 2/6/01...  L     1,303,000   $   1,895,389       (52,498)
Swedish Krona vs. U.S. Dollar, expiring 2/28/01...  SK    2,047,832   $     215,000        (2,912)
Swiss Franc vs. U.S. Dollar, expiring 2/12/01.....  CF      122,498   $      75,000          (895)
                                                       CONTRACT         CONTRACT
                                                        AMOUNT           AMOUNT
                                                       PURCHASED          SOLD
                                                    ---------------   -------------
Foreign Currency Buy Contracts
------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  1/25/01.........................................  A$    2,240,000   $   1,172,110        73,019
Euro vs. U.S. Dollar, expiring 2/6/01.............  E       559,914   $     491,000        35,666
Euro vs. U.S. Dollar, expiring 2/6/01.............  E     2,075,000   $   1,791,763       160,022
Japanese Yen vs. U.S. Dollar, expiring 2/28/01....  Y   218,418,870   $   1,953,114       (21,599)
Japanese Yen vs. U.S. Dollar, expiring 2/28/01....  Y   147,300,000   $   1,294,376         8,222
Swedish Krona vs. U.S. Dollar, expiring 1/17/01...  SK    3,467,000   $     352,997        14,962
Swiss Franc vs. U.S. Dollar, expiring 2/12/01.....  CF      240,000   $     136,418        12,277
                                                                                        ---------
Net unrealized depreciation on foreign currency
  forward contracts...............................                                      $ (14,153)
                                                                                        =========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the year ended December 31, 2000 was as follows:

                                                               NOTIONAL
                                                                AMOUNT     PREMIUM
                                                              ----------   --------
Options outstanding at December 31, 1999....................  (3,700,000)  $(26,973)
Options--written............................................  (9,800,000)   (60,312)
Options--buybacks...........................................   4,285,000     43,615
Options--expired............................................   6,780,000     28,086
                                                              ----------   --------
Options outstanding at December 31, 2000....................  (2,435,000)  $(15,584)
                                                              ==========   ========

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment;

MainStay International Bond Fund

temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. A permanent book/tax difference of $47,509 is an increase to accumulated net realized loss on investments. In addition, decreases of $730,131, $2,132,555 and $2,815,177 have been made to accumulated distributions in excess of net investment income, accumulated net realized loss on foreign currency transactions and additional paid-in capital, respectively. These book/tax differences are due to a return of capital distribution and the tax treatment of option losses, foreign currency losses and net operating loss.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting the accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund estimates that the initial adjustment required upon adoption of premium amortization will decrease the recorded cost of its investments (but not their market value) by approximately $82,341. Additionally, had this principle been in effect during the fiscal year ended December 31, 2000, the Fund estimates that net investment income would have decreased by approximately $0.03 per share (0.32% of net assets) and realized and unrealized loss per share would have decreased by the same amount.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

Foreign currency held at December 31, 2000:

             CURRENCY                                    COST                    VALUE
----------------------------------                     --------                 --------
Euro                 E    710,393                      $628,063                 $666,986
                                                       ========                 ========

CONCENTRATION. At December 31, 2000, substantially all of the Fund's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of December 31, 2000, the Fund invested approximately 23.2% of its net assets in issuers in Japan. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region or country.

Substantially all of the Fund's net assets consist of securities which are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies

MainStay International Bond Fund

based in the United States. In addition, certain securities may be subject to substantial governmental involvement in the economy and social, economic and political uncertainty.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), served as the Fund's manager pursuant to a management agreement and provided offices and conducted clerical, recordkeeping and bookkeeping services, and kept most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has agreed to waive a portion of its fee, 0.30% of the Fund's average daily net assets, until such time as the Fund reaches $50 million in net assets. For the year ended December 31, 2000, the Manager earned $171,859 and waived $73,654 of its fee.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager paid the Subadvisor a monthly fee of 0.45% of the average daily net assets of the Fund. The Subadvisor has voluntarily agreed to waive a portion of its fee until such time as the Fund reaches $50 million in net assets.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate of MainStay Management LLC and under the common control of New York Life, was substituted in place of MainStay Management LLC as the Fund's investment adviser. Under the Substitution Agreement among MainStay Management LLC, NYLIM and the Fund, NYLIM has assumed all of the interests, rights and responsibilities of MainStay Management LLC under the Management and Sub-Advisory Agreements to which it is a party. The terms and conditions of these agreements, including management fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Fund and the investment process used by NYLIM is identical to that which was used by MainStay Management LLC.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans ("the Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $514 for the year ended December 31, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $11, $17,832 and $124, respectively, for the year ended December 31, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2000 amounted to $125,638.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 2000, New York Life held shares of Class A with net asset value of $6,298,416 which represents 39.6% of the Class A net assets at year end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $307 for the year ended December 31, 2000.

MainStay International Bond Fund

Fees for recordkeeping services provided to the Fund by the Manager amounted to $12,023 for the year ended December 31, 2000.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2000, for federal income tax purposes, capital loss carryforwards of $1,251,891 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through 2008. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                           AMOUNT
                     AVAILABLE THROUGH                        (000'S)
------------------------------------------------------------  --------
     2007...................................................   $  403
     2008...................................................      849
                                                               ------
                                                               $1,252
                                                               ======

In addition, the fund intends to elect to treat for federal income tax purposes $190,866 of qualifying capital losses that arose during the year after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2000, purchases and sales of U.S. Government securities were $0 and $1,155, respectively. Purchases and sales of securities other than U.S. Government securities and short-term securities, were $45,659 and $46,223, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There was no outstanding balance on this line of credit during the year ended December 31, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                         YEAR ENDED                    YEAR ENDED
                                                      DECEMBER 31, 2000             DECEMBER 31, 1999
                                                 ---------------------------   ---------------------------
                                                 CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                                 -------   -------   -------   -------   -------   -------
Shares sold....................................    854       141       23        200       248       13
Shares issued in reinvestment of dividends and
  distributions................................     53        69        1         41        85       --(a)
                                                  ----      ----       --       ----      ----       --
                                                   907       210       24        241       333       13
Shares redeemed................................   (282)     (555)      --(a)    (354)     (572)      (8)
                                                  ----      ----       --       ----      ----       --
Net increase (decrease)........................    625      (345)      24       (113)     (239)       5
                                                  ====      ====       ==       ====      ====       ==

-------

(a)  Less than one thousand shares.

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of The MainStay International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay International Bond Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

                                                                              29
                                                                               -

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Contact your investment professional for a free prospectus containing more information, including advisory fees, risks, other expenses, and share classes. Please read the prospectus carefully before you invest or send money.

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of December 31, 2000.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, investment advisor to The MainStay Funds.

------------------------------------------------------
 Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved.  MSIB11-02/01

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    International Bond Fund

    ANNUAL REPORT
    DECEMBER 31, 2000

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay International
                                                              Equity Fund versus Morgan Stanley Capital
                                                              International EAFE Index--Class A, Class B,
                                                              and Class C Shares                               3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year Performance                         5
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            15
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               28
                                                              The MainStay(R) Funds                           29

President's Letter

The year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations of technology stocks had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Throughout 2000, the strength of the U.S. dollar versus other currencies made international investing challenging for U.S. investors. A fourth-quarter rally in the euro could signal a turnaround, but only time will tell.

Despite this volatility, MainStay(R) shareholders enjoyed the confidence of knowing that throughout the year, their Funds were consistently managed with well-defined investment disciplines. Seeking to avoid any hint of style drift, each of our portfolio managers rigorously adhered to an investment process that doesn't change, even when the markets shift. MainStay shareholders knew they could depend on our unwavering commitment to integrity and service--in our Fund management, accounting, reporting, and shareholder communications.

This annual report details the events that affected your MainStay investment during the 12 months ended December 31, 2000. The portfolio manager commentary gives you an inside look at the market forces and management decisions that affected your Fund's strategic direction and investment results. If you have questions, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2001

$10,000 Invested in MainStay
International Equity Fund versus
Morgan Stanley Capital International
EAFE Index

CLASS A SHARES Total Returns: 1 Year -25.65%, 5 Years 5.51%, Since Inception
4.81%

[LINE GRAPH]

                                                               MAINSTAY INTERNATIONAL EQUITY          MORGAN STANLEY CAPITAL
                                                                            FUND                    INTERNATIONAL EAFE INDEX*
                                                               -----------------------------        -------------------------
9/13/94                                                                    9450.00                           10000.00
12/94                                                                      9233.00                            9586.00
12/95                                                                      9718.00                           10661.00
12/96                                                                     10669.00                           11306.00
12/97                                                                     11151.00                           11507.00
12/98                                                                     13400.00                           13808.00
12/99                                                                     17090.00                           17532.00
12/00                                                                     13447.00                           15048.00

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -25.62%, 5 Years 5.69%, Since Inception 5.04% Class C Total Returns: 1 Year -22.49%, 5 Years 6.01%, Since Inception 5.04%

[LINE GRAPH]

                                                               MAINSTAY INTERNATIONAL EQUITY          MORGAN STANLEY CAPITAL
                                                                            FUND                    INTERNATIONAL EAFE INDEX*
                                                               -----------------------------        -------------------------
9/13/94                                                                   10000.00                           10000.00
12/94                                                                      9770.00                            9586.00
12/95                                                                     10187.00                           10661.00
12/96                                                                     11109.00                           11306.00
12/97                                                                     11529.00                           11507.00
12/98                                                                     13759.00                           13808.00
12/99                                                                     17418.00                           17532.00
12/00                                                                     13637.00                           15048.00

-------

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from 9/13/94 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from 9/13/94 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge
  (CDSC) of up to 5% if redeemed within the first six years of purchase and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Morgan Stanley Capital International Europe, Australasia, Far East Index--the EAFE Index--is an unmanaged, capitalization-weighted index containing approximately 1,200 equity securities of companies located outside the U.S. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Portfolio Management Discussion and Analysis

By any measure, 2000 was a difficult year for U.S. investors in international equities. Only seven nations in the MSCI EAFE Index(1) earned positive returns in local currency terms and only two earned positive returns in U.S. dollar terms.

Early in the year, Japan launched a fiscal-stimulus package that failed to jump-start the Japanese economy and stock market--or dramatically strengthen the yen. Southeast Asian nations had very poor results for the year, largely as a result of weakness in Japan and monetary tightening by the world's largest economies. Australia, which benefited from the Olympic games, suffered from currency weakness relative to the U.S. dollar. New Zealand had a particularly disappointing year, returning -33.55% in U.S. dollar terms.

Europe fared reasonably well through much of the year, but suffered in the fourth quarter when the European Central Bank surprised the markets in October by moving to tighten interest rates by 25 basis points. Europe was not immune to the broad-based decline in U.S. technology and telecommunications stocks. Throughout Europe, defensive "old-economy" industries tended to show stronger relative performance. A declining euro hurt U.S. investors in most European nations, despite a rally late in the year.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, MainStay International Equity Fund returned -21.32% for Class A shares and -21.71% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -15.60% return of the average Lipper(2) international fund over the same period. All share classes also underperformed the -14.17% return of the MSCI EAFE Index for 2000. The Fund's decision to move to an overweighted position in Japanese equities early in the year detracted from its relative performance and currency exposure negatively impacted the Fund.

JAPANESE AND PACIFIC RIM EQUITIES

Anticipating positive results from Japan's fiscal-reform package was an unfortunate error early in 2000. The Fund increased its allocation to Japanese equities, focusing primarily on large companies with worldwide exports, such as Sony, Toshiba, NEC, and Pioneer. When it became evident that neither Japan nor global investors were benefiting from the fiscal-reform package, we reduced the Fund to an underweighted position in Japan, but much of the damage had already been done. Weakness in the yen versus the dollar exacerbated the problems among the Fund's Japanese holdings, and we continue to evaluate this anemic economy for opportunities and potential pitfalls.


-------

(1) See footnote on page 3 for more information about the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index.

(2) See footnote and table on page 9 for more information about Lipper Inc.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

[BAR GRAPH]

Year-End                                                                     Total Return
--------                                                                     ------------
12/94                                                                            -2.30%
12/95                                                                             5.25%
12/96                                                                             9.78%
12/97                                                                             4.52%
12/98                                                                            20.17%
12/99                                                                            27.54%
12/00                                                                           -21.32%

Past performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares through 12/31/94. See footnote * on page 9 for more information on performance.

CLASS B AND CLASS C SHARES

[BAR GRAPH]

Year-End                                                                     Total Return
--------                                                                     ------------
12/94                                                                            -2.30%
12/95                                                                             4.27%
12/96                                                                             9.05%
12/97                                                                             3.78%
12/98                                                                            19.34%
12/99                                                                            26.60%
12/00                                                                           -21.71%

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 9 for more information on performance.


Traditional industries, which account for the bulk of the economy, appear to be advancing much more slowly than high-tech companies, which account for only 10% of Japan's gross domestic product. Until more sectors start to share in the upturn, wage growth and consumer demand are likely to remain sluggish and the country's fiscal recovery may remain fragile.

Toshiba Corporation, which returned -2.05% in local currency terms for 2000, substantially outperformed the -37.70% local currency return of the MSCI electronics sector for the same period. Toshiba manufactures electronic products and its semiconductor operations are improving. We believe that the company's recent restructuring efforts should raise expectations of future earnings.

Singapore (-27.72%) and Hong-Kong (-14.74%), both in U.S. dollar terms, also contributed to the Fund's negative results in 2000. Concerns about monetary tightening, the high price of oil and gas, and fear that a slowing global economy could threaten another "Asian crisis," contributed to weakness throughout Southeast Asia. At year-end, the Fund was underweighted Hong Kong and neutral in Singapore relative to the EAFE Index.

In Australia, third-quarter gross domestic product received a substantial boost from the Olympics, but the rollout of the 10% Goods and Services Tax on July 1, 2000, led to a sharp drop in the retail sector. For the year, Australian stocks returned 6.04% in local currency terms, but -9.95% when those returns were translated into U.S. dollars.

The Fund is neutrally weighted in Australia, but focused on the natural-resource and banking sectors. BHP Ltd. is a diversified resource company that has benefited from new management and asset restructuring. While the stock declined substantially early in 2000, we believe recent developments may improve its long-term outlook.

EUROPEAN RESULTS

With the U.S. dollar rising strongly against the euro throughout the first three quarters of the year, even the strongest core European markets saw their returns dramatically reduced for U.S. investors. Switzerland, which benefited from its concentration in financial and pharmaceutical stocks, was the strongest market in which the Fund participated, returning +7.16% in local currency terms and +5.58% in U.S. dollar terms. Although stocks in Denmark also provided positive returns in U.S. dollar terms, the Fund's only Danish holding was a telecommunications company that was negatively impacted by the industry's general decline. Fortunately, the position was small enough to have minimal impact on the Fund's performance.

France, Italy, and the Netherlands recorded positive returns in local currency terms, but negative results in U.S. dollar terms. Alcatel, S.A. is a French electronics and communications equipment company that returned +32.68% in local terms for 2000, substantially outperforming the -36.61% local return of MSCI communication equipment sector. The company is likely to benefit from European clients that purchase UTMS (3G Spectrum) licenses and plans to buy Quebec-based Innovative Fibers, a specialist in passive optronics components.

The rest of Europe recorded negative results in both local currency and U.S. dollar terms. With the communications equipment sector returning -36.61% for the year, market leader Nokia Oyj, a Finnish company, managed to return +5.56% in local terms, dropping substantially in the second half of the year as handset sales slowed. Swedish competitor Ericsson AB, on the other hand, returned -21.39% in local terms, outperforming the sector as a whole, but suffering setbacks in its handset business.

Germany returned -9.98% in local currency and -14.74% in U.S. dollar terms for the year. Even so, there were standouts in the German stock market. Pharma-ceutical manufacturer Schering AG returned 51.02% in local currency terms in 2000, spurred on by its fertility control business, a growing presence in the U.S. market, a share buyback program, and the possibility of becoming a takeover candidate due to a change in voting-rights restrictions.

Irish-building materials and components company CRH PLC declined 7.38% for the year, falling behind the MSCI construction materials sector as a whole. We continue to believe that the company is likely to benefit from the rapidly growing Irish economy and from the company's strong cash flow, which may allow growth-enhancing acquisitions in the future.

In the U.K., a slowing economy, rising fuel costs, and rail disruptions have taken their toll. For the year, the market was down 4.55% in local terms and lost 11.53% in U.S. dollar terms. Vodafone PLC, a mobile telecommunications company returned -19.97% in local currency terms for the year, but outperformed the -20.87% local return of the MSCI wireless telecom sector over the same period. BP Amoco PLC, a British energy company, suffered a setback in 2000, returning -13.25% in local terms. During the year, the group increased its dividend by 5% and kept cost cutting on schedule. Unfortunately, the company underperformed southern European competitors ENI SPA (+25.24) in Italy and Total Fina Elf (+19.55%) in France, both in local currency terms.

CURRENCY OUTLOOK

Throughout the year, we strongly believed the euro was undervalued and as a result, the Fund suffered from currency exposure. Fortunately, the euro rallied nearly 9% relative to the U.S. dollar in the fourth quarter, allowing the Fund to recover a portion of what it had lost. If the euro's uptrend continues, our expectations for the new European currency may eventually prove justified. We anticipate that the euro will continue to strengthen well into 2001, but recognize its advance could be softened by upside surprises in U.S. economic growth or stock market activity.

The Fund remains pessimistic regarding the Japanese yen, due to significant economic problems in the country and Japan's vulnerability to a decelerating global economy.

LOOKING AHEAD

We remain optimistic about a turnaround in international equities, particularly industries and companies with a demonstrated ability to grow earnings, either through organic growth, consolidation, or cost reductions. We favor countries we believe have dynamic financial markets, flexible labor markets, and adaptive business structures.

Whatever the markets or the global economy may bring, the Fund will continue to seek to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income will remain a secondary objective.

Joseph Portera
Maureen McFarland
Portfolio Managers
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

Returns and Lipper Rankings as of 12/31/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                           SINCE INCEPTION
                   1 YEAR       5 YEARS    THROUGH 12/31/00
Class A           -21.32%        6.71%          5.75%
Class B           -21.71%        6.01%          5.04%
Class C           -21.71%        6.01%          5.04%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                           SINCE INCEPTION
                   1 YEAR       5 YEARS    THROUGH 12/31/00
Class A           -25.65%        5.51%          4.81%
Class B           -25.62%        5.69%          5.04%
Class C           -22.49%        6.01%          5.04%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/00

                                            SINCE INCEPTION
                   1 YEAR       5 YEARS     THROUGH 12/31/00
Class A          525 out of    225 out of       180 out of
                 696 funds     300 funds        227 funds
Class B          534 out of    240 out of       161 out of
                 696 funds     300 funds        200 funds
Class C          534 out of       n/a           517 out of
                 696 funds                      557 funds
Average Lipper
international
fund              -15.60%        9.09%          7.62%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
12/31/00

                NAV 12/31/00    INCOME      CAPITAL GAINS
Class A            $10.98       $0.0000        $0.9849
Class B            $10.70       $0.0000        $0.9849
Class C            $10.70       $0.0000        $0.9849

-------
 * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/00. Class A shares were first offered to the public on 1/3/95, Class B shares on 9/13/94, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 9/13/94 through 12/31/00.

The preceding pages have not been unaudited.

MainStay International Equity Fund

                                   SHARES            VALUE
--------------------------------------------------------------
COMMON STOCKS (100.5%)+

AUSTRALIA (2.5%)
BHP, Ltd. (energy sources).....      35,248       $    371,298
Brambles Industries, Ltd.
 (business & public
 services).....................       8,160            190,450
Commonwealth Bank of Australia,
 Ltd. (banking)................      14,360            246,610
National Australia Bank, Ltd.
 (banking).....................      41,225            660,001
News Corp., Ltd. (The)
 (broadcasting & publishing)...      74,640            580,685
Telstra Corp., Ltd.
 (telecommunications)..........     118,700            423,672
                                                  ------------
                                                     2,472,716
                                                  ------------
BELGIUM (1.5%)
Electrabel, S.A.
 (utilities-electrical &
 gas)..........................       1,780            402,434
Fortis AG (insurance)..........      22,320            725,084
Interbrew N.V. (beverages &
 tobacco)......................       3,300            115,011
Solvay, S.A. Class A
 (chemicals)...................       4,770            266,025
                                                  ------------
                                                     1,508,554
                                                  ------------
DENMARK (0.1%)
Tele Danmark AS Class B
 (telecommunications)..........       3,389            138,120
                                                  ------------
FINLAND (2.5%)
Comptel Oyj
 (telecommunications)..........       3,550             51,163
Nokia Oyj Class A (electrical &
 electronics) (c)..............      39,185          1,747,557
Outokumpu Oyj
 (metals-nonferrous)...........      33,440            252,744
UPM-Kymmene Oyj (forest
 products & paper).............      14,220            487,983
                                                  ------------
                                                     2,539,447
                                                  ------------
FRANCE (13.1%)
Air Liquide, S.A.
 (chemicals)...................       2,422            361,340
Alcatel, S.A. (electrical &
 electronics)..................      13,500            766,844
AXA, S.A. (insurance)..........       4,408            637,353
BNP Paribas, S.A. (banking)....       5,185            455,175
Carrefour, S.A.
 (merchandising)...............      12,780            802,740
Compagnie Generale d'Industrie
 et de Participations, S.A.
 (multi-industry)..............       8,400            398,280
France Telecom, S.A.
 (telecommunications)..........      10,070            869,359
Groupe Danone, S.A. (food &
 household products)...........       4,186            631,194
L'Oreal, S.A. (health &
 personal care)................       8,145            698,200
Lafarge, S.A. (building
 materials & components).......       2,770            232,247
Pernod-Ricard, S.A. (beverages
 & tobacco)....................       3,500            241,531
Pinault-Printemps-Redoute, S.A.
 (merchandising)...............       1,560            335,265
PSA Peugeot Citroen
 (automobiles).................       3,103            705,916
Renault, S.A. (automobiles)....       5,760            300,147
Rhodia, S.A. (chemicals).......      18,000            278,852
Sanofi-Synthelabo, S.A. (health
 & personal care)..............       7,990            532,627
Schneider Electric, S.A.
 (electrical & electronics)....       3,977            290,131

---------
+ Percentages indicated are based on Fund net assets.

                                   SHARES            VALUE
--------------------------------------------------------------
FRANCE (CONTINUED)
Scor, S.A. (insurance).........       8,240       $    427,829
Societe Generale, S.A. Class A
 (banking).....................       5,680            353,040
STMicroelectronics N.V.
 (electronic components &
 instruments)..................      12,300            537,002
Suez Lyonnaise des Eaux, S.A.
 (business & public
 services).....................       2,890            527,759
Suez Lyonnaise des Eaux, S.A.
 Strip (business & public
 services) (a)(d)..............       2,890                 27
Thales, S.A. (aerospace &
 military technology)..........       7,061            338,439
Total Fina Elf, S.A. Class B
 (energy sources) (c)..........      11,123          1,654,227
Total Fina Elf, S.A. Strip
 (energy sources) (a)(c)(d)....       3,780                 36
Vivendi Universal, S.A.
 (business & public
 services).....................      12,435            818,430
                                                  ------------
                                                    13,193,990
                                                  ------------
GERMANY (10.5%)
Allianz AG Registered
 (insurance)...................       2,450            921,729
Bayer AG (chemicals)...........      15,516            817,261
DaimlerChrysler AG
 (automobiles).................       9,372            397,730
Deutsche Bank AG (banking).....       7,400            616,968
Deutsche Telekom AG
 (telecommunications) (c)......      22,712            684,508
Dresdner Bank AG (banking).....      11,700            508,610
E.ON AG (utilities-electrical &
 gas)..........................      17,700          1,076,877
Epcos AG (electronic components
 & instruments)................       5,825            508,624
Infineon Technologies AG
 (electronic components &
 instruments)..................       2,400             89,233
KarstadtQuelle AG
 (merchandising)...............       9,500            294,344
Metro AG (merchandising).......       6,850            315,141
Muenchener Rueckversicherungs-
 Gesellschaft AG Registered
 (insurance)...................       1,100            392,459
RWE AG (utilities-electrical &
 gas)..........................      11,655            517,049
SAP AG (business & public
 services).....................       4,560            530,034
Schering AG (health & personal
 care) (c).....................      25,350          1,439,963
Siemens AG (electrical &
 electronics)..................       9,680          1,265,577
T-Online International AG
 (business & public
 services).....................      15,690            190,034
                                                  ------------
                                                    10,566,141
                                                  ------------
GREECE (0.2%)
Hellenic Telecommunications
 Organization S.A.
 (telecommunications)..........      28,600            207,350
                                                  ------------
HONG KONG (1.5%)
Cheung Kong (Holdings) Ltd.
 (real estate).................      58,000            741,742
China Unicom, Ltd.
 (telecommunications)..........      60,000             91,924
Hang Seng Bank, Ltd.
 (banking).....................      50,000            673,087
                                                  ------------
                                                     1,506,753
                                                  ------------
IRELAND (2.1%)
Allied Irish Banks PLC
 (banking).....................      58,323            676,277
CRH PLC (building materials &
 components)...................      52,667            980,077

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2000


                                   SHARES            VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)

IRELAND (CONTINUED)
Smurfit (Jefferson) Group PLC
 (forest products & paper).....     243,674       $    480,448
                                                  ------------
                                                     2,136,802
                                                  ------------
ITALY (3.9%)
Assicurazioni Generali S.p.A.
 (insurance)...................      10,095            400,926
Banca Intesa S.p.A.
 (banking).....................      72,646            349,220
ENI S.p.A. (energy sources)....     157,970          1,008,560
Italcementi S.p.A. (building
 materials & components).......      46,750            391,091
Seat Pagine Gialle S.p.A. (data
 processing & reproduction)....       2,224              4,959
Telecom Italia S.p.A.
 (telecommunications)..........      39,720            439,311
Telecom Italia Mobile S.p.A.
 (telecommunications)..........     111,800            892,234
Unicredito Italiano S.p.A.
 (banking) (c).................      81,000            423,602
                                                  ------------
                                                     3,909,903
                                                  ------------
JAPAN (17.8%)
Ajinomoto Co., Inc. (food &
 household products)...........      24,000            312,099
Bank of Tokyo-Mitsubishi, Ltd.
 (banking).....................      63,000            627,273
Canon, Inc. (data processing &
 reproduction).................       8,000            280,224
Fujitsu, Ltd. (data processing
 & reproduction)...............      34,000            501,391
Furukawa Electric Co., Ltd.
 (industrial components).......       8,000            139,762
Hitachi, Ltd. (electrical &
 electronics)..................      48,000            427,902
Honda Motor Co., Ltd.
 (automobiles).................      19,000            708,792
Ito-Yokado Co., Ltd.
 (merchandising)...............      11,000            549,064
Japan Airlines Co., Ltd.
 (transportation-airlines).....     154,000            705,306
Matsushita Electric Industrial
 Co., Ltd. (appliances &
 household durables)...........      15,000            358,599
Mitsubishi Electric Corp.
 (electrical & electronics)....     100,000            615,617
Mitsubishi Estate Co., Ltd.
 (real estate).................      25,000            267,089
Mitsubishi Heavy Industries,
 Ltd. (machinery &
 engineering)..................      65,000            283,464
Mitsui Fudosan Co., Ltd.
 (real estate).................      23,000            228,601
Mizuho Holdings, Inc.
 (banking).....................         142            880,394
Murata Manufacturing Co., Ltd.
 (electronic components &
 instruments)..................       1,000            117,344
NEC Corp. (electrical &
 electronics)..................      21,000            384,345
Nippon Mitsubishi Oil Corp.
 (energy sources)..............      80,000            385,308
Nippon Steel Corp.
 (metals-steel)................     107,000            177,093
Nippon Telegraph & Telephone
 Corp. (telecommunications)....          90            648,631
Nomura Securities Co., Ltd.
 (financial services)..........      26,000            467,887
NTT DoCoMo, Inc.
 (telecommunications)..........          22            379,528

                                   SHARES            VALUE
--------------------------------------------------------------
JAPAN (CONTINUED)
Oki Electric Industries Co.,
 Ltd. (electrical &
 electronics)..................      87,000       $    388,548
Olympus Optical Co., Ltd.
 (electronic components &
 instruments)..................      21,000            363,197
Pioneer Corp. (appliances &
 household durables)...........       6,000            160,253
Rohm Co., Ltd. (electronic
 components & instruments).....       1,700            323,046
Sankyo Co., Ltd. (health &
 personal care)................      13,000            311,924
Sharp Corp. (appliances &
 household durables)...........      14,000            168,940
Softbank Corp. (business &
 public services)..............       2,841             98,768
Sony Corp. (appliances &
 household durables)...........      10,500            726,393
Sumitomo Bank, Ltd.
 (banking).....................      40,000            410,878
Sumitomo Electric Industries,
 Ltd. (industrial
 components)...................      20,000            328,212
Sumitomo Forestry Co., Ltd.
 (building materials &
 components)...................      36,000            253,778
Sumitomo Marine & Fire
 Insurance Co., Ltd.
 (insurance)...................      76,000            490,497
Takeda Chemical Industries,
 Ltd. (health & personal
 care).........................      11,000            651,171
TDK Corp. (electronic
 components & instruments).....       3,000            292,134
Tokio Marine & Fire Insurance
 Co., Ltd. (insurance).........      45,000            515,831
Tokyo Electric Power Co., Inc.
 (utilities-electrical &
 gas)..........................       8,000            198,609
Tokyo Seimitsu Co., Ltd.
 (electronic components &
 instruments)..................       7,000            397,830
Toshiba Corp. (electrical &
 electronics)..................      82,000            548,609
Tostem Corp. (building
 materials & components).......      13,000            161,540
Toyota Motor Corp.
 (automobiles).................      44,000          1,406,374
Trans Cosmos, Inc. (business &
 public services)..............         700             30,343
Yamanouchi Pharmaceutical Co.,
 Ltd. (health & personal
 care).........................       6,000            259,557
                                                  ------------
                                                    17,932,145
                                                  ------------
LUXEMBOURG (0.0%) (b)
Carrier 1 International, S.A.
 (telecommunications)..........       1,700             30,326
                                                  ------------
NETHERLANDS (6.7%)
ABN AMRO Holding N.V.
 (banking).....................      25,000            568,502
Akzo Nobel N.V. (chemicals)....       7,200            386,675
Heineken N.V. (beverages &
 tobacco)......................       7,100            429,635
ING Groep N.V. (financial
 services).....................      13,707          1,094,934
Koninklijke Ahold N.V.
 (merchandising)...............       8,800            283,892
Koninklijke KPN N.V.
 (telecommunications)..........       8,301             95,552
Koninklijke (Royal) Philips
 Electronics N.V. (appliance &
 household durables)...........      28,343          1,038,382
Royal Dutch Petroleum Co.
 (energy sources)..............      21,188          1,298,240
TNT Post Group N.V. (business &
 public services)..............       6,665            161,200

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund


                                   SHARES            VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)

NETHERLANDS (CONTINUED)
Unilever CVA N.V. (food &
 household products)...........      20,100       $  1,271,961
Wolters Kluwer CVA N.V.
 (broadcasting & publishing)...       4,812            131,202
                                                  ------------
                                                     6,760,175
                                                  ------------
NEW ZEALAND (0.1%)
Telecom Corp. of New Zealand,
 Ltd. (telecommunications).....      46,270             98,482
                                                  ------------
NORWAY (0.0%) (b)
Stepstone ASA (business &
 public services)..............       6,600             11,601
                                                  ------------
PORTUGAL (2.1%)
Banco Comercial Portugues, S.A.
 Registered (banking)..........     124,430            660,072
Banco Espirito Santo, S.A.
 (banking).....................      28,452            478,172
Electricidade de Portugal, S.A.
 (utilities-electrical &
 gas)..........................      84,000            277,613
Portugal Telecom, S.A.
 Registered
 (telecommunications)..........      41,500            379,511
Sonae SGPS, S.A. (forest
 products & paper).............     281,260            316,889
                                                  ------------
                                                     2,112,257
                                                  ------------
SINGAPORE (1.0%)
Singapore Press Holdings, Ltd.
 (broadcasting & publishing)...      68,000          1,003,921
                                                  ------------
SPAIN (4.1%)
Acciona, S.A. (construction &
 housing)......................      10,440            382,281
Acerinox, S.A.
 (metals-steel)................       8,450            257,845
Banco Bilbao Vizcaya, S.A.
 Registered (banking)..........      39,870            593,326
Banco Santander Central
 Hispano, S.A. (banking).......      67,912            726,891
Endesa, S.A.
 (utilities-electrical & gas)..      20,480            348,999
Gas Natural SDG, S.A.
 (utilities-electrical &
 gas)..........................       8,790            160,106
Iberdrola, S.A.
 (utilities-electrical &
 gas)..........................      23,390            293,177
Promotora de Informaciones,
 S.A. (broadcasting &
 publishing)...................       1,700             28,092
Repsol, S.A. (energy
 sources)......................      21,180            338,457
Telefonica, S.A.
 (telecommunications) (a)(c)...      55,050            909,678
Terra Networks, S.A. (business
 & public services)............       2,300             24,294
                                                  ------------
                                                     4,063,146
                                                  ------------
SWEDEN (3.4%)
AstraZeneca PLC (health &
 personal care)................      16,295            811,687
ForeningsSparbanken AB
 (banking).....................      14,250            218,232
Hennes & Mauritz AB Series B
 (merchandising)...............       8,400            129,978
Nordea AB (banking)............      52,519            414,203
Skandia Forsakrings AB
 (insurance)...................      21,200            344,890
Svenska Handelsbanken Series A
 (banking).....................      16,500            282,418

                                   SHARES            VALUE
--------------------------------------------------------------
SWEDEN (CONTINUED)
Telefonaktiebolaget LM Ericsson
 AB Series B (electrical &
 electronics)..................     108,200       $  1,232,741
                                                  ------------
                                                     3,434,149
                                                  ------------
SWITZERLAND (7.6%)
Credit Suisse Group Registered
 (banking).....................       3,800            722,246
Nestle S.A. Registered (food &
 household products)...........         665          1,551,187
Novartis AG Registered (health
 & personal care)..............         791          1,398,465
Roche Holdings AG Genusscheine
 (health & personal care)......         127          1,293,902
Schweizerische
 Rueckversicherungs-
 Gesellschaft Registered
 (insurance)...................         320            767,170
Syngenta AG (chemicals)........         602             32,320
UBS AG Registered (banking)....       7,230          1,180,088
Zurich Financial Services AG
 (insurance)...................       1,078            649,631
                                                  ------------
                                                     7,595,009
                                                  ------------
UNITED KINGDOM (19.8%)
Abbey National PLC (banking)...      31,580            575,057
BAE Systems PLC (aerospace &
 military technology)..........      32,367            184,697
Barclays PLC (banking).........      37,734          1,167,932
Bass PLC (leisure & tourism)...      60,561            659,501
BG Group PLC
 (utilities-electrical &
 gas)..........................      84,471            330,601
Boots Co. PLC
 (merchandising)...............      27,343            248,747
BP Amoco PLC (energy
 sources)......................     130,734          1,054,574
British Airways PLC
 (transportation-airlines).....      66,702            389,094
British Sky Broadcasting Group
 PLC (broadcasting &
 publishing)...................      19,650            329,051
British Telecommunications PLC
 (telecommunications)..........      41,685            356,181
Cable & Wireless PLC
 (telecommunications)..........      51,462            694,175
CGNU PLC (insurance)...........      18,616            300,891
Diageo PLC (beverages &
 tobacco)......................      51,978            582,339
EMI Group PLC (recreation &
 other consumer goods).........      81,100            666,313
GlaxoSmithKline PLC (health &
 personal care)................      75,139          2,121,397
Granada Compass PLC (leisure &
 tourism)......................      20,467            222,730
Great Universal Stores PLC
 (The) (merchandising).........      33,110            259,912
HSBC Holdings PLC (banking)....      35,365            520,361
Imperial Chemical Industries
 PLC (chemicals)...............      67,680            558,077
Innogy Holdings PLC
 (utilities-electrical &
 gas)..........................      30,620             88,279
International Power PLC
 (utilities-electrical &
 gas)..........................      30,620            114,808
Kingfisher PLC
 (merchandising)...............      98,747            734,226
Lattice Group PLC
 (utilities-electrical &
 gas)..........................      84,471            190,537
Lloyds TSB Group PLC
 (banking).....................     125,984          1,332,427
Marconi PLC
 (telecommunications)..........      37,743            405,378
Prudential Corp. PLC
 (insurance)...................      34,700            558,264
Reed International PLC
 (broadcasting & publishing)...      32,360            338,377

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES            VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)

UNITED KINGDOM (CONTINUED)
Rio Tinto PLC Registered
 (metals-nonferrous)...........      26,460       $    465,618
Royal Bank of Scotland Group
 PLC (banking).................      34,781            821,946
Royal Bank of Scotland Group
 PLC -- Value Shares (banking)
 (a)...........................       7,287              9,035
Sainsbury (J.) PLC
 (merchandising)...............      34,475            204,451
Scottish Power PLC
 (utilities-electrical &
 gas)..........................      23,010            181,831
Tesco PLC (merchandising)......     118,650            483,423
Vodafone Group PLC
 (telecommunications)..........     747,064          2,739,707
                                                  ------------
                                                    19,889,937
                                                  ------------
Total Common Stocks
 (Cost $93,125,400)............                    101,110,924
                                                  ------------
                                  NOTIONAL
                                   AMOUNT
                                 -----------
PURCHASED OPTION (0.7%)

UNITED STATES (0.7%)
U.S. Dollar Call/Japanese Yen
 Put Strike price Y107
 Expire 1/18/01 (a)(e)(h)......  12,280,000            733,941
                                                  ------------
Total Purchased Option
 (Cost $302,088)...............                        733,941
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
SHORT-TERM INVESTMENTS (6.0%)

COMMERCIAL PAPER (6.0%)
UNITED STATES (6.0%)
Barclays U.S. Funding Corp.
 6.57%, due 1/8/01 (financial
 services).....................  $2,000,000          1,997,432
Morgan Stanley Dean Witter &
 Co.
 6.70%, due 1/3/01 (financial
 services).....................   2,000,000          1,999,255

                                  PRINCIPAL
                                   AMOUNT            VALUE
--------------------------------------------------------------
UNITED STATES (CONTINUED)
UBS Finance (De) L.L.C.
 6.56%, due 1/2/01 (financial
 services).....................  $1,980,000       $  1,979,643
                                                  ------------
Total Short-Term Investments
 (Cost $5,976,330).............                      5,976,330
                                                  ------------
Total Investments
 (Cost $99,403,818) (f)........       107.2%       107,821,195(g)
Liabilities in Excess of
 Cash and Other Assets.........        (7.2)        (7,216,450)
                                      -----       ------------
Net Assets.....................       100.0%      $100,604,745
                                      ======      ============
                                  NOTIONAL
                                   AMOUNT
                                 -----------
WRITTEN CALL OPTION (-0.1%)

UNITED STATES (-0.1%)
U.S. Dollar Call/Japanese Yen
 Put Strike price Y115
 Expire 1/18/01 (a)(e)(h)......  (12,280,000)     $    (68,629)
                                                  ------------
Total Written Call Option
 (Premium $78,592).............                   $    (68,629)
                                                  ============

-------

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c) Segregated or partially segregated for forward foreign currency contracts.
(d) Strip securities represent a secondary class of shares traded in the foreign market.
(e)  Fair valued security.
(f)  The cost for federal income tax purposes is $100,548,777.
(g) At December 31, 2000 net unrealized appreciation for securities was $7,272,418, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $18,374,518 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $11,102,100.
(h)  The following abbreviation is used in the above portfolio:
     Y -- Japanese Yen

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund


The table below sets forth the diversification of International Equity Fund investments excluding currency options by industry.

                                     VALUE       PERCENT+
                                  -----------------------
INDUSTRY DIVERSIFICATION
Aerospace & Military
 Technology.....................  $    523,136      0.5%
Appliances & Household
 Durables.......................     2,452,567      2.4
Automobiles.....................     3,518,959      3.5
Banking.........................    17,152,045     17.0
Beverages & Tobacco.............     1,368,516      1.3
Broadcasting & Publishing.......     2,411,328      2.4
Building Materials &
 Components.....................     2,018,733      2.0
Business & Public Services......     1,764,510      1.7
Chemicals.......................     2,700,550      2.7
Data Processing & Reproduction..       786,574      0.8
Electrical & Electronics........     7,667,871      7.6
Electronic Components &
 Instruments....................     2,628,411      2.6
Energy Sources..................     6,198,977      6.2
Financial Services..............     7,539,150      7.5
Food & Household Products.......     3,766,441      3.7
Forest Products & Paper.........       968,430      1.0
Health & Personal Care..........     9,518,893      9.5
Industrial Components...........       467,974      0.5
Insurance.......................     7,132,553      7.1
Leisure & Tourism...............       882,231      0.8
Machinery & Engineering.........       665,745      0.7
Merchandising...................     4,958,072      4.9
Metals-Nonferrous...............       718,362      0.7
Metals-Steel....................       434,938      0.5
Multi-Industry..................     1,216,710      1.2
Real Estate.....................     1,237,432      1.2
Recreation & Other Consumer
 Goods..........................       666,313      0.7
Telecommunications..............    10,534,792     10.5
Transportation-Airlines.........     1,094,400      1.1
Transportation-Road & Rail......       190,537      0.2
Utilities-Electrical & Gas......     3,902,104      3.9
                                  ------------    -----
                                   107,087,254    106.4
Liabilities in Excess of
 Cash and Other Assets..........    (6,482,509)    (6.4)
                                  ------------    -----
Net Assets......................  $100,604,745    100.0%
                                  ============    =====

-------
+ Percentages indicated are based upon Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2000

ASSETS:
Investment in securities, at value (identified cost
  $99,403,818)..............................................       $107,821,195
Cash denominated in foreign currencies (identified cost
  $4,365)...................................................              4,364
Cash........................................................            101,730
Receivables:
  Dividends and interest....................................            196,223
  Fund shares sold..........................................             85,062
Unrealized appreciation on foreign currency forward
  contracts.................................................            689,071
                                                                   ------------
  Total assets..............................................        108,897,645
                                                                   ------------
LIABILITIES:
Written call option, at value (premium received $78,592)....             68,628
Payables:
  Fund shares redeemed......................................          7,207,307
  MainStay Management.......................................             89,556
  Transfer agent............................................             85,491
  NYLIFE Distributors.......................................             65,916
  Custodian.................................................             40,357
  Trustees..................................................                832
Accrued expenses............................................             76,766
Unrealized depreciation on foreign currency forward
  contracts.................................................            658,047
                                                                   ------------
  Total liabilities.........................................          8,292,900
                                                                   ------------
Net assets..................................................       $100,604,745
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     27,088
  Class B...................................................             65,603
  Class C...................................................                647
Additional paid-in capital..................................         92,655,279
Accumulated net investment loss.............................           (772,822)
Accumulated undistributed net realized gain on
  investments...............................................            109,093
Net unrealized appreciation on investments and written call
  options...................................................          8,427,341
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................             92,516
                                                                   ------------
Net assets..................................................       $100,604,745
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 29,730,365
                                                                   ============
Shares of beneficial interest outstanding...................          2,708,766
                                                                   ============
Net asset value per share outstanding.......................       $      10.98
Maximum sales charge (5.50% of offering price)..............               0.64
                                                                   ------------
Maximum offering price per share outstanding................       $      11.62
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 70,182,059
                                                                   ============
Shares of beneficial interest outstanding...................          6,560,285
                                                                   ============
Net asset value and offering price per share outstanding....       $      10.70
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $    692,321
                                                                   ============
Shares of beneficial interest outstanding...................             64,721
                                                                   ============
Net asset value and offering price per share outstanding....       $      10.70
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  1,545,176
  Interest..................................................        87,861
                                                              ------------
    Total income............................................     1,633,037
                                                              ------------
Expenses:
  Management................................................     1,163,870
  Distribution--Class B.....................................       621,773
  Distribution--Class C.....................................         3,816
  Transfer agent............................................       501,277
  Service--Class A..........................................        82,438
  Service--Class B..........................................       207,258
  Service--Class C..........................................         1,272
  Custodian.................................................        76,327
  Shareholder communication.................................        64,987
  Professional..............................................        45,434
  Registration..............................................        39,743
  Recordkeeping.............................................        38,281
  Trustees..................................................         3,209
  Miscellaneous.............................................        61,160
                                                              ------------
    Total expenses..........................................     2,910,845
                                                              ------------
Net investment loss.........................................    (1,277,808)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................     6,284,440
  Option transactions.......................................      (239,171)
  Foreign currency transactions.............................    (1,299,376)
                                                              ------------
Net realized gain on investments and foreign currency
  transactions..............................................     4,745,893
                                                              ------------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................   (31,304,171)
  Written call option transactions..........................         5,294
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......       310,067
                                                              ------------
Net unrealized loss on investments and foreign currency
  transactions..............................................   (30,988,810)
                                                              ------------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (26,242,917)
                                                              ------------
Net decrease in net assets resulting from operations........  $(27,520,725)
                                                              ============

-------
(a) Dividends recorded net of foreign withholding taxes of $211,972.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2000           1999
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................  $(1,277,808)   $   (747,623)
  Net realized gain on investments and foreign currency
    transactions............................................    4,745,893       7,554,766
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........  (30,988,810)     21,120,421
                                                              ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................  (27,520,725)     27,927,564
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net realized gain on investments and foreign currency transactions:
    Class A.................................................   (2,597,705)       (626,133)
    Class B.................................................   (5,943,819)     (1,793,049)
    Class C.................................................      (40,329)         (6,487)
  In excess of net investment income:
    Class A.................................................           --         (71,083)
    Class B.................................................           --        (205,278)
    Class C.................................................           --            (742)
                                                              ------------   ------------
      Total dividends and distributions to shareholders.....   (8,581,853)     (2,702,772)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................  153,384,255      75,589,357
    Class B.................................................   34,733,568      24,360,411
    Class C.................................................    2,000,314      14,937,027
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................    2,503,118         636,292
    Class B.................................................    5,756,582       1,933,262
    Class C.................................................       36,178           6,714
                                                              ------------   ------------
                                                              198,414,015     117,463,063
  Cost of shares redeemed:
    Class A.................................................  (151,468,538)   (72,954,978)
    Class B.................................................  (38,146,245)    (25,128,000)
    Class C.................................................   (1,540,503)    (14,798,611)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................    7,258,729       4,581,474
                                                              ------------   ------------
      Net increase (decrease) in net assets.................  (28,843,849)     29,806,266
NET ASSETS:
Beginning of year...........................................  129,448,594      99,642,328
                                                              ------------   ------------
End of year.................................................  $100,604,745   $129,448,594
                                                              ============   ============
Accumulated net investment loss (excess distribution) at end
  of year...................................................  $  (772,822)   $ (1,129,659)
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                       Class A
                                                             -----------------------------------------------------------
                                                                               Year ended December 31,
                                                             -----------------------------------------------------------
                                                              2000         1999         1998         1997         1996
                                                             -------      -------      -------      -------      -------
Net asset value at beginning of period.....................  $ 15.23      $ 12.21      $ 10.33      $ 10.48      $ 10.05
                                                             -------      -------      -------      -------      -------
Net investment income (loss)...............................    (0.08)(a)    (0.07)        0.01         0.80         0.29
Net realized and unrealized gain (loss) on investments.....    (3.07)        3.54         2.13         0.03         0.07
Net realized and unrealized gain (loss) on foreign currency
  transactions.............................................    (0.12)       (0.13)       (0.06)       (0.36)        0.62
                                                             -------      -------      -------      -------      -------
Total from investment operations...........................    (3.27)        3.34         2.08         0.47         0.98
                                                             -------      -------      -------      -------      -------
Less dividends and distributions:
  From net realized gain on investments and foreign
    currency transactions..................................    (0.98)       (0.29)       (0.20)       (0.62)       (0.52)
  In excess of net investment income.......................       --        (0.03)          --           --           --
  In excess of net realized gain on investments............       --           --           --           --        (0.03)
                                                             -------      -------      -------      -------      -------
Total dividends and distributions..........................    (0.98)       (0.32)       (0.20)       (0.62)       (0.55)
                                                             -------      -------      -------      -------      -------
Net asset value at end of period...........................  $ 10.98      $ 15.23      $ 12.21      $ 10.33      $ 10.48
                                                             =======      =======      =======      =======      =======
Total investment return (b)................................   (21.32%)      27.54%       20.17%        4.52%        9.78%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss)...........................    (0.56%)      (0.14%)       0.08%        0.19%        (0.1%)
    Expenses...............................................     2.15%        1.94%        2.01%        2.01%         2.0%
Portfolio turnover rate....................................       30%          38%          54%          43%          19%
Net assets at end of period (in 000's).....................  $29,730      $34,407      $24,115      $17,452      $17,475

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                              Class B                                                     Class C
    -----------------------------------------------------------      -------------------------------------------------
                                                                                                         September 1*
                      Year ended December 31,                         Year ended        Year ended          through
    -----------------------------------------------------------      December 31,      December 31,      December 31,
     2000         1999         1998         1997         1996            2000              1999              1998
    -------      -------      -------      -------      -------      ------------      ------------      -------------
    $ 14.95      $ 12.08      $ 10.22      $ 10.38      $  9.97        $ 14.95           $ 12.08            $ 10.60
    -------      -------      -------      -------      -------        -------           -------            -------
      (0.17)(a)    (0.09)       (0.08)        0.72         0.24          (0.17)(a)         (0.09)             (0.09)
      (2.98)        3.41         2.10         0.03         0.07          (2.98)             3.41               1.72
      (0.12)       (0.13)       (0.05)       (0.37)        0.59          (0.12)            (0.13)             (0.04)
    -------      -------      -------      -------      -------        -------           -------            -------
      (3.27)        3.19         1.97         0.38         0.90          (3.27)             3.19               1.59
    -------      -------      -------      -------      -------        -------           -------            -------
      (0.98)       (0.29)       (0.11)       (0.54)       (0.46)         (0.98)            (0.29)             (0.11)
         --        (0.03)          --           --           --             --             (0.03)                --
         --           --           --           --        (0.03)            --                --                 --
    -------      -------      -------      -------      -------        -------           -------            -------
      (0.98)       (0.32)       (0.11)       (0.54)       (0.49)         (0.98)            (0.32)             (0.11)
    -------      -------      -------      -------      -------        -------           -------            -------
    $ 10.70      $ 14.95      $ 12.08      $ 10.22      $ 10.38        $ 10.70           $ 14.95            $ 12.08
    =======      =======      =======      =======      =======        =======           =======            =======
     (21.71%)      26.60%       19.34%        3.78%        9.05%        (21.71%)           26.60%             15.07%
      (1.31%)      (0.89%)      (0.67%)      (0.49%)       (0.8%)        (1.31%)           (0.89%)            (0.67%)+
       2.90%        2.69%        2.76%        2.69%         2.7%          2.90%             2.69%              2.76% +
         30%          38%          54%          43%          19%            30%               38%                54%
    $70,182      $94,698      $75,516      $63,241      $52,709        $   692           $   343            $    11

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund


NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Equity Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if

Notes to Financial Statements


no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange and (e) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

MainStay International Equity Fund



Foreign currency forward contracts open at December 31, 2000:

                                                                       Contract       Contract      Unrealized
                                                                        Amount         Amount     Appreciation/
                                                                         Sold        Purchased    (Depreciation)
                                                                    --------------   ----------   --------------
Foreign Currency Sale Contracts
-------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  1/25/01............................................               A$   4,565,000   $2,490,597     $ (46,910)
British Pound vs. U.S. Dollar, expiring 2/6/01.......  POUND STERLING    1,718,000   $2,474,160       (94,122)
Euro vs. U.S. Dollar, expiring 2/6/01................            EURO    7,850,590   $7,042,134      (342,278)
Swiss Franc vs. U.S. Dollar, expiring 2/12/01........              CF    1,140,000   $  647,985       (58,317)
Japanese Yen vs. U.S. Dollar, expiring 2/28/01.......             YEN  176,000,000   $1,625,010        68,613
                                                                        Contract       Contract
                                                                         Amount         Amount
                                                                       Purchased         Sold
                                                                     --------------   ----------
Foreign Currency Buy Contracts
-------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  1/25/01............................................              A$     4,990,000   $2,631,427       142,321
British Pound vs. U.S. Dollar, expiring 2/6/01....... POUND STERLING      3,635,517   $5,840,000       (58,389)
Euro vs. U.S. Dollar, expiring 2/6/01................           EURO      6,200,000   $5,353,700       478,136
Japanese Yen vs. U.S. Dollar, expiring 2/28/01.......            YEN  1,004,444,670   $8,940,503       (58,031)
                                                                                                     ---------
Net unrealized appreciation on foreign currency
  forward contracts:.................................                                                $  31,023
                                                                                                     =========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the year ended December 31, 2000 was as follows:

                                                               Notional
                                                                Amount       Premium
                                                              -----------   ---------
Options outstanding at December 31, 1999....................  (16,000,000)  $(116,640)
Options-written.............................................  (49,480,000)   (303,928)
Options-buybacks............................................   20,280,000     211,884
Options-expired.............................................   32,920,000     130,092
                                                              -----------   ---------
Options outstanding at December 31, 2000....................  (12,280,000)  $ (78,592)
                                                              ===========   =========

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends which exceed net investment income for financial reporting purposes but not for federal tax purposes are reported as dividends in excess of net investment income. Permanent book/tax differences of $1,634,645, $218,998, $1,299,376 and $3,153,019 are decreases to accumulated net investment loss, accumulated net realized loss on investments, accumulated undistributed net realized loss on foreign currency transactions and additional paid-in capital respectively. These book/tax differences are primarily due to tax treatment of foreign currency losses, loss on options and net operating losses.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities. Premiums on securities purchased are not amortized for this Fund.

MainStay International Equity Fund


EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

Foreign currency held at December 31, 2000:

            CURRENCY                                   COST                  VALUE
---------------------------------                     ------                 ------
Euro                E        701                      $  659                 $  659
Japanese Yen        Y    423,082                       3,706                  3,705
                                                      ------                 ------
                                                      $4,365                 $4,364
                                                      ======                 ======

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), served as the Fund's manager pursuant to a management agreement and provided offices and conducted clerical, recordkeeping and bookkeeping services, and kept most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the year ended December 31, 2000, the Manager earned $1,163,870.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager paid the Subadvisor a monthly fee of 0.60% of the average daily net assets of the Fund.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate of MainStay Management LLC and under the common control of New York Life, was substituted in place of MainStay Management LLC as the Fund's investment adviser. Under the Substitution Agreement among MainStay Management LLC, NYLIM and the Fund, NYLIM has assumed all of the interests, rights and responsibilities of MainStay Management LLC under the Management and Sub-Advisory Agreements to which it is a party. The terms and conditions of these agreements, including management fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Fund and the investment process used by NYLIM is identical to that which was used by MainStay Management LLC.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

MainStay International Equity Fund


The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $7,876 for the year ended December 31, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $16,244, $126,872 and $69, respectively, for the year ended December 31, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2000 amounted to $501,277.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 2000, New York Life held shares of Class A with a net asset value of $7,641,975 which represents 25.7% of the Class A net assets at year end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $1,536 for the year ended December 31, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $38,281 for the year ended December 31, 2000.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2000, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $34,167 and $36,632, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2000.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       Year ended                     Year ended
                                                    December 31, 2000             December 31, 1999
                                               ---------------------------   ----------------------------
                                               Class A   Class B   Class C   Class A   Class B   Class C
                                               -------   -------   -------   -------   -------   --------
Shares sold..................................   11,935    2,634       168     5,742     1,922      1,153
Shares issued in reinvestment of dividends
  and distributions..........................      232      549         4        44       137         --(a)
                                               -------   ------     -----    ------    ------     ------
                                                12,167    3,183       172     5,786     2,059      1,153
Shares redeemed..............................  (11,717)  (2,956)     (130)   (5,502)   (1,977)    (1,131)
                                               -------   ------     -----    ------    ------     ------
Net increase.................................      450      227        42       284        82         22
                                               =======   ======     =====    ======    ======     ======

-------

(a)  Less than one thousand.

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and
The MainStay International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay International Equity Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Contact your investment professional for a free prospectus containing more information, including advisory fees, risks, other expenses, and share classes. Please read the prospectus carefully before you invest or send money.

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of December 31, 2000.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved.  MSIE11-02/01

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    International Equity Fund

    ANNUAL REPORT

    DECEMBER 31, 2000

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Yields and Lipper Rankings                       7
                                                              Portfolio of Investments                         8
                                                              Financial Statements                            11
                                                              Notes to Financial Statements                   16
                                                              Report of Independent Accountants               20
                                                              The MainStay(R) Funds                           21

                       This page intentionally left blank

President's Letter

The year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations of technology stocks had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Throughout 2000, the strength of the U.S. dollar versus other currencies made international investing challenging for U.S. investors. A fourth-quarter rally in the euro could signal a turnaround, but only time will tell.

Despite this volatility, MainStay(R) shareholders enjoyed the confidence of knowing that throughout the year, their Funds were consistently managed with well-defined investment disciplines. Seeking to avoid any hint of style drift, each of our portfolio managers rigorously adhered to an investment process that doesn't change, even when the markets shift. MainStay shareholders knew they could depend on our unwavering commitment to integrity and service--in our Fund management, accounting, reporting, and shareholder communications.

This annual report details the events that affected your MainStay investment during the 12 months ended December 31, 2000. The portfolio manager commentary gives you an inside look at the market forces and management decisions that affected your Fund's strategic direction and investment results. If you have questions, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2001

Portfolio Management Discussion and Analysis

The year 2000 began with real growth in U.S. gross domestic product at a seasonally adjusted 5.5% annual rate in the first quarter, following an 8.3% rise in the fourth quarter of 1999. Faced with unexpectedly strong domestic demand, near record-low unemployment levels, and a widening current-account deficit, the Federal Reserve raised the targeted federal funds rate three times during the first half of the year, by a total of 1.00%, to 6.5%.

Rising energy prices, a strong dollar, and the effects of a cumulative 1.75% of tightening from June 1999 through May 2000 began to slow the economy during the third quarter. In addition, several major stock-market indices declined as an increasing number of firms announced earnings shortfalls. Losses in the equity market and the prospect of higher energy bills over the winter negatively impacted consumer confidence and slowed personal spending.

Economic reports during the third quarter confirmed that the U.S. economy slowed significantly from the fast pace earlier in the year. Reports that nominal GDP growth was just 2.2% during the third quarter, however, suggested that the economy was slowing faster than most observers anticipated. As evidence mounted that the risks of a recession outweighed those of inflation, the Federal Reserve took the unprecedented step of moving from a tightening bias to suggesting an easing bias at its December meeting.

Within the money markets, the commercial-paper sector experienced some dislocations in the latter half of 2000, as economic conditions and equity-market volatility caused investors to become increasingly risk averse. Large year-end premiums were charged to all but the highest-rated companies seeking capital in the commercial-paper market. Lucent and DaimlerChrysler were among the companies forced to pay a premium due to earnings shortfalls and other unfavorable news. Xerox faced a downgrade by the ratings agencies, and was essentially shut out of the commercial-paper market. In California, utilities faced mounting losses and possible bankruptcy, as they were unable to pass their higher energy costs on to their customers.

PERFORMANCE REVIEW

For the seven-day period ended December 31, 2000, MainStay Money Market Fund provided an effective yield of 6.12% and a current yield of 5.94% for Class A, Class B, and Class C shares. For the 12 months ended December 31, 2000, the Fund returned 5.87% for Class A, Class B, and Class C shares, exceeding the 5.70% return of the average Lipper(1) money market fund over the same period.

-------

(1) See footnote and table on page 7 for more information about Lipper Inc.

STRATEGIC MATURITY AND SECTOR POSITIONING

During the first half of the year, we maintained the average maturity of the portfolio at a substantially shorter position than the average money market fund. This strategy proved effective in a rising interest-rate environment. As of June 30, 2000, the Fund's average maturity stood at 43 days.

During the third quarter, interest rates fell as the economy showed signs of slowing and the shorter maturity profile of the portfolio negatively impacted performance. As the economy continued to slow, we lengthened the average maturity of the Fund's portfolio to a more neutral position. As of September 30, 2000, the Fund's average maturity was 51 days. In the fourth quarter, we lengthened the average maturity of the portfolio further. As money-market yields declined sharply during the month of December, this positioning had a positive impact on the Fund's performance. On December 31, 2000, the Fund's average maturity was 64 days.

The Fund also benefited from its investment in higher-yielding asset-backed commercial paper and floating-rate notes. While past performance is no guarantee of future results, in times of economic uncertainty, floating-rate notes have historically outperformed other money-market securities, as their coupon rates tend to correspond to market levels much sooner than investments with a fixed coupon.

HIGH CREDIT QUALITY

The Fund's investments throughout the annual period centered on floating-rate notes, bank certificates of deposit, commercial paper, and asset-backed commercial paper. By industry, the Fund mainly invested in securities of banks and bank holding companies, and those of finance, insurance, brokerage, telecommunications, and industrial companies. The Fund also invested in government-sponsored agency securities, such as Fannie Maes. Throughout the year, we remained focused on purchasing only high-quality instruments, with all securities purchased for the portfolio rated A-1/P-1 or higher. These are first-tier securities, or generally those money-market instruments in the highest rating category. The Fund was not invested in any second-tier securities nor did it invest in split-rated issues (those rated in the highest rating category by one credit rating agency and in the second-highest rating category by another). The Fund's concentration on the highest-quality securities helped manage portfolio risk.

LOOKING AHEAD

We expect the economy to continue to slow in the near term. Thus, we also expect the Fed to cut interest rates several times in 2001. As the economy slows, we intend to maintain the Fund's longer-than-benchmark average-maturity position for the near term. We also intend to remain focused on high-quality, liquid investments, as the Fund seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity.

MacKay Shields LLC

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Yields and Lipper Rankings as of 12/31/00

   FUND SEC YIELDS*

             7-DAY EFFECTIVE YIELD  7-DAY CURRENT YIELD
    Class A          6.12%                 5.94%
    Class B          6.12%                 5.94%
    Class C          6.12%                 5.94%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/00

                                                           SINCE INCEPTION
                      1 YEAR      5 YEARS      10 YEARS    THROUGH 12/31/00
    Class A         152 out of   108 out of   n/a              100 out of
                    362 funds    247 funds                     209 funds
    Class B         152 out of   108 out of   63 out of         45 out of
                    362 funds    247 funds    137 funds         90 funds
    Class C         152 out of   n/a          n/a              134 out of
                    362 funds                                  309 funds
    Average Lipper
    money market
    fund            5.70%        5.00%        4.62%            5.43%

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AN INVESTMENT IN THE MAINSTAY MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. The 7-day current yield reflects certain fee waivers and/or expense limitations, without which this performance figure would have been 5.73%. The current yield is based on the 7-day period ending 12/31/00. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/00. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/00.

The preceding pages have not been audited.

MainStay Money Market Fund

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
SHORT-TERM INVESTMENTS (98.9%)+

ASSET-BACKED SECURITY (1.0%)
BMW Vehicle Lease Trust
 Series 2000-A Class A1
 6.67%, due 10/25/01 (c)....  $4,624,509       $  4,624,509
Chevy Chase Auto Receivables
 Trust, Series 2000-1 Class
 A1
 6.87%, due 7/12/01 (c).....   1,254,335          1,254,335
                                               ------------
                                                  5,878,844
                                               ------------
BANK NOTES (1.7%)
First Union National Bank
 6.74%, due 5/4/01 (b)(c)...   6,000,000          6,001,551
 6.78%, due 6/4/01 (b)(c)...   4,000,000          4,001,568
                                               ------------
                                                 10,003,119
                                               ------------
CERTIFICATES OF DEPOSIT (6.7%)
British Telecommunications
 PLC
 6.77%, due 2/27/01
   (b)(c)...................   6,000,000          6,000,023
Commerzbank AG New York
 6.60%, due 4/26/01
   (b)(c)...................   6,000,000          5,999,444
 6.83%, due 9/5/01 (c)......  10,000,000         10,019,299
First Union National Bank
 7.35%, due 5/15/01 (c).....   6,000,000          6,010,233
Ing Bank N.V.
 6.78%, due 2/8/01 (c)......   5,000,000          5,000,115
Westdeutsche Landesbank
 New York
 6.57%, due 3/23/01
   (b)(c)...................   6,000,000          5,999,334
                                               ------------
                                                 39,028,448
                                               ------------
COMMERCIAL PAPER (71.6%)
Abbey National North America
 6.54%, due 1/24/01.........   2,000,000          1,991,643
 6.55%, due 1/19/01.........   4,400,000          4,385,590
 6.57%, due 1/24/01.........   3,150,000          3,136,778
 6.60%, due 1/19/01.........     500,000            498,350
ABN-AMRO North America
 Finance Inc.
 6.40%, due 4/18/01.........   5,000,000          4,904,889
Allianz of America Inc.
 6.30%, due 3/22/01 (a).....   4,000,000          3,944,000
 6.35%, due 3/16/01 (a).....   5,000,000          4,934,736
 6.50%, due 2/9/01 (a)......   4,010,000          3,981,763
Allstate Corp.
 6.50%, due 1/22/01 (a).....   5,000,000          4,981,042
American Express Credit
 Corp.
 6.40%, due 2/1/01..........   5,000,000          4,972,444
 6.54%, due
   1/9/01-1/10/01...........   9,000,000          8,986,012
American General Corp.
 6.11%, due 4/5/01..........   5,000,000          4,920,230
 6.49%, due 3/1/01..........   5,000,000          4,946,818
American General Finance
 Corp.
 6.50%, due 2/6/01..........   5,300,000          5,265,550
ANZ (Delaware) Inc.
 6.59%, due 1/8/01..........   5,000,000          4,993,593
-----------------------------------------------------------
+  Percentages indicated are based on Fund net assets.

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
COMMERCIAL PAPER (CONTINUED)
Associates Corp. of North
 America
 6.50%, due 3/9/01..........  $5,000,000       $  4,939,514
 6.51%, due 2/15/01.........   5,000,000          4,959,312
 6.53%, due 2/9/01..........   5,000,000          4,964,629
Atlantis One Funding Corp.
 6.40%, due 4/30/01 (a).....   4,000,000          3,915,378
 6.53%, due 1/24/01 (a).....   5,000,000          4,979,140
 6.55%, due 1/16/01 (a).....   4,950,000          4,936,491
Bank of America Corp.
 6.45%, due 3/12/01.........   5,000,000          4,937,292
BCI Funding Corp.
 6.29%, due 3/13/01.........   5,000,000          4,937,973
 6.35%, due 3/8/01..........   5,000,000          4,941,792
 6.52%, due 2/20/01.........   1,800,000          1,783,700
BellSouth Telecommunications
 Inc.
 6.40%, due 2/22/01.........   4,700,000          4,656,551
 6.55%, due 1/5/01..........   5,800,000          5,795,779
Cregem North America Inc.
 6.45%, due 2/26/01.........   5,000,000          4,949,833
 6.54%, due 1/11/01.........   5,000,000          4,990,917
 6.57%, due 1/26/01.........   5,000,000          4,977,187
Deutsche Bank Financial Inc.
 6.11%, due 8/30/01.........   5,000,000          4,795,485
 6.35%, due 3/5/01..........   4,600,000          4,548,882
Dresdner U.S. Finance Inc.
 6.48%, due 2/12/01.........   5,000,000          4,962,200
Ford Motor Credit Co.
 6.51%, due 1/30/01.........   4,475,000          4,451,532
 6.59%, due 1/3/01..........   5,000,000          4,998,169
Formosa Plastics Corp. USA
 6.50%, due 2/27/01.........   4,000,000          3,958,833
Franklin Resources, Inc.
 6.55%, due 1/17/01 (a).....   1,300,000          1,296,215
 6.56%, due 1/31/01 (a).....   5,000,000          4,972,667
General Electric Capital
 Corp.
 6.17%, due 4/20/01.........   5,000,000          4,906,593
 6.46%, due 3/12/01.........   4,000,000          3,949,755
 6.50%, due 2/28/01.........   5,000,000          4,947,639
Goldman Sachs Group Inc.
 (The)
 6.24%, due 5/15/01.........   5,000,000          4,883,867
 6.42%, due 4/11/01.........   5,000,000          4,910,833
 6.45%, due 3/8/01..........   5,600,000          5,533,780
Halifax PLC
 5.90%, due 6/15/01.........   5,000,000          4,864,792
 6.43%, due 3/14/01.........   5,000,000          4,935,700
 6.46%, due 3/1/01..........   5,000,000          4,947,064
IBM Credit Corp.
 6.45%, due 2/2/01..........   5,000,000          4,971,333
 6.54%, due 1/5/01..........   6,000,000          5,995,640
Idaho Power Co.
 6.65%, due 1/3/01..........   6,000,000          5,997,783
Internationale Nederlanden
 (U.S.) Funding Corp.
 6.47%, due 3/7/01..........   5,000,000          4,941,590
KFW International Finance
 Inc.
 6.32%, due 2/20/01.........   6,000,000          5,947,333
 6.55%, due 1/4/01..........   5,200,000          5,197,162

8
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2000

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

COMMERCIAL PAPER (CONTINUED)
Lloyds TSB Bank PLC
 6.42%, due 3/19/01.........  $5,000,000       $  4,931,342
Merrill Lynch & Co. Inc.
 6.50%, due 2/28/01.........   5,000,000          4,947,639
Morgan Stanley Dean Witter &
 Co.
 6.53%, due 1/17/01.........   5,000,000          4,985,489
National Rural Utilities
 Cooperative Finance Corp.
 6.09%, due 8/16/01.........   3,400,000          3,269,437
 6.20%, due 7/20/01.........   5,000,000          4,827,778
 6.36%, due 5/8/01..........   2,500,000          2,443,908
 6.42%, due 4/23/01.........   5,000,000          4,900,133
 6.44%, due 3/26/01.........   5,000,000          4,924,867
Nationwide Building Society
 6.42%, due 4/4/01..........   5,000,000          4,917,075
 6.52%, due 1/18/01.........   5,000,000          4,984,605
Pemex Capital Inc.
 6.42%, due 3/26/01.........   4,500,000          4,432,590
Petrobras International
 Finance Co.
 6.59%, due 1/19/01.........   5,000,000          4,983,525
Prudential Funding LLC
 6.25%, due 4/13/01.........   5,000,000          4,911,458
 6.44%, due 3/22/01.........   4,000,000          3,942,755
Quebec (Province of)
 6.41%, due 3/22/01.........   5,000,000          4,928,778
 6.51%, due 1/12/01.........   5,000,000          4,990,054
Receivables Capital Corp.
 6.36%, due 3/15/01 (a).....   5,000,000          4,935,517
 6.60%, due 1/25/01 (a).....   5,000,000          4,978,000
Sanpaolo IMI U.S. Financial
 Co.
 6.22%, due 4/9/01..........   5,000,000          4,915,339
Santander Central Hispano
 Finance (Delaware) Inc.
 6.42%, due 5/15/01.........   5,000,000          4,880,517
 6.57%, due 1/8/01..........   3,128,000          3,124,004
SBC Communications Inc.
 6.50%, due 1/29/01 (a).....   4,000,000          3,979,778
 6.53%, due 1/11/01 (a).....   6,300,000          6,288,572
 6.54%, due 1/9/01 (a)......   4,650,000          4,643,242
Societe General North
 America Inc.
 6.25%, due 3/12/01.........   4,348,000          4,295,160
 6.52%, due 2/5/01..........   4,000,000          3,974,644
Svenska Handelsbanken AB
 6.15%, due 6/7/01..........   4,600,000          4,476,624
 6.40%, due 2/14/01.........   1,825,000          1,810,724
 6.46%, due
   3/12/01-3/15/01..........  10,000,000          9,871,697
UBS Finance Delaware LLC
 6.15%, due 4/23/01.........   1,000,000            980,867
 6.36%, due 4/4/01..........   6,500,000          6,393,205
 6.58%, due 1/16/01.........   3,000,000          2,991,775

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
COMMERCIAL PAPER (CONTINUED)
Unifunding Inc.
 6.52%, due 1/12/01.........  $5,000,000       $  4,990,039
 6.53%, due 2/2/01..........   5,000,000          4,970,978
Verizon Global Funding Corp.
 6.50%, due 2/23/01.........   5,000,000          4,952,158
 6.55%, due 1/30/01.........   5,000,000          4,973,618
 6.57%, due 2/7/01..........   5,000,000          4,966,237
                                               ------------
                                                419,137,901
                                               ------------
FEDERAL AGENCIES (1.8%)
Federal Home Loan Banks
 (Discount Note)
 6.03%, due 6/1/01..........   5,000,000          4,873,537
Federal National Mortgage
 Association (Discount Note)
 5.81%, due 6/21/01.........   6,000,000          5,834,415
                                               ------------
                                                 10,707,952
                                               ------------
MEDIUM-TERM NOTES (14.8%)
Abbey National Treasury
 Services
 6.61%, due 6/15/01
   (b)(c)...................   5,000,000          4,998,452
Australia & New Zealand Bank
 6.71%, due 11/2/01
   (b)(c)...................   5,000,000          4,999,582
Bank of America NA
 6.96%, due 2/9/01 (b)(c)...   7,000,000          7,001,703
Chase Manhattan Corp.
 6.89%, due 1/3/02 (b)(c)...  11,700,000         11,712,987
Donaldson, Lufkin & Jenrette
 Inc.
 7.05%, due 1/9/02 (b)(c)...   6,500,000          6,517,780
Ford Motor Credit Co.
 6.85%, due 2/13/01
   (b)(c)...................   5,000,000          5,000,640
Goldman Sachs Group Inc.
 (The)
 6.68%, due 6/14/01
   (b)(c)...................   5,000,000          5,002,954
Merrill Lynch & Co. Inc.
 6.62%, due 6/18/01
   (b)(c)...................   5,475,000          5,476,989
 6.77%, due 9/14/01
   (b)(c)...................   5,000,000          5,001,021
Morgan Stanley Dean Witter &
 Co.
 6.67%, due 3/13/01
   (b)(c)...................   6,000,000          6,001,584
 6.88%, due 4/16/01
   (b)(c)...................   5,000,000          5,000,745
Prudential Funding LLC
 7.38%, due 10/18/01
   (a)(b)(c)................   5,000,000          5,010,044
Salomon Smith Barney
 Holdings Inc.
 6.64%, due 6/12/01
   (b)(c)...................   5,000,000          5,002,218
Wells Fargo & Co.
 6.49%, due 7/16/01
   (b)(c)...................   5,000,000          4,999,450
 6.78%, due 9/15/01
   (b)(c)...................   5,000,000          5,008,396
                                               ------------
                                                 86,734,545
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Money Market Fund

                                                AMORTIZED
                                SHARES             COST
                              -----------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

INVESTMENT COMPANY (1.3%)
Merrill Lynch Premier
 Institutional Fund.........  $7,515,791       $  7,515,791
                                               ------------

Total Short-Term Investments
 (Amortized Cost
 $579,006,600) (d)..........        98.9%       579,006,600
Cash and Other Assets,
 Less Liabilities...........         1.1          6,352,077
                                  ------         ----------
Net Assets..................       100.0%      $585,358,677
                                  ======       ============

-------
 (a) May be sold to institutional investors only.
 (b) Floating rate. Rate shown is the rate in effect at December 31, 2000.
 (c) Interest bearing security.
 (d) The cost stated also represents the aggregate cost for federal income tax purposes.

The table below sets forth the diversification of Money Market Fund investments by industry.

                              AMORTIZED
                                 COST          PERCENT +
                             ---------------------------
INDUSTRY DIVERSIFICATION

Auto Finance...............  $14,450,342           2.5%
Auto Leases................    5,878,844           1.0
Banks #....................  202,618,934          34.6
Chemicals Specialty........    3,958,833           0.7
Computers & Office
 Equipment.................   10,966,973           1.9
Diversified Financial
 Services..................   49,033,566           8.4
Federal Agencies...........   10,707,952           1.8
Finance....................   36,517,095           6.2
Governments - Foreign......    9,918,832           1.7
Insurance..................   18,845,300           3.2
Insurance - Life &
 Health....................    9,867,049           1.7
Investment Adviser.........    6,268,882           1.1
Investment
 Bank/Brokerage............   63,264,898          10.8
Investment Company.........    7,515,791           1.3
Special Purpose Finance....   76,939,572          13.1
Telecommunication
 Services..................   35,803,624           6.1
Telephone..................   10,452,330           1.8
Utilities - Electric.......    5,997,783           1.0
                             ------------        -----
                             579,006,600          98.9
Cash and Other Assets,
 Less Liabilities..........    6,352,077           1.1
                             ------------        -----
Net Assets.................  $585,358,677        100.0%
                             ============        =====

-------
+ Percentages indicated are based on Fund net assets.
# The Fund will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2000

ASSETS:
Investment in securities, at value (amortized cost
  $579,006,600).............................................       $579,006,600
Cash........................................................             24,438
Receivables:
  Fund shares sold..........................................         10,627,210
  Interest..................................................          1,570,900
                                                                   ------------
        Total assets........................................        591,229,148
                                                                   ------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................          4,980,576
  Transfer agent............................................            331,599
  MainStay Management.......................................            143,232
  Custodian.................................................              5,752
  Trustees..................................................              4,844
Accrued expenses............................................             85,565
Dividend payable............................................            318,903
                                                                   ------------
        Total liabilities...................................          5,870,471
                                                                   ------------
Net assets..................................................       $585,358,677
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $  1,677,200
  Class B...................................................          4,082,840
  Class C...................................................             93,636
Additional paid-in capital..................................        579,513,868
Accumulated net realized loss on investments................             (8,867)
                                                                   ------------
Net assets..................................................       $585,358,677
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $167,719,906
                                                                   ============
Shares of beneficial interest outstanding...................        167,719,985
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $408,275,215
                                                                   ============
Shares of beneficial interest outstanding...................        408,284,005
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  9,363,556
                                                                   ============
Shares of beneficial interest outstanding...................          9,363,560
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Interest..................................................  $37,532,439
                                                              -----------
Expenses:
  Management................................................    2,783,193
  Transfer agent............................................    1,901,358
  Shareholder communication.................................      167,479
  Registration..............................................      117,757
  Recordkeeping.............................................       85,191
  Professional..............................................       60,372
  Custodian.................................................       26,979
  Trustees..................................................       15,865
  Miscellaneous.............................................       22,205
                                                              -----------
    Total expenses before reimbursement.....................    5,180,399
Expense reimbursement from Manager..........................   (1,084,303)
                                                              -----------
    Net expenses............................................    4,096,096
                                                              -----------
Net investment income.......................................   33,436,343
                                                              -----------
REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................         (286)
                                                              -----------
Net increase in net assets resulting from operations........  $33,436,057
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Year ended       Year ended
                                                               December 31,     December 31,
                                                                   2000             1999
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $   33,436,343   $   27,413,918
  Net realized gain (loss) on investments...................            (286)             332
                                                              --------------   --------------
  Net increase in net assets resulting from operations......      33,436,057       27,414,250
                                                              --------------   --------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................      (9,528,758)      (6,865,359)
    Class B.................................................     (23,564,044)     (20,443,075)
    Class C.................................................        (343,541)        (105,484)
                                                              --------------   --------------
      Total dividends to shareholders.......................     (33,436,343)     (27,413,918)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sales of shares:
    Class A.................................................     897,691,391    1,460,864,924
    Class B.................................................     614,050,642      695,572,243
    Class C.................................................      30,948,970       14,076,657
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................       8,258,948        6,404,081
    Class B.................................................      22,107,678       20,720,097
    Class C.................................................         283,622           64,831
                                                              --------------   --------------
                                                               1,573,341,251    2,197,702,833
  Cost of shares redeemed:
    Class A.................................................    (927,565,917)  (1,427,683,763)
    Class B.................................................    (686,274,364)    (682,075,401)
    Class C.................................................     (24,023,046)     (12,005,827)
                                                              --------------   --------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (64,522,076)      75,937,842
                                                              --------------   --------------
      Net increase (decrease) in net assets.................     (64,522,362)      75,938,174
NET ASSETS:
Beginning of year...........................................     649,881,039      573,942,865
                                                              --------------   --------------
End of year.................................................  $  585,358,677   $  649,881,039
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                       Class A
                                                            --------------------------------------------------------------
                                                                               Year ended December 31,
                                                            --------------------------------------------------------------
                                                              2000          1999          1998         1997         1996
                                                            --------      --------      --------      -------      -------
Net asset value at beginning of period................      $   1.00      $   1.00      $   1.00      $  1.00      $  1.00
                                                            --------      --------      --------      -------      -------
Net investment income.................................          0.06          0.05          0.05         0.05         0.05
                                                            --------      --------      --------      -------      -------
Less dividends from net investment income.............         (0.06)        (0.05)        (0.05)       (0.05)       (0.05)
                                                            --------      --------      --------      -------      -------
Net asset value at end of period......................      $   1.00      $   1.00      $   1.00      $  1.00      $  1.00
                                                            ========      ========      ========      =======      =======
Total investment return (a)...........................          5.87%         4.65%         5.01%        5.08%        4.91%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.............................          5.71%         4.56%         4.90%        4.97%         4.8%
    Net expenses......................................          0.70%         0.70%         0.70%        0.70%         0.7%
    Expenses (before reimbursement)...................          0.89%         0.85%         0.93%        0.95%         1.0%
Net assets at end of period (in 000's)................      $167,720      $189,336      $149,751      $80,925      $53,890

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                           Class B                                            Class C
    ------------------------------------------------------   ------------------------------------------
                                                                                           September 1*
                   Year ended December 31,                    Year ended     Year ended      through
    ------------------------------------------------------   December 31,   December 31,   December 31,
       2000        1999       1998       1997       1996         2000           1999           1998
    ----------   --------   --------   --------   --------   ------------   ------------   ------------
     $   1.00    $   1.00   $   1.00   $   1.00   $   1.00      $ 1.00         $ 1.00         $ 1.00
     --------    --------   --------   --------   --------      ------         ------         ------
         0.06        0.05       0.05       0.05       0.05        0.06           0.05           0.02
     --------    --------   --------   --------   --------      ------         ------         ------
        (0.06)      (0.05)     (0.05)     (0.05)     (0.05)      (0.06)         (0.05)         (0.02)
     --------    --------   --------   --------   --------      ------         ------         ------
     $   1.00    $   1.00   $   1.00   $   1.00   $   1.00      $ 1.00         $ 1.00         $ 1.00
     ========    ========   ========   ========   ========      ======         ======         ======
         5.87%       4.65%      5.01%      5.08%      4.91%       5.87%          4.65%          1.60%
         5.71%       4.56%      4.90%      4.97%       4.8%       5.71%          4.56%          4.90%+
         0.70%       0.70%      0.70%      0.70%       0.7%       0.70%          0.70%          0.70%+
         0.89%       0.85%      0.93%      0.95%       1.0%       0.89%          0.85%          0.93%+
     $408,275    $458,391   $424,174   $336,622   $317,483      $9,364         $2,154         $   18

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Money Market Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Money Market Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, Class B shares and Class C shares whose distribution commenced on January 3, 1995, May 1, 1986 and September 1, 1998, respectively, bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

The Fund's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

The Fund's principal investments include derivatives such as variable rate master demand notes, "floating-rate notes" and mortgage-related and asset-backed securities. If expectations about change in interest rates, or assessments of an issuer's creditworthiness or market conditions are wrong, the use of derivatives or other investments could result in a loss.

There are certain risks involved in investing in securities of foreign issuers that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SECURITIES VALUATION. Securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Notes to Financial Statements

DIVIDENDS TO SHAREHOLDERS. Dividends are recorded on the ex-dividend date. Dividends are declared daily and paid monthly. Income dividends are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income, expenses, and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), served as the Fund's manager pursuant to a management agreement and provided offices and conducted clerical, recordkeeping and bookkeeping services, and kept most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.50% up to $300 million, 0.45% on assets from $300 million to $700 million, 0.40% on assets from $700 million to $1 billion and 0.35% on assets in excess of $1 billion. The Manager has voluntarily agreed to assume the expenses of the Fund to the extent that such expenses would exceed on an annual basis 0.70% of the average daily net assets of the Fund. For the year ended December 31, 2000, the Manager earned $2,783,193 and reimbursed the Fund $1,084,303.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets of 0.25% up to $300 million, 0.225% on assets from $300 million to $700 million, 0.20% on assets from $700

MainStay Money Market Fund

million to $1 billion and 0.175% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate of MainStay Management LLC and under the common control of New York Life, was substituted in place of MainStay Management LLC as the Fund's investment adviser. Under the Substitution Agreement among MainStay Management LLC, NYLIM and the Fund, NYLIM has assumed all of the interests, rights and responsibilities of MainStay Management LLC under the Management and Sub-Advisory Agreements to which it is a party. The terms and conditions of these agreements, including management fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Fund and the investment process used by NYLIM is identical to that which was used by MainStay Management LLC.

CONTINGENT DEFERRED SALES CHARGE. Although the Fund does not assess a contingent deferred sales charge upon redemption of Class B or Class C shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that the Distributor received from shareholders the proceeds from contingent deferred sales charges for the year ended December 31, 2000, in the amount of $1,248,515.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2000 amounted to $1,901,358.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $7,495 for the year ended December 31, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $85,191 for the year ended December 31, 2000.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2000, for federal income tax purposes, capital loss carryforwards of $8,782 were available, as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through 2008. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS
                     AVAILABLE THROUGH                        AMOUNT
                     -----------------                        ------
     2002...................................................  $2,344
     2003...................................................   4,151
     2004...................................................   1,118
     2006...................................................     968
     2008...................................................     201
                                                              ------
                                                              $8,782
                                                              ======

In addition, the Fund intends to elect, to the extent provided by the regulations, to treat $85 of qualifying capital losses that arose during the year after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                             YEAR ENDED                       YEAR ENDED
                                         DECEMBER 31, 2000                 DECEMBER 31, 1999
                                   ------------------------------   -------------------------------
                                   CLASS A    CLASS B    CLASS C     CLASS A     CLASS B    CLASS C
                                   --------   --------   --------   ----------   --------   -------
Shares sold......................   897,691    614,050    30,949     1,460,865    695,572    14,077
Shares issued in reinvestment of
  dividends......................     8,259     22,108       284         6,404     20,720        65
                                   --------   --------   -------    ----------   --------   -------
                                    905,950    636,158    31,233     1,467,269    716,292    14,142
Shares redeemed..................  (927,566)  (686,274)  (24,023)   (1,427,684)  (682,075)  (12,006)
                                   --------   --------   -------    ----------   --------   -------
Net increase (decrease)..........   (21,616)   (50,116)    7,210        39,585     34,217     2,136
                                   ========   ========   =======    ==========   ========   =======

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of The MainStay Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Money Market Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Contact your investment professional for a free prospectus containing more information, including advisory fees, risks, other expenses, and share classes. Please read the prospectus carefully before you invest or send money.

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GRAY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of December 31, 2000.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment
Management LLC, the investment advisor to The MainStay
Funds.

----------------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSMM11-02/01

[RECYCLE LOGO]

                                                       [THE MAINSTAY FUNDS LOGO]

    MainStay(R)
    Money Market Fund

    ANNUAL REPORT

    DECEMBER 31, 2000

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay New York Tax
                                                              Free Fund versus Lehman Brothers Municipal
                                                              Bond Index and Inflation--Class A, Class B,
                                                              and Class C Shares                               3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings                     10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               26
                                                              The MainStay(R) Funds                           27

President's Letter

The year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations of technology stocks had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Throughout 2000, the strength of the U.S. dollar versus other currencies made international investing challenging for U.S. investors. A fourth-quarter rally in the euro could signal a turnaround, but only time will tell.

Despite this volatility, MainStay(R) shareholders enjoyed the confidence of knowing that throughout the year, their Funds were consistently managed with well-defined investment disciplines. Seeking to avoid any hint of style drift, each of our portfolio managers rigorously adhered to an investment process that doesn't change, even when the markets shift. MainStay shareholders knew they could depend on our unwavering commitment to integrity and service--in our Fund management, accounting, reporting, and shareholder communications.

This annual report details the events that affected your MainStay investment during the 12 months ended December 31, 2000. The portfolio manager commentary gives you an inside look at the market forces and management decisions that affected your Fund's strategic direction and investment results. If you have questions, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2001

$10,000 Invested in MainStay New York
Tax Free Fund versus Lehman Brothers
Municipal Bond Index and Inflation

CLASS A SHARES Total Returns: 1 Year 7.95%, 5 Years 3.79%, Since Inception 5.63%

[LINE GRAPH]

                                                  MAINSTAY NEW YORK TAX          LEHMAN BROTHERS
                                                        FREE FUND             MUNICIPAL BOND INDEX*         INFLATION (CPI)+
                                                  ---------------------       ---------------------         ----------------
10/1/91                                                  9550.00                    10000.00                    10000.00
12/91                                                    9749.00                    10335.00                    10051.00
12/92                                                   10628.00                    11247.00                    10349.00
12/93                                                   11916.00                    12628.00                    10632.00
12/94                                                   11353.00                    11975.00                    10908.00
12/95                                                   13167.00                    14066.00                    11192.00
12/96                                                   13569.00                    14689.00                    11563.00
12/97                                                   14708.00                    16038.00                    11758.00
12/98                                                   15499.00                    17077.00                    11947.00
12/99                                                   14690.00                    16513.00                    12267.00
12/00                                                   16606.00                    18441.00                    12674.00

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 7.95%, 5 Years 4.17%, Since Inception 5.99% Class C Total Returns: 1 Year 11.95%, 5 Years 4.51%, Since Inception 5.99%

[LINE GRAPH]

                                                  MAINSTAY NEW YORK TAX          LEHMAN BROTHERS
                                                        FREE FUND             MUNICIPAL BOND INDEX*         INFLATION (CPI)+
                                                  ---------------------       ---------------------         ----------------
10/1/91                                                 10000.00                    10000.00                    10000.00
12/91                                                   10208.00                    10335.00                    10051.00
12/92                                                   11128.00                    11247.00                    10349.00
12/93                                                   12477.00                    12628.00                    10632.00
12/94                                                   11888.00                    11975.00                    10908.00
12/95                                                   13751.00                    14066.00                    11192.00
12/96                                                   14145.00                    14689.00                    11563.00
12/97                                                   15297.00                    16038.00                    11758.00
12/98                                                   16062.00                    17077.00                    11947.00
12/99                                                   15177.00                    16513.00                    12267.00
12/00                                                   17142.00                    18441.00                    12674.00

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge. Class B share performance includes the historical performance of the Class A shares for periods from 10/1/91 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from 1/3/95 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Lehman Brothers Municipal Bond Index includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis
After 10 years of expansion in the U.S. economy, signs of a long-awaited correction became increasingly evident as the year 2000 drew to a close. The annualized rate of growth in gross domestic product was 2.2% in the third quarter, far slower than the 6.1% average over the prior four quarters. Employment growth averaged 102,000 jobs per month from September to November, less than half the average monthly growth in 1999. Consumer confidence fell to a two-year low. The manufacturing inventory-to-sales ratio reached its highest level since May 1999. Much of the correction can be attributed to tighter credit conditions--a lagged effect of successive rate hikes over an 18-month period that brought the targeted federal funds rate to 6.50% in May 2000. The Federal Reserve used its tightening bias to slow economic growth while keeping inflation in check.

At its December 2000 meeting, the Fed finally signaled its willingness to adopt a less restrictive monetary policy in 2001. This shift from a tightening bias to suggesting an easing bias should gradually restimulate business and consumer spending. Fortunately, inflation remained modest throughout the year, and the innovative spirit of the goods and services sectors did not diminish. Productivity growth clocked in at a healthy 3.3% in the most recent quarterly release.

Municipal bonds provided excellent performance in 2000 on both an absolute and relative basis. In absolute terms, long-term municipal-bond yields fell 0.80% during the 12 months ended December 31, 2000. The 11.68% annual return for the Lehman Brothers Municipal Bond Index(1) was its best annual performance since 1995. On a tax-adjusted basis, municipals outperformed all the taxable-income asset classes in the Lehman Brothers Aggregate Index,(2) including U.S. Treasuries. Perhaps more significantly, the tax-adjusted returns of the Lehman Brothers Municipal Bond Index outperformed most major equity indices for the first time since 1990.

Two major factors contributed to the strong performance of municipal bonds:

- Decrease in supply of new issues. New-issue volume totaled $200 billion in 2000, a 16% decrease from the $237 billion figure in 1999. Also, higher interest rates, particularly in the first six months of the year, reduced the economic incentive for issuers to refund outstanding debt. As a consequence, refunding volume declined 50% in 2000 and new-money issuance (the amount of additional long-term financing over maturing and refunded issues) increased 5% versus the prior year.

- Robust demand on the part of retail and institutional investors. In the first half of 2000, retail investors were attracted by the relatively high yields available in the municipal market. Institutions, such as insurance companies, viewed municipals as attractive on a relative basis as compared to a surging U.S. Treasury market. Mutual-fund cash flows picked up in the second half of the year, as investors shifted assets from stocks to bonds and institutional investors saw better relative value in municipals than in the corporate bond market.

-------
(1) See footnote on page 3 for more information on the Lehman Brothers Municipal Bond Index.
(2) The Lehman Brothers Aggregate Bond Index is an unmanaged Index that represents U.S. domestic taxable investment-grade bonds, including U.S. Treasuries, agencies, corporate, and mortgage-backed securities with an average maturity and duration in the intermediate range. An investment cannot be made directly into an index.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

[BAR GRAPH]

12/91                                                                             2.08
12/92                                                                             9.01
12/93                                                                            12.11
12/94                                                                            -4.71
12/95                                                                            15.97
12/96                                                                             3.06
12/97                                                                             8.39
12/98                                                                             5.38
12/99                                                                            -5.22
12/00                                                                            13.04

Past performance is no guarantee of future results. See footnote * on page 10 for more information on performance.

CLASS B AND CLASS C SHARES

[BAR GRAPH]

12/91                                                                             2.08
12/92                                                                             9.01
12/93                                                                            12.11
12/94                                                                            -4.71
12/95                                                                            15.67
12/96                                                                             2.86
12/97                                                                             8.14
12/98                                                                             5.00
12/99                                                                            -5.51
12/00                                                                            12.95

Past performance is no guarantee of future results. Class B share returns reflect the historical performance of the Class A shares through 12/94. Class C share returns reflect the historical performance of the Class A shares through 12/94 and Class B shares through 8/98. See footnote * on page 10 for more information on performance.

The New York State economy thrived through most of the year, outpacing the rest of the country. Employment grew strongly in the first nine months of the year, with the unemployment rate falling to 4.6% in September. This was about half its July 1992 unemployment peak of 8.9%. Based on strong economic numbers, Standard & Poor's upgraded the state's credit rating from A+ to AA in December.(3)

-------
(3) According to Standard & Poor's, debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. According to Standard & Poor's, debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong. The ratings may be modified by a plus or minus sign to show relative standing within the major rating categories. When applied to Fund investments, these credit ratings are based solely on the credit-worthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, MainStay New York Tax Free Fund returned 13.04% for Class A shares and 12.95% for Class B shares and Class C shares, excluding all sales charges. All share classes outperformed the 11.72% return of the average Lipper(4) New York municipal debt fund as well as the 11.68% return of the Lehman Brothers Municipal Bond Index for the annual period.

STRATEGIC MANAGEMENT DECISIONS

During the first half of the year, the Fund benefited from an emphasis on the longer end of the municipal yield curve. As the U.S. Treasury yield curve inverted, demand for long-term municipal bonds grew, causing them to outperform intermediate-term municipals. At midyear, the intermediate part of the municipal yield curve offered better relative value. During the third quarter, we shifted 20% of the portfolio's assets from longer-term to intermediate-term municipals. This strategy boosted fourth-quarter Fund performance, as the intermediate range proceeded to outperform.

Zero-coupon holdings, such as those for the New York State Local Government Assistance Corp. due 2014, and deeper-discount bonds, such as New York State Dormitory Authority Revenue 4.50% bonds due 2028, were particularly strong contributors to the Fund's performance.

The Fund also benefited by remaining significantly underweighted in lower-rated health care issues, as this sector underperformed. The portfolio was invested in essential-service revenue bonds, such as those issued to finance transportation, water and sewer systems, and higher education. These issues have solid revenue streams supporting them, and we expect them to maintain their value better than lower-rated issues as the economy slows.

LOOKING AHEAD

While the bond markets were digesting the presidential-election results, the Federal Reserve threw the market off balance in December by raising concerns about how quickly the economy was slowing. In an abrupt about-face, the Fed signaled its intention to lower the targeted federal funds rate from 6.50%, with most economists expecting the rate to fall to 5.50% by mid-2001.

With the Federal Reserve in an easing mode, we expect yields to fall and municipal bonds to perform well. We also believe that intermediate maturities are likely to continue to outperform as the municipal yield curve steepens. (We anticipate that yields on shorter-maturity bonds will fall more than those on longer-term bonds.) Thus, we intend to continue to overweight the portfolio in the intermediate portion of the municipal yield curve and to maintain a


-------
(4) See footnote and table on page 10 for more information about Lipper Inc.

somewhat longer-than-average duration as we head into 2001. We believe that zero-coupon and discount issues should continue to perform well.

We intend to maintain the high quality of the securities in the Fund's portfolio. As the economy slows, lower-rated securities are likely to continue to under-perform. We also plan to maintain the Fund's underweighted position in health care. Signs from Washington that the Bush administration and Congress are serious about restoring profitability to the public health care sector would lead us to revisit our posture toward hospital credits. An increase in issuance of bonds backed by tobacco-related settlements with the states may provide an opportunity to add these credits to the portfolio at attractive spread levels.

In our view, the incoming Bush administration is likely to have a mixed impact on the municipal bond markets. President Bush is likely to forge ahead with his significant tax-cut proposal, which could weaken incentives to invest in municipal bonds. Bush's proposal to repeal the estate tax, on the other hand, would probably favor additional municipal investments and might even counterbalance any negative impact from the tax-cut proposal.

With the yields of long-term insured municipal bonds at 94% of U.S. Treasury yields as of year-end 2000, municipals continue to appear attractive versus U.S. Treasuries. Whatever the markets may bring, the Fund will continue to seek to provide a high level of current income exempt from regular federal income tax and personal income tax of New York State and its political subdivisions, including New York City, consistent with the preservation of capital.

John Fitzgerald
Laurie Walters
Portfolio Managers
MacKay Shields LLC

The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. A portion of income may be subject to state and local taxes or the alternative minimum tax.

   TARGETED DIVIDEND POLICY
   The MainStay New York Tax Free Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During 2000, the Fund maintained a stable dividend, which did not materially impact the Fund's net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected by its targeted dividend policy.

Returns and Lipper Rankings as of 12/31/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                        SINCE INCEPTION
                    1 YEAR   5 YEARS    THROUGH 12/31/00
    Class A         13.04%    4.75%          6.16%
    Class B         12.95%    4.51%          5.99%
    Class C         12.95%    4.51%          5.99%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                        SINCE INCEPTION
                    1 YEAR   5 YEARS    THROUGH 12/31/00
    Class A          7.95%    3.79%          5.63%
    Class B          7.95%    4.17%          5.99%
    Class C         11.95%    4.51%          5.99%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/00

                                             SINCE INCEPTION
                      1 YEAR      5 YEARS    THROUGH 12/31/00
    Class A         23 out of    54 out of        29 out of
                    109 funds    83 funds         40 funds
    Class B         24 out of    62 out of        58 out of
                    109 funds    83 funds         73 funds
    Class C         24 out of    n/a              53 out of
                    109 funds                    100 funds
    Average Lipper
    NY municipal
    debt fund         11.72%       4.71%         6.13%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
12/31/00

                    NAV 12/31/00   INCOME    CAPITAL GAINS
    Class A            $9.81       $0.4574      $0.0000
    Class B            $9.75       $0.4323      $0.0000
    Class C            $9.75       $0.4323      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Performance figures for this class include the historical performance of the Class A shares for periods from inception (10/1/91) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (1/3/95) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/00. Class A shares were first offered to the public on 10/1/91, Class B shares on 1/3/95, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 10/1/91 through 12/31/00.

The preceding pages have not been audited.

MainStay New York Tax Free Fund

                                  PRINCIPAL
                                    AMOUNT           VALUE
-------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS (94.1%)+

NEW YORK (88.7%)
Dutchess County New York
 Industrial
 Development Agency Civic
 Facility Revenue
 Bard College Civic Facility
 5.50%, due 8/1/20..............  $ 350,000       $   355,740
Long Island Power Authority
 New York Electric System
 Revenue
 5.50%, due 12/1/12.............    750,000           818,955
Metropolitan Transportation
 Authority
 New York Dedicated Tax Fund
 Series A
 5.875%, due 4/1/25.............    500,000           532,630
Nassau County New York Interest
 Finance Authority
 Series A
 5.75%, due 11/15/12............    750,000           819,990
New York City General Obligation
 Series D
 6.00%, due 2/15/25 (c).........     25,000            26,972
 Series A
 6.00%, due 5/15/30 (c).........  1,000,000         1,075,300
 Series F
 8.20%, due 11/15/04 (c)........     20,000            21,017
New York City Municipal Water
 Finance Authority, Water &
 Sewer
 Systems Revenue
 Series B
 6.00%, due 6/15/33.............    250,000           272,098
 Series A
 7.00%, due 6/15/09.............  1,000,000         1,022,290
New York City Transitional
 Finance
 Authority Revenue
 Future Tax Secured
 Series B
 6.00%, due 11/15/24............    600,000           654,102
New York City Trust
 Cultural Resources Revenue
 Series A
 5.75%, due 7/1/29..............    500,000           527,905
New York Counties Tobacco Trust
 I Tobacco Settlement
 Pass Through Bond--Flex
 Amortization
 6.50%, due 6/1/35..............    600,000           613,908
New York State Dormitory
 Authority
 Lease Revenue
 Court Facilities
 5.75%, due 5/15/30.............    250,000           264,783
-------------------------------------------------------------
+  Percentages indicated are based on Fund net assets.

-------------------------------------------------------------
                                  PRINCIPAL
                                    AMOUNT           VALUE
NEW YORK (CONTINUED)
New York State Dormitory
 Authority
 Revenue
 Mental Health
 Services Facilities Improvement
 Series F
 4.50%, due 8/15/28.............  $ 600,000       $   529,716
 Series B
 6.00%, due 2/15/25.............    500,000           537,580
 New York University
 Series A
 5.75%, due 7/1/27..............    500,000           552,620
 State University Facility
 Series A
 5.25%, due 7/1/30..............    750,000           750,833
 Series C
 5.75%, due 5/15/17.............    500,000           554,325
New York State Energy Research &
 Development Authority
 Electric Facilities Revenue
 Con Edison Co. New York Inc.
 Project A
 7.125%, due 12/1/29 (b)........    500,000           544,790
 7.50%, due 1/1/26 (b)..........    500,000           510,500
New York State Environmental
 Facilities Corp.
 Pollution Control Revenue
 Series B
 7.50%, due 3/15/11.............    600,000           603,924
New York State Local Government
 Assistance Corp.
 Series C
 (zero coupon), due 4/1/14......  1,500,000           784,005
 Series E
 6.00%, due 4/1/14..............    500,000           568,055
New York State Medical Care
 Facilities Finance Agency Revenue
 7.35%, due 2/15/29.............    600,000           607,350
 7.50%, due 2/15/21.............    315,000           322,390
 7.625%, due 8/15/17............    595,000           617,276
 7.875%, due 8/15/20............     45,000            46,701
 8.875%, due 8/15/07............    280,000           285,992
New York State Thruway Authority
 Service Contract Revenue
 Local Highway & Bridge
 Series B-1
 5.75%, due 4/1/16..............  1,000,000         1,078,250
New York State Urban Development
 Corporate Revenue
 Services Contracts, Series C
 5.75%, due 1/1/16..............    450,000           481,810

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2000

                                  PRINCIPAL
                                    AMOUNT           VALUE
-------------------------------------------------------------
NEW YORK (CONTINUED)
Triborough Bridge & Tunnel
 Authority
 of New York, General Purpose
 Revenue, Series Y
 6.125%, due 1/1/21.............  $ 750,000       $   861,607
                                                  -----------
                                                   17,243,414
                                                  -----------
FLORIDA (2.8%)
Tampa Florida Utility & Tax
 Special Revenue
 6.00%, due 10/1/09.............    500,000           549,875
                                                  -----------
PUERTO RICO (2.6%)
Puerto Rico Electric Power
 Authority
 Series HH
 5.25%, due 7/1/29..............    500,000           507,870
                                                  -----------
Total Long-Term Municipal Bonds
 (Cost $17,687,601).............                   18,301,159
                                                  -----------
CUMULATIVE PREFERRED STOCK (5.2%)

Charter Mac Equity Issuer Trust
  Series A-1
  7.10%, due 6/30/09 (a) (d)....  1,000,000         1,016,980
                                                  -----------
Total Cumulative Preferred Stock
 (Cost $1,000,000)..............                    1,016,980
                                                  -----------

SHORT-TERM MUNICIPAL BONDS (2.1%)

New York City General Obligation
  Series B
  4.95%, due 8/15/23 (d)........    100,000           100,000
New York City Municipal Water
 Finance Authority, Water and
 Sewer
 Systems Revenue, Series C
 4.95%, due 6/15/23 (d).........    200,000           200,000
Port Authority of New York & New
 Jersey
 4.90%, due 5/1/19 Series 2
 (d)............................    100,000           100,000
                                                  -----------
Total Short-Term Municipal Bonds
 (Cost $400,000)................                      400,000
                                                  -----------
Total Investments
 (Cost $19,087,601) (e).........      101.4%       19,718,139(f)
Liabilities in Excess of Cash
 and Other Assets...............       (1.4)      $  (265,764)
                                  ----------      -----------
Net Assets......................      100.0%      $19,452,375
                                  ==========      ===========

                       CONTRACTS        UNREALIZED
                         LONG         DEPRECIATION(g)
                       ------------------------------
FUTURES CONTRACTS (0.0%)(h)

Municipal Bond
  March 2001.........       5              $(469)
                                           -----
Total Futures
 Contracts
 (Settlement Value
 $517,656)...........                      $(469)
                                           =====

-------
(a)  May be sold to institutional investors only.
(b)  Interest on this security is subject to alternative minimum tax.
(c) Prerefunding securities -- issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issuer's call date.
(d) Variable rate security that may be tendered back to the issuer at any time prior to maturity at par.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.
(f) At December 31, 2000, net unrealized appreciation was $630,538, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $766,755 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $136,217.
(g) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 2000.
(h) Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2000

ASSETS:
Investment in securities, at value (identified cost
  $19,087,601)..............................................       $19,718,139
Cash........................................................            27,021
Receivables:
  Interest..................................................           277,937
  Variation margin on futures contracts.....................               312
  Fund shares sold..........................................            23,338
                                                                   -----------
    Total assets............................................        20,046,747
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           536,470
  Shareholder communication.................................            13,538
  Transfer agent............................................             8,803
  Custodian.................................................             7,692
  NYLIFE Distributors.......................................             5,597
  Fund shares redeemed......................................             5,050
  MainStay Management.......................................             4,413
  Trustees..................................................               154
Accrued expenses............................................            12,655
                                                                   -----------
    Total liabilities.......................................           594,372
                                                                   -----------
Net assets..................................................       $19,452,375
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    12,310
  Class B...................................................             7,308
  Class C...................................................               257
Additional paid-in capital..................................        19,842,253
Accumulated net realized loss on investments................        (1,039,822)
Net unrealized appreciation on investments and futures
  contracts.................................................           630,069
                                                                   -----------
Net assets..................................................       $19,452,375
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $12,079,113
                                                                   ===========
Shares of beneficial interest outstanding...................         1,230,979
                                                                   ===========
Net asset value per share outstanding.......................       $      9.81
Maximum sales charge (4.50% of offering price)..............              0.46
                                                                   -----------
Maximum offering price per share outstanding................       $     10.27
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 7,122,317
                                                                   ===========
Shares of beneficial interest outstanding...................           730,818
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.75
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   250,945
                                                                   ===========
Shares of beneficial interest outstanding...................            25,750
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.75
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Interest..................................................  $1,130,628
                                                              ----------
Expenses:
  Management................................................      92,947
  Transfer agent............................................      53,010
  Service--Class A..........................................      29,684
  Service--Class B..........................................      16,562
  Service--Class C..........................................         228
  Professional..............................................      23,845
  Custodian.................................................      17,782
  Distribution--Class B.....................................      16,562
  Distribution--Class C.....................................         226
  Shareholder communication.................................      16,401
  Recordkeeping.............................................      12,000
  Registration..............................................         744
  Trustees..................................................         490
  Miscellaneous.............................................      21,438
                                                              ----------
    Total expenses before reimbursement.....................     301,919
Expense reimbursement from Manager..........................     (54,617)
                                                              ----------
    Net expenses............................................     247,302
                                                              ----------
Net investment income.......................................     883,326
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions.....................................    (422,129)
  Futures transactions......................................      88,663
                                                              ----------
Net realized loss on investments............................    (333,466)
                                                              ----------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................   1,761,624
  Futures transactions......................................     (12,312)
                                                              ----------
Net unrealized gain on investment...........................   1,749,312
                                                              ----------
Net realized and unrealized gain on investments.............   1,415,846
                                                              ----------
Net increase in net assets resulting from operations........  $2,299,172
                                                              ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2000           1999
                                                              ------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   883,326    $ 1,015,436
  Net realized loss on investments..........................     (333,466)      (706,356)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    1,749,312     (1,508,974)
                                                              -----------    -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................    2,299,172     (1,199,894)
                                                              -----------    -----------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (572,151)      (665,626)
    Class B.................................................     (306,766)      (351,328)
    Class C.................................................       (4,845)          (483)
  From net realized gain on investments:
    Class A.................................................           --        (12,761)
    Class B.................................................           --         (6,961)
    Class C.................................................           --            (37)
                                                              -----------    -----------
      Total dividends and distributions to shareholders.....     (883,762)    (1,037,196)
                                                              -----------    -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      744,827        513,102
    Class B.................................................    1,062,426      1,697,158
    Class C.................................................      264,878         38,507
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      247,560        336,060
    Class B.................................................      171,539        210,506
    Class C.................................................        3,584            516
                                                              -----------    -----------
                                                                2,494,814      2,795,849
  Cost of shares redeemed:
    Class A.................................................   (2,774,418)    (1,917,421)
    Class B.................................................   (1,587,624)    (2,336,657)
    Class C.................................................      (66,503)            (6)
                                                              -----------    -----------
      Decrease in net assets derived from capital share
       transactions.........................................   (1,933,731)    (1,458,235)
                                                              -----------    -----------
      Net decrease in net assets............................     (518,321)    (3,695,325)
NET ASSETS:
Beginning of year...........................................   19,970,696     23,666,021
                                                              -----------    -----------
End of year.................................................  $19,452,375    $19,970,696
                                                              ===========    ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                  Class A
                                                              -----------------------------------------------
                                                                          Year ended December 31,
                                                              -----------------------------------------------
                                                               2000      1999      1998      1997      1996
                                                              -------   -------   -------   -------   -------
Net asset value at beginning of period......................  $  9.11   $ 10.08   $ 10.09   $  9.91   $ 10.12
                                                              -------   -------   -------   -------   -------
Net investment income.......................................     0.46      0.45      0.45      0.49      0.50
Net realized and unrealized gain (loss) on investments......     0.70     (0.96)     0.08      0.32     (0.21)
                                                              -------   -------   -------   -------   -------
Total from investment operations............................     1.16     (0.51)     0.53      0.81      0.29
                                                              -------   -------   -------   -------   -------
Less dividends and distributions:
  From net investment income................................    (0.46)    (0.45)    (0.46)    (0.49)    (0.50)
  From net realized gain on investments.....................       --     (0.01)    (0.08)    (0.14)       --
                                                              -------   -------   -------   -------   -------
Total dividends and distributions...........................    (0.46)    (0.46)    (0.54)    (0.63)    (0.50)
                                                              -------   -------   -------   -------   -------
Net asset value at end of period............................  $  9.81   $  9.11   $ 10.08   $ 10.09   $  9.91
                                                              =======   =======   =======   =======   =======
Total investment return (a).................................    13.04%    (5.22%)    5.38%     8.39%     3.06%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...................................     4.85%     4.63%     4.43%     4.88%      5.0%
    Net expenses............................................     1.24%     1.24%     1.24%     1.24%     1.24%
    Expenses (before reimbursement).........................     1.53%     1.47%     1.57%     1.41%      1.4%
Portfolio turnover rate.....................................       92%       77%      157%      212%      114%
Net assets at end of period (in 000's)......................  $12,079   $12,952   $15,499   $13,814   $15,572

-------
 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                     Class B                                       Class C
    ------------------------------------------   --------------------------------------------
                                                                                September 1*
             Year ended December 31,              Year ended     Year ended       through
    ------------------------------------------   December 31,   December 31,    December 31,
     2000     1999     1998     1997     1996        2000           1999            1998
    ------   ------   ------   ------   ------   ------------   ------------   --------------
    $ 9.04   $10.01   $10.03   $ 9.84   $10.02      $ 9.04         $10.01          $10.11
    ------   ------   ------   ------   ------      ------         ------          ------
      0.43     0.42     0.43     0.45     0.45        0.43           0.42            0.13
      0.71    (0.96)    0.06     0.33    (0.18)       0.71          (0.96)          (0.01)
    ------   ------   ------   ------   ------      ------         ------          ------
      1.14    (0.54)    0.49     0.78     0.27        1.14          (0.54)           0.12
    ------   ------   ------   ------   ------      ------         ------          ------
     (0.43)   (0.42)   (0.43)   (0.45)   (0.45)      (0.43)         (0.42)          (0.14)
        --    (0.01)   (0.08)   (0.14)      --          --          (0.01)          (0.08)
    ------   ------   ------   ------   ------      ------         ------          ------
     (0.43)   (0.43)   (0.51)   (0.59)   (0.45)      (0.43)         (0.43)          (0.22)
    ------   ------   ------   ------   ------      ------         ------          ------
    $ 9.75   $ 9.04   $10.01   $10.03   $ 9.84      $ 9.75         $ 9.04          $10.01
    ======   ======   ======   ======   ======      ======         ======          ======
     12.95%   (5.51%)   5.00%    8.14%    2.86%      12.95%         (5.51%)          1.18%
      4.60%    4.38%    4.18%    4.63%     4.7%       4.60%          4.38%           4.18%+
      1.49%    1.49%    1.49%    1.49%    1.49%       1.49%          1.49%           1.49%+
      1.78%    1.72%    1.82%    1.66%     1.6%       1.78%          1.72%           1.82%+
        92%      77%     157%     212%     114%         92%            77%            157%
    $7,122   $6,980   $8,217   $5,585   $4,100      $  251         $   38              --(b)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay New York Tax Free Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay New York Tax Free Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares whose distribution commenced on October 1, 1991, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on January 3, 1995 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide a high level of current income exempt from regular federal income tax and personal income tax of New York State and its political subdivisions, including New York City, consistent with preservation of capital.

The Fund invests substantially all of its assets in debt obligations issued by political subdivisions and authorities in the State of New York, the Commonwealth of Puerto Rico, Guam and the Virgin Islands. The issuer's ability to meet its obligations may be affected by economic and political developments within the State of New York, the Commonwealth of Puerto Rico, Guam and the Virgin Islands.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are

Notes to Financial Statements

deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and non taxable

MainStay New York Tax Free Fund

income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. A permanent book/tax difference of $436 resulted in an increase to undistributed net investment income and a decrease to additional paid-in capital. This book/tax difference is due to recharacterization of distributions.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), served as the Fund's manager pursuant to a management agreement and provided offices and conducted clerical, recordkeeping and bookkeeping services, and kept most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.24%, 1.49% and 1.49% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2000, the Manager earned $92,947 and reimbursed the Fund $54,617.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager paid the Subadvisor a monthly fee of 0.25% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate of MainStay Management LLC and under the common control of New York Life, was substituted in place of MainStay Management LLC as the Fund's investment adviser. Under the Substitution Agreement among MainStay Management LLC, NYLIM and the Fund, NYLIM has assumed all of the interests, rights and responsibilities of MainStay Management LLC under the Management and Sub-Advisory Agreements to which it is a party. The terms and conditions of these agreements, including management fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Fund and the investment process used by NYLIM is identical to that which was used by MainStay Management LLC.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $1,733 for the year ended December 31, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $9,849 and $488, respectively, for the year ended December 31, 2000.

MainStay New York Tax Free Fund

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2000 amounted to $53,010.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 2000, New York Life held shares of Class A with net asset value of $4,899,981 which represents 40.6% of the Class A net assets at year end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $229 for the year ended December 31, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $12,000 for the year ended December 31, 2000.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2000, for federal income tax purposes, capital loss carryforwards of $937,666 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through 2008. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000'S)
------------------------------------------------------------  -------
     2007...................................................   $285
     2008...................................................    653
                                                               ----
                                                               $938
                                                               ====

In addition, the Fund intends to elect to treat for federal income tax purposes $102,625 of qualifying capital losses that arose during the year after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2000, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $17,109 and $17,081, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                  YEAR ENDED                                YEAR ENDED
                                               DECEMBER 31, 2000                         DECEMBER 31, 1999
                                      -----------------------------------       -----------------------------------
                                      CLASS A       CLASS B       CLASS C       CLASS A       CLASS B       CLASS C
                                      -------       -------       -------       -------       -------       -------
Shares sold.........................     79           113           29             53           176            4
Shares issued in reinvestment of
  dividends and distributions.......     27            18           --(a)          35            22           --(a)
                                       ----          ----          ----          ----          ----          ----
                                        106           131           29             88           198            4
Shares redeemed.....................   (297)         (172)          (7)          (199)         (247)          --(a)
                                       ----          ----          ----          ----          ----          ----
Net increase (decrease).............   (191)          (41)          22           (111)          (49)           4
                                       ====          ====          ====          ====          ====          ====

-------

(a)  Less than one thousand.

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of The MainStay New York Tax Free Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay New York Tax Free Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management, LLC.

Contact your investment professional for a free prospectus containing more information, including advisory fees, risks, other expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of December 31, 2000.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved.  MSNT11-02/01

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    New York Tax Free Fund

    ANNUAL REPORT

    DECEMBER 31, 2000

    [MAINSTAY FUNDS LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Tax Free Bond
                                                              Fund versus Lehman Brothers Municipal Bond
                                                              Index and Inflation-- Class A, Class B, and
                                                              Class C Shares                                   4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings                     10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            17
                                                              Notes to Financial Statements                   22
                                                              Report of Independent Accountants               28
                                                              The MainStay(R) Funds                           29

                       This page intentionally left blank

President's Letter

The year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations of technology stocks had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Throughout 2000, the strength of the U.S. dollar versus other currencies made international investing challenging for U.S. investors. A fourth-quarter rally in the euro could signal a turnaround, but only time will tell.

Despite this volatility, MainStay(R) shareholders enjoyed the confidence of knowing that throughout the year, their Funds were consistently managed with well-defined investment disciplines. Seeking to avoid any hint of style drift, each of our portfolio managers rigorously adhered to an investment process that doesn't change, even when the markets shift. MainStay shareholders knew they could depend on our unwavering commitment to integrity and service--in our Fund management, accounting, reporting, and shareholder communications.

This annual report details the events that affected your MainStay investment during the 12 months ended December 31, 2000. The portfolio manager commentary gives you an inside look at the market forces and management decisions that affected your Fund's strategic direction and investment results. If you have questions, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2001

$10,000 Invested in MainStay
Tax Free Bond Fund versus Lehman Brothers
Municipal Bond Index and Inflation

CLASS A SHARES Total Returns: 1 Year 7.10%, 5 Years 3.45%, 10 Years 5.44%

                                                 MAINSTAY TAX FREE BOND          LEHMAN BROTHERS
                                                          FUND                MUNICIPAL BOND INDEX*         INFLATION (CPI)+
                                                 ----------------------       ---------------------         ----------------
12/90                                                      9550                       10000                       10000
12/91                                                     10590                       11214                       10298
12/92                                                     11481                       12203                       10603
12/93                                                     12675                       13702                       10893
12/94                                                     11911                       12993                       11177
12/95                                                     13698                       15262                       11467
12/96                                                     14196                       15938                       11847
12/97                                                     15476                       17403                       12048
12/98                                                     16247                       18530                       12242
12/99                                                     15151                       18149                       12510
12/00                                                     16992                       20268                       12995

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 6.75%, 5 Years 3.80%, 10 Years 5.79% Class C Total Returns: 1 Year 10.75%, 5 Years 4.15%, 10 Years 5.79%

                                                 MAINSTAY TAX FREE BOND          LEHMAN BROTHERS
                                                          FUND                MUNICIPAL BOND INDEX*         INFLATION (CPI)+
                                                 ----------------------       ---------------------         ----------------
12/90                                                     10000                       10000                       10000
12/91                                                     11089                       11214                       10298
12/92                                                     12022                       12203                       10603
12/93                                                     13272                       13702                       10893
12/94                                                     12473                       12993                       11177
12/95                                                     14326                       15262                       11467
12/96                                                     14804                       15938                       11847
12/97                                                     16106                       17403                       12048
12/98                                                     16883                       18530                       12242
12/99                                                     15708                       18149                       12510
12/00                                                     17554                       20268                       12995

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Lehman Brothers Municipal Bond Index includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

After 10 years of expansion in the U.S. economy, signs of a long-awaited correction became increasingly evident as the year 2000 drew to a close. The annualized rate of growth in gross domestic product was 2.2% in the third quarter, far slower than the 6.1% average over the prior four quarters. Employment growth averaged 102,000 jobs per month from September to November, less than half the average monthly growth in 1999. Consumer confidence fell to a two-year low. The manufacturing inventory-to-sales ratio reached its highest level since May 1999. Much of the correction can be attributed to tighter credit conditions--a lagged effect of successive rate hikes over an 18-month period that brought the targeted federal funds rate to 6.50% in May 2000. The Federal Reserve used its tightening bias to slow economic growth while keeping inflation in check.

At its December 2000 meeting, the Fed finally signaled its willingness to adopt a less restrictive monetary policy in 2001. This shift from a tightening bias to suggesting an easing bias should gradually restimulate business and consumer spending. Fortunately, inflation remained modest throughout the year, and the innovative spirit of the goods and services sectors did not diminish. Productivity growth clocked in at a healthy 3.3% in the most recent quarterly release.

Municipal bonds provided excellent performance in 2000 on both an absolute and relative basis. In absolute terms, long-term municipal-bond yields fell 0.80% during the 12 months ended December 31, 2000. The 11.68% annual return for the Lehman Brothers Municipal Bond Index(1) was its best annual performance since 1995. On a tax-adjusted basis, municipals outperformed all the taxable-income asset classes in the Lehman Brothers Aggregate Index,(2) including U.S. Treasuries. Perhaps more significantly, the tax-adjusted returns of the Lehman Brothers Municipal Bond Index outperformed most major equity indices for the first time since 1990.

Two major factors contributed to the strong performance of municipal bonds:

- Decrease in supply of new issues. New-issue volume totaled $200 billion in 2000, a 16% decrease from the $237 billion figure in 1999. Also, higher interest rates, particularly in the first six months of the year, reduced the economic incentive for issuers to refund outstanding debt. As a consequence, refunding volume declined 50% in 2000 and new-money issuance (the amount of additional long-term financing over maturing and refunded issues) increased 5% versus the prior year.

-------
(1) See footnote on page 4 for more information on the Lehman Brothers Municipal Bond Index.

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged Index that represents U.S. domestic taxable investment-grade bonds, including U.S. Treasuries, agencies, corporate, and mortgage-backed securities with an average maturity and duration in the intermediate range. An investment cannot be made directly into an index.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

                                                                            CLASS A SHARES
                                                                            --------------
12/91                                                                            10.89
12/92                                                                             8.41
12/93                                                                            10.39
12/94                                                                            -6.02
12/95                                                                            15.00
12/96                                                                             3.63
12/97                                                                             9.02
12/98                                                                             4.98
12/99                                                                            -6.75
12/00                                                                            12.15

CLASS B AND CLASS C SHARES

                                                                           CLASS B&C SHARES
                                                                           ----------------
12/91                                                                            10.89
12/92                                                                             8.41
12/93                                                                            10.39
12/94                                                                            -6.02
12/95                                                                            14.86
12/96                                                                             3.33
12/97                                                                             8.80
12/98                                                                             4.83
12/99                                                                            -6.96
12/00                                                                            11.75

- Robust demand on the part of retail and institutional investors. In the first half of 2000, retail investors were attracted by the relatively high yields available in the municipal market. Institutions, such as insurance companies, viewed municipals as attractive on a relative basis as compared to a surging U.S. Treasury market. Mutual-fund cash flows picked up in the second half of the year, as investors shifted assets from stocks to bonds and institutional investors saw better relative value in municipals than in the corporate bond market.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, MainStay Tax Free Bond Fund returned 12.15% for Class A shares and 11.75% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 10.83% return of the average Lipper(3) general municipal debt fund as well as the 11.68% return of the Lehman Brothers Municipal Bond Index for the annual period.

STRATEGIC MATURITY AND SECTOR POSITIONING

During the first half of the year, the Fund benefited from an emphasis on the longer end of the municipal yield curve. As the U.S. Treasury yield curve inverted, demand for long-term municipal bonds grew, causing them to outperform intermediate-term municipals. At midyear, the intermediate part of the municipal yield curve offered better relative value. During the third quarter, we shifted 20% of the portfolio's assets from longer-term to intermediate-term municipals. This strategy boosted fourth-quarter Fund performance, as the intermediate range proceeded to outperform.

Overweighted portfolio positions in specialty states such as New York and California also helped the Fund outperform for the year, as strong retail demand led issues in those states to outperform the broader market. Zero-coupon holdings, such as those for the Foothill-Eastern Transportation Corridor Agency Toll Road Revenue bonds due 2028, and deeper-discount issues, such as New York Metropolitan Transportation Authority 4.50% bonds due 2018, were particularly strong contributors to the Fund's performance. We also took advantage of a spike in Texas issuance during August to add to the portfolio's holdings at attractive levels.

The Fund also benefited by remaining significantly underweighted in lower-rated hospital issues, as this sector underperformed. The portfolio was invested in essential-service revenue bonds, such as those issued to finance transportation, water and sewer systems, and higher education. These issues have solid revenue streams supporting them, and we expect them to maintain their value better than lower-rated issues as the economy slows.

LOOKING AHEAD

While the bond markets were digesting the presidential election results, the Federal Reserve threw the market off balance in December by raising concerns about how quickly the economy was slowing. In an abrupt about-face, the Fed signaled its intention to lower the targeted federal funds rate from 6.50%, with most economists expecting the rate to fall to 5.50% by mid-2001.

With the Federal Reserve in an easing mode, we expect yields to fall and municipal bonds to perform well. We also believe that intermediate maturities are likely to continue to outperform as the municipal yield curve steepens. (We anticipate that yields on shorter-maturity bonds will fall more than those on

-------
(3) See footnote and table on page 10 for more information about Lipper Inc.

longer-term bonds.) Thus, we intend to continue to overweight the portfolio in the intermediate portion of the municipal yield curve and to maintain a somewhat longer-than-average duration as we head into 2001. We believe that zero-coupon and discount issues should continue to perform well.

We intend to maintain the high quality of the securities in the Fund's portfolio. As the economy slows, lower-rated securities are likely to continue to under-perform. We also plan to maintain the Fund's underweighted position in health care. Signs from Washington that the Bush administration and Congress are serious about restoring profitability to the public health care sector would lead us to revisit our posture toward hospital credits. An increase in issuance of bonds backed by tobacco-related settlements with the states may provide an opportunity to add these credits to the portfolio at attractive spread levels.

In our view, the incoming Bush administration is likely to have a mixed impact on the municipal-bond markets. President Bush is likely to forge ahead with his significant tax-cut proposal, which could weaken incentives to invest in municipal bonds. Bush's proposal to repeal the estate tax, on the other hand, would probably favor additional municipal investments and might even counterbalance any negative impact from the tax-cut proposal.

With the yields of long-term insured municipal bonds at 94% of U.S. Treasury yields as of year-end 2000, municipals continue to appear attractive versus U.S. Treasuries. Whatever the markets may bring, the Fund will continue to seek to provide a high level of current income exempt from regular federal income tax, consistent with the preservation of capital.

John Fitzgerald
Laurie Walters
Portfolio Managers
MacKay Shields LLC

The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. A portion of income may be subject to state and local taxes or the alternative minimum tax.

   TARGETED DIVIDEND POLICY

   MainStay Tax Free Bond Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. Following a dividend adjustment in 1999, the Fund's dividend was increased in January 2000. Since the Fund's managers did not engage in any additional trading to provide the new dividend, the Fund's portfolio turnover rate and transaction costs were not affected. Shareholders should refer to their 2000 Form 1099-DIV for the total amount of their distributions in 2000.

Returns and Lipper Rankings as of 12/31/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                       SINCE INCEPTION
                       1 YEAR   5 YEARS    10 YEARS    THROUGH 12/31/00
    Class A            12.15%    4.40%       5.93%          5.90%
    Class B            11.75%    4.15%       5.79%          5.80%
    Class C            11.75%    4.15%       5.79%          5.80%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                        SINCE INCEPTION
                       1 YEAR    5 YEARS    10 YEARS    THROUGH 12/31/00
    Class A             7.10%     3.45%       5.44%          5.56%
    Class B             6.75%     3.80%       5.79%          5.80%
    Class C            10.75%     4.15%       5.79%          5.80%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/00

                                                          SINCE INCEPTION
                         1 YEAR     5 YEARS    10 YEARS   THROUGH 12/31/00
    Class A            51 out of   122 out of  n/a        126 out of
                       273 funds   187 funds              165 funds
    Class B            84 out of   144 out of  83 out of  54 out of
                       273 funds   187 funds   85 funds   55 funds
    Class C            84 out of   n/a         n/a        203 out of
                       273 funds                          244 funds
    Average Lipper
    general municipal
    debt fund          10.83%      4.65%       6.67%      7.06%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
12/31/00

             NAV 12/31/00   INCOME    CAPITAL GAINS
    Class A     $9.68       $0.4730      $0.0000
    Class B     $9.68       $0.4500      $0.0000
    Class C     $9.68       $0.4500      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/00. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/00.

    The preceding pages have not been audited.

MainStay Tax Free Bond Fund

                                  PRINCIPAL
                                    AMOUNT            VALUE
---------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS (95.8%)+

ALABAMA (1.9%)
University of
 Alabama-Birmingham
 University Revenues
 6.00%, due 10/1/16............  $ 2,910,000       $  3,166,749
 6.00%, due 10/1/17............    3,085,000          3,350,279
                                                   ------------
                                                      6,517,028
                                                   ------------

ALASKA (1.5%)
Northern Tobacco Securitization
 Corp.
 Alaska Tobacco Settlements
 Asset Bonds
 6.50%, due 6/1/31.............    5,000,000          5,093,000
                                                   ------------

CALIFORNIA (8.0%)
California Educational
 Facilities
 Dominican University
 5.75%, due 12/1/30............      500,000            503,165
California Statewide Community
 Catholic Healthcare West
 6.50%, due 7/1/20.............    2,000,000          2,004,520
Foothill-Eastern Transportation
 Corridor Agency, Toll Road
 Revenue, Series A
 (zero coupon), due 1/1/20.....   32,000,000         11,984,320
 (zero coupon), due 1/1/28
   (c).........................   24,540,000          5,936,226
Los Angeles California
 Unified School District
 Series D
 5.625%, due 7/2/17............    2,000,000          2,139,720
San Francisco California City &
 County Airports Commission
 International Airport Revenue
 Second Series, Issue 6
 6.50%, due 5/1/18 (b).........    3,240,000          3,466,735
San Francisco California City &
 County Certificates
 Participation
 San Bruno Jail No 3
 5.25%, due 10/1/26............    1,250,000          1,265,600
San Joaquin Hills California
 Transportation Corridor Agency
 Toll Road Revenue
 (zero coupon), due 1/1/16.....      750,000            356,678
                                                   ------------
                                                     27,656,964
                                                   ------------
COLORADO (0.4%)
Strasburg Colorado
 School District No 31J
 5.00%, due 12/1/15............    1,315,000          1,343,378
                                                   ------------

---------------------------------------------------------------
+  Percentages indicated are based on Fund net assets.

---------------------------------------------------------------
                                  PRINCIPAL
                                    AMOUNT            VALUE

FLORIDA (1.8%)
Capital Trust Agency Florida
 Housing Shadow Run Project
 Series A
 5.15%, due 11/1/30............  $ 2,190,000       $  2,228,763
Gulf Breeze Florida Revenue
 Capital
 Funding, Series B
 4.50%, due 10/1/27............    2,500,000          2,237,875
Tampa Florida Utility Tax &
 Special Revenue Refunding
 6.00%, due 7/10/01............    1,500,000          1,641,345
                                                   ------------
                                                      6,107,983
                                                   ------------

ILLINOIS (7.6%)
Chicago Illinois Board of
 Education
 5.875%, due 12/1/14...........    3,130,000          3,399,430
Chicago Illinois Building
 Acquisition
 5.25%, due 1/1/27.............    5,690,000          5,677,937
Chicago Illinois Park District
 Harbor Facility Revenue
 5.50%, due 1/1/09.............    2,085,000          2,217,377
Chicago Illinois Water Revenue
 6.50%, due 11/1/15............    3,005,000          3,533,760
Illinois Health Facilities
 Authority Revenue
 6.25%, due 11/15/29...........    4,000,000          3,997,000
Illinois Regional
 Transportation
 Authority Series C
 7.10%, due 6/1/25.............    1,500,000          1,665,570
Kankakee Illinois Sewer Revenue
 7.00%, due 5/1/16.............    2,000,000          2,162,220
State of Illinois
 First Series
 5.75%, due 6/1/14.............    3,450,000          3,716,271
                                                   ------------
                                                     26,369,565
                                                   ------------

INDIANA (1.8%)
Indianapolis Indiana Local
 Public Improvement Bond Bank
 Series D
 6.75%, due 2/1/20.............    6,000,000          6,358,620
                                                   ------------

KANSAS (2.5%)
Burlington Pollution Control
 Revenue
 Kansas Gas & Electric Co.
 Project
 7.00%, due 6/1/31.............    8,300,000          8,547,589
                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2000


                                  PRINCIPAL
                                    AMOUNT            VALUE
---------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
KENTUCKY (1.3%)
Kentucky State Property &
 Building
 Common Revenue
 Project No 68
 5.75%, due 10/1/13............  $ 2,000,000       $  2,176,540
 5.75%, due 10/1/14............    2,000,000          2,165,100
                                                   ------------
                                                      4,341,640
                                                   ------------

LOUISIANA (4.6%)
Lake Charles Louisiana Harbor &
 Terminal District Port
 Facilities Revenue, Truckline
 Long Co.
 7.75%, due 8/15/22............   13,000,000         13,830,570
Louisiana State Offshore
 Terminal Authority, Deepwater
 Port Revenue
 Series E
 7.60%, due 9/1/10.............    2,135,000          2,182,376
                                                   ------------
                                                     16,012,946
                                                   ------------

MASSACHUSETTS (8.0%)
Massachusetts Bay
 Transportation Authority
 Assessment
 Series A
 5.75%, due 7/1/18.............    2,500,000          2,666,775
Massachusetts State
 Consolidated Loan Series C
 5.50%, due 10/1/09............    8,310,000          9,002,223
Massachusetts State Grant
 Anticipation Notes
 Series A
 5.75%, due 12/15/14...........    5,000,000          5,415,750
New England Education Loan
 Marketing Corp., Student Loan
 Series F
 5.625%, due 7/1/04 (b)........    2,500,000          2,596,425
 Series A
 5.70%, due 7/1/05 (b).........    4,800,000          5,039,520
Route 3 North Transportation
 Improvement Associates
 Massachusetts Lease Revenue
 5.75%, due 6/15/18............    2,720,000          2,900,744
                                                   ------------
                                                     27,621,437
                                                   ------------

MISSISSIPPI (1.7%)
Mississippi Home Corporation
 Single Family Revenue Mortgage
 Series A-2
 5.45%, due 6/1/24 (b).........    5,825,000          5,912,725
                                                   ------------

                                  PRINCIPAL
                                    AMOUNT            VALUE
---------------------------------------------------------------

MONTANA (0.7%)
Forsyth Montana Pollution
 Control Revenue, Puget Sound
 Power & Light
 6.80%, due 3/1/22.............  $ 2,200,000       $  2,296,008
                                                   ------------

NEBRASKA (0.6%)
Nebraska Investment Finance
 Authority, Single Family
 Housing Revenue
 Series C
 6.30%, due 9/1/28 (b).........    1,990,000          2,062,834
                                                   ------------

NEVADA (3.3%)
Clark County Nevada Bond Bank
 5.50%, due 7/1/14.............    5,460,000          5,746,814
Clark County Nevada Pollution
 Control Revenue
 Nevada Power Co. Project
 Series B
 6.60%, due 6/1/19.............    1,925,000          2,018,459
Director State Nevada
 Department Business & Industry
 Capital Appreciation -- Las
 Vegas Monorail
 (zero coupon), due 1/1/19.....    9,325,000          3,597,772
                                                   ------------
                                                     11,363,045
                                                   ------------

NEW JERSEY (3.5%)
Cape May County New Jersey
 Industrial Pollution Control
 Finance Authority, Atlantic
 City Electric Co.
 Project A
 7.20%, due 11/1/29 (b)........    3,000,000          3,305,550
New Jersey Economic Development
 Authority Revenue
 Transportation Project
 Series A
 5.875%, due 5/1/14 (c)........    8,000,000          8,679,120
                                                   ------------
                                                     11,984,670
                                                   ------------

NEW YORK (26.6%)
Dutchess City New York
 Industrial Development Agency
 Bard College Civic Facility
 5.50%, due 8/1/20.............    4,850,000          4,929,540
Long Island Power Authority
 New York Electric System
 Revenue
 5.50%, due 12/1/12............    2,470,000          2,697,091

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund


                                  PRINCIPAL
                                    AMOUNT            VALUE
---------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
Metropolitan Transportation
 Authority New York
 Commuter Facilities Revenue,
 Series A
 5.625%, due 7/1/27............  $ 9,500,000       $  9,842,665
 5.75%, due 7/1/21.............    1,000,000          1,055,230
 Dedicated Tax Bond
 Series A
 4.50%, due 4/1/18.............    5,000,000          4,688,150
 Service Contract Capital
 Appreciation Transportation
 Facilities Revenue
 Series 7
 (zero coupon), due 7/1/14.....    3,930,000          1,986,771
Nassau County New York
 International Financial
 Authority Sales Tax Secured
 Series A
 5.75%, due 11/15/12...........    1,000,000          1,093,320
New York City General
 Obligation
 Series D
 5.25%, due 8/1/15.............    2,000,000          2,044,760
 Series E
 5.875%, due 8/1/13 (e)........   10,000,000         10,653,800
 Series D
 6.00%, due 2/15/25 (e)........       95,000            102,494
 Series B
 7.00%, due 6/1/15 (e).........       75,000             77,055
 Series B
 7.00%, due 6/1/15.............       15,000             15,378
 Series A
 7.75%, due 8/15/07............       20,000             20,727
 Series A
 7.75%, due 8/15/07-8/15/16
 (e)...........................      145,000            150,415
 Series D
 8.00%, due 8/1/04.............       30,000             31,095
 Series D
 8.00%, due 8/1/04 (e).........       25,000             25,951
 Series F
 8.20%, due 11/15/04 (e).......      105,000            110,337
New York City Industrial
 Development Agency Civic
 Facility Revenue Lighthouse
 International Project
 4.50%, due 7/1/33.............    3,500,000          3,074,540
New York Counties Tobacco Trust I
 Tobacco Settlement
 Pass Through Bond-B
 6.50%, due 6/1/35.............    2,400,000          2,455,631

                                  PRINCIPAL
                                    AMOUNT            VALUE
---------------------------------------------------------------
NEW YORK (CONTINUED)
New York State Dormitory
 Authority Lease Revenue
 Court Facilities
 5.75%, due 5/15/30............  $ 2,750,000       $  2,912,607
New York State Dormitory
 Authority
 Revenue
 City University
 System-Consolidated
 Series A
 5.25%, due 7/1/30.............    1,500,000          1,501,666
 Mental Health Services
 Facilities Improvement
 Series D
 5.875%, due 2/15/16-2/15/17...    3,465,000          3,740,703
 New York University
 Series A
 5.75%, due 7/1/27.............    2,500,000          2,763,100
 6.00%, due 7/1/18-7/1/19......    7,000,000          7,954,226
 State University
 Series C
 5.75%, due 5/15/17............    1,070,000          1,186,255
 Series C
 7.375%, due 5/15/10...........    6,000,000          7,006,440
 Series B
 7.50%, due 5/15/11............    4,250,000          5,044,452
New York State Environmental
 Facilities Corp. Pollution
 Control Revenue, State Water
 Series A
 7.25%, due 6/15/10............      400,000            413,476
 Series B
 7.50%, due 3/15/11............      700,000            704,578
 Series A
 7.50%, due 6/15/12............    3,050,000          3,127,775
New York State Local Government
 Assistance Corp.
 Series C
 (zero coupon), due 4/1/14.....    1,130,000            590,617
 Series E
 6.00%, due 4/1/14.............    4,745,000          5,390,842
New York State Medical Care
 Facilities Finance Agency
 Revenue
 7.875%, due 8/15/20...........      415,000            430,687
New York State Thruway
 Authority Service Contract
 Revenue
 Local Highway & Bridge
 Series B-1
 5.75%, due 4/1/16.............    2,600,000          2,800,102
Triborough Bridge & Tunnel
 Authority of New York General
 Purpose Revenue
 Series Y
 6.125%, due 1/1/21............      750,000            861,608

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                    AMOUNT            VALUE
---------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
Tobacco Settlement Asset
 Securitization Corp.
 Series 1, Plan Principal 2019
 6.25%, due 7/15/27............  $   250,000       $    255,120
                                                   ------------
                                                     91,739,204
                                                   ------------

NORTH CAROLINA (2.8%)
North Carolina East Municipal
 Power Agency, Power System
 Revenue
 Series D
 6.75%, due 1/1/26.............    2,000,000          2,133,320
North Carolina Municipal Power
 Agency, Catawba Electric
 Revenue Series B
 6.50%, due 1/1/20.............    7,000,000          7,378,840
                                                   ------------
                                                      9,512,160
                                                   ------------

OHIO (0.6%)
Ohio State Air Quality
 Development Authority Revenue,
 Pollution Control Cleveland
 Co. Project
 8.00%, due 12/1/13............    2,000,000          2,149,720
                                                   ------------

OREGON (1.5%)
Oregon State Department of
 Transportation Highway
 User Tax Revenue
 5.375%, due 11/15/20..........    5,000,000          5,107,300
                                                   ------------

PENNSYLVANIA (3.2%)
Allegheny County Port Authority
 Special Revenue Transportation
 6.25%, due 3/1/16 (c).........    3,120,000          3,499,111
 6.375%, due 3/1/15............    3,750,000          4,164,675
Philadelphia Pennsylvania
 School District
 Series A
 5.75%, due 2/1/11.............    3,000,000          3,307,680
                                                   ------------
                                                     10,971,466
                                                   ------------

PUERTO RICO (1.5%)
Puerto Rico Commonwealth
 Infrastructure Financial
 Authority Special
 Series A
 5.50%, due 10/1/17............    1,500,000          1,607,490

                                  PRINCIPAL
                                    AMOUNT            VALUE
---------------------------------------------------------------
PUERTO RICO (CONTINUED)
Puerto Rico Electric Power
 Authority Revenue
 Series HH
 5.25%, due 7/1/29.............  $ 3,500,000       $  3,555,090
                                                   ------------
                                                      5,162,580
                                                   ------------

SOUTH CAROLINA (0.8%)
Charleston County South
 Carolina Public Improvement
 6.125%, due 9/1/11............    2,425,000          2,735,667
                                                   ------------

TEXAS (5.5%)
Austin Texas Water & Wastewater
 System Revenue
 5.75%, due 5/15/15............    2,900,000          3,107,031
Dallas Fort Worth Texas
 International Airport
 Facilities Improvement Revenue
 Series A
 6.00%, due 11/1/28 (b)........    4,000,000          4,200,120
El Paso, Texas Certificates
 Obligation
 5.875%, due 8/15/11...........    1,000,000          1,078,880
Frisco Texas Independent School
 District Capital Appreciation
 (zero coupon), due 8/15/27....    3,000,000            715,530
Houston Texas Water & Sewer
 Systems Revenue Participation
 Series C
 6.375%, due 12/1/17 (e).......       75,000             78,079
 6.375%, due 12/1/17...........    1,150,000          1,192,516
Matagorda County Navigation
 District 1, Pollution Control
 Revenue
 Central Power & Light Co.
 Project
 5.95%, due 5/1/30 (b).........    4,000,000          3,659,440
Spring Texas Independent School
 District, Series A
 4.50%, due 8/15/21-8/15/22....    3,600,000          3,244,952
Texas State College
 Student Loan
 5.50%, due 1/1/21.............    1,760,000          1,868,312
                                                   ------------
                                                     19,144,860
                                                   ------------

WASHINGTON (2.0%)
Seattle Washington Municipal
 Light & Power Revenue
 6.00%, due 10/1/15............    6,500,000          7,087,275
                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund


                                  PRINCIPAL
                                    AMOUNT            VALUE
---------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
WEST VIRGINIA (0.3%)
Kanawha Mercer Nicholas County
 West Virginia Single Family
 Mortgage Revenue
 (zero coupon), due 2/1/15.....  $ 2,230,000       $  1,043,038
                                                   ------------
WISCONSIN (1.8%)
Wisconsin State, Series C
 5.75%, due 5/1/11.............    1,045,000          1,145,728
 6.00%, due 5/1/12.............    4,590,000          5,089,622
                                                   ------------
                                                      6,235,350
                                                   ------------

Total Long-Term Municipal Bonds
 (Cost $319,906,861)...........                     330,478,052
                                                   ------------

CUMULATIVE PREFERRED STOCK (2.4%)

Charter Mac Equity Issuer Trust
  Series A-1
  7.10%, due 6/30/09 (a)(d)....    8,000,000          8,135,840
                                                   ------------
Total Cumulative Preferred
 Stock
 (Cost $8,000,000).............                       8,135,840
                                                   ------------

SHORT-TERM INVESTMENTS (1.2%)

New York City General
  Obligation Subordinated B4
  Series B
  4.95%, due 8/15/23 (d).......      400,000            400,000
Port Authority New York And New
 Jersey Versatile Structure
 Obligation -- Revenue
 Series 2
 4.95%, due 5/1/19 (d).........    1,800,000          1,800,000
University of Michigan Revenue
 Floating Refunding Hospital
 Series A-2
 4.90%, due 12/1/24 (d)........    1,800,000          1,800,000
                                                   ------------
Total Short-Term Investments
 (Cost $4,000,000).............                       4,000,000
                                                   ------------

Total Investments
 (Cost $331,906,861) (f).......         99.4%       342,613,892(g)
Cash & Other Assets
 Less Liabilities..............          0.6          2,241,253
                                       -----       ------------
Net Assets.....................        100.0%      $344,855,145
                                       =====       =============

                        CONTRACTS          UNREALIZED
                          SHORT         DEPRECIATION (h)
                       ---------------------------------

FUTURES CONTRACTS (0.0%) (I)

United States Treasury Bond
 March 2000
 (15 Year)...........         (50)        $   (59,375)
                                          ------------
Total Futures
 Contracts
 (Settlement Value
 $5,242,969).........                     $   (59,375)
                                          ============

-------
(a) May be sold to institutional investors only.
(b) Interest on these securities is subject to alternative minimum tax.
(c) Segregated or partially segregated as collateral for futures contracts.
(d) Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par.
(e) Prerefunding securities-issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.
(f) The cost stated also represents the aggregate cost for federal income tax purposes.
(g) At December 31, 2000, net unrealized appreciation was $10,707,031, based on cost for federal tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $13,292,443 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,585,412.
(h) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 2000.
(i) Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2000

ASSETS:
Investment in securities, at value (identified cost
  $331,906,861).............................................       $342,613,892
Cash........................................................             89,027
Receivables:
  Variation margin on futures contracts.....................              1,563
  Interest..................................................          4,949,250
  Fund shares sold..........................................          2,043,230
                                                                   ------------
        Total assets........................................        349,696,962
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          4,134,175
  Fund shares redeemed......................................            260,327
  MainStay Management.......................................            177,200
  NYLIFE Distributors.......................................            139,316
  Transfer agent............................................             54,399
  Custodian.................................................              3,459
  Trustees..................................................              2,722
Accrued expenses............................................             70,219
                                                                   ------------
        Total liabilities...................................          4,841,817
                                                                   ------------
Net assets..................................................       $344,855,145
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     23,248
  Class B...................................................            331,968
  Class C...................................................              1,167
Additional paid-in capital..................................        366,604,033
Accumulated net realized loss on investments................        (32,752,927)
Net unrealized appreciation on investments and futures
  contracts.................................................         10,647,656
                                                                   ------------
Net assets..................................................       $344,855,145
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 22,495,364
                                                                   ============
Shares of beneficial interest outstanding...................          2,324,854
                                                                   ============
Net asset value per share outstanding.......................       $       9.68
Maximum sales charge (4.50% of offering price)..............               0.46
                                                                   ------------
Maximum offering price per share outstanding................       $      10.14
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $321,230,118
                                                                   ============
Shares of beneficial interest outstanding...................         33,196,769
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.68
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  1,129,663
                                                                   ============
Shares of beneficial interest outstanding...................            116,734
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.68
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS for the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Interest..................................................  $ 20,888,149
                                                              ------------
Expenses:
  Management................................................     2,064,593
  Distribution--Class B.....................................       821,674
  Distribution--Class C.....................................         1,580
  Service--Class A..........................................        36,993
  Service--Class B..........................................       821,674
  Service--Class C..........................................         1,580
  Transfer agent............................................       338,033
  Recordkeeping.............................................        61,082
  Shareholder communication.................................        57,127
  Professional..............................................        54,068
  Registration..............................................        34,183
  Custodian.................................................        34,116
  Trustees..................................................         9,024
  Miscellaneous.............................................        34,968
                                                              ------------
    Total expenses..........................................     4,370,695
                                                              ------------
Net investment income.......................................    16,517,454
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions.....................................   (10,339,600)
  Futures transactions......................................      (339,085)
                                                              ------------
Net realized loss on investments............................   (10,678,685)
                                                              ------------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................    32,483,815
  Futures transactions......................................      (400,531)
                                                              ------------
Net unrealized gain on investments..........................    32,083,284
                                                              ------------
Net realized and unrealized gain on investments.............    21,404,599
                                                              ------------
Net increase in net assets resulting from operations........  $ 37,922,053
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2000           1999
                                                              ------------   -------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $16,517,454    $  19,419,682
  Net realized loss on investments..........................  (10,678,685)     (18,327,409)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   32,083,284      (32,668,330)
                                                              ------------   -------------
  Net increase (decrease) in net assets resulting from
    operations..............................................   37,922,053      (31,576,057)
                                                              ------------   -------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................     (761,964)        (892,182)
    Class B.................................................  (15,726,286)     (18,519,426)
    Class C.................................................      (31,862)          (6,960)
                                                              ------------   -------------
      Total dividends to shareholders.......................  (16,520,112)     (19,418,568)
                                                              ------------   -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   29,653,294       10,385,583
    Class B.................................................   12,332,962       24,705,772
    Class C.................................................    1,017,765          558,295
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................      540,425          629,466
    Class B.................................................   10,119,834       11,863,292
    Class C.................................................       20,873            6,955
                                                              ------------   -------------
                                                               53,685,153       48,149,363
Cost of shares redeemed:
    Class A.................................................  (22,408,908)     (12,858,688)
    Class B.................................................  (79,960,965)     (90,948,427)
    Class C.................................................     (444,730)         (57,995)
                                                              ------------   -------------
      Decrease in net assets derived from capital share
       transactions.........................................  (49,129,450)     (55,715,747)
                                                              ------------   -------------
      Net decrease in net assets............................  (27,727,509)    (106,710,372)
NET ASSETS:
Beginning of year...........................................  372,582,654      479,293,026
                                                              ------------   -------------
End of year.................................................  $344,855,145   $ 372,582,654
                                                              ============   =============
Accumulated undistributed net investment income at end of
  year......................................................  $        --    $       1,114
                                                              ============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS selected per share data and ratios

                                                                                  Class A
                                                              -----------------------------------------------
                                                                          Year ended December 31,
                                                              -----------------------------------------------
                                                               2000      1999      1998      1997      1996
                                                              -------   -------   -------   -------   -------
Net asset value at beginning of period......................  $  9.08   $ 10.20   $ 10.19   $  9.84   $ 10.02
                                                              -------   -------   -------   -------   -------
Net investment income.......................................     0.47      0.45      0.47      0.51      0.54
Net realized and unrealized gain (loss) on investments......     0.60     (1.12)     0.03      0.35     (0.19)
                                                              -------   -------   -------   -------   -------
Total from investment operations............................     1.07     (0.67)     0.50      0.86      0.35
                                                              -------   -------   -------   -------   -------
Less dividends:
  From net investment income................................    (0.47)    (0.45)    (0.48)    (0.51)    (0.53)
  In excess of net investment income........................       --        --     (0.01)       --        --
                                                              -------   -------   -------   -------   -------
Total dividends.............................................    (0.47)    (0.45)    (0.49)    (0.51)    (0.53)
                                                              -------   -------   -------   -------   -------
Net asset value at end of period............................  $  9.68   $  9.08   $ 10.20   $ 10.19   $  9.84
                                                              =======   =======   =======   =======   =======
Total investment return (a).................................    12.15%    (6.75%)    4.98%     9.02%     3.63%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...................................     5.05%     4.62%     4.61%     5.14%      5.4%
    Expenses................................................     1.03%     1.02%     1.02%     1.01%      1.0%
Portfolio turnover rate.....................................       56%      101%      116%      119%       95%
Net assets at end of period (in 000's)......................  $22,495   $13,676   $17,868   $13,017   $16,486

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                           Class B                                             Class C
    ------------------------------------------------------   -------------------------------------------
                                                                                           September 1*
                   Year ended December 31,                    Year ended     Year ended       through
    ------------------------------------------------------   December 31,   December 31,   December 31,
      2000         1999       1998       1997       1996         2000           1999           1998
    --------     --------   --------   --------   --------   ------------   ------------   -------------
    $   9.09     $  10.21   $  10.19   $   9.84   $  10.03      $ 9.09         $10.21         $10.25
    --------     --------   --------   --------   --------      ------         ------         ------
        0.45         0.43       0.45       0.49       0.51        0.45           0.43           0.15
        0.59        (1.12)      0.03       0.35      (0.19)       0.59          (1.12)         (0.04)
    --------     --------   --------   --------   --------      ------         ------         ------
        1.04        (0.69)      0.48       0.84       0.32        1.04          (0.69)          0.11
    --------     --------   --------   --------   --------      ------         ------         ------
       (0.45)       (0.43)     (0.45)     (0.49)     (0.51)      (0.45)         (0.43)         (0.15)
          --           --      (0.01)        --         --          --             --          (0.00)(b)
    --------     --------   --------   --------   --------      ------         ------         ------
       (0.45)       (0.43)     (0.46)     (0.49)     (0.51)      (0.45)         (0.43)         (0.15)
    --------     --------   --------   --------   --------      ------         ------         ------
    $   9.68     $   9.09   $  10.21   $  10.19   $   9.84      $ 9.68         $ 9.09         $10.21
    ========     ========   ========   ========   ========      ======         ======         ======
       11.75%       (6.96%)     4.83%      8.80%      3.33%      11.75%         (6.96%)         1.09%
        4.80%        4.37%      4.36%      4.93%       5.2%       4.80%          4.37%          4.36%+
        1.28%        1.27%      1.27%      1.22%       1.2%       1.28%          1.27%          1.27%+
          56%         101%       116%       119%        95%         56%           101%           116%
    $321,230     $358,417   $461,420   $482,209   $496,231      $1,130         $  490         $    5

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY TAX FREE BOND FUND

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Tax Free Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

The ability of issuers of debt securities to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market

NOTES TO FINANCIAL STATEMENTS


where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable

MAINSTAY TAX FREE BOND FUND


income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. A permanent book/tax difference of $1,544 resulted in an increase to undistributed net investment income and a decrease to additional paid-in capital. This book/tax difference is due to recharacterization of distributions.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by federal tax regulations.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), served as the Fund's manager pursuant to a management agreement and provided offices and conducted clerical, recordkeeping and bookkeeping services, and kept most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. For the year ended December 31, 2000, the Manager earned $2,064,593.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate of MainStay Management LLC and under the common control of New York Life, was substituted in place of MainStay Management LLC as the Fund's investment adviser. Under the Substitution Agreement among MainStay Management LLC, NYLIM and the Fund, NYLIM has assumed all of the interests, rights and responsibilities of MainStay Management LLC under the Management and Sub-Advisory Agreements to which it is a party. The terms and conditions of these agreements, including management fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Fund and the investment process used by NYLIM is identical to that which was used by MainStay Management LLC.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $586 for the year ended December 31, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $243,288 and $377, respectively, for the year ended December 31, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer,

MAINSTAY TAX FREE BOND FUND


dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2000, amounted to $338,033.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $4,337 for the year ended December 31, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $61,082 for the year ended December 31, 2000.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2000, for federal income tax purposes, capital loss carryforwards of $31,210,407, were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through 2008. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000,S)
                     -----------------                        -------
     2004...................................................  $ 3,721
     2007...................................................   12,036
     2008...................................................   15,453
                                                              -------
                                                              $31,210
                                                              =======

In addition, the Fund intends to elect to treat for federal income tax purposes $1,601,895 of qualifying capital losses that arose during the year after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2000, purchases and sales of securities, other than short-term securities, were $189,945 and $241,496, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                              YEAR ENDED                                YEAR ENDED
                                           DECEMBER 31, 2000                         DECEMBER 31, 1999
                                  -----------------------------------       -----------------------------------
                                  CLASS A       CLASS B       CLASS C       CLASS A       CLASS B       CLASS C
                                  -------       -------       -------       -------       -------       -------
Shares sold.....................   3,167         1,321          108          1,058         2,492          59
Shares issued in reinvestment of
  dividends.....................      58         1,087            2             65         1,224          --(a)
                                  ------        ------          ---         ------        ------          --
                                   3,225         2,408          110          1,123         3,716          59
Shares redeemed.................  (2,406)       (8,651)         (47)        (1,369)       (9,486)         (6)
                                  ------        ------          ---         ------        ------          --
Net increase (decrease).........     819        (6,243)          63           (246)       (5,770)         53
                                  ======        ======          ===         ======        ======          ==

-------

(a)  Less than one thousand.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of The MainStay Funds and Shareholders of The MainStay Tax Free Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Tax Free Bond Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Contact your investment professional for a free prospectus containing more information, including advisory fees, risks, other expenses, and share classes. Please read the prospectus carefully before you invest or send money.

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of December 31, 2000.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved.  MST11-02/01

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Tax Free Bond Fund

    ANNUAL REPORT

    DECEMBER 31, 2000

    [MAINSTAY FUNDS LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Total Return
                                                              Fund versus S&P 500 Index and Inflation--
                                                              Class A, Class B, and Class C Shares             3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year Performance                         5
                                                              Returns and Lipper Rankings                     10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            18
                                                              Notes to Financial Statements                   24
                                                              Report of Independent Accountants               33
                                                              The MainStay(R) Funds                           34

President's Letter

The year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations of technology stocks had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Throughout 2000, the strength of the U.S. dollar versus other currencies made international investing challenging for U.S. investors. A fourth-quarter rally in the euro could signal a turnaround, but only time will tell.

Despite this volatility, MainStay(R) shareholders enjoyed the confidence of knowing that throughout the year, their Funds were consistently managed with well-defined investment disciplines. Seeking to avoid any hint of style drift, each of our portfolio managers rigorously adhered to an investment process that doesn't change, even when the markets shift. MainStay shareholders knew they could depend on our unwavering commitment to integrity and service--in our Fund management, accounting, reporting, and shareholder communications.

This annual report details the events that affected your MainStay investment during the 12 months ended December 31, 2000. The portfolio manager commentary gives you an inside look at the market forces and management decisions that affected your Fund's strategic direction and investment results. If you have questions, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2001

$10,000 Invested in MainStay
Total Return Fund versus S&P 500
Index and Inflation

CLASS A SHARES Total Returns: 1 Year -9.73%, 5 Years 12.30%, 10 Years 13.39% [Class A Line Graph]

                                                  MAINSTAY TOTAL RETURN
                                                          FUND                   S&P 500 INDEX*             INFLATION (CPI)+
                                                  ---------------------          --------------             ----------------
12/90                                                      9450                       10000                       10000
12/91                                                     12931                       13040                       10298
12/92                                                     13399                       14032                       10603
12/93                                                     14806                       15441                       10893
12/94                                                     14449                       15645                       11177
12/95                                                     18591                       21518                       11467
12/96                                                     21049                       26454                       11847
12/97                                                     24888                       35280                       12048
12/98                                                     31591                       45363                       12242
12/99                                                     36790                       54907                       12570
12/00                                                     35144                       49910                       12995

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -9.84%, 5 Years 12.63%, 10 Years 13.62% Class C Total Returns: 1 Year -6.04%, 5 Years 12.88%, 10 Years 13.62% [Class B & C Line Graph]

                                                  MAINSTAY TOTAL RETURN
                                                          FUND                   S&P 500 INDEX*             INFLATION (CPI)+
                                                  ---------------------          --------------             ----------------
12/90                                                     10000                       10000                       10000
12/91                                                     13684                       13040                       10298
12/92                                                     14179                       14032                       10603
12/93                                                     15667                       15441                       10893
12/94                                                     15290                       15645                       11177
12/95                                                     19566                       21518                       11467
12/96                                                     22057                       26454                       11847
12/97                                                     25949                       35280                       12048
12/98                                                     32684                       45363                       12242
12/99                                                     37784                       54907                       12570
12/00                                                     35859                       49910                       12995

-------

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO
    MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT
    SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE
    SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS
    THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below).
    Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from inception (12/29/87) through 12/31/94.
    Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from inception (12/29/87) through 8/31/98. Class B shares would be subject to a contingent deferred sales charge
    (CDSC) of up to 5% if redeemed within the first six years of purchase and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.
*   "S&P 500(R)" is a trademark of The McGraw-Hill Companies,
    Inc. The S&P 500 is an unmanaged index and is considered generally representative of the large-cap U.S. stock market.
    Total returns assume the reinvestment of all dividends and capital gains. You cannot invest directly in an index.
(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis The year 2000 was one of the most volatile on record, with violent sector swings and dramatic changes in sentiment. The year started with investors moving rapidly into "new economy" technology and Internet stocks. In mid-March, however, the Nasdaq Index(1) shifted into a downward spiral, dropping 55% from its March highs to end the year down 39%. The decline began around the time of the Microsoft antitrust decision and continued amid slumping PC sales, plummeting DRAM prices, and decelerating demand for wireless services.

During the first half of the year, many companies revised their earnings estimates, as Federal Reserve tightening raised the targeted federal funds rate by 100 basis points from January through May. Energy prices rose as the cost of capital increased, putting a squeeze on corporate profitability. The result was a dramatic slowdown in economic growth, with sluggish retail sales, slower employment growth, lower auto sales, and several layoff announcements in the fourth quarter.

In the bond markets, the government's decision to buy back older Treasury bonds significantly altered the dynamics of supply and demand. Despite rising rates in the first half of the year, long-term bond prices remained relatively stable as demand increased. As the cost of corporate capital rose and earnings estimates were revised downward, corporate bonds generally underperformed other sectors. By year-end, hints of a possible recession led the Federal Reserve to suggest an easing bias. This decision may have a positive impact on both stock and bond prices going forward. Although inflation was subdued throughout 2000, it remains an ongoing investment concern.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, MainStay Total Return Fund returned -4.48% for Class A shares and -5.10% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 1.51% return of the average Lipper(2) balanced fund, but outperformed the -9.10% return of the S&P 500 Index(3) over the same period. Strong performance in the bond portion of the Fund's portfolio was largely responsible for the Fund's ability to outperform its benchmark in 2000.

EQUITY PERFORMANCE

During the year, the equity portion of the Fund's portfolio benefited from an overweighted position in health care stocks, which performed well as falling prices among technology and telecommunications issues drove investors to more defensive sectors. Consumer-related issues had mixed performance, with con-


(1) The Nasdaq Composite Index is an unmanaged, market-value weighted index that measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. An investment cannot be made directly into an index.
(2) See footnote and table on page 10 for more information about Lipper Inc.
(3) See footnote on page 3 for more information about the S&P 500(R) Index.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

                                                                            CLASS A SHARES
                                                                            --------------
12/91                                                                            36.84
12/92                                                                             3.62
12/93                                                                            10.50
12/94                                                                            -2.41
12/95                                                                            28.66
12/96                                                                            13.22
12/97                                                                            18.24
12/98                                                                            26.93
12/99                                                                            16.46
12/00                                                                            -4.48

CLASS B AND CLASS C SHARES

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/91                                                                            36.84
12/92                                                                             3.62
12/93                                                                            10.50
12/94                                                                            -2.41
12/95                                                                            27.96
12/96                                                                            12.73
12/97                                                                            17.65
12/98                                                                            25.96
12/99                                                                            15.60
12/00                                                                            -5.10

sumer cyclicals declining and many retailers facing sluggish sales. With rising oil and natural-gas prices, energy and utility stocks generally showed strong performance throughout the year. A number of financial issues managed to weather the ups and downs of the economy in 2000, and we added to the Fund's financial holdings by purchasing Household International, MBNA, and Mellon Financial. Although the Fund remained underweighted in financial stocks at year-end, each of these additions had a positive impact on performance.

Among the Fund's top-performing stocks were Kohl's Corp., a retailer that successfully entered the metro-New York market in the spring of 2000, gaining 70% for the year.(4) AES Corp. is a global power company that benefited from deregulation, consolidation, and privatization in the utility industry and returned 50% for the year. Medtronic, a medical device manufacturer, showed strong earnings growth and gained 65% as investors moved into more defensive sectors. Tyco International is a diversified manufacturing company that recovered from previous setbacks and advanced 43% for the year. Corning, a producer of optical fiber, cable, and photonic components also had a strong year, advancing 45% as investors reappraised this "old economy" stock as being on the cutting edge of the "new economy."

Unfortunately, in a down year for the market, the Fund was negatively impacted by several of its holdings, mostly in the technology sector. Microsoft, which suffered from antitrust action and decelerating trends in its core business, was down 63% for the year and had the greatest negative impact on the equity portion of the Fund's portfolio. Motorola, which faced slowing demand for wireless handsets and falling DRAM prices slipped 44% in 2000. WorldCom dropped substantially after the government refused to approve a merger with Sprint. We sold the stock in the fall at $18--down 66% from the beginning of the year. The Fund benefited from the sale, however, as the stock slipped to $14 by year-end. Home Depot, which had been a strong performer in 1999, dropped 40% in 2000 with declining lumber prices and slower store traffic. We have reduced the Fund's weighting in this stock, but believe that Home Depot's new CEO may be able to help the company and the stock recover.

SIGNIFICANT EQUITY PURCHASES AND SALES

As the health care industry outperformed, the Fund added to its equity positions with Bristol-Meyers, a pharmaceutical company that ended the year up 24% from the Fund's purchase price. The Fund also took an equity position in Baxter, a medical supplies company that rose 27%, and Allergan, a specialty pharmaceutical manufacturer that gained 42% from the time of purchase through year-end.

The Fund increased its energy and utility weighting with the addition of two natural gas producers, Enron (+17%) and El Paso Energy (+8%). The Fund also saw positive results from Calpine, which benefited from higher energy prices and increasing power demand. The stock gained 29% from the time of purchase through the end of the year.

With the telecommunications industry suffering major setbacks, the Fund eliminated its exposure to telecommunication service providers, including Alltel, Global Crossing, Nextel, WorldCom, and Voicestream. Since the sector continued to decline after these stocks were sold, the decision had a positive impact, despite negative returns for the year.

(4) Unless otherwise indicated, returns reflect performance for the 12-month period ended 12/31/00.

Technology stocks faced some of the worst setbacks in their history in 2000 and the Fund reduced holdings in AOL, Compuware, Lucent, Priceline, and Compaq. All of these stocks continued to decline, which underscored the prudence of the sell decisions. Recognizing the importance of consistent earnings growth in a defensive market environment, the Fund eliminated Circuit City and Cendant, two stocks whose inconsistent performance increased their downside potential. In light of continuing price erosion in these issues, the sales had a positive net impact on the Fund's performance in a declining year.

GOVERNMENT BONDS

In early spring 2000, we shortened the duration of the bond portion of the Fund's portfolio, anticipating a Treasury sell-off in reaction to the Federal Reserve's monetary tightening. With inflationary expectations rising due to the tight labor market and the novelty of the Treasury buyback program waning, our expectations were rewarded as Treasuries sold off. Following the Fed's last rate hike in May, we positioned the bond portion of the Fund with a neutral duration, believing that the Federal Reserve would take a wait-and-see attitude. During the summer, we returned our focus for the bond portion of the Fund to the Treasury buyback program and bought long zero-coupon Treasury bonds and callable Treasury bonds. The callable Treasuries had a positive impact on Fund performance, while the zero-coupon bonds underperformed bonds that paid interest in cash.

Believing that the Federal Reserve's rate hikes through May were likely to slow economic growth, we elected to increase the Fund's duration and position the portfolio for a steeper yield curve in which short-term rates would move lower than long-term rates. Both moves had a positive impact on the Fund's performance.

AGENCY, MORTGAGE-BACKED, AND ASSET-BACKED BONDS

For most of the year, we positioned the Fund with a defensive posture vis-a-vis federal agency debt. Housing-related government sponsored enterprises (GSEs), Fannie Mae and Freddie Mac, had increased issuance hoping to fill the void created by a shrinking supply of Treasury securities. The market had difficulty absorbing this new supply and the yield spread between GSE debt and comparable U.S. government bonds widened. Around the same period, Congress began to question the wisdom of allowing GSEs a quasi-government status, which had a negative impact on the market for agency securities. As the political waters calmed in September, we gradually moved back into this sector, and the bond portion of the Fund's portfolio benefited as agency paper posted strong returns in the fourth quarter.

The risk of the U.S. altering its support for GSEs spilled over into the mortgage market and adversely affected mortgage-backed bonds issued by Fannie Mae and Freddie Mac. For most of the year, the bond portion of the Fund's portfolio was overweighted in Ginnie Mae securities, which outperformed for much of the year, largely because the bonds carry an explicit U.S. government guarantee. When the risks associated with conventional mortgages abated in the fourth quarter of 2000, however, mortgage-backed bonds from Fannie Mae and Freddie Mac were viewed as offering better value.

With Treasury yields declining in the fourth quarter, 30-year mortgage rates dropped nearly 80 basis points over the last four months of the year, increasing prepayment risk. To mitigate this risk, we have emphasized securities with better call protection, such as discount mortgage-backed bonds, 15-year mortgage bonds, and seasoned issues that have withstood prior refinancing waves. We also maintain a small position in high-quality commercial mortgage-backed securities, which offer better prepayment protection than residential mortgage-backed bonds.

CORPORATE BONDS

The year 2000 was difficult for corporate bonds, with a volatile stock market, an active Federal Reserve, higher energy prices, international turmoil, and a slowing economy all contributing to uncertainty on the earnings front. As several companies lowered their earnings estimates, yield spreads between corporate bonds and comparable Treasuries widened to unprecedented levels. The bond portion of the Fund entered the year 2000 overweighted in corporate securities, but moved to an underweighted position during the first quarter. After we saw lower-quality credits Conseco and Delta Airlines weaken early in the year, we shifted to higher-quality credits, which proved beneficial for the remainder of 2000. From the second quarter onward, we stressed sector selection over individual issues and targeted high-quality liquid bonds considered to be industry benchmarks. Profitable examples included solid gains from May Department Stores and Deutsche Telekom bonds during the summer months. Recognizing the potential for financial bonds in a strong economy, the bond portion of the Fund benefited from an overweighted position in the brokerage sector. With rising oil prices, the Fund also benefited from several energy-related issues.

LOOKING FORWARD

In 2001, the financial markets are likely to face a number of important questions. Will the U.S. economic slowdown lead to a recession? Will tax-cut fervor spread from the oval office to the capitol building? Will wage pressures and energy prices trigger higher inflation? How the market reacts to these questions may present a number of opportunities, which the Fund will seek to exploit in both the stock and bond markets.

We believe that equity market volatility, continued budget surpluses, and an accommodative Federal Reserve will help support the bond markets for the first half of 2001. Performance in the second half is likely to depend on how quickly the economy slows and how investors, Congress, and the economy respond to tax-cut proposals. The stock market is also likely to be receptive to lower inter-est rates, and we will continue to seek companies with strong earnings and revenue growth and other fundamental forces that may move valuations higher in the months and years ahead.

Whatever the markets or the economy may bring, the Fund will continue to seek to realize current income consistent with reasonable opportunities for future growth of capital and income.

Rudolph C. Carryl
Edmund C. Spelman
Gary Goodenough
Joseph Portera
Portfolio Managers
MacKay Shields LLC

The Fund may invest in derivatives, which may increase the Fund's net asset value and may result in a loss to the Fund.

Returns and Lipper Rankings as of 12/31/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                              SINCE INCEPTION
                       1 YEAR       5 YEARS      10 YEARS     THROUGH 12/31/00
    Class A            -4.48%        13.58%       14.04%           12.91%
    Class B            -5.10%        12.88%       13.62%           12.60%
    Class C            -5.10%        12.88%       13.62%           12.60%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                              SINCE INCEPTION
                       1 YEAR       5 YEARS      10 YEARS     THROUGH 12/31/00
    Class A            -9.73%        12.30%       13.39%           12.42%
    Class B            -9.84%        12.63%       13.62%           12.60%
    Class C            -6.04%        12.88%       13.62%           12.60%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/00

                                                                    SINCE INCEPTION
                       1 YEAR         5 YEARS       10 YEARS       THROUGH 12/31/00
    Class A         409  out of     47  out of         n/a            34  out of
                    471  funds     257  funds                        205  funds
    Class B         419  out of     69  out of     10  out of         14  out of
                    471  funds     257  funds      63  funds          47  funds
    Class C         419  out of         n/a            n/a           114  out of
                    471  funds                                       404  funds
    Average Lipper
    balanced fund       1.51%         11.39%         12.21%             11.73%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
12/31/00

             NAV 12/31/00   INCOME    CAPITAL GAINS
    Class A     $22.14      $0.3913      $3.4609
    Class B     $22.17      $0.1830      $3.4609
    Class C     $22.17      $0.1830      $3.4609

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (12/29/87) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (12/29/87) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/00. Class A shares were first offered to the public on 1/3/95, Class B shares on 12/29/87, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 12/29/87 through 12/31/00.

The preceding pages have not been audited.

MainStay Total Return Fund

                                 PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
LONG-TERM BONDS (35.3%)+
ASSET-BACKED SECURITIES (2.6%)

AIR FREIGHT (0.0%) (B)
Atlas Air, Inc.
 Pass-Through Certificates
 Series 1999-1 Class C
 8.77%, due 1/2/11............  $   234,932      $      241,409
                                                 --------------
AIRLINES (0.1%)
America West Airlines, Inc.
 Pass-Through Certificates
 Series 1996-1 Class C
 6.86%, due 7/2/04............    2,098,912           2,078,322
                                                 --------------

AIRPLANES LEASES (0.1%)
AerCo Ltd.
 Series 2A Class A3
 7.17%, 7/15/23 (c)(f)........    2,400,000           2,400,480
                                                 --------------
AUTO LEASES (1.1%)
AmSouth Auto Trust
 Series 2000-1 Class A3
 6.67%, due 7/15/04...........    5,635,000           5,700,648
Capital Auto Receivables Asset
 Trust
 Series 2000-1 Class A2
 6.81%, due 4/15/01...........    4,520,000           4,525,559
Ford Credit Auto Owner Trust
 Series 2000-B Class A3
 6.97%, due 4/15/03...........    4,260,000           4,291,013
Premier Auto Trust
 Series 1999-1 Class A3
 5.69%, due 11/8/02...........    3,939,455           3,929,882
                                                 --------------
                                                     18,447,102
                                                 --------------

AUTOMOBILES (0.3%)
DaimlerChrysler Auto Trust
 Series 2000-B Class A3
 7.53%, due 5/10/04 (f).......    5,705,000           5,849,393
                                                 --------------

CONSUMER SERVICES (0.3%)
Arran One Ltd.
 Series 2000-A Class B
 6.92%, due 3/15/05 (f)(g)....    4,650,000           4,645,350
                                                 --------------

ELECTRIC UTILITIES (0.1%)
ESI Tractebel Acquisition
 Corp.
 7.99%, due 12/30/11..........      800,000             752,296
                                                 --------------
---------------------------------------------------------------
+ Percentages indicated are based on Fund net assets.

                                 PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------

EQUIPMENT LOANS (0.3%)
Case Equipment Loan Trust
 Series 1999-A Class A4
 5.77%, due 8/15/05...........  $ 4,705,000      $    4,683,169
Newcourt Equipment Trust
 Securities
 Series 1998-1 Class A3
 5.24%, due 12/20/02 (f)......      618,430             615,666
                                                 --------------
                                                      5,298,835
                                                 --------------

INDEPENDENT POWER PRODUCER (0.1%)
Tiverton/Rumford Power
 Association 9.00%, due
 7/15/18 (c)..................      680,000             684,121
                                                 --------------

LEISURE TIME (0.2%)
Harley Davidson Eaglemark
 Motorcycle Trust
 Series 1999-1 Class A2
 5.52%, due 2/15/05...........    3,600,000           3,573,936
                                                 --------------
Total Asset-Backed Securities
 (Cost $43,842,953)...........                       43,971,244
                                                 --------------

CORPORATE BONDS (5.9%)
BANKS--MAJOR REGIONAL (0.5%)
U.S. Bancorp
 7.50%, due 6/1/26............    4,700,000           4,873,853
Wells Fargo Co.
 7.20%, due 5/1/03............    3,135,000           3,207,701
                                                 --------------
                                                      8,081,554
                                                 --------------

BEVERAGES--ALCOHOLIC (0.2%)
Anheuser-Busch Cos., Inc.
 6.80%, due 1/15/31...........    2,115,000           2,113,583
Canandaigua Brands, Inc.
 8.625%, due 8/1/06...........      265,000             269,638
                                                 --------------
                                                      2,383,221
                                                 --------------

BROADCAST/MEDIA (0.7%)
Time Warner Entertainment
 10.15%, due 5/1/12...........    8,970,000          11,063,419
                                                 --------------

COMMERCIAL SERVICES SPECIALIZED (0.2%)
Flag Limited
 8.25%, due 1/30/08...........      430,000             365,500
Hertz Corp.
 8.25%, due 6/1/05............    2,145,000           2,247,295
                                                 --------------
                                                      2,612,795
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2000


                                 PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

COMPUTER SYSTEMS (0.0%) (B)
Unisys Corp.
 11.75%, due 10/15/04.........  $   760,000      $      801,800
                                                 --------------
CONSUMER FINANCE (0.6%)
General Motors Acceptance
 Corp.
 7.50%, due 7/15/05...........    9,445,000           9,709,082
                                                 --------------

ELECTRIC POWER COMPANIES (0.1%)
AES Eastern Energy Corp.
 9.00%, due 1/2/17............      855,000             869,655
CMS Energy Corp.
 9.875%, due 10/15/07.........      255,000             265,642
Western Resources, Inc.
 6.875%, due 8/1/04...........      450,000             428,493
                                                 --------------
                                                      1,563,790
                                                 --------------

ENERGY SOURCES (0.0%) (B)
CMS Energy & Atlantic Methanol
 Capital Co.
 10.875%, due 12/15/04 (c)....      270,000             270,000
                                                 --------------
FINANCE (0.7%)
Associates Corp. of North
 America
 6.10%, due 1/15/05...........    4,285,000           4,238,036
General Electric Capital Corp.
 6.875%, due 11/15/10.........    7,695,000           8,043,199
                                                 --------------
                                                     12,281,235
                                                 --------------
FOOD (0.0%) (B)
Smithfield Foods Inc.
 7.625%, due 2/15/08..........      305,000             284,794
                                                 --------------
FOOD & HEALTH CARE DISTRIBUTION (0.0%) (B)
McKesson HBOC, Inc.
 7.65%, due 3/1/27............      345,000             290,907
                                                 --------------
FOREIGN GOVERNMENTS (0.6%)
United Mexican States
 Series A
 9.875%, due 2/1/10...........    8,960,000           9,632,269
                                                 --------------

                                 PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------

HEALTHCARE--HOSPITAL MANAGEMENT (0.1%)
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95..........  $    70,000      $       58,034
HCA-The Healthcare Corp.
 8.75%, due 9/1/10............      445,000             469,903
Tenet Health Care Corp.
 8.00%, due 1/15/05...........      555,000             561,937
                                                 --------------
                                                      1,089,874
                                                 --------------

HOMEBUILDING (0.0%) (B)
D.R. Horton Inc.
 8.00%, due 2/1/09............       95,000              85,500
                                                 --------------

HOTEL (0.0%) (B)
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15.........      495,000             458,675
                                                 --------------

INSURANCE--MULTI-LINE (0.0%) (B)
Willis Corroon Group PLC
 9.00%, due 2/1/09............      590,000             525,100
                                                 --------------

LEISURE TIME (0.2%)
Mandalay Resort Group
 9.50%, due 8/1/08............    2,490,000           2,465,100
                                                 --------------

OIL & GAS--EQUIPMENT SERVICES (0.0%) (B)
Triton Energy Ltd.
 8.875%, due 10/1/07..........      410,000             414,613
RBF Finance Co.
 11.375%, due 3/15/09.........      150,000             173,250
                                                 --------------
                                                        587,863
                                                 --------------

PAPER & FOREST PRODUCTS (0.0%) (B)
Pope & Talbot Inc.
 8.375%, due 6/1/13...........      545,000             517,750
                                                 --------------

REAL ESTATE (0.0%) (B)
Crescent Real Estate Equities
 Co.
 7.50%, due 9/15/07 (f).......      650,000             569,566
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund


                                 PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

REAL ESTATE INVESTMENT TRUST (0.1%)
Felcor Lodging LP
 9.50%, due 9/15/08...........  $   365,000      $      361,350
GS Escrow Corp.
 7.00%, due 8/1/03............      300,000             289,177
 7.125%, due 8/1/05...........      255,000             239,611
Hospitality Properties Trust
 7.00%, due 3/1/08............      475,000             443,961
                                                 --------------
                                                      1,334,099
                                                 --------------

RETAIL STORES--GENERAL MERCHANDISE (0.3%)
Wal-Mart Stores, Inc.
 6.875%, due 8/10/09..........    4,935,000           5,157,075
                                                 --------------

SHIPPING (0.0%) (B)
Newport News Shipbuilding
 8.625%, due 12/1/06..........      475,000             477,375
                                                 --------------

TELECOMMUNICATION LONG DISTANCE (0.6%)
Sprint Capital Corp.
 5.875%, due 5/1/04...........    3,195,000           3,071,226
Telefonica Europe B.V.
 8.25%, due 9/15/30...........    7,520,000           7,606,405
                                                 --------------
                                                     10,677,631
                                                 --------------
TELECOMMUNICATION SERVICES (0.2%)
British Telecommunications PLC
 6.7738%, due 2/27/01 (f).....    2,325,000           2,325,000
Price Communications Wireless
 Corp.
 Series B
 9.125%, due 12/15/06.........      265,000             268,312
                                                 --------------
                                                      2,593,312
                                                 --------------

TELEPHONE (0.8%)
Bellsouth Capital Funding
 Corp.
 7.875%, due 2/15/30..........    1,755,000           1,816,302
Deutsche Telekom International
 Finance
 8.25%, due 6/15/30...........   11,975,000          11,824,115
                                                 --------------
                                                     13,640,417
                                                 --------------
TOBACCO (0.0%) (B)
Standard Commercial Tobacco
 Co.
 8.875%, due 8/1/05...........      525,000             420,656
                                                 --------------

                                 PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
TOYS (0.0%) (B)
Hasbro Inc.
 7.95%, due 3/15/03...........  $   285,000      $      256,672
 8.50%, due 3/15/06...........      200,000             163,507
                                                 --------------
                                                        420,179
                                                 --------------
Total Corporate Bonds
 (Cost $98,483,971)...........                       99,995,038
                                                 --------------

MORTGAGE-BACKED SECURITIES (0.6%)
COMMERCIAL MORTGAGE LOANS
  (COLLATERIZED MORTGAGE OBLIGATIONS) (0.6%)
GMAC Commercial Mortgage
 Securities Inc.
 Series 1998-C2 Class A2
 6.42%, due 5/15/35...........    5,120,000           5,116,877
Merrill Lynch Mortgage
 Investors, Inc.
 Series 1995-C2 Class A1
 6.861%, due 6/15/21 (f)......    2,586,493           2,593,917
Salomon Brothers Mortgage
 Securities VII
 Series 2000-C1 Class A
 7.1212% due 4/5/01 (c)(f)....    1,241,314           1,241,314
Starwood Asset Receivables
 Trust
 Series 2000-1 Class A
 6.9175%, due 9/25/22
 (c)(f).......................    1,600,509           1,600,989
                                                 --------------
Total Mortgage-Backed
 Securities
 (Cost $10,318,323)...........                       10,553,097
                                                 --------------

U.S. GOVERNMENT & FEDERAL AGENCIES (25.6%)
FEDERAL HOME LOAN BANK (0.2%)
 5.125%, due 9/15/03..........    4,150,000           4,098,291
                                                 --------------

FEDERAL HOME LOAN MORTGAGE CORP. (1.2%)
 6.625%, due 8/15/02..........    5,460,000           5,538,406
 7.00%, due 3/15/10...........   13,385,000          14,307,226
                                                 --------------
                                                     19,845,632
                                                 --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.3%)
 5.125%, due 2/13/04 (h)......   20,775,000          20,457,558
 7.125%, due 6/15/10..........   17,285,000          18,668,491
                                                 --------------
                                                     39,126,049
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(MORTGAGE PASS-THROUGH SECURITIES) (6.3%)
 6.50%, due 11/1/15-4/1/29
 (e)..........................  $83,880,848      $   83,528,793
 6.50%, due 1/24/16 TBA (d)...   20,850,000          20,837,073
 7.00%, due 4/1/30............    2,730,852           2,734,265
                                                 --------------
                                                    107,100,131
                                                 --------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH SECURITIES) (6.9%)
 6.00%, due 4/15/29...........   10,470,592          10,156,474
 6.50%, due 7/15/28-5/15/29...   68,873,363          68,081,281
 6.50%, due 1/23/31 TBA (d)...    5,995,000           5,925,698
 7.50%, due
 12/15/23-12/15/28............   31,988,366          32,547,911
                                                 --------------
                                                    116,711,364
                                                 --------------

UNITED STATES TREASURY BONDS (3.8%)
 6.00%, due 2/15/26...........      475,000             500,531
 6.25%, due 8/15/23-5/15/30
 (h)..........................   24,245,000          26,654,826
 11.25%, due 2/15/15 (h)......   15,060,000          23,534,714
 11.625%, due 11/15/02 (h)....    4,100,000           4,555,469
 12.00%, due 8/15/13..........    6,210,000           8,773,550
                                                 --------------
                                                     64,019,090
                                                 --------------
UNITED STATES TREASURY NOTES (4.9%)
 5.25%, due 8/15/03 (h).......   21,700,000          21,767,704
 5.75%, due 8/15/10 (h).......   27,315,000          28,625,301
 5.875%, due 11/15/05 (h).....   27,325,000          28,264,160
 6.25%, due 2/15/03 (h).......    4,735,000           4,834,861
                                                 --------------
                                                     83,492,026
                                                 --------------
Total U.S. Government &
 Federal Agencies
 (Cost $424,088,029)..........                      434,392,583
                                                 --------------

YANKEE BONDS (0.6%)
BROADCAST/MEDIA (0.0%) (B)
Rogers Communications, Inc.
 8.875%, due 7/15/07..........      270,000             267,300
                                                 --------------

CABLE TV (0.0%) (B)
British Sky Broadcasting
 6.875%, due 2/23/09..........      405,000             355,801
Rogers Cablesystem, Ltd.
 10.125%, due 9/1/12..........      240,000             252,300
                                                 --------------
                                                        608,101
                                                 --------------

                                 PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
METALS--MINING (0.1%)
Great Central Mines, Ltd.
 8.875%, due 4/1/08...........  $   910,000      $      718,900
                                                 --------------

MISCELLANEOUS (0.1%)
AES Corp.
 8.75%, due 12/15/02..........      980,000             983,675
                                                 --------------

OIL & GAS (0.0%) (B)
Husky Oil, Ltd.
 8.90%, due 8/15/28...........       85,000              85,399
                                                 --------------

OIL & GAS EQUIPMENT SERVICES (0.4%)
Petroleum Geo-Services
 7.1863%, due 3/20/02 (f).....    6,350,000           6,336,030
                                                 --------------

TRANSPORTATION--SHIPPING (0.0%) (B)
Sea Containers Ltd.
 7.875%, due 2/15/08..........      210,000             137,550
 10.75%, due 10/15/06.........      650,000             469,625
                                                 --------------
                                                        607,175
                                                 --------------
Total Yankee Bonds
 (Cost $9,892,503)............                        9,606,580
                                                 --------------
Total Long-Term Bonds
 (Cost $586,625,779)..........                      598,518,542
                                                 --------------
                                  SHARES
                                -----------
COMMON STOCKS (63.3%)

BANKS--MAJOR REGIONAL (0.4%)
Mellon Financial Corp.........      131,900           6,487,831
                                                 --------------

BIOTECHNOLOGY (1.0%)
Genentech, Inc. (a)(h)........      210,000          17,115,000
                                                 --------------
BROADCAST/MEDIA (0.9%)
Clear Channel
 Communications, Inc. (a).....      303,130          14,682,859
                                                 --------------

COMMUNICATIONS--EQUIPMENT MANUFACTURERS (5.7%)
Cisco Systems, Inc. (a).......      797,300          30,496,725
Corning, Inc (h)..............      581,400          30,705,187
Nokia Corp....................      235,600          10,248,600
Nortel Networks Corp. (h).....      192,700           6,178,444
Tellabs, Inc (a)..............      342,900          19,373,850
                                                 --------------
                                                     97,002,806
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund


                                  SHARES             VALUE
---------------------------------------------------------------
COMMON STOCKS (CONTINUED)

COMPUTER SOFTWARE & SERVICE (2.8%)
Microsoft Corp. (a)...........      378,000      $   16,443,000
Oracle Corp. (a)..............    1,057,700          30,739,406
                                                 --------------
                                                     47,182,406
                                                 --------------

COMPUTER SYSTEMS (3.9%)
EMC Corp. (a).................      606,400          40,325,600
Sun Microsystems, Inc. (a)....      943,000          26,286,125
                                                 --------------
                                                     66,611,725
                                                 --------------
ELECTRICAL EQUIPMENT (2.0%)
General Electric Co. .........      696,200          33,374,088
                                                 --------------

ELECTRONICS--COMPONENTS (0.2%)
Cypress Semiconductor Corp.
 (a)(h).......................      198,800           3,913,875
                                                 --------------

ELECTRONICS--SEMICONDUCTORS (3.7%)
Analog Devices, Inc. (a)......      211,000          10,800,562
Applied Materials Inc. (a)....      155,000           5,919,063
Intel Corp. ..................      640,300          19,369,075
Motorola, Inc. ...............      682,200          13,814,550
Texas Instruments Inc. .......      288,500          13,667,688
                                                 --------------
                                                     63,570,938
                                                 --------------
ENTERTAINMENT (2.2%)
The Walt Disney Co. ..........      262,700           7,601,881
Time Warner Inc. .............      270,500          14,130,920
Viacom Inc.
 Class B (a)(h)...............      319,199          14,922,553
                                                 --------------
                                                     36,655,354
                                                 --------------

FINANCIAL--MISCELLANEOUS (2.9%)
Citigroup Inc. ...............      693,593          35,416,593
MBNA Corp. ...................      381,400          14,087,963
                                                 --------------
                                                     49,504,556
                                                 --------------
HEALTH CARE--DIVERSIFIED (2.9%)
Allergan, Inc. ...............      161,300          15,615,856
Bristol-Myers Squibb Co. .....      450,800          33,331,025
                                                 --------------
                                                     48,946,881
                                                 --------------

                                  SHARES             VALUE
---------------------------------------------------------------
HEALTH CARE--DRUGS (4.8%)
Abgenix, Inc. (a).............      100,000      $    5,906,250
Andrx Corp. (a)(h)............       70,000           4,051,250
Ivax Corp. (a)................      272,600          10,440,580
Merck & Co., Inc..............      352,600          33,012,175
Schering-Plough Corp. ........      495,300          28,108,275
                                                 --------------
                                                     81,518,530
                                                 --------------

HEALTH CARE--MEDICAL PRODUCTS (4.4%)
Baxter International Inc. ....      242,600          21,424,612
Guidant Corp. (a).............      361,400          19,493,013
Medtronic, Inc. ..............      557,200          33,640,950
                                                 --------------
                                                     74,558,575
                                                 --------------

HEALTH CARE--MISCELLANEOUS (1.6%)
Amgen Inc. (a)................      338,700          21,655,631
Medimmune, Inc. (a)...........      129,000           6,151,688
                                                 --------------
                                                     27,807,319
                                                 --------------

HOUSEHOLD PRODUCTS (1.9%)
Colgate-Palmolive Co. (h).....      416,100          26,859,255
Kimberly-Clark Corp. .........       78,400           5,542,096
                                                 --------------
                                                     32,401,351
                                                 --------------

INSURANCE--MULTI-LINE (1.8%)
American International Group,
 Inc. ........................      302,630          29,827,969
                                                 --------------

INSURANCE BROKERS (0.9%)
Marsh & Mclennan Cos.,
 Inc. ........................      134,500          15,736,500
                                                 --------------

INVESTMENT BANK/BROKERAGE (0.9%)
Goldman Sachs Group Inc.
 (h)..........................      148,100          15,837,444
                                                 --------------

LEISURE TIME (2.0%)
Harley-Davidson, Inc. ........      859,400          34,161,150
                                                 --------------

MANUFACTURING--DIVERSIFIED (2.7%)
Tyco International Ltd. ......      814,350          45,196,425
                                                 --------------

MISCELLANEOUS (2.7%)
AES Corp. (a).................      721,700          39,964,137
Calpine Corp. (a)(h)..........      144,000           6,489,000
                                                 --------------
                                                     46,453,137
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  SHARES             VALUE
---------------------------------------------------------------
COMMON STOCKS (CONTINUED)

NATURAL GAS DISTRIBUTORS & PIPELINES (2.2%)
El Paso Energy Corp...........      162,100      $   11,610,412
Enron Corp. ..................      315,500          26,225,938
                                                 --------------
                                                     37,836,350
                                                 --------------

PERSONAL LOANS (2.1%)
Household International,
 Inc. ........................      295,300          16,241,500
Providian Financial Corp. ....      342,700          19,705,250
                                                 --------------
                                                     35,946,750
                                                 --------------

RETAIL STORES--DEPARTMENT (2.2%)
Kohl's Corp. (a)..............      609,900          37,203,900
                                                 --------------

RETAIL STORES--FOOD CHAIN (0.7%)
Safeway Inc. (a)..............      195,700          12,231,250
                                                 --------------

RETAIL STORES--SPECIALTY (2.9%)
Bed Bath & Beyond, Inc. (a)...      792,000          17,721,000
CVS Corp. ....................      296,400          17,765,475
Home Depot, Inc. (The)........      242,550          11,081,503
Staples, Inc. (a).............      209,000           2,468,813
                                                 --------------
                                                     49,036,791
                                                 --------------

SPECIALIZED SERVICES (0.9%)
Omnicom Group, Inc. ..........      174,800          14,486,550
                                                 --------------
Total Common Stocks
 (Cost $704,725,475)..........                    1,075,288,310
                                                 --------------
PREFERRED STOCK (0.0%) (B)
PAPER & FOREST PRODUCTS (0.0%) (B)
Paperboard Industries
 International, Inc.
 5.00%, Series A (c)(i)(j)....       40,000             613,350
                                                 --------------
Total Preferred Stocks
 (Cost $665,691)..............                          613,350
                                                 --------------
                                 PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.2%)

COMMERCIAL PAPER (2.2%)
American Express Credit Corp.
 6.56% due 1/8/01.............  $ 8,700,000      $    8,688,850
American General Corp.
 6.53% due 1/4/01.............    1,500,000           1,499,182
Goldman Sachs Group, Inc.
 6.54% due 1/9/01.............    4,200,000           4,193,884
Morgan Stanley Dean Witter
 6.70% due 1/3/01.............   10,000,000           9,996,275
UBS Finance (De) LLC
 6.50% due 1/2/01.............   12,640,000          12,637,716
                                                 --------------
Total Commercial Paper
 (Cost $37,015,907)...........                       37,015,907
                                                 --------------
                                  SHARES
                                -----------
INVESTMENT COMPANY (1.0%)
Merrill Lynch Premier
 Institutional Fund...........   17,372,502          17,372,502
                                                 --------------
Total Investment Company
 (Cost $17,372,502)...........                       17,372,502
                                                 --------------
Total Short-Term Investments
 (Cost $54,388,409)...........                       54,388,409
                                                 --------------
Total Investments
 (Cost $1,346,405,354) (k)....        101.8%      1,728,808,611(l)
Liabilities in Excess of
 Cash and Other Assets........         (1.8)        (30,122,483)
                                       ----      --------------
Net Assets....................        100.0%     $1,698,686,128
                                       ====      ==============

-------
 (a) Non-income producing securities.
 (b) Less than one tenth of a percent.
 (c) May be sold to institutional investors only.
 (d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
 (e) Segregated or partially segregated as collateral for TBA.
 (f) Floating rate. Rate shown is the rate in effect at December 31, 2000.
 (g) Eurobond--bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
 (h) Represent securities out on loan or a portion which is out on loan. (See
     Note 2)
 (i) Restricted Security. (See Note 2)
 (j) Canadian Security.
 (k) The cost for federal income tax purposes is $1,346,568,035.
 (l) At December 31, 2000 net unrealized appreciation was $382,240,576, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $445,869,738 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $63,629,162.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2000

ASSETS:
Investment in securities, at value (identified cost
  $1,346,405,354)...........................................       $1,728,808,611
Collateral held for securities loaned, at value (Note 2)....          201,783,707
Cash........................................................                4,993
Receivables:
  Dividends and interest....................................            8,070,860
  Fund shares sold..........................................            2,152,129
                                                                   --------------
      Total assets..........................................        1,940,820,300
                                                                   --------------
LIABILITIES:
Securities lending collateral (Note 2)......................          201,783,707
Payables:
  Investment securities purchased...........................           34,236,823
  Fund shares redeemed......................................            2,988,990
  NYLIFE Distributors.......................................            1,299,401
  MainStay Management.......................................              900,422
  Transfer agent............................................              677,808
  Custodian.................................................               14,711
  Trustees..................................................               14,140
Accrued expenses............................................              218,170
                                                                   --------------
      Total liabilities.....................................          242,134,172
                                                                   --------------
Net assets..................................................       $1,698,686,128
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      104,615
  Class B...................................................              657,228
  Class C...................................................                4,361
Additional paid-in capital..................................        1,299,707,145
Accumulated undistributed net investment income.............              231,289
Accumulated undistributed net realized gain on
  investments...............................................           15,578,233
Net unrealized appreciation on investments..................          382,403,257
                                                                   --------------
Net assets..................................................       $1,698,686,128
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  231,649,365
                                                                   ==============
Shares of beneficial interest outstanding...................           10,461,497
                                                                   ==============
Net asset value per share outstanding.......................       $        22.14
Maximum sales charge (5.50% of offering price)..............                 1.29
                                                                   --------------
Maximum offering price per share outstanding................       $        23.43
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $1,457,365,598
                                                                   ==============
Shares of beneficial interest outstanding...................           65,722,812
                                                                   ==============
Net asset value and offering price per share outstanding....       $        22.17
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $    9,671,165
                                                                   ==============
Shares of beneficial interest outstanding...................              436,141
                                                                   ==============
Net asset value and offering price per share outstanding....       $        22.17
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Dividends(a)..............................................  $   5,109,493
  Interest..................................................     41,640,143
                                                              -------------
    Total income............................................     46,749,636
                                                              -------------
Expenses:
  Distribution--Class B.....................................     12,099,146
  Distribution--Class C.....................................         64,116
  Management................................................     11,721,556
  Service--Class A..........................................        524,952
  Service--Class B..........................................      4,032,392
  Service--Class C..........................................         21,391
  Transfer agent............................................      3,939,519
  Shareholder communication.................................        292,510
  Recordkeeping.............................................        209,823
  Custodian.................................................        183,253
  Professional..............................................        138,701
  Registration..............................................         75,635
  Trustees..................................................         50,378
  Miscellaneous.............................................         95,046
                                                              -------------
    Total expenses before waiver............................     33,448,418
Fees waived by Manager......................................       (532,593)
                                                              -------------
    Net expenses............................................     32,915,825
                                                              -------------
Net investment income.......................................     13,833,811
                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................    131,624,376
Net change in unrealized appreciation on investments........   (234,569,698)
                                                              -------------
Net realized and unrealized loss on investments.............   (102,945,322)
                                                              -------------
Net decrease in net assets resulting from operations........  $ (89,111,511)
                                                              =============

-------

(a) Dividends recorded net of foreign withholding taxes of $16,611.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Year ended       Year ended
                                                               December 31,     December 31,
                                                                   2000             1999
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $   13,833,811   $   11,215,815
  Net realized gain on investments..........................     131,624,376      198,124,218
  Net change in unrealized appreciation on investments......    (234,569,698)      49,685,919
                                                              --------------   --------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     (89,111,511)     259,025,952
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................      (3,106,204)      (2,404,941)
    Class B.................................................     (10,676,465)      (9,024,586)
    Class C.................................................         (61,200)         (19,421)
  From net realized gain on investments:
    Class A.................................................     (30,682,162)      (9,937,902)
    Class B.................................................    (197,428,577)     (83,382,941)
    Class C.................................................      (1,320,018)        (272,715)
                                                              --------------   --------------
      Total dividends and distributions to shareholders.....    (243,274,626)    (105,042,506)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     107,907,060       98,922,959
    Class B.................................................     141,457,148      213,637,189
    Class C.................................................       6,192,422        5,073,946
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      32,141,768       11,519,078
    Class B.................................................     202,697,254       90,140,205
    Class C.................................................       1,319,957          282,440
                                                              --------------   --------------
                                                                 491,715,609      419,575,817
  Cost of shares redeemed:
    Class A.................................................     (67,495,076)     (75,111,077)
    Class B.................................................    (279,859,715)    (245,152,405)
    Class C.................................................      (1,487,481)        (465,342)
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................     142,873,337       98,846,993
                                                              --------------   --------------
      Net increase (decrease) in net assets.................    (189,512,800)     252,830,439
NET ASSETS:
Beginning of year...........................................   1,888,198,928    1,635,368,489
                                                              --------------   --------------
End of year.................................................  $1,698,686,128   $1,888,198,928
                                                              ==============   ==============
Accumulated undistributed net investment income at end of
  year......................................................  $      231,289   $      156,718
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                                -------------------------------------------------------
                                                                                Year ended December 31,
                                                                -------------------------------------------------------
                                                                  2000        1999        1998        1997       1996
                                                                --------    --------    --------    --------    -------
Net asset value at beginning of period......................    $  27.23    $  24.96    $  21.44    $  20.09    $ 18.53
                                                                --------    --------    --------    --------    -------
Net investment income.......................................        0.38        0.34        0.39        0.40       0.37
Net realized and unrealized gain (loss) on investments......       (1.62)       3.69        5.29        3.19       2.07
                                                                --------    --------    --------    --------    -------
Total from investment operations............................       (1.24)       4.03        5.68        3.59       2.44
                                                                --------    --------    --------    --------    -------
Less dividends and distributions:
  From net investment income................................       (0.39)      (0.34)      (0.39)      (0.40)     (0.37)
  From net realized gain on investments.....................       (3.46)      (1.42)      (1.77)      (1.84)     (0.51)
                                                                --------    --------    --------    --------    -------
Total dividends and distributions...........................       (3.85)      (1.76)      (2.16)      (2.24)     (0.88)
                                                                --------    --------    --------    --------    -------
Net asset value at end of period............................    $  22.14    $  27.23    $  24.96    $  21.44    $ 20.09
                                                                ========    ========    ========    ========    =======
Total investment return (a).................................       (4.48)%     16.46%      26.93%      18.24%     13.22%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...................................        1.42%       1.32%       1.66%       1.86%       1.9%
    Net expenses............................................        1.13%       1.13%       1.16%       1.15%       1.1%
    Expenses (before waiver)................................        1.15%       1.16%       1.18%       1.15%       1.1%
Portfolio turnover rate.....................................         123%        125%        169%        182%       173%
Net assets at end of period (in 000's)......................    $231,649    $203,924    $152,598    $108,329    $68,975

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                             Class B                                                     Class C
------------------------------------------------------------------    ---------------------------------------------
                                                                                                      September 1*
                     Year ended December 31,                           Year ended      Year ended        through
------------------------------------------------------------------    December 31,    December 31,    December 31,
   2000          1999          1998          1997          1996           2000            1999            1998
----------    ----------    ----------    ----------    ----------    ------------    ------------    -------------
$   27.23     $    24.96    $    21.45    $    20.10    $    18.53       $27.23          $24.96          $21.70
----------    ----------    ----------    ----------    ----------       ------          ------          ------
     0.18           0.15          0.21          0.29          0.27         0.18            0.15            0.11
    (1.60)          3.69          5.28          3.19          2.08        (1.60)           3.69            5.03
----------    ----------    ----------    ----------    ----------       ------          ------          ------
    (1.42)          3.84          5.49          3.48          2.35        (1.42)           3.84            5.14
----------    ----------    ----------    ----------    ----------       ------          ------          ------
    (0.18)         (0.15)        (0.21)        (0.29)        (0.27)       (0.18)          (0.15)          (0.11)
    (3.46)         (1.42)        (1.77)        (1.84)        (0.51)       (3.46)          (1.42)          (1.77)
----------    ----------    ----------    ----------    ----------       ------          ------          ------
    (3.64)         (1.57)        (1.98)        (2.13)        (0.78)       (3.64)          (1.57)          (1.88)
----------    ----------    ----------    ----------    ----------       ------          ------          ------
$   22.17     $    27.23    $    24.96    $    21.45    $    20.10       $22.17          $27.23          $24.96
==========    ==========    ==========    ==========    ==========       ======          ======          ======
    (5.10)%        15.60%        25.96%        17.65%        12.73%       (5.10)%         15.60%          23.94%
     0.67%          0.57%         0.91%         1.36%          1.4%        0.67%           0.57%           0.91%
     1.88%          1.88%         1.91%         1.65%          1.6%        1.88%           1.88%           1.91%
     1.90%          1.91%         1.93%         1.65%          1.6%        1.90%           1.91%           1.93%
      123%           125%          169%          182%          173%         123%            125%            169%
$1,457,366    $1,678,696    $1,482,411    $1,198,206    $1,029,878       $9,671          $5,579          $  359

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Total Return Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on December 29, 1987 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such

Notes to Financial Statements


system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange and (f) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Restricted security held at December 31, 2000:

                                                                                            PERCENT
                                              ACQUISITION                       12/31/00       OF
                  SECURITY                       DATE       SHARES     COST      VALUE     NET ASSETS
                  --------                    -----------   ------   --------   --------   ----------
Paperboard Industries International, Inc.
  5.00%, Class A Preferred Stock............    5/4/98      40,000   $665,691   $613,350       0.0%(a)
                                                                     ========   ========    =======

-------

(a)  Less than one tenth of a percent.

MainStay Total Return Fund


MORTGAGE DOLLAR ROLLS. The fund enters into mortgage dollar roll ("MDR") transactions for which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

At December 31, 2000, the Fund had portfolio securities on loan with a market value of $192,577,444 to broker-dealers and government securities dealers.

Cash collateral received by the Fund is invested in investment grade commercial paper, or other securities in accordance with the Fund's Securities Lending Procedures. Such investments are included as an asset, and the obligation to return the cash collateral is recorded as a liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

Net income earned by the Fund for securities lending transactions amounted to $408,691, net of broker fees and rebates, for the year ended December 31, 2000, which is included as interest income on the Statement of Operations.

Investments made with cash collateral at December 31, 2000:

                                                                SHARES            VALUE
                                                              -----------      ------------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group...............................    8,487,811      $  8,487,811
Cash with Security Lending Agent............................                          1,074
                                                                               ------------
                                                                                  8,488,885
                                                                               ------------
                                                               PRINCIPAL
                                                                AMOUNT
                                                              -----------
SHORT-TERM COMMERCIAL PAPER
Asset One Securitization, LLC
  6.52%, due 1/2/01.........................................  $18,530,000        18,526,644
  6.76%, due 1/5/01.........................................    6,450,000         6,445,184
Budget Funding Corp.
  6.76%, due 1/5/01.........................................   14,459,000        14,448,156
Conduit Asset Backed Securities, LLC
  6.82%, due 1/16/01........................................    6,789,000         6,769,765
VistaOne Metafolio, LLC
  6.82%, due 1/10/01........................................   16,844,000        16,815,365
                                                                               ------------
                                                                                 63,005,114
                                                                               ------------
MASTER NOTE
Bank of America Securities
  6.88%, due 1/2/01.........................................   50,000,000        50,000,000
                                                                               ------------
REPURCHASE AGREEMENTS
Credit Suisse First Boston Corp.
  6.79%, due 1/2/01
  (Collateralized by
  $6,188,011 Indiana Michigan Power Co.
    9.82% due 12/7/22 Market Value $6,188,011
  $190,000 YPF Sociedad Anonima
    7.50%, due 10/26/02 Market Value $190,000)..............    6,000,000         6,000,000
Deutsche Bank Alex Brown Inc.
  6.82%, due 1/2/01
  (Collateralized by
  $5,185,155 1301 Avenue of the Americas Trust
    7.69%, due 8/3/10 Market Value $5,185,155
  $3,459,615 Chase Manhattan Auto Owner Trust
    5.80% due 12/16/02 Market Value $3,459,615
  $6,754,076 Deutsche Mortgage and Asset Receiving Corp.
    7.23%, due 6/15/31 Market Value $6,754,076).............   15,000,000        15,000,000

MainStay Total Return Fund


                                                               PRINCIPAL
                                                                AMOUNT            VALUE
                                                              -----------      ------------
REPURCHASE AGREEMENTS (Continued)
JP Morgan Securities Inc.
  6.60%, due 1/2/01
  (Collateralized by
  $2,976,314 AMR Corp.
    8.47% due 2/20/02 Market Value $3,006,684
  $2,501,250 Archstone Communities Trust
    6.37%, due 10/15/01 Market Value $2,534,062
  $1,297,050 Archstone Communities Trust
    7.1788%, due 10/15/01 Market Value $1,314,271
  $9,177,254 Baker Hughes Inc.
    6.875%, due 1/15/29 Market Value $9,177,254
  $1,595,424 Capital One Bank
    5.95%, due 2/15/01 Market Value $1,630,606
  $189,715 Capital One Bank
    6.48%, due 1/28/02 Market Value $194,867
  $5,090,587 Consolidated Rail Corp.
    9.75%, due 6/15/20 Market Value $5,106,900
  $6,313,188 Enogex Inc.
    8.125%, due 1/5/10 Market Value $6,313,188
  $7,367,789 First Bank of America Corp.
    7.75%, due 7/15/04 Market Value $7,619,253
  $2,172,038 Florida Power & Light Co.
    7.645%, due 12/31/18 Market Value $2,172,038
  $5,418,442 IMC Global Inc.
    7.40%, due 11/1/02 Market Value $5,488,394
  $259,140 MBNA Corp.
    7.125%, due 9/15/04 Market Value $264,616
  $3,750,372 Penney (JC) Co. Inc.
    6.875%, due 10/15/15 Market Value $3,858,029
  $4,955,269 Prudential Insurance Co.
    6.375%, due 7/23/06 Market Value $5,096,295
  $5,032,700 Viacom Inc.
    7.625%, due 1/15/16 Market Value $5,205,712)............  $56,173,500      $ 56,173,500
                                                                               ------------
                                                                                 77,173,500
                                                                               ------------
Total investments made with cash collateral.................                   $198,667,499
                                                                               ============
Non-cash collateral received and held by the Fund at
  December 31, 2000:
United States Treasury Bonds
    6.00%, due 2/15/26......................................      150,000      $    161,250
    6.125%, due 11/15/27....................................      225,000           244,547
    6.25%, due 8/15/23......................................      230,000           254,653
    7.125%, due 2/15/23.....................................      450,000           548,578
    7.875%, due 2/15/21.....................................       90,000           117,338
    8.00%, due 11/15/21.....................................       60,000            78,300
    8.125%, due 8/15/19 - 5/15/21...........................    1,075,000         1,420,831
    11.875%, due 11/15/03...................................      135,000           160,945
                                                                               ------------
                                                                                  2,986,442
                                                                               ------------

                                                               PRINCIPAL
                                                                AMOUNT            VALUE
                                                              -----------      ------------
Non-cash collateral (Continued)
United States Treasury Notes
  6.625%, due 6/30/01.......................................  $   125,000      $    129,766
                                                                               ------------
Total non-cash collateral...................................                   $  3,116,208
                                                                               ============
Total collateral............................................                   $201,783,707
                                                                               ============

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Permanent book/tax difference of $84,629 is an increase to accumulated undistributed net investment income and a decrease to accumulated undistributed net realized gain on investments. This book/tax difference is due to tax treatment of gains (losses) on paydowns and foreign currency gains.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset

MainStay Total Return Fund


value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund estimates that the initial adjustment required upon adoption of premium amortization will decrease the recorded cost of its investments (but not their market value) by approximately $423,533. Additionally, had this principle been in effect during the fiscal year ended December 31, 2000, the Fund estimates that net investment income would have decreased by approximately $0.01 per share (0.02% of net assets) and realized and unrealized loss per share would have decreased by the same amount.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), served as the Fund's manager pursuant to a management agreement and provided offices and conducted clerical, recordkeeping and bookkeeping services, and kept most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.64% of the Fund's average daily net assets. The Manager has voluntarily established a fee breakpoint, which may be discontinued at any time, of 0.60% on assets in excess of $500 million. For the year ended December 31, 2000 the Manager earned $11,721,556 and waived $532,593 of its fees, pursuant to its voluntary fee breakpoint.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.32% of the average daily net assets of the Fund. To the extent that the Manager has voluntarily established a fee breakpoint, the Subadvisor has voluntarily agreed to do so proportionately.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate of MainStay Management LLC and under the common control of New York Life, was substituted in place of MainStay Management LLC as the Fund's investment adviser. Under the Substitution Agreement among MainStay Management LLC, NYLIM and the Fund, NYLIM has assumed all of the interests, rights and responsibilities of MainStay Management LLC under the Management and Sub-Advisory Agreements to which it is a party. The terms and conditions of these agreements, including management fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Fund and the investment process used by NYLIM is identical to that which was used by MainStay Management LLC.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $10,592 for the year ended December 31, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $10,104, $1,082,932 and $3,234, respectively, for the year ended December 31, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2000 amounted to $3,939,519.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead

MainStay Total Return Fund


Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $22,861 for the year ended December 31, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $209,823 for the year ended December 31, 2000.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2000, purchases and sales of U.S. Government securities, other than short-term securities, were $1,455,023 and $1,348,203, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $779,093 and $943,361, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2000.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    YEAR ENDED                    YEAR ENDED
                                                 DECEMBER 31, 2000             DECEMBER 31, 1999
                                            ---------------------------   ---------------------------
                                            CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                            -------   -------   -------   -------   -------   -------
Shares sold..............................    4,006      5,219     228      3,840     8,324      198
Shares issued in reinvestment of
  dividends and distributions............    1,448      9,173      60        438     3,418       11
                                            ------    -------    ----     ------    ------      ---
                                             5,454     14,392     288      4,278    11,742      209
Shares redeemed..........................   (2,482)   (10,307)    (57)    (2,902)   (9,492)     (18)
                                            ------    -------    ----     ------    ------      ---
Net increase (decrease)..................    2,972      4,085     231      1,376     2,250      191
                                            ======    =======    ====     ======    ======      ===

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of The MainStay Total Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Total Return Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Contact your investment professional for a free prospectus containing more information, including advisory fees, risks, other expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of December 31, 2000.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSTR11-02/01

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Total Return Fund

    ANNUAL REPORT

    DECEMBER 31, 2000

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Value Fund
                                                              versus Russell 1000 Value Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings                     10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               26
                                                              The MainStay(R) Funds                           27

                       This page intentionally left blank

President's Letter

The year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations of technology stocks had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Throughout 2000, the strength of the U.S. dollar versus other currencies made international investing challenging for U.S. investors. A fourth-quarter rally in the euro could signal a turnaround, but only time will tell.

Despite this volatility, MainStay(R) shareholders enjoyed the confidence of knowing that throughout the year, their Funds were consistently managed with well-defined investment disciplines. Seeking to avoid any hint of style drift, each of our portfolio managers rigorously adhered to an investment process that doesn't change, even when the markets shift. MainStay shareholders knew they could depend on our unwavering commitment to integrity and service--in our Fund management, accounting, reporting, and shareholder communications.

This annual report details the events that affected your MainStay investment during the 12 months ended December 31, 2000. The portfolio manager commentary gives you an inside look at the market forces and management decisions that affected your Fund's strategic direction and investment results. If you have questions, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2001

$10,000 Invested in MainStay Value Fund versus Russell 1000 Value Index and Inflation

CLASS A SHARES Total Returns: 1 Year 5.74%, 5 Years 9.51%, 10 Years 14.52%

[LINE GRAPH]

                                                   MAINSTAY VALUE FUND          INFLATION (CPI)+        RUSSELL 1000 VALUE INDEX*
                                                   -------------------          ----------------        -------------------------
12/90                                                  $   9450                    $  10000                    $  10000
12/91                                                     13349                       10298                       12461
12/92                                                     15954                       10603                       14182
12/93                                                     18116                       10893                       16752
12/94                                                     18076                       11177                       16418
12/95                                                     23271                       11467                       22715
12/96                                                     28353                       11847                       27630
12/97                                                     34558                       12048                       37350
12/98                                                     31997                       12242                       43188
12/99                                                     34662                       12570                       46363
12/00                                                     38785                       12995                       49613

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 6.05%, 5 Years 9.74%, 10 Years 14.72% Class C Total Returns: 1 Year 10.05%, 5 Years 10.02%, 10 Years 14.72%

[LINE GRAPH]

                                                   MAINSTAY VALUE FUND          INFLATION (CPI)+        RUSSELL 1000 VALUE INDEX*
                                                   -------------------          ----------------        -------------------------
12/90                                                  $  10000                    $  10000                    $  10000
12/91                                                     14126                       10298                       12461
12/92                                                     16883                       10603                       14182
12/93                                                     19170                       10893                       16752
12/94                                                     19128                       11177                       16418
12/95                                                     24486                       11467                       22715
12/96                                                     29656                       11847                       27630
12/97                                                     35969                       12048                       37350
12/98                                                     33058                       12242                       43188
12/99                                                     35539                       12570                       46363
12/00                                                     39467                       12995                       49613

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The equity markets began 2000 much in the way they ended 1999--with a select group of growth stocks rising sharply, led by technology issues. Through early March, the Nasdaq Composite Index(1) was the best-performing equity index, outperforming both the S&P 500 Index(2) and the Russell 1000(R) Value Index.(3) In mid-March, however, there was a clear shift in leadership, with the technology-laden Nasdaq Index making a dramatic correction. Over the next several months, the Nasdaq fell 55% off its March highs and closed the year down 39%--the worst annual performance of the Index in its 29-year history.

What factors contributed to the correction? Many technology and telecommunication-related stocks reached all-time high valuations just as the economy began to slow and earnings disappointments began to undermine investor confidence. In the second half of the year, weakening demand, slower capital spending, fewer financing alternatives for emerging companies, and overly optimistic financial targets continued to pressure the entire group. As the luster faded on growth stocks, many portfolio managers turned their attention to value equities with lower valuation levels and defensive appeal.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, MainStay Value Fund returned 11.89% for Class A shares and 11.05% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 8.84% return of the average Lipper(4) multi-cap value fund for the same period. All share classes also outperformed the 7.01% for the Russell 1000 Value Index and the -9.10% return of the S&P 500 for the year 2000. Careful security election and sector allocation accounted for much of the Fund's outperformance during the reporting period.

SECTOR HIGHLIGHTS

The Fund's best-performing sectors for the year were utilities, energy, health care, and financials. Utilities and energy were both overweighted in the Fund's portfolio and made major positive contributions to the Fund's overall results. Record prices for both oil and natural gas in 2000 strengthened returns in the energy sector. Standouts in the Fund included Union Pacific Resources, a natural-gas and oil exploration and production company, which rose 76%(5) through July, when the company was acquired by Anadarko Petroleum.

-------

(1) The Nasdaq Composite Index is an unmanaged, market-value weighted index that measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. An investment cannot be made directly into an index.
(2) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(3) See footnote on page 4 for more information about the Russell 1000(R) Value Index.
(4) See footnote and table on page 10 for more information about Lipper Inc.
(5) Unless otherwise indicated, returns reflect performance for the 12-month period ended 12/31/00.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

[CLASS A BAR CHART]

12/91                                                                            41.26%
12/92                                                                            19.52
12/93                                                                            13.55
12/94                                                                            -0.22
12/95                                                                            28.74
12/96                                                                            21.84
12/97                                                                            21.88
12/98                                                                            -7.41
12/99                                                                             8.33
12/00                                                                            11.89

Past performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares through 12/94. See footnote * on page 10 for more information on performance.

CLASS B AND CLASS C SHARES
[CLASS B AND CLASS C BAR CHART]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/91                                                                            41.26%
12/92                                                                            19.52
12/93                                                                            13.55
12/94                                                                            -0.22
12/95                                                                            28.01
12/96                                                                            21.11
12/97                                                                            21.29
12/98                                                                            -8.09
12/99                                                                             7.51
12/00                                                                            11.05

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 10 for more information on performance.

After receiving shares of Anadarko for its Union Pacific Resources position, the Fund continued to hold the shares until September, allowing them to rise an additional 31% before they were sold. Noble Affiliates, another exploration and production company, rose 58% by July when it reached our price target and we sold the Fund's position. Burlington Resources rose 34% by December before it also hit our price target and was sold.

Three refining companies in the energy sector also added value to the Fund's performance for 2000. Valero Energy rose 89% for the year, while Tosco Corp. rose 26%. We purchased Sunoco shares in February and they appreciated 44% through the end of 2000. Sales of holdings that reached our price targets reduced the Fund's significantly overweighted position among energy stocks to just slightly overweighted at the end of the year.

Utilities were also a standout for the Fund in 2000. Leading the pack was Coastal Corp., a natural-gas transmission company that also has interests in oil distribution and marketing. Coastal rose 150% in 2000, benefiting from significantly higher oil and natural-gas prices and its acquisition by another one of the Fund's holdings, El Paso Energy. El Paso Energy rose 30% by June, when we elected to sell the position and keep the Fund's holdings in Coastal Corp. The latter shares will convert to El Paso stock in early 2001. Dynegy, a Houston-based energy concern, was also a strong performer for the Fund, rising in excess of 200% by December when it was sold after reaching our price target. By the end of 2000, the Fund's overweighted position in the utility sector decreased to less than the Fund's benchmark from sales of holdings that reached or exceeded our price targets. We plan to maintain an underweighted position, as we anticipate declining interest rates, which may cause utilities to underperform the broader indices.

The Fund's weighting in health care was close to its benchmark for much of the year, with stock selection having a positive impact on Fund performance. Two hospital operating companies were particularly strong. The Fund purchased shares of Tenet Healthcare in January, and they rose 85% through the end of 2000. Health Management Associates, which we purchased for the Fund in June, rose 62% by September, and we sold the Fund's position when it reached our price target. The Fund purchased shares of Abbott Labs, a global company focusing on pharmaceuticals, diagnostics, and hospital equipment in February. After rising approximately 50% by December, we sold the Fund's position when the company announced an acquisition that we believed was of questionable value.

While the Fund remained underweighted in the financial sector throughout 2000, a number of the Fund's financial stocks enjoyed strong returns. Allstate, a personal-lines insurer, rose 85%, while Washington Mutual, a West Coast-based financial services company, rose 112%. AXA Financial, a diversified financial services company, rose 62% through the end of August. We sold shares of the company from January through August, closing out the Fund's position, after the company's French parent, AXA SA, bid for the outstanding shares.

WEAKER SECTORS

Basic materials and consumer cyclicals showed weaker performance during the reporting period. An overweighted position in basic materials compounded the negative impact on the Fund, as rising energy prices took a toll on manufacturing companies, causing costs to rise rapidly and margins to drop precipitously for many of the Fund's holdings. In the paper sector, reduced demand brought lower prices, hurting some of the Fund's positions. The Fund purchased shares of Georgia Pacific in February and sold the stock in June at a loss of 22% when it became apparent that fundamentals were unlikely to stabilize in the near term. The Fund also sold Smurfit Stone Container in June after a 40% decline due to similar setbacks in the company's linerboard business.

While the Fund's weighting in consumer cyclicals was similar to that of the index, its holdings had a negative impact on performance. Office Depot shares fell about 30% from their January purchase price, as the company suffered from a weakening retail environment and management upheaval. The stock of Hasbro, a toymaker, dropped about 37% through July after disappointing sales and higher-than-expected spending on its yet-to-be-launched Internet site. Sensing that these problems were likely to persist, we sold the position in July.

OTHER MAJOR PURCHASES AND SALES

In May, the Fund purchased shares of Kimberly-Clark at what we believed to be attractive prices. Our assessment proved correct as the stock appreciated 24% through the remainder of the year.

As technology tumbled, the Fund benefited by remaining underweighted in the sector for much of the year. Even so, the Fund was not entirely unscathed. In March, we initiated a position in Compuware at what we believed was an attractive price, only to see the stock decline about 40% on weaker-than-anticipated results. We sold the Fund's entire position, and the price has since declined another 32%, suggesting that the sale was both timely and prudent. The Fund purchased shares of Unisys, a global information services and hardware provider, in February. As computer spending softened in the post-Y2K environment, the company announced lower-than-expected results and the shares dropped roughly 60% to their lowest point. Believing that the market had overreacted and the shares represented exceptional value, we proceeded to add to the Fund's position in July at much lower prices than in February. Fortunately, the shares have appreciated more than 50% since the latter purchase, but are still below the Fund's original purchase price.

The Fund used a similar announcement by Electronic Data Systems to initiate a position in July at what we believed were attractive prices. Since then, the shares appreciated 34% through the end of 2000. Seagate Technology, a manufacturer of computer hard discs was purchased by a management-led group and an outside software company. We sold our shares throughout the year at gains of between 40% and 50%, with a positive impact on Fund performance. Given the severe correction in the technology sector in 2000, we have identified a number of technology companies with excellent balance sheets at what we believe to be attractive prices. As a result, the Fund is now overweighted in the technology sector for the first time in many years.

LOOKING AHEAD

We remain committed to value-based investing and confidant in our approach to it. We believe the merits of our discipline were largely proven during 2000's market correction, as the Fund provided positive returns while many major indices posted negative results. By concentrating the Fund's investments in well-researched companies that appear to be selling at attractive valuation levels, the Fund was able to structure itself to benefit from the resurgence in value stocks.

We believe the interest-rate environment will be a favorable one in 2001, with the Federal Reserve likely cutting interest rates a number of times before year-end in response to an economy that may be slowing faster than is currently evident. While lower rates have historically been a favorable backdrop for higher equity prices, questions still remain about whether the Federal Reserve can negotiate a soft landing or whether a recession may lie ahead.

Whatever the markets or the economy may bring, the Fund will continue to seek to realize maximum long-term total return from a combination of capital growth and income.

Richard A. Rosen
Portfolio Manager
MacKay Shields LLC

   NONTAXABLE DISTRIBUTION

   During 2000, MainStay Value Fund distributed dividends in excess of its earnings. For this reason, a portion of the dividends received by shareholders during the year included a return of capital. The return of capital to shareholders had no material impact on the Fund's performance or net asset value. Since the Fund's managers did not engage in any additional trading to provide this dividend, the Fund's portfolio turnover rate and transaction costs were not affected.

                                           PERCENT OF TOTAL INCOME
 SHARE CLASS    RETURN OF CAPITAL AMOUNT   DIVIDENDS PAID IN 2000
--------------  ------------------------   -----------------------
Class A shares     $0.1118 per share               42.61%
Class B shares     $0.0085 per share               42.61%
Class C shares     $0.0085 per share               42.61%

   Whenever a Fund returns capital to you, the cost basis of your Fund holdings is reduced by the amount of the nontaxable distribution. Accurate cost-basis accounting is important in determining any capital gains or losses when shares are eventually sold. You should consult with your tax advisor for additional information on determining the cost basis of your mutual fund shares. This material is provided for informational purposes only. Shareholders should refer to their 2000 Form 1099-DIV for the total amount of their distributions that are taxable and nontaxable.

Returns and Lipper Rankings as of 12/31/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                        SINCE INCEPTION
                         1 YEAR    5 YEARS   10 YEARS   THROUGH 12/31/00
    Class A              11.89%    10.76%     15.17%         11.26%
    Class B              11.05%    10.02%     14.72%         10.97%
    Class C              11.05%    10.02%     14.72%         10.97%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                        SINCE INCEPTION
                         1 YEAR    5 YEARS   10 YEARS   THROUGH 12/31/00
    Class A               5.74%     9.51%     14.52%         10.83%
    Class B               6.05%     9.74%     14.72%         10.97%
    Class C              10.05%    10.02%     14.72%         10.97%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/00

                                                            SINCE INCEPTION
                          1 YEAR     5 YEARS     10 YEARS   THROUGH 12/31/00
    Class A             211 out of  182 out of     n/a          152 out of
                        522 funds   227 funds                   188 funds
    Class B             228 out of  193 out of  58 out of        49 out of
                        522 funds   227 funds   99 funds         63 funds
    Class C             228 out of     n/a         n/a          282 out of
                        522 funds                               413 funds
    Average Lipper
    multi-cap value
    fund                  8.84%       13.71%      15.14%         12.33%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/00

             NAV (12/31/00)   INCOME    CAPITAL GAINS
    Class A      $19.12       $0.2623      $0.9140
    Class B      $19.12       $0.0200      $0.9140
    Class C      $19.12       $0.0200      $0.9140

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/00. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/00.

The preceding pages have not been audited.

MainStay Value Fund


                                    SHARES            VALUE
                                  -----------------------------
COMMON STOCKS (91.8%)+

AEROSPACE/DEFENSE (1.9%)
General Dynamics Corp. .........       90,800      $  7,082,400
Raytheon Co. Class B............      332,600        10,331,387
                                                   ------------
                                                     17,413,787
                                                   ------------
ALUMINUM (1.9%)
Alcoa Inc. .....................      526,556        17,639,626
                                                   ------------
BANKS (9.7%)
Chase Manhattan Corp. (The).....      524,050        23,811,522
FleetBoston Financial Corp. ....      660,410        24,806,650
Morgan (J.P.) & Co. Inc. .......       64,900        10,740,950
PNC Financial Services Group,
 Inc. (The).....................      153,600        11,222,400
Washington Mutual, Inc. ........      381,500        20,243,344
                                                   ------------
                                                     90,824,866
                                                   ------------
CHEMICALS (1.5%)
Air Products and Chemicals,
 Inc. ..........................      347,300        14,239,300
                                                   ------------
COMPUTER SOFTWARE & SERVICES (1.6%)
Electronic Data Systems
 Corp. .........................      257,500        14,870,625
                                                   ------------
COMPUTER SYSTEMS (4.3%)
Apple Computer, Inc. (a)........      654,100         9,729,737
International Business Machines
 Corp. .........................      163,600        13,906,000
Unisys Corp. (a)................    1,096,600        16,037,775
                                                   ------------
                                                     39,673,512
                                                   ------------
CONGLOMERATES (1.0%)
Textron, Inc. ..................      189,800         8,825,700
                                                   ------------

CONSUMER PRODUCTS (1.1%)
Energizer Holdings, Inc. (a)....      501,033        10,709,580
                                                   ------------

ELECTRIC POWER COMPANIES (2.2%)
DTE Energy Co. .................       49,600         1,931,300
Edison International............      481,300         7,520,313
Niagara Mohawk Holdings, Inc.
 (a)............................      674,700        11,259,056
                                                   ------------
                                                     20,710,669
                                                   ------------
ELECTRONICS--SEMICONDUCTORS
 (1.9%)
Motorola, Inc. .................      886,000        17,941,500
                                                   ------------

FINANCE (8.3%)
American General Corp. .........      316,600        25,802,900
Citigroup Inc. .................      672,566        34,342,901
Morgan Stanley Dean Witter &
 Co. ...........................      222,600        17,641,050
                                                   ------------
                                                     77,786,851
                                                   ------------
---------------------------------------------------------------
+ Percentages indicated are based on Portfolio net assets.

                                    SHARES            VALUE
                                  -----------------------------
FOOD (5.9%)
ConAgra, Inc. ..................      790,300      $ 20,547,800
Heinz (H.J.) Co. ...............      391,000        18,548,063
Ralston-Ralston Purina Group....      623,700        16,294,162
                                                   ------------
                                                     55,390,025
                                                   ------------
HEALTH CARE--MEDICAL PRODUCTS (0.8%)
Becton, Dickinson & Co. ........      221,500         7,669,437
                                                   ------------

HEALTH CARE--MISCELLANEOUS (1.7%)
Tenet Healthcare Corp. (a)......      348,400        15,482,025
                                                   ------------

HOUSEHOLD PRODUCTS (5.2%)
Clorox Co. (The)................      257,900         9,155,450
Kimberly-Clark Corp. ...........      350,800        24,798,052
Procter & Gamble Co. (The)......      187,800        14,730,562
                                                   ------------
                                                     48,684,064
                                                   ------------
INSURANCE (5.1%)
Allstate Corp. (The)............      441,300        19,224,131
Lincoln National Corp. .........      300,400        14,212,675
MGIC Investment Corp. ..........      207,800        14,013,513
                                                   ------------
                                                     47,450,319
                                                   ------------
INVESTMENT BANK/BROKERAGE (1.3%)
Goldman Sachs Group, Inc.
 (The)..........................      109,700        11,731,044
                                                   ------------

MACHINERY (2.1%)
Ingersoll-Rand Co. .............      469,100        19,643,562
                                                   ------------

MANUFACTURING (4.8%)
American Standard Cos. Inc.
 (a)............................      716,900        35,352,131
Honeywell International Inc. ...      206,000         9,746,375
                                                   ------------
                                                     45,098,506
                                                   ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (2.7%)
Coastal Corp. (The).............      283,800        25,063,088
                                                   ------------

OIL & GAS SERVICES (3.1%)
Burlington Resources Inc. ......      257,900        13,023,950
Unocal Corp. ...................      412,850        15,972,134
                                                   ------------
                                                     28,996,084
                                                   ------------
OIL--INTEGRATED DOMESTIC (4.4%)
Sunoco, Inc. ...................      522,500        17,601,719
Tosco Corp. ....................      678,300        23,019,806
                                                   ------------
                                                     40,621,525
                                                   ------------
OIL--INTEGRATED INTERNATIONAL
 (3.6%)
Chevron Corp. ..................      215,600        18,204,725
Texaco Inc. ....................      249,700        15,512,613
                                                   ------------
                                                     33,717,338
                                                   ------------
PAPER & FOREST PRODUCTS (2.1%)
International Paper Co. ........      486,200        19,843,038
                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2000

                                    SHARES            VALUE
                                  -----------------------------
COMMON STOCKS (CONTINUED)

RESTAURANTS (2.6%)
McDonald's Corp. ...............      708,600      $ 24,092,400
                                                   ------------
RETAIL (2.7%)
Federated Department Stores,
 Inc. (a).......................      279,800         9,793,000
Office Depot, Inc. (a)..........      146,100         1,040,963
Sears, Roebuck & Co. ...........      404,900        14,070,275
                                                   ------------
                                                     24,904,238
                                                   ------------
TELECOMMUNICATIONS (0.9%)
AT&T Corp. .....................      494,050         8,553,241
                                                   ------------

TELEPHONE (7.4%)
CenturyTel, Inc. ...............      397,800        14,221,350
SBC Communications Inc. ........      558,400        26,663,600
Verizon Communications Inc. ....      555,500        27,844,438
                                                   ------------
                                                     68,729,388
                                                   ------------
Total Common Stocks
 (Cost $755,437,881)............                    856,305,338
                                                   ------------

                                   PRINCIPAL
                                    AMOUNT
                                  -----------
SHORT-TERM INVESTMENTS (9.3%)

COMMERCIAL PAPER (8.5%)
American Express Credit Corp.
 6.50%, due 1/17/01.............  $ 8,000,000         7,976,843
 6.56%, due 1/08/01.............   10,000,000         9,987,184
General Electric Capital Corp.
 6.50%, due 1/24/01.............    8,000,000         7,966,711
 6.54%, due 1/12/01.............   10,000,000         9,979,940
Goldman Sachs Group, Inc. (The)
 6.55%, due 1/09/01.............   11,330,000        11,313,496
 6.55%, due 1/10/01.............    9,460,000         9,444,461
Morgan Stanley Dean Witter & Co.
 6.65%, due 1/04/01.............    9,680,000         9,674,631
UBS Finance Delaware LLC
 6.50%, due 1/02/01.............   13,425,000        13,422,575
                                                   ------------
Total Commercial Paper
 (Cost $79,765,841).............                     79,765,841
                                                   ------------
                                    SHARES            VALUE
                                  -----------------------------
INVESTMENT COMPANY (0.8%)
Merrill Lynch Premier
 Institutional Fund.............    7,178,226      $  7,178,226
                                                   ------------
Total Investment Company
 (Cost $7,178,226)..............                      7,178,226
                                                   ------------
Total Short-Term Investments
 (Cost $86,944,067).............                     86,944,067
                                                   ------------
Total Investments
 (Cost $842,381,948) (b)........        101.1%      943,249,405(c)
Liabilities in Excess of Cash,
 and Other Assets...............         (1.1)      (10,361,435)
                                         ----         ---------
Net Assets......................        100.0%      932,887,970
                                  ===========      ============

-------
(a) Non-income producing security.
(b) The cost for federal income tax purposes is $847,714,836.
(c) At December 31, 2000, net unrealized appreciation was $95,534,569 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $135,698,167 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $40,163,598.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2000

ASSETS:
Investment in securities, at value (identified cost
  $842,381,948).............................................       $943,249,405
Cash........................................................             26,407
Receivables:
  Dividends.................................................          1,203,466
  Fund shares sold..........................................            663,439
                                                                   ------------
        Total assets........................................        945,142,717
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          5,637,869
  Fund shares redeemed......................................          4,853,822
  NYLIFE Distributors.......................................            697,064
  MainStay Management.......................................            469,091
  Transfer agent............................................            435,191
  Custodian.................................................              8,792
  Trustees..................................................              7,381
Accrued expenses............................................            145,537
                                                                   ------------
        Total liabilities...................................         12,254,747
                                                                   ------------
Net assets..................................................       $932,887,970
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     59,161
  Class B...................................................            428,367
  Class C...................................................                405
Additional paid-in capital..................................        839,494,684
Accumulated distributions in excess of net realized gain on
  investments...............................................         (7,962,104)
Net unrealized appreciation on investments..................        100,867,457
                                                                   ------------
Net assets..................................................       $932,887,970
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $113,111,312
                                                                   ============
Shares of beneficial interest outstanding...................          5,916,118
                                                                   ============
Net asset value per share outstanding.......................       $      19.12
Maximum sales charge (5.50% of offering price)..............               1.11
                                                                   ------------
Maximum offering price per share outstanding................       $      20.23
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $819,002,751
                                                                   ============
Shares of beneficial interest outstanding...................         42,836,736
                                                                   ============
Net asset value and offering price per share outstanding....       $      19.12
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $    773,907
                                                                   ============
Shares of beneficial interest outstanding...................             40,481
                                                                   ============
Net asset value and offering price per share outstanding....       $      19.12
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Dividends.................................................  $ 15,985,643
  Interest..................................................     1,888,116
                                                              ------------
    Total income............................................    17,873,759
                                                              ------------
Expenses:
  Distribution--Class B.....................................     6,184,247
  Distribution--Class C.....................................         4,590
  Management................................................     5,516,626
  Transfer agent............................................     2,688,992
  Service--Class A..........................................       250,367
  Service--Class B..........................................     2,061,416
  Service--Class C..........................................         1,530
  Shareholder communication.................................       193,557
  Recordkeeping.............................................       119,198
  Custodian.................................................        93,570
  Professional..............................................        85,643
  Registration..............................................        36,523
  Trustees..................................................        24,306
  Miscellaneous.............................................        46,874
                                                              ------------
    Total expenses..........................................    17,307,439
                                                              ------------
Net investment income.......................................       566,320
                                                              ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY FORWARD CONTRACT TRANSACTIONS:
Net realized gain from:
  Security transactions.....................................    42,827,756
  Foreign currency forward contract transactions............       762,197
                                                              ------------
Net realized gain on investments and foreign currency
  forward contract transactions.............................    43,589,953
                                                              ------------
Net change in unrealized appreciation/depreciation on
  investments:
  Security transactions.....................................    36,991,243
  Foreign currency forward contracts........................       160,302
                                                              ------------
Net unrealized gain on investments and foreign currency
  forward contracts.........................................    37,151,545
                                                              ------------
Net realized and unrealized gain on investments and foreign
  currency forward contracts................................    80,741,498
                                                              ------------
Net increase in net assets resulting from operations........  $ 81,307,818
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Year ended       Year ended
                                                               December 31,     December 31,
                                                                   2000             1999
                                                              --------------   --------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $      566,320   $      226,461
  Net realized gain on investments and foreign currency
    forward contracts.......................................      43,589,953        4,611,907
  Net change in unrealized appreciation/depreciation on
    investments and foreign currency forward contracts......      37,151,545       83,690,086
                                                              --------------   --------------
  Net increase in net assets resulting from operations......      81,307,818       88,528,454
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................        (838,235)         (17,096)
    Class B.................................................        (490,134)         (26,773)
    Class C.................................................            (441)              (2)
  From net realized gain on investments:
    Class A.................................................      (4,467,580)      (1,060,369)
    Class B.................................................     (32,824,240)     (10,508,898)
    Class C.................................................         (27,349)          (6,553)
  In excess of net realized gain on investments:
    Class A.................................................        (622,391)        (757,755)
    Class B.................................................      (4,573,558)      (7,509,817)
    Class C.................................................          (3,640)          (4,683)
  Return of capital:
    Class A.................................................        (622,360)        (424,649)
    Class B.................................................        (363,907)        (665,047)
    Class C.................................................            (327)             (62)
                                                              --------------   --------------
      Total dividends and distributions to shareholders.....     (44,834,162)     (20,981,704)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      93,765,367      115,026,854
    Class B.................................................      58,434,822      123,084,616
    Class C.................................................         430,044          815,133
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................       6,293,077        2,173,729
    Class B.................................................      37,322,062       18,287,568
    Class C.................................................          29,566           10,103
                                                              --------------   --------------
                                                                 196,274,938      259,398,003
  Cost of shares redeemed:
    Class A.................................................    (107,716,750)    (122,384,486)
    Class B.................................................    (322,230,104)    (363,451,080)
    Class C.................................................        (347,822)        (234,302)
                                                              --------------   --------------
      Decrease in net assets derived from capital share
       transactions.........................................    (234,019,738)    (226,671,865)
                                                              --------------   --------------
      Net decrease in net assets............................    (197,546,082)    (159,125,115)
NET ASSETS:
Beginning of year...........................................   1,130,434,052    1,289,559,167
                                                              --------------   --------------
End of year.................................................  $  932,887,970   $1,130,434,052
                                                              ==============   ==============
Accumulated net investment income at end of year............  $           --   $          381
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                        -----------------------------------------------------------------
                                                                             Year ended December 31,
                                                        -----------------------------------------------------------------
                                                           2000           1999          1998          1997         1996
                                                        ----------      --------      --------      --------      -------
Net asset value at beginning of period............       $  18.18       $  17.16      $  21.76      $  20.34      $ 18.25
                                                         --------       --------      --------      --------      -------
Net investment income (loss)......................           0.15           0.12          0.23          0.27         0.30
Net realized and unrealized gain (loss) on
  investments.....................................           1.96           1.29         (1.92)         4.10         3.66
                                                         --------       --------      --------      --------      -------
Total from investment operations..................           2.11           1.41         (1.69)         4.37         3.96
                                                         --------       --------      --------      --------      -------
Less dividends and distributions:
  From net investment income......................          (0.15)         (0.00)(b)     (0.23)        (0.27)       (0.30)
  From net realized gain on investments...........          (0.80)         (0.19)        (2.68)        (2.68)       (1.57)
  In excess of net realized gain on investments...          (0.11)         (0.13)           --            --           --
  Return of capital...............................          (0.11)         (0.07)           --            --           --
                                                         --------       --------      --------      --------      -------
Total dividends and distributions.................          (1.17)         (0.39)        (2.91)        (2.95)       (1.87)
                                                         --------       --------      --------      --------      -------
Net asset value at end of period..................       $  19.12       $  18.18      $  17.16      $  21.76      $ 20.34
                                                         ========       ========      ========      ========      =======
Total investment return (a).......................          11.89%          8.33%        (7.41%)       21.88%       21.84%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss)..................           0.73%          0.70%         1.03%         1.22%         1.6%
    Expenses......................................           1.20%          1.13%         1.09%         1.11%         1.1%
Portfolio turnover rate...........................             92%            61%           83%           61%          47%
Net assets at end of period (in 000's)............       $113,111       $117,036      $114,925      $124,011      $73,259

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                              Class B                                                Class C
    ------------------------------------------------------------   --------------------------------------------
                                                                                                 September 1,*
                      Year ended December 31,                       Year ended     Year ended       through
    ------------------------------------------------------------   December 31,   December 31,    December 31,
      2000        1999         1998         1997         1996          2000           1999            1998
    --------   ----------   ----------   ----------   ----------   ------------   ------------   --------------
    $  18.09   $    17.15   $    21.74   $    20.32   $    18.25      $18.09         $17.15          $18.16
    --------   ----------   ----------   ----------   ----------      ------         ------          ------
        0.01        (0.01)        0.06         0.15         0.20        0.01          (0.01)           0.03
        1.95         1.28        (1.91)        4.10         3.64        1.95           1.28            1.67
    --------   ----------   ----------   ----------   ----------      ------         ------          ------
        1.96         1.27        (1.85)        4.25         3.84        1.96           1.27            1.70
    --------   ----------   ----------   ----------   ----------      ------         ------          ------
       (0.01)       (0.00)(b)    (0.06)       (0.15)       (0.20)      (0.01)         (0.00)(b)       (0.03)
       (0.80)       (0.19)       (2.68)       (2.68)       (1.57)      (0.80)         (0.19)          (2.68)
       (0.11)       (0.13)          --           --           --       (0.11)         (0.13)             --
       (0.01)       (0.01)          --           --           --       (0.01)         (0.01)             --
    --------   ----------   ----------   ----------   ----------      ------         ------          ------
       (0.93)       (0.33)       (2.74)       (2.83)       (1.77)      (0.93)         (0.33)          (2.71)
    --------   ----------   ----------   ----------   ----------      ------         ------          ------
    $  19.12   $    18.09   $    17.15   $    21.74   $    20.32      $19.12         $18.09          $17.15
    ========   ==========   ==========   ==========   ==========      ======         ======          ======
       11.05%        7.51%       (8.09%)      21.29%       21.11%      11.05%          7.51%           9.88%

       (0.02%)      (0.05%)       0.28%        0.70%         1.1%      (0.02%)        (0.05%)          0.28%+
        1.95%        1.88%        1.84%        1.63%         1.6%       1.95%          1.88%           1.84%+
          92%          61%          83%          61%          47%         92%            61%             83%
    $819,003   $1,012,767   $1,174,554   $1,399,589   $1,019,307      $  774         $  631          $   80

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Value Fund


NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Value Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers

Notes to Financial Statements


NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if the original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the foreign currency forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

At December 31, 2000, there were no open foreign currency forward contracts.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

MainStay Value Fund


Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Permanent book-tax differences of $1,748,703, $762,197 and $987,659 are decreases to accumulated distributions in excess of net investment income, accumulated net realized gain on foreign currency forward contracts and additional paid-in capital, respectively. In addition, accumulated distributions in excess of net realized gain on investments has been decreased by $1,153. These book-tax differences are due primarily to a return of capital distribution and the tax treatment of foreign currency losses.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), served as the Fund's manager pursuant to a management agreement and provided offices and conducted clerical, recordkeeping and bookkeeping services, and kept most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life.

Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the year ended December 31, 2000 the Manager earned $5,516,626.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.36% of the Fund's average daily net assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate of MainStay Management LLC and under the common control of New York Life, was substituted in place of MainStay Management LLC as the Fund's investment adviser. Under the Substitution Agreement among MainStay Management LLC, NYLIM and the Fund, NYLIM has assumed all of the interests, rights and responsibilities of MainStay Management LLC under the Management and Sub-Advisory Agreements to which it is a party. The terms and conditions of these agreements, including management fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Fund and the investment process used by NYLIM is identical to that which was used by MainStay Management LLC.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

MainStay Value Fund


SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $3,853 for the year ended December 31, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $7,401, $1,210,643 and $466, respectively, for the year ended December 31, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2000 amounted to $2,688,992.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $12,425 for the year ended December 31, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $119,198 for the year ended December 31, 2000.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes $2,629,216 of qualifying capital losses that arose during the year after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2000, purchases and sales of securities, other than short-term securities, were $818,984 and $1,151,515, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                     YEAR ENDED                     YEAR ENDED
                                                  DECEMBER 31, 2000             DECEMBER 31, 1999
                                             ---------------------------   ----------------------------
                                             CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                             -------   -------   -------   -------   -------   --------
Shares sold................................   5,116      3,297      24      6,437      6,641      43
Shares issued in reinvestment of dividends
  and distributions........................     342      2,023       1        124      1,058      --
                                             ------    -------     ---     ------    -------     ---
                                              5,458      5,320      25      6,561      7,699      43
Shares redeemed............................  (5,980)   (18,474)    (20)    (6,821)   (20,185)    (13)
                                             ------    -------     ---     ------    -------     ---
Net increase (decrease)....................    (522)   (13,154)      5       (260)   (12,486)     30
                                             ======    =======     ===     ======    =======     ===

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of The MainStay Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Value Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC()
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Contact your investment professional for a free prospectus containing more information, including advisory fees, risks, other expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of December 31, 2000.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
YNot FDIC insured. Y No bank guarantee. Y May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSV11-02/01

[RECYCLE.LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Value Fund

    ANNUAL REPORT

    DECEMBER 31, 2000

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Strategic Income
                                                              Fund versus Lehman Brothers Aggregate Bond
                                                              Index, a Three-Index Composite, and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings                     11
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            21
                                                              Notes to Financial Statements                   26
                                                              Report of Independent Accountants               37
                                                              The MainStay(R) Funds                           38

President's Letter

The year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations of technology stocks had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Throughout 2000, the strength of the U.S. dollar versus other currencies made international investing challenging for U.S. investors. A fourth-quarter rally in the euro could signal a turnaround, but only time will tell.

Despite this volatility, MainStay(R) shareholders enjoyed the confidence of knowing that throughout the year, their Funds were consistently managed with well-defined investment disciplines. Seeking to avoid any hint of style drift, each of our portfolio managers rigorously adhered to an investment process that doesn't change, even when the markets shift. MainStay shareholders knew they could depend on our unwavering commitment to integrity and service--in our Fund management, accounting, reporting, and shareholder communications.

This annual report details the events that affected your MainStay investment during the 12 months ended December 31, 2000. The portfolio manager commentary gives you an inside look at the market forces and management decisions that affected your Fund's strategic direction and investment results. If you have questions, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2001

$10,000 Invested in MainStay Strategic
Income Fund versus Lehman Brothers
Aggregate Bond Index, a Three-Index
Composite, and Inflation

CLASS A SHARES Total Returns: 1 Year -6.00%, Since Inception 1.98%

[LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                         MAINSTAY STRATEGIC       AGGREGATE BOND                                 THREE-INDEX
YEAR-END                                    INCOME FUND               INDEX*           INFLATION (CPI)++          COMPOSITE+
--------                                 ------------------      ---------------       -----------------         -----------
2/28/97                                       $ 9550                 $10000                 $10000                 $10000
12/97                                          10183                  10907                  10131                  10656
12/98                                          10709                  11854                  10294                  11619
12/99                                          10955                  11756                  10569                  11525
12/00                                          10784                  13123                  10920                  11700

CLASS B SHARES Class B Total Returns: 1 Year -7.17%, Since Inception 1.97%

                                                                 LEHMAN BROTHERS
                                         MAINSTAY STRATEGIC       AGGREGATE BOND                                 THREE-INDEX
YEAR-END                                    INCOME FUND               INDEX*           INFLATION (CPI)++          COMPOSITE+
--------                                 ------------------      ---------------       -----------------         -----------
2/28/97                                       $10000                 $10000                 $10000                 $10000
12/97                                          10602                  10907                  10131                  10656
12/98                                          11062                  11854                  10294                  11619
12/99                                          11233                  11756                  10569                  11525
12/00                                          10777                  13123                  10920                  11700

CLASS C SHARES Class C Total Returns: 1 Year -3.26%, Since Inception 2.46%

                                                                 LEHMAN BROTHERS
                                         MAINSTAY STRATEGIC       AGGREGATE BOND                                 THREE-INDEX
YEAR-END                                    INCOME FUND               INDEX*           INFLATION (CPI)++          COMPOSITE+
--------                                    ---------------      ---------------       -----------------         -----------
2/28/97                                       $10000                 $10000                 $10000                 $10000
12/97                                          10602                  10907                  10131                  10656
12/98                                          11062                  11854                  10294                  11619
12/99                                          11233                  11756                  10569                  11525
12/00                                          10977                  13123                  10920                  11700


The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within six years of purchase. In the chart, Class B share performance reflects the CDSC of 2% that would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 2/28/97 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Lehman Brothers Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service, in that order. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Index is comprised of the Lehman Brothers Government/Corporate, the Mortgage-Backed Securities, and the Asset-Backed Securities Indices. You cannot invest directly in an index.

+ The Three-Index Composite assumes equal investments, with all interest and capital gains reinvested, in the Lehman Brothers Aggregate Bond Index, the First Boston High Yield Index, and the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. The indices represent the U.S. government and domestic investment-grade sector, the U.S. high-yield sector, and the international-bond sector, respectively. Total returns assume reinvestment of all income and capital gains. All indices are unmanaged. You cannot invest directly in an index.

++ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

In 2000, the U.S. government bond market was influenced by a number of fundamental and technical factors. The U.S. economy entered the year on a very strong note, causing the Federal Reserve to raise the targeted federal funds rate in February, March, and May--for a total of 100 basis points. By the middle of the third quarter, however, it became apparent that the U.S. economy was decelerating rapidly and the Fed started to take a more accommodative approach.

The meltdown among technology stocks had a positive impact on the government bond sector, as it reminded investors of the diversification benefits of owning high-quality paper. The government's decision to repurchase over $200 billion of long-term Treasury debt in 2000 also had a positive impact on the Treasury market. During the year, questions arose about government support for bonds issued by Fannie Mae and Freddie Mac. When these agencies volunteered to make their disclosure more transparent, however, the market responded favorably, and their bonds performed well in the fourth quarter of 2000.

As the year progressed, the stock market became increasingly defensive and value stocks and convertible bonds with attractive risk/reward profiles were strong. With capital costs rising in the first half of the year and many companies reporting disappointing earnings in the second half, the high-yield bond market faced a challenging period in 2000. Defaults in the high-yield market rose to 6% during the year, and returns for the high-yield market as a whole were negative. The defensive health care sector provided strong results, and in a general flight-to-quality, the market tended to prefer higher-rated high-yield credits over lower-rated issues.

International bond markets were generally weak, with Japanese bonds underperforming most other major bond markets. The strength of the U.S. dollar had a generally negative impact on returns for U.S. investors.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, MainStay Strategic Income Fund returned -1.57% for Class A shares and -2.28% for Class B and C shares, excluding all sales charges. All share classes underperformed the 0.01% return of the average Lipper(1) multisector income fund for the same period. All share classes also underperformed the 1.51% return of its Three-Index Composite(2) benchmark during the year.

At year-end 1999, the Fund held 29% of total assets in domestic high-grade debt, 27% in international bonds, and 44% in high-yield bonds. By year-end 2000, these allocations had changed to 38% in domestic high-grade debt, 20% in international bonds, and 42% in high-yield securities.

-------
(1) See footnote and table on page 11 for more information about Lipper Inc.
(2) See footnote on page 4 for more information about the Three-Index Composite.

YEAR-BY-YEAR PERFORMANCE

[BAR CHART]

YEAR-END                                                  TOTAL RETURN %
--------                                                  --------------
12/97                                                           6.62%  Class A
12/98                                                           5.17   Class A
12/99                                                           2.30   Class A
12/00                                                          -1.57   Class A
12/97                                                           6.02   Class B and Class C
12/98                                                           4.35   Class B and Class C
12/99                                                           1.54   Class B and Class C
12/00                                                          -2.28   Class B and Class C

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 11 for more information on performance.

HIGH-GRADE DOMESTIC BONDS

In early spring 2000, we shortened duration in the domestic high-grade portion of the Fund's portfolio, anticipating a Treasury sell-off in reaction to the Federal Reserve's monetary tightening. With inflationary expectations rising due to the tight labor market and the novelty of the Treasury buyback program waning, our expectations were rewarded as Treasuries sold off. Following the Fed's last rate hike in May, we positioned the high-grade bond portion of the Fund with a neutral duration, believing that the Federal Reserve would take a wait-and-see attitude. During the summer, we returned our focus for this portion of the Fund to the Treasury buyback program and bought long zero-coupon Treasury bonds and callable Treasury bonds. The callable Treasuries had a positive impact on Fund performance, while the zero-coupon bonds underperformed bonds that paid interest in cash.

Believing that the Federal Reserve's rate hikes through May were likely to slow economic growth, we elected to increase the Fund's duration and position the portfolio for a steeper yield curve in which short-term rates would move lower than long-term rates. Both moves had a positive impact on the Fund's performance.

For most of the year, we positioned the Fund with a defensive posture vis-a-vis federal agency debt. Housing-related government sponsored enterprises (GSEs) Fannie Mae and Freddie Mac had increased issuance, hoping to fill the void created by a shrinking supply of Treasury securities. The market had difficulty absorbing this new supply and the yield spread between GSE debt and comparable U.S. government bonds widened. Around the same period, Congress began to question the wisdom of allowing GSEs a quasi-government status, which had a negative impact on the market for agency securities. As the political waters calmed in September, we gradually moved back into this sector, and the high-grade bond portion of the Fund's portfolio benefited as agency paper posted strong returns in the fourth quarter.

The risk of the U.S. altering its support for GSEs spilled over into the mortgage market and adversely affected mortgage-backed bonds issued by Fannie Mae and Freddie Mac. For most of the year, the bond portion of the Fund's portfolio was overweighted in Ginnie Mae securities, which outperformed for much of the year, largely because the bonds carry an explicit U.S. government guarantee. When the risks associated with conventional mortgages abated in the fourth quarter of 2000, however, mortgage-backed bonds from Fannie Mae and Freddie Mac were viewed as offering better value.

With Treasury yields declining in the fourth quarter, 30-year mortgage rates dropped nearly 80 basis points over the last four months of the year, increasing prepayment risk. To manage this risk, we have emphasized securities with better call protection, such as discount mortgage-backed bonds, 15-year mortgage bonds, and seasoned issues that have withstood prior refinancing waves. We also maintain a small position in high-quality commercial mortgage-backed securities, which offer better prepayment protection than residential mortgage-backed bonds.

The year 2000 was difficult for corporate bonds, with several forces converging to widen yield spreads between corporate bonds and comparable Treasuries to unprecedented levels. The high-grade bond portion of the Fund entered the year 2000 overweighted in corporate securities, but moved to an underweighted position during the first quarter. After we saw lower-quality credits Conseco and Delta Airlines weaken early in the year, we shifted to higher-quality credits, which proved beneficial for the remainder of 2000. From the second quarter onward, we stressed sector selection over individual issues and targeted high-quality liquid bonds considered to be industry benchmarks. Profitable examples included solid gains from May Department Stores and Deutsche Telekom bonds during the summer months. Recognizing the potential for financial bonds in a strong economy, the bond portion of the Fund benefited from an overweighted position in the brokerage sector. With rising oil prices, the Fund also benefited from several energy-related issues.

INTERNATIONAL BONDS

The international bond portion of the Fund's portfolio saw disappointing results from Japanese bonds. Although this portion of the Fund's portfolio was underweighted in Japan relative to its benchmark, the combination of weak bond performance and an even weaker currency caused the Fund's Japanese investments to detract significantly from performance.

-------
(3) According to Standard & Poor's, debt currently rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligations. When applied to Fund investments, these ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

European bonds were generally stronger, as the European Central Bank debated the advisability of moving to raise rates over the course of the year. Although European bonds rallied in the second half of 2000, weakness in the euro-- combined with significant currency exposure--took a toll on the Fund's European-bond performance. Although the euro rallied at year-end, it was not enough to help the Fund's international investments provide positive returns. At year-end, the international portion of the Fund's portfolio began seeking ways to reduce currency risk and generate more current income for shareholders. This strategy may be valuable in international bond markets that we believe have promising potential, but remain volatile and uncertain.

HIGH-YIELD SECURITIES

The high-yield portion of the Fund's portfolio provided negative returns in 2000, but showed strong results in its health care and gaming holdings. Being underweighted in telecom and metals and mining helped the performance of the high-yield portion of the Fund's portfolio, as these sectors were the year's worst performers. The high-yield portion of the portfolio suffered from an overweighted position in single-B credits, which underperformed when a general flight-to-quality caused BB bonds to outperform.(3)

Among the Fund's strongest high-yield performers were British media company IPC Magazines, oil-services provider R&B Falcon, hospital operator HCA, and an office-property real estate investment trust known as Crescent Real Estate Equities. The Fund's long-standing position in Cirrus Logic, a specialty chip maker, paid off when the Fund's convertible bonds rose following the company's turnaround.

Weak performers included ICG Communications, which filed for Chapter 11 shortly after receiving an equity infusion, and the Fund's international cable holdings, which traded lower on capital concerns similar to those in the telecommunications sector.

During the year, the Fund added to its utility weighting with CMS Energy, Western Resources, and PSEG Energy Holdings. As health care advanced, we added to positions in Magellan Health, Unilab, and Apria Healthcare. The Fund also purchased securities of Charter Communications and Cablevision SA in the cable sector. Although telecommunications exposure was reduced during the year, we increased the Fund's weighting in Nextel Communications and Nextel International. In the gaming sector, we increased exposure by purchasing securities of Venetian Casinos and Mandalay Bay for the Fund.

Other recent additions included distressed debt or "fallen angels," such as insurer Conseco and packaging company Crown Cork & Seal, which we believe have positive potential. Higher-rated Royal Caribbean Cruise Lines and British Sky Broadcasting were purchased following ratings downgrades.

The Fund reduced its technology and telecommunications exposure by selling Metromedia Fiber, Versatel, Tele-One, ICG Communications, ASAT, and Cirrus Logic. As earnings declined, we reduced the Fund's exposure to Advantica Restaurants, which owns and operates the Denny's chain.

LOOKING AHEAD

We believe that the Federal Reserve is likely to lower interest rates during the first half of 2001, and that the outlook for bonds is generally strong. If the U.S. economy comes in for a soft landing and the yield curve steepens, the high-yield portion of the Fund's portfolio may be poised to benefit from an overweighted position in lower-rated bonds. We maintain a somewhat defensive sector positioning in the high-yield portion of the portfolio and believe that a continuing Treasury buyback program may strengthen results in the high-grade portion of the Fund's portfolio. Lower interest rates may increase repayment risk in the mortgage market, but may strengthen the outlook for high-grade corporate issuers.

If the Federal Reserve's easing bias carries over into international markets, we may see a turnaround in international bonds in 2001. We believe that recent strengthening in the euro may suggest that improvements we have long anticipated in that currency could be more likely to develop in the months ahead. If economies begin to slow around the globe, we believe many investors may seek refuge in high-quality bonds, which may be good for the Fund's international bond holdings.

Whatever the markets or the economy may bring, the Fund will continue to seek to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

Joseph Portera
Portfolio Manager
MacKay Shields LLC

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

   NONTAXABLE DISTRIBUTION

   The MainStay Strategic Income Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During the year ended December 31, 2000, dividends paid by the Fund slightly exceeded the net income earned. As a result, a portion of the dividends paid in 2000 have been reclassified as a return of capital as shown in the table below. The return of capital to shareholders had no material impact on the Fund's performance or net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected.

                              RETURN OF CAPITAL AS PERCENT OF
     SHARE CLASS               TOTAL DIVIDENDS PAID IN 2000
    --------------            -------------------------------
    Class A shares                        19.81%
    Class B shares                        19.81%
    Class C shares                        19.81%

   Whenever a Fund returns capital to you, the costs basis of your Fund holdings is reduced by the amount of the nontaxable distribution. Accurate cost-basis accounting is important in determining any capital gains or losses when shares are eventually sold. You should consult with your tax advisor for additional information on determining the cost basis of your mutual fund shares. This material is provided for informational purposes only. Shareholders should refer to their 2000 Form 1099-DIV for the total amount of their distributions that are taxable and nontaxable.

Returns and Lipper Rankings as of 12/31/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                         SINCE INCEPTION
                                   1 YEAR               THROUGH 12/31/00
    Class A                              -1.57%                     3.21%
    Class B                              -2.28%                     2.46%
    Class C                              -2.28%                     2.46%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                         SINCE INCEPTION
                                   1 YEAR               THROUGH 12/31/00
    Class A                              -6.00%                     1.98%
    Class B                              -7.17%                     1.97%
    Class C                              -3.26%                     2.46%

   FUND LIPPER +  RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/00

                                            SINCE INCEPTION
                          1 YEAR           THROUGH 12/31/00
    Class A         85 out of 116 funds   29 out of  73 funds
    Class B         92 out of 116 funds   44 out of  73 funds
    Class C         92 out of 116 funds   73 out of 100 funds
    Average Lipper
    multisector
    income fund                   0.01%                 2.77%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
12/31/00

             NAV (12/31/00)   INCOME    CAPITAL GAINS
    Class A      $8.37        $0.6925      $0.0000
    Class B      $8.36        $0.6278      $0.0000
    Class C      $8.36        $0.6278      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (2/28/97) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/00. Class A and Class B shares were first offered to the public on 2/28/97, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 2/28/97 through 12/31/00.

The preceding pages have not been audited.

MainStay Strategic Income Fund

                                       PRINCIPAL
                                         AMOUNT         VALUE
----------------------------------------------------------------
LONG-TERM BONDS (90.9%)+
ASSET-BACKED SECURITIES (3.7%)

AIRLINES (0.2%)
America West Airlines, Inc.
 Pass-Through Certificates
 Series C
 6.86%, due 1/2/06..................  $    121,376   $   120,185
                                                     -----------

AIRPLANE LEASES (0.1%)
AerCo Ltd.
 Series 2A Class A3
 7.08%, due 6/15/02 (c)(d)..........       100,000       100,020
                                                     -----------

AUTO LEASES (1.3%)
AmSouth Auto Trust
 Series 2000-1 Class A3
 6.67%, due 7/15/04.................       700,000       708,155
Premier Auto Trust
 Series 1999-1 Class A3
 5.69%, due 11/8/02.................       206,700       206,198
                                                     -----------
                                                         914,353
                                                     -----------
AUTOMOBILES (0.3%)
DaimlerChrysler Auto Trust
 Series 2000-B Class A3
 7.53%, due 5/10/04.................       215,000       220,441
                                                     -----------

CONSUMER SERVICES (0.3%)
Arran One Ltd.
 Series 2000-A Class B
 6.92%, due 3/15/03 (d)(e)..........       175,000       174,825
                                                     -----------

ELECTRIC POWER COMPANIES (0.7%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17..................       470,000       478,056
                                                     -----------

ENTERTAINMENT (0.1%)
United Artists Theatre Co.
 Pass-Through Certificates
 Series 95-A
 9.30%, due 7/1/15..................       104,707        76,564
                                                     -----------
EQUIPMENT LOANS (0.1%)
Newcourt Equipment Trust Securities
 Series 1998-1 Class A3
 5.24%, due 2/20/02.................        33,610        33,460
                                                     -----------

---------
 +  Percentages indicated are based on Fund net assets.

                                       PRINCIPAL
                                         AMOUNT         VALUE
----------------------------------------------------------------
INDEPENDENT POWER PRODUCERS (0.4%)
Tiverton Power Associates Ltd. &
 Rumford Power Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c).............  $    260,000   $   261,576
                                                     -----------

LEISURE TIME (0.2%)
Harley-Davidson Eaglemark
 Motorcycle Trust
 Series 1999-1 Class A2
 5.52%, due 2/15/05.................       160,000       158,841
                                                     -----------
Total Asset-Backed Securities
 (Cost $2,514,302)..................                   2,538,321
                                                     -----------

CONVERTIBLE BONDS (1.9%)

CABLE TV (0.4%)
Telewest Finance (Jersey) Ltd.
 6.00%, due 7/7/05 (c)..............       440,000       291,449
                                                     -----------

GOLD & PRECIOUS METALS MINING (0.7%)
Agnico-Eagle Mines Ltd.
 3.50%, due 1/27/04 (f).............       350,000       238,875
Battle Mountain Gold Co.
 6.00%, due 1/4/05 (e)..............       285,000       235,125
                                                     -----------
                                                         474,000
                                                     -----------

INTERNET SOFTWARE & SERVICES (0.4%)
At Home Corp.
 4.75%, due 12/15/06................       325,000       166,156
Digital Island, Inc.
 6.00%, due 2/15/05.................       285,000        63,412
Internet Capital Group, Inc.
 5.50%, due 12/21/04................       285,000        66,975
                                                     -----------
                                                         296,543
                                                     -----------

TELECOMMUNICATIONS (0.4%)
Efficient Networks, Inc.
 5.00%, due 3/15/05.................       190,000        96,663
Premiere Technologies, Inc.
 5.75%, due 7/1/04..................       380,000       193,325
                                                     -----------
                                                         289,988
                                                     -----------
Total Convertible Bonds
 (Cost $1,709,979)..................                   1,351,980
                                                     -----------

CORPORATE BONDS (35.0%)

AIRLINES (0.3%)
Valujet, Inc.
 10.25%, due 4/15/01................       190,000       186,200
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2000

                                       PRINCIPAL
                                         AMOUNT         VALUE
----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

ALUMINUM (0.4%)
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06................  $    180,000   $   163,800
Ormet Corp.
 11.00%, due 8/15/08 (c)............       190,000       146,300
                                                     -----------
                                                         310,100
                                                     -----------
BANKS (2.1%)
B.F. Saul Real Estate
 Investment Trust
 Series B
 9.75%, due 4/1/08..................       380,000       321,100
U.S. Bancorp
 7.50%, due 6/1/26..................     1,000,000     1,036,990
Wells Fargo & Co.
 7.20%, due 5/1/03..................       120,000       122,783
                                                     -----------
                                                       1,480,873
                                                     -----------
BEVERAGES--ALCOHOLIC (0.1%)
Anheuser-Busch Companies, Inc.
 6.80%, due 1/15/31.................        85,000        84,943
                                                     -----------

BROADCAST/MEDIA (1.4%)
Big City Radio, Inc.
 (zero coupon), due 3/15/05
 11.25%, beginning 3/15/01..........       210,000        73,500
CD Radio, Inc.
 14.50%, due 5/15/09................       490,000       333,200
Radio Unica Corp.
 (zero coupon), due 8/1/06
 11.75%, beginning 8/1/02...........       140,000        88,200
Time Warner Entertainment Co.
 10.15%, due 5/1/12.................       335,000       413,182
Young America Corp.
 Series B
 11.625%, due 2/15/06...............       260,000        91,325
                                                     -----------
                                                         999,407
                                                     -----------
CABLE TV (1.7%)
Adelphia Communications Corp.
 9.375%, due 11/15/09...............        95,000        83,600
 Series B
 9.875%, due 3/1/07.................        90,000        83,925
Charter Communications Holdings,
 L.L.C.
 8.625%, due 4/1/09.................       405,000       367,538
UIH Australia/Pacific, Inc.
 Series B
 (zero coupon), due 5/15/06
 14.00%, beginning 5/15/01..........       730,000       496,400
United International Holdings, Inc.
 Series B
 (zero coupon), due 2/15/08
 10.75%, beginning 2/15/03..........       395,000       161,950
                                                     -----------
                                                       1,193,413
                                                     -----------

                                       PRINCIPAL
                                         AMOUNT         VALUE
----------------------------------------------------------------
CHEMICALS (0.1%)
Agriculture Minerals & Chemicals,
 Inc.
 10.75%, due 9/30/03................  $    175,000   $   110,250
                                                     -----------

CHEMICALS--SPECIALTY (0.2%)
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09................       160,000        52,800
Sovereign Specialty Chemicals, Inc.
 11.875%, due 3/15/10...............       100,000        96,000
Terra Industries, Inc.
 Series B
 10.50%, due 6/15/05................        50,000        29,000
                                                     -----------
                                                         177,800
                                                     -----------
COMPUTER SYSTEMS (0.4%)
Unisys Corp.
 7.875%, due 4/1/08.................       285,000       264,338
                                                     -----------

CONSUMER FINANCE (0.5%)
General Motors Acceptance Corp.
 7.50%, due 7/15/05.................       340,000       349,506
                                                     -----------

CONTAINERS--METAL & GLASS (0.1%)
Crown Cork & Seal Co., Inc.
 8.00%, due 4/15/23.................       230,000        96,600
                                                     -----------

COSMETICS/PERSONAL CARE (0.4%)
Jafra Cosmetics International, Inc.
 11.75%, due 5/1/08.................       175,000       166,250
Revlon Consumer Products Corp.
 8.125%, due 2/1/06.................        95,000        68,875
 9.00%, due 11/1/06.................        95,000        69,825
                                                     -----------
                                                         304,950
                                                     -----------
ELECTRIC POWER COMPANIES (1.9%)
AES Corp. (The)
 8.75%, due 12/15/02................       300,000       301,125
CMS Energy Corp. &
 Atlantic Methanol Capital Co.
 Series A-1
 10.875%, due 12/15/04 (c)..........       500,000       500,000
Edison International
 6.875%, due 9/15/04................        60,000        49,893
Southern California Edison Co.
 7.20%, due 11/3/03.................        75,000        64,336
Western Resources, Inc.
 6.25%, due 8/15/03.................       230,000       216,113
 6.875%, due 8/1/04.................       210,000       199,963
                                                     -----------
                                                       1,331,430
                                                     -----------
ELECTRONICS--COMPONENTS (0.3%)
Knowles Electronics Holdings, Inc.
 13.125%, due 10/15/09..............       240,000       228,000
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                       PRINCIPAL
                                         AMOUNT         VALUE
----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

ENGINEERING & CONSTRUCTION (0.0%) (b)
Traffic Stream (BVI)
 Infrastructure Ltd.
 14.25%, due 5/1/06 (c)(g)..........  $    205,000   $    12,300
                                                     -----------

ENTERTAINMENT (0.4%)
Alliance Entertainment Corp.
 Series B
 11.25%, due 7/15/05 (g)(h).........       160,000            16
Hollywood Entertainment Corp.
 Series B
 10.625%, due 8/15/04...............       415,000       166,000
Marvel Enterprises, Inc.
 12.00%, due 6/15/09................       380,000       159,600
                                                     -----------
                                                         325,616
                                                     -----------
FINANCE (2.3%)
Associates Corporation of North
 America
 6.10%, due 1/15/05.................       170,000       168,137
General Electric Capital Corp.
 Series A
 6.875%, due 11/15/10...............       305,000       318,801
Ono Finance PLC
 14.00%, due 7/15/10 (c)............    E  245,000       181,724
Osprey Trust, Inc.
 6.375%, due 1/15/03 (c)............     1,000,000       948,286
                                                     -----------
                                                       1,616,948
                                                     -----------
FINANCIAL--MISCELLANEOUS (0.2%)
Pacific & Atlantic (Holdings) Inc.
 10.50%, due 12/31/07 (c)(i)........  $    335,987       151,194
                                                     -----------

FOREIGN GOVERNMENTS (1.2%)
United Mexican States
 Series A
 9.875%, due 2/1/10.................       745,000       800,897
                                                     -----------
HEALTH CARE--DRUGS (0.3%)
MedPartners, Inc.
 7.375%, due 10/1/06................       255,000       232,050
                                                     -----------
HEALTH CARE--HMOs (1.0%)
Apria Healthcare Group, Inc.
 9.50%, due 11/1/02.................       445,000       443,888
Team Health, Inc.
 Series B
 12.00%, due 3/15/09................       295,000       278,775
                                                     -----------
                                                         722,663
                                                     -----------

                                       PRINCIPAL
                                         AMOUNT         VALUE
----------------------------------------------------------------
HEALTH CARE--HOSPITAL MANAGEMENT (0.8%)
HCA--The Healthcare Co.
 7.50%, due 11/15/95................  $    455,000   $   377,223
Magellan Health Services, Inc.
 9.00%, due 2/15/08.................       290,000       203,000
                                                     -----------
                                                         580,223
                                                     -----------
HEALTH CARE--MEDICAL PRODUCTS (0.4%)
Alaris Medical, Inc.
 (zero coupon), due 8/1/08
 11.125%, beginning 8/1/03..........       385,000        31,281
Alaris Medical Systems, Inc.
 9.75%, due 12/1/06.................       315,000       126,000
DJ Orthopedics L.L.C.
 12.625%, due 6/15/09...............       160,000       148,800
                                                     -----------
                                                         306,081
                                                     -----------
HEALTH CARE--SERVICES (1.5%)
Medaphis Corp.
 Series B
 9.50%, due 2/15/05.................       845,000       633,750
Quest Diagnostics, Inc.
 10.75%, due 12/15/06...............       355,000       373,638
                                                     -----------
                                                       1,007,388
                                                     -----------
HOMEBUILDING (0.3%)
Amatek Industries Pty Ltd.
 14.50%, due 2/15/09 (e)(i).........       238,365       169,239
 14.50%, due 2/15/09 (c)(e)(i)......           103            74
                                                     -----------
                                                         169,313
                                                     -----------
HOSPITALS/NURSING HOMES/HEALTH CARE (0.8%)
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08................       250,000       100,000
Harborside Healthcare Corp.
 (zero coupon), due 8/1/08
 11.00%, beginning 8/1/03...........       560,000       109,200
Multicare Companies, Inc. (The)
 9.00%, due 8/1/07 (g)(h)...........       280,000        12,600
Unilab Corp.
 12.75%, due 10/1/09................       325,000       352,625
                                                     -----------
                                                         574,425
                                                     -----------
HOTEL/MOTEL (0.4%)
Florida Partners Holdings, Inc.
 9.875%, due 4/15/09................       275,000       253,000
                                                     -----------

INDUSTRIAL COMPONENTS (0.3%)
AES Drax Holdings Ltd.
 10.41%, due 12/31/20 (c)...........       180,000       192,211
Morris Materials Handling, Inc.
 9.50%, due 4/1/08 (g)(h)...........       260,000         7,800
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03...........       500,000         5,000
                                                     -----------
                                                         205,011
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                         AMOUNT         VALUE
----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

INSURANCE--LIFE & HEALTH (0.2%)
Conseco, Inc.
 8.75%, due 2/9/04..................  $    190,000   $   138,700
                                                     -----------

INTERNET SOFTWARE & SERVICES (0.4%)
Exodus Communications, Inc.
 11.25%, due 7/1/08.................       240,000       213,600
PSINet, Inc.
 11.50%, due 11/1/08................       215,000        58,050
                                                     -----------
                                                         271,650
                                                     -----------
LEISURE TIME (2.0%)
Bally Total Fitness Holding Corp.
 Series D
 9.875%, due 10/15/07...............       370,000       343,175
Las Vegas Sands, Inc. & Venetian
 Casino Resorts, L.L.C.
 12.25%, due 11/15/04...............       270,000       264,600
Mandalay Resort Group
 9.50%, due 8/1/08..................       470,000       465,300
President Casinos, Inc.
 12.00%, due 9/15/01 (c)(g)(j)......        47,000        37,600
 13.00%, due 9/15/01 (g)............        94,000        47,000
Station Casinos, Inc.
 9.875%, due 7/1/10.................       180,000       184,725
                                                     -----------
                                                       1,342,400
                                                     -----------
MANUFACTURING--DIVERSIFIED (0.3%)
Mark IV Industries, Inc.
 7.50%, due 9/1/07..................       260,000       204,677
                                                     -----------
MANUFACTURING--SPECIALIZED (0.1%)
Anvil Knitwear, Inc.
 Series B
 10.875%, due 3/15/07...............        85,000        72,250
                                                     -----------

NATURAL GAS DISTRIBUTORS & PIPELINES (0.3%)
Navigator Gas Transport PLC
 10.50%, due 6/30/07 (c)............       400,000       196,000
                                                     -----------

OIL--INTEGRATED DOMESTIC (0.2%)
DevX Energy, Inc.
 12.50%, due 7/1/08.................       166,000       118,068
                                                     -----------

OIL & GAS DRILLING (0.1%)
Grant Prideco, Inc.
 9.625%, due 12/1/07 (c)............        85,000        87,762
                                                     -----------

OIL & GAS--EXPLORATION & PRODUCTION (0.4%)
Energy Corp. of America
 Series A
 9.50%, due 5/15/07.................       125,000        99,063

                                       PRINCIPAL
                                         AMOUNT         VALUE
----------------------------------------------------------------
OIL & GAS--EXPLORATION & PRODUCTION (CONTINUED)
Petro Stopping Centers Holdings L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04...........  $    335,000   $   134,000
                                                     -----------
                                                         233,063
                                                     -----------
PAPER & FOREST PRODUCTS (0.3%)
Pope & Talbot, Inc.
 8.375%, due 6/1/13.................       185,000       175,750
                                                     -----------

PUBLISHING (0.4%)
General Media, Inc.
 10.625%, due 12/31/99..............        65,000        48,750
Ziff Davis Media, Inc.
 12.00%, due 7/15/10 (c)............       265,000       208,025
                                                     -----------
                                                         256,775
                                                     -----------
REAL ESTATE (0.8%)
Crescent Real Estate Equities L.P.
 7.50%, due 9/15/07.................       630,000       552,041
                                                     -----------

REAL ESTATE--INVESTMENT/MANAGEMENT (1.3%)
CB Richard Ellis Services, Inc.
 8.875%, due 6/1/06.................       200,000       178,000
Felcor Lodging L.P.
 9.50%, due 9/15/08.................       130,000       128,700
GS Escrow Corp.
 7.125%, due 8/1/05.................       200,000       187,930
Hospitality Properties Trust
 7.00%, due 3/1/08..................       225,000       210,297
LNR Property Corp.
 Series B
 9.375%, due 3/15/08................       230,000       207,000
                                                     -----------
                                                         911,927
                                                     -----------
RESTAURANTS (0.6%)
Advantica Restaurant Group, Inc.
 11.25%, due 1/15/08................       275,000       126,500
FRI-MRD Corp.
 15.00%, due 1/24/02 (c)(j).........       320,000       272,000
                                                     -----------
                                                         398,500
                                                     -----------
RETAIL--GENERAL MERCHANDISE (1.1%)
Wal-Mart Stores, Inc.
 6.875%, due 8/10/09................       700,000       731,500
                                                     -----------

SPECIALTY PRINTING (0.3%)
American Color Graphics, Inc.
 12.75%, due 8/1/05.................       230,000       211,600
                                                     -----------

TECHNOLOGY (0.0%) (b)
Electronic Retailing Systems
 International, Inc.
 8.00%, due 8/1/04 (j)(k)(l)........        15,669         1,175
 10.00%, due 8/1/01 (j)(k)(l).......        15,742         6,021
                                                     -----------
                                                           7,196
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                       PRINCIPAL
                                         AMOUNT         VALUE
----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

TELECOMMUNICATIONS (1.9%)
Colo.com
 13.875%, due 3/15/10 (c)(m)........  $        115   $    72,450
Global TeleSystems Group, Inc.
 11.00%, due 12/1/09................    E  325,000       129,685
HighwayMaster Communications, Inc.
 Series B
 13.75%, due 9/15/05................  $    525,000       199,500
IMPSAT Fiber Networks, Inc.
 13.75%, due 2/15/05................       350,000       231,000
Level 3 Communications, Inc.
 9.125%, due 5/1/08.................       190,000       153,425
Orion Network Systems, Inc.
 (zero coupon), due 1/15/07
 12.50%, beginning 1/15/02..........       580,000       150,800
PageMart Nationwide, Inc.
 15.00%, due 2/1/05.................       180,000       126,000
RCN Corp.
 10.00%, due 10/15/07...............       105,000        57,750
 10.125%, due 1/15/10...............        90,000        45,900
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07...............       180,000       149,400
                                                     -----------
                                                       1,315,910
                                                     -----------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (1.1%)
Nextel International, Inc.
 (zero coupon), due 4/15/08
 12.125%, beginning 4/15/03.........       180,000        95,400
 12.75%, due 8/1/10 (c).............       365,000       292,000
PageMart Wireless, Inc.
 (zero coupon), due 2/1/08
 11.25%, beginning 2/1/03...........       195,000        43,875
VoiceStream Wireless Corp.
 10.375%, due 11/15/09..............       300,000       321,375
                                                     -----------
                                                         752,650
                                                     -----------
TELECOMMUNICATIONS--LONG DISTANCE (1.8%)
NATG Holdings L.L.C./Orius Corp.
 Series B
 12.75%, due 2/1/10.................       105,000        87,150
Nextlink Communications, Inc.
 10.75%, due 6/1/09.................       120,000        98,400
 10.75%, due 11/15/08...............        35,000        28,875
NTL Communications Corp.
 9.875%, due 11/15/09...............    E  245,000       193,225
NTL, Inc.
 Series A
 12.75%, due 4/15/05................  $    830,000       780,200
Telehub Communications Corp.
 (zero coupon), due 7/31/05
 13.875%, beginning 7/31/01.........       310,000        24,800
                                                     -----------
                                                       1,212,650
                                                     -----------
TELEPHONE (1.1%)
Deutsche Telekom International
 Finance B.V.
 8.25%, due 6/15/30.................       735,000       725,739
                                                     -----------

                                       PRINCIPAL
                                         AMOUNT         VALUE
----------------------------------------------------------------

TOBACCO (0.3%)
Standard Commercial Corp.
 8.875%, due 8/1/05.................  $    225,000   $   180,281
                                                     -----------

TOYS (0.2%)
Hasbro, Inc.
 7.95%, due 3/15/03.................       160,000       144,096
                                                     -----------

Total Corporate Bonds
 (Cost $28,667,637).................                  24,316,104
                                                     -----------

FOREIGN BONDS (17.0%)

ARGENTINA (0.4%)
Supermercados Norte S.A.
 10.875%, due 2/9/04 (e)............  $    300,000       289,003
                                                     -----------

BRAZIL (1.2%)
Republic of Brazil
 10.125%, due 5/15/27...............  $    275,000       220,825
 11.625%, due 4/15/04...............       615,000       638,985
                                                     -----------
                                                         859,810
                                                     -----------
CANADA (0.3%)
Canadian Government
 5.50%, due 6/1/10 (n)..............    C$ 316,000       212,448
                                                     -----------

DENMARK (0.6%)
Kingdom of Denmark
 6.00%, due 11/15/09 (n)............  DK 1,645,000       219,212
 7.00%, due 12/15/04................     1,544,000       208,569
                                                     -----------
                                                         427,781
                                                     -----------
FINLAND (0.6%)
Finnish Government
 5.75%, due 2/23/11.................    E  432,000       427,060
                                                     -----------

FRANCE (0.3%)
France Obligations
 Assimilables du Tresor
 4.00%, due 4/25/09.................    E  210,000       184,747
                                                     -----------

GERMANY (1.6%)
Bundesobligation
 Series 123
 4.50%, due 5/17/02.................    E  500,000       469,119
Republic of Deutschland
 Series 98
 5.25%, due 1/4/08..................       163,000       157,356
 5.625%, due 1/4/28.................       492,000       475,103
                                                     -----------
                                                       1,101,578
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                         AMOUNT         VALUE
----------------------------------------------------------------
FOREIGN BONDS (CONTINUED)

IRELAND (0.8%)
Irish Government
 4.00%, due 4/18/10.................    E  645,000   $   557,952
                                                     -----------

ITALY (1.1%)
Buoni Poliennali del Tesoro
 5.25%, due 12/15/05................    E  355,000       340,141
 6.50%, due 11/1/27.................       411,000       422,932
                                                     -----------
                                                         763,073
                                                     -----------
MEXICO (1.8%)
Bepensa, S.A. de C.V.
 9.75%, due 9/30/04 (e).............  $    121,000       114,792
Innova S de R.L.
 12.875%, due 4/1/07 (f)............       130,000       114,400
United Mexican States
 11.50%, due 5/15/26................       500,000       608,000
Vicap SA
 11.375%, due 5/15/07 (f)...........       500,000       397,500
                                                     -----------
                                                       1,234,692
                                                     -----------
NETHERLANDS (1.3%)
Astra Overseas Finance B.V.
 8.5316%, due 6/30/05 (d)...........  $    546,229       333,199
 8.5316%, due 6/30/05 (c)(d)........        20,612        12,574
Netherlands Government
 3.75%, due 7/15/09.................       700,000       603,335
                                                     -----------
                                                         949,108
                                                     -----------
POLAND (0.8%)
Republic of Poland
 Series RSTA
 4.25%, due 10/27/24................  $    750,000       564,375
                                                     -----------

RUSSIA (0.5%)
Russian Ministry of Finance
 Series IV
 3.00%, due 5/14/03.................  $    600,000       345,000
                                                     -----------

SPAIN (1.5%)
Bonos Y Obligacion del Estado
 4.50%, due 7/30/04 (n).............    E  684,000       639,597
 5.15%, due 7/30/09.................       415,000       390,454
                                                     -----------
                                                       1,030,051
                                                     -----------
THAILAND (0.3%)
Total Access Communication
 Public Company Ltd.
 8.375%, due 11/4/06 (e)............  $    200,000       174,880
                                                     -----------

                                       PRINCIPAL
                                         AMOUNT         VALUE
----------------------------------------------------------------
UNITED KINGDOM (3.4%)
AES Drax Holdings Ltd.
 9.07%, due 12/31/25 (c)............    L  150,000   $   245,358
Orange PLC
 7.625%, due 8/1/08.................    E  600,000       607,641
United Kingdom Treasury Bonds
 5.75%, due 12/7/09 (n).............    L  368,000       583,804
 6.00%, due 12/7/28.................        99,000       187,373
 7.50%, due 12/7/06.................        97,000       162,020
 9.00%, due 10/13/08................       294,000       550,512
                                                     -----------
                                                       2,336,708
                                                     -----------
UNITED STATES (0.1%)
Wal-Mart Stores, Inc.
 5.75%, due 12/19/30................    L   63,000        93,732
                                                     -----------

VENEZUELA (0.4%)
Republic of Venezuela
 Series DL
 7.375%, due 12/18/07...............  $     83,333        66,719
 9.25%, due 9/15/27.................       293,000       187,813
                                                     -----------
                                                         254,532
                                                     -----------
Total Foreign Bonds
 (Cost $12,429,620).................                  11,806,530
                                                     -----------

LOAN ASSIGNMENTS (0.5%)

HOSPITALS/NURSING HOMES/HEALTH CARE (0.0%) (b)
Genesis Health Ventures, Inc.
 Bank debt, Term Loan B
 9.66%, due 9/30/04 (d)(g)(h)(j)....        26,054        15,633
 Bank debt, Term Loan C
 9.91%, due 6/1/05 (d)(g)(h)(j).....        25,740        15,444
Multicare Companies, Inc. (The)
 Bank debt, Term Loan B
 9.51%, due 9/30/04 (d)(g)(h)(j)....        23,351        13,404
 Bank debt, Term Loan C
 10.35%, due 6/1/05 (d)(g)(h)(j)....         7,684         4,410
                                                     -----------
                                                          48,891
                                                     -----------
TEXTILES--HOME FURNISHINGS (0.5%)
Synthetic Industries, Inc.
 Bridge Loan
 17.00%, due 6/14/08 (d)(j).........       355,000       340,800
                                                     -----------

Total Loan Assignments
 (Cost $404,689)....................                     389,691
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                       PRINCIPAL
                                         AMOUNT         VALUE
----------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (1.0%)

COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (1.0%)
GMAC Commercial Mortgage Securities,
 Inc.
 Series 1998-C2 Class A2
 6.42%, due 5/15/35.................  $    175,000   $   174,893
Merrill Lynch Mortgage
 Investors, Inc.
 Series 1995-C2 Class A1
 6.861%, due 6/15/21 (d)............       414,556       415,746
Salomon Brothers
 Mortgage Securities VII, Inc.
 Series 2000-FL1 Class A
 7.1213%, due 5/1/13 (c)(d).........        55,915        55,915
                                                     -----------
                                                         646,554
                                                     -----------
Total Mortgage-Backed Securities
 (Cost $643,400)....................                     646,554
                                                     -----------
U.S. GOVERNMENT & FEDERAL AGENCIES (24.9%)

FEDERAL HOME LOAN BANK (0.2%)
 5.125%, due 9/15/03................       170,000       167,882
                                                     -----------

FEDERAL HOME LOAN MORTGAGE CORPORATION (1.0%)
 6.625%, due 8/15/02................        95,000        96,364
 7.00%, due 3/15/10.................       525,000       561,173
                                                     -----------
                                                         657,537
                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.2%)
 5.125%, due 2/13/04................     1,085,000     1,068,421
 7.125%, due 6/15/10................       450,000       486,018
                                                     -----------
                                                       1,554,439
                                                     -----------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-
 THROUGH SECURITIES) (5.2%)
 6.50%, due 11/1/15-4/1/29..........     2,655,096     2,640,928
 6.50%, due 1/24/16 TBA (o).........       820,000       819,492
 7.00%, due 4/1/30..................       132,613       132,779
                                                     -----------
                                                       3,593,199
                                                     -----------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION II (MORTGAGE PASS-
 THROUGH SECURITIES) (6.9%)
 6.00%, due 4/15/29.................       434,541       421,505
 6.50%, due 7/15/28-5/15/29.........     3,065,881     3,030,767
 6.50%, due 1/23/31 TBA (o).........       265,000       261,936
 7.50%, due 12/15/23-12/15/28.......     1,061,496     1,080,252
                                                     -----------
                                                       4,794,460
                                                     -----------

                                       PRINCIPAL
                                         AMOUNT         VALUE
----------------------------------------------------------------
UNITED STATES TREASURY BONDS (2.0%)
 6.00%, due 2/15/26.................  $     25,000   $    26,344
 6.25%, due 8/15/23-5/15/30.........       995,000     1,097,366
 11.25%, due 2/15/15................       155,000       242,223
                                                     -----------
                                                       1,365,933
                                                     -----------
UNITED STATES TREASURY NOTES (7.4%)
 5.25%, due 8/15/03.................     1,490,000     1,494,649
 5.75%, due 8/15/10.................     1,675,000     1,755,350
 5.875%, due 11/15/05...............     1,555,000     1,608,445
 7.00%, due 7/15/06.................       235,000       255,845
                                                     -----------
                                                       5,114,289
                                                     -----------
Total U.S. Government & Federal
 Agencies
 (Cost $16,936,511).................                  17,247,739
                                                     -----------

YANKEE BONDS (6.9%)

BROADCAST/MEDIA (0.1%)
Central European Media Enterprises
 Ltd.
 9.375%, due 8/15/04 (g)............       150,000        37,500
                                                     -----------

CABLE TV (2.4%)
British Sky Broadcasting Group PLC
 6.875%, due 2/23/09................       190,000       166,919
Cablevision S.A.
 13.75%, due 4/30/07................       330,000       245,850
Rogers Cablesystems Ltd.
 10.00%, due 12/1/07................       305,000       320,250
 10.125%, due 9/1/12................       250,000       262,812
United Pan-Europe Communications
 N.V.
 Series B
 (zero coupon), due 8/1/09
 12.50%, beginning 8/1/04...........        50,000        15,250
 10.875%, due 8/1/09................       600,000       384,000
 11.25%, due 2/1/10.................       470,000       303,150
                                                     -----------
                                                       1,698,231
                                                     -----------
CHEMICALS (0.7%)
Octel Developments PLC
 10.00%, due 5/1/06.................       490,000       460,600
                                                     -----------

CONSUMER PRODUCTS (0.0%) (b)
Semi-Tech Corp.
 11.50%, due 8/15/03 (g)(h).........       415,000         3,113
                                                     -----------

GOLD & PRECIOUS METALS MINING (0.3%)
Echo Bay Mines Ltd.
 11.00%, due 4/1/27 (k).............       115,000        28,750
Normandy Yandal Operations Ltd.
 8.875%, due 4/1/08.................       210,000       165,900
                                                     -----------
                                                         194,650
                                                     -----------
LEISURE TIME (0.4%)
Royal Caribbean Cruises Ltd.
 7.50%, due 10/15/27................       305,000       244,773
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                         AMOUNT         VALUE
----------------------------------------------------------------
YANKEE BONDS (CONTINUED)

OIL & GAS--EXPLORATION & PRODUCTION (0.2%)
Triton Energy Ltd.
 8.875%, due 10/1/07................  $    165,000   $   166,856
                                                     -----------

OIL & GAS--WELL EQUIPMENT & SERVICES (0.4%)
Petroleum Geo-Services ASA
 7.1863%, due 3/20/02 (d)...........       255,000       254,439
                                                     -----------

STEEL (0.1%)
Algoma Steel, Inc.
 12.375%, due 7/15/05...............       250,000        88,125
                                                     -----------

TELECOMMUNICATIONS (0.6%)
British Telecommunications PLC
 6.7738%, due 2/27/01 (d)...........       200,000       200,000
Flag Telecom Holdings Ltd.
 11.625%, due 3/30/10...............       185,000       144,300
Hermes Europe Railtel B.V.
 11.50%, due 8/15/07................       200,000        82,000
                                                     -----------
                                                         426,300
                                                     -----------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.8%)
360Networks, Inc.
 13.00%, due 5/1/08.................       220,000       176,000
Millicom International Cellular,
 S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01...........       520,000       408,200
                                                     -----------
                                                         584,200
                                                     -----------
TELECOMMUNICATIONS--LONG DISTANCE (0.3%)
Call-Net Enterprises, Inc.
 (zero coupon), due 5/15/09
 10.80%, beginning 5/15/04..........       535,000       107,000
 9.375%, due 5/15/09................       220,000        94,600
                                                     -----------
                                                         201,600
                                                     -----------
TRANSPORTATION--SHIPPING (0.6%)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/06 (g)............       411,800       119,422
Sea Containers Ltd.
 Series B
 7.875%, due 2/15/08................        55,000        36,025
 10.50%, due 7/1/03.................        90,000        68,400
 10.75%, due 10/15/06...............       270,000       195,075
                                                     -----------
                                                         418,922
                                                     -----------
Total Yankee Bonds
 (Cost $6,121,820)..................                   4,779,309
                                                     -----------
Total Long-Term Bonds
 (Cost $69,427,958).................                  63,076,228
                                                     -----------
                                         SHARES         VALUE
----------------------------------------------------------------
COMMON STOCKS (0.2%)

FINANCE (0.1%)
AMC Financial, Inc. (a).............        22,040   $    54,439
                                                     -----------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.0%) (b)
International Wireless
 Communications Holdings, Inc. (a)..        22,964         3,674
                                                     -----------

TELECOMMUNICATIONS--LONG DISTANCE (0.1%)
ICO Global Communications
 Holdings Ltd.
 Class A (a)(h)(j)..................        22,553       112,765
                                                     -----------

Total Common Stocks
 (Cost $655,250)....................                     170,878
                                                     -----------

PREFERRED STOCKS (1.8%)

BROADCAST/MEDIA (0.5%)
Paxson Communications Corp.
 12.50% (k).........................           372       356,880
                                                     -----------

FINANCIAL--MISCELLANEOUS (0.5%)
North Atlantic Trading Co.
 12.00% (k).........................        22,284       245,122
Pacific & Atlantic (Holdings) Inc.
 7.50%, Class A (j)(k)(p)...........        19,336        96,680
                                                     -----------
                                                         341,802
                                                     -----------
REAL ESTATE--INVESTMENT/MANAGEMENT (0.4%)
Sovereign Real Estate Investment
 Corp.
 12.00%, Class A (c)................           300       240,000
                                                     -----------

TECHNOLOGY (0.0%) (b)
Electronic Retailing Systems
 International, Inc.
 Series A-1 (j)(k)(l)(p)............           123             1
                                                     -----------

TELECOMMUNICATIONS (0.0%) (b)
ICG Holdings, Inc.
 14.25% (h)(k)......................           247             3
                                                     -----------

TELECOMMUNICATIONS--LONG DISTANCE (0.4%)
Nextel Communications, Inc.
 13.00%, Series D (k)...............           319       307,748
                                                     -----------

Total Preferred Stocks
 (Cost $1,719,807)..................                   1,246,434
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                         SHARES         VALUE
----------------------------------------------------------------
WARRANTS (0.0%) (b)

FINANCE (0.0%)
ASAT Finance L.L.C.
 expire 11/1/06 (a)(c)..............           175   $     5,250
                                                     -----------

FINANCIAL SERVICES (0.0%) (b)
North Atlantic Trading Co.
 expire 6/15/07 (a)(c)..............            16             0(q)
                                                     -----------

HOMEBUILDING (0.0%) (b)
Amatek Industries Pty Ltd.
 Common Rights (a)..................           152             7
 Preferred Rights (a)...............        36,189        18,095
                                                     -----------
                                                          18,102
                                                     -----------
OIL & GAS--EXPLORATION & PRODUCTION (0.0%) (b)
Petro Stopping Centers
 Holdings L.P. (a)(c)...............           335        11,893
                                                     -----------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.0%) (b)
Ubiquitel Operating Co.
 expire 4/15/10 (a)(c)..............           225         6,750
                                                     -----------

TELECOMMUNICATIONS--LONG DISTANCE (0.0%) (b)
ICO Global Communications
 Holdings Ltd.
 expire 5/16/06 (a).................         5,664            57
Telehub Communications Corp.
 expire 7/31/05 (a)(c)..............           310             3
                                                     -----------
                                                              60
                                                     -----------
Total Warrants
 (Cost $59,242).....................                      42,055
                                                     -----------
                                       PRINCIPAL
                                         AMOUNT
----------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.6%)

COMMERCIAL PAPER (5.5%)
American Express Credit Corp.
 5.75%, due 1/2/01..................  $  1,150,000     1,149,816
Ford Motor Credit Co.
 6.55%, due 1/10/01.................       795,000       793,693
Goldman Sachs Group, Inc. (The)
 6.55%, due 1/9/01..................       900,000       898,689
UBS Finance L.L.C.
 6.50%, due 1/2/01..................       960,000       959,827
                                                     -----------

Total Commercial Paper
 (Cost $3,802,025)..................                   3,802,025
                                                     -----------

                                       PRINCIPAL
                                         AMOUNT         VALUE
----------------------------------------------------------------
SHORT-TERM BOND (0.1%)
AIRLINES (0.1%)
Airtran Airlines, Inc.
 Series B
 10.50%, due 4/15/01................  $     60,000   $    59,100
                                                     -----------

Total Short-Term Bond
 (Cost $59,791).....................                      59,100
                                                     -----------

Total Short-Term Investments
 (Cost $3,861,816)..................                   3,861,125
                                                     -----------

Total Investments
 (Cost $75,724,073) (r).............         98.5%    68,396,720(s)

Cash and Other Assets,
 Less Liabilities...................           1.5     1,014,073
                                            ------   -----------
Net Assets..........................        100.0%   $69,410,793
                                            ======   ===========

-------

(a)   Non-income producing security.
(b)   Less than one tenth of a percent.
(c)   May be sold to institutional investors only.
(d)   Floating rate. Rate shown is the rate in effect at December
      31, 2000.
(e) Eurobond--bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
(f)   Yankee bond.
(g)   Issue in default.
(h)   Issuer in bankruptcy.
(i) CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
(j)   Restricted security. (See Note 2)
(k) PIK ("Payment in Kind")--dividend and interest payment is made with additional securities.
(l)   Illiquid security.
(m) 115 Units--each unit reflects $1,000 principal amount of 13.875% Senior Notes plus 1 warrant to acquire 19.9718 shares of common stock at $0.01 per share at a future date.
(n)   Segregated for forward contracts.
(o) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual amount and the maturity date will be determined upon settlement.
(p)   Convertible security.
(q)   Security has a market value of less than one dollar.
(r) The cost stated also represents the aggregate cost for federal income tax purposes.
(s) At December 31,2000, net unrealized depreciation was $7,327,353, based on cost for federal income tax purposes.
      This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,186,568 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,513,921.
(t)   The following abbreviations are used in the above portfolio:

     C$  --Canadian Dollar.
     DK  --Danish Krone.
     E   --Euro.
     L   --Pound Sterling.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2000

ASSETS:
Investment in securities, at value (identified cost
  $75,724,073)..............................................       $68,396,720
Cash denominated in foreign currencies (identified cost
  $570,676).................................................           617,715
Cash........................................................           158,161
Receivables:
  Fund shares sold..........................................         2,032,656
  Dividends and interest....................................         1,451,337
Unrealized appreciation on foreign currency forward
  contracts.................................................            44,775
Unamortized organization expense............................            48,292
                                                                   -----------
        Total assets........................................        72,749,656
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         2,346,046
  Fund shares redeemed......................................            84,749
  NYLIFE Distributors.......................................            44,420
  MainStay Management.......................................            35,650
  Transfer agent............................................            27,176
  Custodian.................................................            18,729
  Trustees..................................................               537
Accrued expenses............................................            59,004
Unrealized depreciation on foreign currency forward
  contracts.................................................           722,552
                                                                   -----------
        Total liabilities...................................         3,338,863
                                                                   -----------
Net assets..................................................       $69,410,793
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    22,578
  Class B...................................................            56,933
  Class C...................................................             3,461
Additional paid-in capital..................................        81,736,542
Accumulated distribution in excess of net investment
  income....................................................          (251,305)
Accumulated net realized loss on investments................        (4,198,883)
Net unrealized depreciation on investments..................        (7,327,353)
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................          (631,180)
                                                                   -----------
Net assets..................................................       $69,410,793
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $18,908,981
                                                                   ===========
Shares of beneficial interest outstanding...................         2,257,846
                                                                   ===========
Net asset value per share outstanding.......................       $      8.37
Maximum sales charge (4.50% of offering price)..............              0.39
                                                                   -----------
Maximum offering price per share outstanding................       $      8.76
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $47,606,668
                                                                   ===========
Shares of beneficial interest outstanding...................         5,693,252
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.36
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 2,895,144
                                                                   ===========
Shares of beneficial interest outstanding...................           346,107
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.36
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   235,081
  Interest..................................................    6,721,267
                                                              -----------
    Total income............................................    6,956,348
                                                              -----------
Expenses:
  Management................................................      429,489
  Distribution--Class B.....................................      387,258
  Distribution--Class C.....................................        7,367
  Transfer agent............................................      165,100
  Service--Class A..........................................       47,411
  Service--Class B..........................................      129,056
  Service--Class C..........................................        2,487
  Shareholder communication.................................       45,317
  Professional..............................................       43,354
  Amortization of organization expense......................       41,790
  Custodian.................................................       40,935
  Registration..............................................       36,189
  Recordkeeping.............................................       27,194
  Trustees..................................................        1,866
  Miscellaneous.............................................       36,810
                                                              -----------
    Total expenses..........................................    1,441,623
                                                              -----------
Net investment income.......................................    5,514,725
                                                              -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
Net realized loss from:
  Security transactions.....................................   (1,592,218)
  Option transactions.......................................      (51,040)
  Foreign currency transactions.............................   (1,318,384)
                                                              -----------
Net realized loss on investments and foreign currency
  transactions..............................................   (2,961,642)
                                                              -----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................   (3,217,410)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......     (730,762)
                                                              -----------
Net unrealized loss on investments and foreign currency
  transactions..............................................   (3,948,172)
                                                              -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (6,909,814)
                                                              -----------
Net decrease in net assets resulting from operations........  $(1,395,089)
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                 Year ended     Year ended
                                                                December 31,   December 31,
                                                                    2000           1999
                                                                ------------   ------------
  DECREASE IN NET ASSETS:
  Operations:
    Net investment income.....................................  $ 5,514,725    $  5,429,598
    Net realized loss on investments and foreign currency
      transactions............................................   (2,961,642)     (2,428,256)
    Net change in unrealized appreciation (depreciation) on
      investments and foreign currency transactions...........   (3,948,172)     (1,600,170)
                                                                ------------   ------------
    Net increase (decrease) in net assets resulting from
      operations..............................................   (1,395,089)      1,401,172
                                                                ------------   ------------
  Dividends and distributions to shareholders:
    From net investment income:
      Class A.................................................   (1,113,148)     (1,474,306)
      Class B.................................................   (2,736,408)     (3,890,931)
      Class C.................................................      (55,526)        (53,613)
    From net realized gain on investments:
      Class A.................................................           --         (62,986)
      Class B.................................................           --        (190,675)
      Class C.................................................           --          (4,445)
    In excess of net investment income:
      Class A.................................................      (71,635)        (78,380)
      Class B.................................................     (176,097)       (206,856)
      Class C.................................................       (3,573)         (2,850)
    Return of capital:
      Class A.................................................     (296,589)         (8,263)
      Class B.................................................     (729,094)        (21,808)
      Class C.................................................      (14,795)           (301)
                                                                ------------   ------------
        Total dividends and distributions to shareholders.....   (5,196,865)     (5,995,414)
                                                                ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Class A.................................................    6,369,624       7,709,221
      Class B.................................................    7,701,428      11,871,088
      Class C.................................................    2,370,207      16,212,542
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      Class A.................................................    1,165,569       1,238,997
      Class B.................................................    2,687,134       3,322,612
      Class C.................................................       42,069          49,153
                                                                ------------   ------------
                                                                 20,336,031      40,403,613
    Cost of shares redeemed:
      Class A.................................................   (6,796,504)     (9,468,036)
      Class B.................................................  (17,678,330)    (18,455,175)
      Class C.................................................     (192,901)    (15,519,130)
                                                                ------------   ------------
        Decrease in net assets derived from capital share
         transactions.........................................   (4,331,704)     (3,038,728)
                                                                ------------   ------------
        Net decrease in net assets............................  (10,923,658)     (7,632,970)
  NET ASSETS:
  Beginning of year...........................................   80,334,451      87,967,421
                                                                ------------   ------------
  End of year.................................................  $69,410,793    $ 80,334,451
                                                                ============   ============
  Accumulated distribution in excess of net investment income
    at end of year............................................  $  (251,305)   $   (288,086)
                                                                ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                                  ---------------------------------------------------
                                                                                                         February 28*
                                                                       Year ended December 31,             through
                                                                  ---------------------------------      December 31,
                                                                   2000         1999         1998            1997
                                                                  -------      -------      -------      ------------
Net asset value at beginning of period......................      $  9.20      $  9.71      $  9.91        $ 10.00
                                                                  -------      -------      -------        -------
Net investment income.......................................         0.73         0.67         0.60           0.54
Net realized and unrealized gain (loss) on investments......        (0.61)       (0.45)       (0.09)          0.07
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................        (0.26)        0.00(b)     (0.01)          0.05
                                                                  -------      -------      -------        -------
Total from investment operations............................        (0.14)        0.22         0.50           0.66
                                                                  -------      -------      -------        -------
Less dividends and distributions:
  From net investment income................................        (0.52)       (0.66)       (0.69)         (0.54)
  From net realized gain on investments.....................           --        (0.03)          --          (0.21)
  In excess of net investment income........................        (0.03)       (0.04)       (0.01)            --
  Return of capital.........................................        (0.14)       (0.00)(b)       --             --
                                                                  -------      -------      -------        -------
Total dividends and distributions...........................        (0.69)       (0.73)       (0.70)         (0.75)
                                                                  -------      -------      -------        -------
Net asset value at end of period............................      $  8.37      $  9.20      $  9.71        $  9.91
                                                                  =======      =======      =======        =======
Total investment return (a).................................        (1.57%)       2.30%        5.17%          6.62%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...................................         8.27%        6.97%        6.14%          6.46%+
    Net expenses............................................         1.47%        1.34%        1.38%          1.15%+
    Expenses (before reimbursement).........................         1.47%        1.34%        1.42%          1.49%+
Portfolio turnover rate.....................................          187%         244%         325%           323%
Net assets at end of period (in 000's)......................      $18,909      $19,922      $21,603        $18,922

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                     Class B                                       Class C
    ------------------------------------------   --------------------------------------------
                                  February 28*                                 September 1**
      Year ended December 31,       through       Year ended     Year ended       through
    ---------------------------   December 31,   December 31,   December 31,    December 31,
     2000      1999      1998         1997           2000           1999            1998
    -------   -------   -------   ------------   ------------   ------------   --------------
    $  9.19   $  9.70   $  9.91     $ 10.00        $  9.19        $  9.70         $  9.59
    -------   -------   -------     -------        -------        -------         -------
       0.67      0.60      0.54        0.48           0.67           0.60            0.21
      (0.61)    (0.45)    (0.11)       0.07          (0.61)         (0.45)           0.10
      (0.26)     0.00(b)  (0.01)       0.05          (0.26)          0.00(b)         0.01
    -------   -------   -------     -------        -------        -------         -------
      (0.20)     0.15      0.42        0.60          (0.20)          0.15            0.32
    -------   -------   -------     -------        -------        -------         -------
      (0.47)    (0.60)    (0.62)      (0.48)         (0.47)         (0.60)          (0.21)
         --     (0.03)       --       (0.21)            --          (0.03)             --
      (0.03)    (0.03)    (0.01)         --          (0.03)         (0.03)          (0.00)(b)
      (0.13)    (0.00)(b)    --          --          (0.13)         (0.00)(b)          --
    -------   -------   -------     -------        -------        -------         -------
      (0.63)    (0.66)    (0.63)      (0.69)         (0.63)         (0.66)          (0.21)
    -------   -------   -------     -------        -------        -------         -------
    $  8.36   $  9.19   $  9.70     $  9.91        $  8.36        $  9.19         $  9.70
    =======   =======   =======     =======        =======        =======         =======
      (2.28%)    1.54%     4.35%       6.02%         (2.28%)         1.54%           3.41%
       7.52%     6.22%     5.39%       5.71%+         7.52%          6.22%           5.39%+
       2.22%     2.09%     2.13%       1.90%+         2.22%          2.09%           2.13%+
       2.22%     2.09%     2.17%       2.24%+         2.22%          2.09%           2.13%+
        187%      244%      325%        323%           187%           244%            325%
    $47,607   $59,645   $66,273     $43,872        $ 2,895        $   768         $    91

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Income Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on February 28, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to a greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking

Notes to Financial Statements

the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract

MainStay Strategic Income Fund

at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at December 31, 2000:

                                                         Contract        Contract       Unrealized
                                                          Amount          Amount      Appreciation/
                                                           Sold         Purchased     (Depreciation)
                                                       -------------   ------------   --------------
Foreign Currency Sale Contracts
-------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  1/25/01............................................  A$    387,000   $    202,389     $ (12,729)
Canadian Dollar vs. U.S. Dollar, expiring 2/27/01....  C$    320,000   $    207,711        (5,587)
Danish Krone vs. U.S. Dollar, expiring 2/22/01.......   DK 3,455,000   $    394,406       (40,965)
Euro vs. U.S. Dollar, expiring 2/6/01-3/1/01.........  E   7,982,700   $  6,903,428      (605,800)
Pound Sterling vs. U.S. Dollar, expiring 2/6/01......  L   1,485,621   $  2,163,420       (57,471)
                                                         Contract        Contract
                                                          Amount          Amount
                                                         Purchased         Sold
                                                       -------------   ------------
Foreign Currency Buy Contracts
-------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  1/25/01............................................  A$    387,000   $    199,305        15,813
Euro vs. U.S. Dollar, expiring 3/1/01................  E     182,865   $    161,000        11,154
Pound Sterling vs. U.S. Dollar, expiring 2/6/01......  L     242,693   $    345,000        17,808
                                                                                        ---------
Net unrealized depreciation on foreign currency
  forward contracts..................................                                   $(677,777)
                                                                                        =========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the year ended December 31, 2000 was as follows:

                                                               Notional
                                                                Amount     Premium
                                                              ----------   --------
Options outstanding at December 31, 1999....................  (3,500,000)  $(25,515)
Options--written............................................  (5,910,000)   (40,525)
Options--buybacks...........................................   6,655,000     47,982
Options--expired............................................   2,755,000     18,058
                                                              ----------   --------
Options outstanding at December 31, 2000....................          --   $     --
                                                              ==========   ========

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1993 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

MainStay Strategic Income Fund

Restricted securities held at December 31, 2000:

                                                     PRINCIPAL
                                     DATE(S) OF       AMOUNT/                 12/31/00   PERCENT OF
            SECURITY                 ACQUISITION      SHARES        COST       VALUE     NET ASSETS
---------------------------------    -----------     ---------   ----------   --------   ----------
Electronic Retailing Systems
  International, Inc.
  8.00%, due 8/1/04 (a)..........  7/6/00-10/1/00    $ 15,669    $    1,175   $  1,175      0.0%(b)
  10.00%, due 8/1/01 (a).........  7/6/00-10/1/00      15,742         6,021      6,021      0.0(b)
  Preferred Stock
  Series A-1 (a).................      5/20/98            123             1          1      0.0(b)
FRI-MRD Corp.
  15.00%, due 1/24/02............      8/12/97        320,000       318,670    272,000      0.4
Genesis Health Ventures, Inc.
  Bank debt, Term Loan B
  9.66%, due 9/30/04.............      5/24/00         26,054        15,908     15,633      0.0(b)
  Bank debt, Term Loan C
  9.91%, due 6/1/05..............      5/24/00         25,740        15,459     15,444      0.0(b)
ICO Global Communications
  Holdings Ltd.
  Common Stock
  Class A........................      5/15/00         22,553       261,558    112,765      0.1
Multicare Companies, Inc. (The)
  Bank debt, Term Loan B
  9.51%, due 9/30/04.............      5/24/00         23,351        13,862     13,404      0.0(b)
  Bank debt, Term Loan C
  10.35%, due 6/1/05.............      5/24/00          7,684         4,459      4,410      0.0(b)
Pacific & Atlantic (Holdings)
  Inc.
  Preferred Stock
  7.50%, Class A.................      2/4/00          19,336       110,672     96,680      0.2
President Casinos, Inc.
  12.00%, due 9/15/01............      12/3/98         47,000        47,000     37,600      0.1
Synthetic Industries, Inc.
  Bridge Loan
  17.00%, due 6/14/08............     12/17/99        355,000       355,000    340,800      0.5
                                                                 ----------   --------      ---
                                                                 $1,149,785   $915,933      1.3%
                                                                 ==========   ========      ===

-------
(a) PIK ("Payment in Kind")--interest payment is made with additional shares.
(b) Less than one tenth of a percent.

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $208,486 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. Permanent book/tax differences of $281,079, $44,963, $1,318,384 and $1,082,268 are
decreases to accumulated undistributed net investment income, accumulated net realized loss on investments, accumulated net realized loss on foreign currency and additional paid-in capital. These book/tax differences are primarily due to certain expenses being nondeductible for tax purposes, a return of capital distribution and the tax treatment of paydown gains/losses and foreign currency losses.

MainStay Strategic Income Fund

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund estimates that the initial adjustment required upon adoption of premium amortization will decrease the recorded cost of its investments (but not their market value) by approximately $61,047. Additionally, had this principle been in effect during the fiscal year ended December 31, 2000, the Fund estimates that net investment income would have decreased by approximately $0.01 per share (0.09% of net assets) and realized and unrealized loss per share would have decreased by the same amount.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

Foreign currency held at December 31, 2000:

           CURRENCY                                  COST                      VALUE
------------------------------                     ---------                 ---------
Euro              E   657,844                      $570,611                  $617,648
Norwegian Krone  NK       588                            65                        67
                                                   --------                  --------
                                                   $570,676                  $617,715
                                                   ========                  ========

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), served as the Fund's manager pursuant to a management agreement and provided offices and conducted clerical, recordkeeping and bookkeeping services, and kept most of the financial and accounting records required for the Fund. The

MainStay Strategic Income Fund

Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. For the year ended December 31, 2000, the Manager earned $429,489.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate of MainStay Management LLC and under the common control of New York Life, was substituted in place of MainStay Management LLC as the Fund's investment advisor. Under the Substitution Agreement among MainStay Management LLC, NYLIM and the Fund, NYLIM has assumed all of the interests, rights and responsibilities of MainStay Management LLC under the Management and Sub-Advisory Agreements to which it is a party. The terms and conditions of these agreements, including management fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Fund and the investment process used by NYLIM is identical to that which was used by MainStay Management LLC.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $1,871 for the year ended December 31, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $136, $101,071 and $456, respectively, for the year ended December 31, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2000 amounted to $165,100.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 2000, New York Life held shares of Class A and Class B with net asset values of $6,744,401 and $5,488,581, respectively. This represents 35.7% and 11.5% of the net assets at year end for Class A and Class B shares, respectively.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $927 for the year ended December 31, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $27,194 for the year ended December 31, 2000.

NOTE--4 FEDERAL INCOME TAX:

At December 31, 2000, for federal income tax purposes, capital loss carryforwards of $3,906,795, were available as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through 2008. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000'S)
                     -----------------                        -------
       2007.................................................  $2,054
       2008.................................................   1,853
                                                              ------
                                                              $3,907
                                                              ======

MainStay Strategic Income Fund

In addition, the Fund has elected to treat for federal income tax purposes approximately $1,007,112 of qualifying realized capital gains and foreign exchange gains that arose during the year after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2000, purchases and sales of U.S. Government securities were $50,409 and $47,750, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $75,851 and $82,633, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000's):

                                                       YEAR ENDED                     YEAR ENDED
                                                    DECEMBER 31, 2000             DECEMBER 31, 1999
                                               ---------------------------   ----------------------------
                                               CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                               -------   -------   -------   -------   -------   --------
Shares sold..................................    728        885      280       805      1,246      1,731
Shares issued in reinvestment of dividends
  and distributions..........................    133        307        5       131        352          5
                                                ----     ------      ---      ----     ------     ------
                                                 861      1,192      285       936      1,598      1,736
Shares redeemed..............................   (769)    (1,990)     (23)     (994)    (1,936)    (1,661)
                                                ----     ------      ---      ----     ------     ------
Net increase (decrease)......................     92       (798)     262       (58)      (338)        75
                                                ====     ======      ===      ====     ======     ======

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of The MainStay Strategic Income Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Strategic Income Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Contact your investment professional for a free prospectus containing more information, including advisory fees, risks, other expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY G. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of December 31, 2000.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000 NYLIFE Distributors Inc. All rights reserved. MSSI11-08/00

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Strategic Income Fund

    ANNUAL REPORT

    DECEMBER 31, 2000

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Strategic Value
                                                              Fund versus S&P 500 Index, Lipper Flexible
                                                              Portfolio Fund Average, and Inflation--Class
                                                              A, Class B, and Class C Shares                   4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings                     11
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            23
                                                              Notes to Financial Statements                   28
                                                              Report of Independent Accountants               37
                                                              The MainStay(R) Funds                           38

                       This page intentionally left blank

President's Letter

The year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations of technology stocks had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Throughout 2000, the strength of the U.S. dollar versus other currencies made international investing challenging for U.S. investors. A fourth-quarter rally in the euro could signal a turnaround, but only time will tell.

Despite this volatility, MainStay(R) shareholders enjoyed the confidence of knowing that throughout the year, their Funds were consistently managed with well-defined investment disciplines. Seeking to avoid any hint of style drift, each of our portfolio managers rigorously adhered to an investment process that doesn't change, even when the markets shift. MainStay shareholders knew they could depend on our unwavering commitment to integrity and service--in our Fund management, accounting, reporting, and shareholder communications.

This annual report details the events that affected your MainStay investment during the 12 months ended December 31, 2000. The portfolio manager commentary gives you an inside look at the market forces and management decisions that affected your Fund's strategic direction and investment results. If you have questions, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2001

$10,000 Invested in MainStay Strategic Value Fund versus S&P 500 Index, Lipper Flexible Portfolio Fund Average, and Inflation

CLASS A SHARES Total Returns: 1 Year -0.04%, Since Inception 5.55%

[LINE GRAPH]

                                                                                        LIPPER FLEXIBLE
                                         MAINSTAY STRATEGIC                              PORTFOLIO FUND
YEAR-END                                     VALUE FUND           S&P 500 INDEX*            AVERAGE+          INFLATION (CPI)++
--------                                 ------------------       --------------        ---------------       -----------------
10/22/97                                       9450                  10000                  10000                  10000
12/97                                          9839                  10243                  10031                  10006
12/98                                          9890                  13170                  11423                  10137
12/99                                         11234                  15943                  12793                  10331
12/00                                         11883                  14491                  12841                  10799

CLASS B SHARES Total Returns: 1 Year 0.07%, Since Inception 6.09%

[LINE GRAPH]

                                                                                        LIPPER FLEXIBLE
                                         MAINSTAY STRATEGIC                              PORTFOLIO FUND
YEAR-END                                     VALUE FUND           S&P 500 INDEX*            AVERAGE+          INFLATION (CPI)++
--------                                 ------------------       --------------        ---------------       -----------------
10/22/97                                      10000                  10000                  10000                  10000
12/97                                         10404                  10243                  10031                  10006
12/98                                         10376                  13170                  11423                  10137
12/99                                         11688                  15943                  12793                  10331
12/00                                         12080                  14491                  12841                  10799

CLASS C SHARES Total Returns: 1 Year 4.07%, Since Inception 6.64%

[LINE GRAPH]

                                                                                        LIPPER FLEXIBLE
                                         MAINSTAY STRATEGIC                              PORTFOLIO FUND
YEAR-END                                     VALUE FUND           S&P 500 INDEX*            AVERAGE+          INFLATION (CPI)++
--------                                 ------------------       --------------        ---------------       -----------------
10/22/97                                      10000                  10000                  10000                  10000
12/97                                         10404                  10243                  10031                  10006
12/98                                         10376                  13170                  11423                  10137
12/99                                         11688                  15943                  12793                  10331
12/00                                         12280                  14491                  12841                  10799

-------
   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within six years of purchase. In the chart, Class B share performance reflects the CDSC of 2% that would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 10/22/97 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. You cannot invest directly in an index.

+ Lipper Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested. According to Lipper, a flexible portfolio fund allocates its investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

++ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The equity markets began 2000 much in the way they ended 1999--with a select group of growth stocks rising sharply, led by technology issues. Through early March, the Nasdaq Composite Index(1) was the best-performing equity index, outperforming both the S&P 500 Index(2) and the Russell 1000(R) Value Index.(3) In mid-March, however, there was a clear shift in leadership, with the technology-laden Nasdaq making a dramatic correction. Over the next several months, the Nasdaq fell 55% off its March highs and closed the year down 39%--the worst annual performance of the Index in its 29-year history.

What factors contributed to the correction? Many technology and telecommunication-related stocks reached all-time high valuations just as the economy began to slow and earnings disappointments began to undermine investor confidence. In the second half of the year, weakening demand, slower capital spending, fewer financing alternatives for emerging companies, and overly optimistic financial targets continued to pressure the entire group. As the luster faded on growth stocks, many portfolio managers turned their attention to value equities with lower valuation levels and defensive appeal. This market shift had a positive impact on the market for convertible securities, but took a substantial toll on high-yield bonds. Default rates in the high-yield market increased to 6% in 2000, and returns for the high-yield market as a whole were negative. The defensive health care sector provided strong results, and in a general flight-to-quality, the market tended to prefer higher-rated high-yield credits over lower-rated issues.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, MainStay Strategic Value Fund returned 5.78% for Class A shares and 5.07% for Class B and C shares, excluding all sales charges. All share classes outperformed the 0.29% return of the average Lipper(4) flexible portfolio fund for the same period. All share classes also outperformed the -9.10% return of the S&P 500 for the year 2000. Careful security selection and sector allocation accounted for much of the Fund's outperformance during the reporting period.

At year-end 1999, the Fund held 65.11% of total assets in value equities, 15.09% in convertible securities, and 12.27% in high-yield bonds. By year-end 2000, these allocations had changed to 57.94% in value equities, 16.53% in convertible securities, and 15.70% in high-yield bonds.

-------
(1) The Nasdaq Composite Index is an unmanaged, market-value weighted index that measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. An investment cannot be made directly into an index.
(2) See footnote on page 4 for more information on the S&P(R) 500 Index.
(3) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
(4) See footnote and table on page 11 for more information about Lipper Inc.

YEAR-BY-YEAR PERFORMANCE

[BAR GRAPH]

Year-end                                                                                Total Return
--------                                                                         --------------------------
12/97                                                                             4.11% Class A
12/98                                                                             0.52% Class A
12/99                                                                            13.59% Class A
12/00                                                                             5.78% Class A
12/97                                                                             4.04% Class B and Class C
12/98                                                                            -0.27% Class B and Class C
12/99                                                                            12.64% Class B and Class C
12/00                                                                             5.07% Class B and Class C

Past performance is no guarantee of future results. See footnote * on page 11 for more information on performance. Class C share returns reflect the historic performance of the Class B shares through 8/98.

EQUITY HIGHLIGHTS

In the value-equity portion of the Fund's portfolio, best-performing sectors for the year were utilities, energy, health care, and financials. Utilities and energy were both overweighted in the Fund's portfolio and made major positive contributions to the Fund's overall results. Record prices for both oil and natural gas in 2000 strengthened energy-sector returns. Standouts in the Fund included Union Pacific Resources, a natural-gas and oil exploration and production company, which rose 76%(5) though July, when the company was acquired by Anadarko Petroleum. After receiving shares of Anadarko for its Union Pacific Resources position, the Fund continued to hold the shares until September, allowing them to rise an additional 35% before they were sold. Noble Affliates, another exploration and production company, rose 58% by July when it reached our price target and we sold the Fund's position. Burlington Resources rose 34% by December before it also hit our price target and was sold.

Three refining companies--Valero Energy (+89%), Tosco Corp. (+26%), and Sunoco (+44%)--also added value to the Fund's strong energy-related performance for 2000. As holdings reached our price targets, we sold shares, reducing our overweighted position in energy stocks.

Utilities were also a standout for the Fund in 2000, with strong results from Coastal Corp. (+150%) and Dynegy, which more than tripled in value by December when the stock reached our price target and was sold. We plan to underweight utilities for the near term, as they tend to underperform when interest rates decline.




-------

(5) Unless otherwise indicated, returns reflect performance for the 12-month period ended 12/31/00.

Health care stock selection had a positive impact on Fund performance in 2000. Tenet Healthcare advanced 85% since its purchase in January; Health Management Associates rose 62% from its June purchase to its September sale at our price target; and Abbott Labs climbed 40% before we sold the stock in December.

In the financial sector, Allstate, a personal lines insurer, advanced 85%, while Washington Mutual, a West Coast-based financial-services company, rose 102%. AXA Financial, a diversified financial-services company, rose 62% through the end of August, when we sold the shares.

Basic materials and consumer cyclicals showed weaker performance during the reporting period. Reduced paper demand brought lower prices, hurting Georgia Pacific and Smurfit Stone Container, both of which were sold at a loss as fundamentals declined. Among consumer cyclicals, Office Depot shares fell about 30% from their January purchase price, as the company suffered from a weakening retail environment and management upheaval. The stock of Hasbro, a toymaker, dropped about 37% through July after disappointing sales and higher-than-expected spending on its yet-to-be-launched Internet site. Sensing that these problems were likely to persist, we sold the Fund's Hasbro position in July.

In May, the Fund purchased shares of Kimberly-Clark and the stock appreciated 24% through the remainder of the year. Among technology stocks, we initiated a position in Compuware in March, only to see the price decline about 40% on weaker-than-anticipated results. We sold the Fund's entire position, saving the Fund from the stock's further declines. The Fund purchased Unisys stock in February and the price declined substantially as the market softened. We added to the Fund's position in July at much lower prices, but are still awaiting a full recovery.

After purchasing Electronic Data Systems stock in July, the shares appreciated 34% through year-end. Seagate Technology was acquired and the Fund gained between 40% and 50% by selling its shares. Given the severe correction in the technology sector in 2000, we have identified a number of technology companies with excellent balance sheets at what we believe to be attractive prices. As a result, the Fund is now overweighted in the technology sector for the first time in many years.

CONVERTIBLE BONDS

Overweighted positions in energy, health care, and consumer nondurables and corresponding underweighted positions among some highly valued technology sectors were significant contributors to the strong performance of the convertible portion of the Fund in 2000. The Fund's defensive-sector selections also made a positive contribution to performance.

Among energy-related issues, the Fund benefited from exposure to oil-service companies and exploration and production companies. Weatherford International, a drilling equipment and services provider, rose 77% during the year.

The health care sector made a strong positive contribution to the Fund during 2000, with hospital companies, pharmaceutical companies, and drug distribution companies appreciating strongly in a defensive market environment.

Despite technology's setbacks, three of the Fund's best-performing securities were technology stocks. BEA Systems is a software provider that rose 92% for the year. Amdocs, which supplies billing software to the telecommunications industry, showed strong sales and earnings and its stock advanced 90% in 2000. Comverse Technology provides voice mail systems to wireless companies, and its stock rose 50% for the year.

Of course, these were exceptions. Overall, technology and telecommunications were the worst-performing sectors in the convertible portion of the Fund's portfolio. As prices declined in the telecommunications sector, performance suffered. Nevertheless, with confidence that well-run emerging telecom companies have outstanding prospects, we added to the Fund's positions as prices declined. Low valuations may also spell opportunity in other sectors. In December, the Fund purchased a zero-coupon Tyco International convertible that we believe has outstanding upside potential with limited downside risk.

HIGH-YIELD SECURITIES

The high-yield portion of the Fund's portfolio provided negative returns in 2000, but showed strong results in its health care and gaming holdings. Being underweighted in telecom and metals and mining helped the performance of the high-yield portion of the Fund's portfolio, as these sectors were the year's worst performers. The high-yield portion of the portfolio suffered from an overweighted position in single-B credits, which underperformed when a general flight-to-quality caused BB bonds to outperform.(6)

Among the Fund's strongest high-yield performers were oil-services provider R&B Falcon, hospital operator HCA, and an office property real estate investment trust known as Crescent Real Estate Equities. The Fund's long-standing position in Cirrus Logic, a specialty chip maker, paid off when the Fund's convertible bonds rose following the company's turnaround.

During the year, the Fund added to its utility weighting with CMS Energy, Western Resources, and PSEG Energy Holdings. As health care advanced, we added to positions in Magellan Health and Unilab. The Fund also purchased Charter Communications and Cablevision SA in the cable sector. Although telecommunications exposure was reduced during the year, we increased the Fund's weighting in Nextel Communications and Nextel International. In the



-------

(6) According to Standard & Poor's, debt currently rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor#s inadequate capacity to meet its financial commitment on the obligation. Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor#s capacity or willingness to meet its financial commitment on the obligations. When applied to Fund investments, these ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

gaming sector, we increased exposure by purchasing securities of Venetian Casinos and Mandalay Resort Group for the Fund.

Other recent additions included distressed debt or "fallen angels," such as insurer Conseco and packaging company Crown Cork & Seal, which we believe have positive potential. Higher-rated Royal Caribbean Cruise Lines and British Sky Broadcasting were purchased following ratings downgrades.

The Fund reduced its technology and telecom exposure by selling Metromedia Fiber, Versatel, Tele-One, ICG Communications, and Cirrus Logic. As earnings declined, we reduced the Fund's exposure to Advantica Restaurants, which owns and operates the Denny's chain.

LOOKING AHEAD

We remain committed to value-based investing and confident in our approach to it. We believe the merits of our discipline were largely proven during 2000's market correction, as the Fund provided positive returns while many major indices posted negative results. By concentrating the Fund's investments in well-researched companies that appear to be selling at attractive valuation levels, the Fund structured itself to benefit from the resurgence among value stocks.

We believe the interest rate environment will be a favorable one in 2001, with the Federal Reserve likely cutting interest rates a number of times before year-end in response to an economy that may be slowing faster than is currently evident. While lower rates have historically been a favorable backdrop for higher equity prices, questions still remain about whether the Federal Reserve can negotiate a soft landing or whether a recession may lie ahead.

Whatever the markets or the economy may bring, the Fund will continue to seek to realize maximum long-term total return from a combination of capital growth and income.

Richard A. Rosen
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

Returns and Lipper Rankings as of 12/31/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                           SINCE INCEPTION
                                      1 YEAR               THROUGH 12/31/00
    Class A                           5.78%                     7.44%
    Class B                           5.07%                     6.64%
    Class C                           5.07%                     6.64%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                           SINCE INCEPTION
                                      1 YEAR               THROUGH 12/31/00
    Class A                          -0.04%                     5.55%
    Class B                           0.07%                     6.09%
    Class C                           4.07%                     6.64%

   FUND LIPPER + RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/00

                                                          SINCE INCEPTION
                                     1 YEAR               THROUGH 12/31/00
    Class A                    47 out of 246 funds      100 out of 171 funds
    Class B                    54 out of 246 funds      111 out of 171 funds
    Class C                    54 out of 246 funds      83 out of 200 funds
    Average Lipper
    flexible portfolio fund           0.29%                    8.36%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
12/31/00

             NAV 12/31/00   INCOME    CAPITAL GAINS
    Class A     $10.55      $0.3334      $0.8707
    Class B     $10.54      $0.2475      $0.8707
    Class C     $10.54      $0.2475      $0.8707

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (10/22/97) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/00. Class A and Class B shares were first offered to the public on 10/22/97, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 10/22/97 through 12/31/00.

The preceding pages have not been audited.

MainStay Strategic Value Fund

                                   PRINCIPAL
                                     AMOUNT           VALUE
--------------------------------------------------------------
ASSET-BACKED SECURITIES (0.7%)+

ELECTRIC POWER COMPANIES (0.5%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17...............  $ 225,000       $   228,857
                                                   -----------

ENTERTAINMENT (0.0%) (b)
United Artists Theatre Co.
 Pass-Through Certificates
 Series 95-A
 9.30%, due 7/1/15...............     22,762            16,644
                                                   -----------

INDEPENDENT POWER PRODUCERS (0.2%)
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c)..........     85,000            85,515
                                                   -----------
Total Asset-Backed Securities
 (Cost $315,777).................                      331,016
                                                   -----------
CONVERTIBLE SECURITIES (17.2%)
CONVERTIBLE BONDS (11.1%)

BANKS (0.5%)
European Bank for Reconstruction
 & Development
 0.75%, due 7/2/01 (d)...........    250,000           243,125
                                                   -----------
BROADCAST/MEDIA (0.7%)
Clear Channel Communications,
 Inc.
 2.625%, due 4/1/03..............    200,000           201,500
News America Holdings, Inc.
 (zero coupon), due 3/11/13 (e)..    250,000           167,325
                                                   -----------
                                                       368,825
                                                   -----------
CABLE TV (0.1%)
Telewest Finance (Jersey) Ltd.
 6.00%, due 7/7/05 (c)...........     70,000            46,367
                                                   -----------

COMMUNICATIONS-EQUIPMENT (0.7%)
Comverse Technology, Inc.
 4.50%, due 7/1/05...............     50,000           254,062
Corning, Inc.
 (zero coupon), due 11/8/15......    125,000            89,219
                                                   -----------
                                                       343,281
                                                   -----------
-------
 +  Percentages indicated are based on Fund net assets.

                                   PRINCIPAL
                                     AMOUNT           VALUE
--------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (0.3%)
Veritas Software Corp.
 1.856%, due 8/13/06.............  $  50,000       $   128,625
                                                   -----------

ELECTRICAL EQUIPMENT (0.6%)
Sanmina Corp.
 4.25%, due 5/1/04...............    150,000           274,875
                                                   -----------

ELECTRONICS-COMPONENTS (0.9%)
Cypress Semiconductor Corp.
 4.00%, due 2/1/05...............    200,000           155,750
Lattice Semiconductor Corp.
 4.75%, due 11/1/06..............    100,000           107,875
SCI Systems, Inc.
 3.00%, due 3/15/07..............    250,000           199,062
                                                   -----------
                                                       462,687
                                                   -----------
ELECTRONICS-SEMICONDUCTORS (1.4%)
Adaptec, Inc.
 4.75%, due 2/1/04...............    250,000           200,625
Amkor Technology, Inc.
 5.00%, due 3/15/07..............    200,000           133,250
Kulicke & Soffa Industries, Inc.
 4.75%, due 12/15/06.............    150,000           109,875
Photronics, Inc.
 6.00%, due 6/1/04...............    250,000           255,625
                                                   -----------
                                                       699,375
                                                   -----------
GOLD & PRECIOUS METALS MINING (0.2%)
Agnico-Eagle Mines Ltd.
 1.00%, due 7/1/04 (f)...........     70,000            47,775
Battle Mountain Gold Co.
 6.00%, due 1/4/05 (d)...........     75,000            61,875
                                                   -----------
                                                       109,650
                                                   -----------
HEALTH CARE-DRUGS (1.8%)
CV Therapeutics, Inc.
 4.75%, due 3/7/07...............    200,000           249,500
Roche Holdings AG
 (zero coupon), due 4/20/10
 (c)(e)..........................    500,000           290,650
Teva Pharmaceutical Finance
 L.L.C.
 1.50%, due 10/15/05 (c).........    300,000           330,000
                                                   -----------
                                                       870,150
                                                   -----------
INTERNET SOFTWARE & SERVICES
 (0.2%)
At Home Corp.
 4.75%, due 12/15/06.............    100,000            51,125
Digital Island, Inc.
 6.00%, due 2/15/05..............     85,000            18,913
Internet Capital Group, Inc.
 5.50%, due 12/21/04.............     85,000            19,975
                                                   -----------
                                                        90,013
                                                   -----------
INVESTMENT BANK/BROKERAGE (0.3%)
Merrill Lynch & Co., Inc.
 0.25%, due 5/10/06..............    200,000           173,000
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2000

                                   PRINCIPAL
                                     AMOUNT           VALUE
--------------------------------------------------------------
CONVERTIBLE SECURITIES (CONTINUED)
CONVERTIBLE BONDS (CONTINUED)

MANUFACTURING-DIVERSIFIED (0.9%)
Tyco International Ltd.
 (zero coupon), due 11/17/20.....  $ 600,000       $   465,750
                                                   -----------
SPECIALTY PRINTING (0.2%)
World Color Press, Inc.
 6.00%, due 10/1/07..............     75,000            79,406
                                                   -----------
TECHNOLOGY (1.0%)
Lehman Brothers Technology
 0.25%, due 1/5/06...............    500,000           481,535
                                                   -----------
TELECOMMUNICATIONS (0.5%)
Allied Riser Communications Corp.
 7.50%, due 6/15/07 (c)..........    200,000            56,000
Efficient Networks, Inc.
 5.00%, due 3/15/05..............     60,000            30,525
ITC/DeltaCom, Inc.
 4.25% due 5/15/06...............    250,000           110,312
PTEK Holdings, Inc.
 5.75% due 7/1/04................    110,000            55,963
                                                   -----------
                                                       252,800
                                                   -----------
TELECOMMUNICATIONS-LONG DISTANCE (0.4%)
Nextel Communications, Inc.
 5.25%, due 1/15/10..............    300,000           218,250
                                                   -----------

TELEPHONE (0.4%)
Verizon Global Funding Corp.
 4.25%, due 9/15/05 (c)..........     50,000            51,375
 5.75%, due 4/1/03...............    150,000           146,250
                                                   -----------
                                                       197,625
                                                   -----------
Total Convertible Bonds
 (Cost $6,598,498)...............                    5,505,339
                                                   -----------
                                     SHARES
                                   ----------
CONVERTIBLE PREFERRED STOCKS (6.1%)

AEROSPACE/DEFENSE (0.2%)
Titan Capital Trust
 5.75%...........................      2,500            74,062
                                                   -----------
AUTO PARTS & EQUIPMENT (0.3%)
Tower Automotive Capital Trust
 6.75%...........................      5,000           134,375
                                                   -----------
BANKS-REGIONAL (0.2%)
National Australia Bank Ltd.
 7.875% (g)......................      4,000           114,500
                                                   -----------

                                     SHARES           VALUE
--------------------------------------------------------------
FOOD (0.5%)
Suiza Capital Trust II
 5.50%...........................      7,000       $   253,750
                                                   -----------

INDEPENDENT POWER PRODUCERS (0.5%)
Calpine Capital Trust
 5.50%...........................      2,500           233,750
                                                   -----------

NATURAL GAS DISTRIBUTORS &
PIPELINES (0.4%)
El Paso Energy Capital Trust I
 4.75%...........................      2,000           178,000
                                                   -----------

OIL-INTEGRATED DOMESTIC (0.6%)
Kerr-McGee Corp.
 5.50%...........................      5,500           303,187
                                                   -----------

PUBLISHING-NEWSPAPERS (0.1%)
Tribune Co.
 6.25%...........................      4,000            68,250
                                                   -----------

RAILROADS (0.8%)
Canadian National Railway Co.
 5.25%...........................      9,000           407,813
                                                   -----------

REAL ESTATE-INVESTMENT/
MANAGEMENT (0.7%)
General Growth Properties, Inc.
 7.25% (h)(i)....................     15,000           367,500
                                                   -----------

SPECIALIZED SERVICES (1.0%)
Cendant Corp.
 7.50%...........................     35,000           476,875
                                                   -----------

TECHNOLOGY (0.0%) (b)
Electronic Retailing Systems
 International, Inc.
 Series A-1(j)(k)(l).............         47                 1
                                                   -----------

TELECOMMUNICATIONS (0.6%)
Amdocs Automatic Common Exchange
 Security Trust
 6.75%...........................      5,500           319,000
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

                                     SHARES           VALUE
--------------------------------------------------------------
CONVERTIBLE SECURITIES (CONTINUED)
CONVERTIBLE PREFERRED STOCKS (CONTINUED)

TELECOMMUNICATIONS-LONG
DISTANCE (0.2%)
Global Crossing Ltd.
 7.00%...........................        750       $    91,594
                                                   -----------
Total Convertible Preferred
 Stocks
 (Cost $3,055,325)...............                    3,022,657
                                                   -----------
Total Convertible Securities
 (Cost $9,653,823)...............                    8,527,996
                                                   -----------
                                   PRINCIPAL
                                     AMOUNT
                                   ----------

CORPORATE BONDS (11.3%)

AIRLINES (0.1%)
Valuejet, Inc.
 10.25%, due 4/15/01.............  $  60,000            58,800
                                                   -----------
ALUMINUM (0.2%)
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06.............     45,000            40,950
Ormet Corp.
 11.00%, due 8/15/08 (c).........     60,000            46,200
                                                   -----------
                                                        87,150
                                                   -----------
BANKS (0.2%)
B.F. Saul Real Estate Investment
 Trust Series B
 9.75%, due 4/1/08...............    100,000            84,500
                                                   -----------

BROADCAST/MEDIA (0.3%)
Big City Radio, Inc.
 (zero coupon), due 3/15/05
 11.25%, beginning 3/15/01.......     60,000            21,000
CD Radio, Inc.
 14.50%, due 5/15/09.............    145,000            98,600
Radio Unica Corp.
 (zero coupon), due 8/1/06
 11.75%, beginning 8/1/02........     40,000            25,200
Young America Corp.
 Series B
 11.625%, due 2/15/06............     75,000            26,344
                                                   -----------
                                                       171,144
                                                   -----------

                                   PRINCIPAL
                                     AMOUNT           VALUE
--------------------------------------------------------------
CABLE TV (0.7%)
Adelphia Communications Corp.
 Series B
 9.875%, due 3/1/07..............  $  95,000       $    88,587
Charter Communications
 Holdings L.L.C.
 8.625%, due 4/1/09..............     25,000            22,688
 10.00%, due 4/1/09..............     75,000            72,750
UIH Australia/Pacific, Inc.
 Series B
 (zero coupon), due 5/15/06
 14.00%, beginning 5/15/01.......    160,000           108,800
UnitedGlobalCom, Inc.
 Series B
 10.75%, due 2/15/08.............    120,000            49,200
                                                   -----------
                                                       342,025
                                                   -----------
CHEMICALS (0.1%)
Agriculture Minerals & Chemical,
 Inc.
 10.75%, due 9/30/03.............     45,000            28,350
                                                   -----------

CHEMICALS-SPECIALTY (0.0%) (b)
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09.............     35,000            11,550
                                                   -----------

COMPUTER SYSTEMS (0.2%)
Unisys Corp.
 7.875, due 4/1/08...............    115,000           106,663
                                                   -----------

CONTAINERS-METAL & GLASS (0.1%)
Crown Cork & Seal Co., Inc.
 8.00%, due 4/15/23..............     75,000            31,500
                                                   -----------

COSMETICS/PERSONAL CARE (0.3%)
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08..............    100,000            95,000
Revlon Consumer Products Corp.
 8.125%, due 2/1/06..............     30,000            21,750
 9.00%, due 11/1/06..............     30,000            22,050
                                                   -----------
                                                       138,800
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   PRINCIPAL
                                     AMOUNT           VALUE
--------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

ELECTRIC POWER COMPANIES (0.9%)
AES Corp. (The)
 8.75%, due 12/15/02.............  $  95,000       $    95,356
CMS Energy Corp. & Atlantic
 Methanol Capital Co.
 Series A-1
 10.875%, due 12/15/04 (c).......     70,000            70,000
 9.875%, due 10/15/07............    100,000           104,173
Edison International
 6.875%, due 9/15/04 (a).........     20,000            16,631
Southern California Edison Co.
 7.20%, due 11/3/03..............     25,000            21,445
Western Resources, Inc.
 6.25%, due 8/15/03..............     80,000            75,170
 6.875%, due 8/1/04..............     60,000            57,132
                                                   -----------
                                                       439,907
                                                   -----------
ELECTRONICS-COMPONENTS (0.2%)
Knowles Electronics, Inc.
 13.125%, due 10/15/09...........     80,000            76,000
                                                   -----------

ENGINEERING & CONSTRUCTION (0.0%) (b)
Traffic Stream (BVI)
 Infrastructure Ltd.
 14.25%, due 5/1/06 (c)(m).......     80,000             4,800
                                                   -----------

ENTERTAINMENT (0.2%)
Hollywood Entertainment Corp.
 Series B
 10.625%, due 8/15/04............     90,000            36,000
Marvel Enterprises, Inc.
 12.00%, due 6/15/09.............    120,000            50,400
                                                   -----------
                                                        86,400
                                                   -----------
FINANCIAL-MISCELLANEOUS (0.1%)
Pacific & Atlantic
 (Holdings), Inc.
 10.50%, due 12/31/07 (c)(n).....     77,378            34,820
                                                   -----------

HEALTH CARE-DRUGS (0.1%)
MedPartners, Inc.
 7.375%, due 10/1/06.............     75,000            68,250
                                                   -----------
HEALTH CARE-HMOS (0.4%)
Apria Healthcare Group, Inc.
 9.50%, due 11/1/02..............    135,000           134,662
Team Health, Inc.
 Series B
 12.00%, due 3/15/09.............     85,000            80,325
                                                   -----------
                                                       214,987
                                                   -----------

                                   PRINCIPAL
                                     AMOUNT           VALUE
--------------------------------------------------------------

HEALTH CARE-HOSPITAL
MANAGEMENT (0.5%)

HCA-The Healthcare Co.
 7.50%, due 11/15/95.............  $ 140,000       $   116,069
Magellan Health Services, Inc.
 9.00%, due 2/15/08..............     80,000            56,000
Tenet Healthcare Corp.
 8.00%, due 1/15/05..............     75,000            75,937
                                                   -----------
                                                       248,006
                                                   -----------

HEALTH CARE-MEDICAL PRODUCTS (0.2%)
Alaris Medical, Inc.
 (zero coupon), due 8/1/08
 11.125%, beginning 8/1/03.......     75,000             6,094
Alaris Medical Systems, Inc.
 9.75%, due 12/1/06..............     95,000            38,000
DJ Orthopedics L.L.C.
 12.625%, due 6/15/09............     55,000            51,150
                                                   -----------
                                                        95,244
                                                   -----------
HEALTH CARE-SERVICES (0.5%)
Medaphis Corp.
 Series B
 9.50%, due 2/15/05..............    270,000           202,500
Quest Diagnostics, Inc.
 10.75%, due 12/15/06............     40,000            42,100
                                                   -----------
                                                       244,600
                                                   -----------
HOMEBUILDING (0.1%)
Amatek Industries Pty Ltd.
 14.50%, due 2/15/09 (c)(n)......     55,810            39,625
                                                   -----------

HOSPITALS/NURSING HOMES/
HEALTH CARE (0.4%)
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08.............     75,000            30,000
Harborside Healthcare Corp.
 (zero coupon), due 8/1/08
 11.00%, beginning 8/1/03........    150,000            29,250
Multicare Companies, Inc. (The)
 9.00%, due 8/1/07 (m)(o)(p).....    120,000             5,400
Unilab Corp.
 12.75%, due 10/1/09.............    105,000           113,925
                                                   -----------
                                                       178,575
                                                   -----------
HOTEL/MOTEL (0.1%)
Florida Panthers Holdings, Inc.
 9.875%, due 4/15/09.............     75,000            69,000
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

                                   PRINCIPAL
                                     AMOUNT           VALUE
--------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

INDUSTRIAL COMPONENTS (0.2%)
AES Drax Holdings Ltd.
 10.41%, due 12/31/20 (c)........  $ 100,000       $   106,784
Morris Materials Handling, Inc.
 9.50%, due 4/1/08 (m)(o)(p).....     70,000             2,100
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03........    165,000             1,650
                                                   -----------
                                                       110,534
                                                   -----------
INSURANCE-LIFE & HEALTH (0.1%)
Conseco, Inc.
 8.75%, due 2/9/04...............     60,000            43,800
                                                   -----------
INSURANCE-MULT-LINE (0.1%)
Willis Corroon Group PLC
 9.00%, due 2/1/09...............     70,000            53,400
                                                   -----------
INTERNET SOFTWARE & SERVICES (0.1%)
Exodus Communications, Inc.
 11.25%, due 7/1/08..............     65,000            57,850
PSINet, Inc.
 11.00%, due 8/1/09..............     30,000             7,800
 11.50%, due 11/1/08.............     35,000             9,450
                                                   -----------
                                                        75,100
                                                   -----------
LEISURE TIME (0.6%)
Bally Total Fitness Holding Corp.
 Series D
 9.875%, due 10/15/07............    110,000           102,025
Las Vegas Sands, Inc. &
 Venetian Casino Resorts L.L.C.
 12.25%, due 11/15/04............     75,000            73,500
Mandalay Resort Group
 9.50%, due 8/1/08...............     75,000            74,250
Station Casinos, Inc.
 9.875%, due 7/1/10..............     50,000            51,313
                                                   -----------
                                                       301,088
                                                   -----------
MANUFACTURING-DIVERSIFIED (0.1%)
Mark IV Industries, Inc.
 7.50%, due 9/1/07...............     80,000            62,978
                                                   -----------

MANUFACTURING-SPECIALTY (0.0%) (b)
Anvil Knitwear, Inc.
 Series B
 10.875%, due 3/15/07............     25,000            21,250
                                                   -----------
NATURAL GAS DISTRIBUTORS &
PIPELINES (0.1%)
Navigator Gas Transport PLC
 10.50%, due 6/30/07 (c).........    120,000            58,800
                                                   -----------

                                   PRINCIPAL
                                     AMOUNT           VALUE
--------------------------------------------------------------

OIL-INTEGRATED DOMESTIC (0.1%)
DevX Energy, Inc.
 12.50%, due 7/1/08..............  $  49,000       $    34,851
                                                   -----------

OIL & GAS DRILLING (0.0%) (b)
Grant Predico, Inc.
 9.625%, due 12/1/07 (c).........     25,000            25,812
                                                   -----------

OIL & GAS-EXPLORATION &
PRODUCTION (0.1%)
Energy Corp. of America
 Series A
 9.50%, due 5/15/07..............     40,000            31,700
Petro Stopping Centers
 Holdings L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, begining 8/1/04.........     75,000            30,000
                                                   -----------
                                                        61,700
                                                   -----------
PAPER & FOREST PRODUCTS (0.2%)
Pope & Talbot, Inc.
 8.375%, due 6/1/13..............     80,000            76,000
                                                   -----------

PUBLISHING (0.2%)
General Media, Inc.
 10.625%, due 12/31/99...........     29,000            21,750
Ziff Davis Media, Inc.
 12.00%, due 7/15/10 (c).........     80,000            62,800
                                                   -----------
                                                        84,550
                                                   -----------
PUBLISHING-NEWSPAPERS (0.2%)
Garden State Newspapers, Inc.
 Series B
 8.75%, due 10/1/09..............    115,000           100,050
                                                   -----------

REAL ESTATE (0.4%)
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07..............    245,000           214,682
                                                   -----------

REAL ESTATE-INVESTMENT/
MANAGEMENT (0.6%)
CB Richard Ellis Services, Inc.
 8.875%, due 6/1/06..............     60,000            53,400
Felcor Lodging L.P.
 9.50%, due 9/15/08..............     55,000            54,450
Golden State Holdings, Inc.
 7.125%, due 8/1/05..............     55,000            51,681
Hospitality Properties Trust
 7.00%, due 3/1/08...............     80,000            74,772
LNR Property Corp.
 Series B
 9.375%, due 3/15/08.............     95,000            85,500
                                                   -----------
                                                       319,803
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   PRINCIPAL
                                     AMOUNT           VALUE
--------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

RESTAURANTS (0.5%)
Advantica Restaurant Group, Inc.
 11.25%, due 1/15/08.............  $  85,000       $    39,100
FRI-MRD Corp.
 15.00%, due 1/24/02 (c)(j)......    250,000           212,500
                                                   -----------
                                                       251,600
                                                   -----------
SHIPPING (0.1%)
Newport News Shipbuilding, Inc.
 9.25%, due 12/1/06..............     70,000            71,050
                                                   -----------

SPECIALTY PRINTING (0.1%)
American Color Graphics, Inc.
 12.75%, due 8/1/05..............     50,000            46,000
                                                   -----------

TECHNOLOGY (0.0%) (b)
Electronic Retailing Systems
 International, Inc.
 8.00%, due 8/1/04 (j)(k)........      6,001               450
 10.00%, due 8/1/01 (j)(k).......      6,029             2,306
                                                   -----------
                                                         2,756
                                                   -----------
TELECOMMUNICATIONS (0.7%)
Colo.com
 13.875%, due 3/15/10 (c)(q).....         35            22,050
HighwayMaster
 Communications, Inc.
 Series B
 13.75%, due 9/15/05.............    150,000            57,000
IMPSAT Fiber Networks, Inc.
 13.75%, due 2/15/05.............    105,000            69,300
Level 3 Communications, Inc.
 9.125%, due 5/1/08..............     60,000            48,450
Orion Network Systems, Inc.
 (zero coupon), due 1/15/07
 12.50%, beginning 1/15/02.......    140,000            36,400
Pagemart Nationwide, Inc.
 15.00%, due 2/1/05..............     35,000            24,500
RCN Corp.
 Series B
 (zero coupon), due 2/15/08
 9.80%, beginning 2/15/03........     30,000             9,600
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07............     75,000            62,250
                                                   -----------
                                                       329,550
                                                   -----------
TELECOMMUNICATIONS-CELLULAR/
WIRELESS (0.5%)
Nextel International, Inc.
 (zero coupon), due 4/15/08
 12.125%, beginning 4/15/03......     55,000            29,150
 12.75%, due 8/1/10 (c)..........    105,000            84,000
PageMart Wireless, Inc.
 (zero coupon), due 2/1/08
 11.25%, beginning 2/1/03........    100,000            22,500
Voicestream Wireless Corp.
 10.375%, due 11/15/09...........    100,000           107,125
                                                   -----------
                                                       242,775
                                                   -----------


                                   PRINCIPAL
                                     AMOUNT           VALUE
--------------------------------------------------------------
TELECOMMUNICATIONS-LONG
DISTANCE (0.2%)
NATG Holdings L.L.C./Orius Corp.
 Series B
 12.75%, due 2/1/10..............  $  45,000       $    37,350
Nextlink Communications, Inc.
 10.75%, due 11/15/08............     10,000             8,250
 10.75%, due 6/1/09..............     35,000            28,700
Telehub Communications Corp.
 (zero coupon), due 7/31/05
 13.875%, beginning 7/31/01......     80,000             6,400
                                                   -----------
                                                        80,700
                                                   -----------
TOBACCO (0.1%)
Standard Commercial Corp.
 8.75%, due 8/1/05...............     75,000            60,094
                                                   -----------

TOYS (0.1%)
Hasbro, Inc.
 7.95%, due 3/15/03..............     55,000            49,533
                                                   -----------
Total Corporate Bonds
 (Cost $6,786,897)...............                    5,639,152
                                                   -----------

FOREIGN BONDS (0.2%)

FINANCE (0.1%)
Ono Finance PLC
 14.00%, due 7/15/10 (c).........  E  75,000            55,630
                                                   -----------

TELECOMMUNICATIONS (0.0%) (b)
Global TeleSystems Group, Inc.
 11.00%, due 12/1/09.............  E  70,000            27,932
                                                   -----------

TELECOMMUNICATIONS-LONG DISTANCE (0.1%)
NTL Communications Corp.
 9.875%, due 11/15/09............  E  50,000            39,434
                                                   -----------
Total Foreign Bonds
 (Cost $168,667).................                      122,996
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

                                   PRINCIPAL
                                     AMOUNT           VALUE
--------------------------------------------------------------
LOAN ASSIGNMENTS (0.2%)

HOSPITALS/NURSING HOMES/
HEALTH CARE (0.0%) (b)
Genesis Health Ventures, Inc.
 Bank debt, Term Loan B
 9.66%, due 9/30/04
 (j)(m)(p)(r)....................  $   6,325       $     3,795
 Bank debt, Term Loan C
 9.91%, due 6/1/05
 (j)(m)(p)(r)....................      6,129             3,677
Multicare Companies, Inc. (The)
 Bank debt, Term Loan B
 9.51%, due 9/30/04
 (j)(m)(p)(r)....................      5,296             3,040
 Bank debt, Term Loan C
 10.35%, due 6/1/05
 (j)(m)(p)(r)....................      1,921             1,103
                                                   -----------
                                                        11,615
                                                   -----------
TEXTILES-HOME FURNISHINGS (0.2%)
Synthetic Industries, Inc.
 17.00%, due 6/14/08 (j)(p)......     75,000            72,000
                                                   -----------
Total Loan Assignments
 (Cost $86,691)..................                       83,615
                                                   -----------
YANKEE BONDS (3.1%)

BROADCAST/MEDIA (0.1%)
Central European Media
 Enterprises Ltd.
 9.375%, due 8/15/04 (m).........     40,000            10,000
Rogers Communications, Inc.
 8.875%, due 7/15/07.............     30,000            29,700
                                                   -----------
                                                        39,700
                                                   -----------
CABLE TV (1.2%)
British Sky Broadcasting
 Group PLC
 6.875%, due 2/23/09.............     90,000            79,067
Cablevision S.A.
 13.75%, due 4/30/07.............     95,000            70,775
Rogers Cablesystems Ltd.
 10.125%, due 9/1/12.............    120,000           126,150
Telewest Communications PLC
 9.875%, due 2/1/10..............    105,000            91,350
United Pan-Europe
 Communications N.V.
 Series B
 (zero coupon), due 8/1/09
 12.50%, beginning 8/1/04........     25,000             7,625
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04......    200,000            61,000
 10.875%, due 8/1/09.............    195,000           124,800
 11.25%, due 2/1/10..............     55,000            35,475
                                                   -----------
                                                       596,242
                                                   -----------
CHEMICALS (0.2%)
Octel Developments PLC
 10.00%, due 5/1/06..............    100,000            94,000
                                                   -----------

                                   PRINCIPAL
                                     AMOUNT           VALUE
--------------------------------------------------------------

CONSUMER PRODUCTS (0.0%) (b)
Semi-Tech Corp.
 11.50%, due 8/15/03 (m)(o)......  $ 150,000       $     1,125
                                                   -----------

GOLD & PRECIOUS METALS
MINING (0.0%) (b)
Echo Bay Mines Ltd.
 11.00%, due 4/1/27 (k)..........     50,000            12,500
                                                   -----------

HOMEBUILDING (0.0%) (b)
Amatek Industries Pty Ltd.
 12.00%, due 2/15/08.............     25,000            16,812
                                                   -----------

LEISURE TIME (0.2%)
Royal Caribbean Cruises Ltd.
 7.50%, due 10/15/27.............     95,000            76,241
                                                   -----------

OIL & GAS-EXPLORATION &
PRODUCTION (0.1%)
Triton Energy Ltd.
 8.875%, due 10/1/07.............     50,000            50,563
                                                   -----------

STEEL (0.1%)
Algoma Steel, Inc.
 12.375%, due 7/15/05............     70,000            24,675
                                                   -----------

TELECOMMUNICATIONS (0.1%)
Flag Telecom Holdings Ltd.
 11.625%, due 3/30/10............     50,000            39,000
Hermes Europe Railtel B.V.
 11.50%, due 8/15/07.............     65,000            26,650
                                                   -----------
                                                        65,650
                                                   -----------
TELECOMMUNICATIONS-CELLULAR/
 WIRELESS (0.3%)
360Networks, Inc.
 13.00%, due 5/1/08..............     60,000            48,000
Millicom International Cellular
 S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01........    155,000           121,675
                                                   -----------
                                                       169,675
                                                   -----------
TELECOMMUNICATIONS-LONG
DISTANCE (0.5%)
Call-Net Enterprises, Inc.
 (zero coupon), due 8/15/07
 9.27%, beginning 8/15/02........     45,000            12,263
 (zero coupon), due 5/15/09
 10.80%, beginning 5/15/04.......    125,000            25,000
 9.375%, due 5/15/09.............     45,000            19,350
NTL, Inc.
 11.20%, due 11/15/07............    200,000           170,000
                                                   -----------
                                                       226,613
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   PRINCIPAL
                                     AMOUNT           VALUE
--------------------------------------------------------------
YANKEE BONDS (CONTINUED)

TRANSPORTATION-SHIPPING (0.3%)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/06 (m).........  $ 140,000       $    40,600
Sea Containers Ltd.
 10.50%, due 7/1/03..............    125,000            95,000
 10.75%, due 10/15/06............     35,000            25,287
                                                   -----------
                                                       160,887
                                                   -----------
Total Yankee Bonds
 (Cost $2,041,698)...............                    1,534,683
                                                   -----------
                                     SHARES
                                   ----------
COMMON STOCKS (60.2%)

AEROSPACE/DEFENSE (1.1%)
General Dynamics Corp............      3,000           234,000
Raytheon Co., Class B............     10,500           326,156
                                                   -----------
                                                       560,156
                                                   -----------
ALUMINUM (1.3%)
Alcoa, Inc.......................     19,900           666,650
                                                   -----------
BANKS-MAJOR REGIONAL (2.3%)
FleetBoston Financial Corp.......     21,378           803,011
PNC Financial Service Group, Inc.
 (The)...........................      4,900           358,006
                                                   -----------
                                                     1,161,017
                                                   -----------
BANKS-MONEY CENTER (2.2%)
Chase Manhattan Corp. (The)......     16,550           751,991
Morgan (J.P.) & Co., Inc.........      2,100           347,550
                                                   -----------
                                                     1,099,541
                                                   -----------
BANKS-SAVINGS & LOANS (1.3%)
Washington Mutual, Inc...........     12,400           657,975
                                                   -----------

CHEMICALS (1.7%)
Air Products and Chemicals,
 Inc.............................     11,300           463,300
Solutia, Inc.....................     32,700           392,400
                                                   -----------
                                                       855,700
                                                   -----------
COMPUTER SOFTWARE & SERVICES (0.9%)
Electronic Data Systems Corp.....      7,800           450,450
                                                   -----------

COMPUTER SYSTEMS (4.0%)
Apple Computer, Inc. (a).........     31,100           462,613
International Business Machines
 Corp............................      5,500           467,500
Unisys Corp. (a).................     72,000         1,053,000
                                                   -----------
                                                     1,983,113
                                                   -----------

                                     SHARES           VALUE
--------------------------------------------------------------
CONGLOMERATES (0.6%)
Textron, Inc.....................      6,500       $   302,250
                                                   -----------

CONSUMER PRODUCTS (0.7%)
Energizer Holdings, Inc. (a).....     16,233           346,980
                                                   -----------

ELECTRIC POWER COMPANIES (2.0%)
Allegheny Energy, Inc............      9,300           448,144
Edison International.............     15,600           243,750
Niagara Mohawk Holdings,
 Inc. (a)........................     18,700           312,056
                                                   -----------
                                                     1,003,950
                                                   -----------
ELECTRONICS-COMPONENTS (0.2%)
Cirrus Logic, Inc. (a)...........      5,491           102,956
                                                   -----------

ELECTRONICS-SEMICONDUCTORS (1.2%)
Motorola, Inc....................     29,300           593,325
                                                   -----------

FINANCE (0.0%) (b)
AMC Financial, Inc. (a)..........      6,857            16,937
                                                   -----------

FINANCIAL-MISCELLANEOUS (5.0%)
American General Corp............     10,000           815,000
Citigroup, Inc...................     21,300         1,087,631
Morgan Stanley Dean
 Witter & Co.....................      7,000           554,750
                                                   -----------
                                                     2,457,381
                                                   -----------

FOOD (3.8%)
ConAgra Foods, Inc...............     24,800           644,800
Heinz (H.J.) Co..................     15,300           725,794
Ralston Purina Group.............     19,700           514,663
                                                   -----------
                                                     1,885,257
                                                   -----------

HEALTH CARE-HOSPITAL MANAGEMENT (0.7%)
Tenet Healthcare Corp. (a).......      7,600           337,724
                                                   -----------

HEALTH CARE-MEDICAL PRODUCTS (0.5%)
Becton, Dickinson & Co...........      7,000           242,375
                                                   -----------

HOTEL/MOTEL (0.7%)
Harrah's Entertainment,
 Inc. (a)........................     12,300           324,412
                                                   -----------

HOUSEHOLD PRODUCTS (3.1%)
Clorox Co. (The).................      8,200           291,100
Kimberly-Clark Corp..............     10,900           770,521
Proctor & Gamble Co. (The).......      5,900           462,781
                                                   -----------
                                                     1,524,402
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

                                     SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)

INSURANCE-LIFE & HEALTH (0.9%)
Lincoln National Corp............      9,900       $   468,394
                                                   -----------
INSURANCE-PROPERTY & CASUALTY (2.0%)
Allstate Corp. (The).............     12,500           544,531
MGIC Investment Corp.............      6,700           451,831
                                                   -----------
                                                       996,362
                                                   -----------
INVESTMENT BANK/BROKERAGE (0.8%)
Goldman Sachs Group, Inc.
 (The)...........................      3,500           374,281
                                                   -----------
MACHINERY-DIVERSIFIED (1.1%)
Ingersoll-Rand Co................     12,500           523,437
                                                   -----------

MANUFACTURING-DIVERSIFIED (2.9%)
American Standard Cos., Inc......     23,100         1,139,119
Honeywell International, Inc.....      6,712           317,562
                                                   -----------
                                                     1,456,681
                                                   -----------

NATURAL GAS DISTRIBUTORS &
PIPELINES (1.5%)
Coastal Corp. (The)..............      8,200           724,163
                                                   -----------

OFFICE EQUIPMENT & SUPPLIES (0.7%)
Pitney Bowes, Inc................     10,500           347,813
                                                   -----------

OIL-INTERGRATED DOMESTIC (2.5%)
Sunoco, Inc. ....................     15,300           515,419
Tosco Corp.......................     20,900           709,294
                                                   -----------
                                                     1,224,713
                                                   -----------
OIL-INTERGRATED INTERNATIONAL (2.2%)
Chevron Corp. ...................      6,800           574,175
Texaco, Inc......................      7,900           490,788
                                                   -----------
                                                     1,064,963
                                                   -----------

OIL & GAS-EXPLORATION &
PRODUCTION (2.4%)
Burlington Resources, Inc........      8,500           429,250
Unocal Corp......................     12,900           499,069
Valero Energy Corp...............      6,400           238,000
                                                   -----------
                                                     1,166,319
                                                   -----------
PAPER & FOREST PRODUCTS (1.3%)
International Paper Co...........     16,100           657,081
                                                   -----------

RESTAURANTS (1.4%)
McDonald's Corp..................     20,200           686,800
                                                   -----------

                                     SHARES           VALUE
--------------------------------------------------------------

RETAIL STORES-DEPARTMENT (0.6%)
Federated Department Stores,
 Inc. (a)........................      8,900       $   311,500
                                                   -----------

RETAIL STORES-GENERAL
MERCHANDISE (0.9%)
Sears, Roebuck & Co..............     12,900           448,275
                                                   -----------

RETAIL STORES-SPECIALTY (0.7%)
Office Depot, Inc. (a)...........     48,700           346,988
                                                   -----------

TELECOMMUNICATIONS-CELLULAR/
WIRELESS (0.0%) (b)
International Wireless
 Communications
 Holdings, Inc. (a)..............      9,669             1,547
                                                   -----------

TELECOMMUNICATIONS-LONG
DISTANCE (0.6%)
AT&T Corp........................     16,100           278,731
ICO Global Communications
 Holdings Ltd....................      7,213            36,065
                                                   -----------
                                                       314,796
                                                   -----------
TELEPHONE (4.4%)
CenturyTel, Inc..................     12,500           446,875
SBC Communications, Inc..........     18,700           892,925
Verizon Communications, Inc......     17,200           862,150
                                                   -----------
                                                     2,201,950
                                                   -----------
Total Common Stocks
 (Cost $26,209,446)..............                   29,888,614
                                                   -----------

PREFERRED STOCKS (0.7%)

BROADCAST/MEDIA (0.2%)
Paxson Communications Corp.
 12.50% (k)......................        122           117,293
                                                   -----------

FINANCIAL-MISCELLANEOUS (0.0%) (b)
Pacific & Atlantic (Holdings),
 Inc.
 7.50%, Class A (j)..............      4,453            22,265
                                                   -----------

FINANCIAL SERVICES (0.1%)
North Atlantic Trading Co.
 12.00% (a)(c)(k)................      5,098            56,083
                                                   -----------

REAL ESTATE-INVESTMENT/
MANAGEMENT (0.2%)
Sovereign Real Estate Investment
 Corp.
 12.00%, Class A (c).............         85            68,000
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     SHARES           VALUE
--------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)

TELECOMMUNICATIONS-LONG DISTANCE (0.2%)
Nextel Communications, Inc.
 13.00%, Series D (k)............         98       $    94,570
                                                   -----------
Total Preferred Stocks
 (Cost $417,081).................                      358,211
                                                   -----------

WARRANTS (0.0%) (b)

CABLE TV (0.0%) (b)
UIH Australia/Pacific, Inc.
 expire 5/15/06 (a)..............         30               750
                                                   -----------

HOMEBUILDING (0.0%) (b)
Amatek Industries Pty Ltd.
 Common Rights (a)...............         36                 2
 Preferred Rights (a)............      8,470             4,235
                                                   -----------
                                                         4,237
                                                   -----------
OIL & GAS-EXPLORATION &
PRODUCTION (0.0%) (b)
Petro Stopping Centers Holdings
 L.P. (a)(c).....................         75             2,662
                                                   -----------

TELECOMMUNICATIONS-CELLULAR/
WIRELESS (0.0%) (b)
Ubiquitel Operating Co.
 expire 4/15/10 (a)(c)...........         65             1,950
                                                   -----------

TELECOMMUNICATIONS-LONG
DISTANCE (0.0%) (b)
ICO Global Communications
 Holdings Ltd.
 expire 5/16/06 (a)..............      1,812                18
Telehub Communications Corp.
 expire 7/31/05 (a)(c)...........         80                 1
                                                   -----------
                                                            19
                                                   -----------
Total Warrants
 (Cost $10,067)..................                        9,618
                                                   -----------

                                   PRINCIPAL
                                     AMOUNT           VALUE
--------------------------------------------------------------
SHORT-TERM INVESTMENTS (8.2%)

COMMERCIAL PAPER (8.2%)
Abbey National North America
 6.60%, due 1/24/01.............. $1,030,000       $ 1,025,654
American Express Credit Corp.
 6.56%, due 1/8/01...............    300,000           299,615
Goldman Sachs Group L.P.
 6.55%, due 1/9/01...............  1,370,000         1,368,004
UBS Finance Delaware L.L.C.
 6.50%, due 1/2/01...............  1,380,000         1,379,751
                                                   -----------
                                                     4,073,024
                                                   -----------
Total Commercial Paper
 (Cost $4,073,024)...............                    4,073,024
                                                   -----------

SHORT-TERM BOND (0.0%) (b)

AIRLINES (0.0%) (b)
Airtran Airlines, Inc.
 Series B
 10.50%, due 4/15/01.............     20,000            19,700
                                                   -----------
Total Short-Term Bond
 (Cost $19,930)..................                       19,700
                                                   -----------
Total Short-Term Investments
 (Cost $4,092,954)...............                    4,092,724
                                                   -----------
Total Investments
 (Cost $49,783,101) (s)..........      101.8%       50,588,625(t)
Liabilities in Excess
 of Cash and Other Assets........       (1.8)         (916,032)
                                       -----       -----------
Net Assets.......................      100.0%       49,672,593
                                       =====       ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

-------

 (a)  Non-income producing security.
 (b)  Less than one tenth of a percent.
 (c)  May be sold to institutional investors only.
 (d) Eurobond--bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
 (e) LYON--Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
 (f)  Yankee bond.
 (g) Capital Unit -- each unit consists of $25 principal amount of 7.875% Perpetual Capital Securities and a purchase contract to make Optional Unit Exchanges.
 (h)  PIERS--Preferred Income Equity Redeemable Stock.
 (i) Depositary Shares -- each share represents 0.025 shares at 7.25% Preferred Income Equity Redeemable Stock, Series A.
 (j)  Restricted security. (See Note 2)
 (k) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
 (l)  Illiquid security.
 (m)  Issue in default.
 (n) CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
 (o)  Issuer in bankruptcy.
 (p) Floating rate. Rate shown is the rate in effect at December 31, 2000.
 (q) 35 units -- each unit reflects $1,000 principal amount of 13.875% Senior Notes plus 1 warrant to acquire
      19.9718 shares of common stock at $0.01 per share at a future date.
 (r)  Multiple tranche facilities.
 (s)  The cost for federal income tax purposes is $50,154,159.
 (t) At December 31, 2000, net unrealized appreciation was $434,466, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,974,441 and aggregate gross unrealized depreciation for all investments on which there was an excess cost over market value of $4,539,975.
 (E)  Securiy denominated in Euro.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2000

ASSETS:
Investment in securities, at value (identified cost
  $49,783,101)..............................................       $50,588,625
Cash........................................................             7,988
Receivables:
  Fund shares sold..........................................           533,422
  Dividends and interest....................................           370,803
  Investment securities sold................................            13,052
Unrealized appreciation on foreign currency forward
  contracts.................................................             3,498
Unamortized organization expense............................            66,960
                                                                   -----------
        Total assets........................................        51,584,348
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         1,730,043
  MainStay Management.......................................            31,961
  NYLIFE Distributors.......................................            28,862
  Transfer agent............................................            27,727
  Fund shares redeemed......................................            15,847
  Custodian.................................................            15,176
  Trustees..................................................               390
Accrued expenses............................................            52,535
Unrealized depreciation on foreign currency forward
  contracts.................................................             9,214
                                                                   -----------
        Total liabilities...................................         1,911,755
                                                                   -----------
Net assets..................................................       $49,672,593
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    18,268
  Class B...................................................            28,584
  Class C...................................................               247
Additional paid-in capital..................................        49,372,169
Accumulated distribution in excess of net investment
  income....................................................           (59,276)
Accumulated distribution in excess of net realized gain on
  investments...............................................          (487,558)
Net unrealized appreciation on investments..................           805,524
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................            (5,365)
                                                                   -----------
Net assets..................................................       $49,672,593
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $19,277,903
                                                                   ===========
Shares of beneficial interest outstanding...................         1,826,835
                                                                   ===========
Net asset value per share outstanding.......................       $     10.55
Maximum sales charge (5.50% of offering price)..............              0.61
                                                                   -----------
Maximum offering price per share outstanding................       $     11.16
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $30,134,330
                                                                   ===========
Shares of beneficial interest outstanding...................         2,858,389
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.54
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   260,360
                                                                   ===========
Shares of beneficial interest outstanding...................            24,700
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.54
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   740,594
  Interest..................................................    1,522,212
                                                              -----------
    Total income............................................    2,262,806
                                                              -----------
Expenses:
  Management................................................      371,319
  Distribution--Class B.....................................      232,839
  Distribution--Class C.....................................        1,391
  Transfer agent............................................      169,287
  Service--Class A..........................................       45,696
  Service--Class B..........................................       77,613
  Service--Class C..........................................          464
  Shareholder communication.................................       45,858
  Registration..............................................       37,009
  Amortization of organization expense......................       36,900
  Custodian.................................................       31,686
  Professional..............................................       31,317
  Recordkeeping.............................................       19,837
  Trustees..................................................        1,320
  Miscellaneous.............................................       31,327
                                                              -----------
    Total expenses..........................................    1,133,863
                                                              -----------
Net investment income.......................................    1,128,943
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions.....................................    3,575,845
  Foreign currency transactions.............................       37,905
                                                              -----------
Net realized gain on investments and foreign currency
  transactions..............................................    3,613,750
                                                              -----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................   (2,358,742)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward transactions....       (4,302)
                                                              -----------
Net unrealized loss on investments and foreign currency
  transactions..............................................   (2,363,044)
                                                              -----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................    1,250,706
                                                              -----------
Net increase in net assets resulting from operations........  $ 2,379,649
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2000           1999
                                                              ------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 1,128,943    $    823,483
  Net realized gain on investments and foreign currency
    transactions............................................    3,613,750       1,582,116
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........   (2,363,044)      4,185,697
                                                              -----------    ------------
  Net increase in net assets resulting from operations......    2,379,649       6,591,296
                                                              -----------    ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (516,575)       (367,948)
    Class B.................................................     (639,379)       (472,300)
    Class C.................................................       (4,295)         (1,667)
  From net realized gain on investments:
    Class A.................................................   (1,226,620)       (150,968)
    Class B.................................................   (1,980,907)       (288,307)
    Class C.................................................      (17,122)         (1,237)
  In excess of net investment income:
    Class A.................................................      (26,391)        (13,740)
    Class B.................................................      (32,665)        (17,636)
    Class C.................................................         (220)            (62)
  In excess of net realized gain on investments:
    Class A.................................................     (185,462)       (122,870)
    Class B.................................................     (299,507)       (234,649)
    Class C.................................................       (2,589)         (1,007)
                                                              -----------    ------------
      Total dividends and distributions to shareholders.....   (4,931,732)     (1,672,391)
                                                              -----------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    2,183,918       2,556,755
    Class B.................................................    3,299,744       6,640,161
    Class C.................................................      146,713         195,150
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................    1,936,863         640,350
    Class B.................................................    2,890,877         985,005
    Class C.................................................       18,176           1,461
                                                              -----------    ------------
                                                               10,476,291      11,018,882
  Cost of shares redeemed:
    Class A.................................................   (2,811,622)     (3,792,632)
    Class B.................................................  (10,149,695)    (13,814,138)
    Class C.................................................      (45,385)       (133,506)
                                                              -----------    ------------
      Decrease in net assets derived from capital share
       transactions.........................................   (2,530,411)     (6,721,394)
                                                              -----------    ------------
      Net decrease in net assets............................   (5,082,494)     (1,802,489)
NET ASSETS:
Beginning of year...........................................   54,755,087      56,557,576
                                                              -----------    ------------
End of year.................................................  $49,672,593    $ 54,755,087
                                                              ===========    ============
Accumulated distribution in excess of net investment income
  at end of year............................................  $   (59,276)   $    (31,438)
                                                              ===========    ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                 Class A
                                                    ------------------------------------------------------------------
                                                                                                          October 22*
                                                                Year ended December 31,                     through
                                                    ------------------------------------------------      December 31,
                                                        2000              1999              1998              1997
                                                    ------------      ------------      ------------      ------------
Net asset value at beginning of period........        $ 11.15           $ 10.18           $ 10.29           $ 10.00
                                                      -------           -------           -------           -------
Net investment income.........................           0.31              0.22              0.15              0.03
Net realized and unrealized gain (loss) on
  investments.................................           0.29              1.15             (0.10)             0.38
                                                      -------           -------           -------           -------
Total from investment operations..............           0.60              1.37              0.05              0.41
                                                      -------           -------           -------           -------
Less dividends and distributions:
  From net investment income..................          (0.31)            (0.22)            (0.15)            (0.03)
  From net realized gain on investments.......          (0.76)            (0.09)            (0.01)            (0.09)
  In excess of net investment income..........          (0.02)            (0.01)               --                --
  In excess of net realized gain on
    investments...............................          (0.11)            (0.08)               --                --
                                                      -------           -------           -------           -------
Total dividends and distributions.............          (1.20)            (0.40)            (0.16)            (0.12)
                                                      -------           -------           -------           -------
Net asset value at end of period..............        $ 10.55           $ 11.15           $ 10.18           $ 10.29
                                                      =======           =======           =======           =======
Total investment return (a)...................           5.78%            13.59%             0.52%             4.11%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.....................           2.76%             1.97%             1.49%             1.66%+
    Expenses..................................           1.82%             1.69%             1.79%             2.73%+
Portfolio turnover rate.......................            113%              122%              203%               29%
Net assets at end of period (in 000's)........        $19,278           $18,899           $17,946           $13,622

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Class B                                                         Class C
    ------------------------------------------------------------------      -------------------------------------------------
                                                          October 22*                                           September 1**
                Year ended December 31,                     through          Year ended        Year ended          through
    ------------------------------------------------      December 31,      December 31,      December 31,      December 31,
        2000              1999              1998              1997              2000              1999              1998
    ------------      ------------      ------------      ------------      ------------      ------------      -------------
      $ 11.13           $ 10.17           $ 10.29           $ 10.00            $11.13            $10.17            $ 9.15
      -------           -------           -------           -------            ------            ------            ------
         0.23              0.14              0.08              0.02              0.23              0.14              0.05
         0.30              1.14             (0.11)             0.38              0.30              1.14              1.03
      -------           -------           -------           -------            ------            ------            ------
         0.53              1.28             (0.03)             0.40              0.53              1.28              1.08
      -------           -------           -------           -------            ------            ------            ------
        (0.24)            (0.14)            (0.08)            (0.02)            (0.24)            (0.14)            (0.05)
        (0.76)            (0.09)            (0.01)            (0.09)            (0.76)            (0.09)            (0.01)
        (0.01)            (0.01)               --                --             (0.01)            (0.01)               --
        (0.11)            (0.08)               --                --             (0.11)            (0.08)               --
      -------           -------           -------           -------            ------            ------            ------
        (1.12)            (0.32)            (0.09)            (0.11)            (1.12)            (0.32)            (0.06)
      -------           -------           -------           -------            ------            ------            ------
      $ 10.54           $ 11.13           $ 10.17           $ 10.29            $10.54            $11.13            $10.17
      =======           =======           =======           =======            ======            ======            ======
         5.07%            12.64%            (0.27%)            4.04%             5.07%            12.64%            11.77%
         2.01%             1.22%             0.74%             0.91%+            2.01%             1.22%             0.74%+
         2.57%             2.44%             2.54%             3.48%+            2.57%             2.44%             2.54%+
          113%              122%              203%               29%              113%              122%              203%
      $30,134           $35,702           $38,528           $12,325            $  260            $  154            $   84

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Value Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on October 22, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum long-term total return from a combination of common stocks, convertible securities and high yield securities.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Notes to Financial Statements

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge

MainStay Strategic Value Fund

its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at December 31, 2000:

                                                              CONTRACT   CONTRACT      UNREALIZED
                                                               AMOUNT     AMOUNT     APPRECIATION/
              FOREIGN CURRENCY SALE CONTRACTS                   SOLD     PURCHASED    DEPRECIATION
              -------------------------------                 --------   ---------   --------------
Euro vs. U.S. Dollar, expiring 3/1/01.......................  E177,557   $157,942       $(9,214)

                                                              CONTRACT   CONTRACT
                                                               AMOUNT     AMOUNT
               FOREIGN CURRENCY BUY CONTRACT                  PURCHASED    SOLD
               -----------------------------                  ---------  ---------
Euro vs. U.S. Dollar, expiring 3/1/01.......................  E 57,358   $ 50,500         3,498
                                                                                     --------------
Net unrealized depreciation on foreign currency forward
  contracts.................................................                            $(5,716)
                                                                                        =======

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at December 31, 2000:

                                                               PRINCIPAL                          PERCENT
                                               ACQUISITION      AMOUNT/               12/31/00       OF
                  SECURITY                         DATE         SHARES       COST      VALUE     NET ASSETS
                  --------                    --------------   ---------   --------   --------   ----------
Electronic Retailing Systems
  International, Inc.
  8.00%, due 8/1/04 (a).....................  7/6/00-10/1/00   $  6,001    $    450   $    450      0.0%(b)
  10.00%, due 8/1/01 (a)....................  7/6/00-10/1/00      6,029       2,306      2,306      0.0(b)
  Preferred Stock Series A-1 (a)............         5/20/98         47           1          1      0.0(b)
FRI-MRD Corp.
  15.00%, due 1/24/02.......................  8/12/97-4/3/98    250,000     251,744    212,500      0.4
Genesis Health Ventures, Inc.
  Bank debt, Term Loan B
  9.66%, due 9/30/04........................         5/24/00      6,325       3,752      3,795      0.0(b)
  Bank debt, Term Loan C
  9.91%, due 6/1/05.........................         5/24/00      6,129       3,681      3,677      0.0(b)
Multicare Companies, Inc. (The)
  Bank debt, Term Loan B
  9.51%, due 9/30/04........................         5/24/00      5,296       3,144      3,040      0.0(b)
  Bank debt, Term Loan C
  10.35%, due 6/1/05........................         5/24/00      1,921       1,115      1,103      0.0(b)
Synthetic Industries, Inc.
  Bridge Loan
  13.00%, due 12/14/00......................        12/14/99     75,000      75,000     72,000      0.2
Pacific & Atlantic (Holdings), Inc.
  Preferred Stock
  7.50%, Class A............................          2/4/00      4,453      30,637     22,265      0.0(b)
                                                                           --------   --------      ---
                                                                           $371,830   $321,137      0.6%
                                                                           ========   ========      ===

-------

     PIK ("Payment in Kind")--interest payment is made with
(a)  additional shares.
(b)  Less than one tenth of a percent.

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $173,175 and are being amortized over a period not to exceed 60 months beginning at the commencement of operations.

MainStay Strategic Value Fund

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. Permanent book/tax differences of $62,744, $7,330, $37,905 and $32,169 are decreases to accumulated distribution in excess of net investment income, accumulated distribution in excess of net realized gain on investments, accumulated undistributed net realized gain on foreign currency and additional paid-in capital. These book/tax differences are due to certain expenses being nondeductible for tax purposes, the recharacterization of distributions and the tax treatment of foreign currency gains.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund estimates that the initial adjustment required upon adoption of premium amortization will decrease the recorded cost of its investments (but not their market value) by approximately $5,294. Additionally, had this principle been in effect during the fiscal year ended December 31, 2000, the Fund estimates that net investment income would have decreased by less than $0.01 per share (0.01% of net assets) and realized and unrealized loss per share would have decreased by the same amount.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

MainStay Strategic Value Fund

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), served as the Fund's manager pursuant to a management agreement and provided offices and conducted clerical, recordkeeping and bookkeeping services, and kept most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets. For the year ended December 31, 2000, the Manager earned $371,319.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager paid the Subadvisor a monthly fee at the annual rate of 0.375% of the average daily net assets of the Fund.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate of MainStay Management LLC and under the common control of New York Life, was substituted in place of MainStay Management LLC as the Fund's investment adviser. Under the Substitution Agreement among MainStay Management LLC, NYLIM and the Fund, NYLIM has assumed all of the interests, rights and responsibilities of MainStay Management LLC under the Management and Sub-Advisory Agreements to which it is a party. The terms and conditions of these agreements, including management fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Fund and the investment process used by NYLIM is identical to that which was used by MainStay Management LLC.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $443 for the year ended December 31, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $104, $76,362 and $168, respectively, for the year ended December 31, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2000, amounted to $169,287.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 2000, New York Life held shares of Class B with a net asset value of $11,307,117 which represents 37.5% of the Class B net assets at year end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $629 for the year ended December 31, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $19,837 for the year ended December 31, 2000.

NOTE 4--FEDERAL INCOME TAX:

The Fund has elected to treat for federal income tax purposes approximately $126,559 of qualifying realized capital gains and foreign exchange gains that arose during the year (after October 31, 2000) as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2000, purchases and sales of securities, other than short-term securities, were $53,635 and $59,863, respectively.

MainStay Strategic Value Fund

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       YEAR ENDED                        YEAR ENDED
                                                    DECEMBER 31, 2000                 DECEMBER 31, 1999
                                               ---------------------------       ---------------------------
                                               CLASS A   CLASS B   CLASS C       CLASS A   CLASS B   CLASS C
                                               -------   -------   -------       -------   -------   -------
Shares sold..................................    200       300       13            229        601       18
Shares issued in reinvestment of dividends
  and distributions..........................    187       279        2             59         91       --(a)
                                                ----      ----       --           ----     ------      ---
                                                 387       579       15            288        692       18
Shares redeemed..............................   (255)     (927)      (4)          (356)    (1,274)     (12)
                                                ----      ----       --           ----     ------      ---
Net increase (decrease)......................    132      (348)      11            (68)      (582)       6
                                                ====      ====       ==           ====     ======      ===

-------

(a)  Less than one thousand shares.

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of The MainStay Strategic Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Strategic Value Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Contact your investment professional for a free prospectus containing more information, including advisory fees, risks, other expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANT          Trustee
JEFFERSON C. BOYCE        Senior Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of December 31, 2000.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
YNot FDIC insured. Y No bank guarantee. Y May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSST11-02/01

RECYCLE.LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Strategic Value Fund

    ANNUAL REPORT

    DECEMBER 31, 2000

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Blue Chip Growth
                                                              Fund versus S&P 500 Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               23
                                                              The MainStay(R) Funds                           24

                       This page intentionally left blank

President's Letter

The year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations of technology stocks had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Throughout 2000, the strength of the U.S. dollar versus other currencies made international investing challenging for U.S. investors. A fourth-quarter rally in the euro could signal a turnaround, but only time will tell.

Despite this volatility, MainStay(R) shareholders enjoyed the confidence of knowing that throughout the year, their Funds were consistently managed with well-defined investment disciplines. Seeking to avoid any hint of style drift, each of our portfolio managers rigorously adhered to an investment process that doesn't change, even when the markets shift. MainStay shareholders knew they could depend on our unwavering commitment to integrity and service--in our Fund management, accounting, reporting, and shareholder communications.

This annual report details the events that affected your MainStay investment during the 12 months ended December 31, 2000. The portfolio manager commentary gives you an inside look at the market forces and management decisions that affected your Fund's strategic direction and investment results. If you have questions, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2001

$10,000 Invested in MainStay
Blue Chip Growth Fund versus
S&P 500 Index and Inflation

CLASS A SHARES Total Returns: 1 Year -14.85%, Since Inception 14.04%

                                                   MAINSTAY BLUE CHIP
                                                       GROWTH FUND               S&P 500 INDEX*             INFLATION (CPI)+
                                                   ------------------            --------------             ----------------
6/1/98                                                   9450.00                    10000.00                    10000.00
6/98                                                     9809.00                    10406.00                    10006.00
9/98                                                     8524.00                     9371.00                    10043.00
12/98                                                   11000.00                    11367.00                    10098.00
3/99                                                    11794.00                    11934.00                    10135.00
6/99                                                    12616.00                    12776.00                    10209.00
9/99                                                    12493.00                    11978.00                    10313.00
12/99                                                   15593.00                    13760.00                    10368.00
3/00                                                    16878.00                    14075.00                    10516.00
6/00                                                    16793.00                    13701.00                    10583.00
9/00                                                    15876.00                    13568.00                    10657.00
12/00                                                   14050.00                    12507.00                    10712.00

CLASS B SHARES Total Returns: 1 Year -15.02%, Since Inception 14.84%

                                                   MAINSTAY BLUE CHIP
                                                       GROWTH FUND               S&P 500 INDEX*             INFLATION (CPI)+
                                                   ------------------            --------------             ----------------
6/1/98                                                  10000.00                    10000.00                    10000.00
6/98                                                    10380.00                    10406.00                    10006.00
9/98                                                     9010.00                     9371.00                    10043.00
12/98                                                   11600.00                    11367.00                    10098.00
3/99                                                    12420.00                    11934.00                    10135.00
6/99                                                    13260.00                    12776.00                    10209.00
9/99                                                    13110.00                    11978.00                    10313.00
12/99                                                   16330.00                    13760.00                    10368.00
3/00                                                    17640.00                    14075.00                    10516.00
6/00                                                    17520.00                    13701.00                    10583.00
9/00                                                    16530.00                    13568.00                    10657.00
12/00                                                   14308.00                    12507.00                    10712.00

CLASS C SHARES Total Returns: 1 Year -11.44%, Since Inception 15.76%

                                                   MAINSTAY BLUE CHIP
                                                       GROWTH FUND               S&P 500 INDEX*             INFLATION (CPI) +
                                                   ------------------            --------------             -----------------
6/1/98                                                  10000.00                    10000.00                    10000.00
6/98                                                    10380.00                    10406.00                    10006.00
9/98                                                     9010.00                     9371.00                    10043.00
12/98                                                   11600.00                    11367.00                    10098.00
3/99                                                    12420.00                    11934.00                    10135.00
6/99                                                    13260.00                    12776.00                    10209.00
9/99                                                    13110.00                    11978.00                    10313.00
12/99                                                   16330.00                    13760.00                    10368.00
3/00                                                    17640.00                    14075.00                    10516.00
6/00                                                    17520.00                    13701.00                    10583.00
9/00                                                    16530.00                    13568.00                    10657.00
12/00                                                   14608.00                    12507.00                    10712.00

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B share performance reflects a contingent deferred sales charge
  (CDSC) of 3%. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

For the year ended 12/31/00, the U.S. equity market posted its worst returns since 1981. The economy, corporate earnings, interest rates, inflation, the euro, energy prices, and the presidential election all took a toll on market performance.

Economic growth, which has been key to the strength of the U.S. stock market for the last several years, slowed sharply in the second half of 2000. Gross domestic product rose from 4.8% in the first quarter to 5.6% in the second, then dropped to just 2.2% in the third quarter and is expected to be less than 2.0% for the fourth quarter.

For many companies, high earnings-growth estimates came into question, and third-quarter earnings releases included many disappointments. By mid-December, many Wall Street economists were calling for immediate rate cuts and were warning of a possible recession. After a series of interest-rate hikes through May of 2000, the Federal Reserve held interest rates steady through the balance of the year, but in an unprecedented move on December 19, 2000, it shifted directly from a tightening bias to suggesting an easing bias.

Throughout most of the year, the plunging euro depressed profits for many U.S.-based multinational companies, by making U.S. exports more expensive for European customers. Rapidly rising energy prices also impacted profits of U.S. companies. Oil prices hit a 10-year high in the third quarter, causing an estimated $50 billion to be taken out of consumers' pockets worldwide. The long and protracted battle over the U.S. presidential election only added to fourth-quarter market jitters.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, MainStay Blue Chip Growth Fund returned -9.89% for Class A shares and -10.55% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the average Lipper(1) large-cap growth fund, which returned -16.25% for the same period. All share classes underperformed the S&P 500 Index,(2) which returned -9.10% for the year.

The Fund's strong performance relative to its peers resulted primarily from strict adherence to its growth-at-a-reasonable-price investment philosophy and to effective sector allocation. We began the year on a cautious note, understanding that the prior five years of double-digit returns might be difficult to sustain. Prices were high and expectations for dot.com stocks were especially high, so we decided to cut back on the Fund's technology holdings in January and February. The Fund was rewarded for this decision in March and April, when technology stocks began their precipitous fall.


-------
(1) See footnote and table on page 9 for more information about Lipper Inc.
(2) See footnote on page 5 for more information about the S&P 500 Index.

YEAR-BY-YEAR PERFORMANCE

[YEAR-BY-YEAR PERFORMANCE BAR GRAPH]

12/98                                                                            16.4
-----                                                                            ----
12/99                                                                            41.75
12/00                                                                            -9.89
12/98                                                                            16.00
12/99                                                                            40.78
12/00                                                                           -10.55

During the third quarter, we took advantage of declining prices by adding to a number of Fund holdings. By the end of the fourth quarter, we reduced the Fund's pharmaceutical positions and once again overweighted technology. The Fund was also overweighted in the financial and media sectors at year-end.

EFFECTIVE SECURITY SELECTION

The Fund's financial holdings were laggards in the first quarter of 2000, but they proved to be the portfolio's best performers for the year. State Street, a leading provider of financial services to mutual funds and other institutional investors, was up 70% for the year.(3) The company recently left the corporate lending business and is focusing on its custodial and investment management operations. Merrill Lynch, a leading provider of financial services in brokerage and investment banking, was up 64% for the year. Northern Trust, up 54% for the year, is one of an elite group of institutions with a major presence in the wealth-management market for high net-worth families and individuals. Mellon Financial, one of the largest asset managers in the country and recently under new management, was up 44% for the annual period. In this same sector, we sold Paine Webber after its share price rose with a July agreement by UBS to purchase the company.

The Fund's fifth best-performing stock was Pfizer, up 42% for the 12 months ended 12/31/00. Pfizer, a diversified consumer-products and pharmaceuticals company, recently completed its acquisition of Warner-Lambert. The combined company has a $4 billion research budget, which we believe bodes well for its long-term growth.


-------
(3) Returns reflect performance for the 12-month period ended 12/31/00.

Our timing strategy for each of these positions worked well for the Fund. We bought each when it was undervalued and sold off some holdings at year-end, believing that a stellar performance in 2000 may limit upside potential in 2001.

During the year, the worst-performing stocks in the Fund were in the technology sector. Dell, down 66%, was hurt by earnings disappointments. Microsoft, down 63%, continued to be battered by antitrust problems. Motorola, down 59%, faced concerns over its handset operating margins. While these companies negatively impacted Fund performance in 2000, each is a leader in the information-age economy, and we added to the Fund's technology positions after the sector declined.

We also made several strategic shifts within the Fund's technology and media holdings throughout the year. In January and February, we reduced the Fund's commitments to Texas Instruments, Cisco Systems, Corning, EMC, Sun Microsystems, and QUALCOMM. We sold Sunstrand at a profit in February, when it was acquired by United Technologies. By July, we also sold Gannett, which was buying Central Newspapers. In the third quarter, we took advantage of declining prices in a number of Fund holdings and added to positions in Time Warner, Sun Microsystems, and Analog Devices.

LOOKING AHEAD

Our longer-term outlook for the broad-based U.S. equity market is positive for several reasons. Oil prices appear to have stabilized and will likely trend lower in 2001 as increased production comes to market. The U.S. dollar has recently weakened against the euro, which we believe may foreshadow improvements in the balance-of-trade deficit and better earnings for U.S.-based multinationals. Although George W. Bush won the narrowest of victories and Congress is almost evenly split along party lines, we believe some tax relief may be on the horizon.

By year-end 2000, equity valuations seemed to be more reasonable across the board, and overly optimistic earnings estimates are rapidly being reduced to reflect current economic realities. This should limit widespread earnings disappointments going forward and eventually result in some pleasant earnings surprises. Such pleasant surprises, in turn, would help to renew investor confidence.

Whatever the market brings, the Fund will continue to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income will remain a secondary investment objective.

Howard Ward
Portfolio Manager
Gabelli Asset Management Company

Returns and Lipper Rankings as of 12/31/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                   SINCE INCEPTION
                       1 YEAR      THROUGH 12/31/00
    Class A            -9.89%           16.55%
    Class B           -10.55%           15.76%
    Class C           -10.55%           15.76%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                  SINCE INCEPTION
                      1 YEAR      THROUGH 12/31/00
    Class A           -14.85%          14.04%
    Class B           -15.02%          14.84%
    Class C           -11.44%          15.76%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/00

                                   SINCE INCEPTION
                       1 YEAR      THROUGH 12/31/00
    Class A          124 out of      95 out of
                     549 funds       371 funds
    Class B          132 out of      110 out of
                     549 funds       371 funds
    Class C          132 out of      93 out of
                     549 funds       389 funds
    Average Lipper
    large-cap
    growth fund       -16.25%          13.61%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
12/31/00

             NAV 12/31/00   INCOME    CAPITAL GAINS
    Class A     $14.43      $0.0000      $0.4424
    Class B     $14.17      $0.0000      $0.4424
    Class C     $14.17      $0.0000      $0.4424

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/00. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/00.

The preceding pages have not been audited.

MainStay Blue Chip Growth Fund


                                   SHARES           VALUE
-------------------------------------------------------------
COMMON STOCKS (99.5%)+

BANKS (12.9%)
Mellon Financial Corp. ........    582,600       $ 28,656,638
Northern Trust Corp. ..........    134,600         10,978,312
State Street Corp. ............    212,500         26,394,625
                                                 ------------
                                                   66,029,575
                                                 ------------

BROADCAST/MEDIA (3.3%)
Clear Channel Communications,
 Inc. (a)......................    228,700         11,077,656
Comcast Corp. Class A (a)......    140,000          5,845,000
                                                 ------------
                                                   16,922,656
                                                 ------------
COMMUNICATIONS--EQUIPMENT (18.0%)
Cisco Systems, Inc. (a)........    339,600         12,989,700
Corning Inc. ..................    135,000          7,129,687
General Motors Corp. Class H
 (a)...........................    465,000         10,695,000
Nokia Corp. ADR (b)............    135,000          5,872,500
Nortel Networks Corp. .........    315,000         10,099,688
QUALCOMM Inc. (a)..............    215,000         17,670,312
Tellabs, Inc. (a)..............    480,000         27,120,000
                                                 ------------
                                                   91,576,887
                                                 ------------
COMPUTER SOFTWARE & SERVICES (3.9%)
America Online, Inc. (a).......    160,000          5,568,000
Automatic Data Processing,
 Inc. .........................    155,400          9,838,762
Microsoft Corp. (a)............    100,000          4,350,000
                                                 ------------
                                                   19,756,762
                                                 ------------

COMPUTER SYSTEMS (3.7%)
Dell Computer Corp. (a)........    336,200          5,862,487
EMC Corp. (a)..................     79,200          5,266,800
Hewlett-Packard Co. ...........    110,000          3,471,875
Sun Microsystems, Inc. (a).....    153,000          4,264,875
                                                 ------------
                                                   18,866,037
                                                 ------------

ELECTRICAL EQUIPMENT (1.8%)
Emerson Electric Co. ..........    115,000          9,063,438
                                                 ------------

ELECTRONICS--SEMICONDUCTORS (11.9%)
Analog Devices, Inc. (a).......    330,000         16,891,875
Intel Corp. ...................    398,000         12,039,500
Motorola, Inc. ................    637,000         12,899,250
Texas Instruments Inc. ........    395,000         18,713,125
                                                 ------------
                                                   60,543,750
                                                 ------------
-------------------------------------------------------------

                                   SHARES           VALUE
-------------------------------------------------------------

ENTERTAINMENT (3.3%)
Time Warner Inc. ..............     98,000       $  5,119,520
Viacom Inc. Class B (a)........    248,728         11,628,034
                                                 ------------
                                                   16,747,554
                                                 ------------

FINANCE (1.1%)
Stilwell Financial Inc. .......    141,000          5,560,688
                                                 ------------

HEALTH CARE--DRUGS (11.7%)
Lilly (Eli) & Co. .............    116,000         10,795,250
Merck & Co., Inc. .............    105,600          9,886,800
Pfizer Inc. ...................    536,250         24,667,500
Schering-Plough Corp. .........    250,000         14,187,500
                                                 ------------
                                                   59,537,050
                                                 ------------

HEALTH CARE--MEDICAL PRODUCTS (2.6%)
Baxter International Inc. .....    152,200         13,441,163
                                                 ------------

HEALTH CARE--MISCELLANEOUS
 (3.0%)
Amgen Inc. (a).................     77,500          4,955,156
Johnson & Johnson..............     98,000         10,296,125
                                                 ------------
                                                   15,251,281
                                                 ------------

INSURANCE (4.1%)
Marsh & McLennan Cos., Inc. ...    177,000         20,709,000
                                                 ------------

INVESTMENT BANK/BROKERAGE
 (4.4%)
Goldman Sachs Group, Inc.
 (The).........................     71,000          7,592,563
Merrill Lynch & Co., Inc. .....    140,400          9,573,525
Schwab (Charles) Corp. (The)...    186,000          5,277,750
                                                 ------------
                                                   22,443,838
                                                 ------------

PUBLISHING (3.9%)
Dow Jones & Co., Inc. .........    105,000          5,945,625
McGraw-Hill Cos., Inc. (The)...    151,900          8,905,138
New York Times Co. (The) Class
 A.............................    129,000          5,168,062
                                                 ------------
                                                   20,018,825
                                                 ------------
RETAIL (3.8%)
Home Depot, Inc. (The).........    271,250         12,392,734
Tiffany & Co. .................    222,000          7,020,750
                                                 ------------
                                                   19,413,484
                                                 ------------

SPECIALIZED SERVICES (3.0%)
Interpublic Group of Cos., Inc.
 (The).........................    233,600          9,942,600
Omnicom Group Inc. ............     66,000          5,469,750
                                                 ------------
                                                   15,412,350
                                                 ------------

+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2000


                                   SHARES           VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS--LONG DISTANCE (1.0%)
Vodafone Group PLC ADR (b).....    140,000       $  5,013,750
                                                 ------------

TELEPHONE (2.1%)
Qwest Communications
 International Inc. (a)........    260,864         10,695,424
                                                 ------------
Total Common Stocks (Cost
 $497,187,621).................                   507,003,512
                                                 ------------
                                 PRINCIPAL
                                    AMOUNT
                                 ---------

SHORT-TERM INVESTMENT (0.6%)

REPURCHASE AGREEMENT (0.6%)
State Street Bank and Trust
 Company, 5.95%, due 1/2/01,
 with a maturity value of
 $2,892,911
 (Collateralized by $3,015,000
 U.S. Treasury Note, 4.75%,
 due 11/15/08, market
 value--$2,950,907)............  $2,891,000         2,891,000
                                                 ------------
Total Short-Term Investment
 (Cost $2,891,000).............                     2,891,000
                                                 ------------
Total Investments
 (Cost $500,078,621) (c).......      100.1%       509,894,512(d)
Liabilities in Excess of Cash
 and Other Assets..............       (0.1)          (490,516)
                                     -----       ------------
Net Assets.....................      100.0%      $509,403,996
                                     =====       ============

-------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) The cost for federal income tax purposes is $500,189,614.
(d) At December 31, 2000, net unrealized appreciation was $9,704,898, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $79,195,853 and aggre-gate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $69,490,955.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2000

ASSETS:
Investment in securities, at value (identified cost
  $500,078,621).............................................       $509,894,512
Cash........................................................                613
Receivables:
  Fund shares sold..........................................          1,645,382
  Dividends and interest....................................            360,109
Unamortized organization expense............................             32,651
                                                                   ------------
        Total assets........................................        511,933,267
                                                                   ------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................          1,206,981
  MainStay Management.......................................            438,531
  NYLIFE Distributors.......................................            305,836
  Transfer agent............................................            299,857
  Custodian.................................................             32,667
  Trustees..................................................              4,232
Accrued expenses............................................            241,167
                                                                   ------------
        Total liabilities...................................          2,529,271
                                                                   ------------
Net assets..................................................       $509,403,996
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     79,041
  Class B...................................................            263,780
  Class C...................................................             15,294
Additional paid-in capital..................................        510,138,014
Accumulated distributions in excess of net realized gain....        (10,908,024)
Net unrealized appreciation on investments..................          9,815,891
                                                                   ------------
Net assets..................................................       $509,403,996
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $114,088,133
                                                                   ============
Shares of beneficial interest outstanding...................          7,904,140
                                                                   ============
Net asset value per share outstanding.......................       $      14.43
Maximum sales charge (5.50% of offering price)..............               0.84
                                                                   ------------
Maximum offering price per share outstanding................       $      15.27
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $373,651,618
                                                                   ============
Shares of beneficial interest outstanding...................         26,378,002
                                                                   ============
Net asset value and offering price per share outstanding....       $      14.17
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 21,664,245
                                                                   ============
Shares of beneficial interest outstanding...................          1,529,374
                                                                   ============
Net asset value and offering price per share outstanding....       $      14.17
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  3,355,953
  Interest..................................................       401,738
                                                              ------------
    Total income............................................     3,757,691
                                                              ------------
Expenses:
  Management................................................     4,764,955
  Distribution--Class B.....................................     2,665,818
  Distribution--Class C.....................................       121,189
  Transfer agent............................................     1,413,553
  Service--Class A..........................................       262,237
  Service--Class B..........................................       888,606
  Service--Class C..........................................        40,396
  Registration..............................................       180,788
  Shareholder communication.................................       117,950
  Recordkeeping.............................................        74,315
  Custodian.................................................        65,601
  Professional..............................................        53,127
  Trustees..................................................        14,209
  Amortization of organization expense......................        13,549
  Miscellaneous.............................................        30,072
                                                              ------------
    Total expenses..........................................    10,706,365
                                                              ------------
Net investment loss.........................................    (6,948,674)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................     3,707,171
Net change in unrealized appreciation on investments........   (64,370,823)
                                                              ------------
Net realized and unrealized loss on investments.............   (60,663,652)
                                                              ------------
Net decrease in net assets resulting from operations........  $(67,612,326)
                                                              ============


-------
(a)  Dividends recorded net of foreign withholding taxes of $9,525.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2000           1999
                                                              ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $(6,948,674)   $ (2,426,634)
  Net realized gain on investments..........................    3,707,171       1,764,358
  Net change in unrealized appreciation (depreciation) on
    investments.............................................  (64,370,823)     65,187,327
                                                              ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................  (67,612,326)     64,525,051
                                                              ------------   ------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................   (3,022,497)             --
    Class B.................................................  (10,001,484)             --
    Class C.................................................     (579,207)             --
  In excess of net realized gain on investments:
    Class A.................................................     (385,762)             --
    Class B.................................................   (1,276,384)             --
    Class C.................................................      (73,958)             --
                                                              ------------   ------------
        Total distributions to shareholders.................  (15,339,292)             --
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   89,372,332      37,384,835
    Class B.................................................  261,906,704     156,652,762
    Class C.................................................   20,901,258       6,104,796
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................    3,169,806              --
    Class B.................................................   10,834,995              --
    Class C.................................................      468,887              --
                                                              ------------   ------------
                                                              386,653,982     200,142,393
  Cost of shares redeemed:
    Class A.................................................  (26,757,986)     (5,530,974)
    Class B.................................................  (60,780,204)    (20,500,753)
    Class C.................................................   (3,123,610)       (230,860)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................   295,992,182    173,879,806
                                                              ------------   ------------
      Net increase in net assets............................   213,040,564    238,404,857
NET ASSETS:
Beginning of year...........................................   296,363,432     57,958,575
                                                              ------------   ------------
End of year.................................................  $509,403,996   $296,363,432
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                      Class A
                                                                  ------------------------------------------------
                                                                                                        June 1*
                                                                   Year ended        Year ended         through
                                                                  December 31,      December 31,      December 31,
                                                                      2000              1999              1998
                                                                  ------------      ------------      ------------
Net asset value at beginning of period......................        $  16.50          $ 11.64           $ 10.00
                                                                    --------          -------           -------
Net investment loss (a).....................................           (0.14)           (0.13)            (0.07)
Net realized and unrealized gain (loss) on investments......           (1.49)            4.99              1.71
                                                                    --------          -------           -------
Total from investment operations............................           (1.63)            4.86              1.64
                                                                    --------          -------           -------
Less distributions to shareholders:
  From net realized gain on investments.....................           (0.39)              --                --
  In excess of net realized gain on investments.............           (0.05)              --                --
                                                                    --------          -------           -------
Total distributions to shareholders.........................           (0.44)              --                --
                                                                    --------          -------           -------
Net asset value at end of period............................        $  14.43          $ 16.50           $ 11.64
                                                                    ========          =======           =======
Total investment return (b).................................           (9.89%)          41.75%            16.40%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss.....................................           (0.87%)          (1.02%)           (1.66%)+
    Expenses................................................            1.66%            1.76%             2.34%+
Portfolio turnover rate.....................................              46%              43%               21%
Net assets at end of period (in 000's)......................        $114,088          $66,326           $19,361

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        Class B                                                Class C
    ------------------------------------------------      -------------------------------------------------
                                          June 1*                                             September 1**
     Year ended        Year ended         through          Year ended        Year ended          through
    December 31,      December 31,      December 31,      December 31,      December 31,      December 31,
        2000              1999              1998              2000              1999              1998
    ------------      ------------      ------------      ------------      ------------      -------------
      $  16.33          $  11.60          $ 10.00           $ 16.33            $11.60            $ 8.60
      --------          --------          -------           -------            ------            ------
         (0.26)            (0.23)           (0.10)            (0.26)            (0.23)            (0.06)
         (1.46)             4.96             1.70             (1.46)             4.96              3.06
      --------          --------          -------           -------            ------            ------
         (1.72)             4.73             1.60             (1.72)             4.73              3.00
      --------          --------          -------           -------            ------            ------
         (0.39)               --               --             (0.39)               --                --
         (0.05)               --               --             (0.05)               --                --
      --------          --------          -------           -------            ------            ------
         (0.44)               --               --             (0.44)               --                --
      --------          --------          -------           -------            ------            ------
      $  14.17          $  16.33          $ 11.60           $ 14.17            $16.33            $11.60
      ========          ========          =======           =======            ======            ======
        (10.55%)           40.78%           16.00%           (10.55%)           40.78%            34.88%
         (1.62%)           (1.77%)          (2.41%)+          (1.62%)           (1.77%)           (2.41%)+
          2.41%             2.51%            3.09%+            2.41%             2.51%             3.09%+
            46%               43%              21%               46%               43%               21%
      $373,652          $222,904          $38,478           $21,664            $7,133            $  120

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Blue Chip Growth Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Blue Chip Growth Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income is a secondary investment objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers

Notes to Financial Statements


NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

REPURCHASE AGREEMENTS. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,553 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may

MainStay Blue Chip Growth Fund


differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for Federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. Permanent book-tax differences of $6,948,674 and $6,949,798 are decreases to accumulated net investment loss and additional paid-in capital, respectively. In addition, accumulated distributions in excess of net realized gain has been decreased by $1,124. These book-tax differences are due primarily to net investment loss incurred by the Fund in 2000.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), served as the Fund's manager pursuant to a management agreement and provided offices and conducted clerical, recordkeeping and bookkeeping services, and kept most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Gabelli Asset Management Company ("GAMCO") (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the year ended December 31, 2000, the Manager earned $4,764,955.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and GAMCO, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% on assets up to $500 million, and 0.40% on assets in excess of $500 million.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate of MainStay Management LLC and under the common control of New York Life, was substituted in place of MainStay Management LLC as the Fund's investment adviser. Under the Substitution Agreement among MainStay Management LLC, NYLIM and the Fund, NYLIM has assumed all of the interests, rights and responsibilities of MainStay Management LLC under the Management and Sub-Advisory Agreements to which it is a party. The terms and conditions of these agreements, including management fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Fund and the investment process used by NYLIM is identical to that which was used by MainStay Management LLC.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $52,328 for the year ended December 31, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $10,355, $417,700 and $7,623, respectively, for the year ended December 31, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2000, amounted to $1,413,553.

MainStay Blue Chip Growth Fund


TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 2000, New York Life held shares of Class A with a net asset value of $13,381,064, which represents 11.7% of the Class A net assets at year end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $4,527 for the year ended December 31, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $74,315 for the year ended December 31, 2000.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes $10,797,031 of qualifying capital losses that arose during the year after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2000, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were $493,763 and $213,351, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                        YEAR ENDED                    YEAR ENDED
                                                     DECEMBER 31, 2000             DECEMBER 31, 1999
                                                ---------------------------   ---------------------------
                                                CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                                -------   -------   -------   -------   -------   -------
Shares sold...................................   5,292    15,641     1,249     2,768    11,864      444
Shares issued in reinvestment of
  distributions...............................     217       757        33        --        --       --
                                                ------    ------     -----     -----    ------      ---
                                                 5,509    16,398     1,282     2,768    11,864      444
Shares redeemed...............................  (1,625)   (3,673)     (190)     (411)   (1,528)     (17)
                                                ------    ------     -----     -----    ------      ---
Net increase..................................   3,884    12,725     1,092     2,357    10,336      427
                                                ======    ======     =====     =====    ======      ===

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of The MainStay Blue Chip Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Blue Chip Growth Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Contact your investment professional for a free prospectus containing more information, including advisory fees, risks, other expenses, and share classes. Please read the prospectus carefully before you invest or send money.

                       This page intentionally left blank

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of December 31, 2000.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
 Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLife Distributors Inc. All rights reserved. MSBC11-02/01.

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Blue Chip Growth Fund

    ANNUAL REPORT
    DECEMBER 31, 2000

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Equity Income
                                                              Fund versus Lipper Equity Income Fund Index,
                                                              Russell 1000 Value Index, and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               24
                                                              The MainStay(R) Funds                           25

                       This page intentionally left blank

President's Letter

The year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations of technology stocks had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Throughout 2000, the strength of the U.S. dollar versus other currencies made international investing challenging for U.S. investors. A fourth-quarter rally in the euro could signal a turnaround, but only time will tell.

Despite this volatility, MainStay(R) shareholders enjoyed the confidence of knowing that throughout the year, their Funds were consistently managed with well-defined investment disciplines. Seeking to avoid any hint of style drift, each of our portfolio managers rigorously adhered to an investment process that doesn't change, even when the markets shift. MainStay shareholders knew they could depend on our unwavering commitment to integrity and service--in our Fund management, accounting, reporting, and shareholder communications.

This annual report details the events that affected your MainStay investment during the 12 months ended December 31, 2000. The portfolio manager commentary gives you an inside look at the market forces and management decisions that affected your Fund's strategic direction and investment results. If you have questions, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2001

$10,000 Invested in MainStay Equity
Income Fund versus Lipper Equity Income
Fund Index, Russell 1000 Value Index,
and Inflation

CLASS A SHARES Total Returns: 1 Year 16.04%, Since Inception 17.25% [CLASS A SHARE LINE GRAPH]

                                          MAINSTAY EQUITY         LIPPER EQUITY        RUSSELL 1000 VALUE
PERIOD END                                  INCOME FUND         INCOME FUND INDEX*           INDEX+           INFLATION (CPI)++
----------                                ---------------       ------------------     ------------------     -----------------
6/1/98                                     $   9,450.00            $  10,000.00             $ 10,000.00            $  10,000.00
6/98                                           9,478.00               10,081.00               10,128.00               10,006.00
9/98                                           9,057.00                9,081.00                8,955.00               10,043.00
12/98                                          9,829.00               10,282.00               10,442.00               10,098.00
3/99                                          10,528.00               10,292.00               10,591.00               10,135.00
6/99                                          12,520.00               11,211.00               11,786.00               10,209.00
9/99                                          11,844.00               10,295.00               10,631.00               10,313.00
12/99                                         12,296.00               10,713.00               11,208.00               10,368.00
3/00                                          12,717.00               10,626.00               11,262.00               10,516.00
6/00                                          12,980.00               10,474.00               10,734.00               10,583.00
9/00                                          14,342.00               11,128.00               11,577.00               10,657.00
12/00                                         15,099.00               11,511.00               11,994.00               10,712.00

CLASS B SHARES Total Returns: 1 Year 16.83%, Since Inception 18.04% [CLASS B SHARES LINE GRAPH]

                                          MAINSTAY EQUITY         LIPPER EQUITY        RUSSELL 1000 VALUE
PERIOD END                                  INCOME FUND         INCOME FUND INDEX*           INDEX+           INFLATION (CPI)++
----------                                ---------------       ------------------     ------------------     -----------------
6/1/98                                    $    10,000            $     10,000             $    10,000           $      10,000
6/98                                           10,030                  10,081                  10,128                  10,006
9/98                                            9,558                   9,081                   8,955                  10,043
12/98                                          10,356                  10,282                  10,442                  10,098
3/99                                           11,076                  10,292                  10,591                  10,135
6/99                                           13,146                  11,211                  11,786                  10,209
9/99                                           12,406                  10,295                  10,631                  10,313
12/99                                          12,857                  10,713                  11,208                  10,368
3/00                                           13,266                  10,626                  11,262                  10,516
6/00                                           13,516                  10,474                  10,734                  10,583
9/00                                           14,914                  11,128                  11,577                  10,657
12/00                                          15,363                  11,511                  11,994                  10,712

CLASS C SHARES Total Returns: 1 Year 20.83%, Since Inception 18.93% [CLASS C SHARES LINE GRAPH]

                                          MAINSTAY EQUITY         LIPPER EQUITY        RUSSELL 1000 VALUE
PERIOD END                                  INCOME FUND         INCOME FUND INDEX*           INDEX+           INFLATION (CPI)++
----------                                ---------------       ------------------     ------------------     -----------------
6/1/98                                     $   10,000           $      10,000           $      10,000        $         10,000
6/98                                           10,030                  10,081                  10,128                  10,006
9/98                                            9,558                   9,081                   8,955                  10,043
12/98                                          10,356                  10,282                  10,442                  10,098
3/99                                           11,076                  10,292                  10,591                  10,135
6/99                                           13,146                  11,211                  11,786                  10,209
9/99                                           12,406                  10,295                  10,631                  10,313
12/99                                          12,857                  10,713                  11,208                  10,368
3/00                                           13,266                  10,626                  11,262                  10,516
6/00                                           13,516                  10,474                  10,734                  10,583
9/00                                           14,914                  11,128                  11,577                  10,657
12/00                                          15,663                  11,511                  11,994                  10,712

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B share performance reflects a contingent deferred sales charge
  (CDSC) of 3%. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Lipper Equity Income Fund Index is an unmanaged equally weighted index of the thirty largest funds in the Lipper equity income fund universe. Lipper Inc. is an independent monitor of mutual fund performance. Results reflect total returns with capital gains and dividends reinvested, and do not reflect any deduction of sales charges. You cannot invest directly in an index.

(+) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(++) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

-------
(1) The Nasdaq Composite Index is an unmanaged, market-value weighted index that measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. An investment cannot be made directly into an index.

(2) See footnote and table on page 9 for more information about Lipper Inc.

(3) See footnote on page 5 for more information about the Russell 1000(R) Value Index.

(4) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

(5) Returns reflect performance for the 12-month period ended 12/31/00.

Portfolio Management Discussion and Analysis

For many equity investors, 2000 proved to be an exceptionally difficult year. Late in the first quarter, excessive valuations among technology stocks led investors to start taking profits. The sell-off in the Nasdaq(1) broadened as highly valued equities collided with downward earnings revisions driven by a slowing economy. With the Nasdaq dropping 39% for the year--and 55% from its high point in March--clearly many investors were caught off guard.

For disciplined value investors, however, 2000 was generally a good year. Strong economic performance provided profit opportunities in several cyclical industries with depressed valuations. Energy and utility stocks were notably strong. Among energy-related equities, the knife-edge balance between supply and demand created a number of attractive opportunities for value-oriented investors.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, MainStay Equity Income Fund returned 22.79% for Class A shares and 21.83% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 6.77% return of the average Lipper(2) equity income fund over the same period. All share classes also outperformed the 7.01% return of the Russell 1000()(R) Value Index(3) and the -9.10% return of the S&P 500(R) Index(4) for the year 2000.

For some time, the Fund has held a significantly overweighted position in energy and utility stocks. This decision paid off in 2000, as insufficient investment in the U.S. natural gas, electric-generation, and refining industries created critical tightness in each of these areas. Rising energy prices helped the Fund's energy and utility holdings make a significant positive contribution to performance.

Illinova, which merged with Dynegy during 2000, continued to be a standout performer in the electric-utility sector. We bought the stock in 1999 at a large discount to its asset value, and it was the Fund's leading contributor to total return in 2000. When the merger closed, the Fund retained the Dynegy shares it received in exchange for its stake in Illinova. We felt that the combined company, which had very strong power-generating assets and skilled management with substantial personal stockholdings, was very undervalued relative to its peer group. While the assets contributed by Illinova (midwest electric generation) did well in during the year, it was Dynegy's unregulated generating assets in California and trading operations that captured investors' attention. We sold Dynegy after an excellent run with the stock. Despite the company's asset and management strengths we felt that, after a return of over 200% in 2000,(5) the stock's valuation adequately reflected the company's long-term opportunities.

YEAR-BY-YEAR PERFORMANCE

                            [PERFORMACNE BAR GRAPH]

                                                               12/98                       12/99
Class A                                                         4.01%                      25.11%
Class B & Class C                                               3.56                       24.16

                                                               12/00
Class A                                                        22.79%
Class B & Class C                                              21.83

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 9 for more information on performance.

Several electric utilities in which the Fund invested in 2000 showed strong performance. Compelling discounts to asset value, strong, stable earnings, and high dividend yields attracted us to these companies. Allegheny Energy gained 89% for the year, Western Resources rose 58%, and Exelon (previously PECO) advanced 107%. After two years of strong performance and in light of the group's poor track record during periods of monetary easing, we have recently reduced the Fund's utility holdings from a strongly overweighted to an underweighted position.

In the energy exploration and production sector, Union Pacific Resources was the Fund's top performer. The Fund retained the shares it received from Anadarko Petroleum when the company acquired Union Pacific Resources. The merged company continued to benefit as investors remained bullish on energy. As one of the largest and lowest-cost natural gas producers in North America, Anadarko is well positioned to enjoy high pricing due to robust demand and years of underinvestment in the industry. Anadarko's exposure to the crude oil market was also a boon, allowing the company to benefit from high prices. When Anadarko reached what we believed was a premium valuation relative to its peers, we decided to look for situations with more compelling risk/reward profiles and sold the Fund's position in the stock.

We expected independent refiners to be a thriving part of the energy sector. High demand for refined products and low inventory levels produced a strong margin environment, causing a positive response in these stocks. In the sector, Valero Energy (+89%) was our top performer. Sunoco (+49%) and Tosco (+26%) were also strong contributors. Despite concerns over how a slowing worldwide economy may impact demand, the overall outlook for the sector remains strong.

WEAKER PERFORMERS

Not all of the Fund's holdings showed positive results in 2000. The most significant negative performers were AT&T, Edison International, and Phelps Dodge. In the case of AT&T, pricing pressures in consumer long distance and poor results in the company's business-services division combined to significantly reduce company earnings and cash-flow generation for the near term. Since it's not clear what can be done to get the fundamentals back on track, we have decided to sell the Fund's entire position in the stock.

Edison International, a major California utility, began to face difficulties as electricity prices soared in the state. Since the company may not be able to fully recover the cost of power purchased in the past, investors have become concerned with Edison International's financial health. While we believe the company continues to represent value, we have sold much of the Fund's position, pending clarification of how California plans to resolve its utility difficulties.

Finally, the Fund sold Phelps Dodge at a loss when we became concerned over poor copper pricing and integration issues following the company's acquisition of Cyprus Amax.

LOOKING AHEAD

We remain committed to value-based investing and confident in our approach to it. We believe the merits of our discipline were demonstrated during the market correction in 2000, as the Fund provided positive returns while many major indices posted negative results. By concentrating the Fund's investments in well-researched companies that appeared to be selling at attractive valuation levels, the Fund was able to benefit from the resurgence of value stocks.

We believe the interest-rate environment will be a favorable one in 2001, with the Federal Reserve likely cutting interest rates a number of times before year-end in response to an economy that may be slowing faster than is currently evident. While lower rates have historically been a favorable backdrop for higher equity prices, questions still remain about whether the Federal Reserve can negotiate a soft landing or whether a recession may lie ahead.

As we look forward to 2001, we will continue to monitor developments in the financial markets, with the intention of identifying solid long-term investment opportunities. As always when adding to the portfolio, our goal will be to look for undervalued companies with strong management and improving fundamentals that are generating excess cash and high dividend yields.

Richard A. Rosen
Michael C. Sheridan
Portfolio Managers
MacKay Shields LLC

Returns and Lipper Rankings as of 12/31/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                               SINCE INCEPTION
                              1 YEAR          THROUGH 12/31/00
    Class A                   22.79%               19.84%
    Class B                   21.83%               18.93%
    Class C                   21.83%               18.93%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                               SINCE INCEPTION
                              1 YEAR          THROUGH 12/31/00
    Class A                   16.04%               17.25%
    Class B                   16.83%               18.04%
    Class C                   20.83%               18.93%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/00

                                               SINCE INCEPTION
                              1 YEAR          THROUGH 12/31/00
    Class A             10 out of 215 funds  1 out of 192 funds
    Class B             13 out of 215 funds  2 out of 192 funds
    Class C             13 out of 215 funds  2 out of 198 funds
    Average Lipper
    equity income fund         6.77%                4.66%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
12/31/00

             NAV 12/31/00   INCOME    CAPITAL GAINS
    Class A     $13.14      $0.2055      $1.1065
    Class B     $13.09      $0.1152      $1.1065
    Class C     $13.09      $0.1152      $1.1065

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

 (+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/00. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/00.

The preceding pages have not been audited.

MainStay Equity Income Fund

                                    SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (91.0%)+

AEROSPACE/DEFENSE (0.6%)
Raytheon Co. Class B............     16,100       $    500,106
                                                  ------------

AIRLINES (0.6%)
Delta Air Lines, Inc. ..........      5,000            250,937
UAL Corp. ......................      6,900            268,669
                                                  ------------
                                                       519,606
                                                  ------------
ALUMINUM (2.0%)
Alcoa Inc. .....................     51,800          1,735,300
                                                  ------------

AUTO PARTS & EQUIPMENT (1.0%)
Goodyear Tire & Rubber Co. .....     40,300            926,497
                                                  ------------

BANKS (8.6%)
BB&T Corp. .....................      8,000            298,500
Comerica Inc. ..................      5,000            296,875
Golden West Financial Corp. ....      4,500            303,750
KeyCorp.........................     10,800            302,400
M&T Bank Corp. .................      4,600            312,800
Morgan (J.P.) & Co., Inc. ......     12,200          2,019,100
National City Corp. ............     10,200            293,250
PNC Financial Services Group,
 Inc. ..........................     12,800            935,200
Summit Bancorp..................     39,000          1,489,312
Washington Mutual, Inc. ........     21,100          1,119,619
                                                  ------------
                                                     7,370,806
                                                  ------------
CHEMICALS (7.6%)
Air Products and Chemicals,
 Inc. ..........................     53,600          2,197,600
Arch Chemicals, Inc. ...........     25,700            456,175
Crompton Corp. .................    108,400          1,138,200
Cytec Industries Inc. (a).......     39,800          1,589,513
Solutia Inc. ...................     97,600          1,171,200
                                                  ------------
                                                     6,552,688
                                                  ------------
COMPUTER SYSTEMS (0.9%)
Apple Computer, Inc. (a)........     50,500            751,187
                                                  ------------

CONGLOMERATES (0.4%)
Textron Inc. ...................      7,400            344,100
                                                  ------------

CONSUMER PRODUCTS (0.6%)
Energizer Holdings, Inc. (a)....     23,133            494,468
                                                  ------------
ELECTRIC POWER COMPANIES (12.3%)
Allegheny Energy, Inc. .........     33,225          1,601,030
DTE Energy Co. .................     33,400          1,300,512

 +  Percentages indicated are based on Fund net assets.

                                    SHARES           VALUE
--------------------------------------------------------------
ELECTRIC POWER COMPANIES (CONTINUED)
Edison International (a)........     27,600       $    431,250
Entergy Corp. ..................     32,000          1,354,000
Exelon Corp. ...................     11,900            835,499
Niagara Mohawk Holdings, Inc.
 (a)............................     51,400            857,738
Orion Power Holdings, Inc.
 (a)............................     57,000          1,403,625
Public Service Enterprise Group
 Inc. ..........................     27,400          1,332,325
Western Resources, Inc. ........     57,000          1,414,312
                                                  ------------
                                                    10,530,291
                                                  ------------
ELECTRONICS--SEMICONDUCTORS (1.9%)
Motorola, Inc. .................     80,100          1,622,025
                                                  ------------

FINANCE (2.1%)
American General Corp. .........     22,700          1,850,050
                                                  ------------

FOOD (3.7%)
ConAgra, Inc. ..................     72,200          1,877,200
Heinz (H.J.) Co. ...............     11,400            540,788
Ralston Purina Co. .............     28,600            747,175
                                                  ------------
                                                     3,165,163
                                                  ------------
HEALTH CARE--MEDICAL PRODUCTS (3.4%)
Bausch & Lomb Inc. .............     24,600            994,762
Becton, Dickinson & Co. ........     26,200            907,175
Boston Scientific Corp. (a).....     75,400          1,032,038
                                                  ------------
                                                     2,933,975
                                                  ------------
HEAVY DUTY TRUCKS (1.2%)
Cummins Engine Co., Inc. .......     13,200            500,775
Navistar International Corp.
 (a)............................     21,500            563,031
                                                  ------------
                                                     1,063,806
                                                  ------------
HOUSEHOLD PRODUCTS (1.8%)
Clorox Co. .....................     43,400          1,540,700
                                                  ------------

HOUSEWARES (1.2%)
Fortune Brands, Inc. ...........     33,400          1,002,000
                                                  ------------

INDEPENDENT POWER PRODUCERS (1.1%)
Southern Energy, Inc. (a).......     34,200            968,287
                                                  ------------

INSURANCE (3.5%)
Allstate Corp. (The)............     11,200            487,900
Aon Corp. ......................     11,300            387,025
Lincoln National Corp. .........     18,200            861,087
MGIC Investment Corp. ..........     18,800          1,267,825
                                                  ------------
                                                     3,003,837
                                                  ------------
INVESTMENT BANKS/BROKERAGE (0.8%)
Lehman Brothers Holdings
 Inc. ..........................     10,100            683,013
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10

Portfolio of Investments December 31, 2000

                                    SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)
LEISURE TIME (0.7%)
Callaway Golf Co. ..............     32,500       $    605,313
                                                  ------------

MACHINERY (1.1%)
Ingersoll-Rand Co. .............     23,700            992,437
                                                  ------------
MANUFACTURING (2.4%)
AGCO Corp. .....................     50,200            608,675
American Standard Cos., Inc.
 (a)............................     10,900            537,506
Honeywell International Inc. ...     19,500            922,594
                                                  ------------
                                                     2,068,775
                                                  ------------
OFFICE EQUIPMENT & SUPPLIES (1.6%)
Pitney Bowes Inc. ..............     41,800          1,384,625
                                                  ------------

OIL & GAS SERVICES (5.4%)
Burlington Resources Inc. ......     22,800          1,151,400
Ultramar Diamond Shamrock
 Corp. .........................     11,400            351,975
Unocal Corp. ...................     43,400          1,679,038
Valero Energy Corp. ............     38,400          1,428,000
                                                  ------------
                                                     4,610,413
                                                  ------------
OIL-INTEGRATED DOMESTIC (7.1%)
Conoco Inc. Class B.............     61,600          1,782,550
Sunoco, Inc. ...................     73,000          2,459,188
Tosco Corp. ....................     53,200          1,805,475
                                                  ------------
                                                     6,047,213
                                                  ------------
OIL-INTEGRATED INTERNATIONAL (3.2%)
Texaco Inc. ....................     43,800          2,721,075
                                                  ------------

PAPER & FOREST PRODUCTS (1.1%)
International Paper Co. ........     22,800            930,525
                                                  ------------

RAILROADS (0.9%)
Burlington Northern Santa Fe
 Corp. .........................     19,000            537,938
CSX Corp. ......................      9,500            246,406
                                                  ------------
                                                       784,344
                                                  ------------
REAL ESTATE/INVESTMENT MANAGEMENT (2.5%)
Developers Diversified Realty
 Corp. .........................     22,800            303,525
Health Care Property Investors,
 Inc. ..........................     17,700            528,788
Healthcare Realty Trust Inc. ...     25,700            546,125
Highwoods Properties, Inc. .....     15,800            393,025
Nationwide Health Properties,
 Inc. ..........................     26,800            345,050
                                                  ------------
                                                     2,116,513
                                                  ------------

                                    SHARES           VALUE
--------------------------------------------------------------
RESTAURANTS (2.7%)
McDonald's Corp. ...............     40,000       $  1,360,000
TRICON Global Restaurants, Inc.
 (a)............................     28,100            927,300
                                                  ------------
                                                     2,287,300
                                                  ------------
RETAIL (5.8%)
Federated Department Stores,
 Inc. (a).......................     29,900          1,046,500
Limited, Inc. ..................     57,000            972,562
Payless ShoeSource, Inc. (a)....      6,800            481,100
Sears, Roebuck and Co. .........     70,220          2,440,145
                                                  ------------
                                                     4,940,307
                                                  ------------
TRANSPORTATION (1.2%)
FedEx Corp. (a).................     25,200          1,006,992
                                                  ------------
Total Common Stocks
 (Cost $69,070,708).............                    78,053,737
                                                  ------------

PREFERRED STOCKS (0.8%)

PAPER & FOREST PRODUCTS (0.3%)
International Paper Co.
 5.25%..........................      6,000            268,500
                                                  ------------

REAL ESTATE INVESTMENT/MANAGEMENT (0.5%)
General Growth Properties, Inc.
 7.25%, 7/15/08 (b).............     16,000            392,000
                                                  ------------
Total Preferred Stocks
 (Cost $686,500)................                       660,500
                                                  ------------
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
SHORT-TERM INVESTMENTS (25.2%)

COMMERCIAL PAPER (25.2%)
Abbey National North America
 6.60%, due 1/24/01.............  $3,055,000         3,042,108
American Express Credit Corp.
 6.56%, due 1/8/01..............  2,000,000          1,997,437
American General Corp.
 6.53%, due 1/4/01..............  2,570,000          2,568,599
Barclays U.S. Funding Corp.
 6.60%, due 1/8/01..............  3,000,000          2,996,148
General Electric Capital Corp.
 6.54%, due 1/12/01.............  2,500,000          2,494,985
Goldman Sachs Group Inc. (The)
 6.55%, due 1/10/01.............  2,000,000          1,996,715
Morgan Stanley Dean Witter & Co.
 6.65%, due 1/4/01..............  3,785,000          3,782,900

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Income Fund


                                  PRINCIPAL
                                    AMOUNT           VALUE
--------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
UBS Finance (Delaware) L.L.C
 6.50%, due 1/2/01..............  $2,755,000      $  2,754,502
                                                  ------------
Total Short-Term Investments
 (Cost $21,633,394).............                    21,633,394
                                                  ------------
Total Investments
 (Cost $91,390,602) (c).........      117.0%       100,347,631(d)
Liabilities in Excess of Cash,
 and Other Assets...............      (17.0)       (14,590,140)
                                      -----          ---------
Net Assets......................      100.0%      $ 85,757,491
                                      =====          =========

-------
 (a) Non-income producing security.
 (b) PIERS--Preferred Income Equity Redeemable Stock.
 (c) The cost for federal income tax purposes is $91,832,883.
 (d) At December 31, 2000, net unrealized appreciation was $8,514,748, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $10,369,788 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,855,040.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2000

ASSETS:
Investment in securities, at value (identified cost
  $91,390,602)..............................................       $100,347,631
Cash........................................................              2,889
Receivables:
  Investment securities sold................................          7,599,807
  Fund shares sold..........................................            460,317
  Dividends and interest....................................            121,220
Unamortized organization expense............................             32,614
                                                                   ------------
        Total assets........................................        108,564,478
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................         22,495,814
  Fund shares redeemed......................................            111,880
  MainStay Management.......................................             50,447
  NYLIFE Distributors.......................................             48,601
  Transfer agent............................................             40,160
  Custodian.................................................             11,070
  Trustees..................................................                629
Accrued expenses............................................             48,386
                                                                   ------------
        Total liabilities...................................         22,806,987
                                                                   ------------
Net assets..................................................       $ 85,757,491
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     24,952
  Class B...................................................             38,325
  Class C...................................................              2,141
Additional paid-in capital..................................         78,348,690
Accumulated undistributed net investment income.............              2,630
Accumulated distributions in excess of net realized gain on
  investments...............................................         (1,616,276)
Net unrealized appreciation on investments..................          8,957,029
                                                                   ------------
Net assets..................................................       $ 85,757,491
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 32,781,654
                                                                   ============
Shares of beneficial interest outstanding...................          2,495,212
                                                                   ============
Net asset value per share outstanding.......................       $      13.14
Maximum sales charge (5.50% of offering price)..............               0.76
                                                                   ------------
Maximum offering price per share outstanding................       $      13.90
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 50,172,367
                                                                   ============
Shares of beneficial interest outstanding...................          3,832,450
                                                                   ============
Net asset value and offering price per share outstanding....       $      13.09
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  2,803,470
                                                                   ============
Shares of beneficial interest outstanding...................            214,134
                                                                   ============
Net asset value and offering price per share outstanding....       $      13.09
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $ 1,550,175
  Interest..................................................      451,931
                                                              -----------
    Total income............................................    2,002,106
                                                              -----------
Expenses:
  Management................................................      431,303
  Distribution--Class B.....................................      265,194
  Distribution--Class C.....................................       12,998
  Transfer agent............................................      207,671
  Service--Class A..........................................       61,309
  Service--Class B..........................................       88,402
  Service--Class C..........................................        4,326
  Registration..............................................       49,137
  Professional..............................................       28,506
  Recordkeeping.............................................       23,872
  Shareholder communication.................................       23,446
  Custodian.................................................       23,250
  Amortization of organization expense......................       13,527
  Trustees..................................................        1,800
  Miscellaneous.............................................       22,562
                                                              -----------
    Total expenses..........................................    1,257,303
                                                              -----------
Net investment income.......................................      744,803
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................    4,022,816
Net change in unrealized appreciation on investments........    8,166,317
                                                              -----------
Net realized and unrealized gain on investments.............   12,189,133
                                                              -----------
Net increase in net assets resulting from operations........  $12,933,936
                                                              ===========

-------


(a) Dividends recorded net of foreign withholding taxes of $17,787.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2000           1999
                                                              ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   744,803    $   429,842
  Net realized gain on investments..........................    4,022,816      2,946,162
  Net change in unrealized appreciation on investments......    8,166,317        795,505
                                                              -----------    -----------
  Net increase in net assets resulting from operations......   12,933,936      4,171,509
                                                              -----------    -----------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (410,750)      (269,644)
    Class B.................................................     (334,850)      (171,600)
    Class C.................................................      (17,677)        (3,987)
  From net realized gain on investments:
    Class A.................................................   (2,309,976)    (1,093,105)
    Class B.................................................   (3,489,573)    (1,397,249)
    Class C.................................................     (192,400)       (50,299)
  In excess of net realized gain on investments:
    Class A.................................................     (196,379)            --
    Class B.................................................     (296,682)            --
    Class C.................................................      (16,352)            --
                                                              -----------    -----------
      Total dividends and distributions to shareholders.....   (7,264,639)    (2,985,884)
                                                              -----------    -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   12,618,762      7,269,510
    Class B.................................................   26,920,363     23,104,511
    Class C.................................................    1,926,021      1,014,522
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................    2,654,011      1,141,978
    Class B.................................................    3,937,838      1,489,350
    Class C.................................................      198,696         49,257
                                                              -----------    -----------
                                                               48,255,691     34,069,128
  Cost of shares redeemed:
    Class A.................................................   (3,497,180)    (1,266,462)
    Class B.................................................   (7,777,197)    (4,859,157)
    Class C.................................................     (284,403)      (194,090)
                                                              -----------    -----------
      Increase in net assets derived from capital share
       transactions.........................................   36,696,911     27,749,419
                                                              -----------    -----------
      Net increase in net assets............................   42,366,208     28,935,044
NET ASSETS:
Beginning of year...........................................   43,391,283     14,456,239
                                                              -----------    -----------
End of year.................................................  $85,757,491    $43,391,283
                                                              ===========    ===========
Accumulated undistributed net investment income at end of
  year......................................................  $     2,630    $        --
                                                              ===========    ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                      Class A
                                                                  ------------------------------------------------
                                                                                                        June 1*
                                                                   Year ended        Year ended         through
                                                                  December 31,      December 31,      December 31,
                                                                      2000              1999              1998
                                                                  ------------      ------------      ------------
Net asset value at beginning of period......................        $ 11.81           $ 10.25           $ 10.00
                                                                    -------           -------           -------
Net investment income.......................................           0.21              0.22              0.07
Net realized and unrealized gain on investments.............           2.44              2.30              0.32
                                                                    -------           -------           -------
Total from investment operations............................           2.65              2.52              0.39
                                                                    -------           -------           -------
Less dividends and distributions:
From net investment income..................................          (0.21)            (0.22)            (0.07)
From net realized gain on investments.......................          (1.02)            (0.74)            (0.07)
In excess of net realized gain on investments...............          (0.09)               --                --
                                                                    -------           -------           -------
Total dividends and distributions...........................          (1.32)            (0.96)            (0.14)
                                                                    -------           -------           -------
Net asset value at end of period............................        $ 13.14           $ 11.81           $ 10.25
                                                                    =======           =======           =======
Total investment return (a).................................          22.79%            25.11%             4.01%
Ratios (to average net assets)
  Supplemental Data:
    Net investment income...................................           1.66%             1.94%             1.20%+
    Net expenses............................................           1.59%             1.65%             3.11%+
    Expenses (before reimbursement).........................           1.59%             1.82%             3.11%+
Portfolio turnover rate.....................................            148%              193%              270%
Net assets at end of period (in 000's)......................        $32,782           $18,764           $10,290

-------

 *   Commencement of operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                         Class B                                                Class C
     ------------------------------------------------      -------------------------------------------------
                                           June 1*                                             September 1**
      Year ended        Year ended         through          Year ended        Year ended          through
     December 31,      December 31,      December 31,      December 31,      December 31,      December 31,
         2000              1999              1998              2000              1999              1998
     ------------      ------------      ------------      ------------      ------------      -------------
       $ 11.78           $ 10.24           $ 10.00           $ 11.78           $ 10.24            $  9.06
       -------           -------           -------           -------           -------            -------
          0.12              0.15              0.04              0.12              0.15               0.04
          2.42              2.28              0.31              2.42              2.28               1.25
       -------           -------           -------           -------           -------            -------
          2.54              2.43              0.35              2.54              2.43               1.29
       -------           -------           -------           -------           -------            -------
        (0.12)             (0.15)            (0.04)           (0.12)             (0.15)             (0.04)
        (1.02)             (0.74)            (0.07)           (1.02)             (0.74)             (0.07)
        (0.09)                --                --            (0.09)                --                 --
       -------           -------           -------           -------           -------            -------
        (1.23)             (0.89)            (0.11)           (1.23)             (0.89)             (0.11)
       -------           -------           -------           -------           -------            -------
       $ 13.09           $ 11.78           $ 10.24           $ 13.09           $ 11.78            $ 10.24
       =======           =======           =======           =======           =======            =======
         21.83%            24.16%             3.56%            21.83%            24.16%             14.30%
          0.91%             1.19%             0.45%+            0.91%             1.19%              0.45%+
          2.34%             2.40%             3.86%+            2.34%             2.40%              3.86%+
          2.34%             2.57%             3.86%+            2.34%             2.57%              3.86%+
           148%              193%              270%              148%              193%               270%
       $50,172           $23,803           $ 4,166           $ 2,803           $   824            $    --(b)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Income Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Income Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by

Notes to Financial Statements


appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, and (f) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered
                                                                              19

MainStay Equity Income Fund


temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Permanent book-tax differences of $21,104 and $57,062 are increases and decreases to accumulated net investment income and additional paid-in capital, respectively. In addition, accumulated undistributed net realized loss on investments has been decreased by $35,958. These book-tax differences are due primarily to the tax treatment of income earned from Real Estate Investment Trusts and reclassification of distributions.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), served as the Fund's manager pursuant to a management agreement and provided offices and conducted clerical, recordkeeping and bookkeeping services, and kept most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2000, the Manager earned $431,303. It was not necessary for the Manager to reimburse the Fund for expenses during the year ended December 31, 2000.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate of MainStay Management LLC and under the common control of New York Life, was substituted in place of MainStay Management LLC as the Fund's investment adviser. Under the Substitution Agreement among MainStay Management LLC, NYLIM and the Fund. NYLIM has assumed all of the interests, rights and responsibilities of MainStay Management LLC under the Management and Sub-Advisory Agreements to which it is a party. The terms and conditions of these agreements, including management fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Fund and the investment process used by NYLIM is identical to that which was used by MainStay Management LLC.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $4,903 for the year ended December 31, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $5,025, $59,435 and $1,202, respectively, for the year ended December 31, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which

MainStay Equity Income Fund


NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2000 amounted to $207,671.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 2000, New York Life held shares of Class A with a net asset value of $13,795,551, which represents 42.1% of the Class A net assets at year end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $585 for the year ended December 31, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $23,872 for the year ended December 31, 2000.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes $1,173,995 of qualifying capital losses that arose during the year after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2000, purchases and sales of securities, other than short-term securities, were $108,653 and $82,312, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                      YEAR ENDED                    YEAR ENDED
                                                   DECEMBER 31, 2000             DECEMBER 31, 1999
                                              ---------------------------   ---------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                              -------   -------   -------   -------   -------   -------
Shares sold.................................     983     2,139      151       598      1,887       82
Shares issued in reinvestment of dividends
  and distributions.........................     207       308       15       101        132        4
                                               -----     -----      ---      ----      -----      ---
                                               1,190     2,447      166       699      2,019       86
Shares redeemed.............................    (283)     (635)     (22)     (115)      (406)     (16)
                                               -----     -----      ---      ----      -----      ---
Net increase................................     907     1,812      144       584      1,613       70
                                               =====     =====      ===      ====      =====      ===

                                                                              23

Report of Independent Accountants

To the Board of Trustees of the MainStay Funds and Shareholders of The MainStay Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Equity Income Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Contact your investment professional for a free prospectus containing more information, including advisory fees, risks, other expenses, and share classes. Please read the prospectus carefully before you invest or send money.
                                                                              25

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of December 31, 2000.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD.

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSEN11-02/01

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Equity Income Fund

    ANNUAL REPORT

    DECEMBER 31, 2000

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Global High
                                                              Yield Fund versus J.P. Morgan EMBI Global
                                                              Constrained Composite--Class A, Class B, and
                                                              Class C Shares                                   3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               27
                                                              The MainStay(R) Funds                           28

President's Letter

The year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations of technology stocks had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Throughout 2000, the strength of the U.S. dollar versus other currencies made international investing challenging for U.S. investors. A fourth-quarter rally in the euro could signal a turnaround, but only time will tell.

Despite this volatility, MainStay(R) shareholders enjoyed the confidence of knowing that throughout the year, their Funds were consistently managed with well-defined investment disciplines. Seeking to avoid any hint of style drift, each of our portfolio managers rigorously adhered to an investment process that doesn't change, even when the markets shift. MainStay shareholders knew they could depend on our unwavering commitment to integrity and service--in our Fund management, accounting, reporting, and shareholder communications.

This annual report details the events that affected your MainStay investment during the 12 months ended December 31, 2000. The portfolio manager commentary gives you an inside look at the market forces and management decisions that affected your Fund's strategic direction and investment results. If you have questions, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2001

$10,000 Invested in MainStay
Global High Yield Fund versus
J.P. Morgan EMBI Global Constrained Composite

CLASS A SHARES Total Returns: 1 Year 4.38%, Since Inception 1.20%

[LINE GRAPH]

                                                                 MAINSTAY GLOBAL HIGH YIELD          J.P. MORGAN EMBI GLOBAL
                                                                            FUND                      CONSTRAINED COMPOSITE*
                                                                 --------------------------          -----------------------
6/1/98                                                               $      9550                         $    10000
6/98                                                                        9273                               9757
9/98                                                                        7066                               7930
12/98                                                                       7986                               8929
3/99                                                                        8250                               9356
6/99                                                                        8429                               9660
9/99                                                                        8597                               9771
12/99                                                                       9435                              10675
3/00                                                                       10043                              11225
6/00                                                                        9996                              11295
9/00                                                                       10278                              11809
12/00                                                                      10313                              12029

CLASS B SHARES Total Returns: 1 Year 3.58%, Since Inception 1.03%

[LINE GRAPH]

                                                                 MAINSTAY GLOBAL HIGH YIELD          J.P. MORGAN EMBI GLOBAL
                                                                            FUND                      CONSTRAINED COMPOSITE*
                                                                 --------------------------          -----------------------
6/1/98                                                               $     10000                         $    10000
6/98                                                                        9700                               9757
9/98                                                                        7369                               7930
12/98                                                                       8318                               8929
3/99                                                                        8588                               9356
6/99                                                                        8759                               9660
9/99                                                                        8884                               9771
12/99                                                                       9733                              10675
3/00                                                                       10345                              11225
6/00                                                                       10288                              11295
9/00                                                                       10548                              11809
12/00                                                                      10268                              12029

CLASS C SHARES Total Returns: 1 Year 7.58%, Since Inception 2.16%

[LINE GRAPH]

                                                                 MAINSTAY GLOBAL HIGH YIELD          J.P. MORGAN EMBI GLOBAL
                                                                            FUND                      CONSTRAINED COMPOSITE*
                                                                 --------------------------          -----------------------
6/1/98                                                               $     10000                         $    10000
6/98                                                                        9700                               9757
9/98                                                                        7369                               7930
12/98                                                                       8318                               8929
3/99                                                                        8588                               9356
6/99                                                                        8759                               9660
9/99                                                                        8884                               9771
12/99                                                                       9733                              10675
3/00                                                                       10345                              11225
6/00                                                                       10288                              11295
9/00                                                                       10548                              11809
12/00                                                                      10568                              12029


-------

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within six years of purchase. In the chart, Class B share performance reflects the CDSC of 3% that would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The J.P. Morgan EMBI Global Constrained Composite is a uniquely-weighted version of The J.P. Morgan Emerging Markets Bond Index--the EMBI--which, in turn, is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar denominated Brady bonds. The EMBI Global Constrained Composite limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. You cannot invest directly in an index.

Portfolio Management Discussion and Analysis

Emerging-market debt continued to perform well relative to other markets in 2000, with several factors influencing results. First and foremost was the rally in U.S. Treasury securities, which lowered yields and helped reduce the yields emerging-market investors required as compensation for perceived risk. Declining new issuance in emerging markets helped supply and demand dynamics, and issuers who were able to do so retired costly Brady bonds. If the U.S. Federal Reserve moves interest rates lower in 2001, we would expect spreads between emerging-market debt and comparable U.S. Treasury securities to compress even further, as perceived risk may be reduced even more.

Foreign direct investments also helped emerging markets in 2000, strengthening local economies. Brazil is one of the leading countries to receive foreign direct investments and we anticipate that Mexico and several other nations may reap direct-investment benefits, including job creation, better municipal services, and higher tax revenues.

Commodity prices--particularly for oil and natural gas--have also benefited emerging-market energy exporters, including Russia, Venezuela, and Algeria to name a few. Higher metal prices also benefited Russian bonds, as the nation received a good deal of press attention on the impact of their metals on global supply.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, MainStay Global High Yield Fund returned 9.30% for Class A shares and 8.58% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 10.09% return of the average Lipper(1) emerging markets debt fund and the 12.68% return of the J.P. Morgan EMBI Global Constrained Composite(2) over the same period.

For the year 2000, the top-performing emerging markets were Russia and Ecuador, which returned 54.8% and 53.9% respectively. While the Fund has invested in Russia throughout the year, we began 2000 with a neutral-to-underweighted position and slowly moved to an overweighted position, which the Fund maintained through year-end.

The Fund did not participate in the substantial rally in Ecuador bonds that occurred when the nation restructured its debt. At the time, the Fund was underweighted in Ecuador, and we did not buy the country's bonds for the Fund until we felt confident it could successfully address its fiscal and economic issues.

Other top-performing markets in 2000 included Venezuela (+16.0%) and Mexico (+17.5%). The Fund maintained an overweighted position in Venezuela based on rising oil prices, strong debt coverage, the country's macrostablization fund, and anticipated debt management in early 2001. In Mexico, instead of focusing

-------

(1) See footnote and table on page 9 for more information about Lipper Inc.

(2) See footnote on page 4 for more information about the J.P. Morgan EMBI Global Constrained Composite.

YEAR-BY-YEAR PERFORMANCE

[BAR GRAPH]

                                                          12/98                       12/99                       12/00
                                                          -----                       -----                       -----
Class A                                                  -16.38                       18.15                       9.30
Class B & Class C                                        -16.82                       17.01                       8.58

Past performance is no guarantee of future results, Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 9 for more information on performance.

entirely on government issues, the Fund has held a blend of corporate and government debt that detracted from performance in 2000, although the Fund's corporate bond selections provided a measure of compensation.

ASIAN EMERGING MARKETS

The Fund remained underweighted in emerging Asian markets relative to its benchmark, with its largest exposure in the Philippines at 2.6% of the portfolio. We established the position believing that the country would be able to settle its political problems satisfactorily. With spreads to U.S. Treasuries at 800 basis points, the market has already priced in a potential downgrade. At year-end, we saw greater opportunity potential in Asian corporate bonds than in Korean or Malaysian government debt.

CORPORATE SECURITIES

Although the Fund's corporate holdings have been as high as 20% of the portfolio in 2000, we ended the year with just 10% in corporate bonds. We find this to be a comfortable weighting and will look to reduce the holdings if spreads continue to rally ahead of where we believe they should be. While we constantly seek new value in corporate bonds, we must take into consideration the timing of purchases for the Fund. If we believe a market is going to sell-off, corporate bonds may be the first securities we eliminate, since they tend to have less liquidity than government issues.

We expect that the amount of corporate issuance in 2001 will be limited in both amount and credit range. With this in mind, if spreads are too tight, we will not increase corporate-bond exposure, but will instead look for value in government securities.

LOOKING AHEAD

As we move into 2001, we see a positive horizon. We don't expect any major debt restructurings to occur that will impact the markets. Indeed, the Ivory Coast is the only government where we expect debt restructuring in 2001. On the corporate side, we expect limited default risk, but believe solid companies may be able to finance with local banks less expensively than by issuing bonds.

We expect the cost of oil and gas will remain high in 2001, with per-barrel oil prices averaging somewhere between $25-$30. OPEC remains conservative about how much oil and gas it will supply and the "cheating" that some countries formerly engaged in has been dramatically reduced.

With this in mind, some nations may be able to time when they want to refinance their debt--or may not need to do so because of high energy prices. We believe that eventually, all countries may be in an improved position to manage their debt costs and amounts if the U.S. Federal Reserve continues to lower interest rates throughout 2001.

Volatility will remain, but the need for governments to raise capital will continue to support bond prices. Bondholders will not tolerate excess spending, and many nations have placed spending controls and tax collection high on their fiscal agendas.

Whatever the markets or the global economy may bring, the Fund will continue to seek to provide maximum current income by investing primarily in high-yield debt securities of non-U.S. issuers, with capital appreciation as a secondary objective.

Joseph Portera
Maureen McFarland
Portfolio Managers
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

   TARGETED DIVIDEND POLICY

   The MainStay Global High Yield Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During 2000, positive developments in the markets in which the Fund invests allowed for a dividend increase. Since the Fund's managers did not engage in any additional trading to provide the higher dividend, the Fund's portfolio turnover rate and transaction costs were not affected. Shareholders should refer to their 2000 Form 1099-DIV for the total amount of their distributions in 2000.

Returns and Lipper Rankings as of 12/31/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                1 YEAR    SINCE INCEPTION THROUGH 12/31/00
    Class A                      9.30%                   3.01%
    Class B                      8.58%                   2.16%
    Class C                      8.58%                   2.16%

   FUND RETURNS (WITH SALES CHARGES)*

                                1 YEAR    SINCE INCEPTION THROUGH 12/31/00
    Class A                      4.38%                   1.20%
    Class B                      3.58%                   1.03%
    Class C                      7.58%                   2.16%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/00

                                1 YEAR    SINCE INCEPTION THROUGH 12/31/00
    Class A                    33 out of             26 out of
                               46 funds              42 funds
    Class B                    34 out of             29 out of
                               46 funds              42 funds
    Class C                    34 out of             35 out of
                               46 funds              43 funds
    Average Lipper emerging
    markets debt fund           10.09%               3.23%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
12/31/00

             NAV 12/31/00   INCOME    CAPITAL GAINS
    Class A     $8.49       $0.8618      $0.0000
    Class B     $8.46       $0.7910      $0.0000
    Class C     $8.46       $0.7910      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/00. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/00.

The preceding pages have not been audited.

MainStay Global High Yield Fund

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
LONG-TERM BONDS (92.2%)+
BRADY BONDS (25.4%)

ARGENTINA (8.0%)
Republic of Argentina
 Series L-GP
 6.00%, due 3/31/23.............  $ 575,000       $   399,625
 Series FRB
 7.625%, due 3/31/05 (b)........    864,000           786,672
                                                  -----------
                                                    1,186,297
                                                  -----------
BRAZIL (7.2%)
Republic of Brazil
 Series RG
 7.625%, due 4/15/06 (b)........    589,600           549,802
 Series 20 year
 8.00%, due 4/15/14.............    658,804           510,573
                                                  -----------
                                                    1,060,375
                                                  -----------

BULGARIA (3.1%)
Republic of Bulgaria
 Series A
 7.75%, due 7/28/24 (b).........    600,000           457,500
                                                  -----------

PERU (3.0%)
Republic of Peru
 Series 20 year
 3.75%, due 3/7/17 (c)(d).......    750,000           437,348
                                                  -----------

POLAND (1.0%)
Republic of Poland
 Series RSTA
 4.25%, due 10/27/24............    200,000           150,500
                                                  -----------
VENEZUELA (3.1%)
Republic of Venezuela
 Series DL
 7.375%, due 12/18/07 (b).......    416,666           333,595
 Series A
 7.625%, due 3/31/07............    154,760           125,170
                                                  -----------
                                                      458,765
                                                  -----------
Total Brady Bonds
 (Cost $3,494,635)..............                    3,750,785
                                                  -----------

CORPORATE BONDS (5.3%)
BRAZIL (1.8%)
Globo Communicacoes e
 Participacoes S.A.
 Series REGS
 10.625%, due 12/5/08...........    224,000           188,720
RBS Participacoes S.A.
 Series REGS
 11.00%, due 4/1/07.............    100,000            84,000
                                                  -----------
                                                      272,720
                                                  -----------

INDONESIA (1.5%)
Indah Kiat Pulp & Paper Corp.
 10.00%, due 7/1/07.............     88,000            34,980

-------------------------------------------------------------
 +  Percentages indicated are based on Fund net assets.
 *  Investments are grouped by country of issuance.

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
INDONESIA (CONTINUED)
Astra Overseas Finance BV
 Series REGS
 8.5316%, due 6/30/05 (b).......  $ 226,736       $   138,309
 8.5316%, due 6/30/05 (a)(b)....     82,450            50,294
                                                  -----------
                                                      223,583
                                                  -----------

MALAYSIA (0.6%)
Petroliam Nasional Berhad
 Series REGS
 7.625%, due 10/15/26...........    100,000            88,875
                                                  -----------

MEXICO (0.9%)
Grupo Iusacell S.A. de C.V.
 Series REGS
 14.25%, due 12/1/06............    125,000           124,688
                                                  -----------

UNITED STATES (0.5%)
Nextel International, Inc.
 12.125%, due 4/15/08...........     75,000            39,750
 12.75%, due 8/1/10 (a).........     50,000            40,000
                                                  -----------
                                                       79,750
                                                  -----------
Total Corporate Bonds
 (Cost $858,066)................                      789,616
                                                  -----------

GOVERNMENTS & FEDERAL AGENCIES (55.5%)

ARGENTINA (6.3%)
Republic of Argentina
 9.75%, due 9/19/27 (c).........    705,000           570,613
 11.75%, due 4/7/09.............    100,000            92,750
 11.75%, due 6/15/15............    298,000           270,062
                                                  -----------
                                                      933,425
                                                  -----------

BRAZIL (13.7%)
Republic of Brazil
 10.125%, due 5/15/27...........    450,000           361,350
 11.625%, due 4/15/04 (c).......  1,045,000         1,085,755
 12.25%, due 3/6/30.............    500,000           463,440
 14.50%, due 10/15/09...........    100,000           110,188
                                                  -----------
                                                    2,020,733
                                                  -----------

ECUADOR (1.4%)
Republic of Ecuador
 4.00%, due 8/15/30 (a).........    175,000            65,625
 12.00%, due 11/15/12 (a).......    225,000           147,375
                                                  -----------
                                                      213,000
                                                  -----------

MEXICO (9.6%)
United Mexican States
 9.875%, due 2/1/10.............    550,000           591,267
 11.50%, due 5/15/26............    675,000           820,800
                                                  -----------
                                                    1,412,067
                                                  -----------

PANAMA (2.3%)
Republic of Panama
 8.875%, due 9/30/27............    400,000           339,000
                                                  -----------

PHILIPPINES (2.2%)
Republic of Philippines
 10.625%, due 3/16/25 (c).......    400,000           328,000
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments* December 31, 2000

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
RUSSIA (10.2%)
City of St. Petersburg
 Series REGS
 9.50%, due 6/18/02.............  $ 120,000       $   109,200
Ministry of Finance
 Series IV
 3.00%, due 5/14/03.............    500,000           287,500
Russian Federation
 Series REGS
 2.50%, due 3/31/30.............  1,093,750           406,055
 2.50%, due 3/31/30 (a).........     28,204            10,471
 8.25%, due 3/31/10.............    166,251           104,218
 8.25%, due 3/31/10 (a).........      3,634             2,278
 10.00%, due 6/26/07............    100,000            73,000
 12.75%, due 6/24/28............    500,000           417,500
Yamal Nenets Auton Okrug
 Series REGS
 9.50%, due 12/15/02............    114,000            91,200
                                                  -----------
                                                    1,501,422
                                                  -----------

TURKEY (4.2%)
Republic of Turkey
 11.75%, due 6/15/10............    300,000           272,625
 11.875%, due 1/15/30...........    400,000           353,000
                                                  -----------
                                                      625,625
                                                  -----------

UKRAINE (0.5%)
Ukraine Government
 Series REGS
 11.00%, due 3/15/07............    100,000            70,250
                                                  -----------
VENEZUELA (5.1%)
Republic of Venezuela
 7.625%, due 3/31/07 (b)........    154,760           125,170
 9.25%, due 9/15/27.............    987,000           632,667
                                                  -----------
                                                      757,837
                                                  -----------
Total Governments & Federal
 Agencies
 (Cost $8,284,751)..............                    8,201,359
                                                  -----------

LOAN PARTICIPATIONS (2.5%)

ALGERIA (1.3%)
Algeria
 7.6875%, due 9/4/06 (b)(e).....    230,769           193,846
                                                  -----------

MOROCCO (1.2%)
Morocco, Tranche A
 7.625%, due 1/1/09 (b)(e)......    183,918           173,000
                                                  -----------
Total Loan Participations
 (Cost $336,440)................                      366,846
                                                  -----------

YANKEE BONDS (3.5%)

ARGENTINA (1.9%)
Cablevision S.A.
 Series 5, Tranche 1
 13.75%, due 4/30/07............     50,000            37,250
 13.75%, due 5/1/09.............    100,000            73,750

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
ARGENTINA (CONTINUED)
CEI Citicorp Holdings S.A.
 8.50%, due 2/14/02.............  $ 100,000       $    98,500
Multicanal S.A.
 Series E
 13.125%, due 4/15/09...........    100,000            79,750
                                                  -----------
                                                      289,250
                                                  -----------

LUXEMBOURG (0.8%)
Millicom International Cellular
 S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01.......    150,000           117,750
                                                  -----------

MEXICO (0.8%)
Vicap S.A.
 11.375%, due 5/15/07...........    140,000           111,300
                                                  -----------
Total Yankee Bonds
 (Cost $600,187)................                      518,300
                                                  -----------
Total Long-Term Bonds
 (Cost $13,574,079).............                   13,626,906
                                                  -----------

SHORT-TERM INVESTMENTS (5.0%)
COMMERCIAL PAPER (5.0%)

UNITED STATES (5.0%)
American General Corp.
 6.53%, due 1/4/01..............    200,000           199,891
UBS Finance Delaware L.L.C.
 6.50%, due 1/2/01..............    540,000           539,902
                                                  -----------
                                                      739,793
                                                  -----------
Total Short-Term Investments
 (Cost $739,793)................                      739,793
                                                  -----------
Total Investments
 (Cost $14,313,872) (f).........       97.2%       14,366,699(g)
Cash and Other Assets,
 Less Liabilities...............        2.8           417,855
                                      -----       -----------
Net Assets......................      100.0%      $14,784,554
                                      -----       -----------
                                      -----       -----------

-------

(a)  May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at December 31, 2000.
(c)  Represents security of which a portion is out on loan.
     (See Note 2)
(d) FLIRB (Floating Loaded Interest Rate Bond) carries a fixed, below market interest rate which rises incrementally over the initial 5 to 7 years of the life of the bond, and is then replaced by a floating rate coupon for the remaining life of the bond.
(e)  Restricted security. (See Note 2)
(f) The cost stated also represents the aggregate cost for federal income tax purposes.
(g) At December 31, 2000 net unrealized appreciation for securities was $52,827, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $447,453 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $394,626.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2000

ASSETS:
Investment in securities, at value (identified cost
  $14,313,872)..............................................       $14,366,699
Cash........................................................           154,144
Collateral held for securities loaned, at value (Note 2)....         1,839,885
Receivables:
  Interest..................................................           340,662
  Fund shares sold..........................................            89,852
  Mainstay Management.......................................             5,976
Unamortized organization expense............................            32,614
                                                                   -----------
  Total assets..............................................        16,829,832
                                                                   -----------
LIABILITIES:
Securities lending collateral (Note 2)......................         1,839,885
Payables:
  Investment securities purchased...........................           111,869
  Fund shares redeemed......................................            27,251
  Transfer agent............................................            12,191
  Custodian.................................................            11,721
  NYLIFE Distributors.......................................             6,728
  Trustees..................................................               115
Accrued expenses............................................            35,518
                                                                   -----------
  Total liabilities.........................................         2,045,278
                                                                   -----------
Net assets..................................................       $14,784,554
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    10,397
  Class B...................................................             6,500
  Class C...................................................               543
Additional paid-in capital..................................        16,293,842
Accumulated undistributed net investment income.............             2,571
Accumulated net realized loss on investments................        (1,582,126)
Net unrealized appreciation on investments..................            52,827
                                                                   -----------
Net assets..................................................       $14,784,554
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $ 8,826,631
                                                                   ===========
Shares of beneficial interest outstanding...................         1,039,686
                                                                   ===========
Net asset value per share outstanding.......................       $      8.49
Maximum sales charge (4.50% of offering price)..............              0.40
                                                                   -----------
Maximum offering price per share outstanding................       $      8.89
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 5,498,287
                                                                   ===========
Shares of beneficial interest outstanding...................           650,035
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.46
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   459,636
                                                                   ===========
Shares of beneficial interest outstanding...................            54,344
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.46
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Interest..................................................  $1,574,196
                                                              ----------
Expenses:
  Management................................................      93,699
  Transfer agent............................................      70,263
  Registration..............................................      36,381
  Distribution--Class B.....................................      33,957
  Distribution--Class C.....................................       2,011
  Professional..............................................      23,480
  Service--Class A..........................................      21,462
  Service--Class B..........................................      11,328
  Service--Class C..........................................         674
  Custodian.................................................      20,493
  Shareholder communication.................................      15,051
  Amortization of organization expense......................      13,527
  Recordkeeping.............................................      12,000
  Trustees..................................................         371
  Miscellaneous.............................................      19,608
                                                              ----------
    Total expenses before waiver and reimbursement..........     374,305
Fees waived and reimbursed by Manager.......................    (109,540)
                                                              ----------
    Net expenses............................................     264,765
                                                              ----------
Net investment income.......................................   1,309,431
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from security transactions and foreign
  currency transactions.....................................     439,280
Net change in unrealized appreciation on investments........    (601,226)
                                                              ----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................    (161,946)
                                                              ----------
Net increase in net assets resulting from operations........  $1,147,485
                                                              ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2000           1999
                                                              ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 1,309,431    $ 1,005,035
  Net realized gain (loss) on investments and foreign
    currency transactions...................................      439,280       (740,048)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........     (601,226)     1,562,334
                                                              -----------    -----------
  Net increase in net assets resulting from operations......    1,147,485      1,827,321
                                                              -----------    -----------
Dividends to shareholders:
  From net investment income:
    Class A.................................................     (859,287)      (739,975)
    Class B.................................................     (433,560)      (285,613)
    Class C.................................................      (28,096)        (3,998)
                                                              -----------    -----------
      Total dividends to shareholders.......................   (1,320,943)    (1,029,586)
                                                              -----------    -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      918,522        437,798
    Class B.................................................    2,626,798      1,318,076
    Class C.................................................      406,769         86,821
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................       69,655         28,858
    Class B.................................................      231,464        121,870
    Class C.................................................       17,653          2,180
                                                              -----------    -----------
                                                                4,270,861      1,995,603
  Cost of shares redeemed:
    Class A.................................................     (255,828)      (377,473)
    Class B.................................................   (1,040,099)      (459,094)
    Class C.................................................      (38,514)       (15,448)
                                                              -----------    -----------
      Increase in net assets derived from capital share
       transactions.........................................    2,936,420      1,143,588
                                                              -----------    -----------
      Net increase in net assets............................    2,762,962      1,941,323
NET ASSETS:
Beginning of year...........................................   12,021,592     10,080,269
                                                              -----------    -----------
End of year.................................................  $14,784,554    $12,021,592
                                                              ===========    ===========
Accumulated undistributed net investment income at end of
  year......................................................  $     2,571    $        --
                                                              ===========    ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                      Class A
                                                                  ------------------------------------------------
                                                                                                        June 1*
                                                                   Year ended        Year ended         through
                                                                  December 31,      December 31,      December 31,
                                                                      2000              1999              1998
                                                                  ------------      ------------      ------------
Net asset value at beginning of period......................        $  8.58           $  8.00           $ 10.00
                                                                    -------           -------           -------
Net investment income.......................................           0.85              0.78              0.34(a)
Net realized and unrealized gain (loss) on investments......          (0.08)             0.58             (1.99)
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................          (0.00)(b)          0.01             (0.01)
                                                                    -------           -------           -------
Total from investment operations............................           0.77              1.37             (1.66)
                                                                    -------           -------           -------
Less dividends from net investment income...................          (0.86)            (0.79)            (0.34)
                                                                    -------           -------           -------
Net asset value at end of period............................        $  8.49           $  8.58           $  8.00
                                                                    =======           =======           =======
Total investment return (c).................................           9.30%            18.15%           (16.38%)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...................................          10.05%             9.57%             7.40%+
    Net expenses............................................           1.71%(d)          1.70%             3.39%+
    Expenses (before waiver and reimbursement)..............           2.53%             2.78%             3.59%+
Portfolio turnover rate.....................................             96%              104%               96%
Net assets at end of period (in 000's)......................        $ 8,827           $ 8,186           $ 7,548

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
(b)  Less than one cent per share.
     Total return is calculated exclusive of sales charges and is
(c)  not annualized.
     The effect of non-reimbursable interest expense on the
(d)  expense ratio was 0.01%.
(e)  Less than one thousand dollars.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        Class B                                                Class C
    ------------------------------------------------      --------------------------------------------------
                                          June 1*                                             September 1**
     Year ended        Year ended         through          Year ended        Year ended          through
    December 31,      December 31,      December 31,      December 31,      December 31,       December 31,
        2000              1999              1998              2000              1999               1998
    ------------      ------------      ------------      ------------      ------------      -------------
      $  8.54           $  7.98           $ 10.00           $  8.54           $  7.98            $  7.18
      -------           -------           -------           -------           -------            -------
         0.79              0.71              0.32(a)           0.79              0.71               0.27(a)
        (0.08)             0.56             (2.01)            (0.08)             0.56               0.81
        (0.00)(b)          0.01             (0.01)            (0.00)(b)          0.01              (0.01)
      -------           -------           -------           -------           -------            -------
         0.71              1.28             (1.70)             0.71              1.28               1.07
      -------           -------           -------           -------           -------            -------
        (0.79)            (0.72)            (0.32)            (0.79)            (0.72)             (0.27)
      -------           -------           -------           -------           -------            -------
      $  8.46           $  8.54           $  7.98           $  8.46           $  8.54            $  7.98
      =======           =======           =======           =======           =======            =======
         8.58%            17.01%           (16.82%)            8.58%            17.01%             14.99%
         9.30%             8.82%             6.65%+            9.30%             8.82%              6.65%+
         2.46%(d)          2.45%             4.14%+            2.46%(d)          2.45%              4.14%+
         3.28%             3.53%             4.34%+            3.28%             3.53%              4.34%+
           96%              104%               96%               96%              104%                96%
      $ 5,498           $ 3,756           $ 2,532           $   460           $    79            $    --(e)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Global High Yield Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Global High Yield Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide maximum current income by investing primarily in high yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking

Notes to Financial Statements

the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

MainStay Global High Yield Fund

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

At December 31, 2000, the Fund had portfolio securities with a fair market value of $1,740,250 on loan to broker-dealers.

Cash collateral received by the Fund is invested in investment grade commercial paper or other securities in accordance with the Fund's Securities Lending Procedures. Such investments are included as an asset, and the obligation to return the cash collateral is recorded as a liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

Net income earned on securities lending amounted to $6,189, net of broker fees and rebates, for the year ended December 31, 2000, which is included as interest income on the Statement of Operations.

Investments made with cash collateral at December 31, 2000:

                                                               SHARES       VALUE
                                                              --------    ----------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group ..............................   327,385    $  327,385
                                                                          ----------
                                                              PRINCIPAL
                                                               AMOUNT
                                                              ---------
CORPORATE BOND
Bank of America
    6.88%, due 6/29/01......................................  $500,000        500,000
                                                                           ----------
                                                                              827,385
                                                                           ----------
REPURCHASE AGREEMENTS
CS First Boston Corporation
    6.79%, due 6/29/01
    (Collateralized by
    $488,527 Indiana Michigan Power
      9.82%, due 12/7/22 Market Value $488,527
    $71,250 YPF Sociedad Anonima
      7.50%, due 10/26/02 Market Value $71,250).............   500,000        500,000

                                                              PRINCIPAL
                                                               AMOUNT        VALUE
                                                              ---------    ----------
REPURCHASE AGREEMENTS (continued)
JP Morgan Securities Inc.
    6.60%, due 6/29/01 (Collateralized by $538,126 Heller
    Financial, Inc.
      6.50%, due 7/22/02 Market Value $538,126).............  $512,500     $  512,500
                                                                           ----------
                                                                            1,012,500
                                                                           ----------
Total investments made with cash collateral.................               $1,839,885
                                                                           ==========

There was no non-cash collateral received and held by the Fund at December 31, 2000.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

                                                                                          PERCENT
                                       DATE(S) OF      PRINCIPAL              12/31/00       OF
             SECURITY                  ACQUISITION      AMOUNT       COST      VALUE     NET ASSETS
             --------                ---------------   ---------   --------   --------   ----------
Algeria
  7.6875%, due 9/4/06..............   8/13/99-1/6/00   $230,769    $170,944   $193,846      1.3%
Morocco, Tranche A
  7.625%, due 1/1/09...............  11/30/99-1/6/00    183,918     165,496    173,000      1.2
                                                                   --------   --------      ---
                                                                   $336,440   $366,846      2.5%
                                                                   ========   ========      ===

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,460 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

MainStay Global High Yield Fund

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. A permanent book/tax difference of $556 is an increase to accumulated net realized loss on investments. In addition, decreases of $14,083 and $13,527 have been made to accumulated distributions in excess of net investment income and additional paid-in capital, respectively. These book/tax differences are primarily due to certain expenses being nondeductible for tax purposes and the tax treatment of foreign currency losses.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund estimates that the initial adjustment required upon adoption of premium amortization will not materially affect the Fund.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

CONCENTRATION. As of December 31, 2000, the Fund invested approximately 22.7% of its net assets in issuers in Brazil. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region or country.

Substantially all of the Fund's net assets consist of securities which are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, certain securities may be subject to substantial governmental involvement in the economy and social, economic and political uncertainty.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), served as the Fund's manager

MainStay Global High Yield Fund

pursuant to a management agreement and provided offices and conducted clerical, recordkeeping and bookkeeping services, and kept most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reduce its fee payable to an annual percentage of 0.50% of the Fund's average daily net assets. In addition, the Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2000, the Manager earned $93,699, which was waived, and reimbursed Fund expenses of $15,841. The fees waived and reimbursed by the Manager total $109,540.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund. To the extent that the Manager has agreed to voluntarily reduce its fee, the Subadvisor has voluntarily agreed to do so proportionately.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate of MainStay Management LLC and under the common control of New York Life, was substituted in place of MainStay Management LLC as the Fund's investment adviser. Under the Substitution Agreement among MainStay Management LLC, NYLIM and the Fund, NYLIM has assumed all of the interests, rights and responsibilities of MainStay Management LLC under the Management and Sub-Advisory Agreements to which it is a party. The terms and conditions of these agreements, including management fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Fund and the investment process used by NYLIM is identical to that which was used by MainStay Management LLC.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $39 for the year ended December 31, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $75, $8,601 and $75, respectively, for the year ended December 31, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense amounted to $70,263 for the year ended December 31, 2000.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 2000, New York Life held shares of Class A and Class B with net asset values of $7,641,000 and $846,000, respectively. This represents 86.6% and 15.4%, respectively, of the net assets at year end for Class A and B shares.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $151 for the year ended December 31, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $12,000 for the year ended December 31, 2000.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2000, for Federal income tax purposes, capital loss carryforwards of $1,582,126, were available as shown in the table below, to the extent provided by the regulations to offset future realized

MainStay Global High Yield Fund

gains through 2007. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

  CAPITAL LOSS                                                 AMOUNT
AVAILABLE THROUGH                                              (000'S)
-----------------                                             -------
     2006...................................................  $  523
     2007...................................................   1,059
                                                              ------
                                                              $1,582
                                                              ======

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2000, purchases and sales of U.S. Government securities were $623 and $632, respectively. Purchases and sales of securities other than U.S. Government securities and short-term securities, were $13,489 and $11,393, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There was no outstanding balance on this line of credit during the period ended December 31, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    YEAR ENDED                        YEAR ENDED
                                                 DECEMBER 31, 2000                 DECEMBER 31, 1999
                                            ---------------------------      -----------------------------
                                            CLASS A   CLASS B   CLASS C      CLASS A   CLASS B    CLASS C
                                            -------   -------   -------      -------   -------   ---------
Shares sold...............................    107       304        47           55       163        11
Shares issued in reinvestment of
  dividends...............................      8        27         2            4        15        --(a)
                                              ---      ----       ---          ---       ---        --
                                              115       331        49           59       178        11
Shares redeemed...........................    (30)     (121)       (4)         (48)      (55)       (2)
                                              ---      ----       ---          ---       ---        --
Net increase..............................     85       210        45           11       123         9
                                              ===      ====       ===          ===       ===        ==

-------

(a)  Less than one thousand shares.

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of The MainStay Global High Yield Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Global High Yield Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Contact your investment professional for a free prospectus containing more information, including advisory fees, risks, other expenses, and share classes. Please read the prospectus carefully before you invest or send money.

                       This page intentionally left blank

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of December 31, 2000.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

---------------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSGH11-02/01

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Global
    High Yield Fund

    ANNUAL REPORT

    DECEMBER 31, 2000

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Growth
                                                              Opportunities Fund versus Lipper Growth &
                                                              Income Funds Index, S&P 500 Index, and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               23
                                                              The MainStay(R) Funds                           24

                       This page intentionally left blank

President's Letter

The year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations of technology stocks had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Throughout 2000, the strength of the U.S. dollar versus other currencies made international investing challenging for U.S. investors. A fourth-quarter rally in the euro could signal a turnaround, but only time will tell.

Despite this volatility, MainStay(R) shareholders enjoyed the confidence of knowing that throughout the year, their Funds were consistently managed with well-defined investment disciplines. Seeking to avoid any hint of style drift, each of our portfolio managers rigorously adhered to an investment process that doesn't change, even when the markets shift. MainStay shareholders knew they could depend on our unwavering commitment to integrity and service--in our Fund management, accounting, reporting, and shareholder communications.

This annual report details the events that affected your MainStay investment during the 12 months ended December 31, 2000. The portfolio manager commentary gives you an inside look at the market forces and management decisions that affected your Fund's strategic direction and investment results. If you have questions, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2001

$10,000 Invested in MainStay Growth
Opportunities Fund versus Lipper Growth &
Income Funds Index, S&P 500 Index, and Inflation

CLASS A SHARES Total Returns: 1 Year -8.06%, Since Inception 14.32%

[LINE GRAPH]

                                                                 LIPPER GROWTH &
                                          MAINSTAY GROWTH          INCOME FUNDS
                                         OPPORTUNITIES FUND           INDEX*           INFLATION (CPI)++        S&P 500 INDEX+
                                         ------------------      ---------------       -----------------        --------------
6/1/98                                    $     9450             $    10000             $    10000               $  10000
6/98                                           10055                  10120                  10006                  10406
9/98                                            9308                   8858                  10043                   9371
12/98                                          11208                  10298                  10098                  11367
3/99                                           11765                  10517                  10135                  11934
6/99                                           12644                  11493                  10209                  12776
9/99                                           11907                  10584                  10313                  11978
12/99                                          14533                  11741                  10368                  13760
3/00                                           15384                  11939                  10516                  14075
6/00                                           15006                  11639                  10583                  13701
9/00                                           14940                  11981                  10657                  13568
12/00                                          14140                  11565                  10712                  12507

CLASS B SHARES Total Returns: 1 Year -8.29%, Since Inception 15.04%

[LINE GRAPH]

                                                                 LIPPER GROWTH &
                                          MAINSTAY GROWTH          INCOME FUNDS
                                         OPPORTUNITIES FUND           INDEX*           INFLATION (CPI)++        S&P 500 INDEX+
                                         ------------------      ---------------       -----------------        --------------
6/1/98                                    $    10000             $    10000             $    10000               $  10000
6/98                                           10630                  10120                  10006                  10406
9/98                                            9820                   8858                  10043                   9371
12/98                                          11800                  10298                  10098                  11367
3/99                                           12360                  10517                  10135                  11934
6/99                                           13260                  11493                  10209                  12776
9/99                                           12470                  10584                  10313                  11978
12/99                                          15199                  11741                  10368                  13760
3/00                                           16049                  11939                  10516                  14075
6/00                                           15629                  11639                  10583                  13701
9/00                                           15529                  11981                  10657                  13568
12/00                                          14373                  11565                  10712                  12507

CLASS C SHARES Total Returns: 1 Year -4.43%, Since Inception 15.96%

[LINE GRAPH]

                                                                 LIPPER GROWTH &
                                          MAINSTAY GROWTH          INCOME FUNDS
                                         OPPORTUNITIES FUND           INDEX*           INFLATION (CPI)++        S&P 500 INDEX+
                                         ------------------      ---------------       -----------------        --------------
6/1/98                                    $    10000             $    10000             $    10000               $  10000
6/98                                           10630                  10120                  10006                  10406
9/98                                            9820                   8858                  10043                   9371
12/98                                          11800                  10298                  10098                  11367
3/99                                           12360                  10517                  10135                  11934
6/99                                           13260                  11493                  10209                  12776
9/99                                           12470                  10584                  10313                  11978
12/99                                          15199                  11741                  10368                  13760
3/00                                           16049                  11939                  10516                  14075
6/00                                           15629                  11639                  10583                  13701
9/00                                           15529                  11981                  10657                  13568
12/00                                          14673                  11565                  10712                  12507

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B share performance reflects a contingent deferred sales charge
  (CDSC) of 3%. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Lipper Growth & Income Funds Index is an equally weighted performance index, adjusted for capital gains and income dividends, of the thirty largest qualifying funds in the Lipper growth and income fund universe. You cannot invest directly in an index.

+ "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. You cannot invest directly in an index.

++ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The U.S. stock market had its first declining year in a decade during the 12 months ended December 31, 2000. Both small-cap and mid-cap equities outperformed large-cap stocks for the year. Within the large-cap sector, value-oriented stocks outperformed their growth counterparts by an impressive 16% for the annual period, reversing general market trends in recent years.

The Federal Reserve's continued monetary tightening policy in the first half of the year had a major impact on the U.S. equity market. Though the Federal Reserve held interest rates steady after its May meeting, it maintained its tightening bias through November. The equity market largely ignored the Fed early in the year, but eventually the combination of a tightening stance and higher energy prices led corporate earnings to decelerate and stock prices to decline.

The technology sector suffered the largest losses during 2000. As the year began, enthusiasm over technology gains in 1999 led many investors to ignore extremely high valuations. As the year progressed, however, the rising cost of capital slowed earnings growth across the technology and telecommunications sectors and created severe valuation contractions in many stocks. While technology remains a major growth engine of the U.S. economy, the year 2000 served as a sobering reminder that sector growth is bound to be cyclical and subject to corrective periods.

During the latter part of the year, equity-market focus turned from momentum investing toward a more fundamental, value-based style. As a result, the sectors of the market that displayed the best relative earnings growth within the slowing economy--health care, consumer staples, and energy and utilities--provided the strongest returns. Financials also showed strong performance, with investors anticipating lower interest rates as the economy slowed.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, MainStay Growth Opportunities Fund returned -2.70% for Class A shares and -3.46% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the -8.96% return of the average Lipper(1) large-cap core fund over the same period. All share classes also outperformed the -9.10% return of the S&P 500 Index(2) for the same period. The Fund's performance benefited most from its timely shift from growth stocks toward value stocks during the annual period.

In our view, the last couple of years have clearly illustrated why investors may want to include a core or blended component in their asset allocation. The years 1999 and 2000 produced a great disparity in returns between growth and value equity investing. In contrast, the average core or blended mutual fund reported less volatility over the same time period. MainStay Growth Opportunities Fund outperformed its Lipper large-cap core peer group by a significant margin in both the growth-oriented market of 1999 and the value-oriented market of 2000.

-------

(1) See footnote and table on page 9 for more information about Lipper Inc.

(2) See footnote on page 5 for more information on the S&P 500 Index.

YEAR-BY-YEAR PERFORMANCE
[FUND PERFORMANCE BAR CHART]

YEAR-END                     12/98      12/99    12/00    TOTAL RETURN
12/98         Class A         X          X         X           18.60
12/99         Class B         X          X         X           29.67
12/00                                                          -2.70
12/98                                                          18.00
12/99                                                          28.80
12/00                                                          -3.46

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 9 for more information on performance.

STRATEGIC STYLE ALLOCATION AND STOCK SELECTION

The Fund entered 2000 with a bias toward stocks with strong revenue growth. As the focus of the market moved to a more disciplined focus on company fundamentals and stock valuations, we moved the portfolio to a more equal balance between growth and value stocks. We maintained a relatively equal weighting between growth and value stocks through the end of the year.

Specifically, we moved from an overweighted position in the technology sector to an underweighted position, as we witnessed a deceleration in revenues and earnings growth. First, we reduced the Fund's exposure to some of its largest technology holdings, such as Cisco Systems, Corning, EMC, and Sun Microsystems. While we continue to hold these stocks, lowering portfolio positions at higher prices earlier in 2000 favorably impacted Fund performance. We also reduced the Fund's exposure to semiconductor companies by completely selling the portfolio's holdings in Applied Materials, Novellus Systems, and National Semiconductor.

We increased Fund exposure to more noncyclical areas of the market, such as health care and consumer staples, to take advantage of their superior relative earnings in a slowing economy. Throughout the year, we also added to the Fund's financial stocks as the economy began to slow, opening the possibility of more accommodating interest rate policies. We reduced the Fund's financial holdings at year-end 2000, however, as credit-quality issues became more of a concern. The Fund was overweighted in utilities through most of the year. Utilities were among the best-performing stocks in 2000, as the sector generally benefited from the growing need for electricity and the shortage of generation capacity. The resulting supply/demand imbalance contributed to higher energy prices during the year.

The Fund's best-performing holding was Coastal (+149%),(3) an energy holding company in the process of being acquired by El Paso Energy. The stock benefited from the run-up in natural-gas prices. Enron (+87%) and Duke Energy (+70%), both companies with electric-generation and distribution businesses, benefited from the deregulation of the electricity industry. Sysco (+52%), the country's largest food distributor, was also a strong performer for the Fund in 2000, as the company surpassed anticipated earnings throughout the year. Another strong performer for the Fund was Avon Products (+47%), the well-known personal products company. Avon's new management team was able to reinvigorate its brand and exceed earnings expectations in 2000.

Two of the Fund's best-performing new purchases were Walgreen (+47%) and CVS (+34%), the country's two largest independent drugstore chains. These stocks performed strongly based on their ability to grow earnings in excess of the market, while gaining market share and benefiting from the needs of an aging population. Sungard Data Systems (+40%), another new purchase that performed well, is a computer services company. Its stock price appreciated as its business rebounded from a difficult 1999.

Loral Space & Communications (-63%) and Sprint (-52%) were among the worst-performing stocks in the Fund's portfolio. Both of these companies were hurt by problems in the telecommunications industry. Loral's poor performance was due primarily to its inability to meet expected subscriber numbers in its Globalstar division. Sprint's stock suffered due to the break-up of its merger with WorldCom and pricing pressures in its long-distance business. While the Fund did take some losses from these stocks, the sales were good decisions for the Fund, since both stocks continued to decline through the end of 2000.

LOOKING AHEAD

We are optimistic about the U.S. equity markets for 2001. Corporate earnings will probably trend lower in the first half of 2001, but reduced interest rates should have a larger and more positive impact on the direction of the stock market.

In this environment, we intend to balance the Fund rather evenly between growth and value stocks for the near term. Our strategy is to focus on sectors and stocks with the best relative earnings outlook and valuations consistent with strong appreciation potential. No matter how the markets may move, the Fund will continue to seek long-term growth of capital, with income as a secondary consideration.

James Agostisi
Patricia S. Rossi
Portfolio Managers
New York Life Investment Management LLC

-------

(3) Returns reflect performance for the 12-month period ended 12/31/00.

Returns and Lipper Rankings as of 12/31/00
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                               SINCE INCEPTION
                      1 YEAR   THROUGH 12/31/00
Class A               -2.70%        16.84%
Class B               -3.46%        15.96%
Class C               -3.46%        15.96%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                               SINCE INCEPTION
                      1 YEAR   THROUGH 12/31/00
Class A               -8.06%        14.32%
Class B               -8.29%        15.04%
Class C               -4.43%        15.96%

   FUND LIPPER + RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/00

                                   SINCE INCEPTION
                        1 YEAR     THROUGH 12/31/00
Class A               85 out of         7 out of
                      519 funds        371 funds
Class B               93 out of         16 out of
                      519 funds        371 funds
Class C               93 out of         67 out of
                      519 funds        406 funds
Average Lipper
large-cap core fund     -8.96%         9.35%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
12/31/00

             NAV 12/31/00   INCOME    CAPITAL GAINS
    Class A     $14.74      $0.0000      $0.2092
    Class B     $14.45      $0.0000      $0.2092
    Class C     $14.45      $0.0000      $0.2092

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/00. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/00.

The preceding pages have not been audited.

MainStay Growth Opportunities Fund

                                     SHARES           VALUE
                                   ----------------------------
COMMON STOCKS (96.5%)+

AEROSPACE/DEFENSE (1.7%)
Lockheed Martin Corp. ...........      35,000      $  1,188,250
Northrop Grumman Corp. ..........      12,000           996,000
                                                   ------------
                                                      2,184,250
                                                   ------------
AIRLINES (0.5%)
AMR Corp. (a)....................      17,000           666,187
                                                   ------------
ALUMINUM (0.8%)
Alcoa Inc. ......................      31,500         1,055,250
                                                   ------------

BANKS (1.8%)
Bank of New York Co., Inc.
 (The)...........................      25,250         1,393,484
Washington Mutual, Inc. .........      17,500           928,594
                                                   ------------
                                                      2,322,078
                                                   ------------
BEVERAGES (2.3%)
Anheuser-Busch Cos., Inc. .......      32,600         1,483,300
Coca-Cola Co. (The)..............      24,500         1,492,969
                                                   ------------
                                                      2,976,269
                                                   ------------
BIOTECHNOLOGY (0.8%)
Genentech, Inc. (a)..............      13,000         1,059,500
                                                   ------------

BROADCAST/MEDIA (3.6%)
Cablevision Systems Corp. Class A
 (a).............................      19,300         1,639,294
Clear Channel Communications,
 Inc. (a)........................      10,986           532,134
Comcast Corp. Class A (a)........      34,300         1,432,025
News Corp. Ltd. (The)............      14,400           464,400
USA Networks, Inc. (a)...........      40,000           777,500
                                                   ------------
                                                      4,845,353
                                                   ------------
CHEMICALS (0.6%)
Dow Chemical Co. (The)...........      20,000           732,500
                                                   ------------

COMMUNICATIONS--EQUIPMENT (10.3%)
ADC Telecommunications, Inc.
 (a).............................      67,800         1,228,875
Andrew Corp. (a).................      44,000           957,000
Cisco Systems, Inc. (a)..........      32,000         1,224,000
Comverse Technology, Inc. (a)....      13,200         1,433,850
Corning Inc. ....................      16,200           855,563
General Motors Corp. Class H
 (a).............................      56,000         1,288,000
JDS Uniphase Corp. (a)...........      10,800           450,225
Nokia Corp. ADR (b)..............      38,500         1,674,750
Nortel Networks Corp. ...........      37,000         1,186,312
QUALCOMM Inc. (a)................      24,400         2,005,375
Tellabs, Inc. (a)................      23,000         1,299,500
                                                   ------------
                                                     13,603,450
                                                   ------------

                                     SHARES           VALUE
                                   ----------------------------
COMPUTER SOFTWARE & SERVICES (1.7%)
BEA Systems, Inc. (a)............       8,700      $    585,619
Comdisco Inc. ...................      26,400           301,950
Sungard Data Systems Inc. (a)....      28,000         1,319,500
                                                   ------------
                                                      2,207,069
                                                   ------------
COMPUTER SYSTEMS (2.4%)
EMC Corp. (a)....................      15,000           997,500
International Business Machines
 Corp. ..........................      14,400         1,224,000
Sun Microsystems, Inc. (a).......      33,400           931,025
                                                   ------------
                                                      3,152,525
                                                   ------------
CONGLOMERATES (0.5%)
Textron, Inc. ...................      14,000           651,000
                                                   ------------

COSMETICS/PERSONAL CARE (1.3%)
Avon Products, Inc. .............      36,000         1,723,500
                                                   ------------

ELECTRIC POWER COMPANIES (1.1%)
Duke Energy Corp. ...............      16,500         1,406,625
                                                   ------------

ELECTRICAL EQUIPMENT (3.2%)
Emerson Electric Co. ............      17,000         1,339,813
General Electric Co. ............      60,000         2,876,250
                                                   ------------
                                                      4,216,063
                                                   ------------
ELECTRONICS--COMPONENTS (1.6%)
Flextronics International Ltd.
 (a).............................      25,000           712,500
SPX Corp. (a)....................      12,600         1,363,162
                                                   ------------
                                                      2,075,662
                                                   ------------
ELECTRONICS--SEMICONDUCTORS
 (3.1%)
Advanced Micro Devices, Inc.
 (a).............................      37,000           511,063
Intel Corp. .....................      41,000         1,240,250
Motorola, Inc. ..................      40,000           810,000
Texas Instruments Inc. ..........      32,500         1,539,687
                                                   ------------
                                                      4,101,000
                                                   ------------
ENTERTAINMENT (1.0%)
Viacom Inc. Class B (a)..........      27,000         1,262,250
                                                   ------------

FINANCE (5.8%)
American Express Co. ............      24,000         1,318,500
American General Corp. ..........       8,700           709,050
Citigroup Inc. ..................      35,497         1,812,566
Freddie Mac......................      30,000         2,066,250
USA Education, Inc. .............      25,900         1,761,200
                                                   ------------
                                                      7,667,566
                                                   ------------
FOOD & HEALTH CARE DISTRIBUTORS (2.2%)
Archer-Daniels-Midland Co. ......      55,000           825,000
SYSCO Corp. .....................      67,800         2,034,000
                                                   ------------
                                                      2,859,000
                                                   ------------

---------------------------------------------------------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2000

                                     SHARES           VALUE
                                   ----------------------------
COMMON STOCKS (CONTINUED)

HEALTH CARE--DRUGS (7.1%)
Lilly (Eli) & Co. ...............      13,250      $  1,233,078
Merck & Co., Inc. ...............      12,000         1,123,500
Pfizer Inc. .....................      56,812         2,613,352
Pharmacia Corp. .................      33,700         2,055,700
Schering-Plough Corp. ...........      30,850         1,750,738
Watson Pharmaceuticals, Inc.
 (a).............................      12,000           614,250
                                                   ------------
                                                      9,390,618
                                                   ------------
HEALTH CARE--MEDICAL PRODUCTS (4.0%)
Baxter International Inc. .......      17,500         1,545,469
Medtronic, Inc. .................      28,500         1,720,688
Stryker Corp. ...................      18,000           910,620
Varian Medical Systems, Inc.
 (a).............................      16,700         1,134,556
                                                   ------------
                                                      5,311,333
                                                   ------------
HEALTH CARE--MISCELLANEOUS (4.1%)
Amgen Inc. (a)...................      24,500         1,566,469
Bristol-Myers Squibb Co. ........      27,000         1,996,312
Johnson & Johnson................      17,200         1,807,075
                                                   ------------
                                                      5,369,856
                                                   ------------
HOTEL/MOTEL (0.8%)
Starwood Hotels & Resorts
 Worldwide, Inc. ................      29,000         1,022,250
                                                   ------------

INDEPENDENT POWER PRODUCER (2.2%)
Calpine Corp. (a)................      50,000         2,253,125
Southern Energy, Inc. (a)........      24,000           679,500
                                                   ------------
                                                      2,932,625
                                                   ------------
INSURANCE (5.6%)
ACE Ltd. ........................      42,300         1,795,106
American International Group,
 Inc. ...........................      23,325         2,298,970
Lincoln National Corp. ..........      15,000           709,688
Radian Group Inc. ...............      10,600           795,662
St. Paul Cos., Inc. (The)........      33,100         1,797,744
                                                   ------------
                                                      7,397,170
                                                   ------------
INTERNET SOFTWARE & SERVICES
 (0.6%)
Genuity Inc. (a).................     144,100           729,506
                                                   ------------

INVESTMENT BANK/BROKERAGE (0.6%)
Merrill Lynch & Co., Inc. .......      11,900           811,431
                                                   ------------
MANUFACTURING (1.8%)
Illinois Tool Works Inc. ........      11,000           655,187
Tyco International Ltd. .........      32,100         1,781,550
                                                   ------------
                                                      2,436,737
                                                   ------------

                                     SHARES           VALUE
                                   ----------------------------
NATURAL GAS DISTRIBUTORS & PIPELINES (3.2%)
Coastal Corp. (The)..............      22,000      $  1,942,875
Enron Corp. .....................      16,000         1,330,000
Williams Cos., Inc. (The)........      23,000           918,563
                                                   ------------
                                                      4,191,438
                                                   ------------
OIL & GAS SERVICES (2.0%)
Anadarko Petroleum Corp. ........      22,000         1,563,760
Schlumberger Ltd. ...............      14,000         1,119,125
                                                   ------------
                                                      2,682,885
                                                   ------------
OIL--INTEGRATED DOMESTIC (1.3%)
Tosco Corp. .....................      50,000         1,696,875
                                                   ------------

OIL--INTEGRATED INTERNATIONAL
 (2.2%)
Chevron Corp. ...................      16,000         1,351,000
Exxon Mobil Corp. ...............      17,620         1,531,839
                                                   ------------
                                                      2,882,839
                                                   ------------
REAL ESTATE INVESTMENT/MANAGEMENT (1.1%)
Duke-Weeks Realty Corp. .........      25,000           615,625
First Industrial Realty Trust
 Inc. ...........................      25,000           850,000
                                                   ------------
                                                      1,465,625
                                                   ------------
RETAIL (7.0%)
CVS Corp. .......................      34,000         2,037,875
Costco Wholesale Corp. (a).......      35,700         1,425,769
Kroger Co. (The) (a).............      65,000         1,759,063
Limited, Inc. (The)..............      59,000         1,006,687
Wal-Mart Stores, Inc. ...........      29,000         1,540,625
Walgreen Co. ....................      33,000         1,379,812
                                                   ------------
                                                      9,149,831
                                                   ------------
SPECIALIZED SERVICES (1.9%)
Convergys Corp. (a)..............      26,000         1,178,125
Fiserv, Inc. (a).................      29,000         1,375,687
                                                   ------------
                                                      2,553,812
                                                   ------------
TELECOMMUNICATIONS (0.8%)
Allegiance Telecom, Inc. (a).....      27,550           613,417
CIENA Corp. (a)..................       6,000           488,250
                                                   ------------
                                                      1,101,667
                                                   ------------
TELEPHONE (3.1%)
BellSouth Corp. .................      34,600         1,416,438
Qwest Communications
 International Inc. (a)..........      29,000         1,189,000
SBC Communications Inc. .........      31,500         1,504,125
                                                   ------------
                                                      4,109,563
                                                   ------------
TOYS (0.8%)
Mattel, Inc. ....................      72,000         1,039,681
                                                   ------------
Total Common Stocks
 (Cost $112,306,623).............                   127,042,839
                                                   ------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Growth Opportunities Fund


                                   PRINCIPAL
                                     AMOUNT           VALUE
                                   ----------------------------
SHORT-TERM INVESTMENT (3.4%)

COMMERCIAL PAPER (3.4%)
UBS Finance Delaware LLC
 6.50%, due 1/2/01...............  $4,455,000      $  4,454,195
                                                   ------------
Total Short-Term Investment
 (Cost $4,454,195)...............                     4,454,195
                                                   ------------
Total Investments
 (Cost $116,760,818) (c).........        99.9%      131,497,034(d)
                                                   ============
Cash and Other Assets,
 Less Liabilities................         0.1            81,709
                                   ----------      ------------
Net Assets.......................       100.0%     $131,578,743
                                   ==========      ============

-------
(a)  Non-income producing security.
(b)  ADR--American Depository Receipt.
(c)  The cost for federal income tax purposes is $116,748,554.
(d) At December 31, 2000, net unrealized appreciation was $14,748,480, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $21,616,159 and aggre-gate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $6,867,679.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2000

ASSETS:
Investment in securities, at value (identified cost
  $116,760,818).............................................       $131,497,034
Cash........................................................              1,171
Receivables:
  Fund shares sold..........................................            374,943
  Dividends and interest....................................             94,977
Unamortized organization expense............................             32,614
                                                                   ------------
        Total assets........................................        132,000,739
                                                                   ------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................             99,168
  NYLIFE Distributors.......................................             83,814
  Transfer agent............................................             77,995
  MainStay Management.......................................             76,238
  Custodian.................................................             13,473
  Trustees..................................................              1,041
Accrued expenses............................................             70,267
                                                                   ------------
        Total liabilities...................................            421,996
                                                                   ------------
Net assets..................................................       $131,578,743
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     25,810
  Class B...................................................             63,153
  Class C...................................................              1,587
Additional paid-in capital..................................        118,107,206
Accumulated distribution in excess of net realized gain on
  investments...............................................         (1,355,229)
Net unrealized appreciation on investments..................         14,736,216
                                                                   ------------
Net assets..................................................       $131,578,743
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 38,039,620
                                                                   ============
Shares of beneficial interest outstanding...................          2,580,958
                                                                   ============
Net asset value per share outstanding.......................       $      14.74
Maximum sales charge (5.50% of offering price)..............               0.86
                                                                   ------------
Maximum offering price per share outstanding................       $      15.60
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 91,246,409
                                                                   ============
Shares of beneficial interest outstanding...................          6,315,268
                                                                   ============
Net asset value and offering price per share outstanding....       $      14.45
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  2,292,714
                                                                   ============
Shares of beneficial interest outstanding...................            158,683
                                                                   ============
Net asset value and offering price per share outstanding....       $      14.45
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   940,411
  Interest..................................................      523,933
                                                              -----------
    Total income............................................    1,464,344
                                                              -----------
Expenses:
  Management................................................      830,506
  Distribution--Class B.....................................      625,061
  Distribution--Class C.....................................       13,168
  Transfer agent............................................      383,140
  Service--Class A..........................................       83,866
  Service--Class B..........................................      208,354
  Service--Class C..........................................        4,389
  Registration..............................................       61,325
  Shareholder communication.................................       57,272
  Recordkeeping.............................................       38,187
  Professional..............................................       32,687
  Custodian.................................................       28,689
  Amortization of organization expense......................       13,527
  Trustees..................................................        3,477
  Miscellaneous.............................................       25,026
                                                              -----------
    Total expenses..........................................    2,408,674
                                                              -----------
Net investment loss.........................................     (944,330)
                                                              -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................     (372,992)
Net change in unrealized appreciation on investments........   (3,866,863)
                                                              -----------
Net realized and unrealized loss on investments.............   (4,239,855)
                                                              -----------
Net decrease in net assets resulting from operations........  $(5,184,185)
                                                              ===========

-------
(a)  Dividends recorded net of foreign withholding taxes of $3,589.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2000           1999
                                                              ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (944,330)   $  (343,195)
  Net realized gain (loss) on investments...................     (372,992)     1,172,657
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   (3,866,863)    14,864,752
                                                              ------------   -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................   (5,184,185)    15,694,214
                                                              ------------   -----------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................     (430,756)       (14,335)
    Class B.................................................   (1,060,495)       (32,104)
    Class C.................................................      (25,456)          (408)
  In excess of net realized gain on investments:
    Class A.................................................      (95,663)            --
    Class B.................................................     (235,519)            --
    Class C.................................................       (5,658)            --
                                                              ------------   -----------
      Total distributions to shareholders...................   (1,853,547)       (46,847)
                                                              ------------   -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   18,640,429      9,759,082
    Class B.................................................   50,550,783     42,863,447
    Class C.................................................    1,857,926        744,572
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................      513,511         14,255
    Class B.................................................    1,258,666         31,469
    Class C.................................................       28,179            402
                                                              ------------   -----------
                                                               72,849,494     53,413,227
  Cost of shares redeemed:
    Class A.................................................   (5,447,199)    (2,170,937)
    Class B.................................................  (14,452,687)    (6,533,286)
    Class C.................................................     (290,694)       (42,926)
                                                              ------------   -----------
      Increase in net assets derived from capital share
       transactions.........................................   52,658,914     44,666,078
                                                              ------------   -----------
      Net increase in net assets............................   45,621,182     60,313,445
NET ASSETS:
Beginning of year...........................................   85,957,561     25,644,116
                                                              ------------   -----------
End of year.................................................  $131,578,743   $85,957,561
                                                              ============   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                      Class A
                                                                  ------------------------------------------------
                                                                                                        June 1*
                                                                   Year ended        Year ended         through
                                                                  December 31,      December 31,      December 31,
                                                                      2000              1999              1998
                                                                  ------------      ------------      ------------
Net asset value at beginning of period......................        $ 15.37           $ 11.86           $ 10.00
                                                                    -------           -------           -------
Net investment loss (a).....................................          (0.04)            (0.02)            (0.05)
Net realized and unrealized gain (loss) on investments......          (0.38)             3.54              1.91
                                                                    -------           -------           -------
Total from investment operations............................          (0.42)             3.52              1.86
                                                                    -------           -------           -------
Less distributions to shareholders:
  From net realized gain on investments.....................          (0.17)            (0.01)               --
  In excess of net realized gain on investments: ...........          (0.04)               --                --
                                                                    -------           -------           -------
Total distributions to shareholders: .......................          (0.21)            (0.01)               --
                                                                    -------           -------           -------
Net asset value at end of period............................        $ 14.74           $ 15.37           $ 11.86
                                                                    =======           =======           =======
Total investment return (b).................................          (2.70)%           29.67%            18.60%
Ratios (to average net assets)
  Supplemental Data:
    Net investment loss.....................................          (0.26%)           (0.16%)           (1.09%)+
    Expenses................................................           1.49%             1.59%             2.53%+
Portfolio turnover rate.....................................             70%               72%               32%
Net assets at end of period (in 000's)......................        $38,040           $26,214           $13,293

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        Class B                                                Class C
    ------------------------------------------------      -------------------------------------------------
                                          June 1*                                             September 1**
     Year ended        Year ended         through          Year ended        Year ended          through
    December 31,      December 31,      December 31,      December 31,      December 31,      December 31,
        2000              1999              1998              2000              1999              1998
    ------------      ------------      ------------      ------------      ------------      -------------
      $ 15.19           $ 11.80           $ 10.00           $ 15.19            $11.80            $ 9.22
      -------           -------           -------           -------            ------            ------
        (0.15)            (0.11)            (0.08)            (0.15)            (0.11)            (0.06)
        (0.38)             3.51              1.88             (0.38)             3.51              2.64
      -------           -------           -------           -------            ------            ------
        (0.53)             3.40              1.80             (0.53)             3.40              2.58
      -------           -------           -------           -------            ------            ------
        (0.17)            (0.01)               --             (0.17)            (0.01)               --
        (0.04)               --                --             (0.04)               --                --
      -------           -------           -------           -------            ------            ------
        (0.21)            (0.01)               --             (0.21)            (0.01)               --
      -------           -------           -------           -------            ------            ------
      $ 14.45           $ 15.19           $ 11.80           $ 14.45            $15.19            $11.80
      =======           =======           =======           =======            ======            ======
        (3.46%)           28.80%            18.00%            (3.46%)           28.80%            27.98%
        (1.01%)           (0.91%)           (1.84%)+          (1.01%)           (0.91%)           (1.84%)+
         2.24%             2.34%             3.28%+            2.24%             2.34%             3.28%+
           70%               72%               32%               70%               72%               32%
      $91,246           $58,937           $12,351           $ 2,293            $  806            $   --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Growth Opportunities Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Growth Opportunities Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such

Notes to Financial Statements

system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,460 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Permanent book-tax differences of $944,330, $349,518 and $1,293,848 are decreases to accumulated net investment loss, accumulated distribution in excess of net realized gain on investments and additional paid-in capital, respectively. These differences are primarily due to net investment loss incurred by the Fund for the year and reclassification of distributions.

MainStay Growth Opportunities Fund

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), served as the Fund's manager pursuant to a management agreement and provided offices and conducted clerical, recordkeeping and bookkeeping services, and kept most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Madison Square Advisors LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor was responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2000, the Manager earned $830,506. It was not necessary for the Manager to reimburse the Fund for expenses.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate of MainStay Management LLC and under the common control of New York Life, was substituted in place of MainStay Management LLC as the Fund's investment adviser. Under the Substitution Agreement among MainStay Management LLC, NYLIM and the Fund, NYLIM has assumed all of the interests, rights and responsibilities of MainStay Management LLC under the Management and Sub-Advisory Agreements to which it is a party. The terms and conditions of these agreements, including management fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Fund and the investment process used by NYLIM is identical to that which was used by MainStay Management LLC. Also effective January 2, 2001, Madison Square Advisors, Inc. merged with NYLIM, with a termination of the Sub-Advisory Agreement between MainStay Management LLC and Madison Square Advisors LLC.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $1,478 for the year ended December 31, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,756, $96,627 and $761, respectively, for the year ended December 31, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2000, amounted to $383,140.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

MainStay Growth Opportunities Fund

CAPITAL. At December 31, 2000, New York Life held shares of Class A with a net asset value of $13,466,692, which represents 35.4% of the Class A net assets at year end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $1,202 for the year ended December 31, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $38,187 for the year ended December 31, 2000.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes $1,367,493 of qualifying capital losses that arose during the year after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2000, purchases and sales of securities, other than short-term securities, were $134,308 and $77,301, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                         YEAR ENDED                       YEAR ENDED
                                                      DECEMBER 31, 2000                DECEMBER 31, 1999
                                                 ---------------------------      ---------------------------
                                                 CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C
                                                 -------   -------   -------      -------   -------   -------
Shares sold....................................   1,196     3,298      123          752      3,339      56
Shares issued in reinvestment of
  distributions................................      36        89        2            1          2      --(a)
                                                  -----     -----      ---         ----      -----      --
                                                  1,232     3,387      125          753      3,341      56
Shares redeemed................................    (356)     (953)     (19)        (169)      (506)     (3)
                                                  -----     -----      ---         ----      -----      --
Net increase...................................     876     2,434      106          584      2,835      53
                                                  =====     =====      ===         ====      =====      ==

-------

(a)  Less than one thousand.

Report of Independent Accountants

To the Board of Trustees of the MainStay Funds and Shareholders of The MainStay Growth Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Growth Opportunities Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Contact your investment professional for a free prospectus containing more information, including advisory fees, risks, other expenses, and share classes. Please read the prospectus carefully before you invest or send money.

                       This page intentionally left blank

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of December 31, 2000.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved.  MSGP11-02/01

[RECYCLE LOGO]

  [MAINSTAY FUNDS LOGO]

    MainStay(R) Growth
    Opportunities Fund

    ANNUAL REPORT


    DECEMBER 31, 2000


    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Research Value
                                                              Fund versus Russell 1000 Value Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               23
                                                              The MainStay(R) Funds                           24

                       This page intentionally left blank

President's Letter

The year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations of technology stocks had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Throughout 2000, the strength of the U.S. dollar versus other currencies made international investing challenging for U.S. investors. A fourth-quarter rally in the euro could signal a turnaround, but only time will tell.

Despite this volatility, MainStay(R) shareholders enjoyed the confidence of knowing that throughout the year, their Funds were consistently managed with well-defined investment disciplines. Seeking to avoid any hint of style drift, each of our portfolio managers rigorously adhered to an investment process that doesn't change, even when the markets shift. MainStay shareholders knew they could depend on our unwavering commitment to integrity and service--in our Fund management, accounting, reporting, and shareholder communications.

This annual report details the events that affected your MainStay investment during the 12 months ended December 31, 2000. The portfolio manager commentary gives you an inside look at the market forces and management decisions that affected your Fund's strategic direction and investment results. If you have questions, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2001

$10,000 Invested in MainStay
Research Value Fund versus
Russell 1000 Value Index and Inflation

CLASS A SHARES Total Returns: 1 Year 8.58%, Since Inception 11.44%

[LINE GRAPH]

                                                 MAINSTAY RESEARCH VALUE
                                                          FUND                  INFLATION (CPI)+        RUSSELL 1000 VALUE INDEX*
                                                 -----------------------        ----------------        -------------------------
6/1/98                                                 $   9450                  $    10000                   $   10000
6/98                                                       9327                       10006                       10128
9/98                                                       8203                       10043                        8955
12/98                                                      9734                       10098                       10442
3/99                                                      10074                       10135                       10591
6/99                                                      11227                       10209                       11786
9/99                                                      10499                       10313                       10631
12/99                                                     11520                       10368                       11208
3/00                                                      12412                       10516                       11262
6/00                                                      12610                       10583                       10734
9/00                                                      13155                       10657                       11577
12/00                                                     13236                       10712                       11994

CLASS B SHARES Total Returns: 1 Year 9.03%, Since Inception 12.10%

[LINE GRAPH]

                                                 MAINSTAY RESEARCH VALUE
                                                          FUND                  INFLATION (CPI)+        RUSSELL 1000 VALUE INDEX*
                                                 -----------------------        ----------------        -------------------------
6/1/98                                                $   10000                   $   10000                   $   10000
6/98                                                       9870                       10006                       10128
9/98                                                       8660                       10043                        8955
12/98                                                     10250                       10098                       10442
3/99                                                      10590                       10135                       10591
6/99                                                      11780                       10209                       11786
9/99                                                      11000                       10313                       10631
12/99                                                     12050                       10368                       11208
3/00                                                      12963                       10516                       11262
6/00                                                      13142                       10583                       10734
9/00                                                      13677                       10657                       11577
12/00                                                     13441                       10712                       11994

CLASS C SHARES Total Returns: 1 Year 13.03%, Since Inception 13.06%

[LINE GRAPH]

                                                 MAINSTAY RESEARCH VALUE
                                                          FUND                  INFLATION (CPI)+        RUSSELL 1000 VALUE INDEX*
                                                 -----------------------        ----------------        -------------------------
6/1/98                                                $   10000                   $   10000                   $   10000
6/98                                                       9870                       10006                       10128
9/98                                                       8660                       10043                        8955
12/98                                                     10250                       10098                       10442
3/99                                                      10590                       10135                       10591
6/99                                                      11780                       10209                       11786
9/99                                                      11000                       10313                       10631
12/99                                                     12050                       10368                       11208
3/00                                                      12963                       10516                       11262
6/00                                                      13142                       10583                       10734
9/00                                                      13677                       10657                       11577
12/00                                                     13741                       10712                       11994

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B share performance reflects a contingent deferred sales charge
  (CDSC) of 3%. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the year 2000, early stock-market euphoria, especially in the technology sector, gave way to a significant correction, as investors began to fear that valuations had reached speculative levels. A series of interest-rate increases by the Federal Reserve from June 1999 through May 2000 helped fuel the shift in investor sentiment. As these increases filtered into the economy, dramatically slowing growth, the "wealth effect" dissipated in the third quarter and consumer spending declined.

The economic slowdown accelerated during the fourth quarter, as consumer demand and industrial production faltered and businesses sought to trim unwanted inventories. A large number of earnings disappointments kept the equity markets mired in negative territory. One contributing factor may have been the SEC's new Regulation FD, which requires complete public disclosure of all potentially market-moving information to all investors at the same time. By mid-December, many Wall Street economists were calling for immediate interest-rate cuts and warning of a possible recession. The Federal Reserve held interest rates steady through the balance of 2000, but did make an unprecedented move by shifting directly from a tightening bias to suggesting an easing bias at its December 19, 2000, meeting. At year-end, it was clear that the broad equity market would turn in its worst performance in several years, with several major indices posting negative annual returns.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, MainStay Research Value Fund returned 14.89% for Class A shares and 14.03% for Class B and Class C shares, excluding all sales charges. All shares classes significantly outperformed the 8.84% return of the average Lipper(1) multi-cap value fund, the 1.67% return of the average Lipper large-cap value fund, the 7.01% return of the Russell 1000(R) Value Index,(2) and the -9.10% return of the S&P 500 Index(3) over the same period.

The Fund's strong performance was due primarily to careful individual stock selection, effective weighting of our highest-conviction ideas in the portfolio, and strict adherence to the Fund's fundamental analysis and portfolio diversification disciplines.

RESEARCH-INTENSIVE, BOTTOM-UP VALUE APPROACH

With diversification across several economic sectors, the Fund's best-performing securities for the annual period included:(4)

- ACE Ltd. (+154%) is a property and casualty insurance business that gained momentum with growth in earnings, an upturn in the property/casualty pricing cycle, and the successful integration of the CIGNA property/casualty

-------

(1) See footnote and table on page 9 for more information about Lipper Inc.

(2) See footnote on page 5 for more information about the Russell 1000(R) Value Index.

(3) "S&P 500(R)" is a trademark of the McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

(4) Returns reflect performance for the 12-month period ended 12/31/00.

YEAR-BY-YEAR PERFORMANCE

[BAR GRAPH]

                                                               12/98                       12/99
Class A                                                         3.00                       18.35
Class B and Class C                                             2.50                       17.56

                                                               12/00
Class A                                                        14.89
Class B and Class C                                            14.03

  acquisition. The Fund had purchased the stock based on its reasonable valuation.

- XL Capital Ltd. (+68%), another property and casualty insurance firm, performed well over the period, as it realigned its operations around core business activities and further refined its global branding strategy.

- Burlington Resources (+53%), a natural-gas producer, showed strong performance as natural-gas prices increased over the course of the year.

- American Home Products (+62%), a leading pharmaceutical and consumer health care products company, benefited as investors sought a safe haven from earnings volatility by investing in quality health care issues.

Most of the Fund's poorly performing stocks were in the technology and telecommunications sectors, which produced little good news in 2000 from about March onward. Specifically, Sprint (PCS Group) (-60%) and Compaq Computer (-44%) had difficult years. Black & Decker (-25%) was also one of the Fund's worst-performing securities, as the slowing U.S. economy took its toll on company earnings. The Fund continues to hold these issues, since we believe each is now at a compelling valuation and all three companies are among the leaders in their respective industries.

We do not seek to over- or underweight sectors in the Fund, but rather construct the portfolio on a stock-by-stock basis. As a result of our bottom-up security selection, however, we did significantly decrease the Fund's exposure to technology stocks during the year because of the sector's increased volatility. We also decreased the Fund's exposure to utilities in the second half of the year based on concerns over the volatility in oil and gas prices. At year end, the Fund was also underweighted in the health care and financial sectors.

LOOKING AHEAD

We believe the Federal Reserve is likely to cut interest rates several times in the first half of 2001. While this may be positive for U.S. equities, we believe the investment environment will continue to be challenging as investors assess the impact and duration of the economic slowdown, the effectiveness of Fed policy, and the new administration's attention to fiscal and monetary matters.

We remain focused on our disciplined strategy of value investing, searching for new ideas primarily among stocks that are out of favor or that have suffered temporary setbacks. We continue to seek to manage risk through intense fundamental research. Whatever the markets may bring, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

Daniel M. Theriault
Joseph A. Austin
John (Jack) W. Murphy
Portfolio Managers
John A. Levin & Co., Inc.

Returns and Lipper Rankings as of 12/31/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                  1 YEAR         SINCE INCEPTION THROUGH 12/31/00
    Class A                       14.89%                      13.90%
    Class B                       14.03%                      13.06%
    Class C                       14.03%                      13.06%

   FUND RETURNS (WITH SALES CHARGES)*

                                  1 YEAR         SINCE INCEPTION THROUGH 12/31/00
    Class A                       8.58%                       11.44%
    Class B                       9.03%                       12.10%
    Class C                      13.03%                       13.06%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/00

                                  1 YEAR         SINCE INCEPTION THROUGH 12/31/00
    Class A                138 out of 522 funds        36 out of 399 funds
    Class B                157 out of 522 funds        42 out of 399 funds
    Class C                157 out of 522 funds        46 out of 413 funds
    Average Lipper
    multi-cap value fund          8.84%                       5.94%
    Average Lipper
    large-cap value fund          1.67%                       6.85%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
12/31/00

             NAV 12/31/00   INCOME    CAPITAL GAINS
    Class A     $12.56      $0.0000      $0.7637
    Class B     $12.30      $0.0000      $0.7637
    Class C     $12.30      $0.0000      $0.7637

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/00. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer funds are for the period from 6/1/98 through 12/31/00. Lipper Inc. has reclassified MainStay Research Value Fund as a large-cap value fund. Rankings shown for the year 2000 reflect performance within the Lipper multi-cap value fund universe.

The preceding pages have not been audited.

MainStay Research Value Fund

                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (90.0%)

AEROSPACE/DEFENSE (4.5%)
Rockwell International Corp. ...     30,900       $ 1,471,613
United Technologies Corp. ......      9,632           757,316
                                                  -----------
                                                    2,228,929
                                                  -----------
AGRICULTURAL PRODUCTS (1.0%)
Monsanto Co. ...................     18,100           489,831
                                                  -----------

BANKS (8.0%)
Bank of New York Co., Inc.
 (The)..........................     17,900           987,856
Chase Manhattan Corp. (The).....     10,600           481,637
FleetBoston Financial Corp. ....     31,900         1,198,244
U.S. Bancorp....................     45,700         1,333,869
                                                  -----------
                                                    4,001,606
                                                  -----------
BEVERAGES (3.0%)
Anheuser-Busch Cos., Inc. ......     20,500           932,750
Coca-Cola Co. (The).............      9,600           585,000
                                                  -----------
                                                    1,517,750
                                                  -----------
BROADCAST/MEDIA (1.2%)
Grupo Televisa S.A. Class A GDR
 (a) (c)........................      6,600           296,587
Pegasus Communications Corp.
 (a)............................     12,600           324,450
                                                  -----------
                                                      621,037
                                                  -----------
CHEMICALS (2.2%)
Du Pont (E.I.) De Nemours &
 Co. ...........................     22,700         1,096,694
                                                  -----------

COMMUNICATIONS -- EQUIPMENT (2.7%)
General Motors Corp. Class H
 (a)............................     59,600         1,370,800
                                                  -----------

COMPUTER SOFTWARE & SERVICES (5.4%)
Automatic Data Processing,
 Inc. ..........................     11,500           728,094
First Data Corp. Class A........     26,900         1,417,294
Sabre Holdings Corp. Class A
 (a)............................     12,538           540,701
                                                  -----------
                                                    2,686,089
                                                  -----------
COMPUTER SYSTEMS (5.0%)
Compaq Computer Corp. ..........     69,500         1,045,975
Hewlett-Packard Co. ............     30,500           962,656
International Business Machines
 Corp...........................      5,800           493,000
                                                  -----------
                                                    2,501,631
                                                  -----------
COSMETICS/PERSONAL CARE (1.0%)
Gillette Co. (The)..............     14,500           523,813
                                                  -----------

ELECTRIC POWER COMPANIES (1.3%)
Constellation Energy Group,
 Inc. ..........................     14,200           639,887
                                                  -----------
--------------
+  Percentages indicated are based on Fund net assets.

                                    SHARES           VALUE
                                  ---------------------------
ELECTRICAL EQUIPMENT (6.5%)
Emerson Electric Co. ...........      9,200       $   725,075
General Electric Co. ...........     28,000         1,342,250
Koninkijke Philips
 Electronics....................     31,989         1,159,601
                                                  -----------
                                                    3,226,926
                                                  -----------
ELECTRONICS -- SEMICONDUCTORS (1.4%)
Texas Instruments Inc. .........     14,900           705,888
                                                  -----------

ENTERTAINMENT (0.9%)
Walt Disney Co. (The)...........     16,100           465,894
                                                  -----------

FOOD (2.6%)
Sara Lee Corp. .................     52,700         1,294,444
                                                  -----------

HARDWARE & TOOLS (2.2%)
Black & Decker Corp. (The)......     28,250         1,108,813
                                                  -----------

HEALTH CARE -- DRUGS (3.5%)
Lilly (Eli) & Co. ..............      7,900           735,194
Pharmacia Corp. ................     16,833         1,026,813
                                                  -----------
                                                    1,762,007
                                                  -----------
HEALTH CARE -- HMOS (1.0%)
Aetna Inc. (a)..................     11,700           480,431
                                                  -----------

HEALTH CARE -- MISCELLANEOUS (2.7%)
American Home Products Corp. ...     11,500           730,825
Johnson & Johnson...............      6,000           630,375
                                                  -----------
                                                    1,361,200
                                                  -----------
HOUSEHOLD PRODUCTS (0.6%)
Clorox Co. (The)................      8,800           312,400
                                                  -----------

INSURANCE (9.7%)
ACE Ltd. .......................     24,100         1,022,744
Aon Corp. ......................     45,000         1,541,250
John Hancock Financial Services,
 Inc. ..........................     32,300         1,215,287
XL Capital Ltd. Class A.........     12,400         1,083,450
                                                  -----------
                                                    4,862,731
                                                  -----------
MANUFACTURING (4.2%)
Honeywell International Inc. ...     19,400           917,862
Tyco International Ltd. ........     21,000         1,165,500
                                                  -----------
                                                    2,083,362
                                                  -----------
NATURAL GAS DISTRIBUTORS & PIPELINES
 (1.4%)
Williams Cos., Inc. (The).......     18,150           724,866
                                                  -----------

OFFICE EQUIPMENT & SUPPLIES (0.2%)
Xerox Corp. ....................     17,100            79,087
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2000

                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (CONTINUED)

OIL & GAS SERVICES (5.4%)
Burlington Resources Inc. ......     18,600       $   939,300
Schlumberger Ltd. ..............      9,600           767,400
Unocal Corp. ...................     25,700           994,269
                                                  -----------
                                                    2,700,969
                                                  -----------
OIL -- INTEGRATED DOMESTIC
 (2.0%)
Conoco Inc. Class A.............     35,200         1,007,600
                                                  -----------

PUBLISHING (2.1%)
Tribune Co. ....................     24,300         1,026,675
                                                  -----------

RETAIL (1.6%)
Target Corp. ...................     25,100           809,475
                                                  -----------

TELECOMMUNICATIONS (1.5%)
Sprint Corp. (PCS Group) (a)....     36,700           750,056
                                                  -----------

TELEPHONE (5.2%)
BellSouth Corp. ................     32,000         1,310,000
Verizon Communications Inc. ....     25,600         1,283,200
                                                  -----------
                                                    2,593,200
                                                  -----------
Total Common Stocks
 (Cost $40,710,737).............                   45,034,091
                                                  -----------

PREFERRED STOCKS (3.2%)

Crown Castle International Corp.
  Convertible Pfd, 6.25%........      9,400           425,350
Kmart Financing
 Convertible Pfd, 7.75%.........     10,500           280,219
News Corp. LTD. -- Pfd ADR
 (b)............................     30,600           889,312
                                                  -----------
                                                    1,594,881
                                                  -----------
Total Preferred Stocks
 (Cost $1,866,109)..............                    1,594,881
                                                  -----------
                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
SHORT-TERM INVESTMENT (7.5%)

TIME DEPOSIT (7.5%)

Bank of New York Cayman
 5.50%, due 1/2/01..............  $3,771,000      $ 3,771,000
                                                  -----------
Total Short-Term Investment
 (Cost $3,771,000)..............                    3,771,000
                                                  -----------
Total Investments
 (Cost $46,347,846) (d).........       100.7%      50,399,972(e)
Liabilities in Excess of
 Cash and Other Assets..........        (0.7)        (348,011)
                                       -----        ---------
Net Assets......................       100.0%     $50,051,961
                                       =====      ===========

-------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) GDR--Global Depository Receipt.
(d) The cost for federal income tax purposes is $46,435,162.
(e) At December 31, 2000 net unrealized appreciation was $3,964,810 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,644,898 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,680,088.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2000

ASSETS:
Investment in securities, at value (identified cost
  $46,347,846)..............................................       $50,399,972
Cash........................................................               495
Receivables:
  Fund shares sold..........................................           369,185
  Dividends and interest....................................            38,620
Unamortized organization expense............................            32,614
                                                                   -----------
        Total assets........................................        50,840,886
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           642,476
  NYLIFE Distributors.......................................            32,808
  MainStay Management.......................................            26,452
  Transfer agent............................................            24,569
  Custodian.................................................            17,392
  Fund shares redeemed......................................             6,383
  Trustees..................................................               370
Accrued expenses............................................            38,475
                                                                   -----------
        Total liabilities...................................           788,925
                                                                   -----------
Net assets..................................................       $50,051,961
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    18,006
  Class B...................................................            18,768
  Class C...................................................             3,533
Additional paid-in capital..................................        45,471,241
Accumulated undistributed net realized gain on
  investments...............................................           488,287
Net unrealized appreciation on investments..................         4,052,126
                                                                   -----------
Net assets..................................................       $50,051,961
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $22,619,234
                                                                   ===========
Shares of beneficial interest outstanding...................         1,800,554
                                                                   ===========
Net asset value per share outstanding.......................       $     12.56
Maximum sales charge (5.50% of offering price)..............              0.73
                                                                   -----------
Maximum offering price per share outstanding................       $     13.29
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $23,087,335
                                                                   ===========
Shares of beneficial interest outstanding...................         1,876,777
                                                                   ===========
Net asset value and offering price per share outstanding....       $     12.30
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 4,345,392
                                                                   ===========
Shares of beneficial interest outstanding...................           353,291
                                                                   ===========
Net asset value and offering price per share outstanding....       $     12.30
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  515,736
  Interest..................................................     147,915
                                                              ----------
    Total income............................................     663,651
                                                              ----------
Expenses:
  Management................................................     302,507
  Distribution--Class B.....................................     119,334
  Distribution--Class C.....................................      14,173
  Transfer agent............................................     115,424
  Service--Class A..........................................      44,470
  Service--Class B..........................................      39,778
  Service--Class C..........................................       4,724
  Registration..............................................      43,179
  Custodian.................................................      28,204
  Professional..............................................      27,153
  Shareholder communication.................................      16,177
  Recordkeeping.............................................      15,246
  Amortization of organization expense......................      13,527
  Trustees..................................................       1,052
  Miscellaneous.............................................      21,545
                                                              ----------
    Total expenses before reimbursement.....................     806,493
Expense reimbursement by Manager............................     (32,385)
                                                              ----------
    Net expenses............................................     774,108
                                                              ----------
Net investment loss.........................................    (110,457)
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................   3,783,455
Net change in unrealized appreciation on investments........     801,022
                                                              ----------
Net realized and unrealized gain on investments.............   4,584,477
                                                              ----------
Net increase in net assets resulting from operations........  $4,474,020
                                                              ==========

-------
(a) Dividends recorded net of foreign withholding taxes of $1,539.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2000           1999
                                                              ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (110,457)   $  (126,311)
  Net realized gain on investments..........................    3,783,455      1,343,606
  Net change in unrealized appreciation on investments......      801,022      2,061,596
                                                              -----------    -----------
  Net increase in net assets resulting from operations......    4,474,020      3,278,891
                                                              -----------    -----------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................   (1,290,721)      (422,405)
    Class B.................................................   (1,322,917)      (310,298)
    Class C.................................................     (212,080)       (34,003)
  In excess of net realized gain on investments:
    Class A.................................................           --       (205,234)
    Class B.................................................           --       (150,764)
    Class C.................................................           --        (16,522)
                                                              -----------    -----------
      Total distributions to shareholders...................   (2,825,718)    (1,139,226)
                                                              -----------    -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    7,524,615      1,987,704
    Class B.................................................   13,382,748      5,412,093
    Class C.................................................    3,381,650        958,968
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................    1,139,725        611,941
    Class B.................................................    1,199,702        421,185
    Class C.................................................      129,874         39,085
                                                              -----------    -----------
                                                               26,758,314      9,430,976
  Cost of shares redeemed:
    Class A.................................................   (1,092,487)      (391,083)
    Class B.................................................   (2,246,401)      (934,710)
    Class C.................................................     (325,720)       (39,885)
                                                              -----------    -----------
      Increase in net assets derived from capital share
       transactions.........................................   23,093,706      8,065,298
                                                              -----------    -----------
      Net increase in net assets............................   24,742,008     10,204,963
NET ASSETS:
Beginning of year...........................................   25,309,953     15,104,990
                                                              -----------    -----------
End of year.................................................  $50,051,961    $25,309,953
                                                              ===========    ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                               Class A
                                                              ------------------------------------------
                                                                                              June 1*
                                                               Year ended     Year ended      through
                                                              December 31,   December 31,   December 31,
                                                                  2000           1999           1998
                                                              ------------   ------------   ------------
Net asset value at beginning of period......................    $ 11.62        $ 10.30        $ 10.00
                                                                -------        -------        -------
Net investment income (loss) (a)............................       0.00(b)       (0.03)         (0.07)
Net realized and unrealized gain on investments.............       1.70           1.90           0.37
                                                                -------        -------        -------
Total from investment operations............................       1.70           1.87           0.30
                                                                -------        -------        -------
Less distributions:
  From net realized gain on investments.....................      (0.76)         (0.37)            --
  In excess of net realized gain on investments.............         --          (0.18)            --
                                                                -------        -------        -------
Total distributions to shareholders.........................      (0.76)         (0.55)            --
                                                                -------        -------        -------
Net asset value at end of period............................    $ 12.56        $ 11.62        $ 10.30
                                                                =======        =======        =======
Total investment return (c).................................      14.89%         18.35%          3.00%
Ratios (to average net assets)
  Supplemental Data:
    Net investment income (loss)............................       0.06%         (0.33%)        (1.48%)+
    Net expenses............................................       1.80%          1.80%          3.15%+
    Expenses (before reimbursement).........................       1.89%          2.14%          3.15%+
Portfolio turnover rate.....................................         60%            63%            53%
Net assets at end of period (in 000's)......................    $22,619        $13,987        $10,378

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                         Class B                                                Class C
     ------------------------------------------------      -------------------------------------------------
                                           June 1*                                             September 1**
      Year ended        Year ended         through          Year ended        Year ended          through
     December 31,      December 31,      December 31,      December 31,      December 31,      December 31,
         2000              1999              1998              2000              1999              1998
     ------------      ------------      ------------      ------------      ------------      -------------
       $ 11.48           $ 10.25           $ 10.00           $ 11.48           $ 10.25            $  8.30
       -------           -------           -------           -------           -------            -------
         (0.08)            (0.09)            (0.10)            (0.08)            (0.09)             (0.06)
          1.66              1.87              0.35              1.66              1.87               2.01
       -------           -------           -------           -------           -------            -------
          1.58              1.78              0.25              1.58              1.78               1.95
       -------           -------           -------           -------           -------            -------
         (0.76)            (0.37)               --             (0.76)            (0.37)                --
            --             (0.18)               --                --             (0.18)                --
       -------           -------           -------           -------           -------            -------
         (0.76)            (0.55)               --             (0.76)            (0.55)                --
       -------           -------           -------           -------           -------            -------
       $ 12.30           $ 11.48           $ 10.25           $ 12.30           $ 11.48            $ 10.25
       =======           =======           =======           =======           =======            =======
         14.03%            17.56%             2.50%            14.03%            17.56%             23.49%
         (0.69%)           (1.08%)           (2.23%)+          (0.69%)           (1.08%)            (2.23%)+
          2.55%             2.55%             3.90%+            2.55%             2.55%              3.90%+
          2.64%             2.89%             3.90%+            2.64%             2.89%              3.90%+
            60%               63%               53%               60%               63%                53%
       $23,087           $10,176           $ 4,589           $ 4,345           $ 1,146            $   138

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Research Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Research Value Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices

Notes to Financial Statements

supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. Permanent book-tax differences of $110,457 and $13,527 are decreases to accumulated net investment loss and additional paid-in capital, respectively. In addition, accumulated net realized gain on investments has been decreased by $96,930. These book-tax differences are due primarily to net investment loss incurred by the Fund in 2000 and the tax treatment of certain expenses.

MainStay Research Value Fund

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), served as the Fund's manager pursuant to a management agreement and provided offices and conducted clerical, recordkeeping and bookkeeping services, and kept most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to John A. Levin & Co., Inc., (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.85% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.80%, 2.55% and 2.55% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2000, the Manager earned $302,507 and reimbursed the Fund $32,385.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.425% on assets up to $250 million, 0.3825% on assets from $250 million to $500 million and 0.34% on assets in excess of $500 million.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate of MainStay Management LLC and under the common control of New York Life, was substituted in place of MainStay Management LLC as the Fund's investment adviser. Under the Substitution Agreement among MainStay Management LLC, NYLIM and the Fund, NYLIM has assumed all of the interests, rights and responsibilities of MainStay Management LLC under the Management and Sub-Advisory Agreements to which it is a party. The terms and conditions of these agreements, including management fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Fund and the investment process used by NYLIM is identical to that which was used by MainStay Management LLC.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $2,007 for the year ended December 31, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $46, $28,643 and $1,067, respectively, for the year ended December 31, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2000, amounted to $115,424.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

MainStay Research Value Fund

CAPITAL. At December 31, 2000, New York Life held shares of Class A and Class B with net asset values of 12,605,353 and 1,374,064, respectively. This represents 55.7% and 6.0% respectively, of the net assets at year end for Class A and B.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $338 for the year ended December 31, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $15,246 for the year ended December 31, 2000.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2000, purchases and sales of securities, other than short-term securities, were $37,274 and $20,085, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2000.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                  YEAR ENDED                                YEAR ENDED
                                               DECEMBER 31, 2000                         DECEMBER 31, 1999
                                      -----------------------------------       -----------------------------------
                                      CLASS A       CLASS B       CLASS C       CLASS A       CLASS B       CLASS C
                                      -------       -------       -------       -------       -------       -------
Shares sold.........................    590          1,076          269           175           485           86
Shares issued in reinvestment of
  distributions.....................     94            101           11            55            38            4
                                        ---          -----          ---           ---           ---           --
                                        684          1,177          280           230           523           90
Shares redeemed.....................    (86)          (186)         (27)          (35)          (85)          (3)
                                        ---          -----          ---           ---           ---           --
Net increase........................    598            991          253           195           438           87
                                        ===          =====          ===           ===           ===           ==

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of The MainStay Research Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Research Value Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Contact your investment professional for a free prospectus containing more information, including advisory fees, risks, other expenses, and share classes. Please read the prospectus carefully before you invest or send money.

                       This page intentionally left blank

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANT          Trustee
JEFFERSON C. BOYCE        Senior Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of December 31, 2000.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

---------------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD.

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors, Inc. All rights reserved. MSRV11-02/01

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Research Value Fund

    ANNUAL REPORT

    DECEMBER 31, 2000

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Small Cap Growth
                                                              Fund versus Russell 2000 Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               23
                                                              The MainStay(R) Funds                           24

President's Letter

The year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations of technology stocks had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Throughout 2000, the strength of the U.S. dollar versus other currencies made international investing challenging for U.S. investors. A fourth-quarter rally in the euro could signal a turnaround, but only time will tell.

Despite this volatility, MainStay(R) shareholders enjoyed the confidence of knowing that throughout the year, their Funds were consistently managed with well-defined investment disciplines. Seeking to avoid any hint of style drift, each of our portfolio managers rigorously adhered to an investment process that doesn't change, even when the markets shift. MainStay shareholders knew they could depend on our unwavering commitment to integrity and service--in our Fund management, accounting, reporting, and shareholder communications.

This annual report details the events that affected your MainStay investment during the 12 months ended December 31, 2000. The portfolio manager commentary gives you an inside look at the market forces and management decisions that affected your Fund's strategic direction and investment results. If you have questions, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2001

$10,000 Invested in MainStay Small Cap
Growth Fund versus Russell 2000 Index
and Inflation

CLASS A SHARES Total Returns: 1 Year -24.62%, Since Inception 21.19%

[LINE GRAPH]

                                                   MAINSTAY SMALL CAP
                                                       GROWTH FUND             RUSSELL 2000 INDEX*          INFLATION (CPI)+
                                                   ------------------          -------------------          ----------------
6/1/98                                              $    9450.00                $   10000.00                $   10000.00
6/98                                                    10272.00                    10021.00                    10006.00
9/98                                                     8505.00                     8002.00                    10043.00
12/98                                                    9932.00                     9307.00                    10098.00
3/99                                                    10159.00                     8802.00                    10135.00
6/99                                                    12200.00                    10136.00                    10209.00
9/99                                                    13428.00                     9495.00                    10313.00
12/99                                                   20620.00                    11246.00                    10368.00
3/00                                                    23994.00                    12043.00                    10516.00
6/00                                                    20081.00                    11587.00                    10583.00
9/00                                                    21177.00                    11716.00                    10657.00
12/00                                                   16447.00                    10906.00                    10712.00

CLASS B SHARESTotal Returns: 1 Year -24.86%, Since Inception 22.03%

[LINE GRAPH]

                                                   MAINSTAY SMALL CAP
                                                       GROWTH FUND             RUSSELL 2000 INDEX*          INFLATION (CPI)+
                                                   ------------------          -------------------          ----------------
6/1/98                                              $   10000.00                $   10000.00                $   10000.00
6/98                                                    10860.00                    10021.00                    10006.00
9/98                                                     8980.00                     8002.00                    10043.00
12/98                                                   10460.00                     9307.00                    10098.00
3/99                                                    10680.00                     8802.00                    10135.00
6/99                                                    12800.00                    10136.00                    10209.00
9/99                                                    14060.00                     9495.00                    10313.00
12/99                                                   21550.00                    11246.00                    10368.00
3/00                                                    25010.00                    12043.00                    10516.00
6/00                                                    20900.00                    11587.00                    10583.00
9/00                                                    21990.00                    11716.00                    10657.00
12/00                                                   16744.00                    10906.00                    10712.00

CLASS C SHARESTotal Returns: 1 Year -21.70%, Since Inception 22.87%

[LINE GRAPH]

                                                   MAINSTAY SMALL CAP
                                                       GROWTH FUND             RUSSELL 2000 INDEX*          INFLATION (CPI)+
                                                   ------------------          -------------------          ----------------
6/1/98                                                $   10000                   $   10000                   $   10000
6/98                                                      10860                       10021                       10006
9/98                                                       8980                        8002                       10043
12/98                                                     10460                        9307                       10098
3/99                                                      10680                        8802                       10135
6/99                                                      12800                       10136                       10209
9/99                                                      14060                        9495                       10313
12/99                                                     21550                       11246                       10368
3/00                                                      25010                       12043                       10516
6/00                                                      20900                       11587                       10583
9/00                                                      21990                       11716                       10657
12/00                                                     17044                       10906                       10712

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B share performance reflects a contingent deferred sales charge
  (CDSC) of 3%. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis
The year 2000 saw extreme volatility in the equity markets. The technology-laden Nasdaq Index(1) rose sharply in the early months of the year, followed by a severe correction in the spring as investors became concerned over extremely high valuations. The summer months brought a partial rebound for equities, but during the last few months of 2000 prices declined sharply, especially for small-cap growth stocks.

As the year progressed, investors became increasingly concerned about the magnitude of the economic slowdown. Negative earnings announcements, signs of inventory buildups, rising fuel prices, slower consumer spending, and Presidential election delays added fuel to the fire. In this uncertain environment, small-cap growth issues declined sharply for the year and value equities outpaced growth stocks at all capitalization levels. The year ended on a somewhat positive note, however, as small-cap stocks rose in December when tax-loss selling ended and the likelihood of Federal Reserve easing increased.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, MainStay Small Cap Growth Fund returned -20.24% for Class A shares and -20.91% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -4.95% return of the average Lipper(2) small-cap growth fund over the same period. All share classes also underperformed the -3.02% return of the Russell 2000(R) Index(3) for the year, but outperformed the -22.43% return of the Russell 2000(R) Growth Index(4) in 2000.

TECHNOLOGY AND COMMUNICATIONS HOLDINGS

The Fund's relative performance was largely a result of its overweighted position in technology, which was the worst-performing sector during the year. As technology stocks declined, the Fund's underweighted position in more-defensive sectors also detracted from performance. While we continue to believe in the long-term growth prospects of many technology companies, we responded to the deteriorating business environment with some important changes in the Fund's allocations. During the second quarter, we shifted the Fund's technology holdings away from service companies and moved them toward component, equipment, hardware, and software infrastructure stocks that we believed would have a clear path to near-term profitability.

The Fund initially benefited from this shift, as its infrastructure stocks held up well through the third quarter. Late in the year, however, even these technology stocks were pummeled by concerns over a capital spending slowdown. From spring through December, we gradually reduced the Fund's

-------
(1) The Nasdaq Composite Index is an unmanaged, market-value weighted index that measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. An investment cannot be made directly into an index.

(2) See footnote and table on page 9 for more information about Lipper Inc.

(3) See footnote on page 4 for more information about the Russell 2000(R) Index.

(4) The Russell 2000(R) Growth Index measures the performance, those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly into an index.

YEAR-BY-YEAR PERFORMANCE

[BAR GRAPH]

                                                                          CLASS A                       CLASS B & CLASS C
                                                                          -------                       -----------------
12/98                                                                        5.10                               4.60
12/99                                                                      107.61                             106.02
12/00                                                                      -20.24                             -20.91

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 9 for more information on performance.

technology position, but the Fund remained overweighted in the sector at year-end. In the second half of the year, the Fund benefited by moving more of its assets into the energy, health care, and financial sectors, which tended to do well given their perceived "safe haven" status and strong relative earnings growth.

Three technology stocks--Crossroads Systems, Project Software and Development, and Viador--were among the Fund's worst performers for the year. We sold all three positions due to deteriorating fundamentals, and while the sales had a negative impact on performance, we redeployed the proceeds into stocks we believe have greater appreciation potential. Despite these setbacks, the technology sector included two of the Fund's top-performing stocks for the year--chip maker Nvidia and speech-recognition software company Nuance Communications. We sold Nvidia after its market capitalization moved it into the mid-cap sector, and the sale had a positive impact on the Fund's performance.

Another sector that declined sharply as the rising cost of capital fueled investor concerns was communication services. We reduced the Fund's holdings in this sector during the first half of the year, eliminating any companies we believed might face difficulties financing future growth. The Fund benefited from being underweighted in this area in the second half of 2000.

OTHER SECTORS

The Fund was hurt by an underweighted position in the consumer sector, which declined less than the overall market. In addition, some of our small-cap radio and retail stocks reported disappointing earnings and declined sharply, detracting from the Fund's performance. During the second half of the year, the

Fund added defensive growth names like Corinthian Colleges and Performance Food Group, which made positive contributions to performance.

The Fund was underweighted in energy stocks for the first half of the year, which detracted from performance as supply and demand dynamics caused prices to rise. In the second half of the year, we added several exploration and oil-services holdings to the Fund, including Louis Dreyfus and Patterson Energy. These companies are benefiting from tight supply and strong commodity prices, which seem likely to continue in the near term. One of the Fund's top performers for the year was independent power producer Calpine, which we sold in the third quarter because of its large market capitalization.

The Fund moved to an overweighted position in financial stocks in the second half of the year, and this shift had a positive impact. Top performers in this sector included financial processing companies Bisys and Investors Financial Services, as well as asset management firms BlackRock and Affiliated Managers Group. Despite our concerns over the potential impact of a slowing economy on bank stocks, as a group banks showed strong performance and the Fund was hurt by being underpositioned in the banking sector.

Health care was one of the Fund's best-performing sectors in 2000. Among the top performers were AmeriSource, a drug distribution company, Andrx, a specialty pharmaceutical company, and Maxygen, a biotech company. We sold the Fund's position in Andrx during the year when its market capitalization moved too high for the Fund's small-cap orientation. We sold Maxygen for valuation reasons. Both of these sales had a positive impact on the Fund. Biotech holdings such as Abgenix and Protein Design Labs were also important contributors to the Fund. In the fourth quarter, we started to reduce the Fund's exposure to the biotech sector for valuation reasons, and we shifted the proceeds into health-service providers such as LifePoint Hospitals and RehabCare Group. These companies are benefiting from improved government reimbursement and strong earnings, and the shift had a positive impact on the Fund's performance.

LOOKING AHEAD

As we enter 2001, the Fund is looking for opportunities to add consumer holdings that may benefit from a possible tax cut or lower interest rates. We are also selectively adding exposure to well-positioned technology companies that we believe are at compelling prices and have excellent long-term prospects. Finally, we hope that Federal Reserve easing will stimulate economic growth, which we believe could have a positive impact on the financial markets in general.

In our opinion, the long-term outlook remains bright for small-cap companies with high revenue growth, strong management, and solid business models. Whatever the markets or the economy may bring, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

Returns and Lipper Rankings as of 12/31/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                          1 YEAR          SINCE INCEPTION THROUGH 12/31/00
    Class A              -20.24%                       23.87%
    Class B              -20.91%                       22.87%
    Class C              -20.91%                       22.87%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                          1 YEAR          SINCE INCEPTION THROUGH 12/31/00
    Class A              -24.62%                       21.19%
    Class B              -24.86%                       22.03%
    Class C              -21.70%                       22.87%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/00

                           1 YEAR          SINCE INCEPTION THROUGH 12/31/00
    Class A         239 out of 277 funds         36 out of 204 funds
    Class B         243 out of 277 funds         39 out of 204 funds
    Class C         243 out of 277 funds         77 out of 219 funds
    Average Lipper
    small-cap
    growth fund                   -4.95%                      15.93%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
12/31/00

             NAV 12/31/00   INCOME    CAPITAL GAINS
    Class A     $17.11      $0.0000      $0.2819
    Class B     $16.75      $0.0000      $0.2819
    Class C     $16.75      $0.0000      $0.2819

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/00. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/00.

The preceding pages have not been audited.

MainStay Small Cap Growth Fund

                                    SHARES           VALUE
                                  ----------------------------
COMMON STOCKS (92.5%)+
AEROSPACE/DEFENSE (0.4%)
REMEC, Inc. (a).................    164,700       $  1,585,237
                                                  ------------

BANKS (1.8%)
FirstFed Financial Corp. (a)....     69,000          2,229,563
IndyMac Bancorp, Inc. (a).......     78,900          2,327,550
New York Community Bancorp,
 Inc. ..........................     62,000          2,278,500
                                                  ------------
                                                     6,835,613
                                                  ------------
BIOTECHNOLOGY (5.0%)
Eden Bioscience Corp. (a).......    104,600          3,131,462
Invitrogen Corp. (a)............     66,800          5,769,850
Myriad Genetics, Inc. (a).......     42,700          3,533,425
Protein Design Labs, Inc. (a)...     28,700          2,493,313
Techne Corp. (a)................    100,100          3,609,856
                                                  ------------
                                                    18,537,906
                                                  ------------
BROADCAST/MEDIA (2.4%)
Citadel Communications Corp.
 (a)............................    111,700          1,340,400
Macrovision Corp. (a)...........     83,100          6,150,696
Sirius Satellite Radio Inc.
 (a)............................     51,600          1,544,775
                                                  ------------
                                                     9,035,871
                                                  ------------
CHEMICALS (0.9%)
ArQule, Inc. (a)................    102,000          3,264,000
                                                  ------------

COMMUNICATIONS--EQUIPMENT (2.8%)
DMC Stratex Networks, Inc.
 (a)............................    109,300          1,639,500
Integrated Telecom Express, Inc.
 (a)............................    165,900            793,218
Proxim, Inc. (a)................    104,000          4,472,000
SpeechWorks International, Inc.
 (a)............................     68,500          3,360,781
                                                  ------------
                                                    10,265,499
                                                  ------------
COMPUTER SOFTWARE & SERVICES (10.8%)
Advantage Learning Systems, Inc.
 (a)............................    104,200          3,503,725
Advent Software, Inc. (a).......     77,500          3,104,844
EXE Technologies, Inc. (a)......    333,000          4,329,000
InforMax, Inc. (a)..............     58,200            603,825
M-Systems Flash Disk Pioneers
 Ltd. (a).......................    197,600          2,754,050
Manhattan Associates, Inc.
 (a)............................    161,700          6,892,462
Manugistics Group, Inc. (a).....    121,300          6,914,100
Nuance Communications, Inc.
 (a)............................     65,100          2,807,437
Precise Software Solutions Ltd.
 (a)............................    141,700          3,507,075
Synplicity Inc. (a).............    230,400          3,340,800
Verity, Inc. (a)................     97,400          2,343,688
                                                  ------------
                                                    40,101,006
                                                  ------------

--------
+ Percentages indicated are based on Fund net assets.

                                    SHARES           VALUE
                                  ----------------------------

COMPUTERS--HARDWARE (2.2%)
Avocent Corp. (a)...............    125,500       $  3,388,500
Ixia (a)........................    203,200          4,648,200
                                                  ------------
                                                     8,036,700
                                                  ------------

COMPUTERS--NETWORKING (0.6%)
Stratos Lightwave, Inc. (a).....    118,800          2,027,025
                                                  ------------

COMPUTERS--PERIPHERAL (1.6%)
Integrated Circuit Systems, Inc.
 (a)............................    235,800          3,905,437
SCM Microsystems, Inc. (a)......     61,800          2,039,400
                                                  ------------
                                                     5,944,837
                                                  ------------

DATA PROCESSING SERVICES (2.0%)
BISYS Group, Inc. (The) (a).....    141,800          7,391,325
                                                  ------------

EDUCATION (1.9%)
Corinthian Colleges, Inc. (a)...    182,700          6,931,181
                                                  ------------

ELECTRICAL EQUIPMENT (1.4%)
Gilat Satellite Networks Ltd.
 (a)............................     48,100          1,226,550
Plexus Corp. (a)................     94,600          2,874,951
Proton Energy Systems, Inc.
 (a)............................     98,500          1,034,250
                                                  ------------
                                                     5,135,751
                                                  ------------

ELECTRONICS--COMPONENTS (3.3%)
Amphenol Corp. Class A (a)......     79,800          3,127,162
DSP Group, Inc. (a).............    109,800          2,310,950
Merix Corp. (a).................    190,500          2,547,937
Microtune, Inc. (a).............    144,300          2,389,969
Zoran Corp. (a).................    122,700          1,901,850
                                                  ------------
                                                    12,277,868
                                                  ------------

ELECTRONICS--DEFENSE (2.0%)
Aeroflex Inc. (a)...............    251,250          7,243,060
                                                  ------------

ELECTRONICS--INSTRUMENTATION (3.8%)
Alpha Industries, Inc. (a)......    122,400          4,528,800
Mettler-Toledo International
 Inc. (a).......................    121,800          6,622,875
Optimal Robotics Corp. Class A
 (a)............................     90,100          3,023,981
                                                  ------------
                                                    14,175,656
                                                  ------------

ELECTRONICS--SEMICONDUCTORS (2.6%)
EMCORE Corp. (a)................    124,000          5,828,000
Integrated Silicon Solution,
 Inc. (a).......................    259,700          3,733,188
                                                  ------------
                                                     9,561,188
                                                  ------------

EMPLOYMENT SERVICES (0.7%)
Resources Connection, Inc.
 (a)............................    130,800          2,485,200
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2000

                                    SHARES           VALUE
                                  ----------------------------
COMMON STOCKS (CONTINUED)
FINANCE (3.5%)
AmeriCredit Corp. (a)...........    126,900       $  3,458,025
BlackRock, Inc. Class A (a).....    165,900          6,967,800
Metris Cos. Inc.................     98,600          2,594,413
                                                  ------------
                                                    13,020,238
                                                  ------------

FOOD & HEALTH CARE DISTRIBUTORS (4.4%)
AmeriSource Health Corp. Class A
 (a)............................    150,600          7,605,300
Patterson Dental Co. (a)........    113,200          3,834,650
Performance Food Group Co.
 (a)............................     95,900          4,916,371
                                                  ------------
                                                    16,356,321
                                                  ------------

HEALTH CARE--DRUGS (5.3%)
Abgenix, Inc. (a)...............     30,600          1,807,313
Barr Laboratories, Inc. (a).....     98,100          7,155,169
Celgene Corp. (a)...............     71,900          2,336,750
Cell Therapeutics, Inc. (a).....     73,400          3,307,587
Inhale Therapeutic Systems, Inc.
 (a)............................     97,100          4,903,550
                                                  ------------
                                                    19,510,369
                                                  ------------

HEALTH CARE--MISCELLANEOUS (9.7%)
Advance Paradigm (a)............    122,600          5,578,300
Digene Corp. (a)................     97,800          4,370,438
IMPATH Inc. (a).................     46,400          3,085,600
LifePoint Hospitals, Inc. (a)...    134,600          6,746,825
Orthodontic Centers of America,
 Inc. (a).......................    158,900          4,965,625
PRAECIS Pharmaceuticals Inc.
 (a)............................     96,600          2,825,550
Province Healthcare Co. (a).....     90,700          3,571,312
RehabCare Group, Inc. (a).......     96,100          4,937,137
                                                  ------------
                                                    36,080,787
                                                  ------------

INTERNET SOFTWARE & SERVICES (2.1%)
Agile Software Corp. (a)........     83,000          4,098,125
Data Return Corp. (a)...........    241,300            904,875
RADWARE Ltd. (a)................    164,300          2,772,563
                                                  ------------
                                                     7,775,563
                                                  ------------

INVESTMENT MANAGEMENT (2.7%)
Affiliated Managers Group, Inc.
 (a)............................    105,300          5,778,337
Investors Financial Services
 Corp...........................     49,700          4,274,200
                                                  ------------
                                                    10,052,537
                                                  ------------

OIL & GAS SERVICES (5.0%)
Hanover Compressor Co. (a)......    140,000          6,238,750
Louis Dreyfus Natural Gas Corp.
 (a)............................     90,100          4,127,706
Patterson Energy, Inc. (a)......    125,500          4,674,875
Pride International, Inc. (a)...    139,600          3,437,650
                                                  ------------
                                                    18,478,981
                                                  ------------

                                    SHARES           VALUE
                                  ----------------------------

RETAIL (2.4%)
Cost Plus Inc. (a)..............    151,700       $  4,456,187
Linens 'n Things, Inc. (a)......    161,500          4,461,438
                                                  ------------
                                                     8,917,625
                                                  ------------

SPECIALIZED SERVICES (1.9%)
Corporate Executive Board Co.
 (The) (a)......................    180,900          7,193,597
                                                  ------------

TELECOMMUNICATIONS (2.7%)
Alamosa PCS Holdings, Inc.
 (a)............................    110,000            880,000
BreezeCom Ltd. (a)..............    115,400          1,651,662
Ceragon Networks Ltd. (a).......     52,800            636,900
Digital Lightwave, Inc. (a).....     81,900          2,595,206
EXFO Electro-Optical Engineering
 Inc. (a).......................     69,900          1,826,138
LCC International, Inc. Class A
 (a)............................    179,700          1,954,238
Tut Systems, Inc. (a)...........     66,000            544,500
                                                  ------------
                                                    10,088,644
                                                  ------------

TELEPHONE (0.4%)
Avici Systems Inc. (a)..........     53,500          1,317,438
                                                  ------------

TEXTILES (2.1%)
Coach, Inc. (a).................    114,700          3,297,625
Gildan Activewear Inc. Class A
 (a)............................    117,100          4,581,538
                                                  ------------
                                                     7,879,163
                                                  ------------

TRANSPORTATION (2.4%)
C.H. Robinson Worldwide,
 Inc. ..........................    170,000          5,344,375
UTi Worldwide Inc. (a)..........    176,300          3,548,038
                                                  ------------
                                                     8,892,413
                                                  ------------

WASTE MANAGEMENT (1.7%)
Waste Connections, Inc. (a).....    189,200          6,255,425
                                                  ------------
Total Common Stocks (Cost
 $334,218,076)..................                   342,654,024
                                                  ------------
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
SHORT-TERM INVESTMENTS (13.3%)
COMMERCIAL PAPER (8.6%)
American Express Credit Corp.
 5.75%, due 1/2/01..............  $4,665,000         4,664,255
 6.50%, due 1/17/01.............  4,000,000          3,988,421
Ford Motor Credit Co.
 6.55%, due 1/10/01.............  5,000,000          4,991,781
General Electric Capital Corp.
 6.50%, due 1/24/01.............  5,000,000          4,979,195
 6.54%, due 1/12/01.............  5,000,000          4,989,970

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Growth Fund


                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ----------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
Goldman Sachs Group Inc. (The)
 6.55%, due 1/10/01.............  $4,080,000      $  4,073,298
Salomon Smith Barney Holdings
 Inc.
 6.62%, due 1/8/01..............  4,000,000          3,994,839
                                                  ------------
Total Commercial Paper (Cost
 $31,681,759)...................                    31,681,759
                                                  ------------
                                    SHARES
                                  ----------
INVESTMENT COMPANY (4.7%)
Merrill Lynch Premier
 Institutional Fund.............  17,482,864        17,482,864
                                                  ------------
Total Investment Company (Cost
 $17,482,864)...................                    17,482,864
                                                  ------------
Total Short-Term Investments
 (Cost $49,164,623).............                    49,164,623
                                                  ------------

                                                     VALUE
                                                   ----------
Total Investments (Cost
 $383,382,699) (b)..............      105.8%      $391,818,647(c)
Liabilities in Excess of Cash,
 and Other Assets...............       (5.8)       (21,561,601)
                                  ----------      ------------
Net Assets......................      100.0%      $370,257,046
                                  ==========      ============

-------
(a) Non-income producing security.
(b) The cost for federal income tax purposes is $383,901,721.
(c) At December 31, 2000, net unrealized appreciation was $7,916,926, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $66,398,209 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $58,481,283.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2000

ASSETS:
Investment in securities, at value (identified cost
  $383,382,699).............................................       $391,818,647
Cash........................................................            101,183
Receivables:
  Investment securities sold................................          5,134,919
  Fund shares sold..........................................            814,016
  Dividends.................................................             70,374
Unamortized organization expense............................             32,614
                                                                   ------------
        Total assets........................................        397,971,753
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................         24,303,392
  Fund shares redeemed......................................          2,374,285
  MainStay Management.......................................            319,981
  Transfer agent............................................            249,237
  NYLIFE Distributors.......................................            249,192
  Custodian.................................................             32,389
  Trustees..................................................              3,078
Accrued expenses............................................            183,153
                                                                   ------------
        Total liabilities...................................         27,714,707
                                                                   ------------
Net assets..................................................       $370,257,046
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     58,107
  Class B...................................................            155,840
  Class C...................................................              5,878
Additional paid-in capital..................................        433,690,982
Accumulated net realized loss on investments................        (72,089,709)
Net unrealized appreciation on investments..................          8,435,948
                                                                   ------------
Net assets..................................................       $370,257,046
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 99,415,097
                                                                   ============
Shares of beneficial interest outstanding...................          5,810,716
                                                                   ============
Net asset value per share outstanding.......................       $      17.11
Maximum sales charge (5.50% of offering price)..............               1.00
                                                                   ------------
Maximum offering price per share outstanding................       $      18.11
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $260,998,839
                                                                   ============
Shares of beneficial interest outstanding...................         15,584,036
                                                                   ============
Net asset value and offering price per share outstanding....       $      16.75
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  9,843,110
                                                                   ============
Shares of beneficial interest outstanding...................            587,784
                                                                   ============
Net asset value and offering price per share outstanding....       $      16.75
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Interest..................................................  $   1,606,540
  Dividends.................................................        429,550
                                                              -------------
    Total income............................................      2,036,090
                                                              -------------
Expenses:
  Management................................................      4,039,945
  Distribution--Class B.....................................      2,096,777
  Distribution--Class C.....................................         80,967
  Transfer agent............................................      1,228,538
  Service--Class A..........................................        284,071
  Service--Class B..........................................        698,926
  Service--Class C..........................................         26,989
  Registration..............................................        252,455
  Shareholder communication.................................        117,858
  Recordkeeping.............................................         67,067
  Custodian.................................................         66,424
  Professional..............................................         47,887
  Amortization of organization expense......................         13,527
  Trustees..................................................         12,500
  Miscellaneous.............................................         28,276
                                                              -------------
    Total expenses..........................................      9,062,207
                                                              -------------
Net investment loss.........................................     (7,026,117)
                                                              -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................    (72,089,709)
Net change in unrealized appreciation on investments........    (59,798,619)
                                                              -------------
Net realized and unrealized loss on investments.............   (131,888,328)
                                                              -------------
Net decrease in net assets resulting from operations........  $(138,914,445)
                                                              =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended      Year ended
                                                              December 31,    December 31,
                                                                  2000            1999
                                                              -------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $ (7,026,117)   $ (1,380,155)
  Net realized gain (loss) on investments...................   (72,089,709)      9,165,533
  Net change in unrealized appreciation on investments......   (59,798,619)     64,530,904
                                                              -------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................  (138,914,445)     72,316,282
                                                              -------------   ------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................    (1,675,233)             --
    Class B.................................................    (4,325,912)             --
    Class C.................................................      (165,392)             --
                                                              -------------   ------------
      Total distributions to shareholders...................    (6,166,537)             --
                                                              -------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   165,391,059      45,801,102
    Class B.................................................   343,733,165      77,404,539
    Class C.................................................    23,378,245       1,625,927
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................     1,580,538              --
    Class B.................................................     4,190,214              --
    Class C.................................................       142,164              --
                                                              -------------   ------------
                                                               538,415,385     124,831,568
                                                              -------------   ------------
  Cost of shares redeemed:
    Class A.................................................   (93,213,639)    (23,160,400)
    Class B.................................................  (116,263,582)    (12,976,606)
    Class C.................................................   (10,589,750)        (88,853)
                                                              -------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................   318,348,414      88,605,709
                                                              -------------   ------------
      Net increase in net assets............................   173,267,432     160,921,991
NET ASSETS:
Beginning of year...........................................   196,989,614      36,067,623
                                                              -------------   ------------
End of year.................................................  $370,257,046    $196,989,614
                                                              =============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                               Class A
                                                              ------------------------------------------
                                                                                              June 1*
                                                               Year ended     Year ended      through
                                                              December 31,   December 31,   December 31,
                                                                  2000           1999           1998
                                                              ------------   ------------   ------------
Net asset value at beginning of period......................    $ 21.82        $ 10.51        $ 10.00
                                                                -------        -------        -------
Net investment loss (a).....................................      (0.26)        (0.20)          (0.10)
Net realized and unrealized gain (loss) on investments......      (4.17)         11.51           0.61
                                                                -------        -------        -------
Total from investment operations............................      (4.43)         11.31           0.51
                                                                -------        -------        -------
Less distributions:
From net realized gain on investments.......................      (0.28)            --             --
                                                                -------        -------        -------
Net asset value at end of period............................    $ 17.11        $ 21.82        $ 10.51
                                                                =======        =======        =======
Total investment return (b).................................     (20.24%)       107.61%          5.10%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss......................................      (1.20%)        (1.48%)        (2.12%)+
   Expenses.................................................       1.70%          1.91%          2.63%+
Portfolio turnover rate.....................................        122%            86%            32%
Net assets at end of period (in 000's)......................    $99,415        $64,470        $15,319

-------
 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      Class B                                       Class C
     ------------------------------------------   --------------------------------------------
                                     June 1*                                    September 1**
      Year ended     Year ended      through       Year ended     Year ended       through
     December 31,   December 31,   December 31,   December 31,   December 31,    December 31,
         2000           1999           1998           2000           1999            1998
     ------------   ------------   ------------   ------------   ------------   -------------
       $  21.55       $  10.46       $ 10.00        $ 21.55         $10.46          $ 8.43
       --------       --------       -------        -------         ------          ------
          (0.42)        (0.29)         (0.12)        (0.42)          (0.29)          (0.09)
          (4.10)         11.38          0.58         (4.10)          11.38            2.12
       --------       --------       -------        -------         ------          ------
          (4.52)         11.09          0.46         (4.52)          11.09            2.03
       --------       --------       -------        -------         ------          ------
          (0.28)            --            --         (0.28)             --              --
       --------       --------       -------        -------         ------          ------
       $  16.75       $  21.55       $ 10.46        $ 16.75         $21.55          $10.46
       ========       ========       =======        =======         ======          ======
         (20.91%)       106.02%         4.60%        (20.91%)       106.02%          24.08%
          (1.95%)        (2.23%)       (2.87%)+       (1.95%)        (2.23%)         (2.87%)+
           2.45%          2.66%         3.38%+         2.45%          2.66%           3.38%+
            122%            86%           32%           122%            86%             32%
       $260,999       $130,487       $20,748        $ 9,843         $2,032          $    1

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Growth Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Growth Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and

Notes to Financial Statements


preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Permanent book-tax differences of $7,026,117 and $7,024,580 are decreases to accumulated net investment loss and additional paid-in capital,

MainStay Small Cap Growth Fund


respectively, and $1,537 is an increase to accumulated net realized loss on investments, due primarily from a net investment loss incurred by the Fund in 2000.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), served as the Fund's manager pursuant to a management agreement and provided offices and conducted clerical, recordkeeping and bookkeeping services, and kept most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the year ended December 31, 2000, the Manager earned $4,039,945.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate of MainStay Management LLC and under the common control of New York Life, was substituted in place of MainStay Management LLC as the Fund's investment adviser. Under the Substitution Agreement among MainStay Management LLC, NYLIM and the Fund, NYLIM has assumed all of the interests, rights and responsibilities of MainStay Management LLC under the Management and Sub-Advisory Agreements to which it is a party. The terms and conditions of these agreements, including management fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Fund and the investment process used by NYLIM is identical to that which was used by MainStay Management LLC.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $65,121 for the year ended December 31, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $32,160, $349,466 and $21,304, respectively, for the year ended December 31, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2000 amounted to $1,228,538.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 2000, New York Life held shares of Class A with a net asset value of $15,663,694, which represents 15.8% of the Class A net assets at year end.

MainStay Small Cap Growth Fund


OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $3,859 for the year ended December 31, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $67,067 for the year ended December 31, 2000.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes $27,260,607 of qualifying capital losses that arose during the year after October 31, 2000 as if they arose on January 1, 2001. At December 31, 2000, for federal income tax purposes, capital loss carryforward of $44,310,080 is available to the extent provided by the regulations to offset future realized gains through 2008. To the extent that this loss carryforward is used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2000, purchases and sales of securities, other than short-term securities, were $736,211 and $448,674, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       YEAR ENDED                    YEAR ENDED
                                                    DECEMBER 31, 2000             DECEMBER 31, 1999
                                               ---------------------------   ---------------------------
                                               CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                               -------   -------   -------   -------   -------   -------
Shares sold..................................    7,189   14,856     1,019      2,911    5,003      100
Shares issued in reinvestment of
  and distributions..........................       96      260         9         --       --       --
                                               -------   ------     -----    -------    -----      ---
                                                 7,285   15,116     1,028      2,911    5,003      100
Shares redeemed..............................   (4,429)  (5,588)     (534)    (1,414)    (930)      (6)
                                               -------   ------     -----    -------    -----      ---
Net increase.................................    2,856    9,528       494      1,497    4,073       94
                                               =======   ======     =====    =======    =====      ===

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of The MainStay Small Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Small Cap Growth Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management, LLC.

Contact your investment professional for a free prospectus containing more information, including advisory fees, risks, other expenses, and share classes. Please read the prospectus carefully before you invest or send money.

                       This page intentionally left blank

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of December 31, 2000.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved.  MSSG11-02/01

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Small Cap Growth Fund

    ANNUAL REPORT

    DECEMBER 31, 2000

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Small Cap Value
                                                              Fund versus Russell 2000 Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               23
                                                              The MainStay(R) Funds                           24

President's Letter

The year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations of technology stocks had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Throughout 2000, the strength of the U.S. dollar versus other currencies made international investing challenging for U.S. investors. A fourth-quarter rally in the euro could signal a turnaround, but only time will tell.

Despite this volatility, MainStay(R) shareholders enjoyed the confidence of knowing that throughout the year, their Funds were consistently managed with well-defined investment disciplines. Seeking to avoid any hint of style drift, each of our portfolio managers rigorously adhered to an investment process that doesn't change, even when the markets shift. MainStay shareholders knew they could depend on our unwavering commitment to integrity and service--in our Fund management, accounting, reporting, and shareholder communications.

This annual report details the events that affected your MainStay investment during the 12 months ended December 31, 2000. The portfolio manager commentary gives you an inside look at the market forces and management decisions that affected your Fund's strategic direction and investment results. If you have questions, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2001

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay
Small Cap Value Fund versus Russell 2000
Index and Inflation

CLASS A SHARES Total Returns: 1 Year 22.88%, Since Inception 6.51%
[LINE GRAPH]

                                                   MAINSTAY SMALL CAP
                                                       VALUE FUND              RUSSELL 2000 INDEX*          INFLATION (CPI)+
                                                       --------------          -------------------          ----------------
6/1/98                                               $   9450                    $  10000                    $  10000
6/98                                                     9119                       10021                       10006
9/98                                                     7532                        8002                       10043
12/98                                                    8533                        9307                       10098
3/99                                                     7749                        8802                       10135
6/99                                                     9119                       10136                       10209
9/99                                                     8600                        9495                       10313
12/99                                                    9055                       11246                       10368
3/00                                                     9850                       12043                       10516
6/00                                                    10551                       11587                       10583
9/00                                                    11100                       11716                       10657
12/00                                                   11774                       10906                       10712

CLASS B SHARES Total Returns: 1 Year 23.97%, Since Inception 7.05%
[LINE GRAPH]

                                                   MAINSTAY SMALL CAP
                                                       VALUE FUND              RUSSELL 2000 INDEX*          INFLATION (CPI)+
                                                       --------------          -------------------          ----------------
6/1/98                                               $    10000                  $    10000                  $    10000
6/98                                                       9640                       10021                       10006
9/98                                                       7950                        8002                       10043
12/98                                                      9000                        9307                       10098
3/99                                                       8150                        8802                       10135
6/99                                                       9580                       10136                       10209
9/99                                                       9020                        9495                       10313
12/99                                                      9481                       11246                       10368
3/00                                                      10283                       12043                       10516
6/00                                                      10995                       11587                       10583
9/00                                                      11546                       11716                       10657
12/00                                                     11928                       10906                       10712

CLASS C SHARES Total Returns: 1 Year 27.97%, Since Inception 8.08%
[LINE GRAPH]

                                                   MAINSTAY SMALL CAP
                                                       VALUE FUND              RUSSELL 2000 INDEX*          INFLATION (CPI)+
                                                       --------------          -------------------          ----------------
6/1/98                                               $    10000                  $    10000                  $    10000
6/98                                                       9640                       10021                       10006
9/98                                                       7950                        8002                       10043
12/98                                                      9000                        9307                       10098
3/99                                                       8150                        8802                       10135
6/99                                                       9580                       10136                       10209
9/99                                                       9020                        9495                       10313
12/99                                                      9481                       11246                       10368
3/00                                                      10283                       12043                       10516
6/00                                                      10995                       11587                       10583
9/00                                                      11546                       11716                       10657
12/00                                                     12228                       10906                       10712

-------

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B share performance reflects a contingent deferred sales charge (CDSC) of 3%. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

Small-capitalization equities outperformed large-cap issues for the 12 months ended December 31, 2000, as investors continued to seek opportunities among smaller companies. Even so, the small-cap equity market struggled against the same forces that affected large-cap stocks. In the first half of the year, the markets were weighed down by fears of economic overheating and higher interest rates. In the second half, investor concerns centered on profit growth and valuations in a slowing economic environment.

Within the small-cap equity market, the year 2000 proved to be a rather sobering period for many investors who got caught up in the growth-and-momentum mania of the previous year. While the Russell 2000(R) Index(1) was down for the year 2000, it was primarily the stocks in the highest quintile of price/earnings ratios that declined. In addition, those small-cap stocks with no earnings, which as a whole gained 57% in 1999, were down 49% in 2000. Small-cap value equities, on the other hand, performed quite well, substantially outpacing small-cap growth stocks.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, MainStay Small Cap Value Fund returned 30.04% for Class A shares and 28.97% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 17.77% return of the average Lipper(2) small-cap value fund over the same period. All share classes also outperformed the -3.02% return of the Russell 2000 Index and the 22.83% return of the Russell 2000 Value Index(3) over the annual period.

The Fund's outperformance resulted from two primary factors. The first was a timely shift away from the technology sector. The Fund began the year with a 20% technology weighting. As our concerns grew about excessive valuation of the sector during the first quarter, we reduced the Fund's exposure to about 14%. This decision significantly helped Fund returns. Technology was one of the weakest sectors in the small-cap equity market overall, but capturing these profits in a timely manner resulted in the Fund's technology stocks appreciating 40% for the year. Our value approach to technology investing--as opposed to the more prevalent momentum style--had a significant, positive impact on the Fund's performance.

The second factor was the beneficial impact of merger and acquisition activity, which also contributed positively to the Fund's performance during the reporting period. Over the year, the Fund had 11 of its holdings taken over at

-------

(1) See footnote on page 4 for more information on the Russell 2000(R) Index.
(2) See footnote and table on page 9 for more information about Lipper Inc.
(3) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An investment cannot be made directly into an index.

YEAR-BY-YEAR PERFORMANCE
[BAR GRAPH]

                         YEAR-END                                            TOTAL RETURN %
------------------------------------------------------------  ----------------------------------------------
12/98                                                                            -9.70 Class A
12/99                                                                             6.11 Class A
12/00                                                                            30.04 Class A
12/98                                                                           -10.00 Class B and Class C
12/99                                                                             5.35 Class B and Class C
12/00                                                                            28.97 Class B and Class C
Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 9 for moe information on performance.


an average premium of 55% over the stocks' previous trading prices. We believe these takeovers confirm that using fundamental analysis to identify well-managed companies selling at discount valuations may help the Fund identify stocks that are attractive to corporate and financial buyers.

DIVERSIFIED SECTOR APPROACH

The Fund's best-performing securities for the annual period were diversified across economic sectors.(4)

- Orthodontic Centers of America (+162%), with offices nationwide, benefited from strong growth in both sales and earnings.

- Rexall Sundown (+130%), a leading U.S. manufacturer and distributor of vitamins, supplements, and other home health care items, was acquired by Royal Numico N.V., a leading European company in the same industry. We sold the stock in June, prior to the acquisition.

- Plantronics (+97%), a leading manufacturer of telephone headsets, advanced on strong earnings growth propelled by expanded usage of mobile and knowledge-based applications.

- Etec Systems (+95%), a semiconductor capital-equipment company whose niche dominance attracted acquirer Applied Materials. The Fund sold the stock in February after its price had doubled.

-------
Returns reflect performance for the 12-month period ended 12/31/00, unless otherwise indicated.

- Mediacom Communications (+95%), a cable TV operator in rural communities across the U.S., faced price pressure after the company went public in February and cable went out of favor. The market weakness enabled the Fund to invest in a quality franchise at a substantial discount.

- Tekelec (+93%), a manufacturer of telecommunications equipment, reached our price target in June and we sold the stock at a substantial gain.

- Esterline Technologies (+79%), a manufacturer of highly engineered systems, benefited from an improving aerospace market after the Fund purchased the stock in June.

- Houston Exploration (+56%), a well-financed oil and natural gas exploration and production company, advanced on strong demand after the Fund purchased the stock in May at a discount to its industry peers.

One of the portfolio's worst performers was Staff Leasing, a professional employer organization, which declined 60% during the period. The Fund sold the stock in October as earnings deteriorated and other factors weakened the company's outlook. The Fund purchased Perot Systems in May, but the stock declined 45% after two large customers cut back orders for the company's information technology services. The Fund continues to hold Perot Systems because we believe the company's expanding backlog and strong cash-flow generation may help spur a turnaround. West Pharmaceutical Services declined 21% during the year on disappointing earnings. The company's contract manufacturing and packaging unit experienced setbacks when sales of its customers' products declined. The Fund continues to hold this stock, however, as we see potential in the company's reorganization and its drug delivery division.

LOOKING AHEAD

Can small-cap value stocks continue their winning ways in 2001 and beyond? In our view, the answer will depend on the U.S. economy and relative values. The economy has experienced an abrupt transition from rapid growth to a much slower rate of expansion that could possibly result in a recession. Fortunately, the Federal Reserve is acting aggressively, and we believe any economic damage should be limited. Presuming that an economic recovery will begin in the latter half of 2001, now may be an excellent time to own small-cap stocks. While past performance cannot guarantee future results, previous long-term cycles of small-cap outperformance have historically begun during recessionary periods.

The other ingredient necessary for sustained small-cap outperformance is valuation. Small-cap stocks have rarely, if ever, been cheaper relative to large-cap stocks than they were at year-end. Within the small-cap universe, the valuation discrepancies between value and growth stocks are still quite wide, despite value-stock advances in 2000. Wherever the markets may move, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Timothy Dalton, Jr.
Kenneth Greiner
Stephen J. Bruno
Portfolio Managers
Dalton, Greiner, Hartman, Maher & Co.

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

The preceding pages have not been audited.

Returns and Lipper Rankings as of 12/31/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                SINCE INCEPTION
                               1 YEAR           THROUGH 12/31/00
    Class A                    30.04%                8.86%
    Class B                    28.97%                8.08%
    Class C                    28.97%                8.08%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                SINCE INCEPTION
                               1 YEAR           THROUGH 12/31/00
    Class A                    22.88%                6.51%
    Class B                    23.97%                7.05%
    Class C                    27.97%                8.08%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/00

                                                    SINCE INCEPTION
                                 1 YEAR             THROUGH 12/31/00
    Class A                    39 out of                  37 out of 241
                               313 funds                 funds
    Class B                    43 out of                  43 out of 241
                               313 funds                 funds
    Class C                    43 out of                  50 out of 252
                               313 funds                 funds
    Average Lipper small-cap
    value fund                   17.77%                  2.93%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
12/31/00

             NAV (12/31/00)   INCOME    CAPITAL GAINS
    Class A      $11.30       $0.0000      $1.0583
    Class B      $11.07       $0.0000      $1.0583
    Class C      $11.07       $0.0000      $1.0583

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/00. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/00.

MainStay Small Cap Value Fund

                                     SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (94.3%)

AUTO PARTS & EQUIPMENT (1.5%)
Aftermarket Technology Corp.
 (a).............................     57,500       $   125,781
BorgWarner Inc. .................     20,600           824,000
                                                   -----------
                                                       949,781
                                                   -----------

BANKS (10.9%)
Banknorth Group, Inc. ...........     80,150         1,597,991
Centura Banks, Inc. .............     25,600         1,235,200
Colonial BancGroup, Inc. (The)...    102,100         1,097,575
IBERIABANK Corp. ................     20,900           454,575
Local Financial Corp. (a)........    110,100         1,445,062
Staten Island Bancorp, Inc. .....     45,000           961,875
                                                   -----------
                                                     6,792,278
                                                   -----------
BUILDING MATERIALS (3.1%)
NCI Building Systems, Inc. (a)...     47,100           886,069
Simpson Manufacturing Co., Inc.
 (a).............................     20,900         1,065,900
                                                   -----------
                                                     1,951,969
                                                   -----------
CHEMICALS (1.7%)
Arch Chemicals, Inc. ............     60,700         1,077,425
                                                   -----------
COMMERCIAL & CONSUMER SERVICES (3.5%)
Banta Corp. .....................     45,900         1,166,778
G & K Services, Inc. Class A ....     37,000         1,040,625
                                                   -----------
                                                     2,207,403
                                                   -----------
COMMUNICATIONS--EQUIPMENT (2.8%)
EMS Technologies, Inc. (a).......     53,800           625,425
Plantronics, Inc. (a)............     24,300         1,142,100
                                                   -----------
                                                     1,767,525
                                                   -----------
COMPUTER SOFTWARE & SERVICES
 (6.7%)
iGATE Capital Corp. (a)..........    144,100           414,288
IMRglobal Corp. (a)..............     84,200           452,575
Perot Systems Corp. Class A
 (a).............................     79,400           729,487
Systems & Computer Technology
 Corp. (a).......................     45,400           558,988
THQ, Inc. (a)....................     52,900         1,289,437
Take-Two Interactive Software,
 Inc. (a)........................     63,200           726,800
                                                   -----------
                                                     4,171,575
                                                   -----------
CONSUMER PRODUCTS (1.7%)
Lancaster Colony Corp. ..........     37,100         1,041,119
                                                   -----------

COSMETICS/PERSONAL CARE (1.0%)
Steiner Leisure Ltd. (a).........     46,100           645,400
                                                   -----------

ELECTRIC POWER COMPANIES (1.3%)
IPALCO Enterprises Inc. .........     32,500           786,094
                                                   -----------
--------------------------------------------------------------
+ Percentages indicated are based on Fund net assets.

                                     SHARES           VALUE
--------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.2%)
Artesyn Technologies, Inc. (a)...     26,900       $   427,037
Harman International Industries,
 Inc. ...........................     25,400           927,100
                                                   -----------
                                                     1,354,137
                                                   -----------
HEALTH CARE--MEDICAL PRODUCTS (7.8%)
Arrow International, Inc. .......     23,500           885,290
Beckman Coulter, Inc. ...........     32,200         1,350,388
DENTSPLY International, Inc. ....     30,000         1,173,750
Sybron Dental Specialties, Inc.
 (a).............................     38,900           656,437
West Pharmaceutical Services,
 Inc. ...........................     32,900           808,106
                                                   -----------
                                                     4,873,971
                                                   -----------
HEALTH CARE--MISCELLANEOUS (5.7%)
Omnicare, Inc. ..................     37,400           808,775
Orthodontic Centers of America,
 Inc. (a)........................     51,100         1,596,875
Renal Care Group, Inc. (a).......     42,000         1,151,720
                                                   -----------
                                                     3,557,370
                                                   -----------
HOUSEWARES (1.0%)
Oneida Ltd.......................     33,600           623,700
                                                   -----------

INSURANCE (1.0%)
American Medical Security Group,
 Inc. (a)........................     49,300           295,800
MIIX Group, Inc. (The)...........     48,100           360,750
                                                   -----------
                                                       656,550
                                                   -----------
LEISURE TIME (2.2%)
Arctic Cat Inc. .................     49,900           580,088
Coachmen Industries, Inc. .......     72,900           765,450
                                                   -----------
                                                     1,345,538
                                                   -----------
MACHINERY--DIVERSIFIED (1.6%)
Briggs & Stratton Corp. .........     22,700         1,007,312
                                                   -----------

MANUFACTURING (9.5%)
Ametek, Inc. ....................     56,700         1,470,656
Brady Corp. Class A..............     22,400           757,400
CLARCOR Inc. ....................     42,300           875,081
Esterline Technologies
 Corp.(a)........................     57,200         1,501,500
IDEX Corp. ......................     21,100           698,938
Matthews International Corp.
 Class A ........................     20,100           634,406
                                                   -----------
                                                     5,937,981
                                                   -----------
NATURAL GAS DISTRIBUTORS & PIPELINES (1.4%)
El Paso Electric Co. (a).........     66,100           872,520
                                                   -----------

OFFICE EQUIPMENT & SUPPLIES
 (0.2%)
Hunt Corp. ......................     19,000            92,625
                                                   -----------

OIL & GAS SERVICES (5.8%)
Houston Exploration Co. (The)
 (a).............................     48,300         1,841,437
McMoRan Exploration Co.(a).......     72,800           964,600
Pride International, Inc. (a)....     32,800           807,700
                                                   -----------
                                                     3,613,737
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2000

                                     SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PAPER & FOREST PRODUCTS (1.0%)
Wausau-Mosinee Paper Corp........     61,100       $   618,638
                                                   -----------

PUBLISHING (3.6%)
Hollinger International Inc.
 Class A ........................     58,100           922,338
R. H. Donnelley Corp. (a)........     53,700         1,305,581
                                                   -----------
                                                     2,227,919
                                                   -----------
REAL ESTATE INVESTMENT/MANAGEMENT (7.1%)
Bedford Property Investors,
 Inc. ...........................     31,900           645,975
IStar Financial Inc. ............     35,200           693,000
Koger Equity, Inc. ..............     42,900           667,631
LNR Property Corp. ..............     42,800           941,600
Pan Pacific Retail Properties,
 Inc. ...........................     34,800           776,475
United Dominion Realty Trust,
 Inc. ...........................     65,800           711,463
                                                   -----------
                                                     4,436,144
                                                   -----------
RESTAURANTS (1.5%)
Landry's Seafood Restaurants,
 Inc. ...........................     93,300           927,169
                                                   -----------

RETAIL (3.3%)
Claire's Stores, Inc. ...........     55,400           993,738
Payless ShoeSource Inc. (a)......     15,400         1,089,550
                                                   -----------
                                                     2,083,288
                                                   -----------
TELECOMMUNICATIONS (2.0%)
Mediacom Communications Corp.
 (a).............................     74,200         1,275,312
                                                   -----------

TRANSPORTATION (1.8%)
Arnold Industries, Inc. .........     63,600         1,144,800
                                                   -----------

                                     SHARES           VALUE
--------------------------------------------------------------

TRUCKERS (1.4%)
Heartland Express, Inc. (a)......     38,900       $   887,406
                                                   -----------
Total Common Stocks (Cost
 $52,518,215)....................                   58,926,686
                                                   -----------
                                   PRINCIPAL
                                     AMOUNT
                                   ----------
SHORT-TERM INVESTMENT (8.2%)

TIME DEPOSIT (8.2%)
Bank of New York Cayman 5.50%,
 due 1/2/01......................  $5,091,000        5,091,000
                                                   -----------
Total Short-Term Investment (Cost
 $5,091,000).....................                    5,091,000
                                                   -----------
Total Investments (Cost
 $57,609,215) (b)................      102.5%       64,017,686(c)
Liabilities in Excess of Cash and
 Other Assets....................       (2.5)       (1,539,603)
                                   ----------      -----------
Net Assets.......................      100.0%      $62,478,083
                                   ==========      ===========

-------
 (a) Non-income producing security.
 (b) The cost for federal income tax purposes is $57,613,036.
 (c) At December 31, 2000, net unrealized appreciation was $6,404,650, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $9,761,316 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,356,666.


                                                                              11
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2000

ASSETS:
Investment in securities, at value (identified cost
  $57,609,215)..............................................       $64,017,686
Cash........................................................               308
Receivables:
  Fund shares sold..........................................           352,922
  Dividends and interest....................................            78,719
Unamortized organization expense............................            32,614
                                                                   -----------
        Total assets........................................        64,482,249
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         1,652,707
  Fund shares redeemed......................................           182,929
  NYLIFE Distributors.......................................            39,993
  Transfer agent............................................            36,596
  MainStay Management.......................................            28,823
  Custodian.................................................            20,567
  Trustees..................................................               454
Accrued expenses............................................            42,097
                                                                   -----------
        Total liabilities...................................         2,004,166
                                                                   -----------
Net assets..................................................       $62,478,083
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    24,431
  Class B...................................................            29,616
  Class C...................................................             1,889
Additional paid-in capital..................................        55,272,598
Accumulated undistributed net investment income.............            14,455
Accumulated undistributed net realized gain on
  investments...............................................           726,623
Net unrealized appreciation on investments..................         6,408,471
                                                                   -----------
Net assets..................................................       $62,478,083
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $27,610,308
                                                                   ===========
Shares of beneficial interest outstanding...................         2,443,119
                                                                   ===========
Net asset value per share outstanding.......................       $     11.30
Maximum sales charge (5.50% of offering price)..............              0.66
                                                                   -----------
Maximum offering price per share outstanding................       $     11.96
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $32,777,297
                                                                   ===========
Shares of beneficial interest outstanding...................         2,961,567
                                                                   ===========
Net asset value and offering price per share outstanding....       $     11.07
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 2,090,478
                                                                   ===========
Shares of beneficial interest outstanding...................           188,895
                                                                   ===========
Net asset value and offering price per share outstanding....       $     11.07
                                                                   ===========


12
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   665,270
  Interest..................................................      203,040
                                                              -----------
    Total income............................................      868,310
                                                              -----------
Expenses:
  Management................................................      438,734
  Distribution--Class B.....................................      165,371
  Distribution--Class C.....................................        9,760
  Transfer agent............................................      171,726
  Service--Class A..........................................       51,306
  Service--Class B..........................................       55,124
  Service--Class C..........................................        3,253
  Registration..............................................       42,854
  Custodian.................................................       34,229
  Shareholder communication.................................       27,656
  Professional..............................................       27,624
  Recordkeeping.............................................       17,958
  Amortization of organization expense......................       13,527
  Trustees..................................................        1,286
  Miscellaneous.............................................       22,549
                                                              -----------
    Total expenses before reimbursement.....................    1,082,957
Expense reimbursement by Manager............................      (74,231)
                                                              -----------
    Net expenses............................................    1,008,726
                                                              -----------
Net investment loss.........................................     (140,416)
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................    6,815,559
Net change in unrealized appreciation on investments........    4,718,358
                                                              -----------
Net realized and unrealized gain on investments.............   11,533,917
                                                              -----------
Net increase in net assets resulting from operations........  $11,393,501
                                                              ===========


                                                                              13
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2000           1999
                                                              ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (140,416)   $  (210,498)
  Net realized gain on investments..........................    6,815,559        174,014
  Net change in unrealized appreciation on investments......    4,718,358      1,788,220
                                                              -----------    -----------
  Net increase in net assets resulting from operations......   11,393,501      1,751,736
                                                              -----------    -----------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................   (2,337,835)       (32,590)
    Class B.................................................   (2,791,913)       (34,208)
    Class C.................................................     (179,292)        (1,376)
                                                              -----------    -----------
      Total distributions to shareholders...................   (5,309,040)       (68,174)
                                                              -----------    -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   13,297,354      3,577,142
    Class B.................................................   16,656,487      8,566,971
    Class C.................................................    2,031,756        540,308
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................    2,166,104         30,736
    Class B.................................................    2,630,388         32,019
    Class C.................................................      143,908            684
                                                              -----------    -----------
                                                               36,925,997     12,747,860
  Cost of shares redeemed:
    Class A.................................................   (6,090,777)    (1,602,497)
    Class B.................................................   (5,122,697)    (3,817,385)
    Class C.................................................     (880,362)      (130,900)
                                                              -----------    -----------
      Increase in net assets derived from capital share
       transactions.........................................   24,832,161      7,197,078
                                                              -----------    -----------
      Net increase in net assets............................   30,916,622      8,880,640
NET ASSETS:
Beginning of year...........................................   31,561,461     22,680,821
                                                              -----------    -----------
End of year.................................................  $62,478,083    $31,561,461
                                                              ===========    ===========
Accumulated undistributed net investment income at end of
  year......................................................  $    14,455    $     7,770
                                                              ===========    ===========


14
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                               Class A
                                                              ------------------------------------------
                                                                                              June 1*
                                                               Year ended     Year ended      through
                                                              December 31,   December 31,   December 31,
                                                                  2000           1999           1998
                                                              ------------   ------------   ------------
Net asset value at beginning of period......................    $  9.56        $  9.03        $ 10.00
                                                                -------        -------        -------
Net investment income (loss) (a)............................       0.00(b)       (0.03)         (0.06)
Net realized and unrealized gain (loss) on investments......       2.80           0.58          (0.91)
                                                                -------        -------        -------
Total from investment operations............................       2.80           0.55          (0.97)
                                                                -------        -------        -------
Less distributions:
 From net realized gain on investments......................      (1.06)         (0.02)            --
                                                                -------        -------        -------
Net asset value at end of period............................    $ 11.30        $  9.56        $  9.03
                                                                =======        =======        =======
Total investment return (c).................................      30.04%          6.11%         (9.70%)
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income (loss).............................       0.08%         (0.34%)        (1.53%)+
   Net expenses.............................................       1.90%          1.90%          3.14%+
   Expenses (before reimbursement)..........................       2.07%          2.21%          3.14%+
Portfolio turnover rate.....................................         69%            42%            24%
Net assets at end of period (in 000's)......................    $27,610        $15,205        $12,339

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and is not annualized.


16
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                     Class B                                        Class C
    ------------------------------------------   ---------------------------------------------
                                    June 1*                                     September 1**
     Year ended     Year ended      through       Year ended     Year ended        through
    December 31,   December 31,   December 31,   December 31,   December 31,    December 31,
        2000           1999           1998           2000           1999            1998
    ------------   ------------   ------------   ------------   ------------    -------------
      $  9.46        $  9.00        $ 10.00        $  9.46        $  9.00          $ 7.49
      -------        -------        -------        -------        -------          ------
        (0.07)         (0.10)         (0.09)         (0.07)         (0.10)          (0.06)
         2.74           0.58          (0.91)          2.74           0.58            1.57
      -------        -------        -------        -------        -------          ------
         2.67           0.48          (1.00)          2.67           0.48            1.51
      -------        -------        -------        -------        -------          ------
        (1.06)         (0.02)            --          (1.06)         (0.02)             --
      -------        -------        -------        -------        -------          ------
      $ 11.07        $  9.46        $  9.00        $ 11.07        $  9.46          $ 9.00
      =======        =======        =======        =======        =======          ======
        28.97%          5.35%        (10.00%)        28.97%          5.35%          20.16%
        (0.67%)        (1.09%)        (2.28%)+       (0.67%)        (1.09%)         (2.28%)+
         2.65%          2.65%          3.89%+         2.65%          2.65%           3.89%+
         2.82%          2.96%          3.89%+         2.82%          2.96%           3.89%+
           69%            42%            24%            69%            42%             24%
      $32,777        $15,722        $10,145        $ 2,090        $   634          $  196


                                                                              17
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Value Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal

Notes to Financial Statements

exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Permanent book-tax differences of $147,101, and $13,963 are decreases to accumulated net investment loss and additional paid-in capital, respectively. In addition, a decrease of $133,138 has been made to accumulated net realized gain on investments. These permanent book-tax differences are due primarily to net investment loss incurred by the Fund in 2000 and the tax treatment of income earned from Real Estate Investment Trusts.

MainStay Small Cap Value Fund

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), served as the Fund's manager pursuant to a management agreement and provided offices and conducted clerical, recordkeeping and bookkeeping services, and kept most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Dalton, Greiner, Hartman, Maher & Co. (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.90%, 2.65% and 2.65% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2000, the Manager earned $438,734 and reimbursed the Fund $74,231.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets on assets up to $250 million, 0.45% on assets from $250 million to $500 million and 0.40% on assets in excess of $500 million.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate of MainStay Management LLC and under the common control of New York Life, was substituted in place of MainStay Management LLC as the Fund's investment adviser. Under the Substitution Agreement among MainStay Management LLC, NYLIM and the Fund, NYLIM has assumed all of the interests, rights and responsibilities of MainStay Management LLC under the Management and Sub-Advisory Agreements to which it is a party. The terms and conditions of these agreements, including management fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Fund and the investment process used by NYLIM is identical to that which was used by MainStay Management LLC.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $6,363 for the year ended December 31, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $3,488, $45,707 and $4,160, respectively, for the year ended December 31, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2000, amounted to $171,726.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 2000, New York Life held shares of Class A with a net asset value of $11,213,412, which represents 40.6% of the Class A net assets at year end.

MainStay Small Cap Value Fund

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $418 for the year ended December 31, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $17,958 for the year ended December 31, 2000.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes $104,825 of qualifying capital losses that arose during the year after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2000, purchases and sales of securities, other than short-term securities, were $46,100 and $28,494, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       YEAR ENDED                    YEAR ENDED
                                                    DECEMBER 31, 2000             DECEMBER 31, 1999
                                               ---------------------------   ---------------------------
                                               CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                               -------   -------   -------   -------   -------   -------
Shares sold..................................   1,200     1,538      172       398       960        60
Shares issued in reinvestment of
  distributions..............................     205       254       14         3         3        --(a)
                                                -----     -----      ---      ----      ----       ---
                                                1,405     1,792      186       401       963        60
Shares redeemed..............................    (552)     (492)     (64)     (177)     (428)      (15)
                                                -----     -----      ---      ----      ----       ---
Net increase.................................     853     1,300      122       224       535        45
                                                =====     =====      ===      ====      ====       ===

-------

(a)  Less than one thousand.

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of The MainStay Small Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Small Cap Value Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Contact your investment professional for a free prospectus containing more information, including advisory fees, risks, other expenses, and share classes. Please read the prospectus carefully before you invest or send money.

                       This page intentionally left blank

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of December 31, 2000.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

--------------------------------------------------------
 Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD.

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSSV11-02/01

[RECYCLE LOGO]

    [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Small Cap Value Fund

    ANNUAL REPORT

    DECEMBER 31, 2000

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay MAP Equity Fund
                                                              versus S&P 500 Index, Lipper Growth & Income
                                                              Fund Index, and Inflation--Class A, B, C, and
                                                              I Shares                                         4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings                     10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            15
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               26
                                                              The MainStay(R) Funds                           27

                       This page intentionally left blank

President's Letter

The year 2000 brought a variety of challenges and opportunities to mutual fund investors. Early concerns about Y2K computer glitches quickly subsided as technology stocks climbed to new highs in the first two months of the year. By mid-March, valuations of technology stocks had reached speculative levels--and a few market setbacks, along with Microsoft's antitrust concerns, helped send technology stocks into a steep decline. Throughout the remainder of the year, defensive value-oriented equities showed renewed strength, with value stocks outperforming growth stocks at all capitalization levels for the year 2000.

The shift in market sentiment reflected a variety of forces, including rising interest rates and higher energy prices, which led to widespread earnings disappointments. With many investors seeking a "safe haven" in high-quality bonds, the Treasury market showed strong performance as the government continued its Treasury buyback program. Throughout 2000, the strength of the U.S. dollar versus other currencies made international investing challenging for U.S. investors. A fourth-quarter rally in the euro could signal a turnaround, but only time will tell.

Despite this volatility, MainStay(R) shareholders enjoyed the confidence of knowing that throughout the year, their Funds were consistently managed with well-defined investment disciplines. Seeking to avoid any hint of style drift, each of our portfolio managers rigorously adhered to an investment process that doesn't change, even when the markets shift. MainStay shareholders knew they could depend on our unwavering commitment to integrity and service--in our Fund management, accounting, reporting, and shareholder communications.

This annual report details the events that affected your MainStay investment during the 12 months ended December 31, 2000. The portfolio manager commentary gives you an inside look at the market forces and management decisions that affected your Fund's strategic direction and investment results. If you have questions, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2001

$10,000 Invested in MainStay MAP Equity

Fund versus S&P 500 Index, Lipper Growth & Income Fund Index, and Inflation

CLASS I SHARES Total Returns: 1 Year 16.88%, 5 Years 19.82%, 10 Years 17.85%

[LINE GRAPH]

                                          LIPPER GROWTH &          MAINSTAY MAP
YEAR-END                                 INCOME FUND INDEX+        EQUITY FUND         INFLATION (CPI)++        S&P 500 INDEX*
--------                                 ------------------        ------------        -----------------        --------------
12/90                                      $   10,000               $  9,525             $   10,000              $  10,000
12/91                                          12,775                 11,164                 10,298                 13,040
12/92                                          14,005                 13,457                 10,603                 14,032
12/93                                          16,053                 14,619                 10,893                 15,441
12/94                                          15,987                 15,029                 11,177                 15,645
12/95                                          20,965                 19,930                 11,467                 21,518
12/96                                          25,299                 24,718                 11,847                 26,454
12/97                                          32,099                 31,725                 12,048                 35,280
12/98                                          36,458                 39,418                 12,242                 45,363
12/99                                          40,782                 44,219                 12,570                 54,907
12/00                                          40,941                 51,684                 12,995                 49,910

CLASS A SHARES Total Returns: 1 Year 10.25%, Since Inception 11.47%

[LINE GRAPH]

                                          LIPPER GROWTH &          MAINSTAY MAP
PERIOD END                               INCOME FUND INDEX+        EQUITY FUND         INFLATION (CPI)++        S&P 500 INDEX*
----------                               ------------------        ------------        -----------------        --------------
6/9/99                                     $   10,000               $  9,450             $   10,000               $ 10,000
6/99                                           10,266                  9,858                 10,000                 10,416
9/99                                            9,445                  9,119                 10,102                  9,765
12/99                                          10,291                 10,161                 10,157                 11,218
3/00                                           10,464                 11,049                 10,301                 11,475
6/00                                           10,201                 10,816                 10,367                 11,170
9/00                                           10,501                 11,378                 10,439                 11,061
12/00                                          10,331                 11,855                 10,494                 10,196

CLASS B SHARES Total Return: 1 Year 10.72%, Since Inception 12.39%

[LINE GRAPH]

                                          LIPPER GROWTH &          MAINSTAY MAP
PERIOD END                               INCOME FUND INDEX+        EQUITY FUND         INFLATION (CPI)++        S&P 500 INDEX*
----------                               ------------------        ------------        -----------------        --------------
6/9/99                                     $   10,000               $ 10,000             $   10,000               $ 10,000
6/99                                           10,266                 10,430                 10,000                 10,416
9/99                                            9,445                  9,632                 10,102                  9,765
12/99                                          10,291                 10,723                 10,157                 11,218
3/00                                           10,464                 11,625                 10,301                 11,475
6/00                                           10,201                 11,363                 10,367                 11,170
9/00                                           10,501                 11,929                 10,439                 11,061
12/00                                          10,331                 12,009                 10,494                 10,196

CLASS C SHARES Total Returns: 1 Year 14.72%, Since Inception 14.76%

[LINE GRAPH]

                                          LIPPER GROWTH &          MAINSTAY MAP
PERIOD END                               INCOME FUND INDEX+        EQUITY FUND         INFLATION (CPI)++        S&P 500 INDEX*
----------                               ------------------        ------------        -----------------        --------------
6/9/99                                     $   10,000              $  10,000           $    10,000                 $ 10,000
6/99                                           10,266                 10,430                10,000                   10,416
9/99                                            9,445                  9,632                10,102                    9,765
12/99                                          10,291                 10,723                10,157                   11,218
3/00                                           10,464                 11,625                10,301                   11,475
6/00                                           10,201                 11,363                10,367                   11,170
9/00                                           10,501                 11,929                10,439                   11,061
12/00                                          10,331                 12,409                10,494                   10,196

-------
  On 6/9/99, the MAP-Equity Fund was reorganized as MainStay MAP Equity Fund Class I shares.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued after 5/31/01. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B share performance reflects a contingent deferred sales charge
  (CDSC) of 4%. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase. Class I share performance includes the historical performance of the MAP-Equity Fund from inception (1/21/71) through 6/8/99. Prior to the reorganization, shares of MAP-Equity Fund were subject to a maximum 4.75% initial sales charge. Class I shares are subject to no initial or contingent deferred sales charges.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all capital gains and dividends. You cannot invest directly in an index.

(+) The Lipper Growth & Income Fund Index is an unmanaged equally weighted performance index of the thirty largest qualifying funds in the Lipper growth & income fund universe, based on year-end assets. Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total return with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. You cannot invest directly in an index.

(++) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The S&P 500 Index(1) experienced its first year in four with less than 20% returns and its biggest annual decline in over 20 years, registering a loss of 9.10% for the 12 months ended December 31, 2000. Continuing the trend from 1999, small-cap stocks outperformed their large-cap brethren for the annual period, as investors continued to seek opportunities among smaller companies. Mid-cap stocks turned in the best annual performance of all equity capitalization sectors.

In a complete reversal from recent years, large-capitalization value-oriented stocks outperformed their growth counterparts by an impressive 16% for the annual period. Similarly, within the small-cap equity market, there was massive divergence between value and growth stocks. For the year, small-cap value stocks gained an impressive 22.83%, while growth stocks lost 22.43%. Volatility was high throughout the year.

Equity markets struggled within each capitalization sector. At first, concerns centered on an overheating economy, rising energy prices, and higher interest rates. Later, the focus turned to determining how companies should be valued to account for profit-growth potential in a slowing economic environment. Equity leaders in recent years, such as technology, communications, and the Internet, were among the weakest performers. Microsoft alone accounted for nearly 30% of the decline in the S&P 500 Index for the year.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2000, MainStay MAP Equity Fund returned 16.88% for Class I shares. Class A shares returned 16.67% and Class B and Class C shares returned 15.72%, excluding all sales charges. All share classes outperformed the 8.84% return of the average Lipper(2) multi-cap value fund and the -9.10% return of the S&P 500 Index for the same period.

As of 12/31/00, Morningstar(3) rated MainStay MAP Equity Fund Class I shares five stars overall out of 4,164 domestic equity funds. The Fund's Class I shares received four stars out of 4,164 domestic equity funds for the three-year period then ended and five stars for the five- and 10-year periods then ended, from among 2,542 and 824 domestic equity funds, respectively.

There were several reasons for the Fund's outperformance. First, we adhered closely to the Fund's disciplined stock-by-stock selection process. Second, for much of the year, the Fund focused on the mid-cap and small-cap sectors of the market, which outperformed. Third, the piercing of the Internet bubble supported a return to value-based investing. Fourth, our belief that U.S. defense spending would turn around led us to overweight the aerospace sector, buying several of these stocks early in 2000 at close to their two-year lows. Finally, lowering the portfolio's beta, or volatility in relation to the rest of the stock market, by selling select technology and pharmaceutical stocks throughout the year proved to be a sound decision.

-------
(1) See page 4 for more information on the S&P 500 Index.

(2) See footnote and table on page 10 for more information about Lipper Inc.

(3) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking into account fees and other sales charges, and may change monthly. Its ratings of one (low) to five (high) stars are based on a fund's three-, five-, and 10-year (if applicable) average annual returns with fee adjustments in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Overall Morningstar Rating(TM) represents a weighted average of a fund's three-, five-, and 10-year (if applicable) risk-adjusted performance. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star.

YEAR-BY-YEAR PERFORMANCE
CLASS I SHARES

[BAR GRAPH]

YEAR END                                                                    CLASS I SHARES
--------                                                                    --------------
12/91                                                                            27.69%
12/92                                                                            10.53
12/93                                                                             8.67
12/94                                                                             2.76
12/95                                                                            32.50
12/96                                                                            23.82
12/97                                                                            27.99
12/98                                                                            24.23
12/99                                                                            12.18
12/00                                                                            16.88

Past performance is no guarantee of future results. Class I share returns include the performance of the MAP-Equity Fund through 6/8/99. See footnote * on page 10 for more information on performance.

CLASS A, B, AND C SHARES

[BAR GRAPH]

                                                                           12/99                              12/00
                                                                           -----                              -----
Class A                                                                     7.53%                             16.67%
Class B and Class C                                                         7.23                              15.72

Past performance is no guarantee of future results. See footnote * on page 10 for more information on performance.

DIVERSIFIED VALUE APPROACH

The Fund remained broadly diversified across many industries, with the largest weightings at the end of the year in the aerospace/defense, financial, and energy sectors. The following were among the Fund's top-performing securities during 2000.(4)

- Kinder Morgan is a natural-gas trunk line that contains the general partnership interest of a large high-growth, tax-advantaged master limited partnership (MLP). This unusual corporate pairing allows Kinder Morgan to acquire energy infrastructure assets in the MLP. Given Kinder Morgan's ongoing acquisitions, the payout has been growing. The Fund bought the

-------

(4) Returns reflect performance for the 12-month period ended 12/31/00.

  stock the day Kinder Morgan's CEO agreed to merge the general partnership interest of the MLP into beleaguered KN Energy. During the fourth quarter, Kinder Morgan was added to the S&P 500 Index.

- Litton Industries performed particularly well when it agreed to be acquired at a premium by Northrop Grumman during the first quarter of 2001. We consider Northrop Grumman to be the best-managed American defense contractor.

- PathoGenesis stock appreciated when management put the company up for sale in early June and then agreed to sell to Chiron in August. PathoGenesis has an exclusive position supplying the most effective cystic fibrosis drug and is positioned to effectively deliver a wide array of antibiotics directly through the lungs using a state-of-the-art nebulizer.

- National Computer Systems stock appreciated nicely on the back of strong earnings and a growing recognition that its CEO had positioned the company to become the nation's leading educational service provider. The company was sold to Pearsons of the U.K. at close to 40 times earnings in the fall of 2000, after it became apparent that its CEO had developed a heart problem.

- Seagate Technology was a top performer for the Fund primarily because of our strategic investment approach. We materially reduced the Fund's holding in this stock in March 2000 after its management announced a buyout we did not particularly like. We rebuilt the position at lower prices during the year. Toward year-end, we got a combination of VERITAS stock and cash for our holdings, as a result of the management buyout.

- Archer-Daniels-Midland (ADM) is a major American agricultural institution that benefited during 2000 from a new and active CEO, following a scandal involving former executives. Profitability firmed in the soy complex, ADM's largest business--and the corn complex improved, driven by ethanol sales. ADM has 40% of the domestic ethanol capacity. Positive developments in the Mexican sugar and sweetener market and a premium acquisition by Tyson of ADM's 12.5% stake in Iowa Beef also helped performance.

Of course, not all of the Fund's stocks performed well. Informix planned to split its company and take its Internet software division public, but weak Internet growth and a difficult IPO market made these plans harder to pursue. Sprint suffered from brutal long-distance competition, difficult capital markets, and setbacks at Sprint PCS when the company announced a desire to issue new equity. While these Fund positions detracted from performance during the year, we continue to hold them, believing that each issuer has positive long-term potential. DoubleClick stock continued to falter as the market revalued the potential for Internet advertising, and we sold the Fund's position in October, before the stock dipped even more.

RESHAPING THE PORTFOLIO

During 2000, we added materially to the Fund's position in Archer-Daniels-Midland when we realized new management was changing the culture of the company. We made the purchase before the stock's strong appreciation in the fourth quarter, which contributed positively to the Fund's performance. We bought Litton Industries shares after seeing insider buying, because we thought the stock was deeply undervalued in a consolidating defense sector that was enjoying increasing demand. We bought shares of Northrop Grumman for the Fund, based on the stock's attractive value and the company's quality management. When several management changes at Lockheed Martin improved the company's balance sheet and productivity, we purchased its stock for the Fund, correctly anticipating that the company would get the United Arab Emirates' F-16 order. During the year, we sold the Fund's holdings in Seagate Technology, PathoGenesis, and National Computer Systems at premium prices in response to tender offers by acquiring companies.

LOOKING AHEAD

We believe that Fed easing may help stave off a recession, reduce financial strain on California utilities, and improve the investment climate for the average U.S. stock. Wherever the markets or the economy may move, the Fund will continue to seek long-term capital appreciation, with income as a secondary objective.

Michael Mullarkey
Roger Lob
Portfolio Managers
Markston International, LLC

Returns and Lipper Rankings as of 12/31/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                              SINCE INCEPTION
                1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/00
Class A         16.67%      n/a        n/a         15.57%
Class B         15.72%      n/a        n/a         14.76%
Class C         15.72%      n/a        n/a         14.76%
Class I         16.88%   21.00%     18.43%         12.26%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                              SINCE INCEPTION
                1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/00
Class A         10.25%      n/a        n/a         11.47%
Class B         10.72%      n/a        n/a         12.39%
Class C         14.72%      n/a        n/a         14.76%
Class I         16.88%   19.82%     17.85%         12.07%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/00

                                                       SINCE INCEPTION
                  1 YEAR      5 YEARS      10 YEARS    THROUGH 12/31/00
Class A         111 out of   n/a          n/a               35 out of
                522 funds                                  477 funds
Class B         125 out of   n/a          n/a               39 out of
                522 funds                                  477 funds
Class C         125 out of   n/a          n/a               39 out of
                522 funds                                  477 funds
Class I         105 out of   7 out of     12 out of         13 out of
                522 funds    227 funds    99 funds          24 funds
Average Lipper
multi-cap
value fund      8.84%        13.71%       15.14%           12.55%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
12/31/00

                NAV 12/31/00   INCOME    CAPITAL GAINS
Class A            $27.25      $0.0000      $3.1552
Class B            $26.92      $0.0000      $3.1552
Class C            $26.92      $0.0000      $3.1552
Class I            $27.31      $0.0289      $3.1552

-------
 * On 6/9/99, MAP-Equity Fund was reorganized as MainStay MAP Equity Fund Class I shares.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued after 5/31/01.

   Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I shares are subject to no initial or contingent deferred sales charges. Performance figures for this class include the historical performance of the MAP-Equity Fund from inception (1/21/71) through 6/8/99. Prior to the reorganization, shares of MAP-Equity Fund were subject to a maximum 4.75% initial sales charge.

 (+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/00. Class A, Class B, and Class C shares were first offered to the public on 6/9/99. Class I shares, first offered 6/9/99, include the performance of the MAP-Equity Fund from inception (1/21/71) through 6/8/99. Since-inception return for the average Lipper peer fund is for the period from 1/21/71 through 12/31/00. Lipper averages are not class specific.

The preceding pages have not been audited.

MainStay MAP Equity Fund


                                    SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (95.5%)+

ADVERTISING & MARKETING SERVICES (3.7%)
Catalina Marketing Corp. (a)....     94,611       $  3,683,916
Harte-Hanks, Inc. ..............     57,662          1,365,868
                                                  ------------
                                                     5,049,784
                                                  ------------
AEROSPACE/DEFENSE (13.8%)
Aviall, Inc. (a)................      1,400              7,087
Boeing Co. (The)................     33,348          2,200,968
Litton Industries, Inc. (a).....    100,000          7,868,750
Lockheed Martin Corp. ..........     94,000          3,191,300
Northrop Grumman Corp. .........     42,200          3,502,600
Raytheon Co. Class B............     61,000          1,894,813
Teledyne Technologies Inc.
 (a)............................     17,500            413,438
                                                  ------------
                                                    19,078,956
                                                  ------------
AIRLINES (1.0%)
AMR Corp. (a)...................     34,000          1,332,375
                                                  ------------

BANKS (5.9%)
Bank One Corp. .................    102,000          3,735,750
Northern Trust Corp. ...........     14,110          1,150,847
Popular, Inc. ..................     54,340          1,429,821
State Street Corp. .............     15,000          1,863,150
                                                  ------------
                                                     8,179,568
                                                  ------------
BEVERAGES (0.1%)
PepsiCo, Inc. ..................      1,997             98,976
                                                  ------------
BROADCAST/MEDIA (0.5%)
Adelphia Communications Corp.
 (a)............................      3,800            196,175
Westwood One, Inc. (a)..........     22,300            430,669
                                                  ------------
                                                       626,844
                                                  ------------

BUILDING MATERIALS (2.9%)
Vulcan Materials Co. ...........     84,478          4,044,384
                                                  ------------

CHEMICALS (1.5%)
Eastman Chemical Co. ...........     14,200            692,250
IMC Global Inc. ................      3,050             47,466
Great Lakes Chemical Corp. .....     36,205          1,346,373
Valspar Corp. (The).............        200              6,436
                                                  ------------
                                                     2,092,525
                                                  ------------
COMMERCIAL & CONSUMER SERVICES (0.2%)
New Dun & Bradstreet Corp. (The)
 (a)............................      9,960            257,715
                                                  ------------
--------------------------------------------------------------
+ Percentages indicated are based on Fund net assets.

--------------------------------------------------------------
                                    SHARES           VALUE

COMMUNICATIONS--EQUIPMENT (1.6%)
Cabletron Systems, Inc. (a).....     43,400       $    653,713
CommScope, Inc. (a).............     19,018            314,986
Harmonic Inc. (a)...............      4,000             22,750
Metromedia Fiber Network, Inc.
 (a)............................     82,700            837,337
Nortel Networks Corp. ..........     10,944            350,892
                                                  ------------
                                                     2,179,678
                                                  ------------
COMPUTER SOFTWARE & SERVICES
 (6.8%)
ACNielsen Corp. (a).............     93,259          3,380,639
Advanced Digital Information
 Corp. (a)......................     50,000          1,150,000
Avid Technology, Inc. (a).......     51,132            933,957
Compuware Corp. (a).............     48,700            304,375
Electronic Data Systems
 Corp. .........................     27,713          1,600,426
Gartner Group, Inc. Class B
 (a)............................      2,178             13,808
Informix Corp. (a)..............     91,550            271,793
Marimba, Inc. (a)...............      7,700             34,650
Novell, Inc. (a)................     84,100            438,901
Per-Se Technologies, Inc. (a)...     13,400             46,691
S1 Corp. (a)....................     24,600            129,150
SYNAVANT Inc. (a)...............        836              3,919
Titan Corp. (The) (a)...........     34,300            557,375
VERITAS Software Corp. (a)......      6,328            553,700
                                                  ------------
                                                     9,419,384
                                                  ------------
COMPUTER SYSTEMS (3.7%)
InterVoice-Brite, Inc. (a)......     15,300            110,925
Lexmark International Inc.
 (a)............................    111,700          4,949,706
                                                  ------------
                                                     5,060,631
                                                  ------------
COMPUTERS--PERIPHERALS (0.0%)
 (C)
Sigma Designs, Inc. (a).........        700                809
                                                  ------------

CONSUMER PRODUCTS (0.5%)
Energizer Holdings, Inc. (a)....     33,180            709,223
                                                  ------------

ELECTRIC POWER COMPANIES (1.0%)
Reliant Energy, Inc. ...........     31,622          1,369,628
                                                  ------------

ELECTRONICS--COMPONENTS (0.1%)
Arrow Electronics, Inc. (a).....      1,375             39,360
TriQuint Semiconductor, Inc.
 (a)............................      1,356             59,240
                                                  ------------
                                                        98,600
                                                  ------------
ELECTRONICS--SEMICONDUCTORS
 (0.1%)
Adaptec, Inc. (a)...............     10,700            109,675
                                                  ------------

ENTERTAINMENT (1.1%)
Time Warner, Inc. ..............     28,902          1,509,840
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2000


                                    SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)

FINANCE (0.7%)
American Express Co. ...........        621       $     34,116
CIT Group, Inc. (The)...........     19,900            400,488
Moody's Corp. ..................     19,920            511,695
                                                  ------------
                                                       946,299
                                                  ------------
FOOD (5.0%)
Archer-Daniels-Midland Co. .....    300,585          4,508,775
Quaker Oats Co. (The)...........     19,949          1,942,534
Ralston-Ralston Purina Group....     14,641            382,496
                                                  ------------
                                                     6,833,805
                                                  ------------
HEALTH CARE--DRUGS (2.6%)
Cell Therapeutics, Inc. (a).....      1,600             72,100
King Pharmaceuticals, Inc.
 (a)............................      4,500            232,594
Pharmacia Corp. ................     49,521          3,020,781
POZEN Inc. (a)..................     15,400            281,050
                                                  ------------
                                                     3,606,525
                                                  ------------
HEALTH CARE--HMO'S (0.8%)
Humana Inc. (a).................     76,500          1,166,625
                                                  ------------
HEALTH CARE--MEDICAL PRODUCTS (1.4%)
Becton, Dickinson & Co. ........     56,900          1,970,162
                                                  ------------
HEALTH CARE--MISCELLANEOUS
 (3.2%)
Caremark Rx, Inc. (a)...........     38,542            522,726
Johnson & Johnson...............     31,027          3,259,774
Magellan Health Services, Inc.
 (a)............................      2,500             11,094
WebMD Corp. (a).................     73,500            583,406
                                                  ------------
                                                     4,377,000
                                                  ------------
HOUSEHOLD PRODUCTS (1.5%)
Clorox Co. (The)................     59,200          2,101,600
                                                  ------------
HOUSEWARES (0.0%) (c)
KRUG International Corp. (a)....     17,600             24,200
                                                  ------------

INSURANCE (2.5%)
ALLmerica Financial Corp. ......     47,151          3,418,448
Ohio Casualty Corp. ............      5,600             56,000
SAFECO Corp. (The)..............         80              2,630
                                                  ------------
                                                     3,477,078
                                                  ------------
INTERNET SOFTWARE & SERVICES
 (1.3%)
About.com, Inc. (a).............     51,500          1,387,281
Covad Communications Group, Inc.
 (a)............................     79,500            131,676
Digital Impact, Inc. (a)........      2,000              4,687
EarthLink, Inc. (a).............      1,100              5,534
Hoover's Inc. (a)...............      6,000             14,250

--------------------------------------------------------------
                                    SHARES           VALUE
INTERNET SOFTWARE & SERVICES (CONTINUED)
InfoSpace, Inc. (a).............     13,300       $    117,623
MyPoints.com, Inc. (a)..........    124,200            147,488
ValueClick, Inc. (a)............      8,600             42,463
                                                  ------------
                                                     1,851,002
                                                  ------------
MANUFACTURING (1.9%)
Minnesota Mining and
 Manufacturing Co. .............     16,390          1,974,995
Pentair, Inc. ..................      2,074             50,165
Tyco International Ltd. ........      5,932            329,226
Walter Industries, Inc. ........     35,100            258,862
                                                  ------------
                                                     2,613,248
                                                  ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (6.0%)
Kinder Morgan, Inc. ............    156,900          8,188,219
Questar Corp. ..................      5,000            150,312
                                                  ------------
                                                     8,338,531
                                                  ------------
OIL & GAS SERVICES (4.8%)
Apache Corp. ...................      5,661            396,624
Devon Energy Corp. .............     62,242          3,794,895
McDermott International,
 Inc. ..........................    228,400          2,455,300
                                                  ------------
                                                     6,646,819
                                                  ------------
OIL--INTEGRATED DOMESTIC (0.7%)
Conoco, Inc. Class A............     35,000          1,001,875
                                                  ------------

OIL--INTEGRATED INTERNATIONAL
 (1.1%)
BP Amoco PLC ADR (b)............     31,736          1,519,361
                                                  ------------

PAPER & FOREST PRODUCTS (1.6%)
Louisiana-Pacific Corp. ........     25,700            260,212
Westvaco Corp. .................     15,700            458,244
Weyerhaeuser Co. ...............     29,300          1,486,975
                                                  ------------
                                                     2,205,431
                                                  ------------
PHOTOGRAPHY/IMAGING (1.3%)
Electronics for Imaging, Inc.
 (a)............................     88,700          1,236,256
Pinnacle Systems, Inc. (a)......     75,400            556,075
                                                  ------------
                                                     1,792,331
                                                  ------------
PUBLISHING (0.4%)
Meredith Corp. .................     15,400            495,688
Thomas Nelson, Inc. ............      5,482             38,374
                                                  ------------
                                                       534,062
                                                  ------------
REAL ESTATE INVESTMENT/MANAGEMENT (1.8%)
Health Care Property Investors,
 Inc. ..........................     36,946          1,103,762
Pinnacle Holdings, Inc. (a).....     26,200            237,438
United Dominion Realty Trust,
 Inc. ..........................    105,139          1,136,815
                                                  ------------
                                                     2,478,015
                                                  ------------
RESTAURANTS (0.9%)
VICORP Restaurants, Inc. (a)....     73,135          1,298,146
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay MAP Equity Fund


                                    SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)

RETAIL (4.5%)
Burlington Coat Factory
 Warehouse Corp. ...............     31,348       $    593,653
Charming Shoppes, Inc. (a)......     97,400            584,400
Consolidated Stores Corp. (a)...    266,900          2,835,813
CVS Corp. ......................     13,076            783,743
Kroger Co. (The) (a)............     24,128            652,964
Mazel Stores, Inc. (a)..........     51,400            147,775
Pathmark Stores, Inc. (a).......     32,100            529,650
Systemax Inc. (a)...............     15,306             19,132
                                                  ------------
                                                     6,147,130
                                                  ------------
RETAIL--INTERNET (0.0) (c)
Webvan Group, Inc. (a)..........     70,000             32,816
                                                  ------------

SPECIALIZED SERVICES (0.9%)
Cendant Corp. (a)...............     60,000            577,500
DiamondCluster International
 Inc. (a).......................      7,500            228,750
IMS Health Inc. ................     16,730            451,710
                                                  ------------
                                                     1,257,960
                                                  ------------
TELECOMMUNICATIONS (1.6%)
AT&T Corp. .....................      5,308             91,895
Endwave Corp. (a)...............      8,000             25,000
Sprint Corp. (Fon Group)........     83,934          1,704,909
Sprint Corp. (PCS Group) (a)....     11,866            242,511
Williams Communications Group,
 Inc. (a).......................     11,500            135,125
                                                  ------------
                                                     2,199,440
                                                  ------------
TELEPHONE (3.4%)
ALLTEL Corp. ...................     45,800          2,859,638
Qwest Communications
 International Inc. (a).........     45,421          1,862,261
                                                  ------------
                                                     4,721,899
                                                  ------------
TOYS (1.1% )
Hasbro, Inc. ...................     28,800            306,000
Mattel, Inc. ...................     80,000          1,155,200
                                                  ------------
                                                     1,461,200
                                                  ------------
TRANSPORTATION (0.0%)(c)
Petroleum Helicopters, Inc.
 (a)............................      2,534             31,635
                                                  ------------
Total Common Stocks
 (Cost $107,342,888)............                   131,852,790
                                                  ------------

PREFERRED STOCK (0.2%)

BROADCAST/MEDIA (0.2%)
News Corp. Ltd., Pfd. ADR (b)...      8,614            250,344
                                                  ------------
Total Preferred Stock
 (Cost $73,655).................                       250,344
                                                  ------------
                                  PRINCIPAL
                                    AMOUNT           VALUE
--------------------------------------------------------------

LONG-TERM BONDS (0.9%)
CORPORATE BONDS (0.9%)

TELECOMMUNICATIONS (0.9%)
Nextlink Communications, Inc.
 10.75%, due 6/1/09.............  $ 500,000       $    410,000
Williams Communications Group,
 Inc.
 10.875%, due 10/1/09...........  1,150,000            856,750
                                                  ------------
Total Long-Term Bonds
 (Cost $1,449,708)..............                     1,266,750
                                                  ------------

SHORT-TERM INVESTMENT (3.3%)

TIME DEPOSIT (3.3%)
Bank of New York Cayman
 5.50%, due 1/2/01..............  4,636,000          4,636,000
                                                  ------------
Total Short-Term Investment
 (Cost $4,636,000)..............                     4,636,000
                                                  ------------
Total Investments
 (Cost $113,502,251) (d)........       99.9%       138,005,884(e)
Cash and Other Assets,
 Less Liabilities...............        0.1             99,726
                                  ----------      ------------
Net Assets......................      100.0%      $138,105,610
                                  ==========      ============

-------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) Less than one tenth of a percent.
(d) The cost for federal income tax purposes is $113,474,855.
(e) At December 31, 2000, net unrealized appreciation was $24,531,029, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $34,020,767 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market $9,489,738.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2000

ASSETS:
Investment in securities, at value (identified cost
  $113,502,251).............................................       $138,005,884
Cash........................................................             10,115
Receivables:
  Fund shares sold..........................................          1,038,550
  Dividends and interest....................................            123,272
  Investment securities sold................................            114,394
                                                                   ------------
        Total assets........................................        139,292,215
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................            891,448
  Fund shares redeemed......................................             53,645
  MainStay Management.......................................             69,148
  Transfer agent............................................             46,584
  NYLIFE Distributors.......................................             40,083
  Custodian.................................................             12,248
  Trustees..................................................              1,010
Accrued expenses............................................             72,439
                                                                   ------------
        Total liabilities...................................          1,186,605
                                                                   ------------
Net assets..................................................       $138,105,610
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      8,091
  Class B...................................................             14,890
  Class C...................................................              2,432
  Class I...................................................             25,420
Additional paid-in capital..................................        111,663,051
Accumulated undistributed net realized gain on
  investments...............................................          1,888,093
Net unrealized appreciation on investments..................         24,503,633
                                                                   ------------
Net assets..................................................       $138,105,610
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 22,047,784
                                                                   ============
Shares of beneficial interest outstanding...................            809,122
                                                                   ============
Net asset value per share outstanding.......................       $      27.25
Maximum sales charge (5.50% of offering price)..............               1.59
                                                                   ------------
Maximum offering price per share outstanding................       $      28.84
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 40,077,840
                                                                   ============
Shares of beneficial interest outstanding...................          1,488,991
                                                                   ============
Net asset value and offering price per share outstanding....       $      26.92
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  6,545,547
                                                                   ============
Shares of beneficial interest outstanding...................            243,178
                                                                   ============
Net asset value and offering price per share outstanding....       $      26.92
                                                                   ============
CLASS I
Net assets applicable to outstanding shares.................       $ 69,434,439
                                                                   ============
Shares of beneficial interest outstanding...................          2,542,025
                                                                   ============
Net asset value and offering price per share outstanding....       $      27.31
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2000

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $ 1,189,517
  Interest..................................................      295,369
                                                              -----------
    Total income............................................    1,484,886
                                                              -----------
Expenses:
  Management................................................      812,821
  Transfer agent............................................      200,903
  Distribution--Class B.....................................      186,889
  Distribution--Class C.....................................       33,138
  Registration..............................................       76,419
  Shareholder communication.................................       68,652
  Service--Class A..........................................       37,212
  Service--Class B..........................................       62,296
  Service--Class C..........................................       11,046
  Professional..............................................       38,654
  Recordkeeping.............................................       36,961
  Custodian.................................................       22,815
  Trustees..................................................        3,126
  Miscellaneous.............................................       24,732
                                                              -----------
    Total expenses before reimbursement.....................    1,615,664
                                                              -----------
Expense reimbursement by Manager............................     (201,201)
                                                              -----------
    Net expenses............................................    1,414,463
                                                              -----------
Net investment income.......................................       70,423
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................   14,862,338
Net change in unrealized appreciation on investments........    2,412,003
                                                              -----------
Net realized and unrealized gain on investments.............   17,274,341
                                                              -----------
Net increase in net assets resulting from operations........  $17,344,764
                                                              ===========

-------
(a) Dividends recorded net of foreign withholding taxes of $6,952.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2000           1999
                                                              ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $    70,423    $    260,275
  Net realized gain on investments..........................   14,862,338       4,098,524
  Net change in unrealized appreciation on investments......    2,412,003       4,226,445
                                                              ------------   ------------
  Net increase in net assets resulting from operations......   17,344,764       8,585,244
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................           --         (11,898)
    Class B.................................................           --          (1,837)
    Class C.................................................           --            (222)
    Class I.................................................      (66,943)       (269,185)
  From net realized gain on investments:
    Class A.................................................   (2,205,840)       (310,408)
    Class B.................................................   (4,008,861)       (381,844)
    Class C.................................................     (673,736)        (81,020)
    Class I.................................................   (7,189,079)     (2,719,235)
                                                              ------------   ------------
      Total dividends and distributions to shareholders.....  (14,144,459)     (3,775,649)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   14,874,183       9,046,008
    Class B.................................................   27,578,588      11,149,210
    Class C.................................................    4,084,492       2,347,220
    Class I.................................................    7,241,799      13,782,334
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................    2,078,469         264,532
    Class B.................................................    3,805,143         365,251
    Class C.................................................      633,102          79,366
    Class I.................................................    6,839,469       2,757,364
                                                              ------------   ------------
                                                               67,135,245      39,791,285
  Cost of shares redeemed:
    Class A.................................................   (3,811,979)       (900,257)
    Class B.................................................   (2,736,156)       (279,066)
    Class C.................................................     (689,234)        (28,635)
    Class I.................................................  (11,091,674)    (17,708,062)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................   48,806,202      20,875,265
                                                              ------------   ------------
      Net increase in net assets............................   52,006,507      25,684,860
NET ASSETS:
Beginning of year...........................................   86,099,103      60,414,243
                                                              ------------   ------------
End of year................................................. $138,105,610    $ 86,099,103
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                              Class A                             Class B
                                                   ------------------------------      ------------------------------
                                                                       June 9*                             June 9*
                                                    Year ended         through          Year ended         through
                                                   December 31,      December 31,      December 31,      December 31,
                                                       2000              1999              2000              1999
                                                   ------------      ------------      ------------      ------------
Net asset value at beginning of period.......        $ 26.22           $ 25.38           $ 26.15           $ 25.38
                                                     -------           -------           -------           -------
Net investment income (loss).................           0.02              0.05             (0.11)             0.02
Net realized and unrealized gain on
  investments................................           4.17              1.81              4.04              1.76
                                                     -------           -------           -------           -------
Total from investment operations.............           4.19              1.86              3.93              1.78
                                                     -------           -------           -------           -------
Less dividends and distributions:
  From net investment income.................             --             (0.08)               --             (0.07)
  From net realized gain on investments......         (3.16)             (0.94)            (3.16)            (0.94)
                                                     -------           -------           -------           -------
Total dividends and distributions............         (3.16)             (1.02)            (3.16)            (1.01)
                                                     -------           -------           -------           -------
Net asset value at end of period.............        $ 27.25           $ 26.22           $ 26.92           $ 26.15
                                                     =======           =======           =======           =======
Total investment return (a)..................          16.67%             7.53%            15.72%             7.23%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss).............           0.12%             0.46%+          (0.63)%           (0.29)%+
    Net expenses.............................           1.25%             1.25%+            2.00%             2.00%+
    Expenses (before reimbursement)..........           1.44%             1.41%+            2.19%             2.16%+
Portfolio turnover rate......................             40%               32%               40%               32%
Net assets at end of period (in 000's).......        $22,048            $8,651           $40,078           $11,511

-------

 *   Class A, B and C shares first offered on June 9, 1999.
**   The financial information for the year ended December 31,
     1998 and prior relates to the MAP-Equity Fund shares, which were reorganized into Class I shares as of the close of
     business on June 8, 1999. Financial information for the year ended December 31, 1999 represents the combined results of operations of the MAP-Equity Fund and MainStay MAP Equity
     Fund.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

               Class C                                           Class I**
    ------------------------------      -----------------------------------------------------------
                        June 9*
     Year ended         through                           Year ended December 31,
    December 31,      December 31,      -----------------------------------------------------------
        2000              1999           2000         1999         1998         1997         1996
    ------------      ------------      -------      -------      -------      -------      -------
      $ 26.15           $ 25.38         $ 26.25      $ 24.58      $ 22.73      $ 20.66      $ 19.36
      -------           -------         -------      -------      -------      -------      -------
        (0.11)             0.02            0.12         0.11         0.33         0.28         0.36
         4.04              1.76            4.13         2.81         4.81         5.49         4.16
      -------           -------         -------      -------      -------      -------      -------
         3.93              1.78            4.25         2.92         5.14         5.77         4.52
      -------           -------         -------      -------      -------      -------      -------
           --             (0.07)          (0.03)       (0.11)       (0.33)       (0.29)       (0.36)
        (3.16)            (0.94)          (3.16)       (1.14)       (2.96)       (3.41)       (2.86)
      -------           -------         -------      -------      -------      -------      -------
        (3.16)            (1.01)          (3.19)       (1.25)       (3.29)       (3.70)       (3.22)
      -------           -------         -------      -------      -------      -------      -------
      $ 26.92           $ 26.15         $ 27.31      $ 26.25      $ 24.58      $ 22.73      $ 20.66
      =======           =======         =======      =======      =======      =======      =======
        15.72%             7.23%          16.88%       12.18%       24.23%       27.99%       23.82%
        (0.63)%           (0.29)%+         0.37%        0.39%        1.10%        1.18%        1.82%
         2.00%             2.00%+          1.00%        0.88%        0.70%        0.82%        0.74%
         2.19%             2.16%+          1.19%        0.96%        0.77%        0.82%        0.74%
           40%               32%             40%          32%          41%          58%          53%
       $6,546            $2,478         $69,434      $63,460      $60,414      $94,172      $73,591

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay MAP Equity Fund


NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay MAP Equity Fund (the "Fund").

MainStay MAP Equity Fund commenced operations in 1970 as the Mutual Benefit Fund. It was renamed MAP-Equity Fund on May 1, 1995. Pursuant to an Agreement and Plan of Reorganization approved by MAP-Equity shareholders on June 3, 1999, the MAP-Equity Fund was reorganized as the MainStay MAP Equity Fund. The acquisition was accomplished by a tax free exchange of Class I shares of MainStay MAP Equity Fund in the amount equal to the outstanding shares of MAP-Equity Fund, effective on June 9, 1999. The financial statements of the MainStay MAP Equity Fund reflect the historical financial results of the MAP-Equity Fund prior to the reorganization. Prior to the reorganization, the MainStay MAP Equity Fund had not commenced operations and had no assets or liabilities. MainStay Management LLC agreed to bear all costs related to the reorganization.

The Fund currently offers four classes of shares, Class A shares, Class B shares, Class C shares and Class I shares. Distribution of the four classes commenced on June 9, 1999. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares are not subject to sales charge. Prior to reorganization Class I shares were subject to a sales charge. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee and may be sold to institutional investors and other individuals, as detailed in the prospectus.

The Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

Notes to Financial Statements

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

MainStay MAP Equity Fund

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. A permanent book-tax difference of $3,480 resulted in an increase to accumulated undistributed net realized gain on investments. In addition, a decrease of $3,480 has been made to accumulated undistributed net investment income. These book/tax differences are due primarily to the tax treatment of income earned from Real Estate Investment Trusts and reclassification of distributions.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), served as the Fund's manager pursuant to a management agreement and provided offices and conducted clerical, recordkeeping and bookkeeping services, and kept most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Markston International, LLC (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the average daily net assets of the Fund. For the year ended December 31, 2000, the Manager earned $812,821 and reimbursed the Fund $201,201. The

Manager has contractually agreed to limit total annual fund operating expenses to 1.00%, 1.25%, 2.00% and 2.00% for Class I, Class A, Class B and Class C shares, respectively, through May 30, 2001, after which time the Manager may discontinue the limitation. For a two-year period following expiration of the expense limitation, the Manager may be entitled to reimbursement for a portion of expenses paid pursuant to the expense limitation. At December 31, 2000, the amount of such expenses was $267,155.

Pursuant to the terms of a Sub-Advisory Agreement between the Manager and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets of 0.45% on assets up to $250 million, 0.40% on assets from $250 million to $500 million and 0.35% on assets in excess of $500 million.

Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), an affiliate of MainStay Management LLC and under the common control of New York Life, was substituted in place of MainStay Management LLC as the Fund's investment adviser. Under the Substitution Agreement among MainStay Management LLC, NYLIM and the Fund, NYLIM has assumed all of the interests, rights and responsibilities of MainStay Management LLC under the Management and Sub-Advisory Agreements to which it is a party. The terms and conditions of these agreements, including management fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Fund and the investment process used by NYLIM is identical to that which was used by MainStay Management LLC.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to Class A, Class B and Class C shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

MainStay MAP Equity Fund


SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $10,403 for the year ended December 31, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $3,999, $24,503 and $2,485, respectively, for the year ended December 31, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2000 amounted to $200,903.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MainStay Management or NYLIFE Distributors, currently are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $1,129 for the year ended December 31, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $36,961 for the year ended December 31, 2000.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2000, purchases and sales of securities, other than short-term securities, were $74,383 and $42,085, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2000.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                    YEAR ENDED
                                 DECEMBER 31, 2000                       YEAR ENDED DECEMBER 31, 1999
                       -------------------------------------   -------------------------------------------------
                       CLASS A   CLASS B   CLASS C   CLASS I   CLASS A(a)   CLASS B(a)   CLASS C(a)   CLASS I(b)
                       -------   -------   -------   -------   ----------   ----------   ----------   ----------
Shares sold..........    534        998      146       265        354          437           93           551
Shares issued in
  reinvestment of
  dividends and
  distributions......     81        150       25       265         11           14            3           110
                        ----      -----      ---      ----        ---          ---           --          ----
                         615      1,148      171       530        365          451           96           661
Shares redeemed......   (136)       (99)     (23)     (406)       (35)         (11)          (1)         (701)
                        ----      -----      ---      ----        ---          ---           --          ----
Net increase
  (decrease).........    479      1,049      148       124        330          440           95           (40)
                        ====      =====      ===      ====        ===          ===           ==          ====

-------

(a)  First offered on June 9, 1999.
(b) As a result of the reorganization of MAP-Equity Fund into MainStay MAP Equity Fund, effective June 9, 1999, shareholders of MAP-Equity Fund received Class I shares of MainStay MAP Equity Fund.

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of The MainStay MAP Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay MAP Equity Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2001

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Contact your investment professional for a free prospectus containing more information, including advisory fees, risks, other expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
JOHN A. FLANAGAN          Chief Financial Officer
                          and Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of December 31, 2000.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSME11-02/01

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    MAP Equity Fund

    ANNUAL REPORT

    DECEMBER 31, 2000

    [MAINSTAY LOGO]